UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02368

Name of Registrant:	Vanguard Fixed Income Securities Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2021—January 31, 2022

Item 1: Reports to Shareholders

Annual Report   |   January 31, 2022
Vanguard U.S. Government Bond Funds
Vanguard Short-Term Treasury Fund
Vanguard Short-Term Federal Fund
Vanguard Intermediate-Term Treasury Fund
Vanguard Long-Term Treasury Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	2
About Your Fund’s Expenses	5
Short-Term Treasury Fund	7
Short-Term Federal Fund	24
Intermediate-Term Treasury Fund	42
Long-Term Treasury Fund	59
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2022, returns of the funds in this report ranged from –4.92% to –1.38%. Investor Shares of Vanguard Long-Term Treasury Fund returned the least but held up better than the fund’s benchmark index. All share classes in the funds posted negative returns but outpaced their indexes. Admiral Shares of Vanguard Short-Term Federal Fund declined the least.
•	The U.S. economy continued to heal over the 12 months. Vaccination rates rose, the economy reopened, and more workers returned to the labor force. The investment environment grew a little more challenging, however, as COVID-19 variants emerged, inflation surged to levels not seen in decades, and the monetary stance of the Federal Reserve turned less accommodative.
•	With yields rising and prices falling, U.S. Treasuries returned –3.25%, slightly less than mortgage-backed securities and corporate bonds.
•	Results by quality were mixed. By maturity, longer-dated bonds trailed bonds with shorter maturities.
•	The Short-Term Federal Fund’s holdings of futures contracts had a positive impact on its performance for the year. The fund regularly uses derivatives to hedge portfolio risks.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.32%	20.51%	16.59%
Russell 2000 Index (Small-caps)	-1.21	11.99	9.69
Russell 3000 Index (Broad U.S. market)	18.80	19.93	16.11
FTSE All-World ex US Index (International)	4.20	9.61	8.35
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-2.97%	3.67%	3.08%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-1.89	3.50	3.46
FTSE Three-Month U.S. Treasury Bill Index	0.04	0.89	1.10
CPI
Consumer Price Index	7.48%	3.76%	2.97%
1

Advisor’s Report
For the 12 months ended January 31, 2022, rising bond yields and falling prices led to an unfavorable environment across the fixed income market. Among the four funds in this report, Vanguard Short-Term Treasury Fund returned –1.50%, Vanguard Intermediate-Term Treasury Fund –3.39%, and Vanguard Long-Term Treasury Fund –4.82%, while Vanguard Short-Term Federal Fund returned –1.38%. (The returns and yields cited in this report are for Admiral Shares.) All the funds declined less than their benchmarks.
Each fund’s 30-day SEC yield—a proxy for its potential annualized rate of income—rose over the period. It rose 52 basis points (0.52 percentage points) to 0.65% for the Short-Term Treasury Fund, 63 basis points to 1.28% for the Intermediate-Term Treasury Fund, and 36
basis points to 2.01% for the Long-Term Treasury Fund. The yield of the Short-Term Federal Fund rose 44 basis points to 1.16%.
Investment environment
Market sentiment was buoyant in early 2021. COVID-19 vaccines were rolled out, helping to lift the outlook for the global economy, especially the sectors hit hardest by restrictions and lockdowns. Governments and central banks in developed markets continued to provide extensive support through central bank asset-purchase programs, fiscal stimulus packages, and relief to workers through enhanced unemployment benefits and job retention programs. Those efforts generally helped bring down unemployment and unleash pent-up consumer demand once the global

Yields of U.S. Treasury Securities
Maturity	January 31, 2021	January 31, 2022
2 years	0.11%	1.18%
5 years	0.42	1.61
10 years	1.07	1.78
30 years	1.83	2.11
Source: Vanguard.
2

economy began to reopen. The Federal Reserve’s average inflation targeting policy also provided some comfort to markets, which were anticipating a transitory pickup in inflation.
The investment environment, though, grew a little more challenging later in the period. COVID-19 variants emerged, pushing up case numbers even as vaccination rates rose. Supply disruptions and labor shortages in some sectors drove inflation higher across much of the globe. The U.S. annualized rate of inflation climbed from below the Fed’s 2% target at the start of 2021 to levels not seen in decades by year-end. In response, monetary policy turned less accommodative, with the Fed starting to taper its bond purchases in November and penciling in three interest rate hikes in 2022.
The pivot in monetary policy contributed to a rise in Treasury yields across the curve. For the 12 months, the yield of the 2-year Treasury note rose 107 basis points to 1.18%, the yield of the 10-year note ended 71 basis points higher at 1.78%, and the yield of the 30-year rose 28 basis points to 2.11%.
Management of the portfolio
The Intermediate-Term Treasury, Long-Term Treasury, and Short-Term Federal Funds had exposure to agency securities, and all three of our Treasury funds had holdings in TIPS. Our exposure to these sectors helped, particularly during a period characterized by higher-than-expected inflation. We remain confident in the long-term value of such exposures amid depressed valuations.
The Short-Term Federal Fund also benefited from strategically shorter duration positions during the second and third quarters of 2021 and again at year-end. Shorter durations tend to help fund performance during periods of less accommodative monetary policy.
Outlook
The rapid rebound in economic activity from COVID-19 lows is likely to give way to slower growth for major economies. In the U.S., we expect growth to slow to 4% in 2022.
Although COVID-19 will remain a critical factor in 2022, the outlook for macroeconomic policy will likely be more crucial. The removal of policy support poses a new challenge for policymakers and a source of risk for financial markets.
The recent upswing in inflation is proving less transitory than had been expected. The combination of higher demand from the lifting of pandemic restrictions and lower supply due to labor and input shortages globally has pushed consumer prices higher in much of the world. Although a return to 1970s-style stagflation is not in the cards, we expect inflation to remain elevated across developed markets as the forces of demand and supply take some time to balance.
Central banks will have to maintain the delicate balance between keeping inflation expectations anchored and
3

allowing for a supportive environment for economic growth. As negative supply shocks push inflation higher, they threaten to set off a self-fulfilling cycle of ever-higher inflation, which could begin to chip away at demand.
Although the markets may turn choppier as monetary policy normalizes, higher rates should translate into more attractive future returns for bond investors.
Whatever the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to navigate this large, fragmented market to seek attractive investment opportunities that will add to the funds’ performance.
Portfolio Managers:
Brian Quigley, CFA
Portfolio Manager
John Madziyire, CFA
Portfolio Manager
Vanguard Fixed Income Group
February 14, 2022
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended January 31, 2022
	Beginning Account Value 7/31/2021	Ending Account Value 1/31/2022	Expenses Paid During Period
Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$985.30	$1.00
Admiral™ Shares	1,000.00	985.80	0.50
Short-Term Federal Fund
Investor Shares	$1,000.00	$984.00	$1.00
Admiral Shares	1,000.00	984.50	0.50
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$965.50	$0.99
Admiral Shares	1,000.00	966.00	0.50
Long-Term Treasury Fund
Investor Shares	$1,000.00	$958.70	$0.99
Admiral Shares	1,000.00	959.20	0.49
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
The calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; and for the Long-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
6

Short-Term Treasury Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2012, Through January 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Treasury Fund Investor Shares	-1.60%	1.47%	1.01%	$11,058
Bloomberg U.S. 1–5 Year Treasury Bond Index	-2.10	1.67	1.21	11,273
Bloomberg U.S. Aggregate Bond Index	-2.97	3.08	2.59	12,907

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Short-Term Treasury Fund Admiral Shares	-1.50%	1.57%	1.11%	$55,844
Bloomberg U.S. 1–5 Year Treasury Bond Index	-2.10	1.67	1.21	56,367
Bloomberg U.S. Aggregate Bond Index	-2.97	3.08	2.59	64,537
See Financial Highlights for dividend and capital gains information.
7

Short-Term Treasury Fund
Fund Allocation
As of January 31, 2022
Government Mortgage-Backed Securities	8.4%
U.S. Government Securities	91.6
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
8

Short-Term Treasury Fund
Financial Statements
Schedule of Investments
As of January 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (89.8%)
U.S. Government Securities (82.3%)
	United States Treasury Inflation Indexed Bonds	0.625%	4/15/23	572,923	594,945
	United States Treasury Note/Bond	0.125%	1/31/23	10,000	9,931
	United States Treasury Note/Bond	0.500%	3/15/23	50,000	49,805
	United States Treasury Note/Bond	0.250%	4/15/23	100,000	99,234
	United States Treasury Note/Bond	0.125%	4/30/23	165,000	163,402
	United States Treasury Note/Bond	2.750%	4/30/23	21,500	21,984
	United States Treasury Note/Bond	0.125%	5/31/23	200,000	197,781
	United States Treasury Note/Bond	1.625%	5/31/23	120,000	121,069
	United States Treasury Note/Bond	0.250%	6/15/23	240,000	237,675
	United States Treasury Note/Bond	1.375%	6/30/23	173,500	174,422
	United States Treasury Note/Bond	0.125%	7/15/23	125,000	123,398
	United States Treasury Note/Bond	2.750%	7/31/23	20,800	21,333
	United States Treasury Note/Bond	0.125%	8/31/23	250,000	246,367
	United States Treasury Note/Bond	1.375%	8/31/23	220,000	221,066
	United States Treasury Note/Bond	2.750%	8/31/23	90,000	92,363
	United States Treasury Note/Bond	0.125%	9/15/23	70,000	68,950
	United States Treasury Note/Bond	1.375%	9/30/23	150,000	150,727
	United States Treasury Note/Bond	0.125%	10/15/23	20,000	19,669
	United States Treasury Note/Bond	2.875%	10/31/23	20,000	20,606
	United States Treasury Note/Bond	2.250%	12/31/23	235,000	239,810
	United States Treasury Note/Bond	0.125%	1/15/24	93,700	91,811
	United States Treasury Note/Bond	2.250%	1/31/24	78,500	80,156
	United States Treasury Note/Bond	2.750%	2/15/24	40,500	41,766
	United States Treasury Note/Bond	2.125%	2/29/24	84,600	86,199
	United States Treasury Note/Bond	0.250%	3/15/24	135,000	132,258
	United States Treasury Note/Bond	2.125%	3/31/24	100,000	101,891
	United States Treasury Note/Bond	0.375%	4/15/24	100,000	98,156
	United States Treasury Note/Bond	2.000%	4/30/24	60,000	61,013
	United States Treasury Note/Bond	2.250%	4/30/24	65,000	66,452
	United States Treasury Note/Bond	2.000%	5/31/24	185,000	188,151
[1]	United States Treasury Note/Bond	1.750%	6/30/24	155,000	156,744
	United States Treasury Note/Bond	2.000%	6/30/24	170,000	172,922
	United States Treasury Note/Bond	2.125%	7/31/24	133,000	135,743
	United States Treasury Note/Bond	2.375%	8/15/24	85,000	87,284
	United States Treasury Note/Bond	1.250%	8/31/24	120,000	119,812
	United States Treasury Note/Bond	1.875%	8/31/24	100,000	101,437
	United States Treasury Note/Bond	2.250%	10/31/24	12,427	12,730
9

Short-Term Treasury Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	0.750%	11/15/24	135,000	132,785
	United States Treasury Note/Bond	2.250%	11/15/24	63,000	64,545
	United States Treasury Note/Bond	2.250%	12/31/24	13,145	13,474
	United States Treasury Note/Bond	1.375%	1/31/25	90,000	89,972
	United States Treasury Note/Bond	2.500%	1/31/25	57,400	59,274
	United States Treasury Note/Bond	2.000%	2/15/25	90,900	92,505
	United States Treasury Note/Bond	1.125%	2/28/25	107,000	106,131
	United States Treasury Note/Bond	0.250%	5/31/25	87,000	83,629
	United States Treasury Note/Bond	0.250%	6/30/25	165,000	158,400
	United States Treasury Note/Bond	2.750%	6/30/25	87,000	90,725
	United States Treasury Note/Bond	2.000%	8/15/25	74,000	75,283
	United States Treasury Note/Bond	2.750%	8/31/25	35,000	36,531
	United States Treasury Note/Bond	0.250%	9/30/25	16,000	15,295
	United States Treasury Note/Bond	0.250%	10/31/25	24,000	22,905
	United States Treasury Note/Bond	0.375%	12/31/25	20,000	19,128
	United States Treasury Note/Bond	0.500%	2/28/26	150,000	143,742
	United States Treasury Note/Bond	0.625%	7/31/26	50,000	47,914
	United States Treasury Note/Bond	1.500%	8/15/26	80,000	79,675
	United States Treasury Note/Bond	1.125%	10/31/26	10,000	9,778
	United States Treasury Note/Bond	1.250%	11/30/26	30,000	29,508
	United States Treasury Note/Bond	1.625%	11/30/26	30,000	30,052
	United States Treasury Note/Bond	1.250%	12/31/26	110,000	108,144
					6,118,457
Nonconventional Mortgage-Backed Securities (7.5%)
[2,3]	Fannie Mae REMICS	3.000%	9/25/50–2/25/52	186,753	187,168
[2,3]	Freddie Mac REMICS	2.000%	12/25/51	1,775	1,768
[2,3]	Freddie Mac REMICS	3.000%	6/15/48–2/25/52	107,130	107,278
[2]	Ginnie Mae	1.500%	5/20/51–12/20/51	15,583	15,556
[2]	Ginnie Mae	2.000%	11/20/51	14,057	14,064
[2]	Ginnie Mae	2.500%	9/20/51	15,416	15,389
[2]	Ginnie Mae	3.000%	2/20/48–12/20/51	204,175	204,411
[2]	Ginnie Mae	3.500%	11/20/51	7,288	7,294
[2]	Ginnie Mae	4.500%	11/20/47	5,322	5,335
					558,263
Total U.S. Government and Agency Obligations (Cost $6,768,299)					6,676,720
10

Short-Term Treasury Fund
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (6.3%)
Money Market Fund (6.3%)
[4]	Vanguard Market Liquidity Fund (Cost $466,217)	0.120%	4,662,636	466,217
Total Investments (96.1%) (Cost $7,234,516)				7,142,937
Other Assets and Liabilities—Net (3.9%)				290,073
Net Assets (100%)				7,433,010
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $3,428,000 have been segregated as initial margin for open futures contracts.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REMICS—Real Estate Mortgage Investment Conduits.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2022	2,587	560,490	(1,642)
5-Year U.S. Treasury Note	March 2022	4,448	530,216	(1,977)
				(3,619)
Short Futures Contracts
10-Year U.S. Treasury Note	March 2022	(470)	(60,145)	18
Ultra 10-Year U.S. Treasury Note	March 2022	(1,493)	(213,242)	(359)
				(341)
				(3,960)

See accompanying Notes, which are an integral part of the Financial Statements.
11

Short-Term Treasury Fund
Statement of Assets and Liabilities
As of January 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $6,768,299)	6,676,720
Affiliated Issuers (Cost $466,217)	466,217
Total Investments in Securities	7,142,937
Investment in Vanguard	238
Cash	14,137
Receivables for Investment Securities Sold	565,327
Receivables for Accrued Income	18,538
Receivables for Capital Shares Issued	4,845
Variation Margin Receivable—Futures Contracts	371
Other Assets	130
Total Assets	7,746,523
Liabilities
Payables for Investment Securities Purchased	300,568
Payables for Capital Shares Redeemed	12,214
Payables for Distributions	379
Payables to Vanguard	352
Total Liabilities	313,513
Net Assets	7,433,010
At January 31, 2022, net assets consisted of:

Paid-in Capital	7,557,618
Total Distributable Earnings (Loss)	(124,608)
Net Assets	7,433,010

Investor Shares—Net Assets
Applicable to 55,265,918 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	582,237
Net Asset Value Per Share—Investor Shares	$10.54

Admiral Shares—Net Assets
Applicable to 650,275,891 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,850,773
Net Asset Value Per Share—Admiral Shares	$10.54

See accompanying Notes, which are an integral part of the Financial Statements.
12

Short-Term Treasury Fund
Statement of Operations

Year Ended January 31, 2022
($000)
Investment Income
Income
Interest[1]	42,322
Total Income	42,322
Expenses
The Vanguard Group—Note B
Investment Advisory Services	696
Management and Administrative—Investor Shares	1,152
Management and Administrative—Admiral Shares	6,106
Marketing and Distribution—Investor Shares	64
Marketing and Distribution—Admiral Shares	359
Custodian Fees	41
Auditing Fees	34
Shareholders’ Reports—Investor Shares	16
Shareholders’ Reports—Admiral Shares	45
Trustees’ Fees and Expenses	4
Total Expenses	8,517
Net Investment Income	33,805
Realized Net Gain (Loss)
Investment Securities Sold[1]	(19,038)
Futures Contracts	188
Options Purchased	(685)
Options Written	(5,262)
Realized Net Gain (Loss)	(24,797)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(120,579)
Futures Contracts	(6,534)
Options Purchased	31
Options Written	(35)
Change in Unrealized Appreciation (Depreciation)	(127,117)
Net Increase (Decrease) in Net Assets Resulting from Operations	(118,109)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $81,000, ($16,000), $4,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
13

Short-Term Treasury Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	33,805	65,386
Realized Net Gain (Loss)	(24,797)	258,260
Change in Unrealized Appreciation (Depreciation)	(127,117)	(34,555)
Net Increase (Decrease) in Net Assets Resulting from Operations	(118,109)	289,091
Distributions
Investor Shares	(3,666)	(14,913)
Admiral Shares	(47,667)	(173,458)
Total Distributions	(51,333)	(188,371)
Capital Share Transactions
Investor Shares	(104,604)	36,739
Admiral Shares	(811,375)	(517,391)
Net Increase (Decrease) from Capital Share Transactions	(915,979)	(480,652)
Total Increase (Decrease)	(1,085,421)	(379,932)
Net Assets
Beginning of Period	8,518,431	8,898,363
End of Period	7,433,010	8,518,431

See accompanying Notes, which are an integral part of the Financial Statements.
14

Short-Term Treasury Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.77	$10.64	$10.48	$10.49	$10.65
Investment Operations
Net Investment Income[1]	.036	.070	.245	.227	.127
Net Realized and Unrealized Gain (Loss) on Investments	(.207)	.286	.160	(.009)	(.160)
Total from Investment Operations	(.171)	.356	.405	.218	(.033)
Distributions
Dividends from Net Investment Income	(.035)	(.070)	(.245)	(.228)	(.127)
Distributions from Realized Capital Gains	(.024)	(.156)	—	—	—
Total Distributions	(.059)	(.226)	(.245)	(.228)	(.127)
Net Asset Value, End of Period	$10.54	$10.77	$10.64	$10.48	$10.49
Total Return[2]	-1.60%	3.35%	3.91%	2.11%	-0.31%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$582	$701	$655	$671	$737
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	0.34%	0.64%	2.30%	2.18%	1.20%
Portfolio Turnover Rate[3]	213%	357%	340%	282%	280%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 4%, 57%, 5%, 37%, and 7%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Short-Term Treasury Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.77	$10.64	$10.48	$10.49	$10.65
Investment Operations
Net Investment Income[1]	.047	.079	.254	.238	.138
Net Realized and Unrealized Gain (Loss) on Investments	(.207)	.288	.162	(.010)	(.160)
Total from Investment Operations	(.160)	.367	.416	.228	(.022)
Distributions
Dividends from Net Investment Income	(.046)	(.081)	(.256)	(.238)	(.138)
Distributions from Realized Capital Gains	(.024)	(.156)	—	—	—
Total Distributions	(.070)	(.237)	(.256)	(.238)	(.138)
Net Asset Value, End of Period	$10.54	$10.77	$10.64	$10.48	$10.49
Total Return[2]	-1.50%	3.46%	4.01%	2.21%	-0.21%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,851	$7,818	$8,243	$7,385	$7,044
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	0.44%	0.73%	2.40%	2.28%	1.30%
Portfolio Turnover Rate[3]	213%	357%	340%	282%	280%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 4%, 57%, 5%, 37%, and 7%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
16

Short-Term Treasury Fund
Notes to Financial Statements
Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
17

Short-Term Treasury Fund
During the year ended January 31, 2022, the fund’s average investments in long and short futures contracts represented 10% and 7% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Options: The fund invests in options contracts on futures to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that if interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that if interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving options on futures contracts is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.
Options contracts on futures are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2022, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, respectively, based on the average market values at each quarter-end during the period. The fund had no open options contracts on futures at January 31, 2022.
4. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
18

Short-Term Treasury Fund
5. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the
19

Short-Term Treasury Fund
extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2022, the fund had contributed to Vanguard capital in the amount of $238,000, representing less than 0.01% of the fund’s net assets and 0.10% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
20

Short-Term Treasury Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	6,676,720	—	6,676,720
Temporary Cash Investments	466,217	—	—	466,217
Total	466,217	6,676,720	—	7,142,937
Derivative Financial Instruments
Assets
Futures Contracts[1]	18	—	—	18
Liabilities
Futures Contracts[1]	3,978	—	—	3,978
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the inclusion of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	614
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(33,160)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(91,683)
21

Short-Term Treasury Fund
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	41,730	168,115
Long-Term Capital Gains	9,603	20,256
Total	51,333	188,371
*	Includes short-term capital gains, if any.
As of January 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	7,234,619
Gross Unrealized Appreciation	5,255
Gross Unrealized Depreciation	(96,938)
Net Unrealized Appreciation (Depreciation)	(91,683)
E.	During the year ended January 31, 2022, the fund purchased $16,435,595,000 of investment securities and sold $18,004,211,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2022, such purchases were $76,468,000 and sales were $0, resulting in net realized gain (loss) of $0; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	143,058	13,378	502,974	46,442
Issued in Lieu of Cash Distributions	3,414	319	13,876	1,285
Redeemed	(251,076)	(23,483)	(480,111)	(44,212)
Net Increase (Decrease)—Investor Shares	(104,604)	(9,786)	36,739	3,515
22

Short-Term Treasury Fund
	Year Ended January 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	1,662,551	155,781	4,620,655	426,251
Issued in Lieu of Cash Distributions	41,703	3,898	152,189	14,096
Redeemed	(2,515,629)	(235,349)	(5,290,235)	(489,007)
Net Increase (Decrease)—Admiral Shares	(811,375)	(75,670)	(517,391)	(48,660)
G.	Market disruptions associated with current geopolitical events have had a global impact, and uncertainty exists as to their implications. Such disruptions can adversely affect assets and thus performance of the fund; at this time, an aggregate effect on assets and performance cannot be reasonably estimated. Management is continuing to monitor these developments and evaluate impacts they may have on the fund.
Management has determined that no other events or transactions occurred subsequent to January 31, 2022, that would require recognition or disclosure in these financial statements.
23

Short-Term Federal Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2012, Through January 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Federal Fund Investor Shares	-1.48%	1.75%	1.25%	$11,323
Bloomberg U.S. 1–5 Year Government Bond Index	-2.09	1.67	1.22	11,284
Bloomberg U.S. Aggregate Bond Index	-2.97	3.08	2.59	12,907

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Short-Term Federal Fund Admiral Shares	-1.38%	1.85%	1.35%	$57,183
Bloomberg U.S. 1–5 Year Government Bond Index	-2.09	1.67	1.22	56,421
Bloomberg U.S. Aggregate Bond Index	-2.97	3.08	2.59	64,537
See Financial Highlights for dividend and capital gains information.
24

Short-Term Federal Fund
Fund Allocation
As of January 31, 2022
Agency Bonds and Notes	40.5%
Asset-Backed/Commercial Mortgage-Backed Securities	0.4
Government Mortgage-Backed Securities	12.2
Sovereign Bonds	0.1
U.S. Government Securities	46.8
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
25

Short-Term Federal Fund
Financial Statements
Schedule of Investments
As of January 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (103.0%)
U.S. Government Securities (48.5%)
	United States Treasury Note/Bond	0.125%	2/28/23	274,000	271,902
	United States Treasury Note/Bond	0.125%	3/31/23	990,500	981,833
[1]	United States Treasury Note/Bond	0.250%	6/15/23	533,000	527,837
	United States Treasury Note/Bond	0.125%	7/15/23	129,000	127,347
	United States Treasury Note/Bond	0.250%	3/15/24	563,000	551,564
[2]	United States Treasury Note/Bond	0.375%	4/15/24	605,000	593,845
[1]	United States Treasury Note/Bond	0.250%	5/15/24	586,000	572,815
	United States Treasury Note/Bond	1.250%	12/31/26	2,750	2,704
	United States Treasury Note/Bond	1.500%	1/31/27	48,600	48,342
	United States Treasury Note/Bond	0.500%	8/31/27	2,320	2,175
	United States Treasury Note/Bond	0.375%	9/30/27	14,700	13,671
	United States Treasury Note/Bond	1.125%	2/29/28	3,810	3,682
	United States Treasury Note/Bond	1.125%	8/31/28	1,710	1,644
	United States Treasury Note/Bond	1.375%	12/31/28	21,000	20,495
	United States Treasury Note/Bond	1.625%	5/15/31	9,800	9,679
[1]	United States Treasury Note/Bond	1.375%	11/15/31	90,715	87,398
					3,816,933
Agency Bonds and Notes (41.9%)
[3]	Fannie Mae Interest Strip	0.000%	11/15/25	72,402	68,157
[3]	Fannie Mae Principal Strip	0.000%	1/15/30	63,400	54,186
[3]	Fannie Mae Principal Strip	0.000%	5/15/30	174,215	147,798
[3]	Fannie Mae Principal Strip	0.000%	11/15/30	7,000	5,865
	Federal Farm Credit Banks Funding Corp.	0.125%	11/23/22	37,000	36,848
	Federal Farm Credit Banks Funding Corp.	1.125%	1/6/25	25,000	24,789
	Federal Farm Credit Banks Funding Corp.	0.680%	3/9/26	275,000	264,909
	Federal Home Loan Banks	1.000%	12/20/24	580,000	573,465
	Federal Home Loan Banks	1.250%	12/21/26	410,000	402,875
[3]	Federal Home Loan Mortgage Corp.	0.250%	11/6/23	100,000	98,459
[3]	Federal Home Loan Mortgage Corp.	1.500%	2/12/25	136,000	136,323
[3]	Federal Home Loan Mortgage Corp.	0.640%	11/24/25	174,650	168,579
[3]	Federal Home Loan Mortgage Corp.	0.700%	12/30/25	194,850	188,253
[3]	Federal National Mortgage Assn.	0.500%	6/17/25	110,000	106,356
[3]	Federal National Mortgage Assn.	0.375%	8/25/25	65,000	62,445
[3]	Federal National Mortgage Assn.	0.650%	12/17/25	138,500	133,624
[3]	Federal National Mortgage Assn.	0.650%	12/17/25	180,495	174,140
[3]	Freddie Mac Coupon Strips	0.000%	3/15/31	4,455	3,697
[3]	Freddie Mac Strips	0.000%	9/15/29	1,920	1,653
26

Short-Term Federal Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Freddie Mac Strips	0.000%	3/15/31	21,820	18,109
	Private Export Funding Corp.	3.550%	1/15/24	8,700	9,047
	Private Export Funding Corp.	1.400%	7/15/28	41,000	39,184
	Resolution Funding Corp. Interest Strip	0.000%	10/15/29	15,108	12,958
	Resolution Funding Corp. Interest Strip	0.000%	1/15/30	4,155	3,546
	Resolution Funding Corp. Principal Strip	0.000%	1/15/30	374,796	319,837
	Resolution Funding Corp. Principal Strip	0.000%	4/15/30	227,307	192,864
	Tennessee Valley Authority	1.500%	9/15/31	50,000	47,892
					3,295,858
Conventional Mortgage-Backed Securities (4.8%)
[3,4]	Freddie Mac Gold Pool	2.000%	9/1/28–6/1/30	2,794	2,814
[3,4,5]	UMBS Pool	1.500%	2/17/37	125,000	123,066
[3,4,5]	UMBS Pool	2.000%	10/1/27–2/17/37	252,569	253,885
[3,4]	UMBS Pool	3.000%	12/1/34	218	227
					379,992
Nonconventional Mortgage-Backed Securities (7.8%)
[3,4]	Fannie Mae REMICS	1.500%	12/25/51	24,008	23,840
[3,4]	Fannie Mae REMICS	3.000%	9/25/50–2/25/52	180,395	180,775
[3,4]	Freddie Mac REMICS	2.000%	12/25/51	244	243
[3,4]	Freddie Mac REMICS	3.000%	6/15/48–2/25/52	146,851	147,066
[4]	Ginnie Mae	1.500%	5/20/51–12/20/51	11,209	11,194
[4]	Ginnie Mae	2.000%	11/20/51	31,649	31,542
[4]	Ginnie Mae	2.500%	9/20/51	3,784	3,778
[4]	Ginnie Mae	3.000%	2/20/48–12/20/51	212,002	212,186
[4]	Ginnie Mae	3.500%	11/20/51	1,642	1,643
[4]	Ginnie Mae	4.500%	11/20/47	1,278	1,281
					613,548
Total U.S. Government and Agency Obligations (Cost $8,240,005)					8,106,331
Asset-Backed/Commercial Mortgage-Backed Securities (0.4%)
[3,4]	FHLMC Multifamily Structured Pass Through Certificates Class A2 Series K028	3.111%	2/25/23	793	805
[3,4,6]	FHLMC Multifamily Structured Pass Through Certificates Class X1 Series K135	0.192%	10/25/31	265,989	4,380
[3,4,6]	FHLMC Multifamily Structured Pass Through Certificates Class X1 Series KG06	0.532%	10/25/31	36,997	1,651
[3,4,6]	FHLMC Multifamily Structured Pass Through Certificates Class X1 Series KSG2	0.122%	11/25/31	352,000	4,073
[3,4,6,7]	Freddie Mac Multifamily Structured Class X1 Series K037 Pass Through Certificates	0.932%	1/25/24	59,389	919
[3,4,6,7]	Freddie Mac Multifamily Structured Class X1 Series K043 Pass Through Certificates	0.520%	12/25/24	19,790	272
[3,4,6,7]	Freddie Mac Multifamily Structured Class X1 Series K053 Pass Through Certificates	0.881%	12/25/25	10,062	298
[3,4,6,7]	Freddie Mac Multifamily Structured Class X1 Series K054 Pass Through Certificates	1.164%	1/25/26	117,108	4,688
[3,4,6,7]	Freddie Mac Multifamily Structured Class X1 Series K055 Pass Through Certificates	1.356%	3/25/26	3,798	182
[3,4,6,7]	Freddie Mac Multifamily Structured Class X1 Series K057 Pass Through Certificates	1.174%	7/25/26	134,886	5,938
[3,4,6,7]	Freddie Mac Multifamily Structured Class X1 Series K058 Pass Through Certificates	0.922%	8/25/26	6,746	247
[3,4,6,7]	Freddie Mac Multifamily Structured Class X1 Series K062 Pass Through Certificates	0.301%	12/25/26	78,566	1,085
[3,4,6,7]	Freddie Mac Multifamily Structured Class X1 Series K064 Pass Through Certificates	0.604%	3/25/27	3,057	85
27

Short-Term Federal Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4,6,7]	Freddie Mac Multifamily Structured Class X1 Series K065 Pass Through Certificates	0.669%	4/25/27	35,817	1,115
[3,4,6,7]	Freddie Mac Multifamily Structured Class X1 Series K068 Pass Through Certificates	0.430%	8/25/27	2,108	46
[3,4,6,7]	Freddie Mac Multifamily Structured Class X1 Series KG02 Pass Through Certificates	1.018%	8/25/29	16,000	1,028
[3,4,6,7]	Freddie Mac Multifamily Structured Class X1 Series KG04 Pass Through Certificates	0.853%	11/25/30	10,990	690
[3,4,6,7]	Freddie Mac Multifamily Structured Class X1 Series KG05 Pass Through Certificates	0.312%	1/25/31	114,000	2,897
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $29,781)					30,399
Sovereign Bonds (0.1%)
[8]	State of Israel (Cost $6,351)	0.000%	11/1/24	6,905	6,605
				Shares
Temporary Cash Investments (1.3%)
Money Market Fund (1.3%)
[9]	Vanguard Market Liquidity Fund (Cost $104,838)	0.120%		1,048,486	104,838
Total Investments (104.8%) (Cost $8,380,975)					8,248,173
Other Assets and Liabilities—Net (-4.8%)					(378,418)
Net Assets (100%)					7,869,755
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $3,154,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	Securities with a value of $21,405,000 have been segregated as initial margin for open futures contracts.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2022.
6	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Interest-only security.
8	U.S. government-guaranteed.
9	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.
28

Short-Term Federal Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2022	5,431	1,176,660	(8,331)

Short Futures Contracts
10-Year U.S. Treasury Note	March 2022	(4,848)	(620,393)	9,122
5-Year U.S. Treasury Note	March 2022	(2,430)	(289,664)	(265)
Long U.S. Treasury Bond	March 2022	(86)	(13,384)	269
Ultra 10-Year U.S. Treasury Note	March 2022	(4,780)	(682,718)	6,759
				15,885
				7,554

See accompanying Notes, which are an integral part of the Financial Statements.
29

Short-Term Federal Fund
Statement of Assets and Liabilities
As of January 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $8,276,137)	8,143,335
Affiliated Issuers (Cost $104,838)	104,838
Total Investments in Securities	8,248,173
Investment in Vanguard	260
Cash	10,916
Cash Collateral Pledged—Futures Contracts	1,000
Receivables for Investment Securities Sold	581,818
Receivables for Accrued Income	9,099
Receivables for Capital Shares Issued	11,963
Other Assets	111
Total Assets	8,863,340
Liabilities
Payables for Investment Securities Purchased	967,283
Payables for Capital Shares Redeemed	25,195
Payables for Distributions	685
Payables to Vanguard	373
Variation Margin Payable—Futures Contracts	49
Total Liabilities	993,585
Net Assets	7,869,755
At January 31, 2022, net assets consisted of:

Paid-in Capital	8,016,035
Total Distributable Earnings (Loss)	(146,280)
Net Assets	7,869,755

Investor Shares—Net Assets
Applicable to 57,203,765 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	612,233
Net Asset Value Per Share—Investor Shares	$10.70

Admiral Shares—Net Assets
Applicable to 678,103,647 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,257,522
Net Asset Value Per Share—Admiral Shares	$10.70

See accompanying Notes, which are an integral part of the Financial Statements.
30

Short-Term Federal Fund
Statement of Operations

Year Ended January 31, 2022
($000)
Investment Income
Income
Interest[1]	57,791
Total Income	57,791
Expenses
The Vanguard Group—Note B
Investment Advisory Services	741
Management and Administrative—Investor Shares	1,255
Management and Administrative—Admiral Shares	6,358
Marketing and Distribution—Investor Shares	70
Marketing and Distribution—Admiral Shares	386
Custodian Fees	58
Auditing Fees	36
Shareholders’ Reports—Investor Shares	20
Shareholders’ Reports—Admiral Shares	107
Trustees’ Fees and Expenses	4
Total Expenses	9,035
Net Investment Income	48,756
Realized Net Gain (Loss)
Investment Securities Sold[1]	(7,433)
Futures Contracts	73,039
Options Purchased	(526)
Options Written	379
Realized Net Gain (Loss)	65,459
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(215,460)
Futures Contracts	(11,123)
Change in Unrealized Appreciation (Depreciation)	(226,583)
Net Increase (Decrease) in Net Assets Resulting from Operations	(112,368)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $629,000, ($15,000), $3,000, and ($4,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
31

Short-Term Federal Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	48,756	80,150
Realized Net Gain (Loss)	65,459	102,324
Change in Unrealized Appreciation (Depreciation)	(226,583)	44,479
Net Increase (Decrease) in Net Assets Resulting from Operations	(112,368)	226,953
Distributions
Investor Shares	(10,072)	(10,838)
Admiral Shares	(116,874)	(98,386)
Total Distributions	(126,946)	(109,224)
Capital Share Transactions
Investor Shares	(135,375)	130,437
Admiral Shares	197,355	2,804,847
Net Increase (Decrease) from Capital Share Transactions	61,980	2,935,284
Total Increase (Decrease)	(177,334)	3,053,013
Net Assets
Beginning of Period	8,047,089	4,994,076
End of Period	7,869,755	8,047,089

See accompanying Notes, which are an integral part of the Financial Statements.
32

Short-Term Federal Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.02	$10.79	$10.57	$10.55	$10.70
Investment Operations
Net Investment Income[1]	.054	.125	.246	.208	.142
Net Realized and Unrealized Gain (Loss) on Investments	(.215)	.274	.221	.021	(.144)
Total from Investment Operations	(.161)	.399	.467	.229	(.002)
Distributions
Dividends from Net Investment Income	(.053)	(.127)	(.247)	(.209)	(.142)
Distributions from Realized Capital Gains	(.106)	(.042)	—	—	(.006)
Total Distributions	(.159)	(.169)	(.247)	(.209)	(.148)
Net Asset Value, End of Period	$10.70	$11.02	$10.79	$10.57	$10.55
Total Return[2]	-1.48%	3.71%	4.46%	2.20%	-0.02%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$612	$767	$623	$622	$719
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	0.50%	1.14%	2.30%	1.98%	1.33%
Portfolio Turnover Rate[3]	424%	663%	499%	327%	211%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 87%, 180%, 32%, 90%, and 30%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
33

Short-Term Federal Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.02	$10.79	$10.57	$10.55	$10.70
Investment Operations
Net Investment Income[1]	.065	.130	.257	.219	.153
Net Realized and Unrealized Gain (Loss) on Investments	(.215)	.280	.220	.020	(.144)
Total from Investment Operations	(.150)	.410	.477	.239	.009
Distributions
Dividends from Net Investment Income	(.064)	(.138)	(.257)	(.219)	(.153)
Distributions from Realized Capital Gains	(.106)	(.042)	—	—	(.006)
Total Distributions	(.170)	(.180)	(.257)	(.219)	(.159)
Net Asset Value, End of Period	$10.70	$11.02	$10.79	$10.57	$10.55
Total Return[2]	-1.38%	3.81%	4.56%	2.30%	0.08%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,258	$7,280	$4,371	$3,963	$4,239
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	0.59%	1.19%	2.40%	2.08%	1.43%
Portfolio Turnover Rate[3]	424%	663%	499%	327%	211%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 87%, 180%, 32%, 90%, and 30%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
34

Short-Term Federal Fund
Notes to Financial Statements
Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
35

Short-Term Federal Fund
During the year ended January 31, 2022, the fund’s average investments in long and short futures contracts represented 9% and 23% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Options: The fund invests in options contracts on futures to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that if interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that if interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving options on futures contracts is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.
Options contracts on futures are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2022, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period. The fund had no open options contracts on futures at January 31, 2022.
4. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
36

Short-Term Federal Fund
At January 31, 2022, counterparties had deposited in segregated accounts securities with a value of $1,614,000 and cash of $54,000 in connection with TBA transactions.
5. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
37

Short-Term Federal Fund
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2022, the fund had contributed to Vanguard capital in the amount of $260,000, representing less than 0.01% of the fund’s net assets and 0.10% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
38

Short-Term Federal Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	8,106,331	—	8,106,331
Asset-Backed/Commercial Mortgage-Backed Securities	—	30,399	—	30,399
Sovereign Bonds	—	6,605	—	6,605
Temporary Cash Investments	104,838	—	—	104,838
Total	104,838	8,143,335	—	8,248,173
Derivative Financial Instruments
Assets
Futures Contracts[1]	16,150	—	—	16,150
Liabilities
Futures Contracts[1]	8,596	—	—	8,596
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	15,303
Total Distributable Earnings (Loss)	(15,303)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; and the deferral of qualified late-year losses.
39

Short-Term Federal Fund
As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	1,998
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(14,404)
Net Unrealized Gains (Losses)	(133,189)
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	80,883	109,224
Long-Term Capital Gains	46,063	—
Total	126,946	109,224
*	Includes short-term capital gains, if any.
As of January 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	8,381,362
Gross Unrealized Appreciation	5,109
Gross Unrealized Depreciation	(138,298)
Net Unrealized Appreciation (Depreciation)	(133,189)
E.	During the year ended January 31, 2022, the fund purchased $34,761,505,000 of investment securities and sold $33,752,409,000 of investment securities, other than temporary cash investments.
F.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	221,361	20,241	541,122	49,278
Issued in Lieu of Cash Distributions	8,922	821	9,577	872
Redeemed	(365,658)	(33,486)	(420,262)	(38,267)
Net Increase (Decrease)—Investor Shares	(135,375)	(12,424)	130,437	11,883
40

Short-Term Federal Fund
	Year Ended January 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	3,483,716	318,684	5,382,618	490,282
Issued in Lieu of Cash Distributions	101,385	9,331	86,834	7,902
Redeemed	(3,387,746)	(310,586)	(2,664,605)	(242,718)
Net Increase (Decrease)—Admiral Shares	197,355	17,429	2,804,847	255,466
G.	Market disruptions associated with current geopolitical events have had a global impact, and uncertainty exists as to their implications. Such disruptions can adversely affect assets and thus performance of the fund; at this time, an aggregate effect on assets and performance cannot be reasonably estimated. Management is continuing to monitor these developments and evaluate impacts they may have on the fund.
Management has determined that no other events or transactions occurred subsequent to January 31, 2022, that would require recognition or disclosure in these financial statements.
41

Intermediate-Term Treasury Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2012, Through January 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Intermediate-Term Treasury Fund Investor Shares	-3.49%	2.49%	1.84%	$11,998
Bloomberg U.S. 5–10 Year Treasury Bond Index	-4.21	2.84	2.15	12,375
Bloomberg U.S. Aggregate Bond Index	-2.97	3.08	2.59	12,907

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Intermediate-Term Treasury Fund Admiral Shares	-3.39%	2.60%	1.94%	$60,593
Bloomberg U.S. 5–10 Year Treasury Bond Index	-4.21	2.84	2.15	61,873
Bloomberg U.S. Aggregate Bond Index	-2.97	3.08	2.59	64,537
See Financial Highlights for dividend and capital gains information.
42

Intermediate-Term Treasury Fund
Fund Allocation
As of January 31, 2022
Agency Bonds and Notes	3.6%
Sovereign Bonds	0.8
U.S. Government Securities	95.6
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
43

Intermediate-Term Treasury Fund
Financial Statements
Schedule of Investments
As of January 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (97.1%)
U.S. Government Securities (93.6%)
United States Treasury Inflation Indexed Bonds	0.625%	4/15/23	83,924	87,150
United States Treasury Inflation Indexed Bonds	0.500%	4/15/24	219,310	231,475
United States Treasury Note/Bond	0.375%	4/30/25	68,100	65,834
United States Treasury Note/Bond	0.250%	5/31/25	78,700	75,650
United States Treasury Note/Bond	2.875%	5/31/25	75,000	78,469
United States Treasury Note/Bond	0.250%	6/30/25	98,200	94,272
United States Treasury Note/Bond	2.750%	6/30/25	60,000	62,569
United States Treasury Note/Bond	0.250%	7/31/25	57,300	54,918
United States Treasury Note/Bond	2.875%	7/31/25	74,100	77,643
United States Treasury Note/Bond	2.000%	8/15/25	220,400	224,223
United States Treasury Note/Bond	0.250%	8/31/25	45,700	43,722
United States Treasury Note/Bond	2.750%	8/31/25	43,600	45,508
United States Treasury Note/Bond	0.250%	9/30/25	83,500	79,821
United States Treasury Note/Bond	3.000%	9/30/25	39,300	41,400
United States Treasury Note/Bond	0.250%	10/31/25	58,000	55,354
United States Treasury Note/Bond	2.250%	11/15/25	49,000	50,317
United States Treasury Note/Bond	0.375%	11/30/25	89,300	85,491
United States Treasury Note/Bond	2.875%	11/30/25	44,000	46,221
United States Treasury Note/Bond	2.625%	12/31/25	48,300	50,330
United States Treasury Note/Bond	0.375%	1/31/26	113,000	107,880
United States Treasury Note/Bond	1.625%	2/15/26	132,184	132,597
United States Treasury Note/Bond	6.000%	2/15/26	17,000	19,954
United States Treasury Note/Bond	0.750%	3/31/26	71,000	68,670
United States Treasury Note/Bond	2.250%	3/31/26	7,450	7,656
United States Treasury Note/Bond	0.750%	4/30/26	59,000	57,009
United States Treasury Note/Bond	1.625%	5/15/26	90,300	90,498
United States Treasury Note/Bond	0.750%	5/31/26	142,000	137,074
United States Treasury Note/Bond	2.125%	5/31/26	110,300	112,833
United States Treasury Note/Bond	0.875%	6/30/26	131,100	127,147
United States Treasury Note/Bond	1.875%	6/30/26	39,900	40,417
United States Treasury Note/Bond	1.875%	7/31/26	36,000	36,461
United States Treasury Note/Bond	1.500%	8/15/26	92,000	91,626
United States Treasury Note/Bond	0.750%	8/31/26	75,000	72,211
United States Treasury Note/Bond	0.875%	9/30/26	54,400	52,632
United States Treasury Note/Bond	1.625%	9/30/26	136,400	136,592
United States Treasury Note/Bond	2.000%	11/15/26	65,100	66,310
United States Treasury Note/Bond	6.500%	11/15/26	5,000	6,120
44

Intermediate-Term Treasury Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	2.250%	2/15/27	150,000	154,594
	United States Treasury Note/Bond	6.625%	2/15/27	7,000	8,676
	United States Treasury Note/Bond	1.125%	2/28/27	19,100	18,643
	United States Treasury Note/Bond	2.375%	5/15/27	34,000	35,270
	United States Treasury Note/Bond	0.500%	10/31/27	118,500	110,779
	United States Treasury Note/Bond	2.250%	11/15/27	71,000	73,185
	United States Treasury Note/Bond	6.125%	11/15/27	14,000	17,426
	United States Treasury Note/Bond	0.625%	11/30/27	120,800	113,609
	United States Treasury Note/Bond	0.625%	12/31/27	100,500	94,391
	United States Treasury Note/Bond	0.750%	1/31/28	102,500	96,879
	United States Treasury Note/Bond	2.750%	2/15/28	118,500	125,591
	United States Treasury Note/Bond	1.125%	2/29/28	86,640	83,716
	United States Treasury Note/Bond	1.250%	3/31/28	139,900	136,031
	United States Treasury Note/Bond	1.250%	4/30/28	64,900	63,054
	United States Treasury Note/Bond	2.875%	5/15/28	109,700	117,242
	United States Treasury Note/Bond	1.250%	6/30/28	131,600	127,714
	United States Treasury Note/Bond	1.000%	7/31/28	51,100	48,777
	United States Treasury Note/Bond	2.875%	8/15/28	159,700	170,979
	United States Treasury Note/Bond	5.500%	8/15/28	10,000	12,309
	United States Treasury Note/Bond	1.125%	8/31/28	67,150	64,558
	United States Treasury Note/Bond	1.250%	9/30/28	72,700	70,405
	United States Treasury Note/Bond	1.375%	10/31/28	7,730	7,546
	United States Treasury Note/Bond	3.125%	11/15/28	128,500	139,884
	United States Treasury Note/Bond	5.250%	11/15/28	19,500	23,881
	United States Treasury Note/Bond	1.500%	11/30/28	71,089	69,945
	United States Treasury Note/Bond	2.625%	2/15/29	102,900	108,897
	United States Treasury Note/Bond	5.250%	2/15/29	10,000	12,317
	United States Treasury Note/Bond	2.375%	5/15/29	16,500	17,209
	United States Treasury Note/Bond	1.500%	2/15/30	23,500	23,067
[1]	United States Treasury Note/Bond	0.625%	5/15/30	67,250	61,408
	United States Treasury Note/Bond	0.625%	8/15/30	114,200	103,940
	United States Treasury Note/Bond	0.875%	11/15/30	126,400	117,275
	United States Treasury Note/Bond	1.125%	2/15/31	113,500	107,453
	United States Treasury Note/Bond	1.625%	5/15/31	56,800	56,099
	United States Treasury Note/Bond	1.250%	8/15/31	128,600	122,672
	United States Treasury Note/Bond	1.375%	11/15/31	90,000	86,709
					5,716,184
Agency Bonds and Notes (3.5%)
[2]	Fannie Mae Principal Strip	0.000%	1/15/30	16,000	13,675
[2]	Fannie Mae Principal Strip	0.000%	5/15/30	55,682	47,238
[2]	Fannie Mae Principal Strip	0.000%	11/15/30	6,000	5,027
[2]	Freddie Mac Strips	0.000%	3/15/31	28,909	23,993
	Private Export Funding Corp.	3.550%	1/15/24	10,300	10,710
	Private Export Funding Corp.	1.400%	7/15/28	34,000	32,494
	Resolution Funding Corp. Principal Strip	0.000%	4/15/30	98,000	83,150
					216,287
Total U.S. Government and Agency Obligations (Cost $6,075,259)					5,932,471
Sovereign Bonds (0.8%)
[3]	State of Israel (Cost $46,354)	0.000%	11/1/24	50,000	47,829
45

Intermediate-Term Treasury Fund
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (2.4%)
Money Market Fund (2.4%)
[4]	Vanguard Market Liquidity Fund (Cost $145,837)	0.120%	1,458,512	145,836
Total Investments (100.3%) (Cost $6,267,450)				6,126,136
Other Assets and Liabilities—Net (-0.3%)				(15,589)
Net Assets (100%)				6,110,547
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $3,474,000 have been segregated as initial margin for open futures contracts.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	U.S. government-guaranteed.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	March 2022	3,123	372,271	(3,838)
Ultra 10-Year U.S. Treasury Note	March 2022	773	110,406	(1,434)
				(5,272)
Short Futures Contracts
10-Year U.S. Treasury Note	March 2022	(1,483)	(189,778)	995
2-Year U.S. Treasury Note	March 2022	(587)	(127,177)	(19)
				976
				(4,296)

See accompanying Notes, which are an integral part of the Financial Statements.
46

Intermediate-Term Treasury Fund
Statement of Assets and Liabilities
As of January 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $6,121,613)	5,980,300
Affiliated Issuers (Cost $145,837)	145,836
Total Investments in Securities	6,126,136
Investment in Vanguard	201
Receivables for Investment Securities Sold	47,735
Receivables for Accrued Income	24,909
Receivables for Capital Shares Issued	5,830
Variation Margin Receivable—Futures Contracts	177
Other Assets	67
Total Assets	6,205,055
Liabilities
Due to Custodian	1
Payables for Investment Securities Purchased	87,323
Payables for Capital Shares Redeemed	6,050
Payables for Distributions	833
Payables to Vanguard	301
Total Liabilities	94,508
Net Assets	6,110,547
At January 31, 2022, net assets consisted of:

Paid-in Capital	6,310,456
Total Distributable Earnings (Loss)	(199,909)
Net Assets	6,110,547

Investor Shares—Net Assets
Applicable to 68,073,702 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	757,158
Net Asset Value Per Share—Investor Shares	$11.12

Admiral Shares—Net Assets
Applicable to 481,306,312 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,353,389
Net Asset Value Per Share—Admiral Shares	$11.12

See accompanying Notes, which are an integral part of the Financial Statements.
47

Intermediate-Term Treasury Fund
Statement of Operations

Year Ended January 31, 2022
($000)
Investment Income
Income
Interest[1]	75,409
Total Income	75,409
Expenses
The Vanguard Group—Note B
Investment Advisory Services	588
Management and Administrative—Investor Shares	1,514
Management and Administrative—Admiral Shares	4,866
Marketing and Distribution—Investor Shares	84
Marketing and Distribution—Admiral Shares	288
Custodian Fees	33
Auditing Fees	35
Shareholders’ Reports—Investor Shares	22
Shareholders’ Reports—Admiral Shares	66
Trustees’ Fees and Expenses	3
Total Expenses	7,499
Net Investment Income	67,910
Realized Net Gain (Loss)
Investment Securities Sold[1]	(55,013)
Futures Contracts	12,701
Options Purchased	(610)
Options Written	(4,395)
Realized Net Gain (Loss)	(47,317)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(236,675)
Futures Contracts	(8,177)
Options Purchased	27
Options Written	(30)
Change in Unrealized Appreciation (Depreciation)	(244,855)
Net Increase (Decrease) in Net Assets Resulting from Operations	(224,262)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $37,000, less than $1,000, $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
48

Intermediate-Term Treasury Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	67,910	82,483
Realized Net Gain (Loss)	(47,317)	392,594
Change in Unrealized Appreciation (Depreciation)	(244,855)	(113,488)
Net Increase (Decrease) in Net Assets Resulting from Operations	(224,262)	361,589
Distributions
Investor Shares	(9,491)	(45,250)
Admiral Shares	(69,688)	(296,030)
Total Distributions	(79,179)	(341,280)
Capital Share Transactions
Investor Shares	(157,062)	30,081
Admiral Shares	(619,102)	771,609
Net Increase (Decrease) from Capital Share Transactions	(776,164)	801,690
Total Increase (Decrease)	(1,079,605)	821,999
Net Assets
Beginning of Period	7,190,152	6,368,153
End of Period	6,110,547	7,190,152

See accompanying Notes, which are an integral part of the Financial Statements.
49

Intermediate-Term Treasury Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.65	$11.57	$10.96	$10.88	$11.11
Investment Operations
Net Investment Income[1]	.107	.129	.255	.260	.198
Net Realized and Unrealized Gain (Loss) on Investments	(.511)	.507	.611	.081	(.230)
Total from Investment Operations	(.404)	.636	.866	.341	(.032)
Distributions
Dividends from Net Investment Income	(.107)	(.127)	(.256)	(.261)	(.198)
Distributions from Realized Capital Gains	(.019)	(.429)	—	—	—
Total Distributions	(.126)	(.556)	(.256)	(.261)	(.198)
Net Asset Value, End of Period	$11.12	$11.65	$11.57	$10.96	$10.88
Total Return[2]	-3.49%	5.50%	7.98%	3.20%	-0.31%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$757	$953	$917	$837	$967
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	0.93%	1.07%	2.27%	2.42%	1.78%
Portfolio Turnover Rate[3]	181%	309%	214%	231%	181%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 3%, 37%, 5%, 35%, and 6%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
50

Intermediate-Term Treasury Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.65	$11.57	$10.96	$10.88	$11.11
Investment Operations
Net Investment Income[1]	.118	.139	.267	.272	.210
Net Realized and Unrealized Gain (Loss) on Investments	(.511)	.509	.610	.080	(.230)
Total from Investment Operations	(.393)	.648	.877	.352	(.020)
Distributions
Dividends from Net Investment Income	(.118)	(.139)	(.267)	(.272)	(.210)
Distributions from Realized Capital Gains	(.019)	(.429)	—	—	—
Total Distributions	(.137)	(.568)	(.267)	(.272)	(.210)
Net Asset Value, End of Period	$11.12	$11.65	$11.57	$10.96	$10.88
Total Return[2]	-3.39%	5.60%	8.09%	3.30%	-0.21%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,353	$6,237	$5,452	$4,976	$5,100
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.03%	1.16%	2.37%	2.52%	1.88%
Portfolio Turnover Rate[3]	181%	309%	214%	231%	181%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 3%, 37%, 5%, 35%, and 6%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
51

Intermediate-Term Treasury Fund
Notes to Financial Statements
Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
52

Intermediate-Term Treasury Fund
During the year ended January 31, 2022, the fund’s average investments in long and short futures contracts represented 8% and 6% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Options: The fund invests in options contracts on futures to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that if interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that if interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving options on futures contracts is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.
Options contracts on futures are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2022, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, respectively, based on the average market values at each quarter-end during the period. The fund had no open options contracts on futures at January 31, 2022.
4. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
53

Intermediate-Term Treasury Fund
5. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the
54

Intermediate-Term Treasury Fund
extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2022, the fund had contributed to Vanguard capital in the amount of $201,000, representing less than 0.01% of the fund’s net assets and 0.08% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
55

Intermediate-Term Treasury Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	5,932,471	—	5,932,471
Sovereign Bonds	—	47,829	—	47,829
Temporary Cash Investments	145,836	—	—	145,836
Total	145,836	5,980,300	—	6,126,136
Derivative Financial Instruments
Assets
Futures Contracts[1]	995	—	—	995
Liabilities
Futures Contracts[1]	5,291	—	—	5,291
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	(2,041)
Total Distributable Earnings (Loss)	2,041
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the inclusion of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	1,991
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(54,139)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(146,928)
56

Intermediate-Term Treasury Fund
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	67,894	276,617
Long-Term Capital Gains	11,285	64,663
Total	79,179	341,280
*	Includes short-term capital gains, if any.
As of January 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	6,273,063
Gross Unrealized Appreciation	28,207
Gross Unrealized Depreciation	(175,135)
Net Unrealized Appreciation (Depreciation)	(146,928)
E.	During the year ended January 31, 2022, the fund purchased $11,959,334,000 of investment securities and sold $13,157,271,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2022, such purchases were $60,490,000 and sales were $0; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	139,548	12,220	430,736	35,860
Issued in Lieu of Cash Distributions	8,775	770	42,262	3,591
Redeemed	(305,385)	(26,773)	(442,917)	(36,819)
Net Increase (Decrease)—Investor Shares	(157,062)	(13,783)	30,081	2,632
57

Intermediate-Term Treasury Fund
	Year Ended January 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	1,293,679	113,258	2,920,648	242,850
Issued in Lieu of Cash Distributions	57,745	5,070	249,608	21,208
Redeemed	(1,970,526)	(172,606)	(2,398,647)	(199,657)
Net Increase (Decrease)—Admiral Shares	(619,102)	(54,278)	771,609	64,401
G.	Market disruptions associated with current geopolitical events have had a global impact, and uncertainty exists as to their implications. Such disruptions can adversely affect assets and thus performance of the fund; at this time, an aggregate effect on assets and performance cannot be reasonably estimated. Management is continuing to monitor these developments and evaluate impacts they may have on the fund.
Management has determined that no other events or transactions occurred subsequent to January 31, 2022, that would require recognition or disclosure in these financial statements.
58

Long-Term Treasury Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2012, Through January 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Long-Term Treasury Fund Investor Shares	-4.92%	5.57%	4.01%	$14,812
Bloomberg U.S. Long Treasury Bond Index	-5.17	5.56	4.08	14,910
Bloomberg U.S. Aggregate Bond Index	-2.97	3.08	2.59	12,907

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Long-Term Treasury Fund Admiral Shares	-4.82%	5.67%	4.11%	$74,799
Bloomberg U.S. Long Treasury Bond Index	-5.17	5.56	4.08	74,551
Bloomberg U.S. Aggregate Bond Index	-2.97	3.08	2.59	64,537
See Financial Highlights for dividend and capital gains information.
59

Long-Term Treasury Fund
Fund Allocation
As of January 31, 2022
Agency Bonds and Notes	6.1%
U.S. Government Securities	93.9
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
60

Long-Term Treasury Fund
Financial Statements
Schedule of Investments
As of January 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (99.4%)
U.S. Government Securities (93.3%)
United States Treasury Note/Bond	1.375%	10/31/28	1,880	1,835
United States Treasury Note/Bond	1.500%	11/30/28	2,699	2,656
United States Treasury Note/Bond	4.500%	2/15/36	5,900	7,859
United States Treasury Note/Bond	4.750%	2/15/37	12,000	16,485
United States Treasury Note/Bond	5.000%	5/15/37	11,500	16,211
United States Treasury Note/Bond	4.375%	2/15/38	53,122	70,777
United States Treasury Note/Bond	4.500%	5/15/38	48,100	64,995
United States Treasury Note/Bond	4.500%	8/15/39	26,666	36,354
United States Treasury Note/Bond	4.375%	11/15/39	21,600	29,045
United States Treasury Note/Bond	4.625%	2/15/40	24,700	34,217
United States Treasury Note/Bond	1.125%	5/15/40	10,650	8,983
United States Treasury Note/Bond	1.125%	8/15/40	80,300	67,477
United States Treasury Note/Bond	3.875%	8/15/40	9,791	12,438
United States Treasury Note/Bond	1.375%	11/15/40	52,900	46,370
United States Treasury Note/Bond	4.250%	11/15/40	31,000	41,269
United States Treasury Note/Bond	1.875%	2/15/41	198,900	189,577
United States Treasury Note/Bond	2.250%	5/15/41	72,700	73,529
United States Treasury Note/Bond	4.375%	5/15/41	40,863	55,426
United States Treasury Note/Bond	1.750%	8/15/41	95,000	88,469
United States Treasury Note/Bond	3.750%	8/15/41	12,771	16,051
United States Treasury Note/Bond	2.000%	11/15/41	96,000	93,315
United States Treasury Note/Bond	3.125%	11/15/41	24,300	28,093
United States Treasury Note/Bond	3.125%	2/15/42	33,000	38,223
United States Treasury Note/Bond	3.000%	5/15/42	15,000	17,072
United States Treasury Note/Bond	2.750%	8/15/42	18,500	20,260
United States Treasury Note/Bond	2.750%	11/15/42	25,000	27,371
United States Treasury Note/Bond	3.125%	2/15/43	46,111	53,423
United States Treasury Note/Bond	2.875%	5/15/43	61,346	68,507
United States Treasury Note/Bond	3.625%	8/15/43	37,264	46,481
United States Treasury Note/Bond	3.750%	11/15/43	20,557	26,139
United States Treasury Note/Bond	3.625%	2/15/44	25,000	31,289
United States Treasury Note/Bond	3.375%	5/15/44	39,500	47,783
United States Treasury Note/Bond	3.125%	8/15/44	44,449	51,824
United States Treasury Note/Bond	3.000%	11/15/44	55,251	63,211
United States Treasury Note/Bond	2.500%	2/15/45	75,900	80,003
United States Treasury Note/Bond	3.000%	5/15/45	35,205	40,387
United States Treasury Note/Bond	2.875%	8/15/45	40,963	46,147
61

Long-Term Treasury Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	3.000%	11/15/45	13,600	15,670
	United States Treasury Note/Bond	2.500%	2/15/46	26,795	28,361
	United States Treasury Note/Bond	2.500%	5/15/46	12,810	13,567
	United States Treasury Note/Bond	2.250%	8/15/46	45,600	46,149
	United States Treasury Note/Bond	2.875%	11/15/46	33,769	38,301
	United States Treasury Note/Bond	3.000%	2/15/47	40,198	46,649
	United States Treasury Note/Bond	3.000%	5/15/47	38,636	44,951
	United States Treasury Note/Bond	2.750%	8/15/47	63,230	70,541
	United States Treasury Note/Bond	2.750%	11/15/47	74,690	83,384
	United States Treasury Note/Bond	3.000%	2/15/48	39,804	46,602
	United States Treasury Note/Bond	3.125%	5/15/48	59,662	71,538
	United States Treasury Note/Bond	3.000%	8/15/48	41,533	48,762
	United States Treasury Note/Bond	3.375%	11/15/48	86,061	108,020
	United States Treasury Note/Bond	3.000%	2/15/49	75,420	88,972
[1]	United States Treasury Note/Bond	2.875%	5/15/49	75,761	87,552
	United States Treasury Note/Bond	2.250%	8/15/49	66,500	68,194
	United States Treasury Note/Bond	2.375%	11/15/49	54,400	57,332
	United States Treasury Note/Bond	2.000%	2/15/50	66,000	64,288
	United States Treasury Note/Bond	1.250%	5/15/50	80,600	65,513
	United States Treasury Note/Bond	1.375%	8/15/50	106,797	89,576
	United States Treasury Note/Bond	1.625%	11/15/50	124,012	110,642
	United States Treasury Note/Bond	1.875%	2/15/51	123,900	117,298
	United States Treasury Note/Bond	2.375%	5/15/51	130,400	138,000
	United States Treasury Note/Bond	2.000%	8/15/51	164,000	159,951
	United States Treasury Note/Bond	1.875%	11/15/51	91,000	86,294
					3,455,658
Agency Bonds and Notes (6.1%)
[2]	Fannie Mae Principal Strip	0.000%	5/15/30	60,829	51,605
[2]	Fannie Mae Principal Strip	0.000%	8/6/38	1,000	662
[2]	Federal Home Loan Mortgage Corp.	0.000%	12/14/29	20,000	17,136
[2]	Federal National Mortgage Assn.	0.000%	11/15/30	55,000	46,079
[2]	Federal National Mortgage Assn.	0.000%	10/3/33	8,000	6,152
[2]	Freddie Mac Coupon Strips	0.000%	1/15/30	15,658	13,382
[2]	Freddie Mac Coupon Strips	0.000%	3/15/30	12,896	10,986
[2]	Freddie Mac Strips	0.000%	3/15/31	75,000	62,246
	Resolution Funding Corp. Principal Strip	0.000%	1/15/30	20,000	17,067
					225,315
Total U.S. Government and Agency Obligations (Cost $3,607,203)					3,680,973
62

Long-Term Treasury Fund
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[3]	Vanguard Market Liquidity Fund (Cost $4,983)	0.120%	49,833	4,983
Total Investments (99.5%) (Cost $3,612,186)				3,685,956
Other Assets and Liabilities—Net (0.5%)				18,190
Net Assets (100%)				3,704,146
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $6,373,000 have been segregated as initial margin for open futures contracts.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	March 2022	254	30,278	38
Long U.S. Treasury Bond	March 2022	270	42,019	459
Ultra Long U.S. Treasury Bond	March 2022	1,281	242,029	(5,068)
				(4,571)
Short Futures Contracts
10-Year U.S. Treasury Note	March 2022	(93)	(11,901)	41
Ultra 10-Year U.S. Treasury Note	March 2022	(2,185)	(312,079)	2,179
				2,220
				(2,351)

See accompanying Notes, which are an integral part of the Financial Statements.
63

Long-Term Treasury Fund
Statement of Assets and Liabilities
As of January 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $3,607,203)	3,680,973
Affiliated Issuers (Cost $4,983)	4,983
Total Investments in Securities	3,685,956
Investment in Vanguard	124
Receivables for Accrued Income	27,986
Receivables for Capital Shares Issued	2,104
Other Assets	222
Total Assets	3,716,392
Liabilities
Due to Custodian	1
Payables for Investment Securities Purchased	1
Payables for Capital Shares Redeemed	10,736
Payables for Distributions	650
Payables to Vanguard	196
Variation Margin Payable—Futures Contracts	662
Total Liabilities	12,246
Net Assets	3,704,146
At January 31, 2022, net assets consisted of:

Paid-in Capital	3,763,924
Total Distributable Earnings (Loss)	(59,778)
Net Assets	3,704,146

Investor Shares—Net Assets
Applicable to 61,024,930 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	749,777
Net Asset Value Per Share—Investor Shares	$12.29

Admiral Shares—Net Assets
Applicable to 240,458,658 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,954,369
Net Asset Value Per Share—Admiral Shares	$12.29

See accompanying Notes, which are an integral part of the Financial Statements.
64

Long-Term Treasury Fund
Statement of Operations

Year Ended January 31, 2022
($000)
Investment Income
Income
Interest[1]	81,769
Total Income	81,769
Expenses
The Vanguard Group—Note B
Investment Advisory Services	344
Management and Administrative—Investor Shares	1,401
Management and Administrative—Admiral Shares	2,568
Marketing and Distribution—Investor Shares	79
Marketing and Distribution—Admiral Shares	156
Custodian Fees	19
Auditing Fees	32
Shareholders’ Reports—Investor Shares	58
Shareholders’ Reports—Admiral Shares	38
Trustees’ Fees and Expenses	2
Total Expenses	4,697
Net Investment Income	77,072
Realized Net Gain (Loss)
Investment Securities Sold[1]	(69,629)
Futures Contracts	(22,633)
Options Purchased	(340)
Options Written	(2,457)
Realized Net Gain (Loss)	(95,059)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(193,706)
Futures Contracts	9,006
Options Purchased	16
Options Written	(18)
Change in Unrealized Appreciation (Depreciation)	(184,702)
Net Increase (Decrease) in Net Assets Resulting from Operations	(202,689)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $25,000, ($2,000), less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
65

Long-Term Treasury Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	77,072	85,062
Realized Net Gain (Loss)	(95,059)	471,651
Change in Unrealized Appreciation (Depreciation)	(184,702)	(303,886)
Net Increase (Decrease) in Net Assets Resulting from Operations	(202,689)	252,827
Distributions
Investor Shares	(37,811)	(96,568)
Admiral Shares	(143,859)	(336,034)
Total Distributions	(181,670)	(432,602)
Capital Share Transactions
Investor Shares	(97,549)	(10,665)
Admiral Shares	(37,268)	371,560
Net Increase (Decrease) from Capital Share Transactions	(134,817)	360,895
Total Increase (Decrease)	(519,176)	181,120
Net Assets
Beginning of Period	4,223,322	4,042,202
End of Period	3,704,146	4,223,322

See accompanying Notes, which are an integral part of the Financial Statements.
66

Long-Term Treasury Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.55	$14.05	$11.86	$11.96	$11.79
Investment Operations
Net Investment Income[1]	.239	.273	.331	.334	.328
Net Realized and Unrealized Gain (Loss) on Investments	(.923)	.677	2.226	(.100)	.170
Total from Investment Operations	(.684)	.950	2.557	.234	.498
Distributions
Dividends from Net Investment Income	(.239)	(.273)	(.331)	(.334)	(.328)
Distributions from Realized Capital Gains	(.337)	(1.177)	(.036)	—	—
Total Distributions	(.576)	(1.450)	(.367)	(.334)	(.328)
Net Asset Value, End of Period	$12.29	$13.55	$14.05	$11.86	$11.96
Total Return[2]	-4.92%	6.41%	21.84%	2.05%	4.21%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$750	$931	$971	$794	$882
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	1.90%	1.79%	2.55%	2.89%	2.70%
Portfolio Turnover Rate[3]	106%	172%	96%[4]	122%	103%[4]
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 2%, 26%, 4%, 34%, and 6%, respectively, attributable to mortgage-dollar-roll activity.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
67

Long-Term Treasury Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.55	$14.05	$11.86	$11.96	$11.79
Investment Operations
Net Investment Income[1]	.252	.288	.344	.346	.340
Net Realized and Unrealized Gain (Loss) on Investments	(.923)	.677	2.226	(.100)	.170
Total from Investment Operations	(.671)	.965	2.570	.246	.510
Distributions
Dividends from Net Investment Income	(.252)	(.288)	(.344)	(.346)	(.340)
Distributions from Realized Capital Gains	(.337)	(1.177)	(.036)	—	—
Total Distributions	(.589)	(1.465)	(.380)	(.346)	(.340)
Net Asset Value, End of Period	$12.29	$13.55	$14.05	$11.86	$11.96
Total Return[2]	-4.82%	6.51%	21.96%	2.16%	4.32%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,954	$3,292	$3,071	$2,532	$2,588
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.00%	1.89%	2.65%	2.99%	2.80%
Portfolio Turnover Rate[3]	106%	172%	96%[4]	122%	103%[4]
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 2%, 26%, 4%, 34%, and 6%, respectively, attributable to mortgage-dollar-roll activity.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
68

Long-Term Treasury Fund
Notes to Financial Statements
Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2022, the fund’s average investments in long and short futures contracts represented 11% and 10% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
69

Long-Term Treasury Fund
3. Options: The fund invests in options contracts on futures to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that if interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that if interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving options on futures contracts is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.
Options contracts on futures are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2022, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, respectively, based on the average market values at each quarter-end during the period. The fund had no open options contracts on futures at January 31, 2022.
4. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
5. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated
70

Long-Term Treasury Fund
by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
71

Long-Term Treasury Fund
For the year ended January 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2022, the fund had contributed to Vanguard capital in the amount of $124,000, representing less than 0.01% of the fund’s net assets and 0.05% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
72

Long-Term Treasury Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	3,680,973	—	3,680,973
Temporary Cash Investments	4,983	—	—	4,983
Total	4,983	3,680,973	—	3,685,956
Derivative Financial Instruments
Assets
Futures Contracts[1]	2,717	—	—	2,717
Liabilities
Futures Contracts[1]	5,068	—	—	5,068
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; and the inclusion of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	507
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(112,127)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	52,492
73

Long-Term Treasury Fund
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	77,325	192,474
Long-Term Capital Gains	104,345	240,128
Total	181,670	432,602
*	Includes short-term capital gains, if any.
As of January 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	3,633,464
Gross Unrealized Appreciation	161,394
Gross Unrealized Depreciation	(108,902)
Net Unrealized Appreciation (Depreciation)	52,492
E.	During the year ended January 31, 2022, the fund purchased $4,071,461,000 of investment securities and sold $4,458,137,000 of investment securities, other than temporary cash investments.
F.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	147,473	11,701	482,372	31,459
Issued in Lieu of Cash Distributions	35,678	2,954	90,861	6,323
Redeemed	(280,700)	(22,357)	(583,898)	(38,201)
Net Increase (Decrease)—Investor Shares	(97,549)	(7,702)	(10,665)	(419)
Admiral Shares
Issued	815,470	65,179	1,745,042	113,843
Issued in Lieu of Cash Distributions	128,719	10,646	299,458	20,883
Redeemed	(981,457)	(78,341)	(1,672,940)	(110,393)
Net Increase (Decrease)—Admiral Shares	(37,268)	(2,516)	371,560	24,333
G.	Market disruptions associated with current geopolitical events have had a global impact, and uncertainty exists as to their implications. Such disruptions can adversely affect assets and thus performance of the fund; at this time, an aggregate effect on assets and performance cannot be reasonably estimated. Management is continuing to monitor these developments and evaluate impacts they may have on the fund.
74

Long-Term Treasury Fund
Management has determined that no other events or transactions occurred subsequent to January 31, 2022, that would require recognition or disclosure in these financial statements.
75

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund and Vanguard Long-Term Treasury Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund and Vanguard Long-Term Treasury Fund (four of the funds constituting Vanguard Fixed Income Securities Funds, hereafter collectively referred to as the "Funds") as of January 31, 2022, the related statements of operations for the year ended January 31, 2022, the statements of changes in net assets for each of the two years in the period ended January 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2022 and each of the financial highlights for each of the five years in the period ended January 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 23, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
76

Special 2021 tax information (unaudited) for Vanguard Short-Term Treasury Fund
This information for the fiscal year ended January 31, 2022, is included pursuant to provisions of the Internal Revenue Code.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $9,603,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 80.1%.
For nonresident alien shareholders, 99.3% of income dividends are interest-related dividends.

Special 2021 tax information (unaudited) for Vanguard Short-Term Federal Fund
This information for the fiscal year ended January 31, 2022, is included pursuant to provisions of the Internal Revenue Code.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $61,366,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 60.3%.
For nonresident alien shareholders, 99.6% of income dividends are interest-related dividends.

Special 2021 tax information (unaudited) for Vanguard Intermediate-Term Treasury Fund
This information for the fiscal year ended January 31, 2022, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $11,285,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 99.8%.
For nonresident alien shareholders, 98.2% of income dividends are interest-related dividends.

77

Special 2021 tax information (unaudited) for Vanguard Long-Term Treasury Fund
This information for the fiscal year ended January 31, 2022, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $104,345,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 99.7%.
For nonresident alien shareholders, 99.5% of income dividends are interest-related dividends.
78

"Bloomberg®," Bloomberg U.S. 1–5 Year Treasury Bond Index, Bloomberg U.S. 1–5 Year Government Bond Index, Bloomberg U.S. 5–10 Year Treasury Bond Index, and Bloomberg U.S. Long Treasury Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The U.S. Government Bond Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the U.S. Government Bond Funds or any member of the public regarding the advisability of investing in securities generally or in the U.S. Government Bond Funds particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. 1–5 Year Treasury Bond Index, Bloomberg U.S. 1–5 Year Government Bond Index, Bloomberg U.S. 5–10 Year Treasury Bond Index, and Bloomberg U.S. Long Treasury Bond Index (the Indices), which are determined, composed and calculated by BISL without regard to Vanguard or the U.S. Government Bond Funds. Bloomberg has no obligation to take the needs of Vanguard or the owners of the U.S. Government Bond Funds into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the U.S. Government Bond Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to U.S. Government Bond Funds customers, in connection with the administration, marketing or trading of the U.S. Government Bond Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE U.S. GOVERNMENT BOND FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE U.S. GOVERNMENT BOND FUNDS OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2022 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
79

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City
(business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
CFA® is a registered trademark owned by CFA Institute.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q320 032022

Annual Report   |   January 31, 2022
Vanguard Corporate Bond Funds
Vanguard Short-Term Investment-Grade Fund
Vanguard Intermediate-Term Investment-Grade Fund
Vanguard Long-Term Investment-Grade Fund

Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	7
Short-Term Investment-Grade Fund	9
Intermediate-Term Investment-Grade Fund	90
Long-Term Investment-Grade Fund	158
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2022, the returns of the funds in this report ranged from –1.53% for Institutional Shares of Vanguard Short-Term Investment-Grade Fund to –4.64% for Investor Shares of Vanguard Long-Term Investment-Grade Fund. The funds outpaced the returns of their benchmark indexes.
•	The U.S. economy continued to heal over the 12 months. Vaccination rates rose, the economy reopened, and more workers returned to the labor force. The investment environment grew more challenging, however, as COVID-19 variants emerged, inflation surged to levels not seen in decades, and the monetary stance of the Federal Reserve turned less accommodative.
•	With yields rising and prices falling, investment-grade U.S. bonds overall returned roughly –3%, as measured by the Bloomberg U.S. Aggregate Float Adjusted Index.
•	In the Short-Term Fund and Vanguard Intermediate-Term Investment-Grade Fund, the advisor felt comfortable taking on more risk through a tilt away from bonds on the top rung of the investment-grade ladder. The shift helped relative performance, as did the funds’ slightly shorter-than-benchmark durations in the first part of the period.
•	In the Long-Term Fund, security selection and a modest exposure to structured finance helped relative results, while sector positioning proved a headwind.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.32%	20.51%	16.59%
Russell 2000 Index (Small-caps)	-1.21	11.99	9.69
Russell 3000 Index (Broad U.S. market)	18.80	19.93	16.11
FTSE All-World ex US Index (International)	4.20	9.61	8.35
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-2.97%	3.67%	3.08%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-1.89	3.50	3.46
FTSE Three-Month U.S. Treasury Bill Index	0.04	0.89	1.10
CPI
Consumer Price Index	7.48%	3.76%	2.97%

Advisors’ Report
Vanguard Fixed Income Group
For the Short-, Intermediate-, and Long-Term Investment-Grade Funds
For the 12 months ended January 31, 2022, Vanguard Short-Term Investment-Grade Fund returned –1.56%, and Vanguard Intermediate-Term Investment-Grade Fund returned –3.17%. (All returns and yields cited are for the funds’ Admiral Shares.) The funds’ results outpaced those of their benchmark indexes.
We also manage a little over 10% of the assets of Vanguard Long-Term Investment-Grade Fund. The fund returned –4.54%; its benchmark index returned –4.88%.
Each fund’s 30-day SEC yield rose over the 12-month period. It climbed 80 basis points to 1.64% for the Short-Term Fund, 99 basis points to 2.48% for the Intermediate-Term Fund, and 48 basis points to 2.97% for the Long-Term Fund. The 30-day SEC yield is a proxy for a fund’s potential annualized rate of income; a basis point is one-hundredth of a percentage point.
Investment environment
Market sentiment was buoyant in early 2021. COVID-19 vaccine programs were rolled out, which helped lift the outlook for the global economy, especially the sectors hit hardest by restrictions and lockdowns. Governments and central banks in developed markets continued to provide extensive support through central bank asset-purchase programs, fiscal stimulus

Yields of U.S. Treasury Securities
Maturity	January 31, 2021	January 31, 2022
2 years	0.11%	1.18%
5 years	0.42	1.61
10 years	1.07	1.78
30 years	1.83	2.11
Source: Vanguard.

packages, and relief to workers through enhanced unemployment benefits and job retention programs. Those efforts generally helped bring unemployment rates down and unleash pent-up consumer demand once the global economy began to reopen. The Federal Reserve’s average inflation targeting policy also provided some comfort to markets, which were anticipating a transitory pickup in inflation.
The investment environment grew a little more challenging later in the period, however. COVID-19 variants emerged, pushing up the number of new cases even as vaccination rates rose. Supply disruptions and labor shortages in some sectors drove inflation higher across much of the globe. In the U.S., the annualized rate of inflation climbed from below the Fed’s 2% target at the start of the period to levels not seen in decades by the end of it. In response, monetary policy turned less accommodative, with the Fed starting to taper its bond purchases in November and penciling in rate hikes beginning in March 2022.
Higher inflation expectations and the pivot in monetary policy contributed to a rise in Treasury yields, especially at the front end of the curve. The yield of the 2-year U.S. Treasury note rose 107 basis points to 1.18%, the yield of the 10-year U.S. Treasury note climbed 71 basis points to 1.78%, and the yield of the 30-year U.S. Treasury bond rose 28 basis points to 2.11%.
Management of the portfolio
Given where we were in the economic cycle when the period started, we felt comfortable taking on more risk through a tilt away from corporate bonds with the highest credit ratings in favor of those on the bottom rung of the investment-grade ladder. Valuations appeared more attractive in BBB-rated bonds, and because the companies issuing them are incentivized to hold onto their investment-grade rating to keep financing costs down, these bonds are less vulnerable to bondholder-unfriendly activity like mergers, acquisitions, or leveraging up their balance sheets. Our tilt helped the funds’ relative performance for the period.
We also took advantage of some opportunities in U.S. high yield corporates and emerging-market debt, which worked out well. So, too, did our tactical approach to managing interest rate risk versus the benchmark.
By the second half of the period, we felt that the credit market had priced in a fairly rosy scenario, which led us to start easing off on credit risk and adding to liquidity.
We generally look to our exposure to and selection within the credit sector to generate outperformance. However, the funds had slightly shorter- than-benchmark durations in the first part of the period, given our expectation that yields would move higher. This tactical bet paid off.
Outlook
We closed out the fiscal year conservatively positioned and with ample liquidity, as we expected several macroeconomic tailwinds from the first half of 2021 to fade in coming months.
The rapid rebound in economic activity we’ve seen from COVID-19 lows will likely give way to slower growth for major economies. In the U.S., we expect growth to slow down to 4% in 2022.
COVID-19 will remain a critical factor this year, but the outlook for macroeconomic policy will likely be more crucial. The removal of policy support poses a new challenge for policymakers and a source of risk for financial markets.
The upswing in inflation is proving less transitory than had been expected. Higher demand spurred by the lifting of pandemic restrictions, together with lower supply caused by labor shortages and supply disruptions, has pushed consumer prices higher in much of the world. Although a return to 1970s-style stagflation is not in the cards, we expect inflation to remain elevated across developed markets as the forces of demand and supply take some time to even out.
Central banks will have to maintain the delicate balance between keeping inflation expectations anchored and allowing for a supportive environment for economic growth. As negative supply shocks push inflation higher, they threaten to set off a cycle of ever-higher inflation, which could begin to chip away at demand.
While the markets may turn choppier as monetary policy normalizes, higher rates should translate into more attractive future returns for bond investors.
Whatever the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek attractive investment opportunities that will add to the funds’ performance.
Sara Devereux, Principal and
Global Head of Fixed Income Group
Daniel Shaykevich, Principal
and Portfolio Manager
Samuel C. Martinez, CFA,
Portfolio Manager
Arvind Narayanan, CFA
Portfolio Manager
February 16, 2022
Wellington Management Company llp
For the Long-Term Investment-Grade Fund
Vanguard Long-Term Investment Grade Fund returned –4.64% for Investor Shares and –4.54% for Admiral Shares for the 12 months ended January 31, 2022. It outperformed the –4.88% return of its benchmark, the Bloomberg U.S. Long Credit A or Better Bond Index.
The portion of the Long-Term Investment-Grade Fund that we manage (the “portfolio”) invests primarily in corporate bonds with 10 to 30 years until maturity. The portfolio’s returns are influenced by the direction of interest rates and by economic conditions that affect the creditworthiness of corporate bond issuers.
Investment environment
Sovereign yields rose across most developed markets during the fiscal year as central banks shifted to tighter monetary policies, including tapering asset purchases and signaling rate hikes; most spread sectors, however, were able to absorb the bulk of this move to produce positive excess returns over duration-equivalent government bonds. Concerns over the rapid transmission of the Omicron variant contributed to some market volatility and spread widening late in 2021, but these concerns were allayed by the variant’s relatively low severity of infection.
Central banks maintained policy accommodation early in the period, but later shifted to tighter policies as inflation proved more persistent than transitory and broadened out across more goods and services. The Federal Reserve accelerated the timeline for tapering its large-scale asset purchase program and projected a faster pace of rate hikes. Global GDP growth slowed but most countries still saw their GDP expand. Inflation rose to multi-decade highs in several countries, driven by strong demand but also by ongoing supply chain disruptions and labor shortages. The U.S. labor market healed over the period as the unemployment rate declined.
Corporate bonds outperformed duration-equivalent government bonds as spread tightening and coupon income helped offset the increase in Treasury yields.
The portfolio’s successes
In aggregate, security selection boosted relative results, most notably in the electric utility and communications sectors. Modest exposure to structured finance—including commercial mortgage-backed securities and agency mortgage-backed securities—also helped.
The portfolio’s shortfalls
Overall, sector positioning detracted from relative results, most notably in taxable municipal bonds and technology. Security selection within the transportation and natural gas sectors also hurt relative performance.
The outlook
With central banks shifting to less-accommodative monetary policy as a result of heightened inflation concerns, credit spreads have widened. We still favor maintaining a defensive credit risk posture while preserving a liquidity buffer to take advantage of any dislocations. We expect continued above-trend growth, underpinned by a healing labor market and resilient public health backdrop. Fiscal stimulus and infrastructure spending should continue to support the economy—albeit to a lesser extent than we expected six months ago. We believe many developed market central banks will shift to tighter monetary policies in 2022. Inflation in the United States has been running persistently higher than both the Fed’s forecasts and its target range; it has also shown signs of broadening out across more goods and services. Consumer confidence and spending have been buoyed by low interest rates, a strong labor market, government programs, and pent-up demand. While the strongest impulses are behind us, elevated savings and labor bargaining power should continue to provide a tailwind to the consumer.
Leverage has declined back to the lowest levels since 2015 but credit fundamental improvement has peaked. Free cash flow generation remains robust though companies may soon look to boost share repurchases and dividends. Shareholder-friendly activities remain low, but we will be closely monitoring mergers and acquisition activity, which may pick up if issuers look to take advantage of low borrowing costs to diversify or increase the scale of their businesses.
Although spreads have widened, they remain relatively high; as a result, we are underweight credit risk across portfolios. Strong technicals and fundamentals keep us from positioning with a significant underweight. We expect a continued supportive technical backdrop from still-low global rates. Issuance trends point to more opportunistic refinancing (and in some cases re-leveraging) to take advantage of low borrowing costs. Bouts of market volatility will generate greater idiosyncratic dispersion, and so we remain focused on identifying inefficiencies in the pricing of risk.
Scott I. St. John, CFA
Senior Managing Director
and Fixed Income Portfolio Manager
February 11, 2022

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended January 31, 2022
	Beginning Account Value 7/31/2021	Ending Account Value 1/31/2022	Expenses Paid During Period
Based on Actual Fund Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$978.40	$1.00
Admiral™ Shares	1,000.00	978.90	0.50
Institutional Shares	1,000.00	979.00	0.35
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$958.10	$0.99
Admiral Shares	1,000.00	958.50	0.49
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$937.60	$1.03
Admiral Shares	1,000.00	938.10	0.54
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Institutional Shares	1,000.00	1,024.85	0.36
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.65	0.56
The calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; and for the Long-Term Investment-Grade Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares. The dollar amounts shown as “Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Short-Term Investment-Grade Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2012, Through January 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Investment-Grade Fund Investor Shares	-1.66%	2.32%	2.19%	$12,413
Bloomberg U.S. 1-5 Year Credit Bond Index	-1.67	2.58	2.40	12,680
Bloomberg U.S. Aggregate Bond Index	-2.97	3.08	2.59	12,907

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Short-Term Investment-Grade Fund Admiral Shares	-1.56%	2.43%	2.29%	$62,688
Bloomberg U.S. 1-5 Year Credit Bond Index	-1.67	2.58	2.40	63,402
Bloomberg U.S. Aggregate Bond Index	-2.97	3.08	2.59	64,537

See Financial Highlights for dividend and capital gains information.

Short-Term Investment-Grade Fund
	Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Short-Term Investment-Grade Fund Institutional Shares	-1.53%	2.46%	2.32%	$6,287,652
Bloomberg U.S. 1-5 Year Credit Bond Index	-1.67	2.58	2.40	6,340,195
Bloomberg U.S. Aggregate Bond Index	-2.97	3.08	2.59	6,453,699

Short-Term Investment-Grade Fund
Fund Allocation
As of January 31, 2022
Asset-Backed/Commercial Mortgage-Backed Securities	8.0%
Common Stocks	0.1
Corporate Bonds - Communications	5.1
Corporate Bonds - Consumer Discretionary	5.0
Corporate Bonds - Consumer Staples	3.0
Corporate Bonds - Energy	7.4
Corporate Bonds - Financials	29.6
Corporate Bonds - Health Care	7.0
Corporate Bonds - Industrials	5.4
Corporate Bonds - Materials	2.2
Corporate Bonds - Real Estate	4.2
Corporate Bonds - Technology	4.8
Corporate Bonds - Utilities	4.0
Sovereign Bonds	2.5
Taxable Municipal Bonds	0.0
U.S. Government and Agency Obligations	11.7
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Short-Term Investment-Grade Fund
Financial Statements
Schedule of Investments
As of January 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (11.5%)
U.S. Government Securities (11.5%)
	United States Treasury Note/Bond	0.125%	2/28/23	50,000	49,617
	United States Treasury Note/Bond	0.125%	12/15/23	100,000	98,109
	United States Treasury Note/Bond	2.625%	12/31/23	250,000	256,836
	United States Treasury Note/Bond	0.125%	1/15/24	399,000	390,958
	United States Treasury Note/Bond	0.375%	4/15/24	600,000	588,937
[1]	United States Treasury Note/Bond	0.250%	5/15/24	400,000	391,000
	United States Treasury Note/Bond	0.375%	7/15/24	500,000	489,062
	United States Treasury Note/Bond	0.375%	8/15/24	500,000	488,516
	United States Treasury Note/Bond	0.375%	9/15/24	500,000	487,891
	United States Treasury Note/Bond	0.750%	11/15/24	737,000	724,909
	United States Treasury Note/Bond	1.500%	11/30/24	142,100	142,655
	United States Treasury Note/Bond	1.000%	12/15/24	874,000	865,123
	United States Treasury Note/Bond	1.125%	1/15/25	600,000	595,594
	United States Treasury Note/Bond	0.250%	10/31/25	600,000	572,625
	United States Treasury Note/Bond	0.375%	11/30/25	500,000	478,672
[2]	United States Treasury Note/Bond	0.375%	1/31/26	850,000	811,484
	United States Treasury Note/Bond	0.500%	2/28/26	500,000	479,141
[2,3]	United States Treasury Note/Bond	0.750%	3/31/26	750,000	725,391
	United States Treasury Note/Bond	0.750%	5/31/26	161,000	155,415
Total U.S. Government and Agency Obligations (Cost $8,969,044)					8,791,935
Asset-Backed/Commercial Mortgage-Backed Securities (7.8%)
[4]	Ally Auto Receivables Trust Class A4 Series 2019-1	3.020%	4/15/24	6,300	6,390
[4]	Ally Auto Receivables Trust Class A4 Series 2019-4	1.920%	1/15/25	8,150	8,231
[4]	American Express Credit Account Master Trust Class A Series 2021-1	0.900%	11/15/26	36,350	35,745
[4,5]	American Homes 4 Rent Trust Class A Series 2014-SFR2	3.786%	10/17/36	11,748	12,129
[4,5]	American Homes 4 Rent Trust Class A Series 2015-SFR2	3.732%	10/17/52	6,281	6,529
[4,5]	American Homes 4 Rent Trust Class B Series 2014-SFR2	4.290%	10/17/36	3,360	3,472
[4,5]	American Homes 4 Rent Trust Class B Series 2015-SFR2	4.295%	10/17/52	2,830	2,952
[4]	AmeriCredit Automobile Receivables Trust Class A3 Series 2021-2	0.340%	12/18/26	11,160	11,004
[4]	AmeriCredit Automobile Receivables Trust Class C Series 2020-2	1.480%	2/18/26	7,730	7,725

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	AmeriCredit Automobile Receivables Trust Class D Series 2018-2	4.010%	7/18/24	19,450	19,975
[4]	AmeriCredit Automobile Receivables Trust Class D Series 2019-1	3.620%	3/18/25	21,620	22,209
[4]	AmeriCredit Automobile Receivables Trust Class D Series 2020-2	2.130%	3/18/26	7,990	8,040
[4,5,6]	Aventura Mall Trust Class A Series 2018-AVM	4.112%	7/5/40	580	631
[4,5]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2018-2A	4.000%	3/20/25	9,935	10,373
[4,5]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2019-2A	3.350%	9/22/25	14,490	15,020
[4]	BA Credit Card Trust Class A1 Series 2021-A1	0.440%	9/15/26	12,810	12,542
[4]	Banc of America Commercial Mortgage Trust Class A3 Series 2015-UBS7	3.441%	9/15/48	11,018	11,361
[4]	Banc of America Commercial Mortgage Trust Class A4 Series 2017-BNK3	3.574%	2/15/50	4,760	5,017
[4,6]	Banc of America Commercial Mortgage Trust Class C Series 2015-UBS7	4.358%	9/15/48	1,600	1,553
[4,6]	Banc of America Funding Trust Class 2A2 Series 2006-H	3.022%	9/20/46	3,700	3,043
[4]	BANK Class A4 Series 2017-BNK4	3.625%	5/15/50	3,890	4,117
[4]	BANK Class A4 Series 2017-BNK7	3.175%	9/15/60	830	864
[4]	BANK Class A4 Series 2017-BNK8	3.488%	11/15/50	5,500	5,805
[4]	BANK Class A5 Series 2017-BNK7	3.435%	9/15/60	3,120	3,282
[4]	BANK Class AS Series 2017-BNK6	3.741%	7/15/60	3,080	3,254
[4]	BANK Class ASB Series 2018-BN14	4.185%	9/15/60	6,680	7,231
[4]	BANK Class ASB Series 2019-BN17	3.623%	4/15/52	7,533	8,044
[4,6]	Bank of America Mortgage Trust Class A2 Series 2002-J	3.387%	9/25/32	13	13
[4,6]	Bear Stearns ARM Trust Class 1A1 Series 2007-3	3.164%	5/25/47	5,076	5,018
[4,6]	Bear Stearns ARM Trust Class 2A1 Series 2006-4	2.802%	10/25/36	5,869	5,444
[4,6]	Benchmark Mortgage Trust Class A5 Series 2018-B1	3.666%	1/15/51	6,333	6,741
[4,6]	Benchmark Mortgage Trust Class A5 Series 2018-B2	3.882%	2/15/51	3,440	3,707
[4,6]	Benchmark Mortgage Trust Class AM Series 2018-B1	3.878%	1/15/51	5,990	6,368
[4]	Benchmark Mortgage Trust Class ASB Series 2019-B10	3.615%	3/15/62	8,042	8,578
[4,6]	Brazos Higher Education Authority Inc. Class A2 Series 2011-1, 3M USD LIBOR + 0.800%	0.978%	2/25/30	7,141	7,141
[4,5]	Canadian Pacer Auto Receivables Trust Class A4 Series 2018-2A	3.440%	8/21/23	1,656	1,687
[4,5]	Canadian Pacer Auto Receivables Trust Class A4 Series 2019-1A	2.960%	6/19/24	4,170	4,235
[4,5]	Canadian Pacer Auto Receivables Trust Class A4 Series 2020-1A	1.890%	3/19/25	6,810	6,829
[4]	Capital One Multi-Asset Execution Trust Class A1 Series 2021-A1	0.550%	7/15/26	55,900	54,638
[4]	Capital One Multi-Asset Execution Trust Class A3 Series 2021-A3	1.040%	11/16/26	49,340	48,644
[4]	Capital One Prime Auto Receivables Trust Class A3 Series 2019-1	2.510%	11/15/23	4,612	4,635
[4]	Capital One Prime Auto Receivables Trust Class A3 Series 2021-1	0.770%	9/15/26	14,690	14,478
[4]	Capital One Prime Auto Receivables Trust Class A4 Series 2020-1	1.630%	8/15/25	25,320	25,484
[4]	Capital One Prime Auto Receivables Trust Class A4 Series 2021-1	1.040%	4/15/27	12,510	12,272
[4,5]	CARDS II Trust Class A Series 2021-1A	0.602%	4/15/27	45,710	44,834
[4]	CarMax Auto Owner Trust Class A3 Series 2021-3	0.550%	6/15/26	36,480	35,921
[4]	CarMax Auto Owner Trust Class A4 Series 2019-3	2.300%	4/15/25	7,570	7,685

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	CarMax Auto Owner Trust Class A4 Series 2019-4	2.130%	7/15/25	13,790	13,974
[4]	CarMax Auto Owner Trust Class A4 Series 2020-1	2.030%	6/16/25	12,860	13,012
[4]	CarMax Auto Owner Trust Class A4 Series 2021-4	0.820%	4/15/27	8,120	7,905
[4]	CarMax Auto Owner Trust Class B Series 2018-4	3.670%	5/15/24	5,940	6,067
[4]	CarMax Auto Owner Trust Class B Series 2020-3	1.090%	3/16/26	7,740	7,662
[4]	CarMax Auto Owner Trust Class C Series 2018-1	2.950%	11/15/23	6,170	6,184
[4]	CarMax Auto Owner Trust Class C Series 2018-4	3.850%	7/15/24	4,030	4,109
[4]	CarMax Auto Owner Trust Class C Series 2019-4	2.600%	9/15/25	4,240	4,309
[4]	CarMax Auto Owner Trust Class C Series 2020-3	1.690%	4/15/26	4,840	4,823
[4]	CarMax Auto Owner Trust Class C Series 2020-4	1.300%	8/17/26	6,190	6,106
[4]	CarMax Auto Owner Trust Class C Series 2021-3	1.250%	5/17/27	8,400	8,189
[4]	CarMax Auto Owner Trust Class C Series 2021-4	1.380%	7/15/27	9,910	9,692
[4]	CarMax Auto Owner Trust Class D Series 2018-4	4.150%	4/15/25	2,730	2,795
[4]	Carvana Auto Receivables Trust Class A3 Series 2021-P3	0.700%	11/10/26	20,340	20,064
[4]	Carvana Auto Receivables Trust Class A4 Series 2021-P3	1.030%	6/10/27	9,760	9,531
[4]	CD Mortgage Trust Class A4 Series 2016-CD1	2.724%	8/10/49	3,650	3,719
[4]	CD Mortgage Trust Class A4 Series 2017-CD3	3.631%	2/10/50	5,355	5,663
[4,6]	CD Mortgage Trust Class A4 Series 2017-CD4	3.514%	5/10/50	6,310	6,651
[4]	CD Mortgage Trust Class A5 Series 2017-CD6	3.456%	11/13/50	6,715	7,069
[4,6]	CD Mortgage Trust Class C Series 2016-CD1	3.631%	8/10/49	6,299	6,131
[4]	CFCRE Commercial Mortgage Trust Class A4 Series 2016-C4	3.283%	5/10/58	5,064	5,226
[4,5]	Chesapeake Funding II LLC Class A1 Series 2019-1A	2.940%	4/15/31	9,309	9,361
[4,6]	CHL Mortgage Class 1A1 Series 2006-HYB1 Pass-Through Trust	2.638%	3/20/36	3,535	3,403
[4,6]	CHL Mortgage Class 3A1 Series 2007-HYB2 Pass-Through Trust	2.706%	2/25/47	4,110	3,406
[4]	Citigroup Commercial Mortgage Trust Class A3 Series 2014-GC23	3.356%	7/10/47	7,276	7,416
[4]	Citigroup Commercial Mortgage Trust Class A3 Series 2014-GC25	3.372%	10/10/47	16,188	16,667
[4]	Citigroup Commercial Mortgage Trust Class A3 Series 2017-P8	3.203%	9/15/50	2,641	2,744
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2013-GC11	3.093%	4/10/46	6,350	6,459
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC19	4.023%	3/10/47	3,873	4,029
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC21	3.575%	5/10/47	12,754	13,132
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC23	3.622%	7/10/47	25,685	26,649
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC25	3.635%	10/10/47	12,858	13,378
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC31	3.762%	6/10/48	25,297	26,649
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2017-C4	3.471%	10/12/50	4,800	5,060
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2017-P8	3.465%	9/15/50	4,683	4,935
[4,6]	Citigroup Commercial Mortgage Trust Class A4 Series 2018-C5	4.228%	6/10/51	4,260	4,686
[4]	Citigroup Commercial Mortgage Trust Class A5 Series 2014-GC21	3.855%	5/10/47	14,757	15,373
[4]	Citigroup Commercial Mortgage Trust Class A5 Series 2015-GC27	3.137%	2/10/48	38,271	39,373

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Citigroup Commercial Mortgage Trust Class AS Series 2014-GC23	3.863%	7/10/47	12,426	12,919
[4,6]	Citigroup Commercial Mortgage Trust Class B Series 2014-GC23	4.175%	7/10/47	5,394	5,623
[4]	Citigroup Commercial Mortgage Trust Class B Series 2017-P8	4.192%	9/15/50	9,500	10,071
[4,6]	Citigroup Commercial Mortgage Trust Class C Series 2014-GC23	4.429%	7/10/47	4,380	4,515
[4,6]	Citigroup Commercial Mortgage Trust Class C Series 2015-GC33	4.574%	9/10/58	4,000	3,921
[4,6]	Citigroup Commercial Mortgage Trust Class C Series 2017-P8	4.266%	9/15/50	5,840	6,123
[4,6]	Citigroup Mortgage Loan Trust Class 2A1A Series 2007-AR8	2.995%	7/25/37	255	248
[4]	COMM Mortgage Trust Class A3 Series 2012-CR4	2.853%	10/15/45	10,904	10,954
[4]	COMM Mortgage Trust Class A3 Series 2013-CR11	3.983%	8/10/50	13,316	13,702
[4]	COMM Mortgage Trust Class A3 Series 2013-CR12	3.765%	10/10/46	7,174	7,321
[4]	COMM Mortgage Trust Class A3 Series 2014-CR14	3.955%	2/10/47	1,915	1,979
[4]	COMM Mortgage Trust Class A3 Series 2014-CR20	3.326%	11/10/47	17,266	17,629
[4]	COMM Mortgage Trust Class A4 Series 2012-CR5	2.771%	12/10/45	2,640	2,669
[4]	COMM Mortgage Trust Class A4 Series 2013-CR11	4.258%	8/10/50	7,275	7,535
[4]	COMM Mortgage Trust Class A4 Series 2013-CR12	4.046%	10/10/46	8,502	8,783
[4,6]	COMM Mortgage Trust Class A4 Series 2013-CR13	4.194%	11/10/46	3,617	3,756
[4]	COMM Mortgage Trust Class A4 Series 2013-CR8	3.334%	6/10/46	278	280
[4,6]	COMM Mortgage Trust Class A4 Series 2013-CR9	4.255%	7/10/45	12,916	13,300
[4]	COMM Mortgage Trust Class A4 Series 2013-LC6	2.941%	1/10/46	3,089	3,109
[4,6]	COMM Mortgage Trust Class A4 Series 2014-CR14	4.236%	2/10/47	18,995	19,845
[4,6]	COMM Mortgage Trust Class A4 Series 2014-CR15	4.074%	2/10/47	15,040	15,639
[4]	COMM Mortgage Trust Class A4 Series 2014-CR17	3.700%	5/10/47	1,772	1,835
[4]	COMM Mortgage Trust Class A4 Series 2014-CR18	3.550%	7/15/47	8,193	8,398
[4]	COMM Mortgage Trust Class A4 Series 2015-CR25	3.759%	8/10/48	19,714	20,804
[4]	COMM Mortgage Trust Class A4 Series 2015-CR26	3.630%	10/10/48	22,007	23,145
[4]	COMM Mortgage Trust Class A4 Series 2015-CR27	3.612%	10/10/48	15,612	16,420
[4]	COMM Mortgage Trust Class A4 Series 2015-LC19	3.183%	2/10/48	20,333	21,023
[4,6]	COMM Mortgage Trust Class A5 Series 2013-CR8	3.612%	6/10/46	8,199	8,363
[4]	COMM Mortgage Trust Class A5 Series 2013-LC13	4.205%	8/10/46	13,223	13,665
[4]	COMM Mortgage Trust Class A5 Series 2014-CR17	3.977%	5/10/47	12,668	13,186
[4]	COMM Mortgage Trust Class A5 Series 2014-CR18	3.828%	7/15/47	30,571	31,722
[4]	COMM Mortgage Trust Class A5 Series 2014-LC17	3.917%	10/10/47	14,434	15,067
[4]	COMM Mortgage Trust Class A5 Series 2015-CR22	3.309%	3/10/48	36,015	37,326
[4]	COMM Mortgage Trust Class A5 Series 2015-CR24	3.696%	8/10/48	14,442	15,101
[4]	COMM Mortgage Trust Class AM Series 2012-CR2	3.791%	8/15/45	4,100	4,124
[4]	COMM Mortgage Trust Class AM Series 2012-CR4	3.251%	10/15/45	1,990	1,995
[4,5]	COMM Mortgage Trust Class AM Series 2013-CR6	3.147%	3/10/46	17,360	17,521
[4,5,6]	COMM Mortgage Trust Class AM Series 2013-CR9	4.279%	7/10/45	11,250	11,407
[4,5,6]	COMM Mortgage Trust Class AM Series 2013-LC13	4.557%	8/10/46	18,565	19,240
[4,6]	COMM Mortgage Trust Class AM Series 2014-CR15	4.426%	2/10/47	13,450	14,066
[4]	COMM Mortgage Trust Class AM Series 2014-CR17	4.174%	5/10/47	27,380	28,521
[4,5]	COMM Mortgage Trust Class B Series 2013-CR6	3.397%	3/10/46	2,380	2,407
[4,5,6]	COMM Mortgage Trust Class C Series 2013-CR9	4.279%	7/10/45	12,690	12,016
[4,6]	COMM Mortgage Trust Class C Series 2015-CR27	4.450%	10/10/48	8,118	8,472
[4]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C2	3.504%	6/15/57	24,670	25,661
[4]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C4	3.808%	11/15/48	43,582	45,957

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	CSAIL Commercial Mortgage Trust Class A5 Series 2016-C7	3.502%	11/15/49	5,173	5,431
[4,6]	CSAIL Commercial Mortgage Trust Class C Series 2015-C3	4.369%	8/15/48	10,600	9,578
[4]	DBGS Mortgage Trust Class A4 Series 2018-C1	4.466%	10/15/51	13,990	15,599
[4]	DBJPM Mortgage Trust Class A5 Series 2017-C6	3.328%	6/10/50	3,540	3,678
[4]	Discover Card Execution Note Trust Class A1 Series 2021-A1	0.580%	9/15/26	39,900	38,937
[4]	Discover Card Execution Note Trust Class A2 Series 2021-A2	1.030%	9/15/28	11,180	10,832
[4,5]	DLL LLC Class A4 Series 2019-MT3	2.150%	9/21/26	5,810	5,847
[4,5]	DLLAD LLC Class A3 Series 2021-1A	0.640%	9/21/26	13,750	13,430
[4,5]	Dllmt LLC Class A3 Series 2021-1	1.000%	7/21/25	11,910	11,758
[4,5]	Dllmt LLC Class A4 Series 2021-1	1.240%	6/20/29	7,940	7,803
[4]	Drive Auto Receivables Trust Class C Series 2018-5	3.990%	1/15/25	3,877	3,887
[4]	Drive Auto Receivables Trust Class C Series 2020-2	2.280%	8/17/26	5,790	5,853
[4]	Drive Auto Receivables Trust Class D Series 2018-3	4.300%	9/16/24	6,569	6,629
[4]	Drive Auto Receivables Trust Class D Series 2018-5	4.300%	4/15/26	26,460	27,005
[4]	Drive Auto Receivables Trust Class D Series 2019-2	3.690%	8/17/26	15,870	16,219
[4]	Drive Auto Receivables Trust Class D Series 2019-4	2.700%	2/16/27	5,010	5,082
[4]	Drive Auto Receivables Trust Class D Series 2020-1	2.700%	5/17/27	5,010	5,090
[4]	Drive Auto Receivables Trust Class D Series 2020-2	3.050%	5/15/28	6,160	6,290
[4,5,6]	Edsouth Indenture No. 9 LLC Class A Series 2015-1, 1M USD LIBOR + 0.800%	0.903%	10/25/56	9,361	9,359
[4,5]	EDvestinU Private Education Loan Issue No. 1 LLC Class A Series 2019-A	3.580%	11/25/38	4,671	4,756
[4,5]	Enterprise Fleet Financing LLC Class A2 Series 2021-2	0.480%	5/20/27	13,700	13,457
[4,5]	Enterprise Fleet Financing LLC Class A2 Series 2021-3	0.770%	8/20/27	16,740	16,544
[4,5]	Fair Square Issuance Trust Class A Series 2020-AA	2.900%	9/20/24	14,400	14,388
[4,6]	First Horizon Mortgage Class 1A1 Series 2006-AR3 Pass-Through Trust	2.475%	11/25/36	2,223	1,675
[4,6]	First Horizon Mortgage Class 1A1 Series 2006-AR4 Pass-Through Trust	2.918%	1/25/37	4,449	3,196
[4,5]	FirstKey Homes Trust Class A Series 2020-SFR2	1.266%	10/19/37	11,667	11,243
[4]	Ford Credit Auto Lease Trust Class B Series 2020-B	1.000%	11/15/23	14,470	14,429
[4,5]	Ford Credit Auto Owner Trust Class A Series 2018-1	3.190%	7/15/31	67,670	70,475
[4,5]	Ford Credit Auto Owner Trust Class A Series 2020-1	2.040%	8/15/31	21,100	21,273
[4,5]	Ford Credit Auto Owner Trust Class B Series 2018-1	3.340%	7/15/31	20,100	20,749
[4,5]	Ford Credit Auto Owner Trust Class B Series 2020-1	2.290%	8/15/31	6,270	6,337
[4,5]	Ford Credit Auto Owner Trust Class B Series 2020-2	1.490%	4/15/33	6,100	5,921
[4]	Ford Credit Auto Owner Trust Class B Series 2020-B	1.190%	1/15/26	15,500	15,411
[4,5]	Ford Credit Auto Owner Trust Class C Series 2018-2	3.760%	1/15/30	5,365	5,515
[4]	Ford Credit Auto Owner Trust Class C Series 2019-A	3.250%	9/15/25	10,980	11,212
[4,5]	Ford Credit Auto Owner Trust Class C Series 2020-1	2.540%	8/15/31	7,484	7,586
[4]	Ford Credit Auto Owner Trust Class C Series 2020-B	2.040%	12/15/26	8,650	8,715
[4]	Ford Credit Auto Owner Trust Class C Series 2020-C	1.040%	5/15/28	4,930	4,829
[4,5]	Ford Credit Auto Owner Trust Class C Series 2021-1	1.910%	10/17/33	6,400	6,268
[4]	Ford Credit Floorplan Master Owner Trust Class A Series 2020-2	1.060%	9/15/27	2,620	2,546
[4]	Ford Credit Floorplan Master Owner Trust Class D Series 2020-1	2.120%	9/15/25	5,350	5,358
[4]	GM Financial Automobile Leasing Trust Class A4 Series 2021-2	0.410%	5/20/25	6,110	6,017
[4]	GM Financial Automobile Leasing Trust Class A4 Series 2021-3	0.500%	7/21/25	11,160	10,942
[4]	GM Financial Automobile Leasing Trust Class B Series 2021-3	0.760%	7/21/25	10,230	10,028

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	GM Financial Automobile Leasing Trust Class C Series 2020-2	2.560%	7/22/24	4,545	4,606
[4]	GM Financial Automobile Leasing Trust Class C Series 2021-2	1.010%	5/20/25	11,140	10,991
[4]	GM Financial Automobile Leasing Trust Class D Series 2020-1	2.280%	6/20/24	6,680	6,734
[4]	GM Financial Automobile Leasing Trust Class D Series 2020-2	3.210%	12/20/24	6,470	6,602
[4]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2021-2	0.510%	4/16/26	12,710	12,565
[4]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2021-3	0.480%	6/16/26	24,320	23,961
[4]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2021-4	0.680%	9/16/26	7,740	7,647
[4]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2019-4	1.760%	1/16/25	5,070	5,097
[4]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2021-2	0.820%	10/16/26	10,500	10,338
[4]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2021-3	0.730%	8/16/27	14,240	13,902
[4]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2021-4	0.990%	10/18/27	11,410	11,179
[4]	GM Financial Consumer Automobile Receivables Trust Class B Series 2020-3	0.810%	1/16/26	5,700	5,614
[4]	GM Financial Consumer Automobile Receivables Trust Class B Series 2020-4	0.730%	3/16/26	7,010	6,877
[4]	GM Financial Consumer Automobile Receivables Trust Class B Series 2021-1	0.750%	5/17/27	3,250	3,194
[4]	GM Financial Consumer Automobile Receivables Trust Class B Series 2021-2	1.090%	12/16/26	7,270	7,173
[4]	GM Financial Consumer Automobile Receivables Trust Class B Series 2021-4	1.250%	10/18/27	2,910	2,855
[4]	GM Financial Consumer Automobile Receivables Trust Class C Series 2020-3	1.370%	1/16/26	2,200	2,186
[4]	GM Financial Consumer Automobile Receivables Trust Class C Series 2020-4	1.050%	5/18/26	2,710	2,675
[4]	GM Financial Consumer Automobile Receivables Trust Class C Series 2021-1	1.040%	5/17/27	2,150	2,117
[4]	GM Financial Consumer Automobile Receivables Trust Class C Series 2021-2	1.280%	1/19/27	7,030	6,944
[4]	GM Financial Consumer Automobile Receivables Trust Class D Series 2020-3	1.910%	9/16/27	3,400	3,402
[4,5]	GM Financial Revolving Receivables Trust Class A Series 2021-1	1.170%	6/12/34	33,810	32,784
[4,5]	GM Financial Revolving Receivables Trust Class B Series 2021-1	1.490%	6/12/34	1,870	1,809
[4,5]	GM Financial Revolving Receivables Trust Class C Series 2021-1	1.670%	6/12/34	3,380	3,271
[4,6]	GMACM Mortgage Loan Trust Class 3A1 Series 2005-AR6	2.851%	11/19/35	777	735
[4,5]	GMF Floorplan Owner Revolving Trust Class A Series 2020-2	0.690%	10/15/25	46,850	46,097
[4,5]	GMF Floorplan Owner Revolving Trust Class B Series 2020-1	1.030%	8/15/25	3,940	3,903
[4,5]	GMF Floorplan Owner Revolving Trust Class B Series 2020-2	0.960%	10/15/25	8,220	8,124
[4,5]	GMF Floorplan Owner Revolving Trust Class C Series 2020-1	1.480%	8/15/25	3,210	3,200

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,5]	GMF Floorplan Owner Revolving Trust Class C Series 2020-2	1.310%	10/15/25	5,800	5,726
[4,5]	Golden Credit Card Trust Class A Series 2018-4A	3.440%	8/15/25	13,810	14,253
[4,5]	Golden Credit Card Trust Class A Series 2021-1A	1.140%	8/15/28	31,290	30,164
[4,5,6]	Gosforth Funding plc Class A1 Series 2018-1A, 3M USD LIBOR + 0.450%	0.628%	8/25/60	2,050	2,051
[4,6]	GS Mortgage Securities Corp. II Class A5 Series 2018-GS10	4.155%	7/10/51	3,865	4,247
[4]	GS Mortgage Securities Trust Class A3 Series 2015-GC34	3.244%	10/10/48	17,505	17,898
[4]	GS Mortgage Securities Trust Class A3 Series 2017-GS6	3.433%	5/10/50	2,501	2,631
[4]	GS Mortgage Securities Trust Class A4 Series 2013-GC12	3.135%	6/10/46	13,060	13,315
[4]	GS Mortgage Securities Trust Class A4 Series 2013-GC14	3.955%	8/10/46	20,965	21,363
[4]	GS Mortgage Securities Trust Class A4 Series 2014-GC26	3.364%	11/10/47	16,100	16,478
[4]	GS Mortgage Securities Trust Class A4 Series 2015-GC28	3.136%	2/10/48	38,431	39,508
[4]	GS Mortgage Securities Trust Class A4 Series 2015-GC30	3.382%	5/10/50	14,623	15,202
[4]	GS Mortgage Securities Trust Class A4 Series 2015-GC32	3.764%	7/10/48	9,121	9,600
[4]	GS Mortgage Securities Trust Class A4 Series 2015-GC34	3.506%	10/10/48	17,922	18,771
[4]	GS Mortgage Securities Trust Class A4 Series 2016-GS3	2.850%	10/10/49	11,930	12,216
[4,6]	GS Mortgage Securities Trust Class A4 Series 2018-GS9	3.992%	3/10/51	4,990	5,424
[4]	GS Mortgage Securities Trust Class A4 Series 2019-GC40	3.160%	7/10/52	3,920	4,089
[4,6]	GS Mortgage Securities Trust Class A5 Series 2013-GC13	4.031%	7/10/46	22,934	23,686
[4]	GS Mortgage Securities Trust Class A5 Series 2014-GC20	3.998%	4/10/47	13,757	14,270
[4]	GS Mortgage Securities Trust Class A5 Series 2014-GC24	3.931%	9/10/47	33,925	35,470
[4]	GS Mortgage Securities Trust Class A5 Series 2014-GC26	3.629%	11/10/47	16,700	17,396
[4]	GS Mortgage Securities Trust Class A5 Series 2015-GC28	3.396%	2/10/48	35,733	37,039
[4]	GS Mortgage Securities Trust Class AS Series 2014-GC20	4.258%	4/10/47	1,410	1,459
[4,6]	GS Mortgage Securities Trust Class AS Series 2014-GC24	4.162%	9/10/47	13,246	13,819
[4,6]	GS Mortgage Securities Trust Class B Series 2013-GC12	3.777%	6/10/46	5,350	5,441
[4,6]	GS Mortgage Securities Trust Class B Series 2014-GC24	4.522%	9/10/47	10,665	10,846
[4,5,6]	GS Mortgage Securities Trust Class C Series 2013-GC13	4.064%	7/10/46	5,650	5,255
[4,6]	GS Mortgage Securities Trust Class C Series 2014-GC24	4.543%	9/10/47	17,556	16,412
[4,6]	GS Mortgage Securities Trust Class C Series 2015-GC34	4.648%	10/10/48	12,080	12,278
[4]	Harley-Davidson Motorcycle Trust Class A3 Series 2019-A	2.340%	2/15/24	1,456	1,460

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Harley-Davidson Motorcycle Trust Class A3 Series 2021-B	0.560%	11/16/26	26,430	26,014
[4]	Harley-Davidson Motorcycle Trust Class A4 Series 2019-A	2.390%	11/15/26	9,060	9,139
[4]	Harley-Davidson Motorcycle Trust Class A4 Series 2020-A	1.930%	4/15/27	8,270	8,346
[4]	Harley-Davidson Motorcycle Trust Class A4 Series 2021-B	0.820%	5/15/29	11,940	11,626
[4,5]	Hertz Vehicle Financing III LLC Class A Series 2022-1A	1.990%	6/25/26	11,420	11,374
[4,5]	Hertz Vehicle Financing III LLC Class A Series 2022-1A	2.630%	6/25/26	4,980	4,960
[4]	Honda Auto Receivables Owner Trust Class A3 Series 2021-2	0.330%	8/15/25	30,110	29,542
[4]	Honda Auto Receivables Owner Trust Class A3 Series 2021-3	0.410%	11/18/25	22,030	21,655
[4]	Honda Auto Receivables Owner Trust Class A3 Series 2021-4	1.140%	6/21/28	8,630	8,510
[4]	Honda Auto Receivables Owner Trust Class A4 Series 2021-2	0.550%	8/16/27	12,340	12,043
[4]	Honda Auto Receivables Owner Trust Class A4 Series 2021-3	0.600%	12/20/27	13,000	12,653
[4,5]	HPEFS Equipment Trust Class B Series 2019-1A	2.320%	9/20/29	2,091	2,093
[4,5]	HPEFS Equipment Trust Class B Series 2020-1A	1.890%	2/20/30	8,400	8,442
[4,5]	HPEFS Equipment Trust Class C Series 2019-1A	2.490%	9/20/29	3,800	3,818
[4,5]	HPEFS Equipment Trust Class D Series 2019-1A	2.720%	9/20/29	1,700	1,711
[4,5]	Hudsons Bay Simon JV Trust Class A7 Series 2015-HB7	3.914%	8/5/34	14,750	13,369
[4,5]	Hyundai Auto Lease Securitization Trust Class A4 Series 2021-B	0.380%	8/15/25	6,950	6,840
[4,5]	Hyundai Auto Lease Securitization Trust Class B Series 2021-C	0.760%	2/17/26	34,970	34,300
[4]	Hyundai Auto Receivables Trust Class A3 Series 2021-B	0.380%	1/15/26	45,470	44,696
[4]	Hyundai Auto Receivables Trust Class A3 Series 2021-C	0.740%	5/15/26	8,200	8,088
[4]	Hyundai Auto Receivables Trust Class A4 Series 2021-B	0.600%	2/16/27	21,480	20,839
[4]	Hyundai Auto Receivables Trust Class A4 Series 2021-C	1.030%	12/15/27	13,120	12,867
[4]	Hyundai Auto Receivables Trust Class B Series 2019-A	2.940%	5/15/25	5,655	5,759
[4]	Hyundai Auto Receivables Trust Class B Series 2019-B	2.210%	4/15/25	3,600	3,615
[4]	Hyundai Auto Receivables Trust Class B Series 2020-B	0.940%	12/15/25	3,870	3,817
[4]	Hyundai Auto Receivables Trust Class B Series 2020-C	0.810%	11/16/26	8,220	7,995
[4]	Hyundai Auto Receivables Trust Class B Series 2021-A	1.090%	5/17/27	8,510	8,289
[4]	Hyundai Auto Receivables Trust Class B Series 2021-B	0.910%	2/16/27	7,900	7,603
[4]	Hyundai Auto Receivables Trust Class C Series 2020-B	1.600%	12/15/26	4,840	4,830
[4]	Hyundai Auto Receivables Trust Class C Series 2020-C	1.080%	12/15/27	7,250	7,076
[4]	Hyundai Auto Receivables Trust Class C Series 2021-A	1.330%	11/15/27	12,395	12,123
[4]	Hyundai Auto Receivables Trust Class C Series 2021-B	1.120%	2/15/28	8,400	8,111
[4,5,6]	Invitation Homes Trust Class A Series 2018-SFR1, 1M USD LIBOR + 0.700%	0.809%	3/17/37	35,048	35,026
[4,5,6]	Invitation Homes Trust Class B Series 2018-SFR1, 1M USD LIBOR + 0.950%	1.059%	3/17/37	9,889	9,867
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Class A3 Series 2012-C6	3.507%	5/15/45	4,184	4,187
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Class A3 Series 2013-C16	3.881%	12/15/46	1,509	1,538
[4,6]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2013-C13	3.994%	1/15/46	3,815	3,915

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2013-C16	4.166%	12/15/46	1,680	1,743
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2012-LC9	2.840%	12/15/47	12,457	12,544
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2013-LC11	2.960%	4/15/46	3,586	3,638
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Class AS Series 2013-C16	4.517%	12/15/46	14,600	15,140
[4,6]	JP Morgan Chase Commercial Mortgage Securities Trust Class B Series 2013-C16	4.942%	12/15/46	21,150	22,130
[4,5,6]	JP Morgan Chase Commercial Mortgage Securities Trust Class C Series 2010-C2	5.694%	11/15/43	3,319	3,309
[4,6]	JP Morgan Chase Commercial Mortgage Securities Trust Class C Series 2013-C13	4.077%	1/15/46	5,450	5,568
[4,6]	JP Morgan Chase Commercial Mortgage Securities Trust Class C Series 2013-C16	5.007%	12/15/46	9,770	10,120
[4,5,6]	JP Morgan Chase Commercial Mortgage Securities Trust Class D Series 2010-C2	5.694%	11/15/43	7,100	6,925
[4]	JPMBB Commercial Mortgage Securities Trust Class A3 Series 2014-C26	3.231%	1/15/48	38,639	39,487
[4]	JPMBB Commercial Mortgage Securities Trust Class A3 Series 2015-C31	3.801%	8/15/48	20,995	21,868
[4,6]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2013-C14	4.133%	8/15/46	10,455	10,665
[4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2013-C17	4.199%	1/15/47	1,860	1,930
[4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C19	3.997%	4/15/47	1,975	2,040
[4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C21	3.493%	8/15/47	4,142	4,230
[4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C26	3.494%	1/15/48	12,671	13,118
[4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C27	3.179%	2/15/48	19,090	19,700
[4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C30	3.551%	7/15/48	27,100	27,997
[4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C33	3.770%	12/15/48	24,417	25,719
[4]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2013-C12	3.664%	7/15/45	2,866	2,922
[4]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2013-C15	4.131%	11/15/45	2,900	2,997
[4]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C18	4.079%	2/15/47	28,340	29,313
[4]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C24	3.639%	11/15/47	10,982	11,382
[4]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2015-C32	3.598%	11/15/48	15,342	15,748
[4,6]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2013-C12	4.038%	7/15/45	7,520	7,710
[4,6]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C18	4.439%	2/15/47	12,950	13,477
[4,6]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2015-C30	4.226%	7/15/48	15,901	16,865
[4,6]	JPMBB Commercial Mortgage Securities Trust Class B Series 2014-C18	4.796%	2/15/47	13,200	13,610
[4,6]	JPMBB Commercial Mortgage Securities Trust Class C Series 2014-C18	4.796%	2/15/47	8,880	8,466

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	JPMCC Commercial Mortgage Securities Trust Class A4 Series 2017-JP6	3.224%	7/15/50	6,030	6,244
[4]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP5	3.723%	3/15/50	5,970	6,299
[4]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP6	3.490%	7/15/50	2,522	2,637
[4]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP7	3.454%	9/15/50	2,500	2,613
[4]	JPMDB Commercial Mortgage Securities Trust Class A3 Series 2016-C4	3.141%	12/15/49	6,430	6,608
[4]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2018-C8	4.211%	6/15/51	4,000	4,358
[4]	JPMDB Commercial Mortgage Securities Trust Class A5 Series 2017-C7	3.409%	10/15/50	5,693	5,974
[4,5,6]	Lanark Master Issuer plc Class 1A Series 2020-1A	2.277%	12/22/69	9,405	9,482
[4,5]	Laurel Road Prime Student Loan Trust Class A2B Series 2017-C	2.810%	11/25/42	3,933	3,961
[4,5]	Laurel Road Prime Student Loan Trust Class A2FX Series 2018-B	3.540%	5/26/43	5,467	5,569
[4,5]	Master Credit Card Trust Class A Series 2021-1A	0.530%	11/21/25	44,340	43,361
[4,5,7]	Master Credit Card Trust II Class A2 Series 2022-1	1.660%	7/21/26	16,300	16,299
[4,6]	MASTR Adjustable Rate Mortgages Trust Class 5A1 Series 2004-3	1.925%	4/25/34	35	34
[4]	Mercedes-Benz Auto Lease Trust Class A3 Series 2021-B	0.400%	11/15/24	24,820	24,526
[4]	Mercedes-Benz Auto Lease Trust Class A4 Series 2021-B	0.510%	3/15/27	13,030	12,778
[4]	Mercedes-Benz Auto Receivables Trust Class A3 Series 2021-1	0.730%	12/15/27	15,560	15,111
[4,6]	Merrill Lynch Mortgage Investors Trust MLMI Class 2A Series 2003-A4	2.405%	7/25/33	215	226
[4,6]	Merrill Lynch Mortgage Investors Trust MLMI Class 2A2 Series 2003-A2, 6M USD LIBOR + 1.500%	1.845%	2/25/33	316	307
[4,5]	MMAF Equipment Finance LLC Class A4 Series 2018-A	3.390%	1/10/25	5,841	5,902
[4,5]	MMAF Equipment Finance LLC Class A5 Series 2015-AA	2.490%	2/19/36	947	948
[4,5]	MMAF Equipment Finance LLC Class A5 Series 2018-A	3.610%	3/10/42	3,580	3,709
[4,5]	MMAF Equipment Finance LLC Class A5 Series 2019-A	3.080%	11/12/41	6,400	6,597
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2013-C11	3.960%	8/15/46	8,093	8,220
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2014-C15	3.773%	4/15/47	32,330	33,308
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2015-C23	3.451%	7/15/50	14,659	15,126
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2015-C24	3.479%	5/15/48	23,404	24,268
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2012-C6	2.858%	11/15/45	4,062	4,079
[4,6]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C10	4.075%	7/15/46	28,493	29,238
[4,6]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C11	4.151%	8/15/46	24,216	24,759
[4,6]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C12	4.259%	10/15/46	3,830	3,971

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C13	4.039%	11/15/46	8,300	8,564
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C7	2.918%	2/15/46	6,400	6,450
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C9	3.102%	5/15/46	4,025	4,076
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2014-C15	4.051%	4/15/47	11,920	12,392
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2014-C18	3.923%	10/15/47	13,400	14,063
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2014-C19	3.526%	12/15/47	26,251	27,135
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C20	3.249%	2/15/48	37,941	39,207
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C23	3.719%	7/15/50	22,328	23,510
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2016-C29	3.325%	5/15/49	9,789	10,103
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2016-C32	3.720%	12/15/49	28,249	30,204
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2017-C34	3.536%	11/15/52	2,475	2,614
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2014-C14	4.064%	2/15/47	16,600	17,188
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2014-C16	3.892%	6/15/47	26,056	26,984
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2014-C17	3.741%	8/15/47	16,794	17,390
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2015-C25	3.635%	10/15/48	16,957	17,796
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2013-C7	3.214%	2/15/46	2,940	2,975
[4,6]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2014-C14	4.384%	2/15/47	17,500	18,240
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2014-C16	4.094%	6/15/47	9,540	9,919
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2014-C17	4.011%	8/15/47	7,460	7,758
[4,6]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C16	4.332%	6/15/47	22,920	23,186
[4,6]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2013-C10	4.075%	7/15/46	3,372	2,998
[4,6]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2014-C15	4.898%	4/15/47	1,895	1,969
[4,6]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2014-C16	4.765%	6/15/47	12,300	12,021
[4,6]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2016-C29	4.733%	5/15/49	7,019	7,082
[4]	Morgan Stanley Capital I Class A4 Series 2017-HR2	3.587%	12/15/50	6,765	7,172
[4]	Morgan Stanley Capital I Class ASB Series 2017-HR2	3.509%	12/15/50	5,420	5,678
[4,5]	Morgan Stanley Capital I Trust Class A Series 2014-150E	3.912%	9/9/32	15,955	16,569
[4,5]	Morgan Stanley Capital I Trust Class A Series 2015-420	3.727%	10/12/50	15,122	15,471
[4]	Morgan Stanley Capital I Trust Class A4 Series 2015-UBS8	3.809%	12/15/48	41,942	44,277
[4]	Morgan Stanley Capital I Trust Class A4 Series 2016-BNK2	3.049%	11/15/49	11,960	12,319

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Morgan Stanley Capital I Trust Class A4 Series 2016-UB11	2.782%	8/15/49	5,621	5,766
[4]	Morgan Stanley Capital I Trust Class AS Series 2012-C4	3.773%	3/15/45	551	551
[4,6]	Morgan Stanley Capital I Trust Class C Series 2015-UBS8	4.582%	12/15/48	5,740	5,464
[4,6]	Morgan Stanley Mortgage Loan Trust Class 5A1 Series 2006-8AR	1.976%	6/25/36	2,195	2,060
[4,5]	MSBAM Commercial Mortgage Securities Trust Class A2 Series 2012-CKSV	3.277%	10/15/30	15,230	15,136
[4,5]	Navient Private Education Loan Trust Class A2A Series 2017-A	2.880%	12/16/58	6,081	6,164
[4,5]	Navient Private Education Loan Trust Class A2A Series 2018-BA	3.610%	12/15/59	7,391	7,579
[4,5]	Navient Private Education Refi Loan Trust Class A2A Series 2018-DA	4.000%	12/15/59	26,642	27,416
[4,5,6]	Navient Student Loan Trust Class A2 Series 2016-2A, 1M USD LIBOR + 1.050%	1.153%	6/25/65	120	120
[4,5,6]	Navient Student Loan Trust Class A2 Series 2016-6A, 1M USD LIBOR + 0.750%	0.853%	3/25/66	13,811	13,838
[4,5]	Navient Student Loan Trust Class A2A Series 2019-BA	3.390%	12/15/59	13,989	14,306
[4]	Nissan Auto Receivables Owner Trust Class A4 Series 2019-A	3.000%	9/15/25	7,290	7,424
[4,5]	Palisades Center Trust Class A Series 2016-PLSD	2.713%	4/13/33	12,880	12,048
[4,5,6]	Pepper Residential Securities Trust Class A1U Series 21A, 1M USD LIBOR + 0.880%	0.988%	1/16/60	3,843	3,853
[4,5,6]	Pepper Residential Securities Trust No. 22 Class A1U Series 22A, 1M USD LIBOR + 1.000%	1.104%	6/20/60	2,172	2,174
[4,5,6]	Pepper Residential Securities Trust No. 23 Class A1U Series 23A, 1M USD LIBOR + 0.950%	1.054%	8/18/60	1,810	1,815
[4,5,6]	PHEAA Student Loan Trust Class A Series 2016-2A, 1M USD LIBOR + 0.950%	1.053%	11/25/65	11,657	11,787
[4,5,6]	RESIMAC Bastille Trust Class A1 Series 2018-1NCA, 1M USD LIBOR + 0.850%	0.954%	12/5/59	5,329	5,337
[4,5,6]	RESIMAC MBS Trust Class A1A Series 2018-2A, 1M USD LIBOR + 0.850%	0.951%	4/10/50	1,030	1,029
[4,5,6]	RESIMAC Premier Class A1 Series 2018-1A, 1M USD LIBOR + 0.800%	0.901%	11/10/49	3,604	3,608
[4,6]	RFMSI Series Trust Class 2A1 Series 2006-SA3	4.577%	9/25/36	2,242	1,573
[4,6]	RFMSI Trust Class 2A1 Series 2006-SA2	4.439%	8/25/36	6,495	5,275
[4]	Santander Drive Auto Receivables Trust Class C Series 2021-1	0.750%	2/17/26	13,940	13,798
[4]	Santander Drive Auto Receivables Trust Class D Series 2018-3	4.070%	8/15/24	22,892	23,131
[4]	Santander Drive Auto Receivables Trust Class D Series 2018-4	3.980%	12/15/25	18,377	18,606
[4]	Santander Drive Auto Receivables Trust Class D Series 2018-5	4.190%	12/16/24	19,467	19,644
[4]	Santander Drive Auto Receivables Trust Class D Series 2020-2	2.220%	9/15/26	25,830	25,996
[4]	Santander Drive Auto Receivables Trust Class D Series 2021-1	1.130%	11/16/26	17,230	17,000
[4,5]	Santander Retail Auto Lease Trust Class A3 Series 2021-B	0.510%	8/20/24	36,430	35,595
[4,5]	Santander Retail Auto Lease Trust Class A4 Series 2021-B	0.540%	6/20/25	8,960	8,792
[4,5]	Santander Retail Auto Lease Trust Class A4 Series 2021-C	0.590%	3/20/26	9,170	9,003

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,5]	Santander Retail Auto Lease Trust Class C Series 2020-B	1.180%	12/20/24	9,190	9,079
[4,5]	Santander Retail Auto Lease Trust Class C Series 2021-C	1.110%	3/20/26	14,090	13,848
[4,5]	Santander Retail Auto Lease Trust Class D Series 2020-A	2.520%	11/20/24	15,340	15,358
[4,5]	Santander Retail Auto Lease Trust Class D Series 2020-B	1.980%	10/20/25	17,540	17,511
[4,5]	Santander Retail Auto Lease Trust Class D Series 2021-B	1.410%	11/20/25	14,530	14,296
[4,5]	Securitized Term Auto Receivables Trust Class A4 Series 2018-2A	3.544%	6/26/23	3,661	3,671
[4,5]	SLM Private Education Loan Trust Class B Series 2014-A	3.500%	11/15/44	2,456	2,457
[4,5]	SMB Private Education Loan Trust Class A2A Series 2016-A	2.700%	5/15/31	4,594	4,632
[4,5]	SMB Private Education Loan Trust Class A2A Series 2017-B	2.820%	10/15/35	9,973	10,055
[4,5]	SMB Private Education Loan Trust Class A2A Series 2018-B	3.600%	1/15/37	13,602	14,165
[4,5]	SMB Private Education Loan Trust Class A2A Series 2018-C	3.630%	11/15/35	16,150	16,671
[4,5,6]	SoFi Professional Loan Program LLC Class A1 Series 2016-D, 1M USD LIBOR + 0.950%	1.053%	1/25/39	568	568
[4,5,6]	SoFi Professional Loan Program LLC Class A1 Series 2017-C, 1M USD LIBOR + 0.600%	0.703%	7/25/40	271	271
[4,5]	SoFi Professional Loan Program LLC Class A2B Series 2016-C	2.360%	12/27/32	610	612
[4,5]	SoFi Professional Loan Program LLC Class A2B Series 2016-D	2.340%	4/25/33	1,354	1,361
[4,5]	SoFi Professional Loan Program LLC Class A2B Series 2017-A	2.400%	3/26/40	304	306
[4,5]	SoFi Professional Loan Program LLC Class A2B Series 2017-E	2.720%	11/26/40	3,897	3,916
[4,5]	SoFi Professional Loan Program LLC Class A2B Series 2018-A	2.950%	2/25/42	6,364	6,421
[4,5]	SoFi Professional Loan Program LLC Class A2BSeries 2016-B	2.740%	10/25/32	819	822
[4,5]	SoFi Professional Loan Program LLC Class A2FX Series 2017-B	2.740%	5/25/40	2,228	2,240
[4,5]	SoFi Professional Loan Program LLC Class A2FX Series 2017-D	2.650%	9/25/40	3,644	3,670
[4,5]	SoFi Professional Loan Program LLC Class A2FX Series 2017-F	2.840%	1/25/41	4,248	4,282
[4]	Synchrony Credit Card Master Note Trust Class C Series 2017-2	3.010%	10/15/25	13,000	13,166
[4,5]	Tesla Auto Lease Trust Class A3 Series 2021-B	0.600%	9/22/25	15,250	14,918
[4,5]	Tesla Auto Lease Trust Class A4 Series 2020-A	0.780%	12/20/23	3,620	3,609
[4,5]	Tesla Auto Lease Trust Class A4 Series 2021-B	0.630%	9/22/25	7,820	7,659
[4,5]	Tesla Auto Lease Trust Class B Series 2021-B	0.910%	9/22/25	11,660	11,412
[4,5]	Tesla Auto Lease Trust Class C Series 2020-A	1.680%	2/20/24	3,000	3,006
[4,5]	Tesla Auto Lease Trust Class C Series 2021-B	1.120%	9/22/25	7,770	7,595
[4,5]	Tidewater Auto Receivables Trust Class D Series 2018-AA	4.300%	11/15/24	1,716	1,718
[4,5]	TMSQ Mortgage Trust Class A Series 2014-1500	3.680%	10/10/36	24,260	24,875
[4,5]	Toyota Auto Loan Extended Note Trust Class A Series 2019-1A	2.560%	11/25/31	2,640	2,699

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,5]	Toyota Auto Loan Extended Note Trust Class A Series 2020-1A	1.350%	5/25/33	17,410	17,204
[4,5]	Toyota Auto Loan Extended Note Trust Class A Series 2021-1A	1.070%	2/27/34	40,160	39,005
[4]	Toyota Auto Receivables Owner Trust Class A3 Series 2021-C	0.720%	1/15/27	19,640	19,100
[4]	Toyota Auto Receivables Owner Trust Class A3 Series 2021-D	0.710%	4/15/26	14,820	14,615
[4]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-A	1.680%	5/15/25	29,200	29,423
[4]	Toyota Auto Receivables Owner Trust Class A4 Series 2021-D	1.020%	3/15/27	11,100	10,898
[4,5]	Toyota Lease Owner Trust Class A3 Series 2021-B	0.420%	10/21/24	29,300	28,877
[4,5]	Toyota Lease Owner Trust Class A4 Series 2021-A	0.500%	8/20/25	6,310	6,221
[4,5]	Trinity Rail Leasing LLC Class A2 Series 2018-1A	4.620%	6/17/48	21,060	21,400
[4]	UBS Commercial Mortgage Trust Class A4 Series 2017-C7	3.679%	12/15/50	5,515	5,858
[4]	UBS Commercial Mortgage Trust Class AS Series 2012-C1	4.171%	5/10/45	458	459
[4]	UBS Commercial Mortgage Trust Class ASB Series 2019-C16	3.460%	4/15/52	5,849	6,177
[4,5]	UBS-BAMLL Trust Class A Series 2012-WRM	3.663%	6/10/30	25,038	24,867
[4]	UBS-Barclays Commercial Mortgage Trust Class A4 Series 2013-C6	3.244%	4/10/46	7,560	7,653
[4]	UBS-Barclays Commercial Mortgage Trust Class AS Series 2013-C6	3.469%	4/10/46	2,304	2,339
[4]	Verizon Master Trust Class A Series 2021-1	0.500%	5/20/27	48,170	47,121
[4]	Verizon Master Trust Class A Series 2021-2	0.990%	4/20/28	18,260	17,984
[4]	Verizon Master Trust Class B Series 2021-1	0.690%	5/20/27	22,770	22,274
[4]	Verizon Master Trust Class B Series 2021-2	1.280%	4/20/28	19,430	19,191
[4]	Verizon Master Trust Class C Series 2021-1	0.890%	5/20/27	12,360	12,136
[4]	Verizon Owner Trust Class B Series 2020-A	1.980%	7/22/24	16,635	16,749
[4]	Verizon Owner Trust Class B Series 2020-B	0.680%	2/20/25	18,050	17,838
[4,6]	WaMu Mortgage Pass-Through Certificates Class 1A7 Series 2003-AR9 Trust	2.514%	9/25/33	404	412
[4,6]	WaMu Mortgage Pass-Through Certificates Class A Series 2002-AR18 Trust	2.572%	1/25/33	64	67
[4,6]	WaMu Mortgage Pass-Through Certificates Class A7 Series 2003-AR7 Trust	2.371%	8/25/33	258	274
[4]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2015-C30	3.411%	9/15/58	26,236	27,332
[4]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2016-BNK1	2.652%	8/15/49	8,255	8,372
[4,6]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2013-LC12	4.218%	7/15/46	4,716	4,836
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C27	3.190%	2/15/48	24,011	24,363
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C29	3.637%	6/15/48	32,866	34,297
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C30	3.664%	9/15/58	24,860	26,017
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-LC22	3.839%	9/15/58	24,336	25,629
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C37	3.525%	12/15/49	7,343	7,708
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C39	3.157%	9/15/50	5,750	5,886

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C40	3.581%	10/15/50	2,495	2,641
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-RC1	3.631%	1/15/60	2,479	2,628
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C46	4.152%	8/15/51	3,435	3,772
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C47	4.442%	9/15/61	3,040	3,390
[4]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2014-LC16	3.817%	8/15/50	33,030	34,229
[4]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2014-LC18	3.405%	12/15/47	31,300	32,370
[4,6]	Wells Fargo Commercial Mortgage Trust Class AS Series 2013-LC12	4.306%	7/15/46	4,906	5,026
[4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2014-LC16	4.020%	8/15/50	7,100	7,194
[4,6]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-C30	4.067%	9/15/58	17,222	18,141
[4,6]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-LC22	4.207%	9/15/58	8,550	9,061
[4]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2019-C49	3.933%	3/15/52	7,894	8,514
[4]	Wells Fargo Commercial Mortgage Trust Class B Series 2014-LC16	4.322%	8/15/50	6,550	6,115
[4]	Wells Fargo Commercial Mortgage Trust Class C Series 2014-LC16	4.458%	8/15/50	6,830	3,794
[4,6]	Wells Fargo Commercial Mortgage Trust Class C Series 2015-LC22	4.557%	9/15/58	14,300	14,438
[4,6]	Wells Fargo Commercial Mortgage Trust Class C Series 2018-C43	4.514%	3/15/51	5,973	6,030
[4,6]	Wells Fargo Mortgage Backed Securities Trust Class 2A1 Series 2006-AR14	2.598%	10/25/36	2,648	2,538
[4,5,6]	WFLD Mortgage Trust Class A Series 2014-MONT	3.755%	8/10/31	35,485	36,326
[4,6]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C15	4.153%	8/15/46	14,980	15,390
[4]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C17	4.023%	12/15/46	9,770	10,108
[4]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-C19	3.829%	3/15/47	19,900	20,478
[4]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-C21	3.410%	8/15/47	2,542	2,619
[4]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-C23	3.650%	10/15/57	11,246	11,690
[4]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-LC14	3.766%	3/15/47	2,586	2,647
[4]	WFRBS Commercial Mortgage Trust Class A5 Series 2013-C16	4.415%	9/15/46	14,650	15,169
[4,6]	WFRBS Commercial Mortgage Trust Class A5 Series 2013-C18	4.162%	12/15/46	8,730	9,060
[4]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C19	4.101%	3/15/47	23,553	24,466
[4]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C20	3.995%	5/15/47	22,461	23,324
[4]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C21	3.678%	8/15/47	10,000	10,396
[4]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C23	3.917%	10/15/57	14,702	15,347
[4]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C24	3.607%	11/15/47	17,438	18,151

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	WFRBS Commercial Mortgage Trust Class AS Series 2012-C9	3.388%	11/15/45	2,860	2,894
[4]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C13	3.345%	5/15/45	2,230	2,259
[4]	WFRBS Commercial Mortgage Trust Class AS Series 2014-C21	3.891%	8/15/47	7,130	7,291
[4,6]	WFRBS Commercial Mortgage Trust Class B Series 2013-C18	4.863%	12/15/46	5,775	5,932
[4]	WFRBS Commercial Mortgage Trust Class B Series 2014-C20	4.378%	5/15/47	11,110	11,233
[4,6]	WFRBS Commercial Mortgage Trust Class C Series 2014-C20	4.513%	5/15/47	4,500	4,178
[4]	World Omni Auto Receivables Trust Class A3 Series 2021-B	0.420%	6/15/26	22,520	22,243
[4]	World Omni Auto Receivables Trust Class A3 Series 2021-C	0.440%	8/17/26	22,010	21,590
[4]	World Omni Auto Receivables Trust Class A4 Series 2018-D	3.440%	12/16/24	3,660	3,723
[4]	World Omni Auto Receivables Trust Class A4 Series 2021-B	0.690%	6/15/27	5,920	5,793
[4]	World Omni Auto Receivables Trust Class A4 Series 2021-C	0.640%	9/15/27	14,395	13,950
[4]	World Omni Auto Receivables Trust Class A4 Series 2021-D	1.100%	11/15/27	13,110	12,889
[4]	World Omni Auto Receivables Trust Class B Series 2018-A	2.890%	4/15/25	8,670	8,693
[4]	World Omni Auto Receivables Trust Class B Series 2019-B	2.860%	6/16/25	5,210	5,311
[4]	World Omni Auto Receivables Trust Class B Series 2020-B	1.220%	3/16/26	4,350	4,324
[4]	World Omni Auto Receivables Trust Class B Series 2020-C	0.870%	10/15/26	8,950	8,779
[4]	World Omni Auto Receivables Trust Class B Series 2021-B	1.040%	6/15/27	4,360	4,255
[4]	World Omni Auto Receivables Trust Class B Series 2021-C	0.840%	9/15/27	5,360	5,171
[4]	World Omni Auto Receivables Trust Class B Series 2021-D	1.520%	11/15/27	14,055	13,854
[4]	World Omni Auto Receivables Trust Class C Series 2020-C	1.390%	5/17/27	3,900	3,862
[4]	World Omni Auto Receivables Trust Class C Series 2021-B	1.290%	12/15/27	4,270	4,195
[4]	World Omni Auto Receivables Trust Class C Series 2021-C	1.060%	4/17/28	2,420	2,336
[4]	World Omni Auto Receivables Trust Class C Series 2021-D	1.720%	6/15/28	4,640	4,574
[4]	World Omni Automobile Lease Securitization Trust Class A3 Series 2021-A	0.420%	8/15/24	25,540	25,085
[4]	World Omni Automobile Lease Securitization Trust Class A4 Series 2021-A	0.500%	11/16/26	11,150	10,970
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $5,953,494)					5,966,014
Corporate Bonds (76.2%)
Communications (5.0%)
	Activision Blizzard Inc.	3.400%	9/15/26	7,819	8,243
	AT&T Inc.	2.625%	12/1/22	9,800	9,896
	AT&T Inc.	4.050%	12/15/23	3,985	4,171
	AT&T Inc.	0.900%	3/25/24	291,305	286,402

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AT&T Inc.	4.450%	4/1/24	2,710	2,853
	AT&T Inc.	3.950%	1/15/25	9,505	10,032
	AT&T Inc.	3.400%	5/15/25	24,729	25,783
	AT&T Inc.	3.600%	7/15/25	1,690	1,774
	AT&T Inc.	1.700%	3/25/26	211,870	207,087
[8]	Booking Holdings Inc.	0.100%	3/8/25	23,876	26,688
	Booking Holdings Inc.	3.650%	3/15/25	19,000	19,955
	Booking Holdings Inc.	3.600%	6/1/26	16,000	16,948
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.464%	7/23/22	248,929	251,688
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.500%	2/1/24	80,277	84,209
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	267,302	288,442
[5]	Cogent Communications Group Inc.	3.500%	5/1/26	3,085	3,032
	Comcast Corp.	3.700%	4/15/24	48,109	50,218
	Comcast Corp.	3.375%	2/15/25	23,821	24,889
	Comcast Corp.	3.375%	8/15/25	95,599	100,166
	Comcast Corp.	3.950%	10/15/25	68,499	73,290
	Comcast Corp.	3.150%	3/1/26	52,555	54,860
[8]	Comcast Corp.	0.010%	9/14/26	48,105	52,840
	Comcast Corp.	2.350%	1/15/27	51,881	52,365
[5]	Cox Communications Inc.	3.150%	8/15/24	9,327	9,608
[5]	CSC Holdings LLC	5.375%	2/1/28	4,745	4,761
[5]	CSC Holdings LLC	7.500%	4/1/28	1,100	1,138
[5]	CSC Holdings LLC	6.500%	2/1/29	3,000	3,125
[5]	CSC Holdings LLC	4.625%	12/1/30	4,395	3,913
[5]	Deutsche Telekom International Finance BV	2.485%	9/19/23	15,700	15,895
[5]	Directv Financing LLC / Directv Financing Co-Obligor Inc.	5.875%	8/15/27	2,718	2,727
	Discovery Communications LLC	2.950%	3/20/23	55,062	55,960
	Discovery Communications LLC	3.800%	3/13/24	63,424	65,775
	Discovery Communications LLC	3.900%	11/15/24	28,005	29,355
	Discovery Communications LLC	3.450%	3/15/25	5,993	6,203
	Discovery Communications LLC	3.950%	6/15/25	6,790	7,135
	Discovery Communications LLC	4.900%	3/11/26	78,370	85,102
[8]	Discovery Communications LLC	1.900%	3/19/27	600	699
[5]	DISH DBS Corp.	5.250%	12/1/26	2,413	2,342
	Expedia Group Inc.	3.600%	12/15/23	4,840	4,982
	Expedia Group Inc.	4.500%	8/15/24	3,012	3,172
[5]	Expedia Group Inc.	6.250%	5/1/25	2,920	3,255
	Expedia Group Inc.	5.000%	2/15/26	15,700	17,204
	Fox Corp.	4.030%	1/25/24	46,216	48,306
	Fox Corp.	3.050%	4/7/25	61,451	63,225
[5]	Frontier Communications Holdings LLC	5.875%	10/15/27	988	1,017
[5]	Frontier Communications Holdings LLC	5.000%	5/1/28	5,208	5,164
[9]	Global Switch Holdings Ltd.	4.375%	12/13/22	19,190	26,324
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	6,672	7,021
	Level 3 Financing Inc.	5.250%	3/15/26	1,523	1,552
[5]	Level 3 Financing Inc.	4.625%	9/15/27	1,640	1,632
[5]	Level 3 Financing Inc.	4.250%	7/1/28	1,490	1,423
[5]	Level 3 Financing Inc.	3.625%	1/15/29	2,350	2,141
	Netflix Inc.	5.875%	2/15/25	1,455	1,600
[5]	Netflix Inc.	3.625%	6/15/25	12,468	12,919
	Netflix Inc.	4.375%	11/15/26	7,179	7,705
	Netflix Inc.	4.875%	4/15/28	7,265	7,994

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Netflix Inc.	5.875%	11/15/28	354	410
[5]	Nexstar Media Inc.	5.625%	7/15/27	3,875	3,987
[5]	Nexstar Media Inc.	4.750%	11/1/28	2,898	2,869
[5]	NTT Finance Corp.	0.583%	3/1/24	45,780	44,806
[5]	NTT Finance Corp.	1.162%	4/3/26	87,855	84,724
	Omnicom Group Inc. / Omnicom Capital Inc.	3.600%	4/15/26	21,539	22,669
	Ooredoo International Finance Ltd.	3.250%	2/21/23	8,700	8,872
	Rogers Communications Inc.	3.000%	3/15/23	1,180	1,195
[5]	Sirius XM Radio Inc.	3.125%	9/1/26	1,215	1,168
[5]	Sirius XM Radio Inc.	5.000%	8/1/27	700	716
[5]	Sirius XM Radio Inc.	4.000%	7/15/28	825	798
[5]	Sky Ltd.	3.125%	11/26/22	9,700	9,867
[5]	Sky Ltd.	3.750%	9/16/24	48,460	50,889
[8]	Sky Ltd.	2.500%	9/15/26	22,015	27,039
	Sprint Corp.	7.125%	6/15/24	10,496	11,442
	Sprint Corp.	7.625%	3/1/26	3,640	4,178
	Time Warner Entertainment Co. LP	8.375%	3/15/23	8,730	9,378
	T-Mobile USA Inc.	3.500%	4/15/25	319,891	332,410
	T-Mobile USA Inc.	1.500%	2/15/26	54,009	52,297
	T-Mobile USA Inc.	2.250%	2/15/26	9,980	9,622
[5]	T-Mobile USA Inc.	2.250%	2/15/26	4,855	4,688
	T-Mobile USA Inc.	3.750%	4/15/27	253	266
	TWDC Enterprises 18 Corp.	3.000%	2/13/26	55	57
	VeriSign Inc.	5.250%	4/1/25	28,080	30,553
[10]	Verizon Communications Inc.	3.500%	2/17/23	13,960	10,124
	Verizon Communications Inc.	0.850%	11/20/25	38,220	36,631
	Verizon Communications Inc.	1.450%	3/20/26	119,445	116,606
	Verizon Communications Inc.	2.625%	8/15/26	19,430	19,742
	Verizon Communications Inc.	4.125%	3/16/27	14,570	15,793
	Verizon Communications Inc.	2.100%	3/22/28	43,612	42,557
[6,10]	Verizon Communications Inc., 3M Australian Bank Bill Rate + 1.220%	1.265%	2/17/23	33,310	23,716
	ViacomCBS Inc.	3.875%	4/1/24	50,818	52,930
	ViacomCBS Inc.	3.500%	1/15/25	10,700	11,108
	ViacomCBS Inc.	4.750%	5/15/25	157,330	169,551
	ViacomCBS Inc.	4.000%	1/15/26	10,167	10,793
[5]	Videotron Ltd.	5.125%	4/15/27	1,875	1,917
	Vodafone Group plc	3.750%	1/16/24	161,276	168,029
	Vodafone Group plc	4.125%	5/30/25	22,338	23,736
[6,10]	Vodafone Group plc, 3M Australian Bank Bill Rate + 1.050%	1.112%	12/13/22	4,360	3,095
	Walt Disney Co.	1.750%	8/30/24	48,496	48,612
	Walt Disney Co.	3.350%	3/24/25	65,463	68,340
	Walt Disney Co.	1.750%	1/13/26	51,805	51,302
	Walt Disney Co.	3.375%	11/15/26	43,628	45,991
[5]	Zayo Group Holdings Inc.	4.000%	3/1/27	5,320	5,032
[5]	Zayo Group Holdings Inc.	6.125%	3/1/28	1,547	1,466
					3,808,176
Consumer Discretionary (5.0%)
[5]	1011778 BC ULC / New Red Finance Inc.	3.875%	1/15/28	2,610	2,548
[5]	1011778 BC ULC / New Red Finance Inc.	4.375%	1/15/28	2,820	2,779
[5]	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/28	6,349	6,218
	American Honda Finance Corp.	1.950%	5/10/23	26,550	26,789
	American Honda Finance Corp.	0.875%	7/7/23	31,700	31,522
	American Honda Finance Corp.	3.625%	10/10/23	83,595	86,735

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	American Honda Finance Corp.	3.550%	1/12/24	291	303
	American Honda Finance Corp.	2.900%	2/16/24	7,400	7,593
	American Honda Finance Corp.	2.400%	6/27/24	33,500	34,100
	American Honda Finance Corp.	0.550%	7/12/24	138,515	134,849
	American Honda Finance Corp.	0.750%	8/9/24	14,895	14,566
	American Honda Finance Corp.	2.150%	9/10/24	43,628	44,154
[8]	American Honda Finance Corp.	1.950%	10/18/24	14,575	17,144
	American Honda Finance Corp.	1.200%	7/8/25	47,476	46,353
[9]	American Honda Finance Corp.	1.500%	10/19/27	11,645	15,209
	Asbury Automotive Group Inc.	4.500%	3/1/28	7,269	7,232
	Asbury Automotive Group Inc.	4.750%	3/1/30	615	607
	AutoZone Inc.	2.875%	1/15/23	2,584	2,618
	AutoZone Inc.	3.625%	4/15/25	50,197	52,664
	AutoZone Inc.	3.750%	6/1/27	15,500	16,577
[5]	BMW US Capital LLC	0.800%	4/1/24	20,000	19,667
[5]	BMW US Capital LLC	1.250%	8/12/26	24,500	23,650
	BorgWarner Inc.	3.375%	3/15/25	11,300	11,747
[5]	Boyd Gaming Corp.	8.625%	6/1/25	3,040	3,224
	Brunswick Corp.	0.850%	8/18/24	34,250	33,452
[5]	Caesars Entertainment Inc.	6.250%	7/1/25	2,420	2,508
[5]	Caesars Resort Collection LLC / CRC Finco Inc.	5.750%	7/1/25	602	620
[5]	Carnival Corp.	4.000%	8/1/28	3,690	3,513
[5]	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium OP	5.500%	5/1/25	11,865	12,196
[5]	Churchill Downs Inc.	5.500%	4/1/27	6,559	6,739
[5]	Churchill Downs Inc.	4.750%	1/15/28	2,831	2,854
[6,11]	Churchill Downs Inc. Bank Loan, 1M USD LIBOR + 2.000%	2.110%	10/31/23	2,858	2,843
[5]	Clarios Global LP	6.750%	5/15/25	2,269	2,360
[5]	Clarios Global LP / Clarios US Finance Co.	6.250%	5/15/26	1,620	1,678
[5]	Daimler Finance North America LLC	1.750%	3/10/23	4,000	4,019
[5]	Daimler Finance North America LLC	3.650%	2/22/24	26,000	27,040
[5]	Daimler Finance North America LLC	0.750%	3/1/24	122,615	120,349
[5]	Daimler Finance North America LLC	2.700%	6/14/24	38,000	38,849
[5]	Daimler Finance North America LLC	1.450%	3/2/26	63,000	61,351
	DR Horton Inc.	2.600%	10/15/25	35,654	36,156
	DR Horton Inc.	1.300%	10/15/26	24,280	23,181
	eBay Inc.	1.400%	5/10/26	29,500	28,520
[5]	ERAC USA Finance LLC	2.700%	11/1/23	54,880	55,847
[5]	ERAC USA Finance LLC	3.850%	11/15/24	37,894	39,701
[5]	ERAC USA Finance LLC	3.800%	11/1/25	18,585	19,645
[5]	ERAC USA Finance LLC	3.300%	12/1/26	2,965	3,093
	Ford Motor Credit Co. LLC	3.087%	1/9/23	5,500	5,529
	Ford Motor Credit Co. LLC	5.125%	6/16/25	2,745	2,887
	Ford Motor Credit Co. LLC	4.134%	8/4/25	1,195	1,224
	Ford Motor Credit Co. LLC	3.375%	11/13/25	9,395	9,403
	Ford Motor Credit Co. LLC	2.700%	8/10/26	6,095	5,906
	Ford Motor Credit Co. LLC	4.125%	8/17/27	5,923	6,063
	Ford Motor Credit Co. LLC	3.815%	11/2/27	993	995
	General Motors Co.	4.875%	10/2/23	32,904	34,584
	General Motors Co.	5.400%	10/2/23	55,240	58,552
	General Motors Co.	6.125%	10/1/25	113,177	127,601
	General Motors Financial Co. Inc.	3.250%	1/5/23	16,610	16,904
	General Motors Financial Co. Inc.	4.250%	5/15/23	36,300	37,516
	General Motors Financial Co. Inc.	4.150%	6/19/23	5,500	5,676
	General Motors Financial Co. Inc.	5.100%	1/17/24	45,250	47,969

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	General Motors Financial Co. Inc.	3.950%	4/13/24	37,161	38,682
	General Motors Financial Co. Inc.	1.200%	10/15/24	33,600	32,866
	General Motors Financial Co. Inc.	3.500%	11/7/24	37,585	38,950
	General Motors Financial Co. Inc.	4.000%	1/15/25	4,900	5,137
	General Motors Financial Co. Inc.	2.900%	2/26/25	32,344	32,953
	General Motors Financial Co. Inc.	4.350%	4/9/25	64,275	68,031
	General Motors Financial Co. Inc.	2.750%	6/20/25	22,453	22,741
	General Motors Financial Co. Inc.	4.300%	7/13/25	24,123	25,529
	General Motors Financial Co. Inc.	1.250%	1/8/26	155,793	149,057
	General Motors Financial Co. Inc.	5.250%	3/1/26	5,409	5,945
	General Motors Financial Co. Inc.	4.000%	10/6/26	14,131	14,925
	General Motors Financial Co. Inc.	2.350%	2/26/27	53,440	52,481
	Genuine Parts Co.	1.750%	2/1/25	29,450	29,251
[5]	Harley-Davidson Financial Services Inc.	3.350%	6/8/25	14,500	14,911
	Harley-Davidson Inc.	3.500%	7/28/25	16,500	17,093
[5]	Hilton Domestic Operating Co. Inc.	5.375%	5/1/25	7,959	8,187
[5]	Hilton Domestic Operating Co. Inc.	5.750%	5/1/28	860	904
[5]	Hilton Domestic Operating Co. Inc.	3.750%	5/1/29	2,935	2,858
	Hyatt Hotels Corp.	1.300%	10/1/23	38,800	38,508
[5]	International Game Technology plc	4.125%	4/15/26	1,855	1,859
[5]	International Game Technology plc	6.250%	1/15/27	540	588
	Lennar Corp.	4.875%	12/15/23	10,500	11,025
	Lennar Corp.	4.500%	4/30/24	34,650	36,423
	Lennar Corp.	5.875%	11/15/24	19,700	21,429
	Lennar Corp.	4.750%	5/30/25	22,084	23,648
	Lennar Corp.	5.250%	6/1/26	52,647	58,169
[5]	Live Nation Entertainment Inc.	6.500%	5/15/27	8,850	9,527
[5]	Live Nation Entertainment Inc.	3.750%	1/15/28	1,647	1,595
	Lowe's Cos. Inc.	3.125%	9/15/24	7,405	7,661
	Marriott International Inc.	5.750%	5/1/25	49,575	54,880
	Marriott International Inc.	3.750%	10/1/25	15,325	16,013
	Marriott International Inc.	3.125%	6/15/26	6,390	6,552
[5]	Mattel Inc.	5.875%	12/15/27	640	680
	McDonald's Corp.	3.350%	4/1/23	6,300	6,444
	McDonald's Corp.	3.375%	5/26/25	6,505	6,807
	McDonald's Corp.	3.300%	7/1/25	25,701	26,832
	McDonald's Corp.	1.450%	9/1/25	24,300	23,965
	McDonald's Corp.	3.500%	7/1/27	7,000	7,420
[5]	Meritage Homes Corp.	3.875%	4/15/29	1,775	1,789
[5]	Nissan Motor Acceptance Co. LLC	1.050%	3/8/24	51,000	49,877
[5]	Nissan Motor Acceptance Co. LLC	1.125%	9/16/24	23,960	23,264
[5]	Nissan Motor Acceptance Co. LLC	2.000%	3/9/26	51,750	50,037
[5]	Nissan Motor Acceptance Co. LLC	1.850%	9/16/26	69,535	66,511
[5]	Nissan Motor Co. Ltd.	3.043%	9/15/23	105,000	106,764
[5]	Nissan Motor Co. Ltd.	3.522%	9/17/25	135,142	139,411
[8]	Nissan Motor Co. Ltd.	2.652%	3/17/26	12,900	15,344
[5]	Penn National Gaming Inc.	5.625%	1/15/27	1,225	1,255
	PulteGroup Inc.	5.500%	3/1/26	2,323	2,591
	PulteGroup Inc.	5.000%	1/15/27	1,310	1,457
[8]	Richemont International Holding SA	1.000%	3/26/26	9,715	11,162
	Ross Stores Inc.	0.875%	4/15/26	43,000	40,988
[5]	Royal Caribbean Cruises Ltd.	10.875%	6/1/23	592	634
[5]	Royal Caribbean Cruises Ltd.	9.125%	6/15/23	596	628
[5]	Royal Caribbean Cruises Ltd.	11.500%	6/1/25	706	782
[5]	Stellantis Finance US Inc.	1.711%	1/29/27	10,685	10,293

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	TJX Cos. Inc.	2.250%	9/15/26	2,011	2,043
	Toll Brothers Finance Corp.	4.875%	11/15/25	4,860	5,242
	Toll Brothers Finance Corp.	4.875%	3/15/27	6,805	7,382
	Toll Brothers Finance Corp.	4.350%	2/15/28	2,490	2,645
	Toyota Motor Credit Corp.	0.450%	1/11/24	28,080	27,598
	Toyota Motor Credit Corp.	2.900%	4/17/24	2,130	2,191
	Toyota Motor Credit Corp.	1.450%	1/13/25	72,440	71,897
	Toyota Motor Credit Corp.	1.800%	2/13/25	66	66
	Toyota Motor Credit Corp.	3.000%	4/1/25	39,050	40,436
	Toyota Motor Credit Corp.	0.800%	10/16/25	93,500	89,964
	Toyota Motor Credit Corp.	1.900%	1/13/27	67,445	67,007
[5]	Vail Resorts Inc.	6.250%	5/15/25	7,353	7,632
[8]	Volkswagen Bank GmbH	0.750%	6/15/23	14,510	16,467
[10]	Volkswagen Financial Services Australia Pty Ltd.	3.100%	4/17/23	22,620	16,331
[9]	Volkswagen Financial Services NV	1.125%	9/18/23	29,400	39,040
[9]	Volkswagen Financial Services NV	1.125%	7/5/26	200	256
[5]	Volkswagen Group of America Finance LLC	2.700%	9/26/22	75,020	75,895
[5]	Volkswagen Group of America Finance LLC	0.750%	11/23/22	48,000	47,893
[5]	Volkswagen Group of America Finance LLC	3.125%	5/12/23	36,400	37,178
[5]	Volkswagen Group of America Finance LLC	4.250%	11/13/23	17,700	18,473
[5]	Volkswagen Group of America Finance LLC	0.875%	11/22/23	116,065	114,385
[5]	Volkswagen Group of America Finance LLC	2.850%	9/26/24	22,133	22,648
[5]	Volkswagen Group of America Finance LLC	3.350%	5/13/25	4,500	4,670
[5]	Volkswagen Group of America Finance LLC	1.250%	11/24/25	94,250	90,904
[8]	Volkswagen Leasing GmbH	1.375%	1/20/25	27,139	31,285
[8]	Volkswagen Leasing GmbH	0.375%	7/20/26	14,570	16,070
[5]	William Carter Co.	5.500%	5/15/25	3,706	3,839
[5]	Williams Scotsman International Inc.	4.625%	8/15/28	2,530	2,559
[5]	Wyndham Hotels & Resorts Inc.	4.375%	8/15/28	2,206	2,192
					3,803,672
Consumer Staples (3.0%)
[5]	7-Eleven Inc.	0.625%	2/10/23	30,650	30,488
[5]	7-Eleven Inc.	0.800%	2/10/24	127,000	124,558
[5]	7-Eleven Inc.	0.950%	2/10/26	69,200	65,811
[8]	Altria Group Inc.	1.000%	2/15/23	29,015	32,885
	Altria Group Inc.	2.350%	5/6/25	58,739	59,209
[8]	Altria Group Inc.	1.700%	6/15/25	9,705	11,242
	Altria Group Inc.	4.400%	2/14/26	16,727	18,033
	Altria Group Inc.	2.625%	9/16/26	15,776	16,000
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	3.650%	2/1/26	20,831	22,070
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	29,421	31,430
	BAT Capital Corp.	3.222%	8/15/24	54,807	56,228
	BAT Capital Corp.	2.789%	9/6/24	9,750	9,918
[9]	BAT Capital Corp.	2.125%	8/15/25	9,705	12,835
	BAT Capital Corp.	3.215%	9/6/26	29,337	29,866
	BAT Capital Corp.	4.700%	4/2/27	10,000	10,773
[5]	BAT International Finance plc	3.950%	6/15/25	75,200	78,871
	BAT International Finance plc	1.668%	3/25/26	114,200	110,152
[9]	BAT International Finance plc	4.000%	9/4/26	2,797	3,952
	Bunge Ltd. Finance Corp. Co.	1.630%	8/17/25	6,310	6,194
	Campbell Soup Co.	3.650%	3/15/23	47,173	48,296
	Campbell Soup Co.	3.950%	3/15/25	20,300	21,423
[8]	CK Hutchison Europe Finance 18 Ltd.	1.250%	4/13/25	15,010	17,301
[5]	Coca-Cola Europacific Partners plc	0.500%	5/5/23	16,000	15,804

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Conagra Brands Inc.	0.500%	8/11/23	8,750	8,619
	Conagra Brands Inc.	4.300%	5/1/24	10,000	10,525
	Conagra Brands Inc.	4.600%	11/1/25	6,400	6,900
	Constellation Brands Inc.	3.200%	2/15/23	4,550	4,632
	Constellation Brands Inc.	4.250%	5/1/23	78,574	81,237
	Constellation Brands Inc.	4.750%	11/15/24	11,550	12,431
	Constellation Brands Inc.	4.400%	11/15/25	34,588	37,244
	Constellation Brands Inc.	4.750%	12/1/25	4,000	4,396
	Constellation Brands Inc.	3.700%	12/6/26	8,315	8,838
	Dollar General Corp.	3.250%	4/15/23	15,626	15,916
	General Mills Inc.	3.700%	10/17/23	12,000	12,423
[9]	Hutchison Whampoa Finance UK plc	5.625%	11/24/26	900	1,412
	J M Smucker Co.	3.500%	3/15/25	15,800	16,561
[5]	JDE Peet's NV	1.375%	1/15/27	36,090	34,130
	Kellogg Co.	2.650%	12/1/23	8,000	8,169
	Keurig Dr Pepper Inc.	4.057%	5/25/23	51,829	53,510
	Keurig Dr Pepper Inc.	3.130%	12/15/23	15,320	15,720
	Keurig Dr Pepper Inc.	0.750%	3/15/24	47,900	46,928
	Keurig Dr Pepper Inc.	4.417%	5/25/25	48,900	52,251
	Kraft Heinz Foods Co.	3.000%	6/1/26	20,400	20,604
	Kraft Heinz Foods Co.	3.875%	5/15/27	24,988	25,947
	Kroger Co.	3.850%	8/1/23	3,400	3,505
	Kroger Co.	4.000%	2/1/24	20,700	21,584
	Kroger Co.	3.500%	2/1/26	27,000	28,405
	Kroger Co.	2.650%	10/15/26	620	631
[5]	Lamb Weston Holdings Inc.	4.875%	5/15/28	2,210	2,294
[8]	Louis Dreyfus Co. Finance BV	2.375%	11/27/25	11,289	13,330
	McCormick & Co. Inc.	3.150%	8/15/24	10,250	10,557
	Mead Johnson Nutrition Co.	4.125%	11/15/25	4,900	5,251
	Molson Coors Beverage Co.	3.000%	7/15/26	24,500	25,232
[5]	Mondelez International Holdings Netherlands BV	2.250%	9/19/24	98,580	99,271
[5]	Mondelez International Holdings Netherlands BV	0.750%	9/24/24	19,510	18,927
[5]	Mondelez International Holdings Netherlands BV	1.250%	9/24/26	49,010	46,706
	Mondelez International Inc.	1.500%	5/4/25	61,425	60,445
[5]	Nestle Holdings Inc.	3.500%	9/24/25	14,500	15,314
[5]	Performance Food Group Inc.	6.875%	5/1/25	997	1,040
[5]	Performance Food Group Inc.	5.500%	10/15/27	4,340	4,435
	Philip Morris International Inc.	2.875%	5/1/24	9,000	9,239
	Philip Morris International Inc.	1.500%	5/1/25	35,300	34,860
	Philip Morris International Inc.	2.750%	2/25/26	15,557	15,943
[8]	Philip Morris International Inc.	2.875%	3/3/26	21,455	26,352
	Philip Morris International Inc.	0.875%	5/1/26	34,000	32,277
[5]	Post Holdings Inc.	5.750%	3/1/27	700	719
[5]	Reckitt Benckiser Treasury Services plc	2.750%	6/26/24	114,068	116,591
	Reynolds American Inc.	4.450%	6/12/25	169,236	179,515
	Target Corp.	1.950%	1/15/27	38,125	38,098
	Tyson Foods Inc.	3.900%	9/28/23	20,328	21,068
	Tyson Foods Inc.	3.950%	8/15/24	88,199	92,482
	Tyson Foods Inc.	4.000%	3/1/26	32,486	34,516
[5]	Viterra Finance BV	2.000%	4/21/26	19,750	19,286
					2,289,605
Energy (7.2%)
	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	2.061%	12/15/26	14,200	14,038
	BP Capital Markets America Inc.	2.750%	5/10/23	69,231	70,544

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	BP Capital Markets America Inc.	3.790%	2/6/24	63,231	65,997
	BP Capital Markets America Inc.	3.194%	4/6/25	40,652	42,188
	BP Capital Markets America Inc.	3.796%	9/21/25	40,135	42,536
	BP Capital Markets America Inc.	3.410%	2/11/26	36,620	38,383
	BP Capital Markets America Inc.	3.119%	5/4/26	63,745	66,092
	BP Capital Markets America Inc.	3.017%	1/16/27	28,626	29,632
	BP Capital Markets plc	3.814%	2/10/24	38,429	40,150
	BP Capital Markets plc	3.535%	11/4/24	16,530	17,282
	BP Capital Markets plc	3.506%	3/17/25	10,360	10,864
	Buckeye Partners LP	4.150%	7/1/23	3,230	3,235
	Canadian Natural Resources Ltd.	2.950%	1/15/23	50,064	50,847
	Canadian Natural Resources Ltd.	3.800%	4/15/24	18,031	18,702
	Canadian Natural Resources Ltd.	3.900%	2/1/25	12,780	13,401
	Canadian Natural Resources Ltd.	2.050%	7/15/25	18,312	18,197
	Cenovus Energy Inc.	4.000%	4/15/24	9,800	10,296
	Cenovus Energy Inc.	5.375%	7/15/25	125,493	137,284
	Cheniere Corpus Christi Holdings LLC	7.000%	6/30/24	131,309	143,490
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	146,738	160,291
	Cheniere Energy Inc.	4.625%	10/15/28	3,665	3,720
	Chevron Corp.	1.554%	5/11/25	56,434	56,083
	CNPC General Capital Ltd.	3.950%	4/19/22	2,147	2,158
[5]	CNX Resources Corp.	7.250%	3/14/27	4,850	5,091
	ConocoPhillips Co.	4.950%	3/15/26	61,485	68,126
	Continental Resources Inc.	3.800%	6/1/24	14,571	15,005
[5]	Continental Resources Inc.	2.268%	11/15/26	26,650	25,819
[5]	Coterra Energy Inc.	4.375%	6/1/24	23,830	24,984
[5]	CrownRock LP / CrownRock Finance Inc.	5.625%	10/15/25	2,820	2,841
	DCP Midstream Operating LP	5.625%	7/15/27	1,801	1,947
	Devon Energy Corp.	5.250%	9/15/24	69,358	74,433
	Devon Energy Corp.	5.850%	12/15/25	13,303	15,004
	Diamondback Energy Inc.	2.875%	12/1/24	73,207	74,713
	Diamondback Energy Inc.	4.750%	5/31/25	16,700	18,028
	Diamondback Energy Inc.	3.250%	12/1/26	25,175	26,038
[5]	DT Midstream Inc.	4.125%	6/15/29	3,795	3,750
[5]	Eastern Gas Transmission & Storage Inc.	3.600%	12/15/24	6,378	6,631
	Ecopetrol SA	5.875%	9/18/23	5,186	5,452
	Ecopetrol SA	4.125%	1/16/25	11,959	12,025
	Empresa Nacional del Petroleo	4.375%	10/30/24	22,304	23,346
	Empresa Nacional del Petroleo	3.750%	8/5/26	10,390	10,582
	Empresa Nacional del Petroleo	5.250%	11/6/29	5,318	5,646
	Enable Midstream Partners LP	3.900%	5/15/24	6,970	7,202
	Enbridge Energy Partners LP	5.875%	10/15/25	24,941	27,964
	Enbridge Inc.	4.000%	10/1/23	32,750	33,907
	Enbridge Inc.	3.500%	6/10/24	25,732	26,571
	Enbridge Inc.	2.500%	1/15/25	33,290	33,712
	Enbridge Inc.	1.600%	10/4/26	29,100	28,166
	Enbridge Inc.	4.250%	12/1/26	4,461	4,805
[5]	Endeavor Energy Resources LP / EER Finance Inc.	6.625%	7/15/25	1,196	1,250
[5]	Endeavor Energy Resources LP / EER Finance Inc.	5.750%	1/30/28	1,179	1,220
	Energy Transfer LP	3.450%	1/15/23	16,340	16,600
	Energy Transfer LP	3.600%	2/1/23	2,916	2,962
	Energy Transfer LP	4.250%	3/15/23	39,423	40,328
	Energy Transfer LP	4.200%	9/15/23	42,572	44,129
	Energy Transfer LP	5.875%	1/15/24	40,015	42,682
	Energy Transfer LP	4.900%	2/1/24	40,324	42,318

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Energy Transfer LP	4.250%	4/1/24	43,668	45,470
	Energy Transfer LP	4.500%	4/15/24	40,986	43,016
	Energy Transfer LP	4.050%	3/15/25	54,034	56,509
	Energy Transfer LP	2.900%	5/15/25	11,640	11,818
	Energy Transfer LP	5.950%	12/1/25	10,655	11,885
	Energy Transfer LP	4.750%	1/15/26	3,155	3,390
	Energy Transfer LP / Regency Energy Finance Corp.	5.000%	10/1/22	85,463	86,872
	Energy Transfer LP / Regency Energy Finance Corp.	4.500%	11/1/23	95,599	99,195
[5]	Eni SpA	4.000%	9/12/23	77,305	80,122
[5]	EnLink Midstream LLC	5.625%	1/15/28	865	888
	EnLink Midstream Partners LP	4.850%	7/15/26	2,915	2,993
	Enterprise Products Operating LLC	3.900%	2/15/24	28,502	29,666
	Enterprise Products Operating LLC	3.700%	2/15/26	31,438	33,172
	EOG Resources Inc.	2.625%	3/15/23	10,751	10,884
	EOG Resources Inc.	3.150%	4/1/25	29,057	30,144
[5]	EQM Midstream Partners LP	6.000%	7/1/25	2,905	3,007
[5]	EQT Corp.	3.125%	5/15/26	1,670	1,633
	EQT Corp.	5.000%	1/15/29	3,660	3,878
[8]	Exxon Mobil Corp.	0.142%	6/26/24	43,615	49,005
	Exxon Mobil Corp.	2.992%	3/19/25	80,438	83,138
	Exxon Mobil Corp.	3.043%	3/1/26	49,625	51,566
	Exxon Mobil Corp.	2.275%	8/16/26	20,813	21,085
	Gazprom PJSC Via Gaz Capital SA	6.510%	3/7/22	9,480	9,497
[8]	Gazprom PJSC Via Gaz Capital SA	3.125%	11/17/23	2,600	2,950
[8]	Gazprom PJSC Via Gaz Capital SA	2.949%	1/24/24	15,630	17,634
[8]	Gazprom PJSC Via Gaz Capital SA	2.250%	11/22/24	3,400	3,781
	Harvest Operations Corp.	3.000%	9/21/22	2,875	2,911
	Harvest Operations Corp.	1.000%	4/26/24	19,240	18,985
[5]	Hilcorp Energy I LP / Hilcorp Finance Co.	5.750%	2/1/29	2,095	2,139
	KazMunayGas National Co. JSC	4.750%	4/24/25	4,790	5,065
[5]	KazMunayGas National Co. JSC	6.375%	10/24/48	2,800	3,407
	KazTransGas JSC	4.375%	9/26/27	2,699	2,835
	Kinder Morgan Energy Partners LP	3.950%	9/1/22	67,487	68,204
	Kinder Morgan Energy Partners LP	3.450%	2/15/23	32,549	33,108
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	10,068	10,333
	Kinder Morgan Energy Partners LP	4.150%	2/1/24	11,015	11,468
	Kinder Morgan Energy Partners LP	4.300%	5/1/24	17,184	17,995
	Kinder Morgan Energy Partners LP	4.250%	9/1/24	5,145	5,406
	Kinder Morgan Inc.	3.150%	1/15/23	88,311	89,834
[5]	Kinder Morgan Inc.	5.625%	11/15/23	24,815	26,250
	Kinder Morgan Inc.	4.300%	6/1/25	25,844	27,518
	Kinder Morgan Inc.	1.750%	11/15/26	29,100	28,353
	Marathon Petroleum Corp.	3.625%	9/15/24	31,830	33,014
	Marathon Petroleum Corp.	4.700%	5/1/25	109,247	117,473
	Marathon Petroleum Corp.	5.125%	12/15/26	55,600	62,252
[5]	MEG Energy Corp.	6.500%	1/15/25	4,544	4,620
[5]	Midwest Connector Capital Co. LLC	3.625%	4/1/22	67,868	67,979
	MPLX LP	3.500%	12/1/22	41,490	42,238
	MPLX LP	3.375%	3/15/23	15,115	15,416
	MPLX LP	4.875%	12/1/24	29,939	32,080
	MPLX LP	4.875%	6/1/25	20,670	22,277
	MPLX LP	1.750%	3/1/26	85,686	83,538
	Newfield Exploration Co.	5.375%	1/1/26	14,380	15,708
	Nustar Logistics LP	5.750%	10/1/25	4,110	4,298
	Occidental Petroleum Corp.	5.500%	12/1/25	2,665	2,830

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Occidental Petroleum Corp.	3.400%	4/15/26	1,110	1,096
	Occidental Petroleum Corp.	3.200%	8/15/26	4,463	4,401
	ONEOK Inc.	2.750%	9/1/24	43,924	44,710
	ONEOK Inc.	2.200%	9/15/25	25,076	24,963
	ONEOK Inc.	5.850%	1/15/26	13,718	15,460
	ONEOK Partners LP	3.375%	10/1/22	6,951	7,018
	ONEOK Partners LP	5.000%	9/15/23	26,043	27,194
	ONEOK Partners LP	4.900%	3/15/25	9,680	10,398
	Ovintiv Exploration Inc.	5.625%	7/1/24	19,138	20,632
	Pertamina Persero PT	4.875%	5/3/22	37,442	37,777
	Pertamina Persero PT	4.300%	5/20/23	50,622	52,166
	Pertamina Persero PT	1.400%	2/9/26	19,433	18,530
	Petronas Capital Ltd.	3.125%	3/18/22	12,520	12,551
	Petronas Capital Ltd.	7.875%	5/22/22	10,234	10,435
[5]	Petronas Capital Ltd.	3.500%	4/21/30	5,835	6,155
	Phillips 66	3.700%	4/6/23	23,599	24,244
	Phillips 66	0.900%	2/15/24	24,185	23,884
	Phillips 66	3.850%	4/9/25	18,475	19,445
	Phillips 66	1.300%	2/15/26	31,403	30,209
	Phillips 66 Partners LP	3.605%	2/15/25	21,326	22,174
	Pioneer Natural Resources Co.	0.550%	5/15/23	30,000	29,713
	Pioneer Natural Resources Co.	0.750%	1/15/24	29,110	28,516
	Pioneer Natural Resources Co.	1.125%	1/15/26	31,105	29,777
	Pioneer Natural Resources Co.	4.450%	1/15/26	39,765	42,764
	Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	18,518	19,091
	Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	30,937	31,966
	Plains All American Pipeline LP / PAA Finance Corp.	4.650%	10/15/25	69,905	75,141
	Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	7,050	7,579
[5]	SA Global Sukuk Ltd.	0.946%	6/17/24	34,667	33,854
	SA Global Sukuk Ltd.	0.946%	6/17/24	9,715	9,481
	Sabine Pass Liquefaction LLC	5.625%	4/15/23	83,467	86,720
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	60,549	65,063
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	115,190	125,988
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	79,120	89,244
	Saudi Arabian Oil Co.	2.875%	4/16/24	14,780	15,112
	Schlumberger Finance Canada Ltd.	1.400%	9/17/25	14,635	14,390
	Shell International Finance BV	3.250%	5/11/25	44,824	46,929
	Shell International Finance BV	2.875%	5/10/26	17,236	17,914
	Sinopec Group Overseas Development 2012 Ltd.	3.900%	5/17/22	8,873	8,933
[5]	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	21,800	22,801
	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	30,630	32,033
[5]	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	29,921	31,028
	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	10,000	10,379
	Sinopec Group Overseas Development 2017 Ltd.	2.500%	9/13/22	38,173	38,416
[5,12]	Southern Gas Corridor CJSC	6.875%	3/24/26	3,151	3,599
[12]	Southern Gas Corridor CJSC	6.875%	3/24/26	10,449	11,934
	Spectra Energy Partners LP	3.500%	3/15/25	11,985	12,441
	Spectra Energy Partners LP	3.375%	10/15/26	20,242	21,067
	State Oil Co. of the Azerbaijan Republic	4.750%	3/13/23	6,595	6,776
	Suncor Energy Inc.	2.800%	5/15/23	44,265	45,011
	Suncor Energy Inc.	3.100%	5/15/25	72,827	75,295
	Suvidhaa Infoserve Ltd.	3.900%	7/15/26	13,256	13,882
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.500%	7/15/27	1,760	1,868
	TotalEnergies Capital International SA	2.434%	1/10/25	71,830	73,362

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	TotalEnergies SE	2.625%	12/29/49	1,000	1,154
	TransCanada PipeLines Ltd.	3.750%	10/16/23	28,622	29,536
	TransCanada PipeLines Ltd.	1.000%	10/12/24	116,400	113,871
	TransCanada PipeLines Ltd.	4.875%	1/15/26	28,389	31,048
	Valero Energy Corp.	2.850%	4/15/25	23,370	23,854
	Valero Energy Corp.	3.400%	9/15/26	22,860	23,791
	Western Midstream Operating LP	5.300%	2/1/30	5,530	5,787
	Williams Cos. Inc.	3.350%	8/15/22	9,730	9,801
	Williams Cos. Inc.	3.700%	1/15/23	31,010	31,572
	Williams Cos. Inc.	4.500%	11/15/23	78,400	82,041
	Williams Cos. Inc.	4.550%	6/24/24	115,409	121,955
	Williams Cos. Inc.	3.900%	1/15/25	8,940	9,406
	Williams Cos. Inc.	4.000%	9/15/25	9,899	10,477
					5,565,221
Financials (29.0%)
[5]	ABN AMRO Bank NV	1.542%	6/16/27	39,160	37,681
	ABN AMRO Bank NV	4.400%	3/27/28	22,000	22,530
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.300%	1/23/23	27,850	28,369
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.125%	7/3/23	48,935	50,401
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.500%	9/15/23	89,419	92,981
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.150%	10/29/23	134,600	132,923
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.875%	1/16/24	15,000	15,731
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.150%	2/15/24	42,761	43,584
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	2.875%	8/14/24	50,233	51,084
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.650%	10/29/24	173,300	170,321
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.750%	10/29/24	87,400	86,139
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.500%	1/15/25	28,115	28,979
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.500%	7/15/25	24,230	27,187
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	10/1/25	37,600	39,773
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.750%	1/30/26	67,476	65,188
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	4/3/26	2,855	3,029
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	2.450%	10/29/26	63,780	62,661
	Affiliated Managers Group Inc.	3.500%	8/1/25	9,700	10,133
	Aflac Inc.	3.250%	3/17/25	5,820	6,074
	Aflac Inc.	1.125%	3/15/26	19,645	18,974
	Air Lease Corp.	2.250%	1/15/23	22,375	22,603
	Air Lease Corp.	2.750%	1/15/23	7,588	7,691
	Air Lease Corp.	3.875%	7/3/23	10,700	10,997
	Air Lease Corp.	4.250%	2/1/24	18,766	19,548
	Air Lease Corp.	2.300%	2/1/25	42,260	42,060
	Air Lease Corp.	3.250%	3/1/25	2,910	2,970
	Air Lease Corp.	3.375%	7/1/25	56,433	57,722

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Air Lease Corp.	2.875%	1/15/26	82,135	82,722
	Air Lease Corp.	1.875%	8/15/26	5,292	5,076
	Air Lease Corp.	2.200%	1/15/27	29,100	28,300
	Aircastle Ltd.	4.400%	9/25/23	4,850	5,025
	Aircastle Ltd.	4.125%	5/1/24	6,790	7,020
[5]	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	4.250%	10/15/27	1,185	1,156
[5]	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	6.750%	10/15/27	120	119
[8]	Allianz SE	3.375%	12/31/99	1,500	1,789
	Allstate Corp.	0.750%	12/15/25	9,662	9,242
	Ally Financial Inc.	1.450%	10/2/23	75,800	75,528
	Ally Financial Inc.	3.875%	5/21/24	46,879	48,698
	Ally Financial Inc.	5.125%	9/30/24	1,655	1,785
	Ally Financial Inc.	4.625%	3/30/25	3,814	4,078
	Ally Financial Inc.	5.800%	5/1/25	1,940	2,139
	Ally Financial Inc.	5.750%	11/20/25	4,850	5,335
	American Express Co.	3.400%	2/22/24	52,071	53,905
	American Express Co.	2.500%	7/30/24	74,901	76,412
	American Express Co.	3.000%	10/30/24	36,577	37,754
	American Express Co.	4.200%	11/6/25	16,315	17,619
	American Express Co.	3.125%	5/20/26	6,545	6,812
	American International Group Inc.	4.125%	2/15/24	21,308	22,374
	American International Group Inc.	2.500%	6/30/25	88,167	89,592
	American International Group Inc.	3.750%	7/10/25	29,786	31,423
	American International Group Inc.	3.900%	4/1/26	13,850	14,721
	Ameriprise Financial Inc.	3.000%	4/2/25	20,610	21,223
	Ameriprise Financial Inc.	2.875%	9/15/26	11,645	12,041
[5]	Antares Holdings LP	3.950%	7/15/26	20,925	21,103
[5]	Antares Holdings LP	2.750%	1/15/27	23,100	21,934
	Aon plc	4.000%	11/27/23	27,482	28,534
	Aon plc	3.500%	6/14/24	42,490	44,082
	Aon plc	3.875%	12/15/25	10,782	11,450
[5]	Apollo Management Holdings LP	4.000%	5/30/24	4,835	5,056
	Ares Capital Corp.	2.150%	7/15/26	29,000	27,979
	Assurant Inc.	4.200%	9/27/23	9,700	10,078
[8]	Athene Global Funding	1.875%	6/23/23	24,185	27,841
[5]	Athene Global Funding	1.200%	10/13/23	36,190	35,924
[5]	Athene Global Funding	0.950%	1/8/24	34,970	34,415
[5]	Athene Global Funding	0.914%	8/19/24	28,300	27,593
[8]	Athene Global Funding	1.125%	9/2/25	50,358	57,487
[5]	Australia & New Zealand Banking Group Ltd.	2.950%	7/22/30	81,779	82,367
[6,10]	Australia & New Zealand Banking Group Ltd., 3M Australian Bank Bill Rate + 2.000%	2.075%	7/26/29	55,206	39,975
[9]	Aviva plc	6.125%	11/14/36	7,200	11,004
[5]	Avolon Holdings Funding Ltd.	2.125%	2/21/26	30,875	29,701
[5]	Avolon Holdings Funding Ltd.	4.250%	4/15/26	30,990	32,145
[5]	Avolon Holdings Funding Ltd.	4.375%	5/1/26	1,877	1,974
[8]	Banco Bilbao Vizcaya Argentaria SA	3.500%	2/10/27	600	742
	Banco Santander SA	3.125%	2/23/23	19,400	19,771
[9]	Banco Santander SA	2.750%	9/12/23	3,000	4,089
	Banco Santander SA	2.706%	6/27/24	78,400	79,971
	Banco Santander SA	0.701%	6/30/24	16,085	15,906
	Banco Santander SA	2.746%	5/28/25	80,370	81,544
	Banco Santander SA	5.179%	11/19/25	5,225	5,686
	Banco Santander SA	1.849%	3/25/26	29,250	28,481

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Banco Santander SA	1.722%	9/14/27	22,400	21,480
[6,10]	Banco Santander SA, 3M Australian Bank Bill Rate + 1.650%	1.584%	1/19/23	14,400	10,280
[8]	Bank of America Corp.	0.750%	7/26/23	16,815	19,120
	Bank of America Corp.	3.004%	12/20/23	52,068	52,858
	Bank of America Corp.	4.125%	1/22/24	51,417	54,041
	Bank of America Corp.	3.550%	3/5/24	156,731	160,304
	Bank of America Corp.	4.000%	4/1/24	14,195	14,914
	Bank of America Corp.	0.523%	6/14/24	21,300	21,014
	Bank of America Corp.	3.864%	7/23/24	43,351	44,771
	Bank of America Corp.	4.200%	8/26/24	20,727	21,876
	Bank of America Corp.	0.810%	10/24/24	59,850	58,993
	Bank of America Corp.	4.000%	1/22/25	94,485	99,631
	Bank of America Corp.	3.458%	3/15/25	9,700	10,014
	Bank of America Corp.	3.950%	4/21/25	81,301	85,487
	Bank of America Corp.	0.976%	4/22/25	89,163	87,442
	Bank of America Corp.	3.875%	8/1/25	4,645	4,943
	Bank of America Corp.	0.981%	9/25/25	49,430	48,156
	Bank of America Corp.	3.093%	10/1/25	80,345	82,380
	Bank of America Corp.	2.456%	10/22/25	19,250	19,416
	Bank of America Corp.	3.366%	1/23/26	53,253	55,140
	Bank of America Corp.	2.015%	2/13/26	51,370	51,163
	Bank of America Corp.	4.450%	3/3/26	54,103	58,466
	Bank of America Corp.	1.319%	6/19/26	84,240	81,770
	Bank of America Corp.	1.197%	10/24/26	44,980	43,269
	Bank of America Corp.	1.658%	3/11/27	48,515	47,166
	Bank of America Corp.	3.559%	4/23/27	28,110	29,408
	Bank of America Corp.	1.734%	7/22/27	138,145	134,061
	Bank of Montreal	3.300%	2/5/24	135,160	139,856
	Bank of Montreal	0.625%	7/9/24	38,925	37,912
	Bank of Montreal	1.250%	9/15/26	34,600	33,214
	Bank of Montreal	0.949%	1/22/27	24,275	23,165
	Bank of Montreal	4.338%	10/5/28	95,773	99,556
	Bank of New York Mellon Corp.	3.000%	2/24/25	21,580	22,367
	Bank of New York Mellon Corp.	1.600%	4/24/25	32,270	32,025
	Bank of New York Mellon Corp.	2.800%	5/4/26	4,641	4,789
	Bank of New York Mellon Corp.	2.450%	8/17/26	10,000	10,205
	Bank of Nova Scotia	3.400%	2/11/24	8,044	8,331
	Bank of Nova Scotia	0.700%	4/15/24	39,605	38,734
	Bank of Nova Scotia	0.650%	7/31/24	25,170	24,521
	Bank of Nova Scotia	1.450%	1/10/25	40,700	40,258
	Bank of Nova Scotia	2.200%	2/3/25	81,177	81,926
	Bank of Nova Scotia	1.300%	6/11/25	46,410	45,363
	Bank of Nova Scotia	4.500%	12/16/25	47,180	50,854
	Bank of Nova Scotia	1.050%	3/2/26	64,295	61,724
	Bank of Nova Scotia	1.350%	6/24/26	55,250	53,465
	Bank of Nova Scotia	2.700%	8/3/26	32,480	33,221
	Bank of Nova Scotia	1.300%	9/15/26	17,300	16,625
[5]	Bank of Nova Scotia	1.188%	10/13/26	41,000	39,719
	Bank of Nova Scotia	1.950%	2/2/27	26,600	26,117
[5]	Banque Federative du Credit Mutuel SA	0.650%	2/27/24	49,182	48,096
[5]	Banque Federative du Credit Mutuel SA	1.604%	10/4/26	23,563	22,867
[9]	Barclays plc	3.125%	1/17/24	14,575	19,997
	Barclays plc	4.375%	9/11/24	56,209	59,110
	Barclays plc	1.007%	12/10/24	53,410	52,542

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Barclays plc	3.650%	3/16/25	38,535	40,134
	Barclays plc	3.932%	5/7/25	51,325	53,295
	Barclays plc	4.375%	1/12/26	56,898	60,883
	Barclays plc	2.852%	5/7/26	96,646	97,855
	Barclays plc	5.200%	5/12/26	56,705	62,029
	Barclays plc	2.279%	11/24/27	73,000	71,544
[5]	Blackstone Mortgage Trust Inc.	3.750%	1/15/27	3,254	3,131
[8]	Blackstone Property Partners Europe Holdings Sarl	1.400%	7/6/22	26,785	30,169
[8]	Blackstone Property Partners Europe Holdings Sarl	0.500%	9/12/23	21,547	24,292
[8]	Blackstone Property Partners Europe Holdings Sarl	2.200%	7/24/25	5,850	6,860
[8]	Blackstone Property Partners Europe Holdings Sarl	1.250%	4/26/27	600	669
[8]	BNP Paribas SA	0.500%	7/15/25	24,300	27,402
[5]	BNP Paribas SA	2.819%	11/19/25	18,898	19,146
[5]	BNP Paribas SA	2.219%	6/9/26	24,770	24,548
[5]	BNP Paribas SA	1.323%	1/13/27	46,182	44,077
[5]	BPCE SA	5.700%	10/22/23	29,100	30,925
[5]	BPCE SA	2.375%	1/14/25	37,030	37,091
[5]	BPCE SA	1.000%	1/20/26	30,245	28,802
[5]	BPCE SA	2.045%	10/19/27	33,900	32,866
[6,10]	BPCE SA, 3M Australian Bank Bill Rate + 1.100%	1.175%	4/26/23	21,540	15,377
	Brookfield Asset Management Inc.	4.000%	1/15/25	19,800	20,886
	Brookfield Finance Inc.	4.250%	6/2/26	2,810	3,040
	Brown & Brown Inc.	4.200%	9/15/24	33,202	35,000
	Canadian Imperial Bank of Commerce	3.100%	4/2/24	40,596	41,829
	Canadian Imperial Bank of Commerce	0.950%	10/23/25	16,780	16,131
	Canadian Imperial Bank of Commerce	1.250%	6/22/26	72,865	69,794
	Capital One Bank USA NA	3.375%	2/15/23	29,149	29,830
	Capital One Bank USA NA	2.280%	1/28/26	48,130	48,348
	Capital One Financial Corp.	2.600%	5/11/23	26,934	27,314
	Capital One Financial Corp.	3.500%	6/15/23	1,210	1,243
	Capital One Financial Corp.	3.900%	1/29/24	19,550	20,344
	Capital One Financial Corp.	3.750%	4/24/24	15,000	15,620
	Capital One Financial Corp.	3.300%	10/30/24	14,500	15,019
	Capital One Financial Corp.	1.343%	12/6/24	20,900	20,783
	Capital One Financial Corp.	4.200%	10/29/25	23,563	25,025
	Capital One Financial Corp.	1.878%	11/2/27	48,500	47,166
	Charles Schwab Corp.	3.625%	4/1/25	45,039	47,289
	Charles Schwab Corp.	3.850%	5/21/25	49,462	52,338
	Charles Schwab Corp.	0.900%	3/11/26	26,115	25,099
	Charles Schwab Corp.	1.150%	5/13/26	29,150	28,210
	Chubb INA Holdings Inc.	3.350%	5/15/24	80,816	83,992
[8]	Chubb INA Holdings Inc.	0.300%	12/15/24	21,768	24,462
	Chubb INA Holdings Inc.	3.150%	3/15/25	31,665	32,970
	Chubb INA Holdings Inc.	3.350%	5/3/26	50,778	53,491
[8]	Cia de Seguros Fidelidade SA	4.250%	9/4/31	2,300	2,699
	CIT Bank NA	2.969%	9/27/25	16,692	17,063
	CIT Group Inc.	4.750%	2/16/24	22,308	23,585
	CIT Group Inc.	3.929%	6/19/24	8,221	8,427
	Citigroup Inc.	3.500%	5/15/23	18,000	18,469
	Citigroup Inc.	1.678%	5/15/24	20,210	20,287
	Citigroup Inc.	4.044%	6/1/24	71,725	74,156
	Citigroup Inc.	3.750%	6/16/24	1,800	1,885
	Citigroup Inc.	0.776%	10/30/24	25,890	25,512
	Citigroup Inc.	3.875%	3/26/25	26,482	27,761
	Citigroup Inc.	3.352%	4/24/25	76,179	78,585

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Citigroup Inc.	3.300%	4/27/25	11,650	12,099
	Citigroup Inc.	0.981%	5/1/25	29,145	28,582
	Citigroup Inc.	4.400%	6/10/25	28,325	30,177
	Citigroup Inc.	5.500%	9/13/25	2,615	2,904
	Citigroup Inc.	1.281%	11/3/25	19,100	18,747
	Citigroup Inc.	2.014%	1/25/26	34,000	33,972
	Citigroup Inc.	4.600%	3/9/26	54,990	59,612
	Citigroup Inc.	3.106%	4/8/26	92,665	95,202
	Citigroup Inc.	3.400%	5/1/26	39,100	41,073
	Citigroup Inc.	3.200%	10/21/26	34,925	36,199
	Citigroup Inc.	1.122%	1/28/27	38,800	37,009
	Citigroup Inc.	1.462%	6/9/27	81,960	78,676
	Citigroup Inc.	3.887%	1/10/28	200	212
[6,10]	Citigroup Inc., 3M Australian Bank Bill Rate + 1.720%	1.795%	10/27/23	5,800	4,183
	CNO Financial Group Inc.	5.250%	5/30/25	22,250	24,102
[5]	CNO Global Funding	1.750%	10/7/26	20,800	20,132
[6,10]	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate + 1.800%	1.862%	9/10/30	7,300	5,242
[5]	Cooperatieve Rabobank UA	3.875%	9/26/23	77,820	80,834
[5]	Cooperatieve Rabobank UA	2.625%	7/22/24	9,920	10,129
	Cooperatieve Rabobank UA	4.375%	8/4/25	18,700	19,921
	Cooperatieve Rabobank UA	3.750%	7/21/26	48,131	50,485
[5]	Cooperatieve Rabobank UA	1.106%	2/24/27	33,940	32,401
[5]	Cooperatieve Rabobank UA	1.980%	12/15/27	24,200	23,695
[9]	Credit Agricole SA	7.375%	12/18/23	21,000	30,950
[5]	Credit Agricole SA	1.247%	1/26/27	40,430	38,592
	Credit Suisse AG	0.520%	8/9/23	63,250	62,416
	Credit Suisse AG	0.495%	2/2/24	8,730	8,535
	Credit Suisse AG	3.625%	9/9/24	60,210	62,878
	Credit Suisse AG	2.950%	4/9/25	28,600	29,394
	Credit Suisse AG	1.250%	8/7/26	38,800	36,966
[6,10]	Credit Suisse AG, 3M Australian Bank Bill Rate + 1.150%	1.199%	5/26/23	29,040	20,740
	Credit Suisse Group AG	3.800%	6/9/23	56,320	57,980
[5]	Credit Suisse Group AG	4.207%	6/12/24	62,630	64,622
	Credit Suisse Group AG	3.750%	3/26/25	21,716	22,615
[5]	Credit Suisse Group AG	1.305%	2/2/27	22,645	21,405
[6,10]	Credit Suisse Group AG, 3M Australian Bank Bill Rate + 1.250%	1.305%	3/8/24	9,240	6,567
[5]	Danske Bank A/S	3.875%	9/12/23	34,000	35,062
[5]	Danske Bank A/S	1.171%	12/8/23	43,945	43,791
[5]	Danske Bank A/S	1.226%	6/22/24	29,000	28,789
[5]	Danske Bank A/S	0.976%	9/10/25	54,200	52,709
[5]	Danske Bank A/S	1.549%	9/10/27	36,400	34,887
[8]	Danske Bank A/S	1.000%	5/15/31	4,500	4,939
[8]	de Volksbank NV	0.250%	6/22/26	27,200	29,930
	Deutsche Bank AG	0.962%	11/8/23	13,600	13,450
	Deutsche Bank AG	0.898%	5/28/24	43,600	42,735
	Deutsche Bank AG	2.222%	9/18/24	27,415	27,527
	Deutsche Bank AG	1.447%	4/1/25	29,140	28,658
	Deutsche Bank AG	1.686%	3/19/26	19,425	18,997
	Deutsche Bank AG	2.129%	11/24/26	70,800	69,199
[8]	Deutsche Bank AG	1.625%	1/20/27	400	459
	Deutsche Bank AG	2.311%	11/16/27	32,200	31,298
	Deutsche Bank AG	2.552%	1/7/28	26,600	26,059
	Development Bank of Kazakhstan JSC	4.125%	12/10/22	38,730	39,229

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5,13]	Dexia Credit Local SA	2.375%	9/20/22	5,800	5,861
	Discover Bank	4.200%	8/8/23	37,294	38,781
	Discover Bank	2.450%	9/12/24	34,165	34,492
	Discover Bank	3.450%	7/27/26	25,725	26,797
	Discover Bank	4.682%	8/9/28	14,450	14,963
	Discover Financial Services	3.950%	11/6/24	4,535	4,757
	Discover Financial Services	3.750%	3/4/25	5,085	5,316
	Discover Financial Services	4.500%	1/30/26	9,700	10,443
[5]	DNB Bank ASA	1.127%	9/16/26	41,460	39,922
[5]	DNB Bank ASA	1.535%	5/25/27	24,275	23,470
[5]	Equitable Financial Life Global Funding	0.500%	11/17/23	48,649	47,799
	Equitable Holdings Inc.	3.900%	4/20/23	29,609	30,450
[5]	F&G Global Funding	0.900%	9/20/24	30,700	29,846
[5]	F&G Global Funding	1.750%	6/30/26	31,600	30,818
[5]	Fidelity & Guaranty Life Holdings Inc.	5.500%	5/1/25	30,685	33,688
	Fidelity National Financial Inc.	5.500%	9/1/22	2,370	2,433
	Fifth Third Bancorp	3.650%	1/25/24	29,100	30,173
	Fifth Third Bank NA	3.850%	3/15/26	2,000	2,119
	First American Financial Corp.	4.300%	2/1/23	3,880	3,996
	First American Financial Corp.	4.600%	11/15/24	6,790	7,256
	First Republic Bank	1.912%	2/12/24	29,621	29,789
[5]	Five Corners Funding Trust	4.419%	11/15/23	89,012	93,275
	FS KKR Capital Corp.	3.400%	1/15/26	17,880	17,829
[5]	GA Global Funding Trust	1.000%	4/8/24	29,135	28,527
[5]	GA Global Funding Trust	1.625%	1/15/26	12,550	12,184
	GATX Corp.	3.250%	3/30/25	2,109	2,178
	GATX Corp.	3.250%	9/15/26	9,710	10,032
[8]	Goldman Sachs Group Inc.	2.000%	7/27/23	6,600	7,640
	Goldman Sachs Group Inc.	0.627%	11/17/23	52,380	52,068
	Goldman Sachs Group Inc.	3.625%	2/20/24	62,105	64,310
	Goldman Sachs Group Inc.	4.000%	3/3/24	29,010	30,345
	Goldman Sachs Group Inc.	0.673%	3/8/24	33,975	33,670
	Goldman Sachs Group Inc.	3.850%	7/8/24	48,492	50,602
	Goldman Sachs Group Inc.	0.657%	9/10/24	208,145	204,898
	Goldman Sachs Group Inc.	0.925%	10/21/24	54,300	53,497
	Goldman Sachs Group Inc.	3.500%	1/23/25	51,450	53,490
	Goldman Sachs Group Inc.	1.757%	1/24/25	60,080	59,960
[8]	Goldman Sachs Group Inc.	3.375%	3/27/25	29,600	36,269
	Goldman Sachs Group Inc.	3.500%	4/1/25	90,415	94,003
	Goldman Sachs Group Inc.	3.750%	5/22/25	83,185	87,139
	Goldman Sachs Group Inc.	3.272%	9/29/25	99,376	102,257
	Goldman Sachs Group Inc.	4.250%	10/21/25	61,654	65,881
	Goldman Sachs Group Inc.	0.855%	2/12/26	33,975	32,788
	Goldman Sachs Group Inc.	3.750%	2/25/26	24,083	25,436
[8]	Goldman Sachs Group Inc.	2.875%	6/3/26	19,500	24,076
	Goldman Sachs Group Inc.	3.500%	11/16/26	25,155	26,182
	Goldman Sachs Group Inc.	1.093%	12/9/26	90,585	86,155
	Goldman Sachs Group Inc.	1.431%	3/9/27	97,620	93,710
	Goldman Sachs Group Inc.	1.542%	9/10/27	39,650	37,893
	Goldman Sachs Group Inc.	1.948%	10/21/27	58,150	56,591
	Goldman Sachs Group Inc.	2.640%	2/24/28	33,595	33,608
[6,10]	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate + 1.200%	1.245%	5/16/23	29,170	20,811
[5]	Great-West Lifeco US Finance 2020 LP	0.904%	8/12/25	14,450	13,916
	Hanover Insurance Group Inc.	4.500%	4/15/26	11,640	12,575

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	HSBC Holdings plc	3.600%	5/25/23	52,881	54,445
[9]	HSBC Holdings plc	2.175%	6/27/23	14,500	19,573
	HSBC Holdings plc	3.033%	11/22/23	87,945	89,054
[14]	HSBC Holdings plc	3.196%	12/5/23	48,400	38,887
[10]	HSBC Holdings plc	3.350%	2/16/24	9,909	7,162
	HSBC Holdings plc	4.250%	3/14/24	64,200	67,046
	HSBC Holdings plc	3.950%	5/18/24	61,416	63,204
	HSBC Holdings plc	0.732%	8/17/24	38,800	38,206
	HSBC Holdings plc	1.162%	11/22/24	25,400	25,070
	HSBC Holdings plc	3.803%	3/11/25	58,275	60,303
	HSBC Holdings plc	0.976%	5/24/25	59,700	58,277
	HSBC Holdings plc	4.250%	8/18/25	41,423	43,720
	HSBC Holdings plc	2.633%	11/7/25	47,395	47,879
	HSBC Holdings plc	4.300%	3/8/26	24,965	26,800
	HSBC Holdings plc	1.645%	4/18/26	103,654	101,347
	HSBC Holdings plc	3.900%	5/25/26	29,850	31,579
	HSBC Holdings plc	2.099%	6/4/26	128,907	127,517
	HSBC Holdings plc	4.292%	9/12/26	55,223	58,541
	HSBC Holdings plc	1.589%	5/24/27	81,246	77,827
[9]	HSBC Holdings plc	1.750%	7/24/27	8,200	10,653
	HSBC Holdings plc	2.251%	11/22/27	32,800	32,111
[6,10]	HSBC Holdings plc, 3M Australian Bank Bill Rate + 1.100%	1.145%	2/16/24	17,314	12,316
	Huntington Bancshares Inc.	4.350%	2/4/23	8,800	9,054
	ING Groep NV	3.550%	4/9/24	4,800	4,974
	ING Groep NV	1.726%	4/1/27	19,420	18,900
	Intercontinental Exchange Inc.	0.700%	6/15/23	24,540	24,353
	Intercontinental Exchange Inc.	4.000%	10/15/23	40,240	41,958
	Intercontinental Exchange Inc.	3.750%	12/1/25	29,698	31,564
[8]	Intesa Sanpaolo SpA	1.000%	7/4/24	16,800	19,176
[5]	Intesa Sanpaolo SpA	3.250%	9/23/24	51,560	52,930
[8]	Intesa Sanpaolo SpA	0.625%	2/24/26	19,400	21,378
	Invesco Finance plc	4.000%	1/30/24	40,732	42,531
	Invesco Finance plc	3.750%	1/15/26	13,760	14,631
[5]	Jackson Financial Inc.	1.125%	11/22/23	20,940	20,725
	JPMorgan Chase & Co.	3.559%	4/23/24	22,275	22,841
	JPMorgan Chase & Co.	3.625%	5/13/24	22,750	23,799
	JPMorgan Chase & Co.	1.514%	6/1/24	29,050	29,067
	JPMorgan Chase & Co.	3.797%	7/23/24	15,069	15,548
	JPMorgan Chase & Co.	3.875%	9/10/24	3,075	3,232
	JPMorgan Chase & Co.	0.653%	9/16/24	16,365	16,155
	JPMorgan Chase & Co.	4.023%	12/5/24	81,527	84,911
	JPMorgan Chase & Co.	3.125%	1/23/25	20,195	20,907
	JPMorgan Chase & Co.	0.563%	2/16/25	30,565	29,829
	JPMorgan Chase & Co.	3.220%	3/1/25	117,868	121,030
	JPMorgan Chase & Co.	0.824%	6/1/25	108,905	106,318
	JPMorgan Chase & Co.	0.969%	6/23/25	81,600	79,828
	JPMorgan Chase & Co.	3.900%	7/15/25	41,063	43,576
	JPMorgan Chase & Co.	2.301%	10/15/25	109,425	110,184
	JPMorgan Chase & Co.	1.561%	12/10/25	47,600	46,870
	JPMorgan Chase & Co.	2.005%	3/13/26	92,841	92,392
	JPMorgan Chase & Co.	2.083%	4/22/26	143,080	142,605
	JPMorgan Chase & Co.	3.200%	6/15/26	35,935	37,369
	JPMorgan Chase & Co.	1.045%	11/19/26	140,388	133,999
	JPMorgan Chase & Co.	4.125%	12/15/26	19,704	21,293

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	JPMorgan Chase & Co.	1.040%	2/4/27	79,540	75,599
	JPMorgan Chase & Co.	1.578%	4/22/27	93,050	90,025
	JPMorgan Chase & Co.	1.470%	9/22/27	45,000	43,113
[8]	KBC Group NV	0.500%	12/3/29	8,300	9,169
	Kemper Corp.	4.350%	2/15/25	18,699	19,784
[5]	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	5.250%	10/1/25	3,880	3,900
	Lazard Group LLC	3.750%	2/13/25	7,625	7,976
[9]	Legal & General Group plc	5.375%	10/27/45	600	877
[7,15]	Lehman Brothers E-Capital Trust I	3.589%	8/19/65	9,410	1
	Lincoln National Corp.	4.000%	9/1/23	8,850	9,187
	Lloyds Banking Group plc	4.050%	8/16/23	53,550	55,584
	Lloyds Banking Group plc	2.907%	11/7/23	133,035	134,607
	Lloyds Banking Group plc	3.900%	3/12/24	14,500	15,129
	Lloyds Banking Group plc	0.695%	5/11/24	84,320	83,405
	Lloyds Banking Group plc	4.450%	5/8/25	30,695	32,850
	Lloyds Banking Group plc	3.870%	7/9/25	21,410	22,321
	Lloyds Banking Group plc	4.582%	12/10/25	42,583	45,447
	Lloyds Banking Group plc	2.438%	2/5/26	14,700	14,777
	Lloyds Banking Group plc	4.650%	3/24/26	1,080	1,163
	Lloyds Banking Group plc	3.750%	1/11/27	576	609
	Lloyds Banking Group plc	1.627%	5/11/27	19,415	18,736
[6,10]	Lloyds Banking Group plc, 3M Australian Bank Bill Rate + 1.400%	1.458%	3/7/25	13,730	9,864
[5]	LSEGA Financing plc	0.650%	4/6/24	39,665	38,744
[5]	LSEGA Financing plc	1.375%	4/6/26	34,875	33,499
[8]	Luminor Bank A/S	0.792%	12/3/24	5,344	6,064
[6,10]	Macquarie Bank Ltd., 3M Australian Bank Bill Rate + 2.900%	2.945%	5/28/30	33,130	24,418
	Macquarie Group Ltd.	3.189%	11/28/23	29,040	29,441
[5]	Macquarie Group Ltd.	1.201%	10/14/25	31,900	31,164
[5]	Macquarie Group Ltd.	1.340%	1/12/27	35,825	34,296
[5]	Macquarie Group Ltd.	1.629%	9/23/27	21,145	20,323
	Marsh & McLennan Cos. Inc.	3.300%	3/14/23	4,791	4,886
	Marsh & McLennan Cos. Inc.	4.050%	10/15/23	9,700	10,053
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	19,282	20,051
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	29,500	30,910
[5]	MassMutual Global Funding II	2.750%	6/22/24	54,080	55,398
[5]	Metropolitan Life Global Funding I	0.400%	1/7/24	19,960	19,527
[5]	Metropolitan Life Global Funding I	3.600%	1/11/24	10,045	10,436
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	95,745	98,999
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	8,775	8,925
	Mitsubishi UFJ Financial Group Inc.	3.407%	3/7/24	48,925	50,617
	Mitsubishi UFJ Financial Group Inc.	2.801%	7/18/24	27,840	28,479
	Mitsubishi UFJ Financial Group Inc.	0.848%	9/15/24	73,974	72,991
	Mitsubishi UFJ Financial Group Inc.	2.193%	2/25/25	34,987	35,157
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	78,174	82,040
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	48,955	47,759
	Mitsubishi UFJ Financial Group Inc.	0.953%	7/19/25	75,855	73,931
	Mitsubishi UFJ Financial Group Inc.	0.962%	10/11/25	31,900	30,996
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	11,300	11,490
	Mitsubishi UFJ Financial Group Inc.	1.538%	7/20/27	77,015	74,259
	Mitsubishi UFJ Financial Group Inc.	1.640%	10/13/27	27,700	26,722
	Mitsubishi UFJ Financial Group Inc.	2.341%	1/19/28	48,200	47,726
[6,10]	Mitsubishi UFJ Financial Group Inc., 3M Australian Bank Bill Rate + 1.250%	1.318%	10/1/24	13,600	9,771

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Mizuho Bank Ltd.	3.750%	4/16/24	5,100	5,315
[5]	Mizuho Bank Ltd.	3.600%	9/25/24	8,300	8,670
	Mizuho Financial Group Inc.	2.721%	7/16/23	53,200	53,570
	Mizuho Financial Group Inc.	1.241%	7/10/24	41,950	41,714
	Mizuho Financial Group Inc.	2.555%	9/13/25	29,200	29,526
[5]	Mizuho Financial Group Inc.	3.477%	4/12/26	9,700	10,156
	Mizuho Financial Group Inc.	2.226%	5/25/26	29,090	29,073
	Mizuho Financial Group Inc.	1.234%	5/22/27	35,790	34,013
	Mizuho Financial Group Inc.	1.554%	7/9/27	41,000	39,375
	Morgan Stanley	3.750%	2/25/23	24,905	25,639
	Morgan Stanley	4.100%	5/22/23	34,000	35,129
	Morgan Stanley	0.560%	11/10/23	39,110	38,897
	Morgan Stanley	0.529%	1/25/24	145,450	144,282
	Morgan Stanley	0.731%	4/5/24	36,085	35,794
	Morgan Stanley	3.737%	4/24/24	17,765	18,246
	Morgan Stanley	3.875%	4/29/24	16,900	17,668
	Morgan Stanley	3.700%	10/23/24	28,860	30,205
	Morgan Stanley	0.791%	1/22/25	50,700	49,676
	Morgan Stanley	0.790%	5/30/25	224,320	218,487
	Morgan Stanley	2.720%	7/22/25	125,360	127,367
	Morgan Stanley	4.000%	7/23/25	76,051	80,793
	Morgan Stanley	0.864%	10/21/25	11,410	11,061
	Morgan Stanley	1.164%	10/21/25	38,800	37,869
	Morgan Stanley	5.000%	11/24/25	65,705	71,971
	Morgan Stanley	3.875%	1/27/26	90,315	95,821
	Morgan Stanley	2.188%	4/28/26	122,455	122,646
	Morgan Stanley	3.125%	7/27/26	12,619	13,053
	Morgan Stanley	4.350%	9/8/26	18,375	19,867
	Morgan Stanley	0.985%	12/10/26	59,465	56,498
	Morgan Stanley	1.593%	5/4/27	55,135	53,236
	Morgan Stanley	1.512%	7/20/27	66,650	64,055
[8]	Morgan Stanley	0.406%	10/29/27	8,226	9,036
	Morgan Stanley	2.475%	1/21/28	67,700	67,534
	Nasdaq Inc.	4.250%	6/1/24	9,000	9,463
	National Bank of Canada	2.100%	2/1/23	25,200	25,472
	National Bank of Canada	0.750%	8/6/24	27,000	26,293
	National Bank of Canada	0.550%	11/15/24	29,260	28,677
[5]	Nationwide Building Society	3.766%	3/8/24	6,900	7,054
[5]	Nationwide Building Society	4.363%	8/1/24	17,052	17,685
[5]	Nationwide Building Society	1.000%	8/28/25	23,130	22,284
[5]	Nationwide Building Society	1.500%	10/13/26	29,100	28,102
[8]	Nationwide Building Society	2.000%	7/25/29	48,715	56,245
	Natwest Group plc	3.875%	9/12/23	36,709	37,860
	Natwest Group plc	2.359%	5/22/24	9,680	9,758
	Natwest Group plc	4.519%	6/25/24	24,958	25,865
	Natwest Group plc	4.269%	3/22/25	73,550	76,882
	Natwest Group plc	4.800%	4/5/26	24,675	26,882
	Natwest Group plc	1.642%	6/14/27	22,600	21,813
	Natwest Group plc	3.754%	11/1/29	30,835	31,705
[9]	Natwest Group plc	2.105%	11/28/31	7,300	9,427
[8]	NatWest Group plc	0.750%	11/15/25	14,575	16,461
[9]	NIBC Bank NV	3.125%	11/15/23	11,500	15,778
	Nomura Holdings Inc.	2.648%	1/16/25	24,200	24,540
	Nomura Holdings Inc.	1.851%	7/16/25	35,985	35,469
	Nomura Holdings Inc.	1.653%	7/14/26	46,635	44,832

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Nomura Holdings Inc.	2.329%	1/22/27	24,300	23,869
[5]	Northwestern Mutual Global Funding	0.800%	1/14/26	17,170	16,472
[5]	Nuveen Finance LLC	4.125%	11/1/24	14,375	15,225
	OneMain Finance Corp.	3.500%	1/15/27	2,438	2,319
	ORIX Corp.	4.050%	1/16/24	3,850	4,014
	Owl Rock Capital Corp.	3.750%	7/22/25	9,580	9,727
	Owl Rock Capital Corp.	4.250%	1/15/26	1,940	2,007
	Owl Rock Capital Corp.	3.400%	7/15/26	23,530	23,421
[5]	Pacific Life Global Funding II	1.200%	6/24/25	18,360	17,872
[9]	Pension Insurance Corp. plc	6.500%	7/3/24	19,905	29,217
[9]	Phoenix Group Holdings plc	6.625%	12/18/25	23,593	36,025
	PNC Bank NA	3.800%	7/25/23	21,354	22,053
	PNC Bank NA	2.950%	2/23/25	20,340	21,060
	PNC Bank NA	3.250%	6/1/25	55,192	57,665
	PNC Financial Services Group Inc.	3.900%	4/29/24	7,900	8,271
	PNC Financial Services Group Inc.	2.600%	7/23/26	4,481	4,609
	Principal Financial Group Inc.	3.100%	11/15/26	5,935	6,149
[5]	Protective Life Global Funding	0.502%	4/12/23	8,380	8,303
[5]	Protective Life Global Funding	0.473%	1/12/24	320	313
[5]	Protective Life Global Funding	1.618%	4/15/26	27,420	26,866
	Prudential Financial Inc.	5.200%	3/15/44	2,415	2,486
	Reinsurance Group of America Inc.	4.700%	9/15/23	1,500	1,571
[5]	Reliance Standard Life Global Funding II	3.850%	9/19/23	40,630	42,013
[5]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	2.875%	10/15/26	6,800	6,480
[9]	Rothesay Life plc	8.000%	10/30/25	20,330	32,165
	Royal Bank of Canada	0.425%	1/19/24	24,250	23,761
	Royal Bank of Canada	2.550%	7/16/24	145,403	148,275
	Royal Bank of Canada	0.750%	10/7/24	34,230	33,289
	Royal Bank of Canada	2.250%	11/1/24	117,254	118,748
	Royal Bank of Canada	1.600%	1/21/25	21,100	20,949
	Royal Bank of Canada	1.150%	6/10/25	27,870	27,172
	Royal Bank of Canada	1.200%	4/27/26	61,280	59,054
	Royal Bank of Canada	1.150%	7/14/26	49,684	47,757
	Royal Bank of Canada	1.400%	11/2/26	15,705	15,170
	Royal Bank of Canada	2.050%	1/21/27	10,395	10,290
	Santander Holdings USA Inc.	3.400%	1/18/23	58,410	59,469
	Santander Holdings USA Inc.	3.500%	6/7/24	46,300	47,701
	Santander Holdings USA Inc.	3.450%	6/2/25	37,135	38,318
	Santander Holdings USA Inc.	4.500%	7/17/25	23,462	24,973
	Santander UK Group Holdings plc	3.373%	1/5/24	68,117	69,290
	Santander UK Group Holdings plc	4.796%	11/15/24	25,877	27,166
	Santander UK Group Holdings plc	1.532%	8/21/26	33,875	32,770
	Santander UK Group Holdings plc	1.673%	6/14/27	63,415	60,935
	Santander UK Group Holdings plc	2.469%	1/11/28	23,300	22,967
[5]	Santander UK plc	5.000%	11/7/23	4,328	4,551
	Santander UK plc	4.000%	3/13/24	56,870	59,591
[5]	SBL Holdings Inc.	5.125%	11/13/26	15,088	16,179
[9]	Scottish Widows Ltd.	5.500%	6/16/23	16,354	22,948
[5]	Security Benefit Global Funding	1.250%	5/17/24	13,595	13,348
[6,11,16]	Setanta Aircraft Leasing Designated Activity Co. Bank Loan, 3M USD LIBOR + 2.000%	2.140%	10/31/27	35,555	35,499
	Sixth Street Specialty Lending Inc.	2.500%	8/1/26	9,700	9,436
[8]	Skandinaviska Enskilda Banken AB	0.250%	5/19/23	5,650	6,386
[9]	Society of Lloyd's	4.750%	10/30/24	500	710
[5]	Standard Chartered plc	0.991%	1/12/25	38,795	37,988

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Standard Chartered plc	1.214%	3/23/25	14,565	14,291
[5]	Standard Chartered plc	1.822%	11/23/25	29,100	28,613
[5]	Standard Chartered plc	1.456%	1/14/27	24,270	23,162
[8]	Standard Chartered plc	2.500%	9/9/30	700	812
[6,10]	Standard Chartered plc, 3M Australian Bank Bill Rate + 1.850%	1.912%	6/28/25	20,500	14,865
	State Street Corp.	3.550%	8/18/25	25,480	26,964
	State Street Corp.	2.354%	11/1/25	68,809	69,998
	State Street Corp.	2.901%	3/30/26	15,200	15,628
	Stifel Financial Corp.	4.250%	7/18/24	14,300	15,041
	Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	302	316
[6,10]	Sumitomo Mitsui Banking Corp., 3M Australian Bank Bill Rate + 0.950%	1.005%	6/5/23	31,750	22,638
	Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	18,158	18,501
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	67,572	69,822
	Sumitomo Mitsui Financial Group Inc.	0.508%	1/12/24	8,670	8,491
	Sumitomo Mitsui Financial Group Inc.	2.696%	7/16/24	176,740	180,359
	Sumitomo Mitsui Financial Group Inc.	2.448%	9/27/24	4,800	4,869
	Sumitomo Mitsui Financial Group Inc.	2.348%	1/15/25	40,900	41,364
	Sumitomo Mitsui Financial Group Inc.	1.474%	7/8/25	49,095	47,973
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	34,310	36,379
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	51,114	51,981
	Sumitomo Mitsui Financial Group Inc.	1.402%	9/17/26	34,600	33,175
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	23,285	24,420
	Sumitomo Mitsui Financial Group Inc.	2.174%	1/14/27	19,400	19,205
[6,10]	Sumitomo Mitsui Financial Group Inc., 3M Australian Bank Bill Rate + 1.200%	1.258%	3/7/23	20,359	14,517
[6,10]	Sumitomo Mitsui Financial Group Inc., 3M Australian Bank Bill Rate + 1.250%	1.315%	10/16/24	33,165	23,826
[6,10]	Sumitomo Mitsui Financial Group Inc., 3M Australian Bank Bill Rate + 1.270%	1.332%	3/29/22	26,538	18,791
	SVB Financial Group	1.800%	10/28/26	29,200	28,642
[10]	Svenska Handelsbanken AB	3.250%	9/27/23	12,610	9,185
[5]	Svenska Handelsbanken AB	0.550%	6/11/24	20,800	20,310
[5]	Svenska Handelsbanken AB	1.418%	6/11/27	13,000	12,545
	Synchrony Financial	4.375%	3/19/24	21,466	22,429
	Synchrony Financial	4.250%	8/15/24	41,202	43,099
	Synchrony Financial	4.500%	7/23/25	42,390	45,013
[5]	Temasek Financial I Ltd.	2.375%	1/23/23	5,000	5,054
	Toronto-Dominion Bank	0.750%	6/12/23	9,897	9,834
	Toronto-Dominion Bank	0.550%	3/4/24	47,063	46,106
	Toronto-Dominion Bank	2.650%	6/12/24	29,755	30,444
[10]	Toronto-Dominion Bank	2.050%	7/10/24	10,330	7,342
	Toronto-Dominion Bank	1.150%	6/12/25	30,400	29,635
	Toronto-Dominion Bank	0.750%	9/11/25	57,055	54,615
	Toronto-Dominion Bank	1.250%	9/10/26	68,300	65,579
	Toronto-Dominion Bank	3.625%	9/15/31	11,000	11,552
[6,10]	Toronto-Dominion Bank, 3M Australian Bank Bill Rate + 1.000%	1.068%	7/10/24	31,890	22,830
	Trinity Acquisition plc	4.400%	3/15/26	1,367	1,473
	Truist Bank	3.200%	4/1/24	120,987	125,096
	Truist Bank	2.150%	12/6/24	74,673	75,543
	Truist Bank	1.500%	3/10/25	35,380	35,089
	Truist Bank	3.625%	9/16/25	21,610	22,731
	Truist Bank	4.050%	11/3/25	290	311
	Truist Bank	2.636%	9/17/29	10,545	10,726

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Truist Financial Corp.	2.500%	8/1/24	12,645	12,888
	Truist Financial Corp.	4.000%	5/1/25	18,790	19,958
	Truist Financial Corp.	1.200%	8/5/25	22,235	21,726
	Truist Financial Corp.	1.267%	3/2/27	15,350	14,849
[5]	UBS AG	0.450%	2/9/24	33,960	33,180
[5]	UBS AG	0.700%	8/9/24	24,350	23,777
[5]	UBS AG	1.250%	6/1/26	27,200	26,133
[5]	UBS Group AG	1.008%	7/30/24	37,605	37,225
[8]	UBS Group AG	1.500%	11/30/24	9,705	11,182
[5]	UBS Group AG	4.125%	9/24/25	14,000	14,890
[5]	UBS Group AG	4.125%	4/15/26	8,250	8,818
[5]	UBS Group AG	1.364%	1/30/27	29,910	28,678
[5]	UBS Group AG	1.494%	8/10/27	33,900	32,301
[8]	Unicaja Banco SA	1.000%	12/1/26	200	222
[8]	UniCredit SpA	1.250%	6/25/25	19,405	22,195
[8]	UniCredit SpA	1.625%	7/3/25	4,589	5,272
[8]	UniCredit SpA	2.200%	7/22/27	400	466
[8]	US Bancorp	0.850%	6/7/24	13,691	15,632
	US Bancorp	3.600%	9/11/24	14,310	14,982
	US Bancorp	1.450%	5/12/25	22,255	21,998
	US Bancorp	3.100%	4/27/26	10,454	10,884
	US Bancorp	2.375%	7/22/26	25,525	25,995
	US Bank NA	2.050%	1/21/25	29,713	29,997
[9]	Virgin Money UK plc	4.000%	9/25/26	800	1,119
[7,15]	Washington Mutual Bank / Debt not acquired by JPMorgan	6.875%	6/15/11	21,983	2
[8]	Wells Fargo & Co.	2.250%	5/2/23	7,000	8,092
	Wells Fargo & Co.	3.750%	1/24/24	93,425	97,181
	Wells Fargo & Co.	1.654%	6/2/24	49,050	49,120
[10]	Wells Fargo & Co.	4.750%	8/27/24	33,810	25,596
	Wells Fargo & Co.	3.300%	9/9/24	15,665	16,241
	Wells Fargo & Co.	3.000%	2/19/25	97,078	99,847
	Wells Fargo & Co.	0.805%	5/19/25	22,155	21,635
	Wells Fargo & Co.	3.550%	9/29/25	85,176	89,399
	Wells Fargo & Co.	2.406%	10/30/25	103,211	103,992
	Wells Fargo & Co.	2.164%	2/11/26	90,854	90,891
	Wells Fargo & Co.	3.000%	4/22/26	60,337	62,063
	Wells Fargo & Co.	2.188%	4/30/26	132,990	133,062
	Wells Fargo & Co.	4.100%	6/3/26	80,036	85,490
	Wells Fargo & Co.	3.000%	10/23/26	73,175	75,241
[8]	Wells Fargo & Co.	1.375%	10/26/26	24,290	27,949
	Wells Fargo & Co.	3.196%	6/17/27	21,050	21,778
[6,10]	Wells Fargo & Co., 3M Australian Bank Bill Rate + 1.100%	1.175%	4/27/22	2,027	1,436
[9]	Wells Fargo Bank NA	5.250%	8/1/23	33,450	47,189
	Westpac Banking Corp.	2.350%	2/19/25	30,727	31,257
	Westpac Banking Corp.	1.150%	6/3/26	10,145	9,811
[5]	Westpac Banking Corp.	1.552%	9/30/26	17,640	17,389
[10]	Westpac Banking Corp.	4.800%	6/14/28	3,294	2,419
	Westpac Banking Corp.	2.894%	2/4/30	64,004	64,271
	Westpac Banking Corp.	4.322%	11/23/31	28,138	29,826
[6,10]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.400%	1.445%	2/16/28	2,900	2,065
[6,10]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.800%	1.873%	6/22/28	53,800	38,584

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6,10]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.980%	2.025%	8/27/29	21,400	15,499
	Willis North America Inc.	3.600%	5/15/24	70,071	72,680
					22,242,698
Health Care (6.9%)
	AbbVie Inc.	3.250%	10/1/22	11,900	12,018
	AbbVie Inc.	2.300%	11/21/22	213,500	215,662
	AbbVie Inc.	2.800%	3/15/23	8,647	8,754
	AbbVie Inc.	2.850%	5/14/23	2,900	2,950
	AbbVie Inc.	3.850%	6/15/24	31,807	33,229
	AbbVie Inc.	2.600%	11/21/24	254,145	258,733
	AbbVie Inc.	3.800%	3/15/25	78,277	82,247
	AbbVie Inc.	3.600%	5/14/25	11,792	12,335
	AbbVie Inc.	3.200%	5/14/26	24,750	25,624
	AbbVie Inc.	2.950%	11/21/26	121,467	124,696
	Aetna Inc.	2.750%	11/15/22	10,770	10,869
	Aetna Inc.	2.800%	6/15/23	46,265	47,083
	Aetna Inc.	3.500%	11/15/24	9,670	10,048
	Agilent Technologies Inc.	3.050%	9/22/26	2,000	2,071
[5]	Alcon Finance Corp.	2.750%	9/23/26	19,700	20,018
	AmerisourceBergen Corp.	0.737%	3/15/23	46,030	45,733
	Amgen Inc.	1.900%	2/21/25	19,500	19,548
	Amgen Inc.	3.125%	5/1/25	33,400	34,641
	Anthem Inc.	3.500%	8/15/24	12,029	12,511
	Anthem Inc.	2.375%	1/15/25	24,455	24,774
	Anthem Inc.	1.500%	3/15/26	38,795	37,975
	Astrazeneca Finance LLC	0.700%	5/28/24	43,625	42,767
	Astrazeneca Finance LLC	1.200%	5/28/26	76,530	74,164
	AstraZeneca plc	3.375%	11/16/25	25,583	26,955
[5]	Bausch Health Cos. Inc.	6.125%	4/15/25	9,345	9,532
[5]	Bausch Health Cos. Inc.	5.500%	11/1/25	1,840	1,855
[5,16]	Bausch Health Cos. Inc.	6.125%	2/1/27	1,367	1,371
[5]	Bausch Health Cos. Inc.	7.000%	1/15/28	1,100	986
	Baxalta Inc.	4.000%	6/23/25	13,304	14,073
[5]	Baxter International Inc.	1.322%	11/29/24	147,000	144,512
[5]	Baxter International Inc.	1.915%	2/1/27	145,915	142,948
[5]	Bayer US Finance II LLC	3.875%	12/15/23	120,071	124,194
[5]	Bayer US Finance II LLC	4.250%	12/15/25	36,339	38,728
[5]	Bayer US Finance LLC	3.375%	10/8/24	39,140	40,376
	Becton Dickinson and Co.	3.363%	6/6/24	31,943	33,020
	Biogen Inc.	3.625%	9/15/22	37,267	37,863
	Biogen Inc.	4.050%	9/15/25	14,800	15,669
	Boston Scientific Corp.	3.450%	3/1/24	48,016	49,685
	Boston Scientific Corp.	1.900%	6/1/25	44,255	44,008
	Boston Scientific Corp.	3.750%	3/1/26	7,050	7,450
	Bristol-Myers Squibb Co.	3.875%	8/15/25	9,645	10,258
	Bristol-Myers Squibb Co.	0.750%	11/13/25	46,540	44,624
	Bristol-Myers Squibb Co.	3.200%	6/15/26	49,264	51,669
	Cardinal Health Inc.	3.079%	6/15/24	9,000	9,233
	Cigna Corp.	3.000%	7/15/23	54,264	55,392
	Cigna Corp.	0.613%	3/15/24	14,000	13,731
	Cigna Corp.	3.500%	6/15/24	79,100	82,004
	Cigna Corp.	3.250%	4/15/25	24,000	24,902
	Cigna Corp.	4.125%	11/15/25	96,619	103,125
	Cigna Corp.	4.500%	2/25/26	9,900	10,735

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Cigna Corp.	1.250%	3/15/26	22,550	21,793
	CommonSpirit Health	4.200%	8/1/23	1,900	1,968
	CommonSpirit Health	2.760%	10/1/24	47,945	48,779
	CommonSpirit Health	1.547%	10/1/25	32,500	31,641
	CVS Health Corp.	2.750%	12/1/22	35,925	36,304
	CVS Health Corp.	2.625%	8/15/24	53,400	54,528
	CVS Health Corp.	4.100%	3/25/25	62,625	66,543
	CVS Health Corp.	3.875%	7/20/25	23,615	24,981
	CVS Health Corp.	2.875%	6/1/26	24,500	25,100
	CVS Health Corp.	3.000%	8/15/26	41,970	43,306
	CVS Health Corp.	3.625%	4/1/27	29,000	30,695
	CVS Health Corp.	1.300%	8/21/27	29,000	27,293
	Danaher Corp.	3.350%	9/15/25	9,700	10,167
	DH Europe Finance II Sarl	2.200%	11/15/24	96,626	97,559
[8]	DH Europe Finance II Sarl	0.200%	3/18/26	19,435	21,582
	Dignity Health	3.812%	11/1/24	970	1,016
	Encompass Health Corp.	4.500%	2/1/28	1,923	1,914
	Gilead Sciences Inc.	0.750%	9/29/23	33,225	32,840
	Gilead Sciences Inc.	3.700%	4/1/24	46,615	48,431
	Gilead Sciences Inc.	3.500%	2/1/25	97,415	101,753
	Gilead Sciences Inc.	3.650%	3/1/26	80,087	84,598
	GlaxoSmithKline Capital plc	3.000%	6/1/24	73,569	75,944
	HCA Inc.	4.750%	5/1/23	14,000	14,534
	HCA Inc.	5.000%	3/15/24	96,830	102,654
	HCA Inc.	5.375%	2/1/25	5,023	5,353
	HCA Inc.	5.250%	4/15/25	47,142	51,278
	HCA Inc.	5.250%	6/15/26	44,900	49,091
[5]	Highmark Inc.	1.450%	5/10/26	60,053	58,078
	Humana Inc.	0.650%	8/3/23	41,800	41,300
	Humana Inc.	3.850%	10/1/24	15,019	15,706
	Humana Inc.	4.500%	4/1/25	48,500	51,967
	Illumina Inc.	0.550%	3/23/23	19,600	19,440
	McKesson Corp.	2.700%	12/15/22	66,452	67,161
	McKesson Corp.	2.850%	3/15/23	29,215	29,582
	McKesson Corp.	3.796%	3/15/24	53,240	55,391
	McKesson Corp.	0.900%	12/3/25	33,940	32,427
	McKesson Corp.	1.300%	8/15/26	34,000	32,562
[6,11]	Medline Industries Inc. Bank Loan, 1M USD LIBOR + 3.250%	3.750%	10/31/27	6,155	6,128
	Medtronic Inc.	3.500%	3/15/25	24,718	25,972
	Merck & Co. Inc.	1.700%	6/10/27	42,980	42,197
[5]	Mylan Inc.	3.125%	1/15/23	27,015	27,486
[5]	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	4.125%	4/30/28	9,705	9,592
	PerkinElmer Inc.	0.850%	9/15/24	58,535	56,951
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	13,938	14,348
	Quest Diagnostics Inc.	3.500%	3/30/25	11,655	12,152
	Quest Diagnostics Inc.	3.450%	6/1/26	6,800	7,110
	Royalty Pharma plc	0.750%	9/2/23	52,600	51,816
	Royalty Pharma plc	1.200%	9/2/25	37,250	35,780
	Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	67,355	68,685
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	137,561	142,643
	SSM Health Care Corp.	3.688%	6/1/23	25,640	26,250
	Stryker Corp.	1.150%	6/15/25	43,650	42,571
	Stryker Corp.	3.375%	11/1/25	2,960	3,094
	Takeda Pharmaceutical Co. Ltd.	4.400%	11/26/23	39,836	41,689

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Tenet Healthcare Corp.	4.625%	9/1/24	1,545	1,566
[5]	Tenet Healthcare Corp.	7.500%	4/1/25	660	688
[5]	Tenet Healthcare Corp.	4.875%	1/1/26	6,250	6,279
[5]	Tenet Healthcare Corp.	4.250%	6/1/29	2,644	2,552
	Thermo Fisher Scientific Inc.	0.797%	10/18/23	200,000	197,987
	Thermo Fisher Scientific Inc.	1.215%	10/18/24	195,000	192,209
	UnitedHealth Group Inc.	3.500%	2/15/24	28,028	29,195
	UnitedHealth Group Inc.	0.550%	5/15/24	20,160	19,746
	UnitedHealth Group Inc.	3.750%	7/15/25	5,427	5,774
	UnitedHealth Group Inc.	1.250%	1/15/26	10,320	10,082
	UnitedHealth Group Inc.	1.150%	5/15/26	14,465	14,011
	Utah Acquisition Sub Inc.	3.950%	6/15/26	74,700	78,857
	Viatris Inc.	1.125%	6/22/22	65,500	65,591
	Viatris Inc.	1.650%	6/22/25	81,466	79,987
	Zimmer Biomet Holdings Inc.	3.050%	1/15/26	73,830	75,733
	Zoetis Inc.	3.250%	2/1/23	12,665	12,871
	Zoetis Inc.	4.500%	11/13/25	38,800	41,924
					5,262,123
Industrials (5.3%)
	3M Co.	2.650%	4/15/25	19,255	19,728
[5]	Air Canada	3.875%	8/15/26	3,605	3,519
[5]	Allison Transmission Inc.	4.750%	10/1/27	3,993	4,050
[5]	American Airlines Inc.	11.750%	7/15/25	2,904	3,519
[5]	American Airlines Inc. / AAdvantage Loyalty IP Ltd.	5.500%	4/20/26	7,985	8,174
[5]	AP Moller - Maersk A/S	3.875%	9/28/25	27,700	29,270
[5]	Aramark Services Inc.	6.375%	5/1/25	5,150	5,333
[5]	Aramark Services Inc.	5.000%	2/1/28	1,100	1,092
[10]	Aurizon Network Pty Ltd.	4.000%	6/21/24	21,690	15,969
[10]	Australia Pacific Airports Melbourne Pty Ltd.	4.000%	9/15/22	12,690	9,081
	Block Financial LLC	5.250%	10/1/25	14,400	15,729
	Boeing Co.	2.700%	5/1/22	14,095	14,165
	Boeing Co.	1.167%	2/4/23	5,800	5,793
	Boeing Co.	4.508%	5/1/23	174,223	180,135
	Boeing Co.	1.875%	6/15/23	19,781	19,834
	Boeing Co.	1.433%	2/4/24	222,700	220,737
	Boeing Co.	2.800%	3/1/24	28,830	29,334
	Boeing Co.	2.850%	10/30/24	7,500	7,650
	Boeing Co.	4.875%	5/1/25	208,976	225,085
	Boeing Co.	2.600%	10/30/25	10,553	10,649
	Boeing Co.	2.750%	2/1/26	30,255	30,684
	Boeing Co.	2.196%	2/4/26	388,100	381,676
	Boeing Co.	2.250%	6/15/26	3,270	3,229
[10]	Brisbane Airport Corp Pty Ltd.	3.900%	4/24/25	10,300	7,526
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	12,972	13,530
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	18,305	19,070
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	15,760	18,668
	Canadian Pacific Railway Co.	2.900%	2/1/25	9,568	9,874
	Canadian Pacific Railway Co.	1.750%	12/2/26	36,800	36,115
[5]	Cargo Aircraft Management Inc.	4.750%	2/1/28	2,697	2,711
	Carrier Global Corp.	2.242%	2/15/25	138,435	139,879
	Caterpillar Financial Services Corp.	0.800%	11/13/25	16,375	15,778
	Caterpillar Financial Services Corp.	1.150%	9/14/26	19,400	18,722
[5]	Clark Equipment Co.	5.875%	6/1/25	1,790	1,845
[5]	Clean Harbors Inc.	4.875%	7/15/27	11,199	11,483

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6,11]	Clean Harbors Inc. Bank Loan, 1M USD LIBOR + 2.000%	2.105%	10/31/27	6,800	6,790
	CNH Industrial Capital LLC	1.950%	7/2/23	23,960	24,065
	CNH Industrial Capital LLC	1.875%	1/15/26	74,552	73,591
	CNH Industrial Capital LLC	1.450%	7/15/26	38,840	37,246
	CNH Industrial NV	4.500%	8/15/23	48,980	50,869
	CSX Corp.	3.350%	11/1/25	4,021	4,214
[5]	Daimler Trucks Finance North America LLC	1.125%	12/14/23	65,890	65,276
	Deere & Co.	2.750%	4/15/25	21,290	21,950
	Delta Air Lines Inc.	2.900%	10/28/24	2,105	2,082
[5]	Delta Air Lines Inc.	7.000%	5/1/25	59,978	67,104
[4,5]	Delta Air Lines Inc. / SkyMiles IP Ltd.	4.500%	10/20/25	95,574	99,054
	Dover Corp.	3.150%	11/15/25	6,115	6,369
[8]	easyJet plc	0.875%	6/11/25	15,675	17,652
	Embraer Overseas Ltd.	5.696%	9/16/23	1,281	1,337
	Embraer SA	5.150%	6/15/22	21,700	21,935
	General Dynamics Corp.	3.250%	4/1/25	51,954	54,157
	General Dynamics Corp.	3.500%	5/15/25	28,310	29,739
[9]	Heathrow Funding Ltd.	7.125%	2/14/24	1,100	1,618
[9]	Heathrow Funding Ltd.	6.750%	12/3/28	9,715	15,572
[8]	Highland Holdings Sarl	0.000%	11/12/23	58,831	66,025
	Huntington Ingalls Industries Inc.	3.844%	5/1/25	60,717	63,554
	Johnson Controls International plc	3.625%	7/2/24	8,998	9,383
	Johnson Controls International plc	3.900%	2/14/26	2,541	2,702
	L3Harris Technologies Inc.	3.850%	6/15/23	119,000	122,489
	L3Harris Technologies Inc.	3.950%	5/28/24	13,700	14,285
	L3Harris Technologies Inc.	3.832%	4/27/25	4,620	4,868
	Lennox International Inc.	1.350%	8/1/25	6,770	6,597
	Lockheed Martin Corp.	2.900%	3/1/25	3,855	3,980
[5]	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.	6.500%	6/20/27	148,012	157,352
[6,10]	New Terminal Financing Co. Pty Ltd., 3M Australian Bank Bill Rate + 1.450%	1.516%	7/12/24	5,900	4,160
	Norfolk Southern Corp.	3.650%	8/1/25	7,852	8,273
	Norfolk Southern Corp.	2.900%	6/15/26	10,060	10,406
	Northrop Grumman Corp.	2.930%	1/15/25	62,869	64,676
	Otis Worldwide Corp.	2.056%	4/5/25	111,358	111,592
	Otis Worldwide Corp.	2.293%	4/5/27	1,220	1,214
[10]	Pacific National Finance Pty Ltd.	5.250%	5/19/25	38,120	28,849
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.250%	1/17/23	3,470	3,568
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	2.700%	3/14/23	10,169	10,296
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.125%	8/1/23	4,340	4,492
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.450%	7/1/24	61,977	64,144
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	1.200%	11/15/25	58,835	56,509
[10]	QPH Finance Co. Pty Ltd.	3.750%	6/7/23	5,280	3,820
	Quanta Services Inc.	0.950%	10/1/24	14,085	13,693
	Raytheon Technologies Corp.	3.650%	8/16/23	10,178	10,479
	Raytheon Technologies Corp.	3.200%	3/15/24	142,359	146,767
	Raytheon Technologies Corp.	3.950%	8/16/25	50,870	54,193
	Raytheon Technologies Corp.	3.500%	3/15/27	39,100	41,323
	Raytheon Technologies Corp.	3.125%	5/4/27	529	552
	Republic Services Inc.	2.500%	8/15/24	1,182	1,198
	Republic Services Inc.	3.200%	3/15/25	11,715	12,099
	Republic Services Inc.	0.875%	11/15/25	14,500	13,808
	Republic Services Inc.	2.900%	7/1/26	4,860	4,987
[5]	Rolls-Royce plc	3.625%	10/14/25	2,115	2,078

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Rolls-Royce plc	5.750%	10/15/27	8,001	8,419
	Ryder System Inc.	3.650%	3/18/24	72,895	75,769
	Ryder System Inc.	1.750%	9/1/26	24,290	23,709
[5]	Siemens Financieringsmaatschappij NV	0.650%	3/11/24	73,340	72,034
[5]	Siemens Financieringsmaatschappij NV	1.200%	3/11/26	42,600	41,226
	Southwest Airlines Co.	2.750%	11/16/22	29,000	29,346
	Southwest Airlines Co.	4.750%	5/4/23	84,507	87,769
	Southwest Airlines Co.	5.250%	5/4/25	41,341	45,143
	Southwest Airlines Co.	3.000%	11/15/26	6,800	6,984
	Southwest Airlines Co.	5.125%	6/15/27	1,000	1,117
	Stanley Black & Decker Inc.	3.400%	3/1/26	21,105	22,164
	Teledyne Technologies Inc.	1.600%	4/1/26	65,050	63,234
[5]	TransDigm Inc.	8.000%	12/15/25	15,808	16,544
[5]	TransDigm Inc.	6.250%	3/15/26	6,000	6,205
	TransDigm Inc.	5.500%	11/15/27	4,600	4,631
	Tyco Electronics Group SA	3.450%	8/1/24	26,462	27,458
	Tyco Electronics Group SA	3.700%	2/15/26	24,334	25,711
	Tyco Electronics Group SA	3.125%	8/15/27	23,841	24,879
[4]	UAL Series 2007-1 Pass Through Trust	6.636%	1/2/24	8,737	8,867
	Union Pacific Corp.	3.500%	6/8/23	22,764	23,404
	Union Pacific Corp.	3.646%	2/15/24	9,600	9,965
	Union Pacific Corp.	3.150%	3/1/24	47,090	48,637
	Union Pacific Corp.	3.250%	1/15/25	1,415	1,472
	Union Pacific Corp.	3.250%	8/15/25	6,872	7,184
	Union Pacific Corp.	2.750%	3/1/26	8,717	8,965
	Union Pacific Corp.	3.000%	4/15/27	7,062	7,343
[4]	United Airlines Class B Series 2020-1 Pass Through Trust	4.875%	7/15/27	8,381	8,604
[5]	United Airlines Inc.	4.375%	4/15/26	9,885	9,815
	United Rentals North America Inc.	3.875%	11/15/27	6,608	6,809
[4]	US Airways Series 2001-1C Pass Through Trust	7.346%	9/20/23	3,927	3,917
[5]	Vertiv Group Corp.	4.125%	11/15/28	2,733	2,666
	Waste Management Inc.	2.400%	5/15/23	1,600	1,621
	Waste Management Inc.	0.750%	11/15/25	24,300	23,200
[5]	WESCO Distribution Inc.	7.250%	6/15/28	4,611	4,944
[8]	Wizz Air Finance Co. BV	1.350%	1/19/24	5,900	6,718
[10]	WSO Finance Pty Ltd.	3.500%	7/14/23	9,950	7,202
					4,038,342
Materials (2.1%)
[5]	Air Liquide Finance SA	2.250%	9/27/23	44,520	45,089
[5]	Air Liquide Finance SA	2.500%	9/27/26	200	204
	ArcelorMittal SA	4.550%	3/11/26	12,700	13,458
[5]	Arconic Corp.	6.000%	5/15/25	1,058	1,095
[5]	Arconic Corp.	6.125%	2/15/28	2,224	2,310
[5]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	4/30/25	8,019	8,201
[5]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	4.125%	8/15/26	5,030	4,991
	Avery Dennison Corp.	0.850%	8/15/24	20,000	19,482
[5]	Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV	4.750%	6/15/27	2,376	2,443
[6,11]	Axalta Coating Systems US Holdings Inc. Bank Loan, 3M USD LIBOR + 1.750%	1.974%	11/30/23	3,320	3,308
	Ball Corp.	4.000%	11/15/23	7,285	7,508
	Ball Corp.	4.875%	3/15/26	2,775	2,949
	Berry Global Inc.	0.950%	2/15/24	67,435	66,247

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	Berry Global Inc.	1.000%	1/15/25	800	899
	Berry Global Inc.	1.570%	1/15/26	113,513	109,668
[5]	Berry Global Inc.	4.875%	7/15/26	6,265	6,426
[5]	Berry Global Inc.	5.625%	7/15/27	24,828	25,581
[5]	Big River Steel LLC / BRS Finance Corp.	6.625%	1/31/29	4,090	4,343
[5]	Canpack SA / Canpack US LLC	3.875%	11/15/29	1,930	1,851
[5]	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP	3.300%	5/1/23	58,451	59,812
[5]	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP	3.400%	12/1/26	35,216	37,045
	Cleveland-Cliffs Inc.	5.875%	6/1/27	5,381	5,564
	Dow Chemical Co.	4.550%	11/30/25	24,580	26,543
	Dow Chemical Co.	3.625%	5/15/26	74,933	79,087
	DuPont de Nemours Inc.	4.205%	11/15/23	105,429	110,224
	DuPont de Nemours Inc.	4.493%	11/15/25	64,462	69,731
	Eastman Chemical Co.	3.800%	3/15/25	22,587	23,749
	EI du Pont de Nemours and Co.	1.700%	7/15/25	14,540	14,449
[5]	Element Solutions Inc.	3.875%	9/1/28	6,543	6,295
	FMC Corp.	3.200%	10/1/26	19,925	20,631
[5]	FMG Resources August 2006 Pty Ltd.	4.500%	9/15/27	1,040	1,067
	Freeport-McMoRan Inc.	4.550%	11/14/24	26,375	27,674
	Freeport-McMoRan Inc.	4.375%	8/1/28	8,228	8,481
[5]	Georgia-Pacific LLC	0.625%	5/15/24	85,682	83,557
[5]	Georgia-Pacific LLC	1.750%	9/30/25	71,540	70,579
[5]	Georgia-Pacific LLC	0.950%	5/15/26	71,895	68,092
[5]	Georgia-Pacific LLC	2.100%	4/30/27	50,182	49,603
[9]	Glencore Finance Europe Ltd.	6.000%	4/3/22	11,129	15,076
[8]	Glencore Finance Europe Ltd.	1.750%	3/17/25	7,286	8,484
[8]	Glencore Finance Europe Ltd.	3.750%	4/1/26	10,105	12,712
[5]	Graphic Packaging International LLC	0.821%	4/15/24	33,975	33,098
[5]	Graphic Packaging International LLC	3.500%	3/15/28	625	601
[5]	Graphic Packaging International LLC	3.500%	3/1/29	1,775	1,696
[5]	Hudbay Minerals Inc.	4.500%	4/1/26	2,454	2,415
[5]	Indonesia Asahan Aluminium Persero PT	4.750%	5/15/25	24,212	25,402
[5]	INEOS Quattro Finance 2 plc	3.375%	1/15/26	1,593	1,561
[5]	Ingevity Corp.	3.875%	11/1/28	2,075	1,962
[5]	International Flavors & Fragrances Inc.	0.697%	9/15/22	16,395	16,363
[5]	Kraton Polymers LLC / Kraton Polymers Capital Corp.	4.250%	12/15/25	2,063	2,157
	LYB International Finance BV	4.000%	7/15/23	21,204	21,958
	LYB International Finance III LLC	1.250%	10/1/25	51,849	50,262
	LyondellBasell Industries NV	5.750%	4/15/24	32,452	34,844
	Martin Marietta Materials Inc.	0.650%	7/15/23	10,500	10,386
	Mosaic Co.	4.250%	11/15/23	20,576	21,425
	Nucor Corp.	2.000%	6/1/25	26,034	26,021
	Nutrien Ltd.	1.900%	5/13/23	53,606	53,925
	Nutrien Ltd.	3.000%	4/1/25	26,277	27,024
[5]	OCI NV	4.625%	10/15/25	1,423	1,460
	Packaging Corp. of America	3.650%	9/15/24	339	354
[5]	Pactiv Evergreen Group Issuer Inc. / Pactiv Evergreen Group Issuer LLC / Reynolds Group	4.000%	10/15/27	5,031	4,766
	PPG Industries Inc.	1.200%	3/15/26	31,690	30,551
	Steel Dynamics Inc.	2.800%	12/15/24	14,555	14,903
	Steel Dynamics Inc.	2.400%	6/15/25	16,055	16,183
	Westlake Chemical Corp.	0.875%	8/15/24	15,000	14,622
	WestRock RKT LLC	4.000%	3/1/23	37,452	38,245
	WRKCo Inc.	3.000%	9/15/24	38,578	39,622

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	WRKCo Inc.	3.750%	3/15/25	8,107	8,513
					1,624,827
Real Estate (4.1%)
[8]	Akelius Residential Property AB	1.750%	2/7/25	3,000	3,484
[9]	Akelius Residential Property AB	2.375%	8/15/25	26,941	36,479
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	69,140	72,314
[8]	alstria office REIT AG	1.500%	6/23/26	700	792
	American Campus Communities Operating Partnership LP	3.750%	4/15/23	6,800	6,948
	American Tower Corp.	3.000%	6/15/23	58,755	59,983
	American Tower Corp.	0.600%	1/15/24	121,240	118,738
	American Tower Corp.	3.375%	5/15/24	26,786	27,635
	American Tower Corp.	2.950%	1/15/25	53,383	54,680
	American Tower Corp.	2.400%	3/15/25	63,857	64,269
	American Tower Corp.	4.000%	6/1/25	31,725	33,382
	American Tower Corp.	1.600%	4/15/26	67,914	65,811
	American Tower Corp.	1.450%	9/15/26	34,406	33,050
	American Tower Corp.	3.375%	10/15/26	25,600	26,631
[8]	American Tower Corp.	0.450%	1/15/27	19,437	21,139
	American Tower Corp.	2.750%	1/15/27	28,920	29,219
[8]	American Tower Corp.	0.400%	2/15/27	8,744	9,470
[8]	Aroundtown SA	0.625%	7/9/25	43,700	49,022
	AvalonBay Communities Inc.	2.850%	3/15/23	12,000	12,132
	AvalonBay Communities Inc.	2.950%	5/11/26	19,400	20,135
	AvalonBay Communities Inc.	2.900%	10/15/26	6,300	6,494
	Boston Properties LP	3.125%	9/1/23	42,320	43,239
	Boston Properties LP	3.800%	2/1/24	5,070	5,247
	Boston Properties LP	3.200%	1/15/25	12,424	12,869
	Boston Properties LP	2.750%	10/1/26	9,650	9,825
	Brandywine Operating Partnership LP	3.950%	2/15/23	12,880	13,139
	Brandywine Operating Partnership LP	4.100%	10/1/24	14,155	14,776
	Brixmor Operating Partnership LP	3.650%	6/15/24	71,537	74,170
	Brixmor Operating Partnership LP	3.850%	2/1/25	36,846	38,500
	Camden Property Trust	4.875%	6/15/23	3,435	3,559
	Camden Property Trust	4.250%	1/15/24	46,982	48,947
	Camden Property Trust	3.500%	9/15/24	2,785	2,877
	CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	29,741	30,517
	Corporate Office Properties LP	2.250%	3/15/26	59,075	58,821
	Crown Castle International Corp.	3.150%	7/15/23	41,835	42,757
	Crown Castle International Corp.	3.200%	9/1/24	69,394	71,516
	Crown Castle International Corp.	1.350%	7/15/25	29,140	28,279
	Crown Castle International Corp.	4.450%	2/15/26	41,532	44,624
	Crown Castle International Corp.	3.700%	6/15/26	57,735	60,622
	Crown Castle International Corp.	1.050%	7/15/26	81,089	76,511
[5]	CTR Partnership LP / CareTrust Capital Corp.	3.875%	6/30/28	3,678	3,641
	CubeSmart LP	4.000%	11/15/25	7,260	7,675
[8]	Digital Dutch Finco BV	0.625%	7/15/25	13,205	14,860
[8]	Digital Euro Finco LLC	2.625%	4/15/24	13,361	15,725
	Digital Realty Trust LP	4.750%	10/1/25	29,620	32,889
	Duke Realty LP	3.750%	12/1/24	2,760	2,912
	Duke Realty LP	3.250%	6/30/26	11,070	11,569
	Equinix Inc.	1.450%	5/15/26	9,710	9,370
	Equinix Inc.	2.900%	11/18/26	17,520	17,867
	ERP Operating LP	3.000%	4/15/23	46,795	47,536
	ERP Operating LP	3.375%	6/1/25	20,400	21,315

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	ERP Operating LP	2.850%	11/1/26	7,965	8,216
[8]	Fastighets AB Balder	1.875%	3/14/25	9,700	11,257
	Federal Realty Investment Trust	2.750%	6/1/23	18,030	18,280
	Federal Realty Investment Trust	3.950%	1/15/24	23,874	24,751
[8]	Goodman Australia Finance Pty Ltd.	1.375%	9/27/25	600	690
[9]	Hammerson plc	3.500%	10/27/25	600	807
[5]	HAT Holdings I LLC / HAT Holdings II LLC	3.375%	6/15/26	4,295	4,151
	Healthcare Realty Trust Inc.	3.875%	5/1/25	5,800	6,086
	Healthpeak Properties Inc.	3.400%	2/1/25	3,942	4,092
	Healthpeak Properties Inc.	1.350%	2/1/27	43,700	41,829
[8]	Heimstaden Bostad AB	1.125%	1/21/26	17,200	19,444
[8]	Heimstaden Bostad Treasury BV	1.375%	3/3/27	400	451
	Highwoods Realty LP	3.625%	1/15/23	5,280	5,358
	Host Hotels & Resorts LP	4.000%	6/15/25	7,560	7,909
	IIP Operating Partnership LP	5.500%	5/25/26	27,600	28,433
	Kilroy Realty LP	3.450%	12/15/24	21,115	21,872
	Kilroy Realty LP	4.375%	10/1/25	5,685	6,090
	Kimco Realty Corp.	3.500%	4/15/23	13,765	14,023
	Kimco Realty Corp.	3.125%	6/1/23	26,640	27,117
	Kimco Realty Corp.	4.450%	1/15/24	11,302	11,699
	Kimco Realty Corp.	2.700%	3/1/24	28,329	28,821
	Kimco Realty Corp.	3.300%	2/1/25	52,530	54,328
	Kimco Realty Corp.	2.800%	10/1/26	7,258	7,408
[8]	Kojamo OYJ	1.500%	6/19/24	4,850	5,577
[8]	Logicor Financing Sarl	0.750%	7/15/24	5,068	5,732
[8]	Logicor Financing Sarl	2.250%	5/13/25	4,855	5,708
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	5.625%	5/1/24	10,542	11,156
[5]	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.625%	6/15/25	4,492	4,725
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.500%	9/1/26	1,086	1,140
	Mid-America Apartments LP	4.300%	10/15/23	2,000	2,076
	Mid-America Apartments LP	3.750%	6/15/24	8,923	9,305
	Mid-America Apartments LP	4.000%	11/15/25	11,320	12,047
	Mid-America Apartments LP	1.100%	9/15/26	25,130	23,828
	National Retail Properties Inc.	3.900%	6/15/24	25,562	26,701
	National Retail Properties Inc.	4.000%	11/15/25	19,893	21,214
	Office Properties Income Trust	2.650%	6/15/26	12,500	12,188
	Omega Healthcare Investors Inc.	4.375%	8/1/23	2,397	2,477
	Omega Healthcare Investors Inc.	4.950%	4/1/24	16,340	17,247
	Omega Healthcare Investors Inc.	4.500%	1/15/25	10,690	11,309
	Omega Healthcare Investors Inc.	5.250%	1/15/26	32,354	35,358
[5]	Ontario Teachers' Cadillac Fairview Properties Trust	3.125%	3/20/22	54,524	54,640
[5]	Ontario Teachers' Cadillac Fairview Properties Trust	3.875%	3/20/27	6,000	6,426
	Public Storage	1.500%	11/9/26	17,225	16,884
[5]	Realogy Group LLC / Realogy Co-issuer Corp.	7.625%	6/15/25	1,225	1,302
	Realty Income Corp.	4.600%	2/6/24	42,787	45,036
	Realty Income Corp.	3.875%	7/15/24	6,871	7,203
	Realty Income Corp.	3.875%	4/15/25	28,138	29,796
	Realty Income Corp.	4.625%	11/1/25	77,524	84,486
	Realty Income Corp.	0.750%	3/15/26	9,960	9,484
	Realty Income Corp.	4.875%	6/1/26	104,147	115,322
	Realty Income Corp.	4.125%	10/15/26	44,580	48,353
[9]	Realty Income Corp.	1.875%	1/14/27	6,214	8,259
[9]	Realty Income Corp.	1.125%	7/13/27	13,900	17,723

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Regency Centers LP	3.750%	6/15/24	1,115	1,159
	Sabra Health Care LP	5.125%	8/15/26	41,626	45,002
[8]	Samhallsbyggnadsbolaget i Norden AB	1.750%	1/14/25	6,700	7,710
[8]	Samhallsbyggnadsbolaget i Norden AB	1.125%	9/4/26	500	558
	Simon Property Group LP	2.750%	6/1/23	14,163	14,372
	Simon Property Group LP	3.750%	2/1/24	30,620	31,813
	Simon Property Group LP	2.000%	9/13/24	79,690	80,171
	Simon Property Group LP	3.375%	10/1/24	47,028	48,865
	Simon Property Group LP	3.500%	9/1/25	48,883	51,278
	Simon Property Group LP	3.300%	1/15/26	9,640	10,056
	Simon Property Group LP	3.250%	11/30/26	24,342	25,514
	Simon Property Group LP	1.375%	1/15/27	24,250	23,264
[8]	Unibail-Rodamco-Westfield SE	1.125%	9/15/25	1,000	1,138
[5]	Uniti Group LP / Uniti Fiber Holdings Inc. / CSL Capital LLC	7.875%	2/15/25	7,904	8,231
[5]	Uniti Group LP / Uniti Group Finance Inc. / CSL Capital LLC	4.750%	4/15/28	1,125	1,093
	Ventas Realty LP	3.500%	4/15/24	37,091	38,386
	Ventas Realty LP	3.750%	5/1/24	6,012	6,234
	Ventas Realty LP	2.650%	1/15/25	12,310	12,547
	Ventas Realty LP	3.500%	2/1/25	4,820	5,007
	Ventas Realty LP	3.250%	10/15/26	5,655	5,877
	Vornado Realty LP	2.150%	6/1/26	11,600	11,417
[5]	Wea Finance LLC / Westfield UK & Europe Finance plc	3.750%	9/17/24	7,140	7,389
	Welltower Inc.	3.625%	3/15/24	28,402	29,472
	Welltower Inc.	4.000%	6/1/25	72,809	77,213
	Welltower Inc.	4.250%	4/1/26	6,180	6,665
[9]	Westfield America Management Ltd.	2.125%	3/30/25	6,499	8,621
					3,182,827
Technology (4.7%)
	Analog Devices Inc.	2.950%	4/1/25	12,190	12,600
	Apple Inc.	2.750%	1/13/25	24,688	25,496
	Apple Inc.	3.250%	2/23/26	36,351	38,120
	Apple Inc.	2.450%	8/4/26	47,762	48,831
	Apple Inc.	2.050%	9/11/26	49,100	49,347
	Apple Inc.	3.200%	5/11/27	54,022	56,837
	Autodesk Inc.	4.375%	6/15/25	1,940	2,075
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	11,899	12,311
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.125%	1/15/25	19,200	19,797
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	53,758	56,681
	Broadcom Inc.	3.625%	10/15/24	73,287	76,417
	Broadcom Inc.	4.700%	4/15/25	93,309	100,164
	Broadcom Inc.	3.150%	11/15/25	39,911	41,117
	Broadcom Inc.	4.250%	4/15/26	81,584	87,174
	Broadcom Inc.	3.459%	9/15/26	29,472	30,679
	CDW LLC / CDW Finance Corp.	4.125%	5/1/25	2,960	2,998
	Citrix Systems Inc.	1.250%	3/1/26	19,405	18,769
[5]	Clarivate Science Holdings Corp.	3.875%	7/1/28	4,285	4,095
[5]	CommScope Inc.	6.000%	3/1/26	2,321	2,352
[5]	CommScope Inc.	7.125%	7/1/28	1,801	1,689
[5]	CommScope Inc.	4.750%	9/1/29	2,220	2,126
[5]	CommScope Technologies Finance LLC	6.000%	6/15/25	2,910	2,834
	Dell International LLC / EMC Corp.	5.450%	6/15/23	7,366	7,714
	Dell International LLC / EMC Corp.	4.000%	7/15/24	29,155	30,527
	Dell International LLC / EMC Corp.	5.850%	7/15/25	71,657	79,900

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Dell International LLC / EMC Corp.	6.020%	6/15/26	190,354	216,023
	Dell International LLC / EMC Corp.	4.900%	10/1/26	18,840	20,718
[8]	DXC Technology Co.	1.750%	1/15/26	10,215	11,773
	DXC Technology Co.	1.800%	9/15/26	71,500	69,290
[5]	Entegris Inc.	4.375%	4/15/28	2,096	2,087
[5]	Entegris Inc.	3.625%	5/1/29	2,125	2,034
	Equifax Inc.	3.950%	6/15/23	9,450	9,740
	Equifax Inc.	2.600%	12/1/24	95,144	96,863
	Equifax Inc.	2.600%	12/15/25	48,800	49,460
[5]	Fair Isaac Corp.	4.000%	6/15/28	2,500	2,489
	Fidelity National Information Services Inc.	0.600%	3/1/24	31,060	30,311
	Fiserv Inc.	3.800%	10/1/23	2,528	2,618
	Fiserv Inc.	2.750%	7/1/24	162,005	165,265
	Fiserv Inc.	3.200%	7/1/26	50,813	52,679
	Global Payments Inc.	1.500%	11/15/24	33,880	33,413
	Global Payments Inc.	1.200%	3/1/26	66,707	63,545
	Global Payments Inc.	2.150%	1/15/27	79,890	78,309
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	37,385	38,081
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	19,340	21,021
	HP Inc.	2.200%	6/17/25	86,341	86,570
	HP Inc.	1.450%	6/17/26	90,112	86,859
	Intel Corp.	3.750%	3/25/27	5,190	5,582
	International Business Machines Corp.	3.625%	2/12/24	36,694	38,194
	International Business Machines Corp.	3.000%	5/15/24	44,546	45,928
	International Business Machines Corp.	3.300%	5/15/26	128,724	134,680
	Intuit Inc.	0.950%	7/15/25	1,950	1,889
	Juniper Networks Inc.	1.200%	12/10/25	47,760	46,287
	Marvell Technology Inc.	4.200%	6/22/23	29,250	30,184
	Microsoft Corp.	2.400%	8/8/26	30,560	31,291
[5]	Nielsen Finance LLC / Nielsen Finance Co.	5.625%	10/1/28	546	548
[5]	NXP BV / NXP Funding LLC	4.625%	6/1/23	22,660	23,540
[5]	NXP BV / NXP Funding LLC	4.875%	3/1/24	78,750	83,459
[5]	NXP BV / NXP Funding LLC	5.350%	3/1/26	17,480	19,404
	Oracle Corp.	2.625%	2/15/23	34,041	34,484
	Oracle Corp.	3.625%	7/15/23	4,650	4,791
	Oracle Corp.	2.400%	9/15/23	107,713	108,988
	Oracle Corp.	3.400%	7/8/24	31,165	32,131
	Oracle Corp.	2.950%	11/15/24	43,813	44,809
	Oracle Corp.	2.500%	4/1/25	125,286	126,365
	Oracle Corp.	2.950%	5/15/25	48,603	49,563
	Oracle Corp.	1.650%	3/25/26	145,890	141,227
	Oracle Corp.	2.650%	7/15/26	91,643	92,269
	Oracle Corp.	2.800%	4/1/27	30,005	30,211
[5]	Qorvo Inc.	1.750%	12/15/24	14,560	14,355
	QUALCOMM Inc.	3.250%	5/20/27	32,284	33,936
	Roper Technologies Inc.	3.800%	12/15/26	8,148	8,657
[5]	Sabre GLBL Inc.	7.375%	9/1/25	2,965	3,048
	Skyworks Solutions Inc.	0.900%	6/1/23	11,710	11,598
	Skyworks Solutions Inc.	1.800%	6/1/26	90,504	88,430
[5]	SS&C Technologies Inc.	5.500%	9/30/27	6,881	7,114
	Verisk Analytics Inc.	4.000%	6/15/25	52,010	54,819
	Visa Inc.	3.150%	12/14/25	45,070	47,271
	VMware Inc.	0.600%	8/15/23	34,000	33,540
	VMware Inc.	4.500%	5/15/25	149,682	159,910
	VMware Inc.	1.400%	8/15/26	72,540	69,523

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Western Digital Corp.	4.750%	2/15/26	12,096	12,702
					3,620,525
Utilities (3.9%)
	AEP Transmission Co. LLC	3.100%	12/1/26	13,890	14,408
	Ameren Corp.	2.500%	9/15/24	32,940	33,408
	Ameren Corp.	3.650%	2/15/26	9,007	9,451
	Ameren Corp.	1.950%	3/15/27	17,800	17,507
	Ameren Illinois Co.	3.250%	3/1/25	11,340	11,764
	American Electric Power Co. Inc.	2.031%	3/15/24	26,630	26,656
	American Electric Power Co. Inc.	1.000%	11/1/25	9,675	9,305
	Atmos Energy Corp.	0.625%	3/9/23	39,550	39,325
[6,10]	Australian Gas Networks Ltd., 3M Australian Bank Bill Rate + 0.400%	0.468%	7/1/24	9,500	6,636
	Baltimore Gas and Electric Co.	3.350%	7/1/23	3,142	3,215
	Black Hills Corp.	1.037%	8/23/24	29,400	28,769
[8]	Cadent Finance plc	0.625%	9/22/24	14,465	16,394
[5]	Calpine Corp.	4.500%	2/15/28	7,320	7,155
	CenterPoint Energy Inc.	3.850%	2/1/24	2,467	2,560
	CenterPoint Energy Inc.	2.500%	9/1/24	15,867	16,095
	CenterPoint Energy Inc.	1.450%	6/1/26	46,620	45,085
	CenterPoint Energy Resources Corp.	0.700%	3/2/23	31,670	31,418
	Commonwealth Edison Co.	3.100%	11/1/24	5,620	5,793
	Consolidated Edison Inc.	0.650%	12/1/23	40,295	39,643
[10]	DBNGP Finance Co. Pty Ltd.	4.225%	5/28/25	8,050	5,992
	Dominion Energy Inc.	3.300%	3/15/25	47,212	48,711
	Dominion Energy Inc.	1.450%	4/15/26	59,182	57,388
	Dominion Energy Inc.	2.850%	8/15/26	5,000	5,125
[6]	Dominion Energy Inc., 3M USD LIBOR + 0.530%	0.733%	9/15/23	31,810	31,810
	DTE Electric Co.	3.375%	3/1/25	298	311
	DTE Energy Co.	2.250%	11/1/22	42,050	42,441
	DTE Energy Co.	1.050%	6/1/25	35,045	33,793
	Duke Energy Carolinas NC Storm Funding LLC	1.679%	7/1/31	8,930	8,746
	Duke Energy Corp.	3.227%	3/11/22	290,625	291,371
	Duke Energy Corp.	3.950%	10/15/23	15,085	15,615
	Duke Energy Corp.	3.750%	4/15/24	7,091	7,368
	Duke Energy Corp.	0.900%	9/15/25	33,565	32,126
	Duke Energy Corp.	2.650%	9/1/26	10,000	10,201
	Duke Energy Ohio Inc.	3.800%	9/1/23	11,620	11,993
	Duke Energy Progress LLC	3.250%	8/15/25	7,798	8,122
[9]	E.ON International Finance BV	5.625%	12/6/23	2,945	4,236
[5]	East Ohio Gas Co.	1.300%	6/15/25	9,715	9,462
	Eastern Energy Gas Holdings LLC	3.550%	11/1/23	12,700	13,064
	Eastern Energy Gas Holdings LLC	2.500%	11/15/24	4,830	4,916
	Eastern Energy Gas Holdings LLC	3.600%	12/15/24	12,757	13,305
[5]	Electricite de France SA	4.500%	9/21/28	16,050	17,468
	Emera US Finance LP	0.833%	6/15/24	6,800	6,626
[5]	Enel Finance International NV	1.375%	7/12/26	48,500	46,415
[5]	Engie SA	2.875%	10/10/22	10,649	10,787
[8]	Engie SA	3.250%	12/31/99	500	597
	Entergy Arkansas LLC	3.050%	6/1/23	7,190	7,314
	Entergy Arkansas LLC	3.700%	6/1/24	9,388	9,775
	Entergy Arkansas LLC	3.500%	4/1/26	23,522	24,832
	Entergy Corp.	4.000%	7/15/22	41,151	41,516
	Entergy Corp.	0.900%	9/15/25	48,975	46,800
	Entergy Corp.	2.950%	9/1/26	90,500	93,021

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	22,680	24,697
	Entergy Louisiana LLC	4.050%	9/1/23	11,650	12,015
	Entergy Louisiana LLC	0.620%	11/17/23	30,780	30,383
	Entergy Louisiana LLC	0.950%	10/1/24	17,460	17,101
	Entergy Louisiana LLC	5.400%	11/1/24	8,562	9,402
	Entergy Louisiana LLC	2.400%	10/1/26	16,976	17,065
[6,10]	ETSA Utilities Finance Pty Ltd., 3M Australian Bank Bill Rate + 1.040%	1.102%	12/13/23	5,000	3,562
	Evergy Inc.	2.450%	9/15/24	48,500	48,980
	Evergy Kansas Central Inc.	2.550%	7/1/26	16,138	16,476
	Eversource Energy	0.800%	8/15/25	11,595	11,070
	Eversource Energy	1.400%	8/15/26	23,000	22,159
	Exelon Corp.	3.950%	6/15/25	30,194	31,823
	Exelon Corp.	3.400%	4/15/26	5,345	5,599
	FirstEnergy Corp.	2.050%	3/1/25	5,635	5,535
	FirstEnergy Corp.	1.600%	1/15/26	8,292	7,859
	FirstEnergy Corp.	4.150%	7/15/27	3,995	4,074
	Florida Power & Light Co.	2.850%	4/1/25	15,630	16,084
	Georgia Power Co.	2.200%	9/15/24	23,973	24,162
[8]	IE2 Holdco SAU	2.375%	11/27/23	19,400	22,501
[8]	IE2 Holdco SAU	2.875%	6/1/26	10,600	12,833
	ITC Holdings Corp.	2.700%	11/15/22	29,250	29,529
	ITC Holdings Corp.	3.250%	6/30/26	9,400	9,776
	Korea Midland Power Co. Ltd	2.375%	7/22/22	9,809	9,861
	MidAmerican Energy Co.	3.700%	9/15/23	4,370	4,507
	National Fuel Gas Co.	5.500%	1/15/26	9,705	10,641
[8]	National Grid Electricity Transmission plc	0.190%	1/20/25	13,007	14,569
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	800	820
	National Rural Utilities Cooperative Finance Corp.	1.875%	2/7/25	24,290	24,289
	NextEra Energy Capital Holdings Inc.	0.650%	3/1/23	93,210	92,772
	NextEra Energy Capital Holdings Inc.	1.875%	1/15/27	29,200	28,613
[5]	NextEra Energy Operating Partners LP	4.500%	9/15/27	9,146	9,271
[5]	NRG Energy Inc.	2.000%	12/2/25	18,522	18,169
	NRG Energy Inc.	6.625%	1/15/27	1,514	1,564
	NSTAR Electric Co.	3.250%	11/15/25	9,710	10,069
	NSTAR Electric Co.	3.200%	5/15/27	43,159	45,184
	NTPC Ltd.	4.375%	11/26/24	4,300	4,521
	Oncor Electric Delivery Co. LLC	2.750%	6/1/24	47,575	48,701
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	13,637	14,038
	Oncor Electric Delivery Co. LLC	0.550%	10/1/25	10,695	10,141
	ONE Gas Inc.	0.850%	3/11/23	24,270	24,127
	Pacific Gas and Electric Co.	3.250%	6/15/23	6,953	7,026
	Pacific Gas and Electric Co.	3.500%	6/15/25	16,285	16,641
	Pacific Gas and Electric Co.	3.450%	7/1/25	14,525	14,837
	Pacific Gas and Electric Co.	3.150%	1/1/26	101,133	101,393
	Pacific Gas and Electric Co.	2.100%	8/1/27	13,019	12,268
	PacifiCorp	3.600%	4/1/24	16,160	16,786
	PacifiCorp	3.350%	7/1/25	17,720	18,498
[5]	Pattern Energy Operations LP / Pattern Energy Operations Inc.	4.500%	8/15/28	2,223	2,237
	PECO Energy Co.	3.150%	10/15/25	3,885	4,041
	Potomac Electric Power Co.	3.600%	3/15/24	10,425	10,816
	Public Service Electric and Gas Co.	3.000%	5/15/25	8,340	8,579
	Public Service Enterprise Group Inc.	2.875%	6/15/24	65,543	66,944
	Public Service Enterprise Group Inc.	0.800%	8/15/25	49,115	46,920
	Puget Energy Inc.	5.625%	7/15/22	47,334	47,803

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Puget Energy Inc.	3.650%	5/15/25	13,272	13,850
	Southern California Edison Co.	0.700%	4/3/23	29,130	28,847
	Southern California Edison Co.	3.700%	8/1/25	13,471	14,100
	Southern California Edison Co.	1.200%	2/1/26	6,329	6,080
	Southern California Gas Co.	2.600%	6/15/26	19,070	19,495
	Southern Co. Gas Capital Corp.	2.450%	10/1/23	6,570	6,675
	Southern Co. Gas Capital Corp.	3.250%	6/15/26	4,025	4,180
	Southern Power Co.	0.900%	1/15/26	9,700	9,252
	Southwestern Electric Power Co.	1.650%	3/15/26	35,070	34,236
	Southwestern Public Service Co.	3.300%	6/15/24	41,903	43,231
	State Grid Overseas Investment 2014 Ltd.	4.125%	5/7/24	8,654	9,121
	State Grid Overseas Investment BVI Ltd.	2.750%	5/4/22	16,600	16,654
	State Grid Overseas Investment BVI Ltd.	3.750%	5/2/23	10,775	11,077
	Union Electric Co.	2.950%	6/15/27	12,496	12,909
[10]	United Energy Distribution Pty Ltd.	3.500%	9/12/23	6,180	4,490
[10]	United Energy Distribution Pty Ltd.	3.850%	10/23/24	24,200	17,986
[6,10]	Victoria Power Networks Finance Pty Ltd., 3M Australian Bank Bill Rate + 0.500%	0.548%	8/23/24	29,100	20,569
	Virginia Electric and Power Co.	2.750%	3/15/23	4,599	4,659
	Virginia Electric and Power Co.	3.450%	2/15/24	16,509	17,061
	Virginia Electric and Power Co.	3.100%	5/15/25	8,585	8,877
	Virginia Electric and Power Co.	3.150%	1/15/26	12,295	12,792
	Virginia Electric and Power Co.	2.950%	11/15/26	46,842	48,455
	Virginia Electric and Power Co.	3.500%	3/15/27	19,467	20,642
[5]	Vistra Operations Co. LLC	5.500%	9/1/26	21,384	21,787
[5]	Vistra Operations Co. LLC	5.625%	2/15/27	3,881	3,958
[5]	Vistra Operations Co. LLC	5.000%	7/31/27	1,380	1,400
	WEC Energy Group Inc.	0.550%	9/15/23	53,165	52,301
	WEC Energy Group Inc.	0.800%	3/15/24	48,550	47,608
[9]	Western Power Distribution plc	3.625%	11/6/23	14,458	20,080
	Xcel Energy Inc.	1.750%	3/15/27	29,100	28,339
					3,015,876
Total Corporate Bonds (Cost $59,356,712)					58,453,892
Sovereign Bonds (2.5%)
	APICORP Sukuk Ltd.	3.141%	11/1/22	23,410	23,766
	Arab Petroleum Investments Corp.	4.125%	9/18/23	14,518	15,183
[5]	Banque Ouest Africaine de Developpement	5.000%	7/27/27	8,358	9,042
[5]	CDP Financial Inc.	3.150%	7/24/24	24,580	25,622
	Corp. Andina de Fomento	4.375%	6/15/22	24,864	25,157
	Corp. Andina de Fomento	2.375%	5/12/23	19,340	19,571
	Corp. Andina de Fomento	1.250%	10/26/24	77,708	76,512
	Corp. Andina de Fomento	1.625%	9/23/25	48,335	47,559
[5]	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	3,562	3,562
	Corp. Financiera de Desarrollo SA	4.750%	7/15/25	6,018	6,439
[5]	Corp. Financiera de Desarrollo SA	2.400%	9/28/27	2,117	2,031
	Dominican Republic	6.600%	1/28/24	4,125	4,473
[4]	Dominican Republic	5.875%	4/18/24	13,577	14,163
	Dominican Republic	5.500%	1/27/25	2,454	2,643
	Federative Republic of Brazil	4.625%	1/13/28	2,494	2,554
	Federative Republic of Brazil	3.875%	6/12/30	9,095	8,571
	Federative Republic of Brazil	4.750%	1/14/50	4,016	3,367
	Fondo MIVIVIENDA SA	3.500%	1/31/23	31,766	32,307
[5]	Government of Bermuda	4.138%	1/3/23	6,000	6,135
[5]	Government of Bermuda	4.854%	2/6/24	2,861	3,022

Short-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Kingdom of Morocco	4.250%	12/11/22	30,991	31,695
[5,8]	Kingdom of Morocco	1.375%	3/30/26	17,304	19,498
[8]	Kingdom of Morocco	1.375%	3/30/26	4,800	5,409
	Kingdom of Saudi Arabia	4.000%	4/17/25	14,779	15,662
	Korea Development Bank	3.250%	2/19/24	12,205	12,658
	Korea Hydro & Nuclear Power Co. Ltd.	3.000%	9/19/22	11,764	11,888
[5]	Korea National Oil Corp.	2.875%	3/27/22	9,400	9,425
	Korea National Oil Corp.	0.875%	10/5/25	19,400	18,598
	KSA Sukuk Ltd.	2.894%	4/20/22	124,682	125,268
	Kuwait	2.750%	3/20/22	33,318	33,385
[8]	MFB Magyar Fejlesztesi Bank Zrt	1.375%	6/24/25	16,459	19,054
	North American Development Bank	2.400%	10/26/22	711	716
	Perusahaan Penerbit SBSN Indonesia III	3.400%	3/29/22	21,339	21,392
	Perusahaan Penerbit SBSN Indonesia III	3.300%	11/21/22	3,800	3,859
	Province of Nova Scotia	8.250%	7/30/22	12,785	13,235
	Republic of Chile	3.125%	1/21/26	16,180	16,753
[8]	Republic of Chile	0.100%	1/26/27	18,930	20,510
	Republic of Chile	2.750%	1/31/27	18,589	18,839
	Republic of Chile	3.240%	2/6/28	1,946	2,010
[8]	Republic of Chile	0.555%	1/21/29	12,144	13,227
	Republic of Chile	2.550%	7/27/33	15,935	14,917
	Republic of Colombia	2.625%	3/15/23	80,834	81,309
	Republic of Colombia	4.000%	2/26/24	43,905	44,991
	Republic of Colombia	4.500%	1/28/26	23,602	24,344
	Republic of Croatia	5.500%	4/4/23	64,069	66,904
	Republic of Croatia	6.000%	1/26/24	2,400	2,596
	Republic of Guatemala	5.750%	6/6/22	37,338	37,801
	Republic of Hungary	5.375%	2/21/23	103,645	108,237
	Republic of Hungary	5.750%	11/22/23	76,571	82,288
	Republic of Hungary	5.375%	3/25/24	43,000	46,292
[8]	Republic of Hungary	1.125%	4/28/26	30,800	35,514
[8]	Republic of Korea	0.000%	10/15/26	8,743	9,739
	Republic of Lithuania	6.625%	2/1/22	35,220	35,220
	Republic of Panama	4.000%	9/22/24	98,528	103,070
	Republic of Panama	3.750%	3/16/25	59,654	62,207
	Republic of Panama	7.125%	1/29/26	23,035	27,021
	Republic of Peru	7.350%	7/21/25	31,996	37,517
	Republic of Peru	2.392%	1/23/26	3,749	3,753
[8]	Republic of Philippines	0.000%	2/3/23	39,801	44,585
[8]	Republic of Philippines	0.250%	4/28/25	18,998	21,129
[8]	Republic of Serbia	3.125%	5/15/27	71,905	86,123
	Republic of Slovenia	5.500%	10/26/22	11,740	12,121
	Republic of Slovenia	5.850%	5/10/23	2,100	2,226
[5]	Republic of Slovenia	5.250%	2/18/24	8,600	9,279
	Republic of Uzbekistan	4.750%	2/20/24	8,540	8,826
	Romania	6.750%	2/7/22	2,672	2,674
	Romania	4.375%	8/22/23	12,480	13,009
	Romania	4.875%	1/22/24	7,934	8,376
[8]	Romania	2.750%	2/26/26	9,689	11,484
[8]	Romania	2.000%	12/8/26	24,328	28,147
[5]	Romania	3.000%	2/27/27	28,000	28,062
[8]	Romania	2.500%	2/8/30	6,632	7,233
[5,8]	Romania	2.000%	4/14/33	8,304	8,024
	Sharjah Sukuk Program Ltd.	3.854%	4/3/26	14,908	15,508
	Sharjah Sukuk Program Ltd.	2.942%	6/10/27	4,021	3,994

Short-Term Investment-Grade Fund
			Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	State of Qatar		3.375%	3/14/24	4,800	4,978
	State of Qatar		3.400%	4/16/25	15,243	15,947
[8]	United Mexican States		3.625%	4/9/29	844	1,074
Total Sovereign Bonds (Cost $1,914,548)						1,901,279
Taxable Municipal Bonds (0.0%)
[17]	New Jersey Economic Development Authority Appropriations Revenue		7.425%	2/15/29	13,409	16,531
	New York Transportation Development Corp. Miscellaneous Revenue		4.248%	9/1/35	4,165	4,490
Total Taxable Municipal Bonds (Cost $20,569)						21,021
					Shares
Common Stocks (0.1%)
Exchange-Traded Fund (0.1%)
[18]	Vanguard Short-Term Corporate Bond ETF (Cost $78,302)				967,764	77,702

Temporary Cash Investments (1.3%)
Money Market Fund (1.3%)
[19]	Vanguard Market Liquidity Fund (Cost $994,517)		0.120%		9,947,163	994,617
		Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Call Swaptions
	2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.603% Semiannually	NGFP	1/13/23	0.603%	624,374	403
	2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.608% Semiannually	CITNA	1/17/23	0.608%	623,325	405
	2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.603% Semiannually	BNPSW	2/3/23	0.603%	623,250	419
	2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.630% Semiannually	MSCS	2/3/23	0.630%	623,250	444
						1,671

Short-Term Investment-Grade Fund
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value• ($000)
Put Swaptions
5-Year CDX-NA-IG-S37-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	3/16/22	0.625%	527,895	1,352
Total Options Purchased (Cost $12,145)					3,023
Total Investments (99.4%) (Cost $77,299,331)					76,209,483
Other Assets and Liabilities—Net (0.6%)					490,927
Net Assets (100%)					76,700,410
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $34,634,000 have been segregated as initial margin for open futures contracts.
2	Securities with a value of $13,935,000 have been segregated as initial margin for open centrally cleared swap contracts.
3	Securities with a value of $4,325,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2022, the aggregate value was $9,097,601,000, representing 11.9% of net assets.
6	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Security value determined using significant unobservable inputs.
8	Face amount denominated in euro.
9	Face amount denominated in British pounds.
10	Face amount denominated in Australian dollars.
11	Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At January 31, 2022 the aggregate value of these securities was $54,568,000, representing 0.1% of net assets.
12	Guaranteed by the Republic of Azerbaijan.
13	Guaranteed by multiple countries.
14	Face amount denominated in Canadian dollars.
15	Non-income-producing security—security in default.
16	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2022.
17	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
18	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
19	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
3M—3-month.
6M—6-month.
BNPSW—BNP Paribas.
CITNA—Citibank NA.
GSI—Goldman Sachs International.
LIBOR—London Interbank Offered Rate.
MSCS—Morgan Stanley Capital Services LLC.
NGFP—Nomura Global Financial Products Inc.
REIT—Real Estate Investment Trust.
USD—U.S. dollar.

Short-Term Investment-Grade Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
Over-the-Counter Swaptions
Put Swaptions
5-Year CDX-NA-IG-S37-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	3/16/22	0.800%	527,895	(552)
Total Options Written (Premiums Received $597)					(552)
GSI—Goldman Sachs International.

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2022	7,352	1,592,857	(10,182)
5-Year U.S. Treasury Note	March 2022	34,726	4,139,448	(30,474)
				(40,656)
Short Futures Contracts
5-Year Government of Canada Bond	March 2022	(210)	(19,924)	102
10-Year U.S. Treasury Note	March 2022	(1,470)	(188,114)	1,311
AUD 3-Year Treasury Bond	March 2022	(847)	(68,019)	142
AUD 10-Year Treasury Bond	March 2022	(177)	(17,147)	241
Euro-Bobl	March 2022	(6,457)	(959,285)	14,234
Euro-Bund	March 2022	(215)	(40,847)	1,212
Euro-Buxl	March 2022	(12)	(2,741)	199
Euro-Schatz	March 2022	(1,854)	(233,022)	673
Long Gilt	March 2022	(1,111)	(182,231)	3,919
				22,033
				(18,623)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Citibank, N.A.	3/16/22	AUD	142,475	USD	103,269	—	(2,510)
Morgan Stanley Capital Services Inc.	3/16/22	AUD	67,699	USD	48,830	—	(953)
JPMorgan Chase Bank, N.A.	3/16/22	CAD	121	USD	97	—	(1)
Bank of America, N.A.	3/16/22	CAD	68	USD	54	—	(1)
Citibank, N.A.	3/16/22	CAD	40	USD	32	—	(1)
State Street Bank & Trust Co.	2/16/22	EUR	90,640	USD	103,960	—	(2,100)

Short-Term Investment-Grade Fund
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Morgan Stanley Capital Services Inc.	3/16/22	EUR	56,588	USD	63,499	140	—
Morgan Stanley Capital Services Inc.	2/16/22	EUR	24,547	USD	27,823	—	(237)
Bank of America, N.A.	3/16/22	EUR	23,384	USD	26,549	—	(251)
State Street Bank & Trust Co.	3/16/22	EUR	20,659	USD	23,460	—	(226)
BNP Paribas	2/16/22	EUR	10,312	USD	11,636	—	(47)
Toronto-Dominion Bank	3/16/22	EUR	3,432	USD	3,827	32	—
JPMorgan Chase Bank, N.A.	3/15/22	USD	756,652	AUD	1,055,966	9,878	—
Royal Bank of Canada	3/16/22	USD	2,655	AUD	3,772	—	(12)
State Street Bank & Trust Co.	3/16/22	USD	42,250	CAD	52,695	799	—
State Street Bank & Trust Co.	2/16/22	USD	1,004,648	EUR	884,874	10,233	—
State Street Bank & Trust Co.	3/16/22	USD	490,049	EUR	428,907	7,702	—
Bank of New York	3/16/22	USD	489,642	EUR	428,907	7,295	—
Citibank, N.A.	3/16/22	USD	2,275	EUR	1,992	34	—
Standard Chartered Bank	3/16/22	USD	495	EUR	439	2	—
State Street Bank & Trust Co.	3/16/22	USD	533,078	GBP	389,959	8,765	—
Barclays Bank plc	3/16/22	USD	3,378	GBP	2,488	32	—
JPMorgan Chase Bank, N.A.	3/16/22	USD	2,354	GBP	1,745	8	—
Morgan Stanley Capital Services Inc.	3/16/22	USD	146	JPY	16,803	—	—
						44,920	(6,339)
AUD—Australian dollar.
CAD—Canadian dollar.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)		Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
CDX-NA-IG-S37-V1	12/21/24	USD	134,810	1.000	2,551	(470)
CDX-NA-IG-S37-V1	12/22/26	USD	554,750	1.000	10,819	(578)
					13,370	(1,048)
Credit Protection Purchased
CDX-NA-HY-S37-V1	12/22/26	USD	38,860	(5.000)	(2,814)	864
					10,556	(184)
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.

Short-Term Investment-Grade Fund
Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Credit Protection Sold/Moody's Rating
Ally Financial Inc./Baa3	12/23/25	GSI	3,270	1.000	11	18	—	(7)
American Express Co./A3	12/23/25	GSI	3,270	1.000	93	84	9	—
American International Group Inc./Baa2	12/23/25	GSI	3,270	1.000	58	36	22	—
AT&T Inc./Baa2	12/21/23	BARC	223,670	1.000	2,500	2,529	—	(29)
Berkshire Hathaway Inc./Aa2	6/21/22	BARC	32,955	1.000	156	43	113	—
Berkshire Hathaway Inc./Aa2	12/21/22	BARC	16,580	1.000	150	50	100	—
Boeing Co./Baa2	6/21/24	GSI	24,365	1.000	159	282	—	(123)
Boeing Co./Baa2	12/23/25	GSI	3,270	1.000	7	(15)	22	—
Chubb INA Holdings Inc./A3	12/23/25	GSI	3,270	1.000	102	95	7	—
Comcast Corp./A3	12/23/25	GSI	3,270	1.000	73	75	—	(2)
CVS Health Corp./Baa2	12/23/25	GSI	3,270	1.000	83	60	23	—
Dominion Energy Inc./Baa2	12/23/25	GSI	3,270	1.000	82	74	8	—
Dow Chemical Co./Baa2	12/23/25	GSI	3,270	1.000	53	48	5	—
Enbridge Inc./Baa1	12/23/25	GSI	3,270	1.000	49	44	5	—
General Electric Co./Baa1	12/23/25	GSI	3,270	1.000	47	15	32	—
General Motors Co./Baa3	12/23/25	GSI	3,270	1.000	2	(3)	5	—
International Business Machines Corp./A3	12/23/25	GSI	3,270	1.000	80	78	2	—
Kroger Co./Baa1	12/23/25	GSI	3,270	1.000	71	60	11	—
Lincoln National Corp./Baa1	12/23/25	GSI	3,270	1.000	45	33	12	—
Lowe's Cos. Inc./Baa1	12/23/25	GSI	3,270	1.000	93	78	15	—
Marathon Petroleum Corp./Baa2	12/23/25	GSI	3,270	1.000	55	23	32	—
Marsh & McLennan Cos. Inc./Baa1	12/23/25	GSI	3,270	1.000	102	91	11	—

Short-Term Investment-Grade Fund
Over-the-Counter Credit Default Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Metlife Inc./A3	12/23/25	GSI	3,270	1.000	61	57	4	—
Mondelez International Inc./Baa1	12/23/25	GSI	3,270	1.000	79	70	9	—
People’s Republic of China/A1	6/21/22	BNPSW	26,335	1.000	124	17	107	—
People’s Republic of China/A1	6/21/24	GSI	20,715	1.000	402	227	175	—
Prudential Financial Inc./A3	12/23/25	GSI	3,270	1.000	61	57	4	—
Republic of Chile/A1	12/22/26	BANA	3,750	1.000	37	27	10	—
Republic of Chile/A1	12/22/26	BARC	10,200	1.000	101	67	34	—
Republic of Chile/A1	12/22/26	BARC	2,835	1.000	28	30	—	(2)
Republic of Chile/A1	12/22/26	GSI	34,030	1.000	335	184	151	—
Republic of Chile/A1	12/22/26	JPMC	10,735	1.000	106	58	48	—
Republic of Chile/A1	12/22/26	MSCS	19,445	1.000	191	137	54	—
Russian Federation/Baa3	12/22/26	BANA	17,480	1.000	(938)	103	—	(1,041)
Simon Property Group LP/A3	12/23/25	GSI	3,270	1.000	56	36	20	—
UnitedHealth Group Inc./A3	12/23/25	GSI	3,270	1.000	92	83	9	—
Verizon Communications Inc./Baa1	12/21/22	GSI	33,580	1.000	248	103	145	—
Verizon Communications Inc./Baa1	12/23/25	GSI	3,270	1.000	57	57	—	—
					5,111	5,111	1,204	(1,204)
Credit Protection Purchased
Bank of China Ltd.	6/21/22	BNPSW	26,335	(1.000)	(118)	—	—	(118)
Bank of China Ltd.	6/21/23	BNPSW	19,485	(1.000)	(237)	(87)	—	(150)
Boeing Co.	12/21/24	JPMC	9,690	(1.000)	(53)	473	—	(526)
Deutsche Bank AG	12/21/22	JPMC	20,120	(1.000)	(137)	(17)	—	(120)
McDonald’s Corp.	6/22/22	GSI	26,675	(1.000)	(125)	(65)	—	(60)

Short-Term Investment-Grade Fund
Over-the-Counter Credit Default Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Republic of Colombia	12/22/26	MSCS	2,011	(1.000)	100	42	58	—
State of Qatar	6/21/22	BANA	1,500	(1.000)	(7)	1	—	(8)
State of Qatar	6/21/22	CITNA	3,450	(1.000)	(16)	3	—	(19)
					(593)	350	58	(1,001)
					4,518	5,461	1,262	(2,205)
1	Periodic premium received/paid quarterly.
BANA—Bank of America, N.A.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
CITNA—Citibank NA.
GSI—Goldman Sachs International.
JPMC—JPMorgan Chase Bank, N.A.
MSCS—Morgan Stanley Capital Services LLC.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At January 31, 2022, the counterparties had deposited in segregated accounts securities with a value of $55,713,000 and cash of $14,600,000 in connection with open forward currency contracts and open over-the-counter swap contracts.
Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount ($000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
9/6/22	N/A	100	0.080[1]	(0.049)[2]	—	—
1	Based on 1-Day USD Overnight Fed Funds Effective Rate as of the most recent payment date. Interest payment received/paid quarterly.
2	Based on Secured Overnight Financing Rate (SOFR) as of the most recent payment date. Interest payment received/paid quarterly.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Statement of Assets and Liabilities
As of January 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $76,226,512)	75,137,164
Affiliated Issuers (Cost $1,072,819)	1,072,319
Total Investments in Securities	76,209,483
Investment in Vanguard	2,507
Cash	9,987
Foreign Currency, at Value (Cost $18,917)	18,755
Receivables for Investment Securities Sold	128,014
Receivables for Accrued Income	445,528
Receivables for Capital Shares Issued	108,335
Swap Premiums Paid	5,648
Variation Margin Receivable—Futures Contracts	5,979
Variation Margin Receivable—Centrally Cleared Swap Contracts	185
Unrealized Appreciation—Forward Currency Contracts	44,920
Unrealized Appreciation—Over-the-Counter Swap Contracts	1,262
Other Assets	3,229
Total Assets	76,983,832
Liabilities
Payables for Investment Securities Purchased	155,449
Payables for Capital Shares Redeemed	99,481
Payables for Distributions	15,649
Payables to Vanguard	3,560
Options Written, at Value (Premiums Received $597)	552
Swap Premiums Received	187
Unrealized Depreciation—Forward Currency Contracts	6,339
Unrealized Depreciation—Over-the-Counter Swap Contracts	2,205
Total Liabilities	283,422
Net Assets	76,700,410

Short-Term Investment-Grade Fund
Statement of Assets and Liabilities (continued)
At January 31, 2022, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	77,734,662
Total Distributable Earnings (Loss)	(1,034,252)
Net Assets	76,700,410

Investor Shares—Net Assets
Applicable to 790,366,837 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,399,547
Net Asset Value Per Share—Investor Shares	$10.63

Admiral Shares—Net Assets
Applicable to 5,100,031,446 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	54,200,098
Net Asset Value Per Share—Admiral Shares	$10.63

Institutional Shares—Net Assets
Applicable to 1,326,829,795 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	14,100,765
Net Asset Value Per Share—Institutional Shares	$10.63

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Statement of Operations

Year Ended January 31, 2022
($000)
Investment Income
Income
Dividends—Affiliated Issuers	1,249
Interest—Unaffiliated Issuers[1]	1,294,717
Interest—Affiliated Issuers	841
Total Income	1,296,807
Expenses
The Vanguard Group—Note B
Investment Advisory Services	6,938
Management and Administrative—Investor Shares	15,763
Management and Administrative—Admiral Shares	45,875
Management and Administrative—Institutional Shares	8,199
Marketing and Distribution—Investor Shares	779
Marketing and Distribution—Admiral Shares	2,762
Marketing and Distribution—Institutional Shares	597
Custodian Fees	403
Auditing Fees	40
Shareholders’ Reports—Investor Shares	146
Shareholders’ Reports—Admiral Shares	508
Shareholders’ Reports—Institutional Shares	18
Trustees’ Fees and Expenses	38
Total Expenses	82,066
Net Investment Income	1,214,741
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	428,812
Investment Securities Sold—Affiliated Issuers	222
Futures Contracts	34,291
Options Purchased	(5,480)
Options Written	5,423
Swap Contracts	42,870
Forward Currency Contracts	256,649
Foreign Currencies	(11,032)
Capital Gains Distributions Received – Affiliated Issuers	200
Realized Net Gain (Loss)	751,955

Short-Term Investment-Grade Fund
Statement of Operations (continued)
Year Ended January 31, 2022
($000)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(3,144,847)
Investment Securities—Affiliated Issuers	(2,974)
Futures Contracts	(33,893)
Options Purchased	(9,286)
Options Written	(250)
Swap Contracts	(16,435)
Forward Currency Contracts	(6,760)
Foreign Currencies	(1,018)
Change in Unrealized Appreciation (Depreciation)	(3,215,463)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,248,767)
1	Interest is net of foreign withholding taxes of $18,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,214,741	1,445,806
Realized Net Gain (Loss)	751,955	371,946
Change in Unrealized Appreciation (Depreciation)	(3,215,463)	793,785
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,248,767)	2,611,537
Distributions
Investor Shares	(168,845)	(175,858)
Admiral Shares	(1,102,577)	(1,039,658)
Institutional Shares	(297,838)	(255,366)
Total Distributions	(1,569,260)	(1,470,882)
Capital Share Transactions
Investor Shares	98,823	284,616
Admiral Shares	4,902,787	6,268,794
Institutional Shares	351,031	3,251,051
Net Increase (Decrease) from Capital Share Transactions	5,352,641	9,804,461
Total Increase (Decrease)	2,534,614	10,945,116
Net Assets
Beginning of Period	74,165,796	63,220,680
End of Period	76,700,410	74,165,796

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.02	$10.80	$10.50	$10.57	$10.65
Investment Operations
Net Investment Income[1]	.161	.233	.297	.283	.224
Net Realized and Unrealized Gain (Loss) on Investments	(.341)	.225	.304	(.069)	(.087)
Total from Investment Operations	(.180)	.458	.601	.214	.137
Distributions
Dividends from Net Investment Income	(.171)	(.238)	(.301)	(.284)	(.215)
Distributions from Realized Capital Gains	(.039)	—	—	—	(.002)
Total Distributions	(.210)	(.238)	(.301)	(.284)	(.217)
Net Asset Value, End of Period	$10.63	$11.02	$10.80	$10.50	$10.57
Total Return[2]	-1.66%	4.29%	5.79%	2.07%	1.29%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,400	$8,617	$8,179	$7,846	$9,333
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	1.47%	2.14%	2.78%	2.71%	2.11%
Portfolio Turnover Rate	65%[3]	89%[3]	76%[3]	71%[3]	86%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 3%, 13%, 1% and 1%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.02	$10.80	$10.50	$10.57	$10.65
Investment Operations
Net Investment Income[1]	.171	.244	.308	.294	.236
Net Realized and Unrealized Gain (Loss) on Investments	(.341)	.225	.304	(.070)	(.088)
Total from Investment Operations	(.170)	.469	.612	.224	.148
Distributions
Dividends from Net Investment Income	(.181)	(.249)	(.312)	(.294)	(.226)
Distributions from Realized Capital Gains	(.039)	—	—	—	(.002)
Total Distributions	(.220)	(.249)	(.312)	(.294)	(.228)
Net Asset Value, End of Period	$10.63	$11.02	$10.80	$10.50	$10.57
Total Return[2]	-1.56%	4.39%	5.90%	2.17%	1.39%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$54,200	$51,282	$44,211	$40,218	$42,156
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.57%	2.23%	2.88%	2.81%	2.21%
Portfolio Turnover Rate	65%[3]	89%[3]	76%[3]	71%[3]	86%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 3%, 13%, 1% and 1%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.02	$10.80	$10.50	$10.57	$10.65
Investment Operations
Net Investment Income[1]	.175	.246	.311	.297	.240
Net Realized and Unrealized Gain (Loss) on Investments	(.341)	.226	.304	(.070)	(.089)
Total from Investment Operations	(.166)	.472	.615	.227	.151
Distributions
Dividends from Net Investment Income	(.185)	(.252)	(.315)	(.297)	(.229)
Distributions from Realized Capital Gains	(.039)	—	—	—	(.002)
Total Distributions	(.224)	(.252)	(.315)	(.297)	(.231)
Net Asset Value, End of Period	$10.63	$11.02	$10.80	$10.50	$10.57
Total Return	-1.53%	4.42%	5.93%	2.20%	1.42%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,101	$14,267	$10,830	$10,100	$11,566
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	1.60%	2.25%	2.91%	2.84%	2.24%
Portfolio Turnover Rate	65%[2]	89%[2]	76%[2]	71%[2]	86%
1	Calculated based on average shares outstanding.
2	Includes 3%, 13%, 1% and 1%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund
Notes to Financial Statements
Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Certain of the fund’s investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposure. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated

Short-Term Investment-Grade Fund
clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2022, the fund’s average investments in long and short futures contracts represented 7% and 3% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.

Short-Term Investment-Grade Fund
During the year ended January 31, 2022, the fund’s average investment in forward currency contracts represented 4% of net assets, based on the average of the notional amounts at each quarter-end during the period.
5. Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund’s sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, and receive a different floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the swaption is out-of-the money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the swaption is in-the-money, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2022, the fund’s average value of investments in swaptions purchased and swaptions written each represented less than 1% of net assets, respectively, based on the average market values at each quarter-end during the period.
6. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market.

Short-Term Investment-Grade Fund
The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral

Short-Term Investment-Grade Fund
received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended January 31, 2022, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 3% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
7. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
8. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the

Short-Term Investment-Grade Fund
securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
9. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
10. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
11. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.

Short-Term Investment-Grade Fund
12. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2022, the fund had contributed to Vanguard capital in the amount of $2,507,000, representing less than 0.01% of the fund’s net assets and 1.00% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Short-Term Investment-Grade Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	8,791,935	—	8,791,935
Asset-Backed/Commercial Mortgage-Backed Securities	—	5,949,715	16,299	5,966,014
Corporate Bonds	—	58,453,889	3	58,453,892
Sovereign Bonds	—	1,901,279	—	1,901,279
Taxable Municipal Bonds	—	21,021	—	21,021
Common Stocks	77,702	—	—	77,702
Temporary Cash Investments	994,617	—	—	994,617
Options Purchased	—	3,023	—	3,023
Total	1,072,319	75,120,862	16,302	76,209,483
Derivative Financial Instruments
Assets
Futures Contracts[1]	22,033	—	—	22,033
Forward Currency Contracts	—	44,920	—	44,920
Swap Contracts	864[1]	1,262	—	2,126
Total	22,897	46,182	—	69,079
Liabilities
Options Written	—	552	—	552
Futures Contracts[1]	40,656	—	—	40,656
Forward Currency Contracts	—	6,339	—	6,339
Swap Contracts	1,048[1]	2,205	—	3,253
Total	41,704	9,096	—	50,800
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	At January 31, 2022, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Investments in Secuties, at Value—Unaffiliated Issuers (Options Purchased)	1,671	—	1,352	3,023
Swap Premiums Paid	—	—	5,648	5,648
Unrealized Appreciation—Futures Contracts[1]	22,033	—	—	22,033

Short-Term Investment-Grade Fund
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	—	—	864	864
Unrealized Appreciation—Forward Currency Contracts	—	44,920	—	44,920
Unrealized Appreciation— Over-the-Counter Swap Contracts	—	—	1,262	1,262
Total Assets	23,704	44,920	9,126	77,750

Options Written, at Value	—	—	552	552
Swap Premiums Received	—	—	187	187
Unrealized Depreciation—Futures Contracts[1]	40,656	—	—	40,656
Unrealized Depreciation—Centrally Cleared Swap Contracts[1]	—	—	1,048	1,048
Unrealized Depreciation—Forward Currency Contracts	—	6,339	—	6,339
Unrealized Depreciation— Over-the-Counter Swap Contracts	—	—	2,205	2,205
Total Liabilities	40,656	6,339	3,992	50,987
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2022, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	34,291	—	—	34,291
Options Purchased	(55)	—	(5,425)	(5,480)
Options Written	—	—	5,423	5,423
Swap Contracts	5,484	—	37,386	42,870
Forward Currency Contracts	—	256,649	—	256,649
Realized Net Gain (Loss) on Derivatives	39,720	256,649	37,384	333,753
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(33,893)	—	—	(33,893)
Options Purchased	(9,591)	—	305	(9,286)
Options Written	—	—	(250)	(250)
Swap Contracts	(1,204)	—	(15,231)	(16,435)
Forward Currency Contracts	—	(6,760)	—	(6,760)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(44,688)	(6,760)	(15,176)	(66,624)

Short-Term Investment-Grade Fund
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, distributions in connection with fund share redemptions, and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	45,135
Total Distributable Earnings (Loss)	(45,135)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; the deferral of qualified late-year losses; the recognition of gain or loss from foreign currency hedges; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	31,952
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(55,653)
Net Unrealized Gains (Losses)	(994,902)
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	1,285,421	1,470,882
Long-Term Capital Gains	283,839	—
Total	1,569,260	1,470,882
*	Includes short-term capital gains, if any.

Short-Term Investment-Grade Fund
As of January 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	77,207,122
Gross Unrealized Appreciation	492,892
Gross Unrealized Depreciation	(1,487,873)
Net Unrealized Appreciation (Depreciation)	(994,981)
F.	During the year ended January 31, 2022, the fund purchased $35,370,100,000 of investment securities and sold $28,642,041,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $17,388,234,000 and $20,851,906,000, respectively.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2022, such purchases were $8,952,424,000 and sales were $3,051,003,000, resulting in net realized gain of $51,968,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	1,986,938	181,610	3,104,089	285,855
Issued in Lieu of Cash Distributions	158,729	14,596	164,257	15,072
Redeemed	(2,046,844)	(187,822)	(2,983,730)	(276,021)
Net Increase (Decrease)—Investor Shares	98,823	8,384	284,616	24,906
Admiral Shares
Issued	18,548,849	1,698,725	20,001,081	1,832,509
Issued in Lieu of Cash Distributions	883,405	81,245	828,429	76,003
Redeemed	(14,529,467)	(1,334,000)	(14,560,716)	(1,346,688)
Net Increase (Decrease)—Admiral Shares	4,902,787	445,970	6,268,794	561,824
Institutional Shares
Issued	4,071,971	372,794	6,743,962	616,179
Issued in Lieu of Cash Distributions	277,476	25,509	234,890	21,546
Redeemed	(3,998,416)	(366,280)	(3,727,801)	(345,374)
Net Increase (Decrease)—Institutional Shares	351,031	32,023	3,251,051	292,351

Short-Term Investment-Grade Fund
H.	Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:
		Current Period Transactions
	Jan. 31, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jan. 31, 2022 Market Value ($000)
Vanguard Market Liquidity Fund	2,215,174	NA1	NA1	222	(245)	841	24	994,617
Vanguard Short- Term Corporate Bond ETF	80,431	—	—	—	(2,729)	1,249	176	77,702
Total	2,295,605			222	(2,974)	2,090	200	1,072,319
1	Not applicable—purchases and sales are for temporary cash investment purposes.
I.	Market disruptions associated with current geopolitical events have had a global impact, and uncertainty exists as to their implications. Such disruptions can adversely affect assets and thus performance of the fund; at this time, an aggregate effect on assets and performance cannot be reasonably estimated. Management is continuing to monitor these developments and evaluate impacts they may have on the fund.
Management has determined that no other events or transactions occurred subsequent to January 31, 2022, that would require recognition or disclosure in these financial statements.

Intermediate-Term Investment-Grade Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2012, Through January 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Intermediate-Term Investment-Grade Fund Investor Shares	-3.27%	3.84%	3.60%	$14,238
Bloomberg U.S. 5-10 Year Credit Bond Index	-3.47	4.35	4.15	15,018
Bloomberg U.S. Aggregate Bond Index	-2.97	3.08	2.59	12,907

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Intermediate-Term Investment-Grade Fund Admiral Shares	-3.17%	3.94%	3.70%	$71,903
Bloomberg U.S. 5-10 Year Credit Bond Index	-3.47	4.35	4.15	75,088
Bloomberg U.S. Aggregate Bond Index	-2.97	3.08	2.59	64,537
See Financial Highlights for dividend and capital gains information.

Intermediate-Term Investment-Grade Fund
Fund Allocation
As of January 31, 2022
Asset-Backed/Commercial Mortgage-Backed Securities	3.0%
Corporate Bonds - Communications	7.4
Corporate Bonds - Consumer Discretionary	5.6
Corporate Bonds - Consumer Staples	5.8
Corporate Bonds - Energy	7.4
Corporate Bonds - Financials	24.0
Corporate Bonds - Health Care	8.1
Corporate Bonds - Industrials	6.0
Corporate Bonds - Materials	2.0
Corporate Bonds - Real Estate	5.8
Corporate Bonds - Technology	6.2
Corporate Bonds - Utilities	5.1
Sovereign Bonds	3.2
Taxable Municipal Bonds	0.1
U.S. Government and Agency Obligations	10.3
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Intermediate-Term Investment-Grade Fund
Financial Statements
Schedule of Investments
As of January 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (10.1%)
U.S. Government Securities (10.1%)
	United States Treasury Note/Bond	1.250%	11/30/26	513,000	504,584
	United States Treasury Note/Bond	1.250%	12/31/26	425,000	417,828
	United States Treasury Note/Bond	1.000%	7/31/28	150,000	143,180
	United States Treasury Note/Bond	1.125%	8/31/28	289,000	277,846
[1]	United States Treasury Note/Bond	1.250%	9/30/28	600,000	581,062
	United States Treasury Note/Bond	1.375%	10/31/28	175,000	170,844
	United States Treasury Note/Bond	1.500%	11/30/28	175,000	172,184
	United States Treasury Note/Bond	1.125%	2/15/31	500,000	473,359
	United States Treasury Note/Bond	1.625%	5/15/31	321,900	317,926
[1,2]	United States Treasury Note/Bond	1.250%	8/15/31	588,000	560,897
Total U.S. Government and Agency Obligations (Cost $3,693,879)					3,619,710
Asset-Backed/Commercial Mortgage-Backed Securities (3.0%)
[3]	Ally Auto Receivables Trust Class A4 Series 2019-1	3.020%	4/15/24	3,030	3,073
[3,4]	American Homes 4 Rent Trust Class A Series 2014-SFR2	3.786%	10/17/36	3,663	3,782
[3,4]	American Homes 4 Rent Trust Class A Series 2015-SFR2	3.732%	10/17/52	2,667	2,773
[3,4]	American Homes 4 Rent Trust Class B Series 2014-SFR2	4.290%	10/17/36	1,060	1,095
[3,4]	American Homes 4 Rent Trust Class B Series 2015-SFR2	4.295%	10/17/52	1,070	1,116
[3]	AmeriCredit Automobile Receivables Trust Class D Series 2018-2	4.010%	7/18/24	9,460	9,715
[3]	AmeriCredit Automobile Receivables Trust Class D Series 2019-1	3.620%	3/18/25	7,240	7,437
[3,4,5]	Aventura Mall Trust Class A Series 2018-AVM	4.112%	7/5/40	13,621	14,826
[3,4]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2018-2A	4.000%	3/20/25	2,150	2,245
[3,4]	BAMLL Commercial Mortgage Securities Trust Class ANM Series 2019-BPR	3.112%	11/5/32	22,800	22,928
[3]	Banc of America Commercial Mortgage Trust Class A4 Series 2017-BNK3	3.574%	2/15/50	1,540	1,623
[3,5]	Banc of America Commercial Mortgage Trust Class C Series 2015-UBS7	4.358%	9/15/48	360	349
[3]	BANK Class A3 Series 2019-BN20	3.011%	9/15/62	7,060	7,286
[3]	BANK Class A3 Series 2019-BN23	2.920%	12/15/52	7,350	7,536
[3]	BANK Class A4 Series 2017-BNK4	3.625%	5/15/50	1,661	1,758
[3]	BANK Class A4 Series 2017-BNK7	3.175%	9/15/60	6,629	6,900
[3]	BANK Class A4 Series 2017-BNK8	3.488%	11/15/50	5,270	5,563
[3,5]	BANK Class A4 Series 2018-BN12	4.255%	5/15/61	3,960	4,355
[3,5]	BANK Class A4 Series 2018-BN14	4.231%	9/15/60	4,985	5,482

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	BANK Class A4 Series 2019-BN17	3.714%	4/15/52	11,404	12,262
[3]	BANK Class A4 Series 2019-BN18	3.584%	5/15/62	12,720	13,583
[3]	BANK Class A5 Series 2017-BNK7	3.435%	9/15/60	3,990	4,197
[3]	BANK Class AS Series 2017-BNK6	3.741%	7/15/60	1,310	1,384
[3]	BANK Class ASB Series 2018-BN14	4.185%	9/15/60	2,205	2,387
[3]	BANK Class ASB Series 2019-BN17	3.623%	4/15/52	1,437	1,534
[3]	BANK Class ASB Series 2019-BN23	2.846%	12/15/52	9,970	10,216
[3]	BBCMS Mortgage Trust Class A4 Series 2020-C6	2.639%	2/15/53	7,285	7,330
[3]	BBCMS Trust Class A5 Series 2021-C10	2.492%	7/15/54	4,250	4,214
[3]	Benchmark Mortgage Trust Class A4 Series 2018-B6	4.261%	10/10/51	6,770	7,491
[3,5]	Benchmark Mortgage Trust Class A5 Series 2018-B1	3.666%	1/15/51	4,630	4,928
[3,5]	Benchmark Mortgage Trust Class A5 Series 2018-B2	3.882%	2/15/51	2,520	2,716
[3]	Benchmark Mortgage Trust Class A5 Series 2019-B15	2.928%	12/15/72	11,750	12,071
[3]	Benchmark Mortgage Trust Class A5 Series 2020-B16	2.732%	2/15/53	13,660	13,845
[3]	Benchmark Mortgage Trust Class AAB Series 2019-B15	2.859%	12/15/72	6,735	6,973
[3,5]	Benchmark Mortgage Trust Class AM Series 2018-B1	3.878%	1/15/51	2,350	2,498
[3]	Benchmark Mortgage Trust Class ASB Series 2019-B10	3.615%	3/15/62	1,532	1,634
[3,4]	Canadian Pacer Auto Receivables Trust Class A4 Series 2018-2A	3.440%	8/21/23	1,019	1,038
[3,4]	Canadian Pacer Auto Receivables Trust Class A4 Series 2019-1A	2.960%	6/19/24	2,090	2,122
[3]	Cantor Commercial Real Estate Lending Class A4 Series 2019-CF3	3.006%	1/15/53	11,550	11,896
[3]	CarMax Auto Owner Trust Class A4 Series 2019-3	2.300%	4/15/25	4,760	4,832
[3]	CarMax Auto Owner Trust Class A4 Series 2019-4	2.130%	7/15/25	4,510	4,570
[3]	CarMax Auto Owner Trust Class B Series 2018-4	3.670%	5/15/24	2,960	3,023
[3]	CarMax Auto Owner Trust Class C Series 2018-1	2.950%	11/15/23	1,560	1,564
[3]	CarMax Auto Owner Trust Class C Series 2018-4	3.850%	7/15/24	2,010	2,050
[3]	CarMax Auto Owner Trust Class C Series 2019-4	2.600%	9/15/25	2,690	2,734
[3]	CarMax Auto Owner Trust Class C Series 2021-3	1.250%	5/17/27	1,360	1,326
[3]	CarMax Auto Owner Trust Class C Series 2021-4	1.380%	7/15/27	1,560	1,526
[3]	CarMax Auto Owner Trust Class D Series 2018-4	4.150%	4/15/25	1,360	1,392
[3]	CD Mortgage Trust Class A4 Series 2016-CD1	2.724%	8/10/49	18,170	18,513
[3]	CD Mortgage Trust Class A4 Series 2017-CD3	3.631%	2/10/50	5,765	6,096
[3,5]	CD Mortgage Trust Class A4 Series 2017-CD4	3.514%	5/10/50	2,470	2,603
[3]	CD Mortgage Trust Class A5 Series 2017-CD6	3.456%	11/13/50	2,341	2,465
[3,5]	CD Mortgage Trust Class C Series 2016-CD1	3.631%	8/10/49	5,510	5,363
[3]	CFCRE Commercial Mortgage Trust Class A4 Series 2016-C4	3.283%	5/10/58	926	955
[3]	Citigroup Commercial Mortgage Trust Class A3 Series 2014-GC19	3.753%	3/10/47	452	467
[3]	Citigroup Commercial Mortgage Trust Class A3 Series 2014-GC23	3.356%	7/10/47	2,876	2,931
[3]	Citigroup Commercial Mortgage Trust Class A3 Series 2014-GC25	3.372%	10/10/47	4,230	4,355
[3]	Citigroup Commercial Mortgage Trust Class A3 Series 2016-GC37	3.050%	4/10/49	9,333	9,415
[3]	Citigroup Commercial Mortgage Trust Class A3 Series 2017-P8	3.203%	9/15/50	1,530	1,590
[3]	Citigroup Commercial Mortgage Trust Class A3 Series 2019-C7	2.860%	12/15/72	10,900	11,192
[3]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC19	4.023%	3/10/47	3,253	3,384
[3]	Citigroup Commercial Mortgage Trust Class A4 Series 2017-C4	3.471%	10/12/50	6,425	6,773
[3]	Citigroup Commercial Mortgage Trust Class A4 Series 2017-P8	3.465%	9/15/50	3,770	3,973

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,5]	Citigroup Commercial Mortgage Trust Class A4 Series 2018-C5	4.228%	6/10/51	400	440
[3]	Citigroup Commercial Mortgage Trust Class AS Series 2014-GC23	3.863%	7/10/47	2,020	2,100
[3,5]	Citigroup Commercial Mortgage Trust Class B Series 2014-GC23	4.175%	7/10/47	800	834
[3]	Citigroup Commercial Mortgage Trust Class B Series 2017-P8	4.192%	9/15/50	3,150	3,339
[3,5]	Citigroup Commercial Mortgage Trust Class C Series 2014-GC23	4.429%	7/10/47	1,250	1,288
[3,5]	Citigroup Commercial Mortgage Trust Class C Series 2015-GC33	4.574%	9/10/58	900	882
[3,5]	Citigroup Commercial Mortgage Trust Class C Series 2017-P8	4.266%	9/15/50	2,220	2,328
[3]	COMM Mortgage Trust Class A3 Series 2013-CR11	3.983%	8/10/50	4,875	5,016
[3]	COMM Mortgage Trust Class A3 Series 2014-CR14	3.955%	2/10/47	500	517
[3]	COMM Mortgage Trust Class A4 Series 2012-CR5	2.771%	12/10/45	2,919	2,951
[3]	COMM Mortgage Trust Class A4 Series 2013-CR11	4.258%	8/10/50	2,257	2,338
[3]	COMM Mortgage Trust Class A4 Series 2013-CR12	4.046%	10/10/46	2,727	2,817
[3]	COMM Mortgage Trust Class A4 Series 2013-CR8	3.334%	6/10/46	97	98
[3]	COMM Mortgage Trust Class A4 Series 2013-LC6	2.941%	1/10/46	2,925	2,944
[3,5]	COMM Mortgage Trust Class A4 Series 2014-CR14	4.236%	2/10/47	4,932	5,153
[3]	COMM Mortgage Trust Class A4 Series 2014-CR17	3.700%	5/10/47	927	960
[3]	COMM Mortgage Trust Class A4 Series 2014-CR18	3.550%	7/15/47	5,359	5,492
[3,5]	COMM Mortgage Trust Class A5 Series 2013-CR8	3.612%	6/10/46	1,760	1,795
[3]	COMM Mortgage Trust Class A5 Series 2013-LC13	4.205%	8/10/46	569	588
[3]	COMM Mortgage Trust Class A5 Series 2014-CR17	3.977%	5/10/47	3,498	3,641
[3]	COMM Mortgage Trust Class AM Series 2012-CR2	3.791%	8/15/45	3,900	3,923
[3]	COMM Mortgage Trust Class AM Series 2012-CR4	3.251%	10/15/45	420	421
[3,5]	COMM Mortgage Trust Class AM Series 2014-CR15	4.426%	2/10/47	1,300	1,360
[3]	COMM Mortgage Trust Class AM Series 2014-CR17	4.174%	5/10/47	1,290	1,344
[3]	COMM Mortgage Trust Class ASB Series 2019-GC44	2.873%	8/15/57	180	186
[3,4]	COMM Mortgage Trust Class B Series 2013-CR6	3.397%	3/10/46	1,400	1,416
[3,4,5]	COMM Mortgage Trust Class C Series 2013-CR9	4.279%	7/10/45	2,780	2,632
[3,5]	COMM Mortgage Trust Class C Series 2015-CR27	4.450%	10/10/48	1,760	1,837
[3]	CSAIL Commercial Mortgage Trust Class A3 Series 2020-C19	2.561%	3/15/53	15,250	15,170
[3]	CSAIL Commercial Mortgage Trust Class A5 Series 2016-C7	3.502%	11/15/49	1,558	1,636
[3,5]	CSAIL Commercial Mortgage Trust Class C Series 2015-C3	4.369%	8/15/48	2,160	1,952
[3]	DBGS Mortgage Trust Class A4 Series 2018-C1	4.466%	10/15/51	5,600	6,244
[3]	DBJPM Mortgage Trust Class A5 Series 2017-C6	3.328%	6/10/50	5,540	5,756
[3]	Discover Card Execution Note Trust Class A2 Series 2021-A2	1.030%	9/15/28	2,980	2,887
[3,4]	DLL LLC Class A4 Series 2019-MT3	2.150%	9/21/26	3,790	3,814
[3]	Drive Auto Receivables Trust Class D Series 2018-3	4.300%	9/16/24	3,285	3,314
[3]	Drive Auto Receivables Trust Class D Series 2018-5	4.300%	4/15/26	13,430	13,707
[3]	Drive Auto Receivables Trust Class D Series 2019-2	3.690%	8/17/26	5,630	5,754
[3,4,5]	Edsouth Indenture No. 9 LLC Class A Series 2015-1, 1M USD LIBOR + 0.800%	0.903%	10/25/56	3,192	3,191
[3,4]	EDvestinU Private Education Loan Issue No. 1 LLC Class A Series 2019-A	3.580%	11/25/38	2,053	2,090
[3,4]	Fair Square Issuance Trust Class A Series 2020-AA	2.900%	9/20/24	6,790	6,784
[3,4]	FirstKey Homes Trust Class A Series 2020-SFR2	1.266%	10/19/37	5,285	5,093
[3,4]	Ford Credit Auto Owner Trust Class A Series 2018-1	3.190%	7/15/31	14,770	15,382
[3,4]	Ford Credit Auto Owner Trust Class A Series 2020-1	2.040%	8/15/31	8,520	8,590

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4]	Ford Credit Auto Owner Trust Class B Series 2018-1	3.340%	7/15/31	4,390	4,532
[3,4]	Ford Credit Auto Owner Trust Class B Series 2020-1	2.290%	8/15/31	2,530	2,557
[3,4]	Ford Credit Auto Owner Trust Class B Series 2020-2	1.490%	4/15/33	2,690	2,611
[3,4]	Ford Credit Auto Owner Trust Class C Series 2018-2	3.760%	1/15/30	2,700	2,776
[3]	Ford Credit Auto Owner Trust Class C Series 2019-A	3.250%	9/15/25	4,520	4,616
[3,4]	Ford Credit Auto Owner Trust Class C Series 2020-1	2.540%	8/15/31	3,000	3,041
[3]	Ford Credit Floorplan Master Owner Trust Class A Series 2020-2	1.060%	9/15/27	560	544
[3]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2019-4	1.760%	1/16/25	3,240	3,257
[3]	GM Financial Consumer Automobile Receivables Trust Class B Series 2021-4	1.250%	10/18/27	760	746
[3]	GM Financial Consumer Automobile Receivables Trust Class C Series 2020-4	1.050%	5/18/26	1,200	1,185
[3]	GM Financial Consumer Automobile Receivables Trust Class C Series 2021-1	1.040%	5/17/27	530	522
[3,4]	GM Financial Revolving Receivables Trust Class A Series 2021-1	1.170%	6/12/34	9,020	8,746
[3,4]	GM Financial Revolving Receivables Trust Class B Series 2021-1	1.490%	6/12/34	500	484
[3,4]	GM Financial Revolving Receivables Trust Class C Series 2021-1	1.670%	6/12/34	900	871
[3,4]	Golden Credit Card Trust Class A Series 2021-1A	1.140%	8/15/28	6,680	6,440
[3,5]	GS Mortgage Securities Corp. II Class A5 Series 2018-GS10	4.155%	7/10/51	1,065	1,170
[3]	GS Mortgage Securities Trust Class A3 Series 2017-GS6	3.433%	5/10/50	5,920	6,227
[3]	GS Mortgage Securities Trust Class A4 Series 2014-GC26	3.364%	11/10/47	6,383	6,534
[3]	GS Mortgage Securities Trust Class A4 Series 2016-GS3	2.850%	10/10/49	2,220	2,273
[3]	GS Mortgage Securities Trust Class A4 Series 2019-GC38	3.968%	2/10/52	3,080	3,368
[3]	GS Mortgage Securities Trust Class A4 Series 2019-GC40	3.160%	7/10/52	6,528	6,810
[3]	GS Mortgage Securities Trust Class A4 Series 2019-GC42	3.001%	9/1/52	7,000	7,231
[3,5]	GS Mortgage Securities Trust Class A5 Series 2013-GC13	4.031%	7/10/46	185	191
[3]	GS Mortgage Securities Trust Class A5 Series 2020-GC45	2.911%	2/13/53	18,170	18,649
[3]	GS Mortgage Securities Trust Class AAB Series 2020-GC45	2.843%	2/13/53	7,336	7,577
[3]	GS Mortgage Securities Trust Class AS Series 2014-GC20	4.258%	4/10/47	570	590
[3,5]	GS Mortgage Securities Trust Class AS Series 2014-GC24	4.162%	9/10/47	6,520	6,802
[3,5]	GS Mortgage Securities Trust Class B Series 2013-GC12	3.777%	6/10/46	1,550	1,576
[3,5]	GS Mortgage Securities Trust Class B Series 2014-GC24	4.522%	9/10/47	2,610	2,654
[3,4,5]	GS Mortgage Securities Trust Class C Series 2013-GC13	4.064%	7/10/46	1,210	1,125
[3,5]	GS Mortgage Securities Trust Class C Series 2014-GC24	4.543%	9/10/47	4,615	4,314
[3,5]	GS Mortgage Securities Trust Class C Series 2015-GC34	4.648%	10/10/48	2,610	2,653
[3]	Harley-Davidson Motorcycle Trust Class A4 Series 2019-A	2.390%	11/15/26	4,110	4,146
[3,4]	Hertz Vehicle Financing III LLC Class A Series 2022-1A	1.990%	6/25/26	1,120	1,115
[3,4]	Hertz Vehicle Financing III LLC Class A Series 2022-1A	2.630%	6/25/26	1,120	1,115
[3,4]	Hertz Vehicle Financing LLC Class A Series 2021-2A	1.680%	12/27/27	3,190	3,099
[3,4]	HPEFS Equipment Trust Class B Series 2020-1A	1.890%	2/20/30	2,300	2,311
[3,4]	HPEFS Equipment Trust Class C Series 2019-1A	2.490%	9/20/29	2,600	2,612
[3,4]	HPEFS Equipment Trust Class D Series 2019-1A	2.720%	9/20/29	1,200	1,208
[3,4]	Hudsons Bay Simon JV Trust Class A7 Series 2015-HB7	3.914%	8/5/34	4,750	4,305
[3]	Hyundai Auto Receivables Trust Class B Series 2019-A	2.940%	5/15/25	2,490	2,536
[3]	Hyundai Auto Receivables Trust Class B Series 2019-B	2.210%	4/15/25	530	532
[3]	Hyundai Auto Receivables Trust Class B Series 2021-B	0.910%	2/16/27	1,270	1,222
[3]	Hyundai Auto Receivables Trust Class C Series 2021-B	1.120%	2/15/28	1,350	1,304
[3,4,5]	Invitation Homes Trust Class A Series 2018-SFR1, 1M USD LIBOR + 0.700%	0.809%	3/17/37	7,984	7,979

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4,5]	Invitation Homes Trust Class B Series 2018-SFR1, 1M USD LIBOR + 0.950%	1.059%	3/17/37	2,250	2,245
[3]	JP Morgan Chase Commercial Mortgage Securities Trust Class A3 Series 2012-C6	3.507%	5/15/45	1,018	1,019
[3]	JP Morgan Chase Commercial Mortgage Securities Trust Class A3 Series 2013-C16	3.881%	12/15/46	422	430
[3,5]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2013-C13	3.994%	1/15/46	286	294
[3]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2013-C16	4.166%	12/15/46	3,223	3,343
[3,5]	JP Morgan Chase Commercial Mortgage Securities Trust Class B Series 2013-C16	4.942%	12/15/46	2,135	2,234
[3,4,5]	JP Morgan Chase Commercial Mortgage Securities Trust Class C Series 2010-C2	5.694%	11/15/43	1,233	1,230
[3,5]	JP Morgan Chase Commercial Mortgage Securities Trust Class C Series 2013-C13	4.077%	1/15/46	2,550	2,605
[3,5]	JP Morgan Chase Commercial Mortgage Securities Trust Class C Series 2013-C16	5.007%	12/15/46	960	994
[3,4,5]	JP Morgan Chase Commercial Mortgage Securities Trust Class D Series 2010-C2	5.694%	11/15/43	2,730	2,663
[3]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2013-C17	4.199%	1/15/47	760	788
[3]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C19	3.997%	4/15/47	3,680	3,801
[3]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2013-C12	3.664%	7/15/45	915	933
[3,5]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2013-C12	4.038%	7/15/45	5,000	5,126
[3,5]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C18	4.439%	2/15/47	600	624
[3,5]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2015-C30	4.226%	7/15/48	2,245	2,381
[3,5]	JPMBB Commercial Mortgage Securities Trust Class B Series 2014-C18	4.796%	2/15/47	2,500	2,578
[3,5]	JPMBB Commercial Mortgage Securities Trust Class C Series 2014-C18	4.796%	2/15/47	2,500	2,384
[3]	JPMCC Commercial Mortgage Securities Trust Class A4 Series 2017-JP6	3.224%	7/15/50	4,890	5,064
[3]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP5	3.723%	3/15/50	6,680	7,048
[3]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP6	3.490%	7/15/50	3,740	3,911
[3]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP7	3.454%	9/15/50	4,680	4,892
[3]	JPMDB Commercial Mortgage Securities Trust Class A3 Series 2016-C4	3.141%	12/15/49	2,840	2,919
[3]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2018-C8	4.211%	6/15/51	150	163
[3]	JPMDB Commercial Mortgage Securities Trust Class A5 Series 2017-C7	3.409%	10/15/50	1,860	1,952
[3,4,5]	Lanark Master Issuer plc Class 1A Series 2020-1A	2.277%	12/22/69	3,100	3,125
[3,4]	Laurel Road Prime Student Loan Trust Class A2B Series 2017-C	2.810%	11/25/42	1,917	1,931
[3,4]	Laurel Road Prime Student Loan Trust Class A2FX Series 2018-B	3.540%	5/26/43	2,392	2,437
[3,4]	Laurel Road Prime Student Loan Trust Class A2FX Series 2019-A	2.730%	10/25/48	3,570	3,588
[3,4,6]	Master Credit Card Trust II Class A2 Series 2022-1	1.660%	7/21/26	5,070	5,070

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4]	MMAF Equipment Finance LLC Class A5 Series 2018-A	3.610%	3/10/42	1,580	1,637
[3,4]	MMAF Equipment Finance LLC Class A5 Series 2019-A	3.080%	11/12/41	2,630	2,711
[3,5]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C10	4.075%	7/15/46	1,244	1,277
[3,5]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C12	4.259%	10/15/46	1,940	2,012
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C13	4.039%	11/15/46	400	413
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C7	2.918%	2/15/46	2,470	2,489
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C9	3.102%	5/15/46	1,880	1,904
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2016-C29	3.325%	5/15/49	15,409	15,903
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2016-C32	3.720%	12/15/49	16,374	17,507
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2017-C34	3.536%	11/15/52	6,550	6,919
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2014-C14	4.064%	2/15/47	2,300	2,381
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2013-C7	3.214%	2/15/46	2,000	2,024
[3,5]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2014-C14	4.384%	2/15/47	1,600	1,668
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2014-C16	4.094%	6/15/47	935	972
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2014-C17	4.011%	8/15/47	1,380	1,435
[3,5]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C16	4.332%	6/15/47	7,090	7,172
[3,5]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2013-C10	4.075%	7/15/46	1,830	1,627
[3,5]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2014-C15	4.898%	4/15/47	1,140	1,185
[3,5]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2014-C16	4.765%	6/15/47	2,400	2,346
[3,5]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2016-C29	4.733%	5/15/49	2,440	2,462
[3]	Morgan Stanley Capital I Class A4 Series 2017-HR2	3.587%	12/15/50	3,506	3,717
[3]	Morgan Stanley Capital I Class ASB Series 2017-HR2	3.509%	12/15/50	2,800	2,933
[3,4]	Morgan Stanley Capital I Trust Class A Series 2014-150E	3.912%	9/9/32	3,670	3,811
[3,4]	Morgan Stanley Capital I Trust Class A Series 2015-420	3.727%	10/12/50	2,272	2,325
[3]	Morgan Stanley Capital I Trust Class A3 Series 2016-BNK2	2.791%	11/15/49	8,300	8,464
[3]	Morgan Stanley Capital I Trust Class A4 Series 2016-BNK2	3.049%	11/15/49	5,260	5,418
[3]	Morgan Stanley Capital I Trust Class A4 Series 2016-UB11	2.782%	8/15/49	2,778	2,850
[3]	Morgan Stanley Capital I Trust Class A4 Series 2021-L6	2.444%	6/15/54	1,900	1,879
[3]	Morgan Stanley Capital I Trust Class AS Series 2012-C4	3.773%	3/15/45	538	538
[3,5]	Morgan Stanley Capital I Trust Class C Series 2015-UBS8	4.582%	12/15/48	1,610	1,533
[3,4]	MSBAM Commercial Mortgage Securities Trust Class A2 Series 2012-CKSV	3.277%	10/15/30	3,690	3,667
[3,4]	Navient Private Education Loan Trust Class A2A Series 2017-A	2.880%	12/16/58	3,093	3,134
[3,4]	Navient Private Education Loan Trust Class A2A Series 2018-BA	3.610%	12/15/59	3,245	3,328
[3,4]	Navient Private Education Refi Loan Trust Class A2A Series 2018-DA	4.000%	12/15/59	13,266	13,651
[3,4]	Navient Student Loan Trust Class A2A Series 2019-BA	3.390%	12/15/59	5,079	5,194

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Nissan Auto Receivables Owner Trust Class A4 Series 2019-A	3.000%	9/15/25	3,520	3,585
[3,4]	Palisades Center Trust Class A Series 2016-PLSD	2.713%	4/13/33	8,980	8,400
[3,4,5]	Pepper Residential Securities Trust Class A1U Series 21A, 1M USD LIBOR + 0.880%	0.988%	1/16/60	1,949	1,953
[3,4,5]	Pepper Residential Securities Trust No. 22 Class A1U Series 22A, 1M USD LIBOR + 1.000%	1.104%	6/20/60	1,140	1,141
[3,4,5]	Pepper Residential Securities Trust No. 23 Class A1U Series 23A, 1M USD LIBOR + 0.950%	1.054%	8/18/60	599	601
[3,4,5]	PHEAA Student Loan Trust Class A Series 2016-2A, 1M USD LIBOR + 0.950%	1.053%	11/25/65	5,132	5,189
[3,4,5]	RESIMAC Bastille Trust Class A1 Series 2018-1NCA, 1M USD LIBOR + 0.850%	0.954%	12/5/59	2,695	2,699
[3,4,5]	RESIMAC MBS Trust Class A1A Series 2018-2A, 1M USD LIBOR + 0.850%	0.951%	4/10/50	533	532
[3,4,5]	RESIMAC Premier Class A1 Series 2018-1A, 1M USD LIBOR + 0.800%	0.901%	11/10/49	1,586	1,588
[3]	Santander Drive Auto Receivables Trust Class D Series 2021-1	1.130%	11/16/26	4,080	4,026
[3,4]	Santander Retail Auto Lease Trust Class D Series 2020-B	1.980%	10/20/25	7,460	7,448
[3,4]	Securitized Term Auto Receivables Trust Class A4 Series 2018-2A	3.544%	6/26/23	1,913	1,918
[3,4]	SLM Private Education Loan Trust Class B Series 2014-A	3.500%	11/15/44	479	479
[3,4]	SMB Private Education Loan Trust Class A2A Series 2016-A	2.700%	5/15/31	2,032	2,049
[3,4]	SMB Private Education Loan Trust Class A2A Series 2017-B	2.820%	10/15/35	4,921	4,962
[3,4]	SMB Private Education Loan Trust Class A2A Series 2018-B	3.600%	1/15/37	6,627	6,901
[3,4]	SMB Private Education Loan Trust Class A2A Series 2018-C	3.630%	11/15/35	9,428	9,732
[3,4,5]	SoFi Professional Loan Program LLC Class A1 Series 2016-D, 1M USD LIBOR + 0.950%	1.053%	1/25/39	208	208
[3,4,5]	SoFi Professional Loan Program LLC Class A1 Series 2017-C, 1M USD LIBOR + 0.600%	0.703%	7/25/40	143	143
[3,4]	SoFi Professional Loan Program LLC Class A2B Series 2016-C	2.360%	12/27/32	246	247
[3,4]	SoFi Professional Loan Program LLC Class A2B Series 2017-A	2.400%	3/26/40	184	185
[3,4]	SoFi Professional Loan Program LLC Class A2B Series 2018-A	2.950%	2/25/42	2,325	2,346
[3,4]	SoFi Professional Loan Program LLC Class A2BSeries 2016-B	2.740%	10/25/32	353	354
[3,4]	SoFi Professional Loan Program LLC Class A2FX Series 2017-B	2.740%	5/25/40	1,129	1,135
[3,4]	SoFi Professional Loan Program LLC Class A2FX Series 2017-F	2.840%	1/25/41	2,110	2,127
[3]	Synchrony Credit Card Master Note Trust Class C Series 2017-2	3.010%	10/15/25	6,390	6,472
[3,4]	TMSQ Mortgage Trust Class A Series 2014-1500	3.680%	10/10/36	2,800	2,871
[3,4]	Toyota Auto Loan Extended Note Trust Class A Series 2021-1A	1.070%	2/27/34	8,210	7,974
[3,4]	Trinity Rail Leasing LLC Class A2 Series 2018-1A	4.620%	6/17/48	10,260	10,426
[3]	UBS Commercial Mortgage Trust Class A4 Series 2017-C7	3.679%	12/15/50	6,673	7,088
[3]	UBS Commercial Mortgage Trust Class AS Series 2012-C1	4.171%	5/10/45	440	441
[3]	UBS Commercial Mortgage Trust Class ASB Series 2019-C16	3.460%	4/15/52	2,287	2,415
[3,4]	UBS-BAMLL Trust Class A Series 2012-WRM	3.663%	6/10/30	6,673	6,627

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	UBS-Barclays Commercial Mortgage Trust Class A4 Series 2013-C6	3.244%	4/10/46	3,970	4,019
[3]	UBS-Barclays Commercial Mortgage Trust Class AS Series 2013-C6	3.469%	4/10/46	1,160	1,178
[3]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2016-BNK1	2.652%	8/15/49	4,470	4,533
[3,5]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2013-LC12	4.218%	7/15/46	2,772	2,843
[3]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C37	3.525%	12/15/49	2,190	2,299
[3]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C39	3.157%	9/15/50	4,270	4,371
[3]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C40	3.581%	10/15/50	2,880	3,048
[3]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-RC1	3.631%	1/15/60	2,712	2,875
[3]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C46	4.152%	8/15/51	1,115	1,224
[3]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C47	4.442%	9/15/61	1,090	1,215
[3]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C54	3.146%	12/15/52	2,390	2,492
[3]	Wells Fargo Commercial Mortgage Trust Class AS Series 2014-LC16	4.020%	8/15/50	700	709
[3,5]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-C30	4.067%	9/15/58	2,250	2,370
[3,5]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-LC22	4.207%	9/15/58	2,045	2,167
[3]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2019-C49	3.933%	3/15/52	3,250	3,505
[3]	Wells Fargo Commercial Mortgage Trust Class B Series 2014-LC16	4.322%	8/15/50	1,300	1,214
[3]	Wells Fargo Commercial Mortgage Trust Class C Series 2014-LC16	4.458%	8/15/50	1,450	805
[3,5]	Wells Fargo Commercial Mortgage Trust Class C Series 2015-LC22	4.557%	9/15/58	5,225	5,275
[3,5]	Wells Fargo Commercial Mortgage Trust Class C Series 2018-C43	4.514%	3/15/51	12,380	12,498
[3,4,5]	WFLD Mortgage Trust Class A Series 2014-MONT	3.755%	8/10/31	4,640	4,750
[3]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-LC14	3.766%	3/15/47	884	905
[3,5]	WFRBS Commercial Mortgage Trust Class A5 Series 2013-C18	4.162%	12/15/46	2,378	2,468
[3]	WFRBS Commercial Mortgage Trust Class AS Series 2012-C9	3.388%	11/15/45	2,870	2,904
[3]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C13	3.345%	5/15/45	2,220	2,248
[3]	WFRBS Commercial Mortgage Trust Class AS Series 2014-C21	3.891%	8/15/47	700	716
[3,5]	WFRBS Commercial Mortgage Trust Class B Series 2013-C18	4.863%	12/15/46	1,085	1,114
[3]	WFRBS Commercial Mortgage Trust Class B Series 2014-C20	4.378%	5/15/47	2,410	2,437
[3,5]	WFRBS Commercial Mortgage Trust Class C Series 2014-C20	4.513%	5/15/47	1,410	1,309
[3]	World Omni Auto Receivables Trust Class A4 Series 2018-D	3.440%	12/16/24	1,770	1,801
[3]	World Omni Auto Receivables Trust Class B Series 2018-A	2.890%	4/15/25	3,820	3,830

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	World Omni Auto Receivables Trust Class B Series 2019-B	2.860%	6/16/25	2,510	2,559
[3]	World Omni Auto Receivables Trust Class C Series 2021-C	1.060%	4/17/28	510	492
[3]	World Omni Auto Receivables Trust Class C Series 2021-D	1.720%	6/15/28	2,240	2,208
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,063,624)					1,072,314
Corporate Bonds (82.1%)
Communications (7.3%)
	Activision Blizzard Inc.	3.400%	9/15/26	343	362
	Activision Blizzard Inc.	1.350%	9/15/30	20,703	18,739
	AT&T Inc.	2.300%	6/1/27	59,457	59,027
	AT&T Inc.	1.650%	2/1/28	46,893	44,660
	AT&T Inc.	4.100%	2/15/28	14,733	15,974
	AT&T Inc.	4.350%	3/1/29	36,556	40,172
	AT&T Inc.	4.300%	2/15/30	68,644	75,432
	AT&T Inc.	2.750%	6/1/31	47,000	46,265
	AT&T Inc.	2.250%	2/1/32	4,000	3,736
	Booking Holdings Inc.	4.625%	4/13/30	35,630	40,702
	British Telecommunications plc	5.125%	12/4/28	23,102	25,507
[4]	British Telecommunications plc	3.250%	11/8/29	30,000	29,840
[4]	Cable One Inc.	4.000%	11/15/30	4,465	4,216
	CBS Corp.	4.200%	6/1/29	2,000	2,159
	CBS Corp.	7.875%	7/30/30	304	407
[4]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.750%	3/1/30	5,885	5,843
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.750%	2/15/28	18,609	19,380
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.200%	3/15/28	54,533	57,922
	Charter Communications Operating LLC / Charter Communications Operating Capital	2.250%	1/15/29	51,263	48,279
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.050%	3/30/29	34,184	37,751
	Charter Communications Operating LLC / Charter Communications Operating Capital	2.800%	4/1/31	24,025	22,772
[4]	Cogent Communications Group Inc.	3.500%	5/1/26	1,475	1,450
	Comcast Corp.	3.300%	2/1/27	2,000	2,104
	Comcast Corp.	3.300%	4/1/27	15,000	15,743
	Comcast Corp.	3.150%	2/15/28	35,747	37,300
	Comcast Corp.	3.550%	5/1/28	15,000	15,971
	Comcast Corp.	4.150%	10/15/28	81,690	89,886
	Comcast Corp.	2.650%	2/1/30	15,290	15,340
	Comcast Corp.	3.400%	4/1/30	72,518	76,628
	Comcast Corp.	4.250%	10/15/30	3,753	4,191
	Comcast Corp.	1.950%	1/15/31	25,500	24,062
	Comcast Corp.	1.500%	2/15/31	12,000	10,892
[4]	Cox Communications Inc.	2.600%	6/15/31	30,000	28,834
[4]	CSC Holdings LLC	5.375%	2/1/28	1,980	1,987
[4]	CSC Holdings LLC	6.500%	2/1/29	2,790	2,906
[4]	CSC Holdings LLC	4.625%	12/1/30	2,527	2,250
[4]	Deutsche Telekom International Finance BV	3.600%	1/19/27	11,139	11,711
[4]	Deutsche Telekom International Finance BV	4.375%	6/21/28	9,350	10,218
	Deutsche Telekom International Finance BV	8.750%	6/15/30	10,000	14,093
[4]	Directv Financing LLC / Directv Financing Co-Obligor Inc.	5.875%	8/15/27	2,193	2,200
[7]	Discovery Communications LLC	1.900%	3/19/27	500	582
	Discovery Communications LLC	3.950%	3/20/28	34,696	36,589
	Discovery Communications LLC	4.125%	5/15/29	34,315	36,718
	Discovery Communications LLC	3.625%	5/15/30	46,710	48,153

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	DISH DBS Corp.	5.250%	12/1/26	1,835	1,781
	DISH DBS Corp.	5.125%	6/1/29	2,245	1,959
	Electronic Arts Inc.	1.850%	2/15/31	49,437	45,798
	Expedia Group Inc.	4.625%	8/1/27	22,670	24,715
	Expedia Group Inc.	3.800%	2/15/28	47,000	48,839
	Expedia Group Inc.	3.250%	2/15/30	5,020	5,006
	Expedia Group Inc.	2.950%	3/15/31	27,000	26,007
	Fox Corp.	4.709%	1/25/29	61,320	67,733
	Fox Corp.	3.500%	4/8/30	24,000	24,892
[4]	Frontier Communications Holdings LLC	5.875%	10/15/27	805	829
[4]	Frontier Communications Holdings LLC	5.000%	5/1/28	3,840	3,808
[4]	Frontier Communications Holdings LLC	6.000%	1/15/30	4,301	4,150
	Interpublic Group of Cos. Inc.	4.750%	3/30/30	364	412
	Interpublic Group of Cos. Inc.	2.400%	3/1/31	15,000	14,532
[4]	Level 3 Financing Inc.	4.625%	9/15/27	3,628	3,610
[4]	Level 3 Financing Inc.	4.250%	7/1/28	545	520
[4]	Level 3 Financing Inc.	3.625%	1/15/29	1,920	1,750
[4]	Netflix Inc.	3.625%	6/15/25	4,810	4,984
	Netflix Inc.	4.875%	4/15/28	15,756	17,338
	Netflix Inc.	5.875%	11/15/28	5,935	6,882
[4]	News Corp.	3.875%	5/15/29	4,843	4,649
[4]	Nexstar Media Inc.	5.625%	7/15/27	2,250	2,315
[4]	Nexstar Media Inc.	4.750%	11/1/28	2,340	2,317
[4]	NTT Finance Corp.	2.065%	4/3/31	4,955	4,805
[8]	Omnicom Capital Holdings plc	2.250%	11/22/33	2,971	3,806
	Omnicom Group Inc.	2.450%	4/30/30	10,000	9,729
	Omnicom Group Inc.	4.200%	6/1/30	2,000	2,189
	Omnicom Group Inc.	2.600%	8/1/31	40,000	38,946
	Qwest Corp.	7.250%	9/15/25	4,554	5,162
[4]	Sirius XM Radio Inc.	3.125%	9/1/26	585	562
[4]	Sirius XM Radio Inc.	5.000%	8/1/27	1,810	1,851
[4]	Sirius XM Radio Inc.	4.000%	7/15/28	520	503
	Sprint Capital Corp.	6.875%	11/15/28	6,256	7,474
	Sprint Corp.	7.125%	6/15/24	5,555	6,056
	Sprint Corp.	7.625%	3/1/26	5,777	6,631
	Telefonica Emisiones SA	4.103%	3/8/27	38,943	41,757
	T-Mobile USA Inc.	3.750%	4/15/27	148,628	156,259
	T-Mobile USA Inc.	2.050%	2/15/28	4,339	4,181
	T-Mobile USA Inc.	2.625%	2/15/29	7,708	7,248
	T-Mobile USA Inc.	3.375%	4/15/29	1,853	1,821
[4]	T-Mobile USA Inc.	3.375%	4/15/29	2,170	2,122
	T-Mobile USA Inc.	3.875%	4/15/30	134,735	141,516
	T-Mobile USA Inc.	2.250%	11/15/31	26,520	24,488
	Verisign Inc.	2.700%	6/15/31	30,000	28,905
[9]	Verizon Communications Inc.	4.050%	2/17/25	15,310	11,426
	Verizon Communications Inc.	4.125%	3/16/27	29,892	32,401
	Verizon Communications Inc.	3.000%	3/22/27	56,875	58,521
[9]	Verizon Communications Inc.	4.500%	8/17/27	8,500	6,517
	Verizon Communications Inc.	2.100%	3/22/28	93,343	91,084
	Verizon Communications Inc.	4.329%	9/21/28	40,128	44,281
	Verizon Communications Inc.	3.875%	2/8/29	1,000	1,078
	Verizon Communications Inc.	4.016%	12/3/29	45,360	49,309
	Verizon Communications Inc.	3.150%	3/22/30	46,000	47,279
	Verizon Communications Inc.	1.500%	9/18/30	10,107	9,150
	Verizon Communications Inc.	1.680%	10/30/30	19,550	17,878

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Verizon Communications Inc.	1.750%	1/20/31	24,269	22,140
	Verizon Communications Inc.	2.550%	3/21/31	102,741	100,309
	ViacomCBS Inc.	3.700%	6/1/28	27,005	28,411
	ViacomCBS Inc.	4.950%	1/15/31	44,871	51,038
	ViacomCBS Inc.	4.200%	5/19/32	3,000	3,247
	Vodafone Group plc	4.375%	5/30/28	58,026	63,455
	Vodafone Group plc	4.125%	6/4/81	17,868	17,032
[4]	VZ Secured Financing BV	5.000%	1/15/32	2,228	2,149
	Walt Disney Co.	3.700%	3/23/27	2,427	2,599
	Walt Disney Co.	2.200%	1/13/28	5,160	5,121
	Walt Disney Co.	2.000%	9/1/29	44,664	43,072
[4]	WMG Acquisition Corp.	3.750%	12/1/29	9,378	8,922
[4]	Zayo Group Holdings Inc.	4.000%	3/1/27	3,265	3,088
[4]	Zayo Group Holdings Inc.	6.125%	3/1/28	4,817	4,564
					2,623,861
Consumer Discretionary (5.6%)
[4]	1011778 BC ULC / New Red Finance Inc.	3.875%	1/15/28	1,780	1,738
[4]	1011778 BC ULC / New Red Finance Inc.	4.375%	1/15/28	4,956	4,883
	Advance Auto Parts Inc.	3.900%	4/15/30	6,300	6,697
	Amazon.com Inc.	1.650%	5/12/28	40,000	38,696
	Amazon.com Inc.	1.500%	6/3/30	2,000	1,877
	Amazon.com Inc.	2.100%	5/12/31	28,500	27,712
[4]	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/28	4,545	4,452
[4]	American Builders & Contractors Supply Co. Inc.	3.875%	11/15/29	2,455	2,309
	American Honda Finance Corp.	1.800%	1/13/31	20,000	18,840
	Asbury Automotive Group Inc.	4.500%	3/1/28	4,277	4,255
	Asbury Automotive Group Inc.	4.750%	3/1/30	7,697	7,599
[4]	Asbury Automotive Group Inc.	5.000%	2/15/32	1,125	1,117
	AutoNation Inc.	1.950%	8/1/28	18,160	17,373
	AutoNation Inc.	4.750%	6/1/30	13,000	14,429
	AutoZone Inc.	4.000%	4/15/30	29,868	32,383
	AutoZone Inc.	1.650%	1/15/31	58,302	53,030
	Best Buy Co. Inc.	4.450%	10/1/28	14,000	15,456
	Best Buy Co. Inc.	1.950%	10/1/30	21,000	19,549
[4]	BMW US Capital LLC	2.550%	4/1/31	20,000	19,783
	BorgWarner Inc.	2.650%	7/1/27	63,326	64,017
[4]	Boyd Gaming Corp.	8.625%	6/1/25	1,520	1,612
	Boyd Gaming Corp.	4.750%	12/1/27	4,233	4,216
	Brunswick Corp.	2.400%	8/18/31	13,250	12,310
[4]	Caesars Resort Collection LLC / CRC Finco Inc.	5.750%	7/1/25	329	339
[4]	Carnival Corp.	5.750%	3/1/27	6,257	6,020
[4]	Carnival Corp.	4.000%	8/1/28	3,216	3,062
[4]	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium OP	5.500%	5/1/25	4,941	5,079
[4]	Churchill Downs Inc.	5.500%	4/1/27	5,242	5,386
[4]	Churchill Downs Inc.	4.750%	1/15/28	6,159	6,210
[4]	Clarios Global LP	6.750%	5/15/25	585	608
[4]	Clarios Global LP / Clarios US Finance Co.	8.500%	5/15/27	5,830	6,098
[7]	Daimler AG	1.125%	8/8/34	400	447
	Dana Inc.	4.500%	2/15/32	3,058	2,921
	eBay Inc.	2.700%	3/11/30	36,017	35,698
	eBay Inc.	2.600%	5/10/31	20,000	19,496
	Ford Motor Co.	3.250%	2/12/32	1,442	1,375
	Ford Motor Credit Co. LLC	3.087%	1/9/23	760	764
	Ford Motor Credit Co. LLC	3.375%	11/13/25	6,275	6,281

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Ford Motor Credit Co. LLC	2.700%	8/10/26	2,925	2,834
	Ford Motor Credit Co. LLC	4.271%	1/9/27	1,250	1,288
	Ford Motor Credit Co. LLC	3.815%	11/2/27	2,780	2,784
	General Motors Co.	4.200%	10/1/27	25,424	27,155
	General Motors Co.	6.800%	10/1/27	10,000	12,006
	General Motors Co.	5.000%	10/1/28	27,660	30,774
	General Motors Financial Co. Inc.	4.000%	10/6/26	10,506	11,096
	General Motors Financial Co. Inc.	4.350%	1/17/27	19,368	20,734
[7]	General Motors Financial Co. Inc.	0.600%	5/20/27	500	544
	General Motors Financial Co. Inc.	2.700%	8/20/27	12,676	12,596
	General Motors Financial Co. Inc.	3.850%	1/5/28	464	488
	General Motors Financial Co. Inc.	2.400%	4/10/28	30,168	29,244
	General Motors Financial Co. Inc.	2.400%	10/15/28	21,000	20,271
	General Motors Financial Co. Inc.	3.600%	6/21/30	10,000	10,268
	General Motors Financial Co. Inc.	3.100%	1/12/32	22,500	22,033
[4]	Group 1 Automotive Inc.	4.000%	8/15/28	2,355	2,257
[4]	Hilton Domestic Operating Co. Inc.	5.375%	5/1/25	6,145	6,321
[4]	Hilton Domestic Operating Co. Inc.	5.750%	5/1/28	2,632	2,768
	Home Depot Inc.	1.500%	9/15/28	15,000	14,400
	Home Depot Inc.	3.900%	12/6/28	24,033	26,350
	Home Depot Inc.	2.950%	6/15/29	90,729	93,884
	Home Depot Inc.	2.700%	4/15/30	2,000	2,033
	Home Depot Inc.	1.375%	3/15/31	10,000	9,105
	Home Depot Inc.	1.875%	9/15/31	10,000	9,454
	Hyatt Hotels Corp.	5.750%	4/23/30	553	648
[4]	International Game Technology plc	4.125%	4/15/26	900	902
[4]	International Game Technology plc	6.250%	1/15/27	385	419
	Lennar Corp.	5.000%	6/15/27	19,420	21,497
	Lennar Corp.	4.750%	11/29/27	34,048	37,558
[4]	Lithia Motors Inc.	4.625%	12/15/27	1,632	1,680
[4]	Lithia Motors Inc.	3.875%	6/1/29	2,532	2,488
[4]	Live Nation Entertainment Inc.	5.625%	3/15/26	545	556
[4]	Live Nation Entertainment Inc.	6.500%	5/15/27	3,302	3,555
[4]	Live Nation Entertainment Inc.	3.750%	1/15/28	2,980	2,886
	Lowe's Cos. Inc.	1.300%	4/15/28	48,038	44,812
	Lowe's Cos. Inc.	1.700%	9/15/28	19,610	18,671
	Lowe's Cos. Inc.	3.650%	4/5/29	25,404	27,045
	Lowe's Cos. Inc.	1.700%	10/15/30	25,190	23,115
	Lowe's Cos. Inc.	2.625%	4/1/31	12,000	11,817
	Magna International Inc.	2.450%	6/15/30	35,820	35,222
	Marriott International Inc.	4.625%	6/15/30	49,345	54,036
	Marriott International Inc.	2.850%	4/15/31	35,554	34,337
	Masco Corp.	1.500%	2/15/28	12,000	11,228
	Masco Corp.	2.000%	10/1/30	10,000	9,281
	McDonald's Corp.	3.500%	3/1/27	6,318	6,683
	McDonald's Corp.	3.500%	7/1/27	15,000	15,899
	McDonald's Corp.	3.800%	4/1/28	13,696	14,716
	McDonald's Corp.	2.625%	9/1/29	60,038	60,155
	McDonald's Corp.	2.125%	3/1/30	3,317	3,212
[4]	Meritage Homes Corp.	3.875%	4/15/29	8,270	8,335
[4]	MIWD Holdco II LLC / MIWD Finance Corp.	5.500%	2/1/30	1,113	1,103
[4]	NCL Corp. Ltd.	5.875%	3/15/26	2,952	2,796
[4]	Nissan Motor Acceptance Co. LLC	2.000%	3/9/26	22,000	21,272
[4]	Nissan Motor Acceptance Co. LLC	2.450%	9/15/28	22,835	21,693
[4]	Nissan Motor Co. Ltd.	4.345%	9/17/27	72,500	76,500

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	Nissan Motor Co. Ltd.	3.201%	9/17/28	4,800	5,876
[4]	Nissan Motor Co. Ltd.	4.810%	9/17/30	16,035	17,384
	NVR Inc.	3.000%	5/15/30	3,000	3,025
	O'Reilly Automotive Inc.	3.900%	6/1/29	18,000	19,306
	O'Reilly Automotive Inc.	1.750%	3/15/31	7,250	6,640
[4]	Penn National Gaming Inc.	5.625%	1/15/27	580	594
	PulteGroup Inc.	5.500%	3/1/26	8,850	9,873
	PulteGroup Inc.	5.000%	1/15/27	1,485	1,651
	Ralph Lauren Corp.	2.950%	6/15/30	60,110	60,890
	Ross Stores Inc.	1.875%	4/15/31	20,000	18,543
[4]	Royal Caribbean Cruises Ltd.	10.875%	6/1/23	325	348
[4]	Royal Caribbean Cruises Ltd.	9.125%	6/15/23	325	342
[4]	Royal Caribbean Cruises Ltd.	11.500%	6/1/25	390	432
[4]	Royal Caribbean Cruises Ltd.	5.375%	7/15/27	654	632
	Starbucks Corp.	2.000%	3/12/27	10,000	9,860
	Starbucks Corp.	3.500%	3/1/28	9,620	10,120
	Starbucks Corp.	4.000%	11/15/28	359	391
	Starbucks Corp.	3.550%	8/15/29	10,131	10,716
	Starbucks Corp.	2.250%	3/12/30	13,250	12,811
	Starbucks Corp.	2.550%	11/15/30	24,866	24,505
[4]	Stellantis Finance US Inc.	2.691%	9/15/31	20,000	18,954
[4]	Thor Industries Inc.	4.000%	10/15/29	2,348	2,242
	TJX Cos. Inc.	3.875%	4/15/30	29,686	32,435
	Toll Brothers Finance Corp.	4.350%	2/15/28	31,758	33,731
	Toll Brothers Finance Corp.	3.800%	11/1/29	17,966	18,533
	Toyota Motor Credit Corp.	1.900%	4/6/28	27,000	26,384
	Toyota Motor Credit Corp.	3.650%	1/8/29	33,466	36,264
	Toyota Motor Credit Corp.	3.375%	4/1/30	25,000	26,600
	Toyota Motor Credit Corp.	1.650%	1/10/31	5,000	4,675
	Toyota Motor Credit Corp.	1.900%	9/12/31	20,000	18,918
	Toyota Motor Credit Corp.	2.400%	1/13/32	15,000	14,828
	Tractor Supply Co.	1.750%	11/1/30	14,000	12,714
[4]	Vail Resorts Inc.	6.250%	5/15/25	5,383	5,587
[7]	Volkswagen Financial Services AG	2.250%	10/16/26	6,250	7,470
[8]	Volkswagen Financial Services NV	1.375%	9/14/28	4,000	5,030
[4]	Volkswagen Group of America Finance LLC	3.200%	9/26/26	5,000	5,175
[4]	Volkswagen Group of America Finance LLC	1.625%	11/24/27	19,500	18,545
[7]	Volkswagen International Finance NV	4.125%	11/16/38	100	148
[7]	Volkswagen Leasing GmbH	0.375%	7/20/26	14,052	15,498
	Whirlpool Corp.	4.750%	2/26/29	32,000	35,966
	Whirlpool Corp.	2.400%	5/15/31	15,000	14,497
[4]	William Carter Co.	5.500%	5/15/25	2,649	2,744
[4]	Williams Scotsman International Inc.	4.625%	8/15/28	1,379	1,395
[4]	Wyndham Hotels & Resorts Inc.	4.375%	8/15/28	4,375	4,347
					1,995,540
Consumer Staples (5.7%)
[4]	7-Eleven Inc.	1.300%	2/10/28	44,977	41,873
[4]	7-Eleven Inc.	1.800%	2/10/31	28,300	25,962
[4]	Alimentation Couche-Tard Inc.	3.550%	7/26/27	46,114	48,396
	Altria Group Inc.	4.800%	2/14/29	54,130	59,521
	Altria Group Inc.	3.400%	5/6/30	25,810	25,953
	Altria Group Inc.	2.450%	2/4/32	25,000	22,723
	Altria Group Inc.	4.250%	8/9/42	5,000	4,759
	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	78,870	85,369
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	75,521	85,549

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Anheuser-Busch InBev Worldwide Inc.	3.500%	6/1/30	49,850	52,922
	Anheuser-Busch InBev Worldwide Inc.	4.900%	1/23/31	6,707	7,825
	BAT Capital Corp.	3.215%	9/6/26	43,800	44,590
	BAT Capital Corp.	4.700%	4/2/27	82,008	88,348
	BAT Capital Corp.	3.557%	8/15/27	56,337	57,591
	BAT Capital Corp.	2.259%	3/25/28	28,184	26,763
	BAT Capital Corp.	3.462%	9/6/29	40,690	41,012
	BAT Capital Corp.	4.906%	4/2/30	5,000	5,473
	BAT Capital Corp.	2.726%	3/25/31	550	516
[8]	BAT International Finance plc	4.000%	9/4/26	2,659	3,757
[8]	BAT International Finance plc	2.250%	9/9/52	2,834	2,384
	Campbell Soup Co.	4.150%	3/15/28	11,139	12,067
	Campbell Soup Co.	2.375%	4/24/30	19,700	19,064
[7]	CK Hutchison Europe Finance 18 Ltd.	2.000%	4/13/30	8,700	10,216
	Clorox Co.	3.900%	5/15/28	2,525	2,760
	Clorox Co.	1.800%	5/15/30	18,495	17,436
	Coca-Cola Co.	1.650%	6/1/30	10,000	9,399
	Coca-Cola Co.	2.000%	3/5/31	30,000	28,842
	Conagra Brands Inc.	1.375%	11/1/27	18,147	16,847
	Conagra Brands Inc.	4.850%	11/1/28	28,000	31,341
	Conagra Brands Inc.	8.250%	9/15/30	3,000	4,129
	Constellation Brands Inc.	3.500%	5/9/27	36,705	38,732
	Constellation Brands Inc.	3.600%	2/15/28	37,833	39,796
	Constellation Brands Inc.	4.650%	11/15/28	22,806	25,426
	Constellation Brands Inc.	3.150%	8/1/29	75,705	77,304
	Constellation Brands Inc.	2.875%	5/1/30	14,970	14,936
	Costco Wholesale Corp.	1.600%	4/20/30	24,000	22,542
	Diageo Capital plc	3.875%	5/18/28	8,000	8,746
	Diageo Capital plc	2.375%	10/24/29	19,465	19,301
	Diageo Capital plc	2.000%	4/29/30	11,765	11,271
	Dollar General Corp.	4.125%	5/1/28	4,650	5,034
	Dollar General Corp.	3.500%	4/3/30	39,752	41,560
	Dollar Tree Inc.	4.200%	5/15/28	3,000	3,263
	Estee Lauder Cos. Inc.	2.375%	12/1/29	5,250	5,242
	Flowers Foods Inc.	2.400%	3/15/31	10,000	9,548
	General Mills Inc.	4.200%	4/17/28	21,570	23,476
	General Mills Inc.	2.875%	4/15/30	47,085	47,780
	Hershey Co.	1.700%	6/1/30	5,000	4,748
	Hormel Foods Corp.	1.700%	6/3/28	22,000	21,407
	Hormel Foods Corp.	1.800%	6/11/30	20,410	19,404
	JM Smucker Co.	3.375%	12/15/27	32,727	34,371
	Kellogg Co.	4.300%	5/15/28	16,000	17,640
	Kellogg Co.	2.100%	6/1/30	25,364	24,226
	Kellogg Co.	7.450%	4/1/31	568	775
	Keurig Dr Pepper Inc.	4.597%	5/25/28	46,483	51,469
	Keurig Dr Pepper Inc.	3.200%	5/1/30	20,000	20,587
	Keurig Dr Pepper Inc.	2.250%	3/15/31	3,000	2,874
	Kraft Heinz Foods Co.	3.875%	5/15/27	29,433	30,563
	Kraft Heinz Foods Co.	3.750%	4/1/30	10,379	10,722
	Kraft Heinz Foods Co.	4.875%	10/1/49	3,748	4,277
	Kroger Co.	2.200%	5/1/30	30,618	29,499
	Kroger Co.	1.700%	1/15/31	3,000	2,757
[4]	Lamb Weston Holdings Inc.	4.875%	5/15/28	4,109	4,266
[7]	Louis Dreyfus Co. Finance BV	2.375%	11/27/25	10,683	12,615
	McCormick & Co. Inc.	3.400%	8/15/27	19,985	21,082

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	McCormick & Co. Inc.	2.500%	4/15/30	1,200	1,177
	Mondelez International Inc.	2.750%	4/13/30	64,190	64,389
	Mondelez International Inc.	1.500%	2/4/31	18,643	16,783
[4]	Nestle Holdings Inc.	3.625%	9/24/28	22,194	23,863
	PepsiCo Inc.	2.750%	3/19/30	27,317	28,004
	PepsiCo Inc.	1.625%	5/1/30	18,355	17,324
[4]	Performance Food Group Inc.	6.875%	5/1/25	765	798
[4]	Performance Food Group Inc.	5.500%	10/15/27	5,851	5,979
[4]	Performance Food Group Inc.	4.250%	8/1/29	3,920	3,682
	Philip Morris International Inc.	3.125%	8/17/27	10,000	10,442
	Philip Morris International Inc.	3.125%	3/2/28	20,382	21,102
	Philip Morris International Inc.	3.375%	8/15/29	25,460	26,575
	Philip Morris International Inc.	2.100%	5/1/30	19,800	18,907
	Philip Morris International Inc.	1.750%	11/1/30	15,000	13,825
[7]	Philip Morris International Inc.	2.000%	5/9/36	4,600	5,038
[4]	Post Holdings Inc.	5.750%	3/1/27	1,780	1,828
[4]	Post Holdings Inc.	5.625%	1/15/28	1,530	1,571
[4]	Reckitt Benckiser Treasury Services plc	3.000%	6/26/27	22,836	23,588
	Sysco Corp.	2.400%	2/15/30	13,391	13,059
	Sysco Corp.	5.950%	4/1/30	39,069	47,416
	Target Corp.	3.375%	4/15/29	10,946	11,699
	Target Corp.	2.350%	2/15/30	18,090	18,013
	Tyson Foods Inc.	3.550%	6/2/27	326	344
	Tyson Foods Inc.	4.350%	3/1/29	18,113	20,001
	Unilever Capital Corp.	2.900%	5/5/27	4,000	4,141
	Unilever Capital Corp.	2.125%	9/6/29	43,983	42,976
	Walmart Inc.	1.800%	9/22/31	6,500	6,196
					2,039,346
Energy (7.2%)
[4]	Antero Resources Corp.	5.375%	3/1/30	4,349	4,490
	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	3.337%	12/15/27	29,752	31,073
[4]	Bonanza Creek Energy Inc.	5.000%	10/15/26	1,569	1,564
	BP Capital Markets America Inc.	3.588%	4/14/27	2,000	2,113
	BP Capital Markets America Inc.	3.937%	9/21/28	8,690	9,398
	BP Capital Markets America Inc.	4.234%	11/6/28	16,467	18,108
	BP Capital Markets America Inc.	1.749%	8/10/30	30,390	28,213
	BP Capital Markets America Inc.	2.721%	1/12/32	20,000	19,775
	BP Capital Markets America Inc.	2.772%	11/10/50	8,000	6,958
	BP Capital Markets plc	3.279%	9/19/27	57,280	60,020
	BP Capital Markets plc	3.723%	11/28/28	18,250	19,531
	Canadian Natural Resources Ltd.	3.850%	6/1/27	55,520	58,663
	Canadian Natural Resources Ltd.	2.950%	7/15/30	26,700	26,532
	Cenovus Energy Inc.	4.250%	4/15/27	50,061	53,568
	Cenovus Energy Inc.	4.400%	4/15/29	3,000	3,249
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	54,107	59,783
	Cheniere Corpus Christi Holdings LLC	3.700%	11/15/29	37,304	38,798
	Cheniere Energy Inc.	4.625%	10/15/28	2,645	2,685
	Cheniere Energy Partners LP	4.000%	3/1/31	3,235	3,228
[4]	Cheniere Energy Partners LP	3.250%	1/31/32	1,563	1,470
	Chevron Corp.	2.236%	5/11/30	16,050	15,798
	Chevron USA Inc.	3.850%	1/15/28	25,037	27,175
	Chevron USA Inc.	3.250%	10/15/29	15,000	15,858
	Chevron USA Inc.	2.343%	8/12/50	2,000	1,728
[4]	CNPC General Capital Ltd.	3.400%	4/16/23	1,000	1,021

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	CNX Resources Corp.	6.000%	1/15/29	4,050	4,177
[4]	Colgate Energy Partners III LLC	5.875%	7/1/29	3,851	3,913
[4]	Comstock Resources Inc.	5.875%	1/15/30	5,465	5,435
[4]	ConocoPhillips	3.750%	10/1/27	33,990	36,313
[4]	ConocoPhillips	4.300%	8/15/28	47,655	52,315
[4]	ConocoPhillips	2.400%	2/15/31	6,590	6,446
	Continental Resources Inc.	4.375%	1/15/28	17,400	18,369
[4]	Continental Resources Inc.	2.875%	4/1/32	7,000	6,587
[4]	Coterra Energy Inc.	3.900%	5/15/27	16,781	17,741
[4]	Coterra Energy Inc.	4.375%	3/15/29	30,923	33,760
[4]	CrownRock LP / CrownRock Finance Inc.	5.625%	10/15/25	1,365	1,375
[4]	CrownRock LP / CrownRock Finance Inc.	5.000%	5/1/29	1,220	1,232
	DCP Midstream Operating LP	5.625%	7/15/27	988	1,068
	DCP Midstream Operating LP	5.125%	5/15/29	2,702	2,861
	Devon Energy Corp.	5.250%	10/15/27	3,389	3,550
	Devon Energy Corp.	5.875%	6/15/28	1,141	1,226
	Devon Energy Corp.	4.500%	1/15/30	28,745	30,479
	Diamondback Energy Inc.	3.250%	12/1/26	50,023	51,737
	Diamondback Energy Inc.	3.500%	12/1/29	16,529	17,042
	Diamondback Energy Inc.	3.125%	3/24/31	20,000	19,924
[4]	DT Midstream Inc.	4.125%	6/15/29	3,254	3,215
[4]	DT Midstream Inc.	4.375%	6/15/31	2,395	2,365
	Empresa Nacional del Petroleo	4.375%	10/30/24	13,883	14,531
	Empresa Nacional del Petroleo	3.750%	8/5/26	19,530	19,891
	Empresa Nacional del Petroleo	5.250%	11/6/29	34,100	36,201
[4]	Empresa Nacional del Petroleo	3.450%	9/16/31	8,170	7,461
	Enable Midstream Partners LP	4.400%	3/15/27	49,950	53,085
	Enable Midstream Partners LP	4.950%	5/15/28	51,246	55,714
	Enable Midstream Partners LP	4.150%	9/15/29	27,887	29,202
	Enbridge Inc.	3.700%	7/15/27	18,961	20,018
	Enbridge Inc.	3.125%	11/15/29	15,998	16,345
[4]	Endeavor Energy Resources LP / EER Finance Inc.	6.625%	7/15/25	658	688
[4]	Endeavor Energy Resources LP / EER Finance Inc.	5.750%	1/30/28	2,670	2,762
	Energy Transfer LP	5.500%	6/1/27	8,071	9,036
	Energy Transfer LP	5.250%	4/15/29	29,465	32,904
	Energy Transfer LP	3.750%	5/15/30	34,797	35,821
[4]	EnLink Midstream LLC	5.625%	1/15/28	915	939
	EnLink Midstream LLC	5.375%	6/1/29	2,020	2,039
	Enterprise Products Operating LLC	3.950%	2/15/27	2,000	2,131
	Enterprise Products Operating LLC	4.150%	10/16/28	19,500	21,300
	Enterprise Products Operating LLC	3.125%	7/31/29	10,250	10,538
	Enterprise Products Operating LLC	2.800%	1/31/30	10,000	10,066
[4]	EQM Midstream Partners LP	6.500%	7/1/27	2,604	2,739
[4]	EQT Corp.	3.125%	5/15/26	1,003	981
	EQT Corp.	5.000%	1/15/29	2,625	2,782
	Equinor ASA	3.950%	5/15/43	3,191	3,512
[7]	Exxon Mobil Corp.	0.524%	6/26/28	700	776
	Exxon Mobil Corp.	3.482%	3/19/30	45,869	48,971
	Exxon Mobil Corp.	2.610%	10/15/30	71,276	71,759
[7]	Exxon Mobil Corp.	1.408%	6/26/39	6,600	6,911
	Exxon Mobil Corp.	3.095%	8/16/49	2,112	2,045
	Exxon Mobil Corp.	3.452%	4/15/51	2,000	2,070
	Gazprom PJSC Via Gaz Capital SA	6.510%	3/7/22	2,650	2,655
	Gazprom PJSC Via Gaz Capital SA	5.150%	2/11/26	8,320	8,499
[4]	Helmerich & Payne Inc.	2.900%	9/29/31	16,930	16,338

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Hilcorp Energy I LP / Hilcorp Finance Co.	5.750%	2/1/29	695	710
[4]	Hilcorp Energy I LP / Hilcorp Finance Co.	6.000%	2/1/31	827	844
	KazMunayGas National Co. JSC	4.750%	4/19/27	5,000	5,304
[4]	KazMunayGas National Co. JSC	6.375%	10/24/48	5,400	6,571
	KazTransGas JSC	4.375%	9/26/27	2,627	2,760
	Kinder Morgan Inc.	4.300%	3/1/28	36,386	39,429
	Kinder Morgan Inc.	2.000%	2/15/31	5,000	4,569
	Kinder Morgan Inc.	7.750%	1/15/32	990	1,341
	Lukoil International Finance BV	4.750%	11/2/26	4,047	4,104
	Magellan Midstream Partners LP	3.250%	6/1/30	3,607	3,676
	Marathon Oil Corp.	4.400%	7/15/27	10,000	10,715
	Marathon Petroleum Corp.	3.800%	4/1/28	13,175	13,828
[4]	MEG Energy Corp.	6.500%	1/15/25	1,261	1,282
[4]	MEG Energy Corp.	5.875%	2/1/29	400	407
	MPLX LP	4.125%	3/1/27	9,000	9,575
	MPLX LP	4.250%	12/1/27	18,500	19,919
	MPLX LP	4.000%	3/15/28	8,650	9,151
	MPLX LP	2.650%	8/15/30	62,389	60,240
	Nustar Logistics LP	5.750%	10/1/25	635	664
	Nustar Logistics LP	6.375%	10/1/30	2,525	2,733
	Occidental Petroleum Corp.	5.500%	12/1/25	600	637
	Occidental Petroleum Corp.	5.550%	3/15/26	2,559	2,727
	Occidental Petroleum Corp.	3.400%	4/15/26	710	701
	Occidental Petroleum Corp.	3.200%	8/15/26	4,995	4,926
	Occidental Petroleum Corp.	3.000%	2/15/27	1,665	1,611
	Occidental Petroleum Corp.	4.400%	8/15/49	2,455	2,320
	ONEOK Inc.	4.550%	7/15/28	35,210	37,869
	ONEOK Inc.	4.350%	3/15/29	4,183	4,453
	ONEOK Inc.	3.400%	9/1/29	29,767	29,982
	ONEOK Inc.	3.100%	3/15/30	6,129	6,044
	ONEOK Inc.	6.350%	1/15/31	5,438	6,608
[4]	Parkland Corp.	4.500%	10/1/29	2,435	2,345
	Petroleos del Peru SA	5.625%	6/19/47	22,210	20,464
[4]	Petronas Capital Ltd.	3.500%	4/21/30	6,029	6,360
	Petronas Capital Ltd.	3.500%	4/21/30	36,360	38,204
	Phillips 66	3.900%	3/15/28	15,000	15,858
	Phillips 66	2.150%	12/15/30	23,800	22,269
	Phillips 66 Partners LP	3.750%	3/1/28	32,099	33,564
	Phillips 66 Partners LP	3.150%	12/15/29	21,299	21,508
	Pioneer Natural Resources Co.	1.900%	8/15/30	44,700	41,196
	Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	23,896	25,687
	Plains All American Pipeline LP / PAA Finance Corp.	3.550%	12/15/29	26,733	27,004
[4,10]	Range Resources Corp.	4.750%	2/15/30	633	634
	Sabine Pass Liquefaction LLC	5.000%	3/15/27	15,797	17,426
	Sabine Pass Liquefaction LLC	4.200%	3/15/28	76,277	81,940
	Sabine Pass Liquefaction LLC	4.500%	5/15/30	54,588	59,919
	Saibu Gas Holdings Co. Ltd.	4.200%	4/15/27	9,115	9,648
	Saudi Arabian Oil Co.	3.500%	4/16/29	10,000	10,440
	Schlumberger Investment SA	2.650%	6/26/30	12,000	11,922
	Shell International Finance BV	2.375%	11/7/29	119,219	118,204
	Sinopec Capital 2013 Ltd.	3.125%	4/24/23	13,170	13,410
	Solar Applied Materials Technology Corp.	4.000%	10/1/27	13,741	14,414
[11]	Southern Gas Corridor CJSC	6.875%	3/24/26	10,873	12,418
	Southwestern Energy Co.	4.750%	2/1/32	1,438	1,437
[4]	Tap Rock Resources LLC	7.000%	10/1/26	2,737	2,804

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.500%	7/15/27	2,440	2,589
	TotalEnergies Capital International SA	3.455%	2/19/29	39,067	41,386
	TotalEnergies Capital International SA	2.829%	1/10/30	3,785	3,862
	TotalEnergies Capital SA	3.883%	10/11/28	18,600	20,245
	TransCanada PipeLines Ltd.	4.250%	5/15/28	37,688	40,868
	TransCanada PipeLines Ltd.	4.100%	4/15/30	29,469	31,805
	TransCanada PipeLines Ltd.	2.500%	10/12/31	26,525	25,272
	Transcontinental Gas Pipe Line Co. LLC	4.000%	3/15/28	1,286	1,381
	Transcontinental Gas Pipe Line Co. LLC	3.250%	5/15/30	14,065	14,416
	Valero Energy Corp.	2.150%	9/15/27	14,628	14,335
	Valero Energy Corp.	4.350%	6/1/28	11,392	12,272
	Valero Energy Corp.	4.000%	4/1/29	1,736	1,840
	Valero Energy Corp.	2.800%	12/1/31	12,000	11,495
[4]	Venture Global Calcasieu Pass LLC	3.875%	8/15/29	3,135	3,134
	Western Midstream Operating LP	5.300%	2/1/30	3,200	3,349
	Williams Cos. Inc.	3.750%	6/15/27	42,710	44,999
	Williams Cos. Inc.	2.600%	3/15/31	42,000	40,531
					2,601,193
Financials (23.6%)
[4]	ABN AMRO Bank NV	1.542%	6/16/27	14,670	14,116
[4]	ABN AMRO Bank NV	2.470%	12/13/29	25,000	24,221
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	2.450%	10/29/26	32,020	31,458
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.650%	7/21/27	18,495	19,034
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	10/15/27	29,509	31,773
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.875%	1/23/28	3,856	3,989
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.000%	10/29/28	72,700	71,311
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.300%	1/30/32	53,850	52,544
	Affiliated Managers Group Inc.	3.300%	6/15/30	25,223	25,816
	Aflac Inc.	3.600%	4/1/30	5,670	6,101
	Air Lease Corp.	3.750%	6/1/26	5,000	5,206
	Air Lease Corp.	1.875%	8/15/26	35,000	33,573
	Air Lease Corp.	3.625%	4/1/27	2,000	2,060
	Air Lease Corp.	3.625%	12/1/27	2,903	2,982
	Air Lease Corp.	4.625%	10/1/28	3,955	4,245
	Air Lease Corp.	3.250%	10/1/29	2,000	1,998
	Air Lease Corp.	3.000%	2/1/30	24,670	24,055
	Air Lease Corp.	3.125%	12/1/30	5,298	5,182
	Aircastle Ltd.	4.250%	6/15/26	3,000	3,151
[4]	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	4.250%	10/15/27	640	624
[4]	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	6.750%	10/15/27	2,028	2,006
[7]	Allianz SE	3.375%	12/31/99	1,900	2,266
	Allstate Corp.	1.450%	12/15/30	12,000	10,994
	Ally Financial Inc.	2.200%	11/2/28	30,000	28,649
	American International Group Inc.	4.200%	4/1/28	5,000	5,477
	American International Group Inc.	3.400%	6/30/30	32,125	33,709
[4]	Antares Holdings LP	2.750%	1/15/27	11,200	10,635
	Aon Corp.	3.750%	5/2/29	3,000	3,201
	Aon Corp.	2.800%	5/15/30	32,426	32,467
	Aon Corp. / Aon Global Holdings PLC	2.600%	12/2/31	7,000	6,810
	Ares Capital Corp.	2.875%	6/15/28	10,300	9,919
[7]	ASB Finance Ltd.	0.250%	9/8/28	10,900	11,728
[7]	ASB Finance Ltd.	0.500%	9/24/29	4,557	4,931

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	Athene Global Funding	1.125%	9/2/25	26,000	29,681
[4]	Athene Global Funding	2.450%	8/20/27	10,000	9,919
[8]	Athene Global Funding	1.750%	11/24/27	500	647
[8]	Athene Global Funding	1.875%	11/30/28	4,000	5,129
	Athene Holding Ltd.	4.125%	1/12/28	12,744	13,621
	Athene Holding Ltd.	3.500%	1/15/31	16,561	16,784
[4]	Avolon Holdings Funding Ltd.	2.125%	2/21/26	15,750	15,151
[4]	Avolon Holdings Funding Ltd.	2.750%	2/21/28	10,000	9,574
	Banco Santander SA	3.800%	2/23/28	30,200	31,773
	Banco Santander SA	4.379%	4/12/28	4,415	4,794
	Banco Santander SA	3.306%	6/27/29	29,700	30,668
	Banco Santander SA	3.490%	5/28/30	9,850	10,106
	Banco Santander SA	2.749%	12/3/30	27,470	25,879
	Banco Santander SA	2.958%	3/25/31	10,000	9,784
	Bank of America Corp.	4.250%	10/22/26	27,950	30,206
	Bank of America Corp.	3.248%	10/21/27	28,508	29,572
	Bank of America Corp.	4.183%	11/25/27	26,852	28,828
	Bank of America Corp.	3.824%	1/20/28	51,829	54,896
	Bank of America Corp.	3.705%	4/24/28	29,256	30,778
	Bank of America Corp.	3.593%	7/21/28	12,862	13,485
	Bank of America Corp.	3.419%	12/20/28	87,280	90,715
	Bank of America Corp.	3.970%	3/5/29	40,165	42,772
	Bank of America Corp.	2.087%	6/14/29	41,700	40,098
	Bank of America Corp.	4.271%	7/23/29	22,622	24,568
	Bank of America Corp.	3.974%	2/7/30	42,723	45,744
	Bank of America Corp.	3.194%	7/23/30	34,921	35,701
	Bank of America Corp.	2.884%	10/22/30	32,946	32,993
	Bank of America Corp.	2.496%	2/13/31	47,013	45,711
	Bank of America Corp.	2.592%	4/29/31	25,990	25,431
	Bank of America Corp.	1.898%	7/23/31	65,770	60,936
	Bank of America Corp.	1.922%	10/24/31	59,206	54,840
[7]	Bank of America Corp.	0.654%	10/26/31	7,400	7,911
	Bank of America Corp.	2.651%	3/11/32	43,430	42,487
	Bank of America Corp.	2.687%	4/22/32	62,500	61,178
	Bank of America Corp.	2.299%	7/21/32	53,325	50,492
	Bank of America Corp.	2.572%	10/20/32	40,000	38,779
	Bank of America Corp.	2.482%	9/21/36	25,000	23,207
	Bank of Montreal	3.803%	12/15/32	2,000	2,094
	Bank of New York Mellon Corp.	3.250%	5/16/27	14,500	15,250
	Bank of New York Mellon Corp.	3.400%	1/29/28	11,250	11,954
	Bank of New York Mellon Corp.	3.442%	2/7/28	47,280	50,061
	Bank of New York Mellon Corp.	3.000%	10/30/28	7,000	7,200
[4]	Bank of Nova Scotia	1.188%	10/13/26	10,840	10,501
	Bank of Nova Scotia	1.950%	2/2/27	12,600	12,371
	Bank of Nova Scotia	2.150%	8/1/31	20,000	19,059
	Bank of Nova Scotia	2.450%	2/2/32	15,000	14,541
	Barclays plc	4.337%	1/10/28	19,500	20,878
	Barclays plc	4.836%	5/9/28	35,836	38,529
	Barclays plc	4.972%	5/16/29	20,952	23,236
	Barclays plc	5.088%	6/20/30	4,000	4,393
	Barclays plc	2.645%	6/24/31	23,035	22,239
	Barclays plc	2.894%	11/24/32	20,000	19,380
	Barclays plc	3.564%	9/23/35	13,075	12,917
[4]	Belrose Funding Trust	2.330%	8/15/30	15,630	14,826
	Berkshire Hathaway Finance Corp.	2.500%	1/15/51	5,900	5,102

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	BlackRock Inc.	2.400%	4/30/30	13,141	13,004
[4]	Blackstone Mortgage Trust Inc.	3.750%	1/15/27	2,070	1,991
[7]	Blackstone Property Partners Europe Holdings Sarl	1.250%	4/26/27	700	780
[7]	Blackstone Property Partners Europe Holdings Sarl	1.750%	3/12/29	10,850	12,105
[4]	BNP Paribas SA	3.500%	11/16/27	8,121	8,448
[4]	BNP Paribas SA	2.159%	9/15/29	20,000	18,992
[4]	BNP Paribas SA	2.588%	8/12/35	10,220	9,429
	BPCE SA	3.375%	12/2/26	3,200	3,360
[4]	BPCE SA	3.250%	1/11/28	19,800	20,613
[4]	BPCE SA	2.277%	1/20/32	6,970	6,473
[5,9]	BPCE SA, 3M Australian Bank Bill Rate + 0.780%	0.845%	4/20/26	40,510	28,669
[5,9]	BPCE SA, 3M Australian Bank Bill Rate + 1.600%	1.655%	6/5/25	12,500	9,105
	Brighthouse Financial Inc.	5.625%	5/15/30	1,550	1,796
	Brookfield Finance Inc.	3.900%	1/25/28	19,925	21,400
	Brookfield Finance Inc.	4.850%	3/29/29	17,444	19,571
	Brookfield Finance Inc.	4.350%	4/15/30	6,000	6,574
	Brookfield Finance Inc.	2.724%	4/15/31	5,515	5,404
	Brown & Brown Inc.	4.500%	3/15/29	2,182	2,405
	Brown & Brown Inc.	2.375%	3/15/31	26,000	24,736
	Capital One Financial Corp.	3.750%	3/9/27	24,218	25,647
	Capital One Financial Corp.	3.650%	5/11/27	9,845	10,371
	Capital One Financial Corp.	3.800%	1/31/28	27,300	28,880
	Capital One Financial Corp.	2.359%	7/29/32	28,000	25,684
	Capital One Financial Corp.	2.618%	11/2/32	20,000	19,152
	Cboe Global Markets Inc.	1.625%	12/15/30	15,880	14,547
[7]	CBRE Global Investors Open-Ended Fund SCA SICAV-SIF Pan European Core Fund	0.500%	1/27/28	9,100	9,756
	Charles Schwab Corp.	3.300%	4/1/27	20,837	21,954
	Charles Schwab Corp.	3.200%	1/25/28	24,693	25,943
	Charles Schwab Corp.	2.000%	3/20/28	20,000	19,696
	Charles Schwab Corp.	4.000%	2/1/29	17,652	19,368
	Charles Schwab Corp.	3.250%	5/22/29	4,000	4,188
	Charles Schwab Corp.	4.625%	3/22/30	1,705	1,964
	Charles Schwab Corp.	1.650%	3/11/31	10,000	9,281
	Chubb INA Holdings Inc.	1.375%	9/15/30	32,120	29,235
[7]	Cia de Seguros Fidelidade SA	4.250%	9/4/31	2,200	2,581
	CIT Group Inc.	5.250%	3/7/25	778	850
	Citigroup Inc.	3.200%	10/21/26	25,000	25,912
	Citigroup Inc.	4.300%	11/20/26	32,452	35,119
	Citigroup Inc.	4.450%	9/29/27	34,218	37,210
	Citigroup Inc.	3.887%	1/10/28	20,800	22,054
	Citigroup Inc.	3.668%	7/24/28	44,260	46,545
	Citigroup Inc.	4.125%	7/25/28	39,250	42,044
	Citigroup Inc.	3.520%	10/27/28	40,466	42,285
	Citigroup Inc.	4.075%	4/23/29	19,086	20,484
	Citigroup Inc.	3.980%	3/20/30	34,793	37,206
	Citigroup Inc.	2.976%	11/5/30	40,076	40,363
	Citigroup Inc.	2.666%	1/29/31	42,659	41,894
	Citigroup Inc.	4.412%	3/31/31	39,752	43,829
	Citigroup Inc.	2.572%	6/3/31	24,000	23,394
	Citigroup Inc.	2.561%	5/1/32	21,400	20,751
	Citigroup Inc.	6.625%	6/15/32	260	334
	Citigroup Inc.	2.520%	11/3/32	38,000	36,614
	Citigroup Inc.	3.057%	1/25/33	24,000	24,223
	Citigroup Inc.	4.650%	7/23/48	5,000	6,029

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Citizens Financial Group Inc.	2.500%	2/6/30	5,948	5,799
	Citizens Financial Group Inc.	3.250%	4/30/30	11,061	11,359
	CNA Financial Corp.	3.450%	8/15/27	12,300	12,945
	CNA Financial Corp.	2.050%	8/15/30	12,000	11,295
	CNO Financial Group Inc.	5.250%	5/30/29	16,377	18,210
[4]	Coinbase Global Inc.	3.625%	10/1/31	2,345	2,043
[4]	Commonwealth Bank of Australia	2.688%	3/11/31	12,000	11,457
[5,9]	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate + 1.320%	1.367%	8/20/31	27,100	18,975
[5,9]	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate + 1.800%	1.862%	9/10/30	51,700	37,126
	Credit Suisse Group AG	4.550%	4/17/26	2,000	2,156
[4]	Credit Suisse Group AG	1.305%	2/2/27	11,920	11,267
[7]	Credit Suisse Group AG	0.650%	1/14/28	13,200	14,361
[4]	Credit Suisse Group AG	4.194%	4/1/31	250	266
[4]	Credit Suisse Group AG	3.091%	5/14/32	15,600	15,151
[7]	Credit Suisse Group AG	0.625%	1/18/33	200	199
	Deutsche Bank AG	2.311%	11/16/27	13,400	13,025
	Deutsche Bank AG	2.552%	1/7/28	12,600	12,344
	Deutsche Bank AG	3.729%	1/14/32	5,000	4,862
	Deutsche Bank AG	3.035%	5/28/32	30,350	29,277
	Development Bank of Kazakhstan JSC	4.125%	12/10/22	8,605	8,716
[4]	Development Bank of Kazakhstan JSC	2.950%	5/6/31	13,096	12,474
[4,12]	Dexia Credit Local SA	2.375%	9/20/22	1,750	1,768
	Discover Bank	4.650%	9/13/28	29,600	32,763
	Discover Bank	2.700%	2/6/30	13,788	13,557
	Discover Financial Services	4.100%	2/9/27	2,000	2,124
	E*TRADE Financial Corp.	3.800%	8/24/27	3,003	3,203
[7]	ELM BV for Helvetia Schweizerische Versicherungsgesellschaft AG	3.375%	9/29/47	400	492
	Enstar Group Ltd.	4.950%	6/1/29	20,380	22,128
	Enstar Group Ltd.	3.100%	9/1/31	12,000	11,354
	Equitable Holdings Inc.	4.350%	4/20/28	21,531	23,423
	Fairfax Financial Holdings Ltd.	4.850%	4/17/28	565	615
	Fairfax Financial Holdings Ltd.	4.625%	4/29/30	25,330	27,671
	Fairfax Financial Holdings Ltd.	3.375%	3/3/31	15,500	15,528
	Fidelity National Financial Inc.	4.500%	8/15/28	4,000	4,363
	Fidelity National Financial Inc.	3.400%	6/15/30	36,371	37,323
	Fidelity National Financial Inc.	2.450%	3/15/31	7,374	7,031
	First American Financial Corp.	2.400%	8/15/31	10,000	9,475
[4]	Five Corners Funding Trust II	2.850%	5/15/30	15,000	15,128
	Franklin Resources Inc.	1.600%	10/30/30	15,000	13,706
	FS KKR Capital Corp.	3.400%	1/15/26	10,000	9,972
	GATX Corp.	4.000%	6/30/30	4,093	4,390
	GATX Corp.	1.900%	6/1/31	25,000	22,971
[4]	Global Atlantic Fin Co.	3.125%	6/15/31	25,000	23,953
[8]	Goldman Sachs Group Inc.	1.000%	12/16/25	29,400	38,203
[7]	Goldman Sachs Group Inc.	1.625%	7/27/26	10,700	12,513
	Goldman Sachs Group Inc.	3.850%	1/26/27	23,300	24,586
	Goldman Sachs Group Inc.	1.948%	10/21/27	15,000	14,598
	Goldman Sachs Group Inc.	2.640%	2/24/28	17,470	17,477
	Goldman Sachs Group Inc.	3.691%	6/5/28	46,207	48,578
	Goldman Sachs Group Inc.	3.814%	4/23/29	44,483	47,004
	Goldman Sachs Group Inc.	4.223%	5/1/29	50,389	54,392
	Goldman Sachs Group Inc.	2.600%	2/7/30	32,416	31,811
	Goldman Sachs Group Inc.	3.800%	3/15/30	2,000	2,127

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Goldman Sachs Group Inc.	1.992%	1/27/32	31,460	28,995
	Goldman Sachs Group Inc.	2.615%	4/22/32	41,000	39,725
	Goldman Sachs Group Inc.	2.383%	7/21/32	84,346	79,870
	Goldman Sachs Group Inc.	2.650%	10/21/32	55,650	53,875
	Goldman Sachs Group Inc.	3.102%	2/24/33	50,240	50,520
[7]	Goldman Sachs Group Inc.	1.000%	3/18/33	5,600	6,009
	Goldman Sachs Group Inc.	3.436%	2/24/43	4,670	4,661
[5,9]	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate + 1.550%	1.612%	5/2/24	30,700	22,153
	Hanover Insurance Group Inc.	2.500%	9/1/30	5,000	4,847
	Hartford Financial Services Group Inc.	2.800%	8/19/29	3,926	3,962
	HSBC Holdings plc	4.375%	11/23/26	11,018	11,761
[8]	HSBC Holdings plc	1.750%	7/24/27	12,800	16,629
	HSBC Holdings plc	4.041%	3/13/28	78,139	82,612
	HSBC Holdings plc	2.013%	9/22/28	42,450	40,673
	HSBC Holdings plc	4.583%	6/19/29	41,640	45,411
	HSBC Holdings plc	2.206%	8/17/29	15,000	14,289
	HSBC Holdings plc	4.950%	3/31/30	17,320	19,738
	HSBC Holdings plc	3.973%	5/22/30	29,752	31,369
	HSBC Holdings plc	2.848%	6/4/31	36,495	35,765
	HSBC Holdings plc	2.357%	8/18/31	23,560	22,190
	HSBC Holdings plc	2.804%	5/24/32	36,500	35,316
	HSBC Holdings plc	2.871%	11/22/32	16,000	15,477
[5,9]	HSBC Holdings plc, 3M Australian Bank Bill Rate + 1.100%	1.145%	2/16/24	28,200	20,059
	Huntington Bancshares Inc.	2.550%	2/4/30	10,000	9,879
	ICBCIL Finance Co. Ltd.	3.375%	4/5/22	10,000	10,029
	ING Groep NV	3.950%	3/29/27	25,636	27,413
	ING Groep NV	4.550%	10/2/28	9,000	9,987
	ING Groep NV	4.050%	4/9/29	13,264	14,373
	Intercontinental Exchange Inc.	3.750%	9/21/28	6,090	6,546
	Intercontinental Exchange Inc.	2.100%	6/15/30	21,000	20,094
[4]	Intesa Sanpaolo SpA	4.198%	6/1/32	10,000	9,591
[4]	Intesa Sanpaolo SPA	4.000%	9/23/29	21,525	22,444
[7]	JAB Holdings BV	3.375%	4/17/35	6,700	8,685
[7]	JAB Holdings BV	2.250%	12/19/39	1,000	1,112
	Jefferies Group LLC / Jefferies Group Capital Finance Inc.	4.150%	1/23/30	5,000	5,403
	Jefferies Group LLC / Jefferies Group Capital Finance Inc.	2.625%	10/15/31	10,000	9,529
	JPMorgan Chase & Co.	4.250%	10/1/27	9,000	9,816
	JPMorgan Chase & Co.	3.625%	12/1/27	18,750	19,740
	JPMorgan Chase & Co.	3.782%	2/1/28	34,793	36,836
	JPMorgan Chase & Co.	3.540%	5/1/28	37,277	39,094
	JPMorgan Chase & Co.	2.182%	6/1/28	36,575	35,933
	JPMorgan Chase & Co.	3.509%	1/23/29	42,057	43,931
	JPMorgan Chase & Co.	4.005%	4/23/29	46,001	49,318
	JPMorgan Chase & Co.	2.069%	6/1/29	37,500	36,052
	JPMorgan Chase & Co.	4.203%	7/23/29	31,355	33,980
	JPMorgan Chase & Co.	4.452%	12/5/29	22,800	25,109
	JPMorgan Chase & Co.	3.702%	5/6/30	43,522	46,065
	JPMorgan Chase & Co.	2.739%	10/15/30	81,229	80,817
	JPMorgan Chase & Co.	4.493%	3/24/31	15,100	16,894
	JPMorgan Chase & Co.	2.522%	4/22/31	37,000	36,100
	JPMorgan Chase & Co.	2.956%	5/13/31	36,400	36,195
	JPMorgan Chase & Co.	1.764%	11/19/31	35,000	32,025
	JPMorgan Chase & Co.	1.953%	2/4/32	65,000	60,243
	JPMorgan Chase & Co.	2.580%	4/22/32	33,950	33,028

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	JPMorgan Chase & Co.	2.545%	11/8/32	30,000	29,098
	JPMorgan Chase & Co.	2.963%	1/25/33	59,600	59,959
[7]	KBC Group NV	0.500%	12/3/29	7,900	8,727
	Kemper Corp.	2.400%	9/30/30	4,837	4,572
	KeyCorp	4.100%	4/30/28	15,000	16,327
[4]	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	5.250%	10/1/25	671	674
	Lazard Group LLC	4.500%	9/19/28	31,409	34,545
	Lazard Group LLC	4.375%	3/11/29	555	608
	Lincoln National Corp.	3.400%	1/15/31	11,993	12,511
[9]	Lloyds Banking Group plc	4.000%	3/7/25	2,300	1,707
	Lloyds Banking Group plc	3.750%	1/11/27	43,999	46,488
	Lloyds Banking Group plc	4.375%	3/22/28	29,752	32,502
	Lloyds Banking Group plc	4.550%	8/16/28	23,800	26,240
	Lloyds Banking Group plc	3.574%	11/7/28	10,873	11,361
[5,9]	Lloyds Banking Group plc, 3M Australian Bank Bill Rate + 1.400%	1.458%	3/7/25	19,000	13,650
	Loews Corp.	3.200%	5/15/30	3,000	3,117
[9]	Macquarie Bank Ltd.	1.750%	8/7/24	9,640	6,792
[4]	Macquarie Bank Ltd.	3.052%	3/3/36	20,000	19,057
[5,9]	Macquarie Bank Ltd., 3M Australian Bank Bill Rate + 0.800%	0.845%	8/7/24	35,000	24,925
[5,9]	Macquarie Bank Ltd., 3M Australian Bank Bill Rate + 0.840%	0.880%	2/12/25	25,000	17,807
[5,9]	Macquarie Bank Ltd., 3M Australian Bank Bill Rate + 2.900%	2.945%	5/28/30	45,710	33,690
[4]	Macquarie Group Ltd.	1.629%	9/23/27	13,335	12,816
[4]	Macquarie Group Ltd.	2.691%	6/23/32	20,000	19,237
	Markel Corp.	3.350%	9/17/29	19,039	19,932
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	26,293	29,340
	Marsh & McLennan Cos. Inc.	2.250%	11/15/30	18,175	17,548
	Metlife Inc.	4.550%	3/23/30	24,945	28,570
[4]	Midcap Financial Issuer Trust	5.625%	1/15/30	2,360	2,291
	Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	4,920	5,220
	Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	2,750	2,869
	Mitsubishi UFJ Financial Group Inc.	3.961%	3/2/28	10,136	10,921
	Mitsubishi UFJ Financial Group Inc.	4.050%	9/11/28	5,000	5,440
	Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	43,090	45,937
	Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	41,735	42,866
	Mitsubishi UFJ Financial Group Inc.	2.559%	2/25/30	37,878	37,225
	Mitsubishi UFJ Financial Group Inc.	2.309%	7/20/32	40,000	38,129
	Mitsubishi UFJ Financial Group Inc.	2.494%	10/13/32	8,000	7,753
	Mizuho Financial Group Inc.	3.663%	2/28/27	1,879	1,985
	Mizuho Financial Group Inc.	1.234%	5/22/27	34,763	33,037
	Mizuho Financial Group Inc.	4.018%	3/5/28	7,750	8,355
	Mizuho Financial Group Inc.	4.254%	9/11/29	2,000	2,173
	Mizuho Financial Group Inc.	3.153%	7/16/30	21,400	21,887
	Mizuho Financial Group Inc.	2.869%	9/13/30	10,620	10,662
	Mizuho Financial Group Inc.	2.591%	5/25/31	19,607	19,175
	Mizuho Financial Group Inc.	2.201%	7/10/31	13,000	12,315
	Mizuho Financial Group Inc.	2.260%	7/9/32	12,000	11,391
	Morgan Stanley	4.350%	9/8/26	23,460	25,364
	Morgan Stanley	3.625%	1/20/27	68,607	72,434
	Morgan Stanley	3.950%	4/23/27	26,821	28,632
	Morgan Stanley	2.475%	1/21/28	14,700	14,664
	Morgan Stanley	3.591%	7/22/28	57,390	60,214

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Morgan Stanley	3.772%	1/24/29	36,421	38,647
	Morgan Stanley	4.431%	1/23/30	43,000	47,558
	Morgan Stanley	2.699%	1/22/31	51,418	50,952
	Morgan Stanley	3.622%	4/1/31	37,909	40,079
	Morgan Stanley	1.794%	2/13/32	39,259	35,896
	Morgan Stanley	1.928%	4/28/32	19,429	17,884
	Morgan Stanley	2.239%	7/21/32	47,078	44,437
	Morgan Stanley	2.511%	10/20/32	20,000	19,344
	Morgan Stanley	2.943%	1/21/33	45,800	45,883
	Morgan Stanley	2.484%	9/16/36	30,000	27,834
	Natwest Group plc	1.642%	6/14/27	12,338	11,908
	Natwest Group plc	3.073%	5/22/28	12,686	12,889
	Natwest Group plc	4.892%	5/18/29	23,355	25,948
	Natwest Group plc	5.076%	1/27/30	17,179	19,312
	Natwest Group plc	4.445%	5/8/30	7,550	8,200
	Natwest Group plc	3.032%	11/28/35	15,000	14,256
[8]	NIBC Bank NV	3.125%	11/15/23	17,600	24,148
[4]	Nippon Life Insurance Co.	2.750%	1/21/51	11,110	10,574
[4]	Nippon Life Insurance Co.	2.900%	9/16/51	15,000	14,378
	Nomura Holdings Inc.	1.653%	7/14/26	12,000	11,536
	Nomura Holdings Inc.	2.172%	7/14/28	25,300	24,236
	Nomura Holdings Inc.	2.710%	1/22/29	12,950	12,739
	Nomura Holdings Inc.	3.103%	1/16/30	7,857	7,883
	Nomura Holdings Inc.	2.679%	7/16/30	5,000	4,837
	Nomura Holdings Inc.	2.608%	7/14/31	11,000	10,488
	Nomura Holdings Inc.	2.999%	1/22/32	10,000	9,840
	Northern Trust Corp.	1.950%	5/1/30	5,574	5,364
	Northern Trust Corp.	3.375%	5/8/32	5,036	5,205
	OneMain Finance Corp.	3.500%	1/15/27	1,855	1,764
	ORIX Corp.	2.250%	3/9/31	5,217	5,064
	Owl Rock Capital Corp.	3.400%	7/15/26	16,000	15,926
	Owl Rock Capital Corp.	2.875%	6/11/28	300	285
[7]	Phoenix Group Holdings plc	4.375%	1/24/29	7,660	9,744
[4]	Pine Street Trust I	4.572%	2/15/29	250	274
	PNC Bank NA	3.100%	10/25/27	6,986	7,321
	PNC Bank NA	3.250%	1/22/28	28,085	29,396
	PNC Bank NA	2.700%	10/22/29	29,415	29,543
	PNC Financial Services Group Inc.	3.450%	4/23/29	32,603	34,737
	PNC Financial Services Group Inc.	2.550%	1/22/30	25,000	24,970
	Principal Financial Group Inc.	3.700%	5/15/29	18,767	20,218
	Progressive Corp.	4.000%	3/1/29	1,070	1,173
	Progressive Corp.	3.200%	3/26/30	14,172	14,950
[4]	Protective Life Corp.	4.300%	9/30/28	22,700	24,930
	Prudential Financial Inc.	2.100%	3/10/30	2,750	2,684
	Prudential Financial Inc.	5.375%	5/15/45	3,575	3,758
	Prudential plc	3.125%	4/14/30	1,500	1,563
	Regions Financial Corp.	1.800%	8/12/28	35,000	33,360
	Reinsurance Group of America Inc.	3.900%	5/15/29	6,800	7,282
	Reinsurance Group of America Inc.	3.150%	6/15/30	2,925	2,975
[4]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	4.000%	10/15/33	1,563	1,466
[8]	Rothesay Life plc	8.000%	10/30/25	3,748	5,930
	Royal Bank of Canada	2.300%	11/3/31	10,000	9,633
[4]	Sammons Financial Group Inc.	3.350%	4/16/31	10,000	9,863
	Santander Holdings USA Inc.	4.400%	7/13/27	13,772	14,675
	Santander UK Group Holdings plc	2.469%	1/11/28	11,000	10,843

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Santander UK Group Holdings plc	3.823%	11/3/28	2,500	2,619
[4]	SBL Holdings Inc.	5.000%	2/18/31	17,773	18,298
[5,13]	Setanta Aircraft Leasing Designated Activity Co. Bank Loan, 3M USD LIBOR + 2.000%	2.140%	10/31/27	11,145	11,128
	Sixth Street Specialty Lending Inc.	2.500%	8/1/26	5,000	4,864
[8]	Standard Chartered plc	4.375%	1/18/38	2,500	4,108
	State Street Corp.	2.400%	1/24/30	7,030	7,008
	State Street Corp.	3.152%	3/30/31	4,997	5,238
	State Street Corp.	3.031%	11/1/34	3,000	3,038
	Stifel Financial Corp.	4.000%	5/15/30	4,000	4,274
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	19,491	20,459
	Sumitomo Mitsui Financial Group Inc.	3.352%	10/18/27	4,000	4,182
	Sumitomo Mitsui Financial Group Inc.	3.544%	1/17/28	13,366	14,110
	Sumitomo Mitsui Financial Group Inc.	3.944%	7/19/28	4,870	5,249
	Sumitomo Mitsui Financial Group Inc.	1.902%	9/17/28	37,100	35,339
	Sumitomo Mitsui Financial Group Inc.	4.306%	10/16/28	750	825
	Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	84,077	85,548
	Sumitomo Mitsui Financial Group Inc.	2.724%	9/27/29	3,000	2,988
	Sumitomo Mitsui Financial Group Inc.	2.750%	1/15/30	32,727	32,605
	Sumitomo Mitsui Financial Group Inc.	2.130%	7/8/30	19,045	18,049
	Sumitomo Mitsui Financial Group Inc.	2.142%	9/23/30	2,882	2,679
	Sumitomo Mitsui Financial Group Inc.	2.222%	9/17/31	20,100	19,054
	SVB Financial Group	2.100%	5/15/28	30,625	29,902
	SVB Financial Group	3.125%	6/5/30	7,000	7,154
	SVB Financial Group	1.800%	2/2/31	10,000	9,157
	Synchrony Financial	3.700%	8/4/26	24,354	25,225
	Synchrony Financial	3.950%	12/1/27	28,297	29,586
	Synchrony Financial	5.150%	3/19/29	1,157	1,290
	Synchrony Financial	2.875%	10/28/31	35,000	33,424
[4]	Temasek Financial I Ltd.	2.375%	1/23/23	1,000	1,011
[4]	Temasek Financial I Ltd.	2.750%	8/2/61	26,900	26,250
	Toronto-Dominion Bank	2.450%	1/12/32	15,000	14,685
	Truist Bank	2.250%	3/11/30	34,140	33,038
	Truist Financial Corp.	3.875%	3/19/29	10,000	10,776
	Truist Financial Corp.	1.887%	6/7/29	15,000	14,388
	Truist Financial Corp.	1.950%	6/5/30	15,000	14,339
[4]	UBS Group AG	1.494%	8/10/27	15,000	14,292
[7]	UniCredit SpA	1.200%	1/20/26	27,091	30,633
	United Overseas Bank Ltd.	2.880%	3/8/27	3,000	3,003
	US Bancorp	3.900%	4/26/28	2,250	2,453
	US Bancorp	3.000%	7/30/29	21,800	22,381
	US Bancorp	1.375%	7/22/30	27,000	24,599
	US Bancorp	2.491%	11/3/36	7,250	6,956
[4]	USAA Capital Corp.	2.125%	5/1/30	3,600	3,513
[8]	Virgin Money UK plc	4.000%	9/25/26	700	979
[6,14]	Washington Mutual Bank / Debt not acquired by JPMorgan	5.500%	1/15/13	6,147	1
[6,14]	Washington Mutual Bank / Debt not acquired by JPMorgan	5.650%	8/15/14	7,500	1
[6,14]	Washington Mutual Bank / Debt not acquired by JPMorgan	5.125%	1/15/15	9,000	1
[7]	Wells Fargo & Co.	2.250%	5/2/23	5,000	5,780
	Wells Fargo & Co.	4.100%	6/3/26	11,899	12,710
[9]	Wells Fargo & Co.	4.000%	4/27/27	13,972	10,460
	Wells Fargo & Co.	4.300%	7/22/27	22,041	23,965
	Wells Fargo & Co.	3.584%	5/22/28	57,812	60,741

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Wells Fargo & Co.	2.393%	6/2/28	31,588	31,331
	Wells Fargo & Co.	4.150%	1/24/29	26,949	29,312
	Wells Fargo & Co.	2.879%	10/30/30	71,832	72,253
	Wells Fargo & Co.	2.572%	2/11/31	42,900	42,289
	Wells Fargo & Co.	4.478%	4/4/31	2,000	2,246
[8]	Wells Fargo Bank NA	5.250%	8/1/23	11,950	16,858
[4]	Westpac Banking Corp.	1.552%	9/30/26	4,670	4,603
	Westpac Banking Corp.	1.953%	11/20/28	18,700	18,153
	Westpac Banking Corp.	2.894%	2/4/30	250	251
	Westpac Banking Corp.	2.150%	6/3/31	12,780	12,409
	Westpac Banking Corp.	4.110%	7/24/34	11,175	11,718
	Westpac Banking Corp.	2.668%	11/15/35	15,000	14,130
	Westpac Banking Corp.	3.020%	11/18/36	15,000	14,334
[5,9]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.550%	1.620%	1/29/31	25,200	17,907
	Willis North America Inc.	4.500%	9/15/28	14,000	15,218
	Willis North America Inc.	2.950%	9/15/29	52,892	52,659
[7]	XLIT Ltd.	3.250%	6/29/47	9,100	10,981
					8,465,871
Health Care (8.0%)
	AbbVie Inc.	4.250%	11/14/28	78,636	86,041
	AbbVie Inc.	3.200%	11/21/29	130,066	134,159
	Agilent Technologies Inc.	2.750%	9/15/29	10,000	9,990
	Agilent Technologies Inc.	2.300%	3/12/31	25,000	23,785
	AmerisourceBergen Corp.	3.450%	12/15/27	15,701	16,447
	AmerisourceBergen Corp.	2.800%	5/15/30	6,000	5,982
	AmerisourceBergen Corp.	2.700%	3/15/31	78,844	77,005
	Amgen Inc.	2.200%	2/21/27	65,841	65,558
	Amgen Inc.	3.200%	11/2/27	7,553	7,889
	Amgen Inc.	1.650%	8/15/28	41,438	39,405
	Amgen Inc.	2.450%	2/21/30	13,400	13,188
	Anthem Inc.	3.650%	12/1/27	10,000	10,643
	Anthem Inc.	2.875%	9/15/29	30,704	31,057
	Anthem Inc.	2.250%	5/15/30	6,441	6,177
	Anthem Inc.	2.550%	3/15/31	8,000	7,818
	Ascension Health	2.532%	11/15/29	2,500	2,524
	Astrazeneca Finance LLC	1.750%	5/28/28	51,477	49,716
	AstraZeneca plc	1.375%	8/6/30	49,800	45,514
[4]	Bausch Health Cos. Inc.	6.125%	4/15/25	1,207	1,231
[4]	Bausch Health Cos. Inc.	5.500%	11/1/25	970	978
[4,10]	Bausch Health Cos. Inc.	6.125%	2/1/27	1,030	1,033
[4]	Bausch Health Cos. Inc.	7.000%	1/15/28	2,715	2,433
[4]	Bausch Health Cos. Inc.	5.250%	2/15/31	1,615	1,288
[4]	Baxter International Inc.	2.272%	12/1/28	71,445	69,902
	Baxter International Inc.	3.950%	4/1/30	22,000	23,909
	Baxter International Inc.	1.730%	4/1/31	3,000	2,756
[4]	Baxter International Inc.	2.539%	2/1/32	50,000	48,588
[4]	Bayer US Finance II LLC	4.375%	12/15/28	38,367	41,590
	Becton Dickinson and Co.	3.700%	6/6/27	71,977	76,441
	Becton Dickinson and Co.	2.823%	5/20/30	3,465	3,477
	Boston Scientific Corp.	4.000%	3/1/29	12,000	12,934
	Boston Scientific Corp.	2.650%	6/1/30	77,567	76,565
	Bristol-Myers Squibb Co.	3.450%	11/15/27	35,226	37,523
	Bristol-Myers Squibb Co.	3.900%	2/20/28	15,970	17,372
	Bristol-Myers Squibb Co.	3.400%	7/26/29	74,317	78,863

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Bristol-Myers Squibb Co.	1.450%	11/13/30	24,570	22,574
	Cedars-Sinai Health System	2.288%	8/15/31	2,000	1,962
	Centene Corp.	2.450%	7/15/28	19,825	18,880
	Centene Corp.	3.000%	10/15/30	1,487	1,443
	Centene Corp.	2.625%	8/1/31	8,535	7,997
	CHRISTUS Health	4.341%	7/1/28	19,800	21,814
	Cigna Corp.	3.400%	3/1/27	38,217	39,926
	Cigna Corp.	4.375%	10/15/28	64,260	70,701
	Cigna Corp.	2.400%	3/15/30	55,139	53,243
	CommonSpirit Health	2.782%	10/1/30	509	511
	CVS Health Corp.	3.625%	4/1/27	31,060	32,875
	CVS Health Corp.	4.300%	3/25/28	124,564	135,877
	CVS Health Corp.	3.250%	8/15/29	63,378	65,360
	CVS Health Corp.	3.750%	4/1/30	57,849	61,517
	CVS Health Corp.	1.750%	8/21/30	4,635	4,264
	DH Europe Finance II Sarl	2.600%	11/15/29	22,000	22,023
	Eli Lilly & Co.	3.375%	3/15/29	8,300	8,866
	Encompass Health Corp.	4.500%	2/1/28	3,202	3,187
	Gilead Sciences Inc.	2.950%	3/1/27	8,324	8,595
	Gilead Sciences Inc.	1.650%	10/1/30	3,000	2,779
	GlaxoSmithKline Capital Inc.	3.875%	5/15/28	57,224	62,158
	HCA Inc.	5.375%	2/1/25	4,630	4,934
	HCA Inc.	4.500%	2/15/27	34,516	37,135
	HCA Inc.	4.125%	6/15/29	18,660	19,827
	HCA Inc.	2.375%	7/15/31	20,000	18,687
[4]	Highmark Inc.	2.550%	5/10/31	20,000	19,233
	Humana Inc.	3.950%	3/15/27	7,550	8,050
	Humana Inc.	4.875%	4/1/30	1,758	2,002
	Kaiser Foundation Hospitals	3.150%	5/1/27	300	314
[5,13]	Medline Industries Inc. Bank Loan, 1M USD LIBOR + 3.250%	3.750%	10/31/27	2,900	2,887
[7]	Medtronic Global Holdings SCA	2.250%	3/7/39	200	244
	Merck & Co. Inc.	1.700%	6/10/27	18,420	18,084
	Merck & Co. Inc.	1.900%	12/10/28	13,830	13,526
	Merck & Co. Inc.	3.400%	3/7/29	44,089	46,876
	Merck & Co. Inc.	1.450%	6/24/30	7,000	6,484
	Merck & Co. Inc.	2.150%	12/10/31	42,905	41,416
	Mercy Health	4.302%	7/1/28	12,500	13,771
	Mylan Inc.	4.550%	4/15/28	24,800	27,017
	Northwestern Memorial Healthcare Obligated Group	2.633%	7/15/51	5,000	4,567
	Novartis Capital Corp.	2.200%	8/14/30	22,570	22,150
[4]	Option Care Health Inc.	4.375%	10/31/29	1,680	1,632
[4]	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	4.125%	4/30/28	4,065	4,018
[4]	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	5.125%	4/30/31	2,435	2,434
	PerkinElmer Inc.	1.900%	9/15/28	42,366	40,451
	PerkinElmer Inc.	3.300%	9/15/29	5,000	5,149
	PerkinElmer Inc.	2.250%	9/15/31	11,000	10,260
	Pfizer Inc.	3.450%	3/15/29	30,721	32,858
	Pfizer Inc.	2.625%	4/1/30	17,500	17,812
	Pfizer Inc.	1.700%	5/28/30	26,270	24,873
	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	5,000	5,015
	Quest Diagnostics Inc.	2.950%	6/30/30	13,950	14,056
	Quest Diagnostics Inc.	2.800%	6/30/31	6,655	6,616
	Regeneron Pharmaceuticals Inc.	1.750%	9/15/30	15,000	13,636
[4]	Roche Holdings Inc.	1.930%	12/13/28	45,000	43,863

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Roche Holdings Inc.	2.076%	12/13/31	24,820	23,885
	Royalty Pharma plc	1.750%	9/2/27	27,975	26,678
	Royalty Pharma plc	2.200%	9/2/30	10,000	9,294
	Royalty Pharma plc	2.150%	9/2/31	4,000	3,663
	Stanford Health Care	3.310%	8/15/30	17,000	17,951
	STERIS Irish FinCo UnLtd Co.	2.700%	3/15/31	32,000	31,185
	Stryker Corp.	1.950%	6/15/30	13,250	12,513
	Takeda Pharmaceutical Co. Ltd.	5.000%	11/26/28	22,708	25,988
	Takeda Pharmaceutical Co. Ltd.	2.050%	3/31/30	102,037	95,855
[4]	Tenet Healthcare Corp.	4.625%	9/1/24	360	365
[4]	Tenet Healthcare Corp.	7.500%	4/1/25	270	281
[4]	Tenet Healthcare Corp.	4.875%	1/1/26	3,474	3,490
[4]	Tenet Healthcare Corp.	6.250%	2/1/27	1,641	1,681
[4]	Tenet Healthcare Corp.	4.250%	6/1/29	3,819	3,686
[7]	Thermo Fisher Scientific Finance I BV	1.625%	10/18/41	3,200	3,515
	Thermo Fisher Scientific Inc.	1.750%	10/15/28	34,050	32,802
	Thermo Fisher Scientific Inc.	2.600%	10/1/29	25,879	26,059
	Thermo Fisher Scientific Inc.	2.000%	10/15/31	22,425	21,305
[7]	Thermo Fisher Scientific Inc.	1.500%	10/1/39	1,700	1,840
	UnitedHealth Group Inc.	3.850%	6/15/28	29,398	31,987
	UnitedHealth Group Inc.	3.875%	12/15/28	30,288	33,030
	UnitedHealth Group Inc.	2.875%	8/15/29	5,666	5,806
	UnitedHealth Group Inc.	2.000%	5/15/30	10,000	9,558
	UnitedHealth Group Inc.	2.300%	5/15/31	13,500	13,119
[7]	Upjohn Finance BV	1.908%	6/23/32	8,600	9,702
	Viatris Inc.	2.300%	6/22/27	32,360	31,807
	Viatris Inc.	2.700%	6/22/30	41,336	39,887
	Zoetis Inc.	3.000%	9/12/27	4,615	4,755
	Zoetis Inc.	3.900%	8/20/28	21,700	23,370
	Zoetis Inc.	2.000%	5/15/30	15,000	14,261
					2,865,528
Industrials (5.9%)
	3M Co.	3.375%	3/1/29	10,087	10,728
	3M Co.	2.375%	8/26/29	10,000	10,019
[4]	Air Canada	3.875%	8/15/26	2,580	2,519
[4]	Airbus SE	3.150%	4/10/27	26,527	27,627
[7]	Airbus SE	2.000%	4/7/28	700	845
[7]	Airbus SE	2.375%	6/9/40	1,800	2,190
[4]	Allison Transmission Inc.	4.750%	10/1/27	5,165	5,238
[4]	American Airlines Inc.	11.750%	7/15/25	1,370	1,660
[4]	American Airlines Inc. / AAdvantage Loyalty IP Ltd.	5.500%	4/20/26	2,935	3,004
[3,4]	American Airlines Inc. / AAdvantage Loyalty IP Ltd.	5.750%	4/20/29	7,985	8,183
[7]	APRR SA	1.500%	1/17/33	500	587
[4]	Aramark Services Inc.	6.375%	5/1/25	1,472	1,524
[4]	Aramark Services Inc.	5.000%	2/1/28	2,610	2,591
[9]	Aurizon Finance Pty Ltd.	3.000%	3/9/28	40,230	27,107
[9]	Aurizon Network Pty Ltd.	4.000%	6/21/24	34,840	25,651
[4]	BAE Systems plc	1.900%	2/15/31	16,670	15,301
	Block Financial LLC	3.875%	8/15/30	17,650	18,206
	Boeing Co.	2.250%	6/15/26	5,638	5,567
	Boeing Co.	2.700%	2/1/27	24,130	24,167
	Boeing Co.	5.040%	5/1/27	64,624	71,328
	Boeing Co.	3.250%	2/1/28	33,679	34,378
	Boeing Co.	3.250%	3/1/28	3,131	3,167
	Boeing Co.	3.450%	11/1/28	524	536

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Boeing Co.	3.200%	3/1/29	19,969	20,064
	Boeing Co.	2.950%	2/1/30	10,000	9,805
	Boeing Co.	5.150%	5/1/30	71,841	80,971
	Boeing Co.	3.625%	2/1/31	5,000	5,136
[7]	Bouygues SA	1.125%	7/24/28	700	808
	Canadian Pacific Railway Co.	4.000%	6/1/28	2,000	2,185
	Canadian Pacific Railway Co.	2.050%	3/5/30	3,000	2,883
	Canadian Pacific Railway Co.	2.450%	12/2/31	29,170	28,630
[4]	Cargo Aircraft Management Inc.	4.750%	2/1/28	2,914	2,929
	Carrier Global Corp.	2.493%	2/15/27	14,144	14,239
	Carrier Global Corp.	2.722%	2/15/30	31,000	30,642
	Caterpillar Inc.	2.600%	9/19/29	8,000	8,157
[4]	Clark Equipment Co.	5.875%	6/1/25	1,572	1,620
[4]	Clean Harbors Inc.	4.875%	7/15/27	4,160	4,266
	CSX Corp.	3.800%	3/1/28	18,470	19,821
	CSX Corp.	2.400%	2/15/30	8,663	8,548
[4]	Daimler Trucks Finance North America LLC	2.375%	12/14/28	10,000	9,739
[3]	Delta Air Lines Class AA Series 2020-1 Pass Through Trust	2.000%	12/10/29	9,103	8,898
	Delta Air Lines Inc.	2.900%	10/28/24	1,255	1,241
	Delta Air Lines Inc.	3.750%	10/28/29	2,023	1,964
[3,4]	Delta Air Lines Inc. / SkyMiles IP Ltd.	4.750%	10/20/28	115,221	123,034
	Dover Corp.	2.950%	11/4/29	3,000	3,079
[7]	easyJet FinCo BV	1.875%	3/3/28	400	449
	Embraer Overseas Ltd.	5.696%	9/16/23	582	607
	Embraer SA	5.150%	6/15/22	8,000	8,086
	Emerson Electric Co.	2.000%	12/21/28	44,730	43,510
	Emerson Electric Co.	2.200%	12/21/31	35,550	34,228
	FedEx Corp.	3.400%	2/15/28	478	504
	FedEx Corp.	3.100%	8/5/29	12,359	12,710
	FedEx Corp.	4.250%	5/15/30	7,753	8,562
	FedEx Corp.	2.400%	5/15/31	39,791	38,469
[7]	FedEx Corp.	0.950%	5/4/33	1,501	1,589
[4]	First Student Bidco Inc. / First Transit Parent Inc.	4.000%	7/31/29	2,695	2,553
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	10,000	11,409
	General Dynamics Corp.	3.500%	4/1/27	22,400	23,836
	General Dynamics Corp.	3.750%	5/15/28	20,545	22,138
	General Dynamics Corp.	3.625%	4/1/30	21,607	23,356
	General Dynamics Corp.	2.250%	6/1/31	10,000	9,793
	General Electric Co.	6.750%	3/15/32	8,333	10,948
[8]	Heathrow Funding Ltd.	7.125%	2/14/24	500	735
[8]	Heathrow Funding Ltd.	2.625%	3/16/28	300	392
[8]	Heathrow Funding Ltd.	6.750%	12/3/28	5,765	9,241
	Honeywell International Inc.	2.700%	8/15/29	14,138	14,466
	Honeywell International Inc.	1.950%	6/1/30	9,459	9,101
	Hubbell Inc.	2.300%	3/15/31	15,000	14,485
	Huntington Ingalls Industries Inc.	3.483%	12/1/27	32,160	33,415
[4]	Huntington Ingalls Industries Inc.	2.043%	8/16/28	25,450	24,238
	Huntington Ingalls Industries Inc.	4.200%	5/1/30	15,053	16,334
	Johnson Controls International plc / Tyco Fire & Security Finance SCA	2.000%	9/16/31	34,000	31,771
	L3Harris Technologies Inc.	3.850%	12/15/26	26,665	28,340
	L3Harris Technologies Inc.	4.400%	6/15/28	39,284	43,082
	L3Harris Technologies Inc.	4.400%	6/15/28	6,273	6,865
	L3Harris Technologies Inc.	2.900%	12/15/29	7,831	7,884
	L3Harris Technologies Inc.	1.800%	1/15/31	29,540	27,244

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Lennox International Inc.	1.700%	8/1/27	7,000	6,727
	Lockheed Martin Corp.	1.850%	6/15/30	7,138	6,799
[9]	Lonsdale Finance Pty Ltd.	2.450%	11/20/26	2,500	1,746
[4]	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.	6.500%	6/20/27	46,176	49,090
[4]	Mueller Water Products Inc.	4.000%	6/15/29	900	886
	Norfolk Southern Corp.	3.800%	8/1/28	10,803	11,604
	Norfolk Southern Corp.	2.550%	11/1/29	3,000	3,007
	Norfolk Southern Corp.	2.300%	5/15/31	15,000	14,656
	Northrop Grumman Corp.	3.200%	2/1/27	311	324
	Northrop Grumman Corp.	3.250%	1/15/28	77,009	80,081
	Northrop Grumman Corp.	4.400%	5/1/30	32,630	36,607
	Otis Worldwide Corp.	2.565%	2/15/30	28,769	28,450
[9]	Pacific National Finance Pty Ltd.	5.400%	5/12/27	17,780	13,636
[9]	Pacific National Finance Pty Ltd.	3.700%	9/24/29	18,940	12,979
	Parker-Hannifin Corp.	3.250%	6/14/29	3,000	3,103
[9]	Qantas Airways Ltd.	4.750%	10/12/26	32,930	24,775
[9]	Qantas Airways Ltd.	3.150%	9/27/28	20,500	13,799
[9]	Qantas Airways Ltd.	2.950%	11/27/29	4,270	2,772
	Quanta Services Inc.	2.900%	10/1/30	8,400	8,265
	Quanta Services Inc.	2.350%	1/15/32	7,000	6,488
	Raytheon Technologies Corp.	3.125%	5/4/27	49,338	51,452
	Raytheon Technologies Corp.	4.125%	11/16/28	33,670	36,764
	Raytheon Technologies Corp.	2.250%	7/1/30	14,511	13,976
	Raytheon Technologies Corp.	1.900%	9/1/31	25,000	23,172
	Republic Services Inc.	1.450%	2/15/31	10,000	9,029
	Republic Services Inc.	1.750%	2/15/32	12,620	11,522
	Rockwell Automation Inc.	1.750%	8/15/31	7,500	7,047
[4]	Roller Bearing Co. of America Inc.	4.375%	10/15/29	1,563	1,548
[4]	Rolls-Royce plc	5.750%	10/15/27	4,402	4,632
[4]	Siemens Financieringsmaatschappij NV	1.700%	3/11/28	25,000	24,033
	Southwest Airlines Co.	7.375%	3/1/27	4,930	5,865
	Southwest Airlines Co.	5.125%	6/15/27	45,782	51,145
	Southwest Airlines Co.	3.450%	11/16/27	9,012	9,376
	Southwest Airlines Co.	2.625%	2/10/30	31,710	30,786
	Stanley Black & Decker Inc.	2.300%	3/15/30	44,607	43,967
[7]	Sydney Airport Finance Co Pty Ltd.	1.750%	4/26/28	400	463
	Teledyne Technologies Inc.	2.250%	4/1/28	34,661	33,939
	Teledyne Technologies Inc.	2.750%	4/1/31	15,000	14,699
[4]	TransDigm Inc.	8.000%	12/15/25	3,425	3,584
[4]	TransDigm Inc.	6.250%	3/15/26	7,569	7,827
	TransDigm Inc.	5.500%	11/15/27	3,009	3,029
	TransDigm Inc.	4.875%	5/1/29	4,880	4,689
[5,9]	Transurban Queensland Finance Pty Ltd., 3M Australian Bank Bill Rate + 2.050%	2.115%	12/16/24	8,000	5,855
	Triton Container International Ltd. / TAL International Container Corp.	3.250%	3/15/32	18,030	17,764
	Union Pacific Corp.	3.950%	9/10/28	17,542	19,093
	Union Pacific Corp.	3.700%	3/1/29	8,149	8,752
	Union Pacific Corp.	2.400%	2/5/30	3,000	2,974
	Union Pacific Corp.	2.375%	5/20/31	20,000	19,681
[3]	United Airlines Class AA Series 2019-2 Pass Through Trust	5.875%	4/15/29	36,898	39,604
[4]	United Airlines Inc.	4.375%	4/15/26	6,300	6,256
[4]	United Airlines Inc.	4.625%	4/15/29	4,865	4,835
[4]	Vertiv Group Corp.	4.125%	11/15/28	1,710	1,668
[4]	Wabash National Corp.	4.500%	10/15/28	788	763

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Waste Management Inc.	3.150%	11/15/27	491	512
	Waste Management Inc.	1.150%	3/15/28	17,865	16,587
	Waste Management Inc.	2.000%	6/1/29	15,320	14,844
	Waste Management Inc.	1.500%	3/15/31	17,800	16,173
[4]	WESCO Distribution Inc.	7.250%	6/15/28	4,463	4,786
[7]	Wizz Air Finance Co. BV	1.350%	1/19/24	10,500	11,956
[4]	ZipRecruiter Inc.	5.000%	1/15/30	2,153	2,132
					2,123,695
Materials (2.0%)
	Allegheny Technologies Inc.	4.875%	10/1/29	775	760
	Allegheny Technologies Inc.	5.125%	10/1/31	780	766
	Amcor Flexibles North America Inc.	2.690%	5/25/31	20,000	19,674
	ArcelorMittal SA	4.250%	7/16/29	10,000	10,543
[4]	Arconic Corp.	6.000%	5/15/25	770	797
[4]	Arconic Corp.	6.125%	2/15/28	1,305	1,355
[4]	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc	3.250%	9/1/28	2,522	2,395
[4]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	4/30/25	1,839	1,881
[4]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	4.125%	8/15/26	2,510	2,491
[4]	Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV	4.750%	6/15/27	1,319	1,356
[5,13]	Axalta Coating Systems US Holdings Inc. Bank Loan, 3M USD LIBOR + 1.750%	1.974%	11/30/23	1,565	1,560
	Ball Corp.	2.875%	8/15/30	3,032	2,813
	Ball Corp.	3.125%	9/15/31	2,271	2,119
[7]	Berry Global Inc.	1.000%	1/15/25	1,000	1,123
[4]	Berry Global Inc.	4.875%	7/15/26	4,147	4,254
	Berry Global Inc.	1.650%	1/15/27	22,469	21,285
[4]	Berry Global Inc.	5.625%	7/15/27	5,440	5,605
[4]	Big River Steel LLC / BRS Finance Corp.	6.625%	1/31/29	2,801	2,974
[4]	Canpack SA / Canpack US LLC	3.875%	11/15/29	3,733	3,580
[4]	Chemours Co.	4.625%	11/15/29	4,504	4,290
[4]	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP	3.700%	6/1/28	23,646	25,201
	Dow Chemical Co.	4.800%	11/30/28	4,000	4,547
	Dow Chemical Co.	2.100%	11/15/30	57,105	54,145
[7]	Dow Chemical Co.	1.125%	3/15/32	8,300	8,945
	DuPont de Nemours Inc.	4.725%	11/15/28	21,094	23,736
	Ecolab Inc.	1.300%	1/30/31	25,350	23,015
	Ecolab Inc.	2.125%	2/1/32	10,000	9,602
[4]	Element Solutions Inc.	3.875%	9/1/28	3,825	3,680
	FMC Corp.	3.450%	10/1/29	13,000	13,502
[4]	FMG Resources August 2006 Pty Ltd.	4.500%	9/15/27	550	564
	Freeport-McMoRan Inc.	4.125%	3/1/28	7,775	7,947
	Freeport-McMoRan Inc.	4.375%	8/1/28	4,405	4,540
	Freeport-McMoRan Inc.	5.250%	9/1/29	22,881	24,254
	Freeport-McMoRan Inc.	4.250%	3/1/30	4,388	4,471
	Freeport-McMoRan Inc.	4.625%	8/1/30	5,563	5,786
	Freeport-McMoRan Inc.	5.450%	3/15/43	1,230	1,447
[4]	Georgia-Pacific LLC	2.300%	4/30/30	7,000	6,843
[7]	Glencore Capital Finance DAC	1.250%	3/1/33	300	316
[4]	Graham Packaging Co. Inc.	7.125%	8/15/28	2,243	2,277
[4]	Graphic Packaging International LLC	3.500%	3/15/28	2,607	2,508
[4]	Graphic Packaging International LLC	3.500%	3/1/29	977	934
[4]	Hudbay Minerals Inc.	4.500%	4/1/26	4,465	4,393

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	INEOS Quattro Finance 2 plc	3.375%	1/15/26	1,085	1,063
[4]	Ingevity Corp.	3.875%	11/1/28	1,485	1,404
[4]	Kraton Polymers LLC / Kraton Polymers Capital Corp.	4.250%	12/15/25	1,105	1,155
	Linde Inc.	1.100%	8/10/30	5,570	5,042
	Martin Marietta Materials Inc.	2.400%	7/15/31	25,000	24,199
	Newmont Corp.	2.800%	10/1/29	37,675	37,648
	Newmont Corp.	2.250%	10/1/30	34,620	32,829
	Newmont Corp.	2.600%	7/15/32	10,000	9,637
	Nucor Corp.	2.700%	6/1/30	25,060	24,975
	Nutrien Ltd.	4.200%	4/1/29	15,287	16,789
[4]	OCI NV	4.625%	10/15/25	773	793
	Owens Corning	3.875%	6/1/30	370	393
	Packaging Corp. of America	3.000%	12/15/29	17,944	18,198
[4]	Pactiv Evergreen Group Issuer Inc. / Pactiv Evergreen Group Issuer LLC / Reynolds Group	4.000%	10/15/27	2,190	2,075
	PPG Industries Inc.	2.800%	8/15/29	11,000	11,185
	PPG Industries Inc.	2.550%	6/15/30	9,435	9,345
	Rio Tinto Finance USA Ltd.	7.125%	7/15/28	2,000	2,546
	Rio Tinto Finance USA Ltd.	2.750%	11/2/51	6,000	5,493
	RPM International Inc.	3.750%	3/15/27	15,392	16,380
	RPM International Inc.	4.550%	3/1/29	17,250	19,143
	Sherwin-Williams Co.	2.950%	8/15/29	32,011	32,696
	Sherwin-Williams Co.	2.300%	5/15/30	20,563	20,015
	Steel Dynamics Inc.	5.000%	12/15/26	510	525
	Steel Dynamics Inc.	1.650%	10/15/27	14,695	14,033
	Steel Dynamics Inc.	3.450%	4/15/30	36,891	38,310
[4]	Unifrax Escrow Issuer Corp.	5.250%	9/30/28	2,342	2,301
	United States Steel Corp.	6.875%	3/1/29	3,994	4,068
[7]	Westlake Chemical Corp.	1.625%	7/17/29	300	340
	Westrock Co.	4.000%	3/15/28	6,350	6,861
	WRKCo Inc.	3.375%	9/15/27	3,150	3,297
	WRKCo Inc.	3.900%	6/1/28	21,234	22,706
	WRKCo Inc.	4.900%	3/15/29	6,000	6,773
					716,491
Real Estate (5.7%)
	Agree LP	2.000%	6/15/28	28,750	27,569
	Agree LP	2.900%	10/1/30	3,500	3,455
	Agree LP	2.600%	6/15/33	5,720	5,408
[7]	Akelius Residential Property Financing BV	1.000%	1/17/28	500	544
	Alexandria Real Estate Equities Inc.	3.950%	1/15/28	1,975	2,133
	Alexandria Real Estate Equities Inc.	2.750%	12/15/29	27,005	27,186
	Alexandria Real Estate Equities Inc.	4.900%	12/15/30	4,347	5,070
	Alexandria Real Estate Equities Inc.	3.375%	8/15/31	875	916
[7]	alstria office REIT AG	1.500%	6/23/26	700	792
	American Assets Trust LP	3.375%	2/1/31	13,104	12,979
	American Campus Communities Operating Partnership LP	3.625%	11/15/27	880	920
	American Campus Communities Operating Partnership LP	2.250%	1/15/29	22,000	21,112
	American Campus Communities Operating Partnership LP	2.850%	2/1/30	5,049	5,008
	American Homes 4 Rent LP	4.250%	2/15/28	13,372	14,403
	American Homes 4 Rent LP	2.375%	7/15/31	10,000	9,497
	American Tower Corp.	3.375%	10/15/26	8	8
	American Tower Corp.	3.550%	7/15/27	11,315	11,820

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	American Tower Corp.	0.500%	1/15/28	300	323
	American Tower Corp.	3.600%	1/15/28	27,234	28,429
	American Tower Corp.	1.500%	1/31/28	39,887	37,127
	American Tower Corp.	3.950%	3/15/29	9,000	9,533
	American Tower Corp.	3.800%	8/15/29	41,188	43,478
	American Tower Corp.	2.900%	1/15/30	30,100	29,832
	American Tower Corp.	2.100%	6/15/30	24,909	23,197
	American Tower Corp.	1.875%	10/15/30	13,000	11,842
	American Tower Corp.	2.700%	4/15/31	20,000	19,379
	American Tower Corp.	2.300%	9/15/31	4,000	3,744
[7]	Aroundtown SA	1.625%	1/31/28	400	452
	AvalonBay Communities Inc.	3.200%	1/15/28	18,750	19,592
	AvalonBay Communities Inc.	1.900%	12/1/28	13,300	12,794
	AvalonBay Communities Inc.	3.300%	6/1/29	5,000	5,275
	AvalonBay Communities Inc.	2.300%	3/1/30	14,752	14,493
	Boston Properties LP	3.400%	6/21/29	295	305
	Boston Properties LP	2.900%	3/15/30	16,800	16,735
	Boston Properties LP	3.250%	1/30/31	10,806	11,009
	Brandywine Operating Partnership LP	3.950%	11/15/27	27,776	29,318
	Brixmor Operating Partnership LP	3.900%	3/15/27	1,100	1,161
	Brixmor Operating Partnership LP	2.250%	4/1/28	13,000	12,610
	Brixmor Operating Partnership LP	4.125%	5/15/29	18,000	19,387
	Brixmor Operating Partnership LP	4.050%	7/1/30	8,018	8,524
	Brixmor Operating Partnership LP	2.500%	8/16/31	20,000	18,862
	Corporate Office Properties LP	2.000%	1/15/29	20,000	18,820
	Corporate Office Properties LP	2.750%	4/15/31	27,226	26,169
	Crown Castle International Corp.	3.800%	2/15/28	8,758	9,246
	Crown Castle International Corp.	4.300%	2/15/29	22,930	24,914
	Crown Castle International Corp.	3.100%	11/15/29	30,966	31,267
	Crown Castle International Corp.	3.300%	7/1/30	14,589	14,848
	Crown Castle International Corp.	2.250%	1/15/31	13,715	12,861
[4]	CTR Partnership LP / CareTrust Capital Corp.	3.875%	6/30/28	1,756	1,738
	CubeSmart LP	2.250%	12/15/28	20,000	19,431
	CubeSmart LP	4.375%	2/15/29	12,000	13,226
	Digital Realty Trust LP	3.700%	8/15/27	21,675	23,026
	Digital Realty Trust LP	3.600%	7/1/29	37,195	39,003
	Duke Realty LP	3.375%	12/15/27	23,983	25,058
	Duke Realty LP	2.875%	11/15/29	5,000	5,095
	Duke Realty LP	1.750%	2/1/31	3,000	2,760
	Equinix Inc.	2.900%	11/18/26	660	673
	Equinix Inc.	1.800%	7/15/27	15,000	14,445
	Equinix Inc.	1.550%	3/15/28	3,000	2,806
	Equinix Inc.	2.000%	5/15/28	10,000	9,557
	Equinix Inc.	3.200%	11/18/29	6,750	6,830
	Equinix Inc.	2.150%	7/15/30	10,000	9,375
	Equinix Inc.	2.500%	5/15/31	10,000	9,567
	ERP Operating LP	3.500%	3/1/28	8,836	9,409
	ERP Operating LP	4.150%	12/1/28	27,426	30,206
	ERP Operating LP	3.000%	7/1/29	7,000	7,200
	ERP Operating LP	1.850%	8/1/31	5,250	4,931
	Essential Properties LP	2.950%	7/15/31	20,000	19,092
	Essex Portfolio LP	4.000%	3/1/29	426	462
	Essex Portfolio LP	3.000%	1/15/30	10,000	10,193
	Extra Space Storage LP	2.550%	6/1/31	20,000	19,224
	Extra Space Storage LP	2.350%	3/15/32	10,000	9,386

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Federal Realty Investment Trust	3.250%	7/15/27	10,000	10,436
	Federal Realty Investment Trust	3.200%	6/15/29	10,000	10,315
	Federal Realty Investment Trust	3.500%	6/1/30	1,990	2,072
[7]	Hammerson Ireland Finance DAC	1.750%	6/3/27	300	328
[4]	HAT Holdings I LLC / HAT Holdings II LLC	3.375%	6/15/26	2,040	1,972
	Healthcare Realty Trust Inc.	2.400%	3/15/30	1,000	966
	Healthcare Realty Trust Inc.	2.050%	3/15/31	15,000	14,023
	Healthcare Trust of America Holdings LP	3.100%	2/15/30	501	510
	Healthcare Trust of America Holdings LP	2.000%	3/15/31	28,349	26,174
	Healthpeak Properties Inc.	2.125%	12/1/28	12,000	11,714
	Healthpeak Properties Inc.	3.500%	7/15/29	16,479	17,326
	Healthpeak Properties Inc.	3.000%	1/15/30	14,900	15,168
	Healthpeak Properties Inc.	2.875%	1/15/31	10,507	10,554
	Highwoods Realty LP	3.875%	3/1/27	23,615	25,261
	Highwoods Realty LP	4.125%	3/15/28	3,450	3,736
	Highwoods Realty LP	4.200%	4/15/29	342	369
	Highwoods Realty LP	3.050%	2/15/30	12,090	12,172
	Highwoods Realty LP	2.600%	2/1/31	1,161	1,124
	Host Hotels & Resorts LP	3.375%	12/15/29	6,252	6,227
	Host Hotels & Resorts LP	2.900%	12/15/31	16,025	15,068
[7]	ICADE	1.625%	2/28/28	500	580
	IIP Operating Partnership LP	5.500%	5/25/26	9,600	9,890
	Invitation Homes Operating Partnership LP	2.300%	11/15/28	10,000	9,656
	Invitation Homes Operating Partnership LP	2.000%	8/15/31	4,000	3,630
	Kilroy Realty LP	4.750%	12/15/28	6,705	7,512
	Kilroy Realty LP	4.250%	8/15/29	3,500	3,799
	Kilroy Realty LP	3.050%	2/15/30	14,877	14,901
	Kimco Realty Corp.	3.800%	4/1/27	12,979	13,805
	Kimco Realty Corp.	1.900%	3/1/28	33,105	31,763
	Kimco Realty Corp.	2.700%	10/1/30	4,000	3,953
	Kimco Realty Corp.	2.250%	12/1/31	10,000	9,439
	Life Storage LP	4.000%	6/15/29	6,494	6,990
	Life Storage LP	2.200%	10/15/30	7,000	6,644
	Life Storage LP	2.400%	10/15/31	10,000	9,516
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	5.625%	5/1/24	3,010	3,185
[4]	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.625%	6/15/25	3,550	3,734
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.500%	9/1/26	1,440	1,512
	Mid-America Apartments LP	3.950%	3/15/29	17,673	19,239
	Mid-America Apartments LP	2.750%	3/15/30	16,850	16,972
	Mid-America Apartments LP	1.700%	2/15/31	1,900	1,752
	National Retail Properties Inc.	3.500%	10/15/27	8,830	9,285
	National Retail Properties Inc.	4.300%	10/15/28	1,722	1,884
	National Retail Properties Inc.	2.500%	4/15/30	23,948	23,505
	Office Properties Income Trust	2.650%	6/15/26	2,100	2,048
	Omega Healthcare Investors Inc.	4.750%	1/15/28	10,137	10,976
	Omega Healthcare Investors Inc.	3.625%	10/1/29	10,000	10,161
	Omega Healthcare Investors Inc.	3.375%	2/1/31	18,910	18,565
[4]	Ontario Teachers' Cadillac Fairview Properties Trust	3.125%	3/20/22	6,000	6,013
[4]	Ontario Teachers' Cadillac Fairview Properties Trust	3.875%	3/20/27	7,000	7,497
[4]	Ontario Teachers' Cadillac Fairview Properties Trust	4.125%	2/1/29	11,900	12,962
	Phillips Edison Grocery Center Operating Partnership I LP	2.625%	11/15/31	20,000	19,075
	Physicians Realty LP	3.950%	1/15/28	5,775	6,166
	Physicians Realty LP	2.625%	11/1/31	10,000	9,660

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Piedmont Operating Partnership LP	2.750%	4/1/32	10,000	9,545
[7]	Prologis Euro Finance LLC	1.000%	2/6/35	200	207
[7]	Prologis Euro Finance LLC	1.000%	2/16/41	1,400	1,366
[7]	Prologis International Funding II SA	1.625%	6/17/32	4,453	5,085
	Prologis LP	4.375%	2/1/29	15,000	16,844
	Prologis LP	2.250%	4/15/30	10,000	9,737
	Prologis LP	1.250%	10/15/30	10,000	9,010
	Public Storage	1.850%	5/1/28	20,000	19,332
	Public Storage	1.950%	11/9/28	8,800	8,535
	Public Storage	3.385%	5/1/29	18,527	19,579
	Public Storage	2.300%	5/1/31	10,830	10,583
	Public Storage	2.250%	11/9/31	7,000	6,802
[4]	Realogy Group LLC / Realogy Co-issuer Corp.	7.625%	6/15/25	610	648
	Realty Income Corp.	4.875%	6/1/26	2,600	2,879
	Realty Income Corp.	3.950%	8/15/27	14,815	16,016
	Realty Income Corp.	3.650%	1/15/28	18,669	19,793
	Realty Income Corp.	2.200%	6/15/28	7,500	7,345
	Realty Income Corp.	3.100%	12/15/29	21,990	22,712
	Realty Income Corp.	2.850%	12/15/32	10,097	10,078
[8]	Realty Income Corp.	2.500%	1/14/42	681	881
	Regency Centers LP	2.950%	9/15/29	8,150	8,259
	Regency Centers LP	3.700%	6/15/30	22,150	23,397
	Rexford Industrial Realty LP	2.125%	12/1/30	5,488	5,085
	Rexford Industrial Realty LP	2.150%	9/1/31	17,000	15,658
	Sabra Health Care LP	3.900%	10/15/29	21,580	22,020
[7]	Samhallsbyggnadsbolaget i Norden AB	1.000%	8/12/27	700	762
	SBA Communications Corp.	3.125%	2/1/29	3,740	3,491
[7]	SBB Treasury OYJ	1.125%	11/26/29	4,800	5,066
	Simon Property Group LP	3.375%	6/15/27	21,390	22,481
	Simon Property Group LP	3.375%	12/1/27	20,559	21,547
	Simon Property Group LP	1.750%	2/1/28	29,800	28,558
	Simon Property Group LP	2.450%	9/13/29	21,700	21,432
	Simon Property Group LP	2.650%	7/15/30	17,630	17,449
	Simon Property Group LP	2.200%	2/1/31	21,649	20,596
	Spirit Realty LP	2.100%	3/15/28	10,000	9,564
	Spirit Realty LP	3.400%	1/15/30	421	430
	STORE Capital Corp.	2.750%	11/18/30	7,000	6,746
	Sun Communities Operating LP	2.300%	11/1/28	19,600	18,914
	Sun Communities Operating LP	2.700%	7/15/31	10,000	9,603
	Tanger Properties LP	2.750%	9/1/31	12,000	11,188
	UDR Inc.	2.950%	9/1/26	1,900	1,949
	UDR Inc.	3.200%	1/15/30	3,000	3,068
[7]	Unibail-Rodamco-Westfield SE	2.000%	5/29/37	200	224
[4]	Uniti Group LP / Uniti Fiber Holdings Inc. / CSL Capital LLC	7.875%	2/15/25	1,520	1,583
[4]	Uniti Group LP / Uniti Group Finance Inc. / CSL Capital LLC	4.750%	4/15/28	1,885	1,831
	Ventas Realty LP	3.850%	4/1/27	3,900	4,160
[7]	Vonovia Finance BV	1.125%	9/14/34	100	105
[7]	Vonovia Finance BV	1.625%	10/7/39	2,600	2,739
[7]	Vonovia SE	1.500%	6/14/41	2,500	2,579
	Vornado Realty LP	3.400%	6/1/31	10,250	10,207
	Welltower Inc.	4.250%	4/15/28	2,845	3,104
	Welltower Inc.	2.050%	1/15/29	25,955	24,942
	Welltower Inc.	4.125%	3/15/29	435	473
	Welltower Inc.	3.100%	1/15/30	19,120	19,493

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Welltower Inc.	2.750%	1/15/32	10,000	9,749
[8]	Westfield America Management Ltd.	2.125%	3/30/25	16,858	22,361
	Weyerhaeuser Co.	4.000%	11/15/29	15,516	16,808
	Weyerhaeuser Co.	4.000%	4/15/30	1,605	1,736
					2,055,157
Technology (6.1%)
	Adobe Inc.	2.300%	2/1/30	10,000	9,877
	Analog Devices Inc.	1.700%	10/1/28	10,650	10,284
	Analog Devices Inc.	2.100%	10/1/31	15,970	15,408
	Apple Inc.	3.350%	2/9/27	25,834	27,365
	Apple Inc.	2.900%	9/12/27	21,365	22,203
	Apple Inc.	1.200%	2/8/28	45,670	43,187
	Apple Inc.	1.400%	8/5/28	85,000	80,816
	Apple Inc.	1.650%	5/11/30	25,000	23,582
	Apple Inc.	1.250%	8/20/30	6,510	5,933
	Apple Inc.	1.650%	2/8/31	27,770	26,054
	Autodesk Inc.	3.500%	6/15/27	9,000	9,485
	Autodesk Inc.	2.850%	1/15/30	15,692	15,796
	Autodesk Inc.	2.400%	12/15/31	20,000	19,124
	Automatic Data Processing Inc.	1.700%	5/15/28	26,610	25,902
	Automatic Data Processing Inc.	1.250%	9/1/30	24,000	21,922
[4]	Broadcom Inc.	1.950%	2/15/28	17,424	16,638
	Broadcom Inc.	4.110%	9/15/28	29,411	31,388
	Broadcom Inc.	4.750%	4/15/29	42,375	46,686
	Broadcom Inc.	5.000%	4/15/30	37,571	42,174
	Broadcom Inc.	4.150%	11/15/30	30,000	31,917
[4]	Broadcom Inc.	2.450%	2/15/31	23,484	21,952
	CDW LLC / CDW Finance Corp.	4.125%	5/1/25	1,645	1,666
[4]	Ciena Corp.	4.000%	1/31/30	703	696
	Citrix Systems Inc.	3.300%	3/1/30	10,750	10,757
[4]	Clarivate Science Holdings Corp.	4.875%	7/1/29	3,170	3,020
[4]	CommScope Inc.	6.000%	3/1/26	1,210	1,226
[4]	CommScope Inc.	7.125%	7/1/28	3,478	3,261
[4]	CommScope Inc.	4.750%	9/1/29	2,125	2,035
	Dell International LLC / EMC Corp.	6.100%	7/15/27	20,910	24,515
	Dell International LLC / EMC Corp.	5.300%	10/1/29	50,197	57,509
	Dell International LLC / EMC Corp.	6.200%	7/15/30	64,551	78,384
[7]	DXC Capital Funding DAC	0.950%	9/15/31	3,600	3,754
	DXC Technology Co.	2.375%	9/15/28	45,000	43,235
[4]	Entegris Inc.	3.625%	5/1/29	2,275	2,178
	Equifax Inc.	3.100%	5/15/30	17,000	17,131
[4]	Fair Isaac Corp.	4.000%	6/15/28	3,967	3,950
	Fidelity National Information Services Inc.	1.150%	3/1/26	20,000	19,141
	Fidelity National Information Services Inc.	1.650%	3/1/28	32,250	30,444
	Fidelity National Information Services Inc.	3.750%	5/21/29	3,000	3,177
	Fidelity National Information Services Inc.	2.250%	3/1/31	19,692	18,643
	Fiserv Inc.	2.250%	6/1/27	4,310	4,272
	Fiserv Inc.	4.200%	10/1/28	7,000	7,573
	Fiserv Inc.	3.500%	7/1/29	55,450	57,552
	Fiserv Inc.	2.650%	6/1/30	36,950	36,208
	Global Payments Inc.	1.200%	3/1/26	10,000	9,526
	Global Payments Inc.	3.200%	8/15/29	9,480	9,587
	Global Payments Inc.	2.900%	5/15/30	4,550	4,482
	Global Payments Inc.	2.900%	11/15/31	35,000	34,297
	HP Inc.	3.000%	6/17/27	10,130	10,376

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	HP Inc.	3.400%	6/17/30	20,544	21,020
	HP Inc.	2.650%	6/17/31	52,881	50,443
[4]	II-VI Inc.	5.000%	12/15/29	1,003	1,001
	Intel Corp.	1.600%	8/12/28	40,900	39,303
	Intel Corp.	2.450%	11/15/29	58,413	58,294
	Intel Corp.	3.900%	3/25/30	6,363	6,999
	Intel Corp.	2.000%	8/12/31	14,300	13,611
	International Business Machines Corp.	1.700%	5/15/27	1,271	1,237
	International Business Machines Corp.	3.500%	5/15/29	25,444	26,867
	International Business Machines Corp.	1.950%	5/15/30	12,000	11,377
	Juniper Networks Inc.	3.750%	8/15/29	42,207	44,440
	Juniper Networks Inc.	2.000%	12/10/30	20,554	18,809
	Mastercard Inc.	3.300%	3/26/27	16,800	17,809
	Mastercard Inc.	2.950%	6/1/29	19,000	19,808
	Motorola Solutions Inc.	2.750%	5/24/31	25,000	24,189
[4]	MSCI Inc.	3.625%	9/1/30	2,465	2,418
[4]	MSCI Inc.	3.625%	11/1/31	2,845	2,803
[4]	MSCI Inc.	3.250%	8/15/33	1,568	1,471
[4]	Nielsen Finance LLC / Nielsen Finance Co.	5.625%	10/1/28	1,166	1,169
	NVIDIA Corp.	2.850%	4/1/30	20,000	20,532
	NVIDIA Corp.	2.000%	6/15/31	10,000	9,592
[4]	NXP BV / NXP Funding LLC	5.550%	12/1/28	809	944
[4]	NXP BV / NXP Funding LLC / NXP USA Inc.	3.400%	5/1/30	8,456	8,715
[4]	NXP BV / NXP Funding LLC / NXP USA Inc.	2.500%	5/11/31	40,000	38,448
	Oracle Corp.	2.800%	4/1/27	293	295
	Oracle Corp.	3.250%	11/15/27	14,885	15,299
	Oracle Corp.	2.300%	3/25/28	99,614	96,179
	Oracle Corp.	2.950%	4/1/30	70,260	68,800
	Oracle Corp.	2.875%	3/25/31	70,437	67,978
	PayPal Holdings Inc.	2.850%	10/1/29	6,007	6,147
	QUALCOMM Inc.	1.300%	5/20/28	36,811	34,668
	QUALCOMM Inc.	2.150%	5/20/30	4,204	4,099
	QUALCOMM Inc.	1.650%	5/20/32	15,336	14,008
	RELX Capital Inc.	3.000%	5/22/30	8,800	9,001
	Roper Technologies Inc.	3.800%	12/15/26	5,250	5,578
	Roper Technologies Inc.	1.400%	9/15/27	16,317	15,434
	Roper Technologies Inc.	2.950%	9/15/29	6,250	6,312
	Roper Technologies Inc.	2.000%	6/30/30	48,380	45,032
	Roper Technologies Inc.	1.750%	2/15/31	3,000	2,714
	S&P Global Inc.	2.950%	1/22/27	10,649	11,041
[4]	Sabre GLBL Inc.	7.375%	9/1/25	1,628	1,674
	salesforce.com Inc.	1.950%	7/15/31	17,831	17,003
	Skyworks Solutions Inc.	3.000%	6/1/31	31,290	30,169
[4]	SS&C Technologies Inc.	5.500%	9/30/27	3,318	3,431
	Teledyne FLIR LLC	2.500%	8/1/30	14,900	14,383
	Texas Instruments Inc.	2.250%	9/4/29	2,000	1,992
	Texas Instruments Inc.	1.750%	5/4/30	10,755	10,255
	Texas Instruments Inc.	1.900%	9/15/31	16,000	15,280
	Verisk Analytics Inc.	4.125%	3/15/29	22,755	24,601
	Visa Inc.	2.050%	4/15/30	12,752	12,473
	VMware Inc.	4.650%	5/15/27	9,800	10,767
	VMware Inc.	3.900%	8/21/27	57,562	61,166
	VMware Inc.	1.800%	8/15/28	41,394	39,139
	VMware Inc.	4.700%	5/15/30	40,665	45,578

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Western Digital Corp.	4.750%	2/15/26	4,935	5,182
					2,183,265
Utilities (5.0%)
	AEP Transmission Co. LLC	3.650%	4/1/50	6,560	6,869
[9]	AGI Finance Pty Ltd.	1.815%	11/23/28	3,390	2,189
[5,9]	AGI Finance Pty Ltd., 3M Australian Bank Bill Rate + 1.000%	1.068%	1/8/26	22,260	15,731
	Ameren Corp.	1.750%	3/15/28	20,321	19,180
	Ameren Corp.	3.500%	1/15/31	20,245	21,198
	Ameren Illinois Co.	1.550%	11/15/30	9,785	8,982
	American Water Capital Corp.	2.800%	5/1/30	4,000	4,040
	Appalachian Power Co.	3.300%	6/1/27	2,860	2,990
[7]	APT Pipelines Ltd.	1.250%	3/15/33	4,600	4,860
[9]	Ausgrid Finance Pty Ltd.	1.814%	2/5/27	4,550	3,049
[5,9]	Ausgrid Finance Pty Ltd., 3M Australian Bank Bill Rate + 1.220%	1.290%	10/30/24	9,160	6,537
	Berkshire Hathaway Energy Co.	3.700%	7/15/30	19,800	21,377
[4]	Calpine Corp.	5.125%	3/15/28	3,930	3,833
	CenterPoint Energy Houston Electric LLC	2.350%	4/1/31	9,920	9,791
	CenterPoint Energy Inc.	4.250%	11/1/28	23,979	26,076
	CenterPoint Energy Inc.	2.950%	3/1/30	11,305	11,396
	CenterPoint Energy Inc.	2.650%	6/1/31	19,800	19,366
[4]	Comision Federal de Electricidad	3.875%	7/26/33	12,567	11,737
	Comision Federal de Electricidad	3.875%	7/26/33	2,100	1,956
	Consolidated Edison Co. of New York Inc.	3.350%	4/1/30	10,000	10,499
[9]	DBNGP Finance Co. Pty Ltd.	4.225%	5/28/25	30,550	22,738
	Dominion Energy Inc.	4.250%	6/1/28	4,913	5,351
	Dominion Energy Inc.	3.375%	4/1/30	45,450	47,216
	Dominion Energy Inc.	2.250%	8/15/31	5,000	4,753
	DTE Electric Co.	2.250%	3/1/30	24,694	24,123
	DTE Electric Co.	2.625%	3/1/31	14,916	14,982
	DTE Energy Co.	3.400%	6/15/29	20,708	21,448
	DTE Energy Co.	2.950%	3/1/30	13,783	13,857
	Duke Energy Carolinas LLC	3.950%	11/15/28	15,378	16,775
	Duke Energy Carolinas LLC	2.450%	8/15/29	11,375	11,334
	Duke Energy Carolinas LLC	2.450%	2/1/30	25,081	24,778
	Duke Energy Carolinas LLC	2.550%	4/15/31	7,190	7,140
	Duke Energy Carolinas NC Storm Funding LLC	1.679%	7/1/31	2,360	2,311
	Duke Energy Corp.	3.150%	8/15/27	4,234	4,396
	Duke Energy Corp.	2.450%	6/1/30	17,000	16,474
	Duke Energy Corp.	2.550%	6/15/31	25,000	24,184
	Duke Energy Florida LLC	2.500%	12/1/29	25,380	25,301
	Duke Energy Florida LLC	1.750%	6/15/30	34,710	32,495
	Duke Energy Florida LLC	2.400%	12/15/31	10,000	9,781
	Duke Energy Ohio Inc.	2.125%	6/1/30	10,000	9,576
	Duke Energy Progress LLC	3.450%	3/15/29	4,221	4,462
	Duke Energy Progress LLC	2.000%	8/15/31	12,500	11,812
	Edison International	5.750%	6/15/27	9,000	10,091
	Edison International	4.125%	3/15/28	2,000	2,073
[4]	Electricite de France SA	4.500%	9/21/28	5,000	5,442
[4]	Enel Finance International NV	1.875%	7/12/28	20,000	18,822
[7]	Enel Finance International NV	0.875%	6/17/36	5,400	5,572
	Entergy Corp.	1.900%	6/15/28	20,485	19,543
	Entergy Corp.	2.800%	6/15/30	21,235	20,969
	Entergy Corp.	2.400%	6/15/31	15,000	14,330

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Entergy Louisiana LLC	3.120%	9/1/27	20,443	21,161
	Entergy Louisiana LLC	3.250%	4/1/28	8,150	8,497
	Entergy Louisiana LLC	1.600%	12/15/30	5,050	4,622
	Entergy Texas Inc.	4.000%	3/30/29	3,129	3,386
	Entergy Texas Inc.	1.750%	3/15/31	5,000	4,572
	Evergy Inc.	2.900%	9/15/29	48,540	48,557
	Evergy Kansas Central Inc.	3.250%	9/1/49	2,700	2,639
	Eversource Energy	1.650%	8/15/30	16,165	14,751
	Exelon Corp.	4.050%	4/15/30	60,375	65,370
	FirstEnergy Corp.	4.150%	7/15/27	3,705	3,778
	FirstEnergy Corp.	2.650%	3/1/30	23,006	21,715
	FirstEnergy Corp.	3.400%	3/1/50	1,210	1,092
	Florida Power & Light Co.	2.450%	2/3/32	20,000	19,798
[7]	IE2 Holdco SAU	2.875%	6/1/26	21,200	25,665
	ITC Holdings Corp.	3.350%	11/15/27	18,745	19,375
	MidAmerican Energy Co.	3.650%	4/15/29	4,518	4,884
[8]	National Grid Electricity Transmission plc	2.750%	2/6/35	6,600	8,967
	National Rural Utilities Cooperative Finance Corp.	3.400%	2/7/28	11,680	12,264
	National Rural Utilities Cooperative Finance Corp.	3.900%	11/1/28	13,055	14,133
	National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	32,016	34,237
	Nevada Power Co.	2.400%	5/1/30	11,640	11,488
	NextEra Energy Capital Holdings Inc.	1.900%	6/15/28	36,272	35,084
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	8,191	8,593
	NextEra Energy Capital Holdings Inc.	2.750%	11/1/29	25,000	25,083
	NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	30,000	28,908
[4]	NextEra Energy Operating Partners LP	4.500%	9/15/27	8,081	8,192
	NiSource Inc.	2.950%	9/1/29	5,136	5,175
	NRG Energy Inc.	6.625%	1/15/27	471	487
[4]	NRG Energy Inc.	2.450%	12/2/27	16,937	16,414
	NTPC Ltd.	4.250%	2/26/26	6,250	6,600
	Ohio Power Co.	1.625%	1/15/31	19,900	18,192
	Oncor Electric Delivery Co. LLC	5.750%	3/15/29	19,475	23,378
	Pacific Gas and Electric Co.	2.100%	8/1/27	19,960	18,808
	Pacific Gas and Electric Co.	3.300%	12/1/27	23,191	23,109
	Pacific Gas and Electric Co.	3.000%	6/15/28	75,397	73,507
	Pacific Gas and Electric Co.	2.500%	2/1/31	67,175	61,527
	Pacific Gas and Electric Co.	3.250%	6/1/31	20,357	19,568
	PacifiCorp	3.500%	6/15/29	19,585	20,741
	PacifiCorp	2.700%	9/15/30	13,815	13,877
[4]	Pattern Energy Operations LP / Pattern Energy Operations Inc.	4.500%	8/15/28	1,410	1,419
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	4.125%	5/15/27	7,299	7,567
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	5.450%	5/21/28	2,205	2,453
[4,7]	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	1.875%	11/5/31	13,940	14,380
	PG&E Corp.	5.250%	7/1/30	3,123	3,103
	Piedmont Natural Gas Co. Inc.	3.500%	6/1/29	20,625	21,542
	Public Service Electric and Gas Co.	3.200%	5/15/29	17,458	18,310
	Public Service Electric and Gas Co.	2.450%	1/15/30	7,500	7,508
	Public Service Enterprise Group Inc.	1.600%	8/15/30	53,551	48,483
	Sempra Energy	3.250%	6/15/27	6,360	6,582
	Sempra Energy	3.400%	2/1/28	627	655
	Southern California Edison Co.	4.200%	3/1/29	9,000	9,765
	Southern California Edison Co.	2.250%	6/1/30	10,000	9,574

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Southern California Edison Co.	2.750%	2/1/32	19,940	19,714
	Southern California Gas Co.	2.550%	2/1/30	5,790	5,766
	Southern Co.	1.750%	3/15/28	961	914
	Southern Co.	3.700%	4/30/30	2,415	2,551
	Southern Co. Gas Capital Corp.	1.750%	1/15/31	10,833	9,852
	Southwestern Electric Power Co.	4.100%	9/15/28	26,793	28,845
	State Grid Overseas Investment 2014 Ltd.	4.125%	5/7/24	4,005	4,221
	State Grid Overseas Investment BVI Ltd.	3.750%	5/2/23	5,245	5,392
	Union Electric Co.	3.500%	3/15/29	8,552	9,082
	Union Electric Co.	2.950%	3/15/30	18,000	18,490
	Virginia Electric and Power Co.	3.500%	3/15/27	5,000	5,302
	Virginia Electric and Power Co.	3.800%	4/1/28	6,850	7,352
[4]	Vistra Operations Co. LLC	5.500%	9/1/26	2,379	2,424
[4]	Vistra Operations Co. LLC	5.625%	2/15/27	1,769	1,804
[4]	Vistra Operations Co. LLC	5.000%	7/31/27	995	1,009
	WEC Energy Group Inc.	1.375%	10/15/27	40,195	38,069
	WEC Energy Group Inc.	2.200%	12/15/28	10,000	9,753
	WEC Energy Group Inc.	1.800%	10/15/30	5,790	5,334
	Wisconsin Power and Light Co.	1.950%	9/16/31	10,000	9,476
	Xcel Energy Inc.	4.000%	6/15/28	15,662	16,923
	Xcel Energy Inc.	2.350%	11/15/31	21,000	20,325
					1,795,918
Total Corporate Bonds (Cost $30,202,956)					29,465,865
Sovereign Bonds (3.1%)
[4]	Banque Ouest Africaine de Developpement	5.000%	7/27/27	626	677
[4]	CDP Financial Inc.	3.150%	7/24/24	8,000	8,339
	Corp. Financiera de Desarrollo SA	4.750%	7/15/25	3,226	3,452
[4]	Corp. Financiera de Desarrollo SA	2.400%	9/28/27	8,234	7,900
[4]	Dominican Republic	5.875%	1/30/60	458	416
	Export-Import Bank of India	3.875%	3/12/24	3,900	4,038
[4]	Export-Import Bank of India	3.875%	2/1/28	9,675	10,136
	Export-Import Bank of India	3.875%	2/1/28	10,000	10,477
	Federative Republic of Brazil	4.625%	1/13/28	3,621	3,708
	Federative Republic of Brazil	4.750%	1/14/50	13,384	11,221
	Fondo MIVIVIENDA SA	3.500%	1/31/23	12,050	12,255
[4]	Government of Bermuda	4.138%	1/3/23	8,099	8,282
[4]	Government of Bermuda	4.854%	2/6/24	3,517	3,715
	Government of Bermuda	4.854%	2/6/24	11,494	12,134
	Government of Bermuda	4.750%	2/15/29	12,860	14,478
[4,7]	Kingdom of Morocco	2.000%	9/30/30	28,190	29,941
	Kingdom of Saudi Arabia	4.000%	4/17/25	27,173	28,797
	Korea Hydro & Nuclear Power Co. Ltd.	3.000%	9/19/22	2,800	2,830
	KSA Sukuk Ltd.	2.894%	4/20/22	12,050	12,107
[15]	Mexican Bonos	7.750%	5/29/31	1,400,000	68,127
	North American Development Bank	2.400%	10/26/22	343	345
[4,7]	North Macedonia	1.625%	3/10/28	4,501	4,678
	Panama Bonos del Tesoro	3.362%	6/30/31	40,218	38,916
	Republic of Chile	2.750%	1/31/27	19,321	19,581
	Republic of Chile	3.240%	2/6/28	63,742	65,826
	Republic of Chile	2.550%	7/27/33	13,115	12,277
	Republic of Chile	3.500%	1/31/34	2,500	2,555
	Republic of Colombia	4.000%	2/26/24	4,050	4,150
	Republic of Colombia	4.500%	1/28/26	78,612	81,083
	Republic of Colombia	3.875%	4/25/27	18,703	18,365

Intermediate-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Colombia	10.375%	1/28/33	31,960	43,915
	Republic of Colombia	5.000%	6/15/45	3,420	2,909
	Republic of Colombia	5.200%	5/15/49	6,837	5,892
	Republic of Colombia	4.125%	5/15/51	2,395	1,821
	Republic of Guatemala	4.500%	5/3/26	8,972	9,290
	Republic of Hungary	5.375%	2/21/23	28,264	29,516
	Republic of Hungary	5.750%	11/22/23	22,042	23,688
[7]	Republic of Hungary	1.125%	4/28/26	11,200	12,914
[4]	Republic of Hungary	2.125%	9/22/31	16,324	15,468
	Republic of Indonesia	3.850%	7/18/27	5,000	5,356
[7]	Republic of Korea	0.000%	10/15/26	9,000	10,025
	Republic of Lithuania	6.625%	2/1/22	12,000	12,000
	Republic of Panama	4.000%	9/22/24	6,360	6,653
	Republic of Panama	3.750%	3/16/25	16,683	17,397
	Republic of Panama	7.125%	1/29/26	15,019	17,618
	Republic of Panama	8.125%	4/28/34	9,236	13,433
[3]	Republic of Panama	4.500%	4/16/50	1,000	1,027
[3]	Republic of Panama	3.870%	7/23/60	9,571	8,787
	Republic of Paraguay	5.000%	4/15/26	2,176	2,360
[4]	Republic of Paraguay	3.849%	6/28/33	912	919
	Republic of Peru	7.350%	7/21/25	11,030	12,933
	Republic of Peru	2.392%	1/23/26	4,562	4,566
[7]	Republic of Philippines	1.750%	4/28/41	1,014	1,091
[7]	Republic of Serbia	3.125%	5/15/27	48,031	57,528
	Republic of Slovenia	5.500%	10/26/22	36,251	37,428
	Republic of Turkey	5.750%	5/11/47	10,000	7,681
[4]	Republic of Uzbekistan	3.900%	10/19/31	18,000	16,804
	Romania	4.375%	8/22/23	1,000	1,042
[4]	Romania	3.000%	2/27/27	17,500	17,539
[7]	Romania	2.500%	2/8/30	1,224	1,335
[4,7]	Romania	1.750%	7/13/30	19,120	19,513
[7]	Romania	1.750%	7/13/30	7,770	7,930
[4,7]	Romania	2.000%	4/14/33	11,954	11,550
[4,7]	Romania	2.750%	4/14/41	5,410	5,066
[7]	Romania	2.750%	4/14/41	3,506	3,283
	Sharjah Sukuk Program Ltd.	3.854%	4/3/26	11,334	11,790
	Sharjah Sukuk Program Ltd.	2.942%	6/10/27	13,023	12,934
	Socialist Republic of Vietnam	4.800%	11/19/24	10,000	10,676
[16]	SoQ Sukuk A QSC	3.241%	1/18/23	1,000	1,021
	State of Israel	4.500%	4/3/20	8,277	9,924
[7]	United Mexican States	3.625%	4/9/29	6,948	8,844
	United Mexican States	4.500%	4/22/29	81,429	88,168
	United Mexican States	2.659%	5/24/31	11,176	10,527
	United Mexican States	4.400%	2/12/52	6,000	5,796
[4]	Uzbekneftegaz JSC	4.750%	11/16/28	21,450	19,863
Total Sovereign Bonds (Cost $1,149,661)					1,126,626
Taxable Municipal Bonds (0.1%)
[17]	New Jersey Economic Development Authority Appropriations Revenue	7.425%	2/15/29	10,675	13,161
	New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.125%	2/1/24	1,500	1,608
	New York State Dormitory Authority Lease Revenue	3.892%	12/1/24	2,000	2,128
	New York State Urban Development Corp. Income Tax Revenue	3.900%	3/15/33	400	432

Intermediate-Term Investment-Grade Fund
			Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	New York Transportation Development Corp. Miscellaneous Revenue		4.248%	9/1/35	4,335	4,674
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue		5.859%	12/1/24	2,000	2,229
	San Diego County Regional Airport Authority Port, Airport & Marina Revenue		5.594%	7/1/43	6,200	6,761
	Sonoma County CA Miscellaneous Revenue		6.000%	12/1/29	4,290	5,071
	Texas GO, Prere.		3.682%	8/1/22	2,000	2,030
	Texas Private Activity Bond Surface Transportation Corp. Highway Revenue		3.922%	12/31/49	8,550	9,057
Total Taxable Municipal Bonds (Cost $44,794)						47,151
					Shares
Temporary Cash Investments (0.8%)
Money Market Fund (0.8%)
[18]	Vanguard Market Liquidity Fund (Cost $275,069)		0.120%		2,750,999	275,073
		Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Call Swaptions
	2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.603% Semiannually	NGFP	1/13/23	0.603%	317,328	205
	2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.608% Semiannually	CITNA	1/17/23	0.608%	318,214	207
	2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.603% Semiannually	BNPSW	2/3/23	0.603%	316,703	213
	2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.630% Semiannually	MSCS	2/3/23	0.630%	316,703	225
						850

Intermediate-Term Investment-Grade Fund
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value• ($000)
Put Swaptions
5-Year CDX-NA-IG-S37-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	3/16/22	0.625%	251,470	644
Total Options Purchased (Cost $6,142)					1,494
Total Investments (99.2%) (Cost $36,436,125)					35,608,233
Other Assets and Liabilities—Net (0.8%)					299,725
Net Assets (100%)					35,907,958
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $79,639,000 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $43,151,000 have been segregated as initial margin for open futures contracts.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2022, the aggregate value was $2,814,206,000, representing 7.8% of net assets.
5	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
6	Security value determined using significant unobservable inputs.
7	Face amount denominated in euro.
8	Face amount denominated in British pounds.
9	Face amount denominated in Australian dollars.
10	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2022.
11	Guaranteed by the Republic of Azerbaijan.
12	Guaranteed by multiple countries.
13	Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At January 31, 2022 the aggregate value of these securities was $15,575,000, representing 0.0% of net assets.
14	Non-income-producing security—security in default.
15	Face amount denominated in Mexican pesos.
16	Guaranteed by the State of Qatar.
17	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
18	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
3M—3-month.
BNPSW—BNP Paribas.
CITNA—Citibank NA.
GO—General Obligation Bond.
GSI—Goldman Sachs International.
LIBOR—London Interbank Offered Rate.
MSCS—Morgan Stanley Capital Services LLC.
NGFP—Nomura Global Financial Products Inc.
Prere.—Prerefunded.
REIT—Real Estate Investment Trust.
USD—U.S. dollar.

Intermediate-Term Investment-Grade Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
Over-the-Counter Swaptions
Put Swaptions
5-Year CDX-NA-IG-S37-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	3/16/22	0.800%	251,470	(263)
Total Options Written (Premiums Received $284)					(263)
GSI—Goldman Sachs International.

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	March 2022	1,099	131,004	277
10-Year U.S. Treasury Note	March 2022	12,460	1,594,491	(13,889)
Euro-Schatz	March 2022	264	33,181	(35)
Ultra 10-Year U.S. Treasury Note	March 2022	8,624	1,231,750	(18,536)
				(32,183)
Short Futures Contracts
2-Year U.S. Treasury Note	March 2022	(2,084)	(451,512)	3,422
AUD 3-Year Treasury Bond	March 2022	(1,075)	(86,329)	180
AUD 10-Year Treasury Bond	March 2022	(681)	(65,973)	871
Euro-Bobl	March 2022	(1,554)	(230,870)	3,331
Euro-Bund	March 2022	(991)	(188,277)	5,548
Euro-Buxl	March 2022	(171)	(39,056)	2,832
Long Gilt	March 2022	(655)	(107,436)	2,090
Long U.S. Treasury Bond	March 2022	(420)	(65,363)	1,016
Ultra Long U.S. Treasury Bond	March 2022	(811)	(153,228)	4,161
				23,451
				(8,732)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Morgan Stanley Capital Services Inc.	3/16/22	AUD	7,886	USD	5,686	—	(109)
Citibank, N.A.	3/16/22	EUR	18,531	USD	21,155	—	(316)
Bank of America, N.A.	3/16/22	EUR	2,650	USD	3,006	—	(26)
Toronto-Dominion Bank	3/16/22	EUR	2,046	USD	2,319	—	(17)

Intermediate-Term Investment-Grade Fund
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
State Street Bank & Trust Co.	3/16/22	EUR	1,879	USD	2,132	—	(19)
Standard Chartered Bank	3/16/22	EUR	1,779	USD	2,009	—	(9)
Bank of America, N.A.	3/16/22	GBP	15,085	USD	20,249	33	—
Morgan Stanley Capital Services Inc.	3/16/22	GBP	6,526	USD	8,909	—	(134)
Standard Chartered Bank	3/16/22	GBP	4,120	USD	5,597	—	(58)
Goldman Sachs & Co.	3/16/22	ZAR	23,961	USD	1,546	3	—
JPMorgan Chase Bank, N.A.	3/15/22	USD	449,247	AUD	626,958	5,865	—
Citibank, N.A.	3/16/22	USD	20,125	AUD	27,766	489	—
Royal Bank of Canada	3/16/22	USD	5,810	AUD	8,253	—	(26)
State Street Bank & Trust Co.	3/16/22	USD	290,463	EUR	254,222	4,565	—
Bank of New York	3/16/22	USD	290,221	EUR	254,222	4,324	—
Morgan Stanley Capital Services Inc.	3/16/22	USD	26,330	EUR	23,464	—	(58)
Standard Chartered Bank	3/16/22	USD	1,288	EUR	1,141	5	—
Morgan Stanley Capital Services Inc.	3/16/22	USD	461	EUR	402	8	—
Royal Bank of Canada	3/16/22	USD	253	EUR	224	2	—
State Street Bank & Trust Co.	3/16/22	USD	203,833	GBP	149,109	3,352	—
Barclays Bank plc	3/16/22	USD	3,609	GBP	2,659	34	—
Morgan Stanley Capital Services Inc.	3/16/22	USD	3,551	GBP	2,606	47	—
Morgan Stanley Capital Services Inc.	3/16/22	USD	72	JPY	8,326	—	—
Goldman Sachs & Co.	3/16/22	USD	70,375	MXN	1,448,361	707	—
						19,434	(772)
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
MXN—Mexican peso.
USD—U.S. dollar.
ZAR—South African rand.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)		Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
CDX-NA-IG-S37-V1	12/21/24	USD	64,155	1.000	1,214	(224)
CDX-NA-IG-S37-V1	12/22/26	USD	2,420,110	1.000	47,196	(126)
					48,410	(350)

Intermediate-Term Investment-Grade Fund
Centrally Cleared Credit Default Swaps (continued)
Reference Entity	Termination Date	Notional Amount (000)		Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Purchased
CDX-NA-HY-S37-V1	12/22/26	USD	18,510	(5.000)	(1,340)	412
					47,070	62
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Credit Protection Sold/Moody's Rating
Ally Financial Inc./Baa3	12/23/25	GSI	1,630	1.000	6	9	—	(3)
America Movil SAB de CV/A3	12/21/22	BARC	15,000	1.000	116	(26)	142	—
American Express Co./A3	12/23/25	GSI	1,630	1.000	46	42	4	—
American International Group Inc./Baa2	12/23/25	GSI	1,630	1.000	29	18	11	—
Berkshire Hathaway Inc./Aa2	6/21/22	BARC	15,760	1.000	74	20	54	—
Berkshire Hathaway Inc./Aa2	12/21/22	BARC	7,605	1.000	69	23	46	—
Berkshire Hathaway Inc./Aa2	12/21/24	BARC	19,400	1.000	470	331	139	—
Berkshire Hathaway Inc./Aa2	12/21/24	JPMC	9,400	1.000	228	155	73	—
Boeing Co./Baa2	12/23/25	GSI	1,630	1.000	4	(7)	11	—
Chubb INA Holdings Inc./A3	12/23/25	GSI	1,630	1.000	51	47	4	—
Comcast Corp./A3	12/23/25	GSI	1,630	1.000	36	37	—	(1)
CVS Health Corp./Baa2	12/23/25	GSI	1,630	1.000	42	30	12	—
Dominion Energy Inc./Baa2	12/23/25	GSI	1,630	1.000	41	37	4	—
Dow Chemical Co./Baa2	12/23/25	GSI	1,630	1.000	27	24	3	—

Intermediate-Term Investment-Grade Fund
Over-the-Counter Credit Default Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Enbridge Inc./Baa1	12/23/25	GSI	1,630	1.000	24	22	2	—
General Electric Co./Baa1	12/23/25	GSI	1,630	1.000	23	7	16	—
General Motors Co./Baa3	12/23/25	GSI	1,630	1.000	2	(1)	3	—
International Business Machines Corp./A3	12/23/25	GSI	1,630	1.000	40	39	1	—
Kroger Co./Baa1	12/23/25	GSI	1,630	1.000	35	30	5	—
Lincoln National Corp./Baa1	12/23/25	GSI	1,630	1.000	23	17	6	—
Lowe's Cos. Inc./Baa1	12/23/25	GSI	1,630	1.000	47	39	8	—
Marathon Petroleum Corp./Baa2	12/23/25	GSI	1,630	1.000	28	12	16	—
Marsh & McLennan Cos. Inc./Baa1	12/23/25	GSI	1,630	1.000	50	45	5	—
Metlife Inc./A3	6/21/24	BARC	24,300	1.000	419	10	409	—
Metlife Inc./A3	12/23/25	GSI	1,630	1.000	31	29	2	—
Mondelez International Inc./Baa1	12/23/25	GSI	1,630	1.000	40	35	5	—
People’s Republic of China/A1	6/21/22	BNPSW	22,800	1.000	108	15	93	—
Prudential Financial Inc./A3	12/23/25	GSI	1,630	1.000	31	29	2	—
Republic of Chile/A1	12/22/26	GSI	4,575	1.000	45	25	20	—
Republic of Chile/A1	12/22/26	JPMC	13,690	1.000	135	87	48	—
Republic of Colombia/Baa2	12/22/26	JPMC	15,000	1.000	(749)	(432)	—	(317)
Republic of Colombia/Baa2	12/22/26	MSCS	8,600	1.000	(429)	(260)	—	(169)
Simon Property Group LP/A3	12/23/25	GSI	1,630	1.000	28	18	10	—
Unibail-Rodamco-Westfield SE/Baa1	6/23/26	GSI	12,100[2]	1.000	(169)	(148)	—	(21)
UnitedHealth Group Inc./A3	12/23/25	GSI	1,630	1.000	45	41	4	—

Intermediate-Term Investment-Grade Fund
Over-the-Counter Credit Default Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Verizon Communications Inc./Baa1	12/21/22	GSI	15,585	1.000	115	48	67	—
Verizon Communications Inc./Baa1	12/23/25	GSI	1,630	1.000	28	28	—	—
					1,189	475	1,225	(511)
Credit Protection Purchased
Bank of China Ltd.	6/21/22	BNPSW	22,800	(1.000)	(102)	—	—	(102)
Deutsche Bank AG	12/21/22	JPMC	9,115	(1.000)	(63)	(8)	—	(55)
McDonald’s Corp.	6/22/22	GSI	12,325	(1.000)	(58)	(30)	—	(28)
Republic of Turkey	12/22/26	BARC	12,140	(1.000)	2,115	1,528	587	—
Republic of Turkey	12/22/26	HSBC	2,860	(1.000)	498	403	95	—
State of Qatar	6/21/22	BANA	1,360	(1.000)	(6)	1	—	(7)
State of Qatar	6/21/22	CITNA	2,640	(1.000)	(12)	2	—	(14)
					2,372	1,896	682	(206)
					3,561	2,371	1,907	(717)
1	Periodic premium received/paid quarterly.
2	Notional amount denominated in euro.
BANA—Bank of America, N.A.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
CITNA—Citibank NA.
GSI—Goldman Sachs International.
HSBC—HSBC Bank USA, N.A.
JPMC—JPMorgan Chase Bank, N.A.
MSCS—Morgan Stanley Capital Services LLC.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At January 31, 2022, the counterparties had deposited in segregated accounts securities with a value of $24,706,000 and cash of $10,976,000 in connection with open forward currency contracts and open over-the-counter swap contracts.

Intermediate-Term Investment-Grade Fund
Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date[1]	Notional Amount ($000)	Interest Rate Received (%)[2]	Interest Rate (Paid) (%)[3]	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
3/3/32	3/16/22	2,100,000[4]	7.391	(0.000)	(1,508)	(2,702)
1	Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2	Interest payment received/paid every 28 days.
3	Based on 28-day Mexican Interbank Rate (TIIE) as of the most recent payment date. Interest payment received/paid every 28 days.
4	Notional amount denominated in Mexican Peso.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund
Statement of Assets and Liabilities
As of January 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $36,161,056)	35,333,160
Affiliated Issuers (Cost $275,069)	275,073
Total Investments in Securities	35,608,233
Investment in Vanguard	1,189
Foreign Currency, at Value (Cost $9,253)	9,252
Receivables for Investment Securities Sold	106,241
Receivables for Accrued Income	263,385
Receivables for Capital Shares Issued	21,555
Swap Premiums Paid	3,283
Variation Margin Receivable—Futures Contracts	3,088
Variation Margin Receivable—Centrally Cleared Swap Contracts	1,113
Unrealized Appreciation—Forward Currency Contracts	19,434
Unrealized Appreciation—Over-the-Counter Swap Contracts	1,907
Other Assets	457
Total Assets	36,039,137
Liabilities
Due to Custodian	2,161
Payables for Investment Securities Purchased	57,776
Payables for Capital Shares Redeemed	57,090
Payables for Distributions	9,822
Payables to Vanguard	1,666
Options Written, at Value (Premiums Received $284)	263
Swap Premiums Received	912
Unrealized Depreciation—Forward Currency Contracts	772
Unrealized Depreciation—Over-the-Counter Swap Contracts	717
Total Liabilities	131,179
Net Assets	35,907,958

Intermediate-Term Investment-Grade Fund
Statement of Assets and Liabilities (continued)
At January 31, 2022, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	36,706,646
Total Distributable Earnings (Loss)	(798,688)
Net Assets	35,907,958

Investor Shares—Net Assets
Applicable to 196,006,376 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,895,299
Net Asset Value Per Share—Investor Shares	$9.67

Admiral Shares—Net Assets
Applicable to 3,517,490,248 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	34,012,659
Net Asset Value Per Share—Admiral Shares	$9.67

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund
Statement of Operations

Year Ended January 31, 2022
($000)
Investment Income
Income
Interest[1,2]	871,847
Total Income	871,847
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,285
Management and Administrative—Investor Shares	3,887
Management and Administrative—Admiral Shares	29,471
Marketing and Distribution—Investor Shares	179
Marketing and Distribution—Admiral Shares	1,691
Custodian Fees	207
Auditing Fees	42
Shareholders’ Reports—Investor Shares	50
Shareholders’ Reports—Admiral Shares	317
Trustees’ Fees and Expenses	18
Total Expenses	39,147
Net Investment Income	832,700
Realized Net Gain (Loss)
Investment Securities Sold[1]	418,148
Futures Contracts	(35,300)
Options Purchased	(2,657)
Options Written	2,667
Swap Contracts	7,471
Forward Currency Contracts	98,234
Foreign Currencies	(6,655)
Realized Net Gain (Loss)	481,908
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(2,503,209)
Futures Contracts	(19,795)
Options Purchased	(4,729)
Options Written	(137)
Swap Contracts	(167)
Forward Currency Contracts	5,997
Foreign Currencies	(349)
Change in Unrealized Appreciation (Depreciation)	(2,522,389)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,207,781)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $374,000, ($17,000), $8,000, and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Interest is net of foreign withholding taxes of $5,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	832,700	868,577
Realized Net Gain (Loss)	481,908	1,297,445
Change in Unrealized Appreciation (Depreciation)	(2,522,389)	274,647
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,207,781)	2,440,669
Distributions
Investor Shares	(80,528)	(130,968)
Admiral Shares	(1,370,724)	(1,911,445)
Total Distributions	(1,451,252)	(2,042,413)
Capital Share Transactions
Investor Shares	(260,501)	(190,626)
Admiral Shares	1,429,707	3,585,341
Net Increase (Decrease) from Capital Share Transactions	1,169,206	3,394,715
Total Increase (Decrease)	(1,489,827)	3,792,971
Net Assets
Beginning of Period	37,397,785	33,604,814
End of Period	35,907,958	37,397,785

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.39	$10.23	$9.52	$9.61	$9.66
Investment Operations
Net Investment Income[1]	.218	.252	.300	.300	.277
Net Realized and Unrealized Gain (Loss) on Investments	(.550)	.500	.711	(.087)	(.034)
Total from Investment Operations	(.332)	.752	1.011	.213	.243
Distributions
Dividends from Net Investment Income	(.224)	(.257)	(.301)	(.303)	(.274)
Distributions from Realized Capital Gains	(.164)	(.335)	—	—	(.016)
Total Distributions	(.388)	(.592)	(.301)	(.303)	(.290)
Net Asset Value, End of Period	$9.67	$10.39	$10.23	$9.52	$9.61
Total Return[2]	-3.27%	7.49%	10.76%	2.31%	2.47%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,895	$2,305	$2,459	$2,115	$2,472
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	2.16%	2.41%	3.03%	3.20%	2.84%
Portfolio Turnover Rate	82%[3]	113%[3,4]	114%[3]	73%[3]	63%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 1%, 12%, 1% and 1%, respectively, attributable to mortgage-dollar-roll activity.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.39	$10.23	$9.52	$9.61	$9.66
Investment Operations
Net Investment Income[1]	.228	.261	.309	.310	.288
Net Realized and Unrealized Gain (Loss) on Investments	(.550)	.501	.712	(.087)	(.039)
Total from Investment Operations	(.322)	.762	1.021	.223	.249
Distributions
Dividends from Net Investment Income	(.234)	(.267)	(.311)	(.313)	(.283)
Distributions from Realized Capital Gains	(.164)	(.335)	—	—	(.016)
Total Distributions	(.398)	(.602)	(.311)	(.313)	(.299)
Net Asset Value, End of Period	$9.67	$10.39	$10.23	$9.52	$9.61
Total Return[2]	-3.17%	7.59%	10.87%	2.41%	2.58%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$34,013	$35,093	$31,146	$27,011	$27,000
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.25%	2.50%	3.13%	3.30%	2.94%
Portfolio Turnover Rate	82%[3]	113%[3,4]	114%[3]	73%[3]	63%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 1%, 12%, 1% and 1%, respectively, attributable to mortgage-dollar-roll activity.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund
Notes to Financial Statements
Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Certain of the fund’s investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposure. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearing house is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its

Intermediate-Term Investment-Grade Fund
clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2022, the fund’s average investments in long and short futures contracts represented 9% and 5% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended January 31, 2022, the fund’s average investment in forward currency contracts represented 4% of net assets, based on the average of the notional amounts at each quarter-end during the period.

Intermediate-Term Investment-Grade Fund
5. Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund’s sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, and receive a different floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the swaption is out-of-the money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the swaption is in-the-money, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2022, the fund’s average value of investments in swaptions purchased and swaptions written each represented less than 1% of net assets, respectively, based on the average market values at each quarter-end during the period.
6. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for

Intermediate-Term Investment-Grade Fund
example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Intermediate-Term Investment-Grade Fund
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended January 31, 2022, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 4% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
7. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
8. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate.

Intermediate-Term Investment-Grade Fund
Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
9. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
10. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
11. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
12. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on

Intermediate-Term Investment-Grade Fund
certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2022, the fund had contributed to Vanguard capital in the amount of $1,189,000, representing less than 0.01% of the fund’s net assets and 0.48% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Intermediate-Term Investment-Grade Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	3,619,710	—	3,619,710
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,067,244	5,070	1,072,314
Corporate Bonds	—	29,465,862	3	29,465,865
Sovereign Bonds	—	1,126,626	—	1,126,626
Taxable Municipal Bonds	—	47,151	—	47,151
Temporary Cash Investments	275,073	—	—	275,073
Options Purchased	—	1,494	—	1,494
Total	275,073	35,328,087	5,073	35,608,233
Derivative Financial Instruments
Assets
Futures Contracts[1]	23,728	—	—	23,728
Forward Currency Contracts	—	19,434	—	19,434
Swap Contracts	412[1]	1,907	—	2,319
Total	24,140	21,341	—	45,481
Liabilities
Options Written	—	263	—	263
Futures Contracts[1]	32,460	—	—	32,460
Forward Currency Contracts	—	772	—	772
Swap Contracts	3,052[1]	717	—	3,769
Total	35,512	1,752	—	37,264
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	At January 31, 2022, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Investments in Secuties, at Value—Unaffiliated Issuers (Options Purchased)	850	—	644	1,494
Swap Premiums Paid	—	—	3,283	3,283
Unrealized Appreciation—Futures Contracts[1]	23,728	—	—	23,728
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	—	—	412	412

Intermediate-Term Investment-Grade Fund
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Unrealized Appreciation—Forward Currency Contracts	—	19,434	—	19,434
Unrealized Appreciation— Over-the-Counter Swap Contracts	—	—	1,907	1,907
Total Assets	24,578	19,434	6,246	50,258

Options Written, at Value	—	—	263	263
Swap Premiums Received	—	—	912	912
Unrealized Depreciation—Futures Contracts[1]	32,460	—	—	32,460
Unrealized Depreciation—Centrally Cleared Swap Contracts[1]	2,702	—	350	3,052
Unrealized Depreciation—Forward Currency Contracts	—	772	—	772
Unrealized Depreciation— Over-the-Counter Swap Contracts	—	—	717	717
Total Liabilities	35,162	772	2,242	38,176
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2022, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(35,300)	—	—	(35,300)
Options Purchased	(28)	—	(2,629)	(2,657)
Options Written	—	—	2,667	2,667
Swap Contracts	1,411	—	6,060	7,471
Forward Currency Contracts	—	98,234	—	98,234
Realized Net Gain (Loss) on Derivatives	(33,917)	98,234	6,098	70,415
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(19,795)	—	—	(19,795)
Options Purchased	(4,879)	—	150	(4,729)
Options Written	—	—	(137)	(137)
Swap Contracts	(2,917)	—	2,750	(167)
Forward Currency Contracts	—	5,997	—	5,997
Change in Unrealized Appreciation (Depreciation) on Derivatives	(27,591)	5,997	2,763	(18,831)

Intermediate-Term Investment-Grade Fund
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, distributions in connection with fund share redemptions, and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	25,541
Total Distributable Earnings (Loss)	(25,541)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; the deferral of qualified late-year losses; the recognition of gain or loss from foreign currency hedges; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	27,730
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(13,316)
Net Unrealized Gains (Losses)	(803,280)
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	906,103	1,480,721
Long-Term Capital Gains	545,149	561,692
Total	1,451,252	2,042,413
*	Includes short-term capital gains, if any.

Intermediate-Term Investment-Grade Fund
As of January 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	36,409,203
Gross Unrealized Appreciation	329,098
Gross Unrealized Depreciation	(1,132,460)
Net Unrealized Appreciation (Depreciation)	(803,362)
F.	During the year ended January 31, 2022, the fund purchased $21,946,956,000 of investment securities and sold $20,752,774,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $8,811,223,000 and $9,023,169,000, respectively.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2022, such purchases were $174,838,000 and sales were $8,658,467,000, resulting in net realized gain of $374,332,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	373,603	36,840	698,936	66,916
Issued in Lieu of Cash Distributions	71,993	7,179	117,483	11,322
Redeemed	(706,097)	(69,748)	(1,007,045)	(96,799)
Net Increase (Decrease)—Investor Shares	(260,501)	(25,729)	(190,626)	(18,561)
Admiral Shares
Issued	7,799,964	770,507	9,955,217	951,905
Issued in Lieu of Cash Distributions	1,182,976	118,004	1,655,354	159,373
Redeemed	(7,553,233)	(747,411)	(8,025,230)	(778,982)
Net Increase (Decrease)—Admiral Shares	1,429,707	141,100	3,585,341	332,296
H.	Market disruptions associated with current geopolitical events have had a global impact, and uncertainty exists as to their implications. Such disruptions can adversely affect assets and thus performance of the fund; at this time, an aggregate effect on assets and performance cannot be reasonably estimated. Management is continuing to monitor these developments and evaluate impacts they may have on the fund.
Management has determined that no other events or transactions occurred subsequent to January 31, 2022, that would require recognition or disclosure in these financial statements.

Long-Term Investment-Grade Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2012, Through January 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Long-Term Investment-Grade Fund Investor Shares	-4.64%	6.17%	5.64%	$17,305
Bloomberg U.S. Long Credit A or Better Bond Index	-4.88	5.95	5.30	16,766
Bloomberg U.S. Aggregate Bond Index	-2.97	3.08	2.59	12,907

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Long-Term Investment-Grade Fund Admiral Shares	-4.54%	6.28%	5.74%	$87,391
Bloomberg U.S. Long Credit A or Better Bond Index	-4.88	5.95	5.30	83,832
Bloomberg U.S. Aggregate Bond Index	-2.97	3.08	2.59	64,537
See Financial Highlights for dividend and capital gains information.

Long-Term Investment-Grade Fund
Fund Allocation
As of January 31, 2022
Asset-Backed/Commercial Mortgage-Backed Securities	0.3%
Corporate Bonds - Communications	5.7
Corporate Bonds - Consumer Discretionary	5.5
Corporate Bonds - Consumer Staples	4.2
Corporate Bonds - Energy	5.7
Corporate Bonds - Financials	18.2
Corporate Bonds - Health Care	11.6
Corporate Bonds - Industrials	4.1
Corporate Bonds - Materials	0.8
Corporate Bonds - Real Estate	0.5
Corporate Bonds - Technology	10.3
Corporate Bonds - Utilities	15.6
Sovereign Bonds	1.4
Taxable Municipal Bonds	9.5
U.S. Government and Agency Obligations	6.6
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Long-Term Investment-Grade Fund
Financial Statements
Schedule of Investments
As of January 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (6.3%)
U.S. Government Securities (5.7%)
	United States Treasury Note/Bond	0.625%	10/15/24	2,000	1,963
	United States Treasury Note/Bond	0.750%	5/31/26	9,700	9,364
	United States Treasury Note/Bond	0.625%	7/31/26	2,200	2,108
	United States Treasury Note/Bond	1.250%	6/30/28	1,750	1,698
	United States Treasury Note/Bond	1.000%	7/31/28	6,400	6,109
[1]	United States Treasury Note/Bond	0.625%	5/15/30	190,000	173,494
[1]	United States Treasury Note/Bond	0.625%	8/15/30	9,000	8,191
	United States Treasury Note/Bond	1.125%	2/15/31	17,000	16,094
	United States Treasury Note/Bond	1.625%	5/15/31	15,000	14,815
	United States Treasury Note/Bond	1.250%	8/15/31	20,000	19,078
	United States Treasury Note/Bond	1.375%	11/15/31	13,500	13,006
	United States Treasury Note/Bond	4.750%	2/15/37	50,000	68,688
	United States Treasury Note/Bond	4.375%	2/15/38	21,029	28,018
[1,2]	United States Treasury Note/Bond	1.125%	5/15/40	89,000	75,066
	United States Treasury Note/Bond	1.125%	8/15/40	79,390	66,712
	United States Treasury Note/Bond	1.375%	11/15/40	50,000	43,828
	United States Treasury Note/Bond	1.875%	2/15/41	10,000	9,531
	United States Treasury Note/Bond	2.250%	5/15/41	80,000	80,913
	United States Treasury Note/Bond	1.750%	8/15/41	68,000	63,325
	United States Treasury Note/Bond	3.750%	8/15/41	80,084	100,656
	United States Treasury Note/Bond	2.875%	5/15/43	35,000	39,085
	United States Treasury Note/Bond	3.000%	11/15/44	30,000	34,322
	United States Treasury Note/Bond	3.000%	5/15/47	38,000	44,211
[2]	United States Treasury Note/Bond	2.375%	11/15/49	70,000	73,774
	United States Treasury Note/Bond	1.250%	5/15/50	14,750	11,989
	United States Treasury Note/Bond	2.000%	8/15/51	108,685	106,002
	United States Treasury Strip Principal	0.000%	2/15/48	15,000	8,593
					1,120,633
Agency Bonds and Notes (0.3%)
	Tennessee Valley Authority	5.250%	9/15/39	33,800	46,317
	Tennessee Valley Authority	4.250%	9/15/65	10,000	13,569
					59,886
Conventional Mortgage-Backed Securities (0.3%)
[3,4]	Fannie Mae Pool	2.120%	10/1/36	23,000	22,335

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4]	Fannie Mae Pool	2.320%	4/1/36	37,423	37,028
					59,363
Total U.S. Government and Agency Obligations (Cost $1,271,800)					1,239,882
Asset-Backed/Commercial Mortgage-Backed Securities (0.3%)
[3,4]	FHLMC Multifamily Structured Class A2 Series K-1521 Pass Through Certificates	2.184%	8/25/36	21,675	20,912
[3,4]	FHLMC Multifamily Structured Class A2 Series K-1522 Pass Through Certificates	2.361%	10/25/36	29,170	28,778
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $52,349)					49,690
Corporate Bonds (78.7%)
Communications (5.4%)
	Activision Blizzard Inc.	2.500%	9/15/50	6,390	5,507
	Alphabet Inc.	1.900%	8/15/40	25,925	22,123
	Alphabet Inc.	2.050%	8/15/50	1,590	1,310
	Alphabet Inc.	2.250%	8/15/60	17,455	14,172
	America Movil SAB de CV	4.375%	4/22/49	39,405	45,235
	AT&T Inc.	3.500%	6/1/41	8,800	8,583
	AT&T Inc.	3.650%	6/1/51	13,690	13,427
	AT&T Inc.	3.300%	2/1/52	29,415	27,034
	AT&T Inc.	3.500%	9/15/53	1,450	1,377
	AT&T Inc.	3.550%	9/15/55	1,880	1,774
	AT&T Inc.	3.800%	12/1/57	3,697	3,618
[5]	Cable One Inc.	4.000%	11/15/30	265	250
[5]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.750%	3/1/30	440	437
	Charter Communications Operating LLC / Charter Communications Operating Capital Corp.	3.850%	4/1/61	2,000	1,722
[5]	Cogent Communications Group Inc.	3.500%	5/1/26	90	88
	Comcast Corp.	5.650%	6/15/35	30,941	39,158
	Comcast Corp.	6.500%	11/15/35	4,320	5,951
	Comcast Corp.	3.200%	7/15/36	16,810	17,018
	Comcast Corp.	3.900%	3/1/38	39,335	42,268
	Comcast Corp.	4.600%	10/15/38	19,518	22,687
	Comcast Corp.	3.250%	11/1/39	3,000	2,989
	Comcast Corp.	3.750%	4/1/40	17,100	18,141
	Comcast Corp.	4.500%	1/15/43	1,184	1,349
	Comcast Corp.	4.750%	3/1/44	7,745	9,272
	Comcast Corp.	3.400%	7/15/46	14,755	14,651
	Comcast Corp.	4.000%	8/15/47	18,875	20,467
	Comcast Corp.	3.969%	11/1/47	85,688	92,577
	Comcast Corp.	4.000%	3/1/48	12,025	13,024
	Comcast Corp.	4.700%	10/15/48	5,835	6,979
	Comcast Corp.	3.999%	11/1/49	28,176	30,615
	Comcast Corp.	3.450%	2/1/50	5,500	5,468
	Comcast Corp.	2.800%	1/15/51	5,000	4,470
[5]	Comcast Corp.	2.887%	11/1/51	26,933	24,312
	Comcast Corp.	2.450%	8/15/52	2,000	1,673
	Comcast Corp.	4.049%	11/1/52	19,394	21,225
[5]	Comcast Corp.	2.937%	11/1/56	112,349	99,750
	Comcast Corp.	4.950%	10/15/58	1,266	1,622
	Comcast Corp.	2.650%	8/15/62	6,000	4,938
[5]	Comcast Corp.	2.987%	11/1/63	117,830	103,625
[5]	CSC Holdings LLC	5.375%	2/1/28	245	246
[5]	CSC Holdings LLC	4.625%	12/1/30	266	237

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Deutsche Telekom AG	3.625%	1/21/50	3,180	3,189
[5]	Directv Financing LLC / Directv Financing Co-Obligor Inc.	5.875%	8/15/27	160	161
	Discovery Communications LLC	4.650%	5/15/50	1,950	2,114
	Discovery Communications LLC	4.000%	9/15/55	2,000	1,945
[5]	DISH DBS Corp.	5.250%	12/1/26	140	136
	DISH DBS Corp.	5.125%	6/1/29	168	147
	Electronic Arts Inc.	2.950%	2/15/51	2,000	1,816
[5]	Expedia Group Inc.	6.250%	5/1/25	38	42
	Fox Corp.	5.576%	1/25/49	966	1,219
[5]	Frontier Communications Holdings LLC	5.875%	10/15/27	45	46
[5]	Frontier Communications Holdings LLC	5.000%	5/1/28	215	213
[5]	Frontier Communications Holdings LLC	6.000%	1/15/30	315	304
[5]	Gray Escrow II Inc.	5.375%	11/15/31	100	99
[5]	Level 3 Financing Inc.	4.625%	9/15/27	213	211
[5]	Level 3 Financing Inc.	3.625%	1/15/29	115	105
	NBCUniversal Media LLC	4.450%	1/15/43	13,827	15,738
[5]	Netflix Inc.	3.625%	6/15/25	290	300
	Netflix Inc.	4.875%	4/15/28	770	847
	Netflix Inc.	5.875%	11/15/28	115	133
[5]	News Corp.	3.875%	5/15/29	340	326
[5]	Nexstar Media Inc.	5.625%	7/15/27	67	69
[5]	Nexstar Media Inc.	4.750%	11/1/28	130	129
[6]	Omnicom Capital Holdings plc	2.250%	11/22/33	913	1,170
[5]	Sirius XM Radio Inc.	3.125%	9/1/26	45	43
[5]	Sirius XM Radio Inc.	5.000%	8/1/27	99	102
[5]	Sirius XM Radio Inc.	4.000%	7/15/28	35	34
	Sprint Capital Corp.	6.875%	11/15/28	455	544
	Sprint Corp.	7.125%	6/15/24	345	376
	Sprint Corp.	7.625%	3/1/26	400	459
	Telefonica Emisiones SA	4.665%	3/6/38	950	1,046
	Telefonica Emisiones SA	5.213%	3/8/47	2,000	2,326
	Telefonica Emisiones SA	4.895%	3/6/48	2,475	2,792
[5]	Tencent Holdings Ltd.	3.925%	1/19/38	7,240	7,393
	Time Warner Cable LLC	6.550%	5/1/37	11,975	14,839
	T-Mobile USA Inc.	2.625%	2/15/29	580	545
	T-Mobile USA Inc.	3.375%	4/15/29	140	138
[5]	T-Mobile USA Inc.	3.375%	4/15/29	450	440
	T-Mobile USA Inc.	3.000%	2/15/41	4,930	4,455
	T-Mobile USA Inc.	3.300%	2/15/51	590	533
	TWDC Enterprises 18 Corp.	3.000%	7/30/46	5,837	5,534
	TWDC Enterprises 18 Corp.	7.550%	7/15/93	2,512	2,776
[5]	Verizon Communications Inc.	2.355%	3/15/32	3,000	2,848
	Verizon Communications Inc.	3.550%	3/22/51	740	747
	Verizon Communications Inc.	3.700%	3/22/61	2,765	2,771
	ViacomCBS Inc.	4.950%	5/19/50	3,000	3,559
	Vodafone Group plc	5.250%	5/30/48	2,090	2,530
	Vodafone Group plc	4.125%	6/4/81	1,295	1,234
[5]	VZ Secured Financing BV	5.000%	1/15/32	170	164
	Walt Disney Co.	6.200%	12/15/34	3,326	4,405
	Walt Disney Co.	6.400%	12/15/35	17,218	23,427
	Walt Disney Co.	6.650%	11/15/37	2,710	3,802
	Walt Disney Co.	4.625%	3/23/40	11,720	13,680
	Walt Disney Co.	3.500%	5/13/40	58,715	60,353
	Walt Disney Co.	4.750%	9/15/44	8,474	10,111
	Walt Disney Co.	2.750%	9/1/49	64,770	58,229

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Walt Disney Co.	3.600%	1/13/51	41,516	43,482
[5]	WMG Acquisition Corp.	3.750%	12/1/29	695	661
[5]	Zayo Group Holdings Inc.	4.000%	3/1/27	705	667
[5]	Zayo Group Holdings Inc.	6.125%	3/1/28	285	270
					1,059,143
Consumer Discretionary (5.3%)
[5]	1011778 BC ULC / New Red Finance Inc.	3.875%	1/15/28	130	127
[5]	1011778 BC ULC / New Red Finance Inc.	4.375%	1/15/28	290	286
	Alibaba Group Holding Ltd.	4.000%	12/6/37	31,000	32,271
	Alibaba Group Holding Ltd.	4.200%	12/6/47	14,873	15,409
	Alibaba Group Holding Ltd.	4.400%	12/6/57	13,080	14,019
	Amazon.com Inc.	3.875%	8/22/37	55,000	61,440
	Amazon.com Inc.	2.875%	5/12/41	15,845	15,410
	Amazon.com Inc.	4.950%	12/5/44	6,000	7,654
	Amazon.com Inc.	4.050%	8/22/47	95,075	108,435
	Amazon.com Inc.	2.500%	6/3/50	18,720	16,573
	Amazon.com Inc.	3.100%	5/12/51	12,570	12,421
	Amazon.com Inc.	4.250%	8/22/57	50,347	60,611
	Amazon.com Inc.	2.700%	6/3/60	20,830	18,287
	Amazon.com Inc.	3.250%	5/12/61	16,975	16,837
[5]	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/28	295	289
[5]	American Builders & Contractors Supply Co. Inc.	3.875%	11/15/29	170	160
[3]	American University	3.672%	4/1/49	2,563	2,824
	Asbury Automotive Group Inc.	4.500%	3/1/28	1,130	1,124
	Asbury Automotive Group Inc.	4.750%	3/1/30	220	217
[5]	Asbury Automotive Group Inc.	5.000%	2/15/32	85	84
[5]	Boyd Gaming Corp.	8.625%	6/1/25	80	85
	Boyd Gaming Corp.	4.750%	12/1/27	315	314
[5]	Caesars Resort Collection LLC / CRC Finco Inc.	5.750%	7/1/25	18	18
	California Institute of Technology	3.650%	9/1/19	4,242	4,378
[5]	Carnival Corp.	5.750%	3/1/27	460	443
[5]	Carnival Corp.	4.000%	8/1/28	240	228
[5]	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium OP	5.500%	5/1/25	595	612
[5]	Churchill Downs Inc.	5.500%	4/1/27	465	478
[5]	Churchill Downs Inc.	4.750%	1/15/28	288	290
[5]	Clarios Global LP	6.750%	5/15/25	31	32
[5]	Clarios Global LP / Clarios US Finance Co.	8.500%	5/15/27	320	335
	Dana Inc.	4.500%	2/15/32	230	220
[3]	Duke University	2.682%	10/1/44	3,100	2,981
[3]	Duke University	2.832%	10/1/55	9,635	9,511
	Ford Foundation	2.815%	6/1/70	11,950	11,404
	Ford Motor Co.	3.250%	2/12/32	105	100
	Ford Motor Credit Co. LLC	3.087%	1/9/23	70	70
	Ford Motor Credit Co. LLC	3.375%	11/13/25	360	360
	Ford Motor Credit Co. LLC	2.700%	8/10/26	220	213
	Ford Motor Credit Co. LLC	4.271%	1/9/27	240	247
	Ford Motor Credit Co. LLC	3.815%	11/2/27	195	195
	General Motors Co.	5.150%	4/1/38	1,000	1,134
	General Motors Co.	5.200%	4/1/45	1,500	1,725
	General Motors Co.	5.400%	4/1/48	1,000	1,187
	George Washington University	4.300%	9/15/44	2,890	3,487
	Georgetown University	4.315%	4/1/49	14,755	17,583
	Georgetown University	2.943%	4/1/50	18,790	17,558
	Georgetown University	5.215%	10/1/18	940	1,268

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Group 1 Automotive Inc.	4.000%	8/15/28	170	163
[5]	Hilton Domestic Operating Co. Inc.	5.375%	5/1/25	375	386
[5]	Hilton Domestic Operating Co. Inc.	5.750%	5/1/28	105	110
	Home Depot Inc.	5.875%	12/16/36	34,525	46,644
	Home Depot Inc.	3.300%	4/15/40	1,000	1,020
	Home Depot Inc.	5.400%	9/15/40	947	1,217
	Home Depot Inc.	5.950%	4/1/41	18,480	25,203
	Home Depot Inc.	4.200%	4/1/43	6,035	6,856
	Home Depot Inc.	4.875%	2/15/44	60,115	74,199
	Home Depot Inc.	4.400%	3/15/45	12,900	15,142
	Home Depot Inc.	4.250%	4/1/46	21,515	24,847
	Home Depot Inc.	3.900%	6/15/47	28,950	32,025
	Home Depot Inc.	4.500%	12/6/48	14,825	18,058
	Home Depot Inc.	3.125%	12/15/49	5,950	5,836
	Home Depot Inc.	2.375%	3/15/51	2,500	2,136
	Home Depot Inc.	2.750%	9/15/51	21,855	20,110
	Home Depot Inc.	3.500%	9/15/56	947	986
	Indiana University Foundation Inc.	2.820%	10/1/51	6,000	5,776
[5]	International Game Technology plc	4.125%	4/15/26	45	45
[5]	International Game Technology plc	6.250%	1/15/27	20	22
[5]	Lithia Motors Inc.	4.625%	12/15/27	600	618
[5]	Lithia Motors Inc.	3.875%	6/1/29	185	182
[5]	Live Nation Entertainment Inc.	5.625%	3/15/26	29	30
[5]	Live Nation Entertainment Inc.	6.500%	5/15/27	335	361
[5]	Live Nation Entertainment Inc.	3.750%	1/15/28	60	58
	Marriott International Inc.	4.625%	6/15/30	140	153
[3]	Massachusetts Institute of Technology	3.959%	7/1/38	24,140	27,732
[5]	Meritage Homes Corp.	3.875%	4/15/29	1,000	1,008
[5]	MIWD Holdco II LLC / MIWD Finance Corp.	5.500%	2/1/30	85	84
[5]	NCL Corp. Ltd.	5.875%	3/15/26	120	114
	NIKE Inc.	3.625%	5/1/43	30,604	32,919
	NIKE Inc.	3.375%	11/1/46	19,840	20,815
[3]	Northeastern University	2.894%	10/1/50	16,227	15,502
[5]	Penn National Gaming Inc.	5.625%	1/15/27	45	46
	President and Fellows of Harvard College	5.625%	10/1/38	2,500	3,478
[5]	President and Fellows of Harvard College	6.500%	1/15/39	3,709	5,592
	President and Fellows of Harvard College	4.875%	10/15/40	750	976
	President and Fellows of Harvard College	3.150%	7/15/46	17,450	18,489
	Rockefeller Foundation	2.492%	10/1/50	34,515	32,063
[5]	Royal Caribbean Cruises Ltd.	10.875%	6/1/23	20	21
[5]	Royal Caribbean Cruises Ltd.	9.125%	6/15/23	20	21
[5]	Royal Caribbean Cruises Ltd.	11.500%	6/1/25	21	23
[5]	Royal Caribbean Cruises Ltd.	5.375%	7/15/27	50	48
	Thomas Jefferson University	3.847%	11/1/57	24,350	24,398
[5]	Thor Industries Inc.	4.000%	10/15/29	170	162
	Toll Brothers Finance Corp.	4.350%	2/15/28	2,775	2,947
	Toll Brothers Finance Corp.	3.800%	11/1/29	1,345	1,387
	Trustees of the University of Pennsylvania	3.610%	2/15/19	20,230	22,182
[3]	University of Chicago	2.761%	4/1/45	11,735	11,611
[3]	University of Chicago	2.547%	4/1/50	8,120	7,582
	University of Chicago	3.000%	10/1/52	5,695	5,691
[5]	Vail Resorts Inc.	6.250%	5/15/25	595	618
[5]	William Carter Co.	5.500%	5/15/25	155	161
[5]	Williams Scotsman International Inc.	4.625%	8/15/28	79	80
[5]	WK Kellogg Foundation Trust	2.443%	10/1/50	42,390	39,173

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Wyndham Hotels & Resorts Inc.	4.375%	8/15/28	230	229
	Yale University	2.402%	4/15/50	19,845	18,545
					1,036,814
Consumer Staples (4.1%)
[5]	7-Eleven Inc.	2.500%	2/10/41	1,500	1,304
[5]	7-Eleven Inc.	2.800%	2/10/51	760	660
	Altria Group Inc.	5.800%	2/14/39	2,250	2,556
	Altria Group Inc.	3.400%	2/4/41	3,750	3,236
	Altria Group Inc.	4.450%	5/6/50	1,130	1,095
	Anheuser-Busch Cos. LLC	6.750%	12/15/27	400	486
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	2,000	2,298
[7]	Anheuser-Busch InBev SA NV	3.700%	4/2/40	900	1,286
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	3,000	3,328
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	12,383	19,437
	Archer-Daniels-Midland Co.	4.500%	3/15/49	18,749	23,393
	Archer-Daniels-Midland Co.	2.700%	9/15/51	39,935	37,351
	BAT Capital Corp.	4.390%	8/15/37	1,375	1,390
	BAT Capital Corp.	4.540%	8/15/47	1,535	1,498
[6]	BAT International Finance plc	2.250%	9/9/52	300	252
[5]	Cargill Inc.	4.760%	11/23/45	20,000	25,021
[5]	Cargill Inc.	3.125%	5/25/51	13,715	13,767
[7]	CK Hutchison Europe Finance 18 Ltd.	2.000%	4/13/30	1,600	1,879
	Coca-Cola Co.	2.875%	5/5/41	22,925	22,381
	Coca-Cola Co.	2.600%	6/1/50	30,500	27,849
	Coca-Cola Co.	3.000%	3/5/51	47,160	46,355
	Coca-Cola Co.	2.500%	3/15/51	23,665	21,096
	Constellation Brands Inc.	5.250%	11/15/48	2,500	3,085
	Hershey Co.	3.125%	11/15/49	25,500	25,982
	Hormel Foods Corp.	3.050%	6/3/51	20,165	20,168
	Keurig Dr Pepper Inc.	4.500%	11/15/45	1,000	1,128
	Kimberly-Clark Corp.	3.200%	7/30/46	14,400	14,832
	Kraft Heinz Foods Co.	3.875%	5/15/27	2,295	2,383
	Kraft Heinz Foods Co.	3.750%	4/1/30	845	873
	Kraft Heinz Foods Co.	4.875%	10/1/49	2,150	2,453
[5]	Lamb Weston Holdings Inc.	4.875%	5/15/28	380	395
[5]	Nestle Holdings Inc.	3.900%	9/24/38	39,785	44,411
[5]	Nestle Holdings Inc.	4.000%	9/24/48	23,255	26,814
	PepsiCo Inc.	2.625%	10/21/41	14,485	13,781
	PepsiCo Inc.	4.450%	4/14/46	4,784	5,901
	PepsiCo Inc.	3.450%	10/6/46	3,000	3,174
	PepsiCo Inc.	4.000%	5/2/47	3,250	3,768
	PepsiCo Inc.	3.375%	7/29/49	2,944	3,094
	PepsiCo Inc.	2.875%	10/15/49	12,285	11,973
	PepsiCo Inc.	2.750%	10/21/51	42,870	40,732
[5]	Performance Food Group Inc.	6.875%	5/1/25	80	83
[5]	Performance Food Group Inc.	5.500%	10/15/27	535	547
[5]	Performance Food Group Inc.	4.250%	8/1/29	295	277
[7]	Philip Morris International Inc.	2.000%	5/9/36	1,100	1,205
	Philip Morris International Inc.	6.375%	5/16/38	5,802	7,766
	Philip Morris International Inc.	4.375%	11/15/41	4,890	5,293
	Philip Morris International Inc.	3.875%	8/21/42	1,750	1,790
	Philip Morris International Inc.	4.125%	3/4/43	17,345	18,107
	Philip Morris International Inc.	4.875%	11/15/43	9,345	10,702
[5]	Post Holdings Inc.	5.750%	3/1/27	105	108

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Post Holdings Inc.	5.625%	1/15/28	115	118
[5]	SC Johnson & Son Inc.	4.000%	5/15/43	28,110	31,274
	Target Corp.	2.950%	1/15/52	37,895	37,058
	Unilever Capital Corp.	2.625%	8/12/51	45,202	40,789
	Walmart Inc.	3.950%	6/28/38	46,957	53,771
	Walmart Inc.	5.625%	4/1/40	1,840	2,510
	Walmart Inc.	5.625%	4/15/41	3,695	5,107
	Walmart Inc.	2.500%	9/22/41	18,885	17,879
	Walmart Inc.	4.000%	4/11/43	1,326	1,533
	Walmart Inc.	3.625%	12/15/47	33,145	36,903
	Walmart Inc.	4.050%	6/29/48	10,195	12,115
	Walmart Inc.	2.950%	9/24/49	3,758	3,769
	Walmart Inc.	2.650%	9/22/51	24,690	23,405
					794,974
Energy (5.4%)
[5]	Antero Resources Corp.	5.375%	3/1/30	325	336
	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor Inc.	4.080%	12/15/47	3,837	4,070
[5]	Bonanza Creek Energy Inc.	5.000%	10/15/26	115	115
	BP Capital Markets America Inc.	3.060%	6/17/41	25,055	23,744
	BP Capital Markets America Inc.	3.000%	2/24/50	2,000	1,820
	BP Capital Markets America Inc.	2.772%	11/10/50	37,140	32,304
	BP Capital Markets America Inc.	2.939%	6/4/51	39,570	35,503
	BP Capital Markets America Inc.	3.001%	3/17/52	22,730	20,543
	BP Capital Markets America Inc.	3.379%	2/8/61	50,075	47,224
	Burlington Resources LLC	5.950%	10/15/36	1,420	1,843
[5]	Cameron LNG LLC	3.701%	1/15/39	1,300	1,340
	Cenovus Energy Inc.	5.400%	6/15/47	3,225	3,881
	Cheniere Energy Inc.	4.625%	10/15/28	145	147
	Cheniere Energy Partners LP	4.000%	3/1/31	170	170
[5]	Cheniere Energy Partners LP	3.250%	1/31/32	115	108
	Chevron Corp.	3.078%	5/11/50	19,305	19,213
	Chevron USA Inc.	2.343%	8/12/50	3,000	2,592
[5]	CNX Resources Corp.	6.000%	1/15/29	250	258
[5]	Colgate Energy Partners III LLC	5.875%	7/1/29	285	290
[5]	Comstock Resources Inc.	5.875%	1/15/30	410	408
	ConocoPhillips	7.000%	3/30/29	5,830	7,358
	ConocoPhillips	5.900%	10/15/32	1,326	1,685
	ConocoPhillips	6.500%	2/1/39	32,170	45,192
[5]	ConocoPhillips	4.875%	10/1/47	7,445	9,275
[5]	ConocoPhillips	4.850%	8/15/48	4,100	5,068
	ConocoPhillips Co.	4.300%	11/15/44	9,878	11,270
[5]	CrownRock LP / CrownRock Finance Inc.	5.625%	10/15/25	85	86
[5]	CrownRock LP / CrownRock Finance Inc.	5.000%	5/1/29	75	76
	DCP Midstream Operating LP	5.625%	7/15/27	56	61
	DCP Midstream Operating LP	5.125%	5/15/29	180	191
[5]	DT Midstream Inc.	4.125%	6/15/29	235	232
[5]	DT Midstream Inc.	4.375%	6/15/31	175	173
[5]	Empresa Nacional del Petroleo	3.450%	9/16/31	3,640	3,324
[5]	Endeavor Energy Resources LP / EER Finance Inc.	6.625%	7/15/25	37	39
[5]	Endeavor Energy Resources LP / EER Finance Inc.	5.750%	1/30/28	150	155
	Energy Transfer Operating LP	5.000%	5/15/50	3,000	3,256
[5]	EnLink Midstream LLC	5.625%	1/15/28	50	51
	EnLink Midstream LLC	5.375%	6/1/29	125	126
	Enterprise Products Operating LLC	4.900%	5/15/46	3,000	3,437

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Enterprise Products Operating LLC	4.200%	1/31/50	1,500	1,583
	EOG Resources Inc.	3.900%	4/1/35	1,650	1,819
	EOG Resources Inc.	4.950%	4/15/50	18,090	22,975
[5]	EQM Midstream Partners LP	6.500%	7/1/27	145	153
[5]	EQT Corp.	3.125%	5/15/26	75	73
	EQT Corp.	5.000%	1/15/29	140	148
	Equinor ASA	3.625%	4/6/40	19,225	20,331
	Equinor ASA	4.250%	11/23/41	1,944	2,235
	Equinor ASA	3.950%	5/15/43	35,350	38,906
	Equinor ASA	3.250%	11/18/49	18,640	18,641
	Equinor ASA	3.700%	4/6/50	19,800	21,401
[7]	Exxon Mobil Corp.	1.408%	6/26/39	1,100	1,152
	Exxon Mobil Corp.	2.995%	8/16/39	5,178	5,049
	Exxon Mobil Corp.	4.227%	3/19/40	5,000	5,668
	Exxon Mobil Corp.	3.567%	3/6/45	10,700	11,066
	Exxon Mobil Corp.	4.114%	3/1/46	33,010	37,165
	Exxon Mobil Corp.	3.095%	8/16/49	19,590	18,964
	Exxon Mobil Corp.	4.327%	3/19/50	68,181	80,298
	Exxon Mobil Corp.	3.452%	4/15/51	32,295	33,430
[5]	Galaxy Pipeline Assets Bidco Ltd.	2.940%	9/30/40	29,860	28,430
[5]	Hilcorp Energy I LP / Hilcorp Finance Co.	5.750%	2/1/29	35	36
[5]	Hilcorp Energy I LP / Hilcorp Finance Co.	6.000%	2/1/31	45	46
	KazMunayGas National Co. JSC	6.375%	10/24/48	1,425	1,717
[5]	MEG Energy Corp.	6.500%	1/15/25	68	69
[5]	MEG Energy Corp.	5.875%	2/1/29	20	20
[5]	Northern Natural Gas Co.	3.400%	10/16/51	2,800	2,693
	Nustar Logistics LP	5.750%	10/1/25	35	37
	Nustar Logistics LP	6.375%	10/1/30	140	152
	Occidental Petroleum Corp.	5.500%	12/1/25	30	32
	Occidental Petroleum Corp.	5.550%	3/15/26	145	154
	Occidental Petroleum Corp.	3.400%	4/15/26	40	39
	Occidental Petroleum Corp.	3.200%	8/15/26	445	439
	Occidental Petroleum Corp.	3.000%	2/15/27	95	92
	Occidental Petroleum Corp.	4.400%	8/15/49	130	123
[5]	Parkland Corp.	4.500%	10/1/29	150	144
	Petroleos del Peru SA	5.625%	6/19/47	5,000	4,607
	Petronas Capital Ltd.	3.500%	4/21/30	4,460	4,686
	Phillips 66	3.300%	3/15/52	1,500	1,403
[5]	Qatar Energy	3.125%	7/12/41	21,000	20,393
[5]	Qatar Petroleum	3.300%	7/12/51	22,055	21,560
[5,8]	Range Resources Corp.	4.750%	2/15/30	45	45
	Shell International Finance BV	4.125%	5/11/35	36,405	40,879
	Shell International Finance BV	6.375%	12/15/38	2,121	2,975
	Shell International Finance BV	5.500%	3/25/40	13,990	18,205
	Shell International Finance BV	2.875%	11/26/41	10,345	9,821
	Shell International Finance BV	4.550%	8/12/43	19,195	22,699
	Shell International Finance BV	4.375%	5/11/45	40,595	47,060
	Shell International Finance BV	4.000%	5/10/46	37,137	41,083
	Shell International Finance BV	3.750%	9/12/46	63,375	67,801
	Shell International Finance BV	3.125%	11/7/49	5,000	4,862
	Shell International Finance BV	3.250%	4/6/50	16,730	16,682
	Shell International Finance BV	3.000%	11/26/51	18,500	17,562
	Southwestern Energy Co.	4.750%	2/1/32	110	110
	Suncor Energy Inc.	3.750%	3/4/51	1,100	1,117
[5]	Tap Rock Resources LLC	7.000%	10/1/26	200	205

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.500%	7/15/27	158	168
	Total Capital International SA	2.986%	6/29/41	29,580	28,445
	Total Capital International SA	3.461%	7/12/49	500	510
	Total Capital International SA	3.127%	5/29/50	44,285	42,811
	Valero Energy Corp.	3.650%	12/1/51	2,620	2,440
[5]	Venture Global Calcasieu Pass LLC	3.875%	8/15/29	240	240
	Western Midstream Operating LP	5.300%	2/1/30	180	188
					1,060,801
Financials (17.4%)
	ACE Capital Trust II	9.700%	4/1/30	3,745	5,404
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.850%	10/29/41	6,150	6,013
	Aflac Inc.	4.000%	10/15/46	947	1,066
[5]	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	4.250%	10/15/27	35	34
[5]	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	6.750%	10/15/27	105	104
	Allstate Corp.	4.200%	12/15/46	14,385	16,474
	American International Group Inc.	4.375%	6/30/50	3,305	3,843
[6]	Athene Global Funding	1.875%	11/30/28	1,200	1,539
	Athene Holding Ltd.	3.950%	5/25/51	1,705	1,721
	Bank of America Corp.	2.496%	2/13/31	34,570	33,613
	Bank of America Corp.	2.572%	10/20/32	17,850	17,305
	Bank of America Corp.	4.244%	4/24/38	80,255	90,324
	Bank of America Corp.	4.078%	4/23/40	37,950	41,514
	Bank of America Corp.	2.676%	6/19/41	59,163	53,937
	Bank of America Corp.	5.875%	2/7/42	19,230	25,884
	Bank of America Corp.	3.311%	4/22/42	62,940	62,459
	Bank of America Corp.	4.443%	1/20/48	24,655	28,718
	Bank of America Corp.	3.946%	1/23/49	64,760	70,885
	Bank of America Corp.	4.330%	3/15/50	34,336	39,627
	Bank of America Corp.	4.083%	3/20/51	57,390	64,415
	Bank of America Corp.	2.831%	10/24/51	18,395	16,803
	Bank of America Corp.	3.483%	3/13/52	13,020	13,343
	Bank of America NA	6.000%	10/15/36	20,450	26,780
	Bank of New York Mellon Corp.	2.500%	1/26/32	22,350	22,254
	Barclays plc	3.330%	11/24/42	2,500	2,384
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	2,000	2,321
	Berkshire Hathaway Finance Corp.	4.200%	8/15/48	11,500	13,123
	Berkshire Hathaway Finance Corp.	4.250%	1/15/49	44,185	50,808
	Berkshire Hathaway Finance Corp.	2.850%	10/15/50	7,420	6,802
	Berkshire Hathaway Finance Corp.	2.500%	1/15/51	3,000	2,594
	Berkshire Hathaway Inc.	4.500%	2/11/43	37,747	44,630
[5]	Blackstone Mortgage Trust Inc.	3.750%	1/15/27	155	149
[7]	Blackstone Property Partners Europe Holdings Sarl	1.750%	3/12/29	1,470	1,640
[5]	BNP Paribas SA	3.132%	1/20/33	18,335	18,141
	Brookfield Finance LLC	3.450%	4/15/50	1,470	1,442
	Chubb INA Holdings Inc.	4.150%	3/13/43	1,500	1,720
	Chubb INA Holdings Inc.	4.350%	11/3/45	20,125	23,853
	Chubb INA Holdings Inc.	3.050%	12/15/61	17,235	16,335
	CI Financial Corp.	4.100%	6/15/51	5,850	6,025
[7]	Cia de Seguros Fidelidade SA	4.250%	9/4/31	400	469
	Citigroup Inc.	2.561%	5/1/32	38,875	37,696
	Citigroup Inc.	3.878%	1/24/39	65,730	71,116
	Citigroup Inc.	5.316%	3/26/41	10,000	12,542

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Citigroup Inc.	2.904%	11/3/42	15,260	14,281
	Citigroup Inc.	4.650%	7/30/45	13,142	15,577
	Citigroup Inc.	4.281%	4/24/48	8,570	9,857
	Citigroup Inc.	4.650%	7/23/48	14,887	17,951
[5]	Coinbase Global Inc.	3.625%	10/1/31	175	152
[5]	Commonwealth Bank of Australia	3.305%	3/11/41	4,180	4,044
	Cooperatieve Rabobank UA	5.250%	5/24/41	1,375	1,815
	Equitable Holdings Inc.	5.000%	4/20/48	4,890	5,753
	Everest Reinsurance Holdings Inc.	3.125%	10/15/52	4,300	3,927
	Fidelity National Financial Inc.	3.200%	9/17/51	3,600	3,218
[5]	FMR LLC	6.450%	11/15/39	16,010	22,209
	GATX Corp.	3.100%	6/1/51	2,725	2,464
	Goldman Sachs Group Inc.	2.650%	10/21/32	9,080	8,790
[7]	Goldman Sachs Group Inc.	1.000%	3/18/33	1,300	1,395
	Goldman Sachs Group Inc.	4.017%	10/31/38	139,440	150,956
	Goldman Sachs Group Inc.	4.411%	4/23/39	43,422	48,951
	Goldman Sachs Group Inc.	6.250%	2/1/41	12,170	16,705
	Goldman Sachs Group Inc.	3.210%	4/22/42	22,300	21,589
	Goldman Sachs Group Inc.	2.908%	7/21/42	20,480	19,158
	Goldman Sachs Group Inc.	3.436%	2/24/43	25,660	25,611
	Goldman Sachs Group Inc.	4.800%	7/8/44	8,000	9,563
	Goldman Sachs Group Inc.	4.750%	10/21/45	864	1,034
	Hartford Financial Services Group Inc.	2.900%	9/15/51	4,500	4,124
[5]	Hill City Funding Trust	4.046%	8/15/41	3,600	3,303
	HSBC Holdings plc	7.625%	5/17/32	15,263	20,511
	HSBC Holdings plc	2.804%	5/24/32	33,660	32,568
	HSBC Holdings plc	6.500%	5/2/36	10,000	13,093
	HSBC Holdings plc	6.500%	9/15/37	20,523	27,209
	HSBC Holdings plc	6.800%	6/1/38	48,749	66,369
	HSBC Holdings plc	6.100%	1/14/42	7,695	10,559
	HSBC Holdings plc	5.250%	3/14/44	1,200	1,464
	Intercontinental Exchange Inc.	1.850%	9/15/32	7,240	6,614
	Intercontinental Exchange Inc.	2.650%	9/15/40	1,760	1,608
	Intercontinental Exchange Inc.	4.250%	9/21/48	7,225	8,301
	Intercontinental Exchange Inc.	3.000%	9/15/60	880	791
	Invesco Finance plc	5.375%	11/30/43	3,113	3,902
[7]	JAB Holdings BV	2.250%	12/19/39	1,000	1,112
[5]	Jackson National Life Insurance Co.	8.150%	3/15/27	189	237
	JPMorgan Chase & Co.	2.545%	11/8/32	13,295	12,895
	JPMorgan Chase & Co.	6.400%	5/15/38	44,499	61,765
	JPMorgan Chase & Co.	3.882%	7/24/38	67,662	72,997
	JPMorgan Chase & Co.	5.500%	10/15/40	29,390	37,903
	JPMorgan Chase & Co.	3.109%	4/22/41	16,600	16,163
	JPMorgan Chase & Co.	5.600%	7/15/41	11,247	14,830
	JPMorgan Chase & Co.	3.157%	4/22/42	44,200	43,330
	JPMorgan Chase & Co.	4.260%	2/22/48	36,921	42,509
	JPMorgan Chase & Co.	4.032%	7/24/48	32,890	36,436
	JPMorgan Chase & Co.	3.964%	11/15/48	105,345	115,475
	JPMorgan Chase & Co.	3.897%	1/23/49	47,355	51,500
	JPMorgan Chase & Co.	3.109%	4/22/51	19,160	18,483
	JPMorgan Chase & Co.	3.328%	4/22/52	54,660	54,847
[5]	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	5.250%	10/1/25	35	35
[5]	LSEGA Financing plc	3.200%	4/6/41	24,545	24,230
	Markel Corp.	3.450%	5/7/52	3,490	3,397

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Marsh & McLennan Cos. Inc.	4.350%	1/30/47	15,170	17,699
	Marsh & McLennan Cos. Inc.	2.900%	12/15/51	4,515	4,202
[5]	Massachusetts Mutual Life Insurance Co.	3.375%	4/15/50	7,366	7,376
[5]	Massachusetts Mutual Life Insurance Co.	3.729%	10/15/70	15,356	15,923
	MetLife Inc.	4.125%	8/13/42	56,081	62,750
	MetLife Inc.	4.875%	11/13/43	10,000	12,338
	MetLife Inc.	4.050%	3/1/45	5,236	5,908
[5]	Midcap Financial Issuer Trust	5.625%	1/15/30	177	172
	Morgan Stanley	3.622%	4/1/31	15,000	15,859
	Morgan Stanley	7.250%	4/1/32	6,870	9,497
	Morgan Stanley	2.239%	7/21/32	35,310	33,329
	Morgan Stanley	3.971%	7/22/38	103,500	112,413
	Morgan Stanley	4.457%	4/22/39	6,850	7,871
	Morgan Stanley	3.217%	4/22/42	23,020	22,827
	Morgan Stanley	6.375%	7/24/42	33,160	47,513
	Morgan Stanley	4.300%	1/27/45	30,041	34,416
	Morgan Stanley	4.375%	1/22/47	44,780	52,271
	Morgan Stanley	5.597%	3/24/51	750	1,053
	Morgan Stanley	2.802%	1/25/52	2,725	2,505
	Nasdaq Inc.	2.500%	12/21/40	6,042	5,323
[5]	Nationwide Mutual Insurance Co.	9.375%	8/15/39	24,046	40,500
[5]	Nationwide Mutual Insurance Co.	4.950%	4/22/44	13,215	15,206
[5]	Nationwide Mutual Insurance Co.	4.350%	4/30/50	13,720	14,710
[5]	New York Life Insurance Co.	5.875%	5/15/33	36,125	46,056
[5]	New York Life Insurance Co.	3.750%	5/15/50	3,130	3,362
[5]	New York Life Insurance Co.	4.450%	5/15/69	2,500	2,954
[5]	Nippon Life Insurance Co.	3.400%	1/23/50	1,400	1,411
[5]	Nippon Life Insurance Co.	2.750%	1/21/51	2,640	2,513
[5]	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	8,944	9,538
[5]	Northwestern Mutual Life Insurance Co.	3.625%	9/30/59	33,074	33,449
	Old Republic International Corp.	3.850%	6/11/51	2,580	2,587
[5]	OneAmerica Financial Partners Inc.	4.250%	10/15/50	2,030	2,147
	OneMain Finance Corp.	3.500%	1/15/27	140	133
[6]	Pension Insurance Corp. plc	4.625%	5/7/31	860	1,217
	Progressive Corp.	4.125%	4/15/47	3,420	3,933
	Progressive Corp.	3.950%	3/26/50	670	759
	Prudential Financial Inc.	3.000%	3/10/40	3,250	3,176
	Prudential Financial Inc.	4.600%	5/15/44	1,139	1,346
	Prudential Financial Inc.	5.375%	5/15/45	128	134
	Prudential Financial Inc.	3.905%	12/7/47	1,420	1,553
	Prudential Financial Inc.	4.418%	3/27/48	390	457
	Prudential Financial Inc.	3.935%	12/7/49	1,560	1,714
	Prudential Financial Inc.	4.350%	2/25/50	1,548	1,824
	Prudential Financial Inc.	3.700%	3/13/51	5,484	5,842
	Raymond James Financial Inc.	3.750%	4/1/51	2,000	2,098
[5]	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc.	4.000%	10/15/33	115	108
[5]	Securian Financial Group Inc.	4.800%	4/15/48	4,146	4,895
[6]	Standard Chartered plc	4.375%	1/18/38	850	1,397
[7]	Storebrand Livsforsikring A/S	1.875%	9/30/51	900	949
	Sumitomo Mitsui Financial Group Inc.	2.930%	9/17/41	2,300	2,150
[5]	Temasek Financial I Ltd.	2.750%	8/2/61	51,455	50,213
	Travelers Cos. Inc.	4.600%	8/1/43	1,100	1,328
	Travelers Cos. Inc.	3.750%	5/15/46	2,954	3,209
	Travelers Cos. Inc.	4.000%	5/30/47	2,600	2,937
	Travelers Cos. Inc.	4.100%	3/4/49	15,000	17,303

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Travelers Cos. Inc.	3.050%	6/8/51	40,465	39,286
	US Bancorp	2.491%	11/3/36	2,000	1,919
	W R Berkley Corp.	3.150%	9/30/61	1,600	1,414
	Wachovia Corp.	5.500%	8/1/35	2,322	2,848
	Wells Fargo & Co.	3.068%	4/30/41	25,375	24,629
	Wells Fargo & Co.	5.375%	11/2/43	55,167	68,187
	Wells Fargo & Co.	5.606%	1/15/44	115,765	147,807
	Wells Fargo & Co.	4.650%	11/4/44	2,957	3,372
	Wells Fargo & Co.	3.900%	5/1/45	3,837	4,169
	Wells Fargo & Co.	4.900%	11/17/45	18,930	22,319
	Wells Fargo & Co.	4.400%	6/14/46	33,292	37,095
	Wells Fargo & Co.	4.750%	12/7/46	43,559	50,861
	Wells Fargo & Co.	5.013%	4/4/51	58,935	75,456
	Wells Fargo Bank NA	6.600%	1/15/38	500	699
	Westpac Banking Corp.	2.963%	11/16/40	3,580	3,314
	Westpac Banking Corp.	3.133%	11/18/41	6,900	6,514
					3,415,651
Health Care (11.1%)
	Abbott Laboratories	4.750%	11/30/36	16,130	19,644
	Abbott Laboratories	4.900%	11/30/46	76,140	97,385
	AbbVie Inc.	4.050%	11/21/39	3,000	3,242
	AbbVie Inc.	4.875%	11/14/48	514	619
	AdventHealth Obligated Group	2.795%	11/15/51	3,000	2,817
	Advocate Health & Hospitals Corp.	4.272%	8/15/48	6,315	7,543
	Advocate Health & Hospitals Corp.	3.387%	10/15/49	15,205	16,046
[3]	Allina Health System	3.887%	4/15/49	3,569	4,014
	AmerisourceBergen Corp.	4.300%	12/15/47	1,900	2,092
	Amgen Inc.	3.150%	2/21/40	1,250	1,202
	Amgen Inc.	3.375%	2/21/50	125	121
	Ascension Health	3.106%	11/15/39	3,000	3,049
	AstraZeneca plc	4.375%	11/16/45	4,000	4,755
	AstraZeneca plc	2.125%	8/6/50	2,000	1,655
	AstraZeneca plc	3.000%	5/28/51	30,190	29,533
	Baptist Health South Florida Obligated Group	3.115%	11/15/71	2,200	2,000
	Baptist Healthcare System Obligated Group	3.540%	8/15/50	1,400	1,446
[5]	Bausch Health Cos. Inc.	6.125%	4/15/25	69	70
[5]	Bausch Health Cos. Inc.	5.500%	11/1/25	50	50
[5,8]	Bausch Health Cos. Inc.	6.125%	2/1/27	75	75
[5]	Bausch Health Cos. Inc.	7.000%	1/15/28	156	140
[5]	Bausch Health Cos. Inc.	5.250%	2/15/31	100	80
[5]	Baxter International Inc.	3.132%	12/1/51	25,210	23,963
	Baylor Scott & White Holdings	2.839%	11/15/50	8,710	8,320
	Beth Israel Lahey Health Inc.	3.080%	7/1/51	11,255	10,792
	Boston Scientific Corp.	4.700%	3/1/49	1,414	1,676
	Bristol-Myers Squibb Co.	4.125%	6/15/39	48,137	54,189
	Bristol-Myers Squibb Co.	2.350%	11/13/40	28,285	25,160
	Bristol-Myers Squibb Co.	4.500%	3/1/44	3,250	3,872
	Bristol-Myers Squibb Co.	4.350%	11/15/47	5,000	5,815
	Bristol-Myers Squibb Co.	4.550%	2/20/48	1,000	1,196
	Bristol-Myers Squibb Co.	4.250%	10/26/49	115,795	133,621
	Bristol-Myers Squibb Co.	2.550%	11/13/50	20,580	18,199
	Centene Corp.	2.450%	7/15/28	565	538
	Centene Corp.	3.000%	10/15/30	135	131
	Children's Health System of Texas	2.511%	8/15/50	2,500	2,196
	Children's Hospital of Philadelphia	2.704%	7/1/50	1,250	1,166

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	City of Hope	5.623%	11/15/43	1,944	2,621
	City of Hope	4.378%	8/15/48	1,671	2,021
[3]	CommonSpirit Health	4.350%	11/1/42	13,910	15,518
	CVS Health Corp.	4.780%	3/25/38	3,057	3,528
	CVS Health Corp.	4.125%	4/1/40	2,000	2,160
	CVS Health Corp.	2.700%	8/21/40	2,100	1,883
	Danaher Corp.	2.800%	12/10/51	2,250	2,047
	Dignity Health	4.500%	11/1/42	1,041	1,195
	Dignity Health	5.267%	11/1/64	758	996
	Duke University Health System Inc.	3.920%	6/1/47	11,773	13,417
	Eli Lilly & Co.	3.950%	3/15/49	5,625	6,547
	Eli Lilly & Co.	2.250%	5/15/50	32,835	28,217
	Eli Lilly & Co.	2.500%	9/15/60	19,075	16,422
	Encompass Health Corp.	4.500%	2/1/28	184	183
	Gilead Sciences Inc.	4.800%	4/1/44	10,390	12,355
	Gilead Sciences Inc.	4.500%	2/1/45	36,730	42,274
	Gilead Sciences Inc.	4.150%	3/1/47	18,230	20,267
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	37,532	52,918
	GlaxoSmithKline Capital Inc.	4.200%	3/18/43	2,000	2,302
	Hackensack Meridian Health Inc.	2.875%	9/1/50	1,250	1,207
	HCA Inc.	5.375%	2/1/25	255	272
	HCA Inc.	5.500%	6/15/47	2,000	2,414
	Johnson & Johnson	3.550%	3/1/36	47,310	51,738
	Johnson & Johnson	3.625%	3/3/37	53,652	59,039
	Johnson & Johnson	3.400%	1/15/38	43,125	45,784
	Johnson & Johnson	2.100%	9/1/40	3,250	2,870
	Johnson & Johnson	3.700%	3/1/46	26,329	28,980
	Johnson & Johnson	3.750%	3/3/47	22,355	24,876
	Johnson & Johnson	2.450%	9/1/60	14,215	12,294
	Kaiser Foundation Hospitals	2.810%	6/1/41	22,995	21,995
	Kaiser Foundation Hospitals	4.875%	4/1/42	15,390	19,472
	Kaiser Foundation Hospitals	4.150%	5/1/47	17,944	21,047
	Kaiser Foundation Hospitals	3.266%	11/1/49	1,171	1,191
	Kaiser Foundation Hospitals	3.002%	6/1/51	27,655	26,743
	Mass General Brigham Inc.	3.192%	7/1/49	9,050	9,213
	Mass General Brigham Inc.	3.342%	7/1/60	34,775	35,840
	Mayo Clinic	3.774%	11/15/43	11,795	13,120
	Mayo Clinic	3.196%	11/15/61	23,785	24,291
[8,9,10]	Medline Industries Inc. Bank Loan, 1M USD LIBOR + 3.250%	3.750%	10/31/27	215	214
[7]	Medtronic Global Holdings SCA	1.375%	10/15/40	700	745
	Medtronic Inc.	4.375%	3/15/35	4,115	4,814
	Medtronic Inc.	4.625%	3/15/45	14,809	18,138
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	2,000	2,388
	Merck & Co. Inc.	3.900%	3/7/39	2,000	2,225
	Merck & Co. Inc.	3.700%	2/10/45	73,865	79,445
	Merck & Co. Inc.	4.000%	3/7/49	16,729	19,051
	Merck & Co. Inc.	2.750%	12/10/51	13,865	12,730
	Merck & Co. Inc.	2.900%	12/10/61	16,850	15,369
	Mount Sinai Hospitals Group Inc.	3.391%	7/1/50	2,000	2,014
	New York and Presbyterian Hospital	2.256%	8/1/40	4,077	3,653
	New York and Presbyterian Hospital	4.024%	8/1/45	12,210	14,358
	New York and Presbyterian Hospital	4.063%	8/1/56	3,743	4,502
	New York and Presbyterian Hospital	4.763%	8/1/16	5,250	6,641
	Northwell Healthcare Inc.	4.800%	11/1/42	1,042	1,178

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Northwell Healthcare Inc.	3.979%	11/1/46	1,944	2,130
	Northwell Healthcare Inc.	4.260%	11/1/47	947	1,081
	Northwell Healthcare Inc.	3.809%	11/1/49	3,784	4,037
	Northwestern Memorial Healthcare Obligated Group	2.633%	7/15/51	3,500	3,197
	Novant Health Inc.	2.637%	11/1/36	2,000	1,930
	Novant Health Inc.	3.168%	11/1/51	5,500	5,445
	Novant Health Inc.	3.318%	11/1/61	26,665	26,821
	Novartis Capital Corp.	4.400%	5/6/44	24,840	29,834
	Novartis Capital Corp.	2.750%	8/14/50	6,960	6,550
	NYU Langone Hospitals	4.784%	7/1/44	1,944	2,375
	OhioHealth Corp.	2.834%	11/15/41	4,875	4,731
[5]	Option Care Health Inc.	4.375%	10/31/29	125	121
[5]	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	4.125%	4/30/28	250	247
[5]	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	5.125%	4/30/31	150	150
[3]	Orlando Health Obligated Group	3.327%	10/1/50	1,350	1,361
	Partners Healthcare System Inc.	3.765%	7/1/48	6,455	7,256
	PeaceHealth Obligated Group	4.787%	11/15/48	6,015	7,594
	Pfizer Inc.	4.100%	9/15/38	34,780	39,565
	Pfizer Inc.	3.900%	3/15/39	34,185	38,018
	Pfizer Inc.	7.200%	3/15/39	34,632	53,309
	Pfizer Inc.	4.300%	6/15/43	7,780	9,087
	Pfizer Inc.	4.400%	5/15/44	8,615	10,192
	Pfizer Inc.	4.125%	12/15/46	21,540	25,053
	Pfizer Inc.	4.200%	9/15/48	24,916	29,379
	Pfizer Inc.	4.000%	3/15/49	16,334	18,771
	Pfizer Inc.	2.700%	5/28/50	5,475	5,156
	Piedmont Healthcare Inc.	2.719%	1/1/42	2,000	1,848
[3]	Providence St. Joseph Health Obligated Group	3.744%	10/1/47	4,605	5,114
[5]	Roche Holdings Inc.	2.607%	12/13/51	39,700	36,213
	Stanford Health Care	3.310%	8/15/30	2,140	2,260
	Stanford Health Care	3.027%	8/15/51	25,000	24,867
	Sutter Health	3.161%	8/15/40	21,475	21,117
	Sutter Health	3.361%	8/15/50	11,962	11,958
[5]	Tenet Healthcare Corp.	4.625%	9/1/24	20	20
[5]	Tenet Healthcare Corp.	7.500%	4/1/25	15	16
[5]	Tenet Healthcare Corp.	4.875%	1/1/26	192	193
[5]	Tenet Healthcare Corp.	6.250%	2/1/27	90	92
[5]	Tenet Healthcare Corp.	4.250%	6/1/29	278	268
[7]	Thermo Fisher Scientific Finance I BV	1.625%	10/18/41	600	659
[7]	Thermo Fisher Scientific Inc.	1.500%	10/1/39	300	325
	Thermo Fisher Scientific Inc.	2.800%	10/15/41	4,000	3,817
	UnitedHealth Group Inc.	4.625%	7/15/35	10,000	11,805
	UnitedHealth Group Inc.	5.800%	3/15/36	34,886	45,542
	UnitedHealth Group Inc.	6.875%	2/15/38	10,130	14,755
	UnitedHealth Group Inc.	3.500%	8/15/39	20,796	21,664
	UnitedHealth Group Inc.	2.750%	5/15/40	1,520	1,439
	UnitedHealth Group Inc.	3.050%	5/15/41	21,325	20,901
	UnitedHealth Group Inc.	4.375%	3/15/42	23,917	27,488
	UnitedHealth Group Inc.	3.950%	10/15/42	1,041	1,143
	UnitedHealth Group Inc.	4.750%	7/15/45	48,920	59,559
	UnitedHealth Group Inc.	4.250%	4/15/47	13,811	15,791
	UnitedHealth Group Inc.	3.750%	10/15/47	25,610	27,397
	UnitedHealth Group Inc.	4.250%	6/15/48	26,467	30,449
	UnitedHealth Group Inc.	4.450%	12/15/48	2,890	3,439
	UnitedHealth Group Inc.	3.700%	8/15/49	19,722	21,029

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	UnitedHealth Group Inc.	2.900%	5/15/50	3,000	2,815
	UnitedHealth Group Inc.	3.250%	5/15/51	30,895	30,834
	UnitedHealth Group Inc.	3.875%	8/15/59	20,185	22,129
[7]	Upjohn Finance BV	1.908%	6/23/32	1,000	1,128
	Viatris Inc.	3.850%	6/22/40	2,600	2,606
	Wyeth LLC	6.500%	2/1/34	1,240	1,696
	Wyeth LLC	5.950%	4/1/37	53,438	71,504
	Yale-New Haven Health Services Corp.	2.496%	7/1/50	1,250	1,108
					2,183,512
Industrials (3.9%)
	3M Co.	3.700%	4/15/50	31,360	34,835
[5]	Air Canada	3.875%	8/15/26	195	190
[7]	Airbus SE	2.375%	6/9/40	200	243
[5]	Allison Transmission Inc.	4.750%	10/1/27	291	295
[5]	American Airlines Inc.	11.750%	7/15/25	100	121
[5]	American Airlines Inc. / AAdvantage Loyalty IP Ltd.	5.500%	4/20/26	150	154
[3,5]	American Airlines Inc. / AAdvantage Loyalty IP Ltd.	5.750%	4/20/29	730	748
[5]	Aramark Services Inc.	6.375%	5/1/25	80	83
[5]	Aramark Services Inc.	5.000%	2/1/28	434	431
	Boeing Co.	5.705%	5/1/40	1,600	1,935
	Boeing Co.	5.930%	5/1/60	1,000	1,265
	Burlington Northern Santa Fe LLC	7.950%	8/15/30	1,658	2,327
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	15,000	19,930
	Burlington Northern Santa Fe LLC	4.950%	9/15/41	2,000	2,464
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	24,790	28,748
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	41,150	47,606
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	11,200	13,125
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	500	636
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	18,000	22,309
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	43,085	51,145
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	12,335	13,967
	Burlington Northern Santa Fe LLC	3.900%	8/1/46	7,265	8,021
	Burlington Northern Santa Fe LLC	4.125%	6/15/47	11,910	13,568
	Burlington Northern Santa Fe LLC	4.050%	6/15/48	3,142	3,558
	Burlington Northern Santa Fe LLC	4.150%	12/15/48	18,399	21,152
	Burlington Northern Santa Fe LLC	3.550%	2/15/50	19,445	20,538
	Burlington Northern Santa Fe LLC	3.050%	2/15/51	2,000	1,944
	Burlington Northern Santa Fe LLC	3.300%	9/15/51	17,015	17,236
	Burlington Northern Santa Fe LLC	2.875%	6/15/52	5,830	5,493
	Canadian National Railway Co.	3.200%	8/2/46	1,000	1,003
	Canadian National Railway Co.	3.650%	2/3/48	28,169	30,293
	Canadian National Railway Co.	4.450%	1/20/49	11,180	13,548
	Canadian Pacific Railway Co.	3.100%	12/2/51	4,490	4,278
[5]	Cargo Aircraft Management Inc.	4.750%	2/1/28	190	191
	Carrier Global Corp.	3.377%	4/5/40	2,000	1,978
	Caterpillar Inc.	6.050%	8/15/36	2,968	4,035
	Caterpillar Inc.	3.803%	8/15/42	26,112	28,959
[5]	Clark Equipment Co.	5.875%	6/1/25	90	93
[5]	Clean Harbors Inc.	4.875%	7/15/27	237	243
	Cummins Inc.	2.600%	9/1/50	2,000	1,761
	Delta Air Lines Inc.	2.900%	10/28/24	70	69
[5]	Delta Air Lines Inc.	7.000%	5/1/25	330	369
	Delta Air Lines Inc.	3.750%	10/28/29	160	155
	Emerson Electric Co.	2.800%	12/21/51	3,630	3,354
[5]	Empresa de los Ferrocarriles del Estado	3.830%	9/14/61	3,240	2,888

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	FedEx Corp.	0.950%	5/4/33	818	866
[5]	First Student Bidco Inc. / First Transit Parent Inc.	4.000%	7/31/29	200	190
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	1,891	2,157
	General Dynamics Corp.	4.250%	4/1/40	6,325	7,285
	General Dynamics Corp.	4.250%	4/1/50	701	843
	Honeywell International Inc.	5.700%	3/15/36	10,300	13,502
	Honeywell International Inc.	5.700%	3/15/37	6,250	8,298
[3]	JetBlue Class AA Series 2019-1 Pass Through Trust	2.750%	11/15/33	1,308	1,280
[5]	LBJ Infrastructure Group LLC	3.797%	12/31/57	14,570	13,600
	Lockheed Martin Corp.	3.600%	3/1/35	2,000	2,142
	Lockheed Martin Corp.	4.500%	5/15/36	17,189	20,101
	Lockheed Martin Corp.	4.070%	12/15/42	4,784	5,388
	Lockheed Martin Corp.	3.800%	3/1/45	8,572	9,316
	Lockheed Martin Corp.	4.700%	5/15/46	1,844	2,263
	Lockheed Martin Corp.	2.800%	6/15/50	26,945	25,199
	Lockheed Martin Corp.	4.090%	9/15/52	29,552	34,264
[5]	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.	6.500%	6/20/27	407	433
[5]	Mueller Water Products Inc.	4.000%	6/15/29	70	69
	Northrop Grumman Corp.	5.250%	5/1/50	700	921
	Raytheon Technologies Corp.	5.700%	4/15/40	1,000	1,310
	Raytheon Technologies Corp.	4.700%	12/15/41	29,685	34,737
	Raytheon Technologies Corp.	4.200%	12/15/44	1,000	1,072
	Raytheon Technologies Corp.	4.050%	5/4/47	4,000	4,372
	Raytheon Technologies Corp.	3.125%	7/1/50	2,000	1,893
	Raytheon Technologies Corp.	3.030%	3/15/52	5,880	5,472
	Rockwell Automation Inc.	2.800%	8/15/61	17,445	15,837
[5]	Roller Bearing Co. of America Inc.	4.375%	10/15/29	115	114
[5]	Rolls-Royce plc	5.750%	10/15/27	630	663
	Stanley Black & Decker Inc.	4.850%	11/15/48	32,025	40,305
	Stanley Black & Decker Inc.	2.750%	11/15/50	2,030	1,836
[5]	TransDigm Inc.	8.000%	12/15/25	230	241
[5]	TransDigm Inc.	6.250%	3/15/26	574	594
	TransDigm Inc.	5.500%	11/15/27	160	161
	TransDigm Inc.	4.875%	5/1/29	300	288
	Union Pacific Corp.	2.891%	4/6/36	4,500	4,493
	Union Pacific Corp.	3.600%	9/15/37	18,335	19,544
	Union Pacific Corp.	2.950%	3/10/52	44,970	42,334
	Union Pacific Corp.	3.875%	2/1/55	3,750	4,045
	Union Pacific Corp.	3.550%	5/20/61	3,660	3,732
[3]	United Airlines Class AA Series 2019-2 Pass Through Trust	2.700%	11/1/33	1,818	1,784
[5]	United Airlines Inc.	4.375%	4/15/26	405	402
[5]	United Airlines Inc.	4.625%	4/15/29	300	298
	United Parcel Service Inc.	6.200%	1/15/38	2,311	3,211
	United Parcel Service Inc.	4.250%	3/15/49	2,000	2,423
	United Parcel Service Inc.	3.400%	9/1/49	3,837	4,117
	United Parcel Service Inc.	5.300%	4/1/50	2,205	3,072
[5]	Vertiv Group Corp.	4.125%	11/15/28	125	122
[5]	Wabash National Corp.	4.500%	10/15/28	55	53
[5]	WESCO Distribution Inc.	7.250%	6/15/28	260	279
[5]	ZipRecruiter Inc.	5.000%	1/15/30	160	159
					774,364
Materials (0.8%)
	Air Products and Chemicals Inc.	2.700%	5/15/40	2,995	2,850
	Allegheny Technologies Inc.	4.875%	10/1/29	55	54

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Allegheny Technologies Inc.	5.125%	10/1/31	60	59
[5]	Arconic Corp.	6.000%	5/15/25	45	47
[5]	Arconic Corp.	6.125%	2/15/28	95	99
[5]	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc	3.250%	9/1/28	185	176
[5]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	4/30/25	102	104
[5]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	4.125%	8/15/26	130	129
[5]	Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV	4.750%	6/15/27	75	77
	Ball Corp.	2.875%	8/15/30	230	213
	Ball Corp.	3.125%	9/15/31	165	154
[5]	Berry Global Inc.	4.875%	7/15/26	236	242
[5]	Berry Global Inc.	5.625%	7/15/27	290	299
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	17,947	20,059
	BHP Billiton Finance USA Ltd.	5.000%	9/30/43	4,310	5,354
[5]	Big River Steel LLC / BRS Finance Corp.	6.625%	1/31/29	160	170
[5]	Canpack SA / Canpack US LLC	3.875%	11/15/29	275	264
[5]	Chemours Co.	4.625%	11/15/29	340	324
[5]	Corp. Nacional del Cobre de Chile	3.700%	1/30/50	18,535	17,589
[7]	Dow Chemical Co.	1.125%	3/15/32	1,500	1,617
	Ecolab Inc.	3.950%	12/1/47	1,858	2,123
	Ecolab Inc.	2.125%	8/15/50	1,000	814
	Ecolab Inc.	2.700%	12/15/51	34,110	30,903
[5]	Element Solutions Inc.	3.875%	9/1/28	255	245
[5]	FMG Resources August 2006 Pty Ltd.	4.500%	9/15/27	30	31
	Freeport-McMoRan Inc.	4.125%	3/1/28	555	567
	Freeport-McMoRan Inc.	4.375%	8/1/28	275	283
	Freeport-McMoRan Inc.	4.250%	3/1/30	115	117
	Freeport-McMoRan Inc.	4.625%	8/1/30	370	385
	Freeport-McMoRan Inc.	5.450%	3/15/43	65	76
[5]	Graham Packaging Co. Inc.	7.125%	8/15/28	165	167
[5]	Graphic Packaging International LLC	3.500%	3/15/28	85	82
[5]	Graphic Packaging International LLC	3.500%	3/1/29	58	55
[5]	Hudbay Minerals Inc.	4.500%	4/1/26	445	438
[5]	INEOS Quattro Finance 2 plc	3.375%	1/15/26	60	59
[5]	Ingevity Corp.	3.875%	11/1/28	80	76
[5]	Kraton Polymers LLC / Kraton Polymers Capital Corp.	4.250%	12/15/25	60	63
	Linde Inc.	3.550%	11/7/42	1,799	1,938
	Newmont Corp.	2.600%	7/15/32	3,000	2,891
[5]	OCI NV	4.625%	10/15/25	45	46
[5]	Pactiv Evergreen Group Issuer Inc. / Pactiv Evergreen Group Issuer LLC / Reynolds Group	4.000%	10/15/27	205	194
	Rio Tinto Finance USA Ltd.	2.750%	11/2/51	31,810	29,124
	Rio Tinto Finance USA plc	4.125%	8/21/42	29,895	33,904
[5]	Unifrax Escrow Issuer Corp.	5.250%	9/30/28	175	172
	United States Steel Corp.	6.875%	3/1/29	245	250
					154,883
Real Estate (0.5%)
	Agree LP	2.600%	6/15/33	1,760	1,664
	Alexandria Real Estate Equities Inc.	4.850%	4/15/49	750	921
	Alexandria Real Estate Equities Inc.	4.000%	2/1/50	1,937	2,130
	Alexandria Real Estate Equities Inc.	3.000%	5/18/51	3,520	3,274
	American Homes 4 Rent LP	3.375%	7/15/51	1,925	1,800
	American Tower Corp.	3.700%	10/15/49	5,000	4,952
	Boston Properties LP	2.450%	10/1/33	1,650	1,537

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Corporate Office Properties LP	2.900%	12/1/33	1,735	1,634
	Crown Castle International Corp.	4.150%	7/1/50	2,850	3,020
[5]	CTR Partnership LP / CareTrust Capital Corp.	3.875%	6/30/28	129	128
[7]	Digital Dutch Finco BV	1.000%	1/15/32	1,000	1,050
	ERP Operating LP	4.500%	7/1/44	289	345
	Essex Portfolio LP	4.500%	3/15/48	1,700	1,988
[5]	HAT Holdings I LLC / HAT Holdings II LLC	3.375%	6/15/26	150	145
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	5.625%	5/1/24	112	118
[5]	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.625%	6/15/25	247	260
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.500%	9/1/26	152	160
	Mid-America Apartments LP	2.875%	9/15/51	2,250	2,076
	National Retail Properties Inc.	4.800%	10/15/48	500	598
	National Retail Properties Inc.	3.100%	4/15/50	3,400	3,121
	National Retail Properties Inc.	3.500%	4/15/51	3,330	3,247
[5]	Ontario Teachers' Cadillac Fairview Properties Trust	4.125%	2/1/29	3,000	3,268
[7]	Prologis Euro Finance LLC	1.500%	2/8/34	1,300	1,449
[7]	Prologis Euro Finance LLC	1.000%	2/16/41	300	293
[7]	Prologis International Funding II SA	1.625%	6/17/32	838	957
[5]	Realogy Group LLC / Realogy Co-issuer Corp.	7.625%	6/15/25	30	32
[6]	Realty Income Corp.	2.500%	1/14/42	135	175
	SBA Communications Corp.	3.125%	2/1/29	195	182
	Simon Property Group LP	4.250%	10/1/44	715	797
	Simon Property Group LP	3.250%	9/13/49	39,300	38,019
	Simon Property Group LP	3.800%	7/15/50	7,500	7,963
[5]	Uniti Group LP / Uniti Fiber Holdings Inc. / CSL Capital LLC	7.875%	2/15/25	80	83
[5]	Uniti Group LP / Uniti Group Finance Inc. / CSL Capital LLC	4.750%	4/15/28	125	121
[7]	Vonovia Finance BV	1.625%	10/7/39	1,100	1,159
[7]	Vonovia SE	1.500%	6/14/41	200	206
					88,872
Technology (9.9%)
	Apple Inc.	2.375%	2/8/41	28,015	25,229
	Apple Inc.	3.850%	5/4/43	60,494	66,869
	Apple Inc.	3.450%	2/9/45	45,360	47,235
	Apple Inc.	4.375%	5/13/45	47,166	56,220
	Apple Inc.	4.650%	2/23/46	40,667	50,226
	Apple Inc.	3.850%	8/4/46	42,955	47,450
	Apple Inc.	4.250%	2/9/47	39,099	45,887
	Apple Inc.	3.750%	11/13/47	24,095	26,318
	Apple Inc.	2.950%	9/11/49	34,025	32,675
	Apple Inc.	2.650%	2/8/51	65,650	59,612
	Apple Inc.	2.700%	8/5/51	68,725	63,080
	Apple Inc.	2.550%	8/20/60	22,640	19,417
	Apple Inc.	2.850%	8/5/61	1,600	1,455
	Applied Materials Inc.	5.100%	10/1/35	95	118
	Applied Materials Inc.	4.350%	4/1/47	1,775	2,117
	CDW LLC / CDW Finance Corp.	4.125%	5/1/25	95	96
[5]	Ciena Corp.	4.000%	1/31/30	55	54
	Cisco Systems Inc.	5.900%	2/15/39	23,465	32,177
	Cisco Systems Inc.	5.500%	1/15/40	15,202	20,213
[5]	Clarivate Science Holdings Corp.	4.875%	7/1/29	230	219
[5]	CommScope Inc.	6.000%	3/1/26	65	66

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	CommScope Inc.	7.125%	7/1/28	191	179
[5]	CommScope Inc.	4.750%	9/1/29	160	153
	Dell International LLC / EMC Corp.	8.100%	7/15/36	1,727	2,486
[5]	Dell International LLC / EMC Corp.	3.375%	12/15/41	2,500	2,277
[7]	DXC Capital Funding DAC	0.950%	9/15/31	700	730
[5]	Entegris Inc.	3.625%	5/1/29	140	134
[5]	Fair Isaac Corp.	4.000%	6/15/28	300	299
[5]	II-VI Inc.	5.000%	12/15/29	75	75
	Intel Corp.	4.100%	5/19/46	19,202	21,355
	Intel Corp.	4.100%	5/11/47	40,350	44,995
	Intel Corp.	3.734%	12/8/47	56,122	59,070
	Intel Corp.	3.250%	11/15/49	51,600	50,287
	Intel Corp.	4.750%	3/25/50	2,500	3,086
	Intel Corp.	3.050%	8/12/51	17,768	16,730
	Intel Corp.	3.100%	2/15/60	19,740	17,940
	Intel Corp.	3.200%	8/12/61	3,400	3,171
	International Business Machines Corp.	4.150%	5/15/39	36,745	40,128
	International Business Machines Corp.	4.000%	6/20/42	10,633	11,577
	International Business Machines Corp.	4.250%	5/15/49	40,715	46,038
[5]	Kyndryl Holdings Inc.	4.100%	10/15/41	7,440	6,689
	Mastercard Inc.	2.000%	11/18/31	25,100	24,187
	Mastercard Inc.	3.950%	2/26/48	25,075	28,598
	Mastercard Inc.	3.650%	6/1/49	2,422	2,636
	Mastercard Inc.	3.850%	3/26/50	12,150	13,689
	Mastercard Inc.	2.950%	3/15/51	10,865	10,608
	Microsoft Corp.	3.500%	2/12/35	10,553	11,540
	Microsoft Corp.	2.525%	6/1/50	230,789	209,089
	Microsoft Corp.	2.921%	3/17/52	136,815	133,691
	Microsoft Corp.	2.675%	6/1/60	66,699	60,476
	Microsoft Corp.	3.041%	3/17/62	49,409	48,339
[5]	MSCI Inc.	3.625%	9/1/30	125	123
[5]	MSCI Inc.	3.625%	11/1/31	195	192
[5]	MSCI Inc.	3.250%	8/15/33	120	113
[5]	Nielsen Finance LLC / Nielsen Finance Co.	5.625%	10/1/28	66	66
	NVIDIA Corp.	3.500%	4/1/40	24,525	26,000
	NVIDIA Corp.	3.500%	4/1/50	22,660	24,158
	NVIDIA Corp.	3.700%	4/1/60	13,840	15,114
	Oracle Corp.	4.300%	7/8/34	4,000	4,203
	Oracle Corp.	6.500%	4/15/38	42,605	53,992
	Oracle Corp.	3.600%	4/1/40	1,000	926
	Oracle Corp.	5.375%	7/15/40	19,240	21,832
	Oracle Corp.	3.650%	3/25/41	1,225	1,138
	Oracle Corp.	4.125%	5/15/45	24,805	24,126
	Oracle Corp.	4.000%	7/15/46	32,790	31,281
	Oracle Corp.	4.375%	5/15/55	2,000	1,986
	QUALCOMM Inc.	4.800%	5/20/45	12,300	15,420
	QUALCOMM Inc.	4.300%	5/20/47	41,225	48,343
	S&P Global Inc.	3.250%	12/1/49	2,000	1,985
[5]	Sabre GLBL Inc.	7.375%	9/1/25	94	97
	salesforce.com Inc.	2.700%	7/15/41	4,100	3,863
	salesforce.com Inc.	2.900%	7/15/51	35,720	33,906
	salesforce.com Inc.	3.050%	7/15/61	24,175	22,925
[5]	SS&C Technologies Inc.	5.500%	9/30/27	505	523
	Texas Instruments Inc.	3.875%	3/15/39	5,056	5,686
	Texas Instruments Inc.	2.700%	9/15/51	4,400	4,150

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Visa Inc.	4.150%	12/14/35	20,145	23,069
	Visa Inc.	2.700%	4/15/40	4,500	4,337
	Visa Inc.	4.300%	12/14/45	35,196	41,437
	Visa Inc.	3.650%	9/15/47	37,123	40,267
	Visa Inc.	2.000%	8/15/50	23,570	19,146
	Western Digital Corp.	4.750%	2/15/26	279	293
					1,937,682
Utilities (14.9%)
	AEP Texas Inc.	4.150%	5/1/49	947	1,014
	AEP Transmission Co. LLC	4.000%	12/1/46	710	780
	AEP Transmission Co. LLC	3.750%	12/1/47	40,213	42,798
	AEP Transmission Co. LLC	4.250%	9/15/48	5,580	6,418
	AEP Transmission Co. LLC	3.650%	4/1/50	3,525	3,691
	Alabama Power Co.	6.000%	3/1/39	7,535	10,089
	Alabama Power Co.	5.500%	3/15/41	26,874	33,429
	Alabama Power Co.	5.200%	6/1/41	14,920	18,255
	Alabama Power Co.	3.850%	12/1/42	1,065	1,137
	Alabama Power Co.	3.750%	3/1/45	23,325	24,638
	Alabama Power Co.	3.450%	10/1/49	1,944	1,963
	Alabama Power Co.	3.125%	7/15/51	2,700	2,581
	Ameren Illinois Co.	3.700%	12/1/47	10,000	10,824
	Ameren Illinois Co.	4.500%	3/15/49	26,150	31,812
	Ameren Illinois Co.	2.900%	6/15/51	3,000	2,851
	American Water Capital Corp.	3.750%	9/1/47	2,380	2,505
	American Water Capital Corp.	3.450%	5/1/50	17,780	17,840
	Appalachian Power Co.	6.700%	8/15/37	32,970	44,267
	Appalachian Power Co.	4.400%	5/15/44	1,995	2,201
	Appalachian Power Co.	4.500%	3/1/49	2,070	2,359
	Appalachian Power Co.	3.700%	5/1/50	3,760	3,851
[7]	APT Pipelines Ltd.	1.250%	3/15/33	500	528
	Atmos Energy Corp.	4.150%	1/15/43	1,420	1,548
	Atmos Energy Corp.	3.375%	9/15/49	2,890	2,910
	Baltimore Gas and Electric Co.	6.350%	10/1/36	1,165	1,581
	Baltimore Gas and Electric Co.	4.250%	9/15/48	26,475	30,531
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	11,612	15,256
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	2,890	3,770
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	25,000	30,445
	Berkshire Hathaway Energy Co.	4.500%	2/1/45	43,625	49,624
	Berkshire Hathaway Energy Co.	4.450%	1/15/49	5,000	5,742
	Berkshire Hathaway Energy Co.	2.850%	5/15/51	2,730	2,451
[5]	Brooklyn Union Gas Co.	4.487%	3/4/49	35,000	38,733
[6]	Cadent Finance plc	3.125%	3/21/40	1,000	1,362
[5]	Calpine Corp.	5.125%	3/15/28	295	288
	CenterPoint Energy Houston Electric LLC	2.900%	7/1/50	3,400	3,248
	CenterPoint Energy Houston Electric LLC	3.350%	4/1/51	1,330	1,369
[5]	Comision Federal de Electricidad	3.875%	7/26/33	570	532
	Comision Federal de Electricidad	3.875%	7/26/33	1,675	1,561
	Commonwealth Edison Co.	5.900%	3/15/36	2,370	3,142
	Commonwealth Edison Co.	3.800%	10/1/42	20,733	22,149
	Commonwealth Edison Co.	4.600%	8/15/43	15,205	18,051
	Commonwealth Edison Co.	4.700%	1/15/44	15,891	19,079
	Commonwealth Edison Co.	3.700%	3/1/45	17,765	18,706
	Commonwealth Edison Co.	4.350%	11/15/45	11,060	12,736
	Commonwealth Edison Co.	3.650%	6/15/46	11,552	12,152
	Commonwealth Edison Co.	4.000%	3/1/48	8,765	9,719

Long-Term Investment-Grade Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Commonwealth Edison Co.	4.000%	3/1/49	13,485	14,947
Commonwealth Edison Co.	3.125%	3/15/51	2,060	1,992
Commonwealth Edison Co.	2.750%	9/1/51	1,500	1,373
Connecticut Light and Power Co.	6.350%	6/1/36	14,382	19,311
Connecticut Light and Power Co.	4.300%	4/15/44	1,390	1,606
Connecticut Light and Power Co.	4.150%	6/1/45	17,480	20,129
Consolidated Edison Co of New York Inc.	3.600%	6/15/61	2,195	2,190
Consolidated Edison Co. of New York Inc.	5.100%	6/15/33	691	792
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	9,947	12,498
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	10,637	13,863
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	9,600	13,405
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	8,668	10,768
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	852	1,088
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	10,501	11,334
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	8,740	9,073
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	50,016	56,130
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	5,715	6,377
Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	7,000	7,183
Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	1,000	1,034
Consolidated Edison Co. of New York Inc.	4.650%	12/1/48	4,795	5,602
Consolidated Edison Co. of New York Inc.	4.125%	5/15/49	1,000	1,088
Consolidated Edison Co. of New York Inc.	3.950%	4/1/50	1,000	1,087
Consolidated Edison Co. of New York Inc.	3.200%	12/1/51	38,807	36,770
Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	947	1,108
Consolidated Edison Co. of New York Inc.	3.000%	12/1/60	24,438	21,522
Consumers Energy Co.	3.250%	8/15/46	1,000	1,013
Consumers Energy Co.	3.750%	2/15/50	1,944	2,127
Consumers Energy Co.	3.100%	8/15/50	31,227	30,877
Consumers Energy Co.	2.650%	8/15/52	18,185	16,650
Consumers Energy Co.	2.500%	5/1/60	20,740	17,016
Dominion Energy South Carolina Inc.	6.050%	1/15/38	11,775	15,895
Dominion Energy South Carolina Inc.	5.450%	2/1/41	3,000	3,873
Dominion Energy South Carolina Inc.	4.600%	6/15/43	2,340	2,745
DTE Electric Co.	4.300%	7/1/44	1,220	1,400
DTE Electric Co.	3.700%	3/15/45	2,910	3,084
DTE Electric Co.	4.050%	5/15/48	947	1,085
DTE Electric Co.	2.950%	3/1/50	2,235	2,136
DTE Electric Co.	3.250%	4/1/51	2,000	2,014
Duke Energy Carolinas LLC	6.100%	6/1/37	23,230	30,295
Duke Energy Carolinas LLC	5.300%	2/15/40	8,910	11,149
Duke Energy Carolinas LLC	4.250%	12/15/41	16,300	18,127
Duke Energy Carolinas LLC	4.000%	9/30/42	42,092	45,802
Duke Energy Carolinas LLC	3.750%	6/1/45	1,643	1,727
Duke Energy Carolinas LLC	3.700%	12/1/47	1,500	1,578
Duke Energy Carolinas LLC	3.200%	8/15/49	10,922	10,781
Duke Energy Carolinas LLC	3.450%	4/15/51	13,045	13,498
Duke Energy Florida LLC	6.350%	9/15/37	758	1,033
Duke Energy Florida LLC	5.650%	4/1/40	1,200	1,539
Duke Energy Florida LLC	3.400%	10/1/46	2,000	1,985
Duke Energy Florida LLC	4.200%	7/15/48	1,000	1,131
Duke Energy Florida LLC	3.000%	12/15/51	1,450	1,366
Duke Energy Indiana LLC	6.120%	10/15/35	1,000	1,278
Duke Energy Indiana LLC	6.350%	8/15/38	775	1,043
Duke Energy Indiana LLC	6.450%	4/1/39	10,411	14,253
Duke Energy Indiana LLC	4.200%	3/15/42	12,700	13,599

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Duke Energy Indiana LLC	4.900%	7/15/43	29,514	35,247
	Duke Energy Ohio Inc.	3.700%	6/15/46	10,325	10,734
	Duke Energy Ohio Inc.	4.300%	2/1/49	1,000	1,136
	Duke Energy Progress LLC	4.100%	5/15/42	2,250	2,458
	Duke Energy Progress LLC	4.100%	3/15/43	23,186	25,610
	Duke Energy Progress LLC	4.150%	12/1/44	29,945	32,793
	Duke Energy Progress LLC	4.200%	8/15/45	22,105	24,653
	Duke Energy Progress LLC	3.700%	10/15/46	22,000	23,424
	Duke Energy Progress LLC	2.900%	8/15/51	14,785	13,869
[6]	E.ON International Finance BV	6.750%	1/27/39	600	1,218
[7]	Enel Finance International NV	0.875%	6/17/36	1,000	1,032
[6]	Enel Finance International NV	5.750%	9/14/40	400	755
	Entergy Arkansas LLC	2.650%	6/15/51	1,665	1,470
	Entergy Louisiana LLC	4.000%	3/15/33	651	720
	Entergy Louisiana LLC	4.950%	1/15/45	1,046	1,115
	Entergy Louisiana LLC	4.200%	9/1/48	1,000	1,127
	Entergy Louisiana LLC	4.200%	4/1/50	1,500	1,692
	Entergy Louisiana LLC	2.900%	3/15/51	2,000	1,834
	Evergy Kansas Central Inc.	4.125%	3/1/42	1,112	1,225
	Evergy Kansas Central Inc.	4.625%	9/1/43	1,231	1,408
	Evergy Kansas Central Inc.	3.250%	9/1/49	8,050	7,867
	Evergy Kansas Central Inc.	3.450%	4/15/50	500	505
	FirstEnergy Corp.	4.150%	7/15/27	255	260
	FirstEnergy Corp.	2.650%	3/1/30	1,675	1,581
	FirstEnergy Corp.	3.400%	3/1/50	75	68
	Florida Power & Light Co.	5.960%	4/1/39	947	1,295
	Florida Power & Light Co.	5.690%	3/1/40	663	897
	Florida Power & Light Co.	5.250%	2/1/41	2,779	3,524
	Florida Power & Light Co.	3.950%	3/1/48	5,859	6,585
	Florida Power & Light Co.	3.990%	3/1/49	2,890	3,307
	Florida Power & Light Co.	2.875%	12/4/51	1,500	1,429
	Georgia Power Co.	4.750%	9/1/40	33,945	38,530
	Georgia Power Co.	4.300%	3/15/42	10,641	11,585
	Georgia Power Co.	3.700%	1/30/50	17,230	17,410
[3]	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	19,935	23,792
	Kentucky Utilities Co.	5.125%	11/1/40	2,894	3,535
	Kentucky Utilities Co.	4.375%	10/1/45	18,000	20,239
	Kentucky Utilities Co.	3.300%	6/1/50	1,900	1,875
	Louisville Gas and Electric Co.	4.250%	4/1/49	17,050	19,840
[5]	Massachusetts Electric Co.	4.004%	8/15/46	10,890	11,273
	MidAmerican Energy Co.	5.800%	10/15/36	473	616
	MidAmerican Energy Co.	4.800%	9/15/43	27,525	33,209
	MidAmerican Energy Co.	4.250%	5/1/46	24,721	28,704
	MidAmerican Energy Co.	4.250%	7/15/49	15,510	18,094
	MidAmerican Energy Co.	3.150%	4/15/50	1,000	989
	MidAmerican Energy Co.	2.700%	8/1/52	1,250	1,139
[5]	Monongahela Power Co.	5.400%	12/15/43	10,640	13,119
[6]	National Grid Electricity Transmission plc	2.750%	2/6/35	1,200	1,630
	National Rural Utilities Cooperative Finance Corp.	2.750%	4/15/32	9,475	9,440
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	2,100	2,319
	National Rural Utilities Cooperative Finance Corp.	4.300%	3/15/49	13,055	15,343
	Nevada Power Co.	6.650%	4/1/36	5,830	8,051
	Nevada Power Co.	5.375%	9/15/40	16,430	20,203
	Nevada Power Co.	5.450%	5/15/41	21,620	26,838
[5]	New England Power Co.	2.807%	10/6/50	15,615	13,560

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	NextEra Energy Operating Partners LP	4.500%	9/15/27	600	608
	Northern States Power Co.	6.250%	6/1/36	780	1,058
	Northern States Power Co.	6.200%	7/1/37	27,844	38,678
	Northern States Power Co.	5.350%	11/1/39	758	988
	Northern States Power Co.	3.400%	8/15/42	1,000	1,020
	Northern States Power Co.	4.000%	8/15/45	805	894
	Northern States Power Co.	3.600%	9/15/47	12,525	13,206
	Northern States Power Co.	4.200%	9/1/48	12,250	13,758
	Northern States Power Co.	2.600%	6/1/51	14,765	13,246
	NRG Energy Inc.	6.625%	1/15/27	24	25
	Ohio Power Co.	4.000%	6/1/49	734	803
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,420	2,159
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	3,103	3,955
	Oncor Electric Delivery Co. LLC	3.750%	4/1/45	7,120	7,632
	Oncor Electric Delivery Co. LLC	3.800%	9/30/47	16,908	18,407
	Oncor Electric Delivery Co. LLC	4.100%	11/15/48	3,665	4,227
	Oncor Electric Delivery Co. LLC	3.800%	6/1/49	1,420	1,569
[5]	Oncor Electric Delivery Co. LLC	2.700%	11/15/51	10,080	9,248
	PacifiCorp	5.250%	6/15/35	1,232	1,501
	PacifiCorp	6.100%	8/1/36	14,920	19,488
	PacifiCorp	6.250%	10/15/37	7,772	10,360
	PacifiCorp	6.350%	7/15/38	35,944	48,690
	PacifiCorp	6.000%	1/15/39	32,206	42,633
	PacifiCorp	4.100%	2/1/42	19,700	21,250
	PacifiCorp	4.125%	1/15/49	6,538	7,239
	PacifiCorp	4.150%	2/15/50	44,530	49,604
	PacifiCorp	3.300%	3/15/51	1,000	987
	PacifiCorp	2.900%	6/15/52	7,299	6,776
[5]	Pattern Energy Operations LP / Pattern Energy Operations Inc.	4.500%	8/15/28	100	101
	PECO Energy Co.	4.800%	10/15/43	10,365	12,439
	PECO Energy Co.	4.150%	10/1/44	396	443
	PECO Energy Co.	3.700%	9/15/47	15,500	16,584
	PECO Energy Co.	3.900%	3/1/48	32,240	35,589
	PECO Energy Co.	3.050%	3/15/51	16,655	16,105
[5,7]	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	1.875%	11/5/31	1,690	1,743
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	5.250%	10/24/42	1,500	1,563
	PG&E Corp.	5.250%	7/1/30	230	229
	Potomac Electric Power Co.	6.500%	11/15/37	1,160	1,625
	Potomac Electric Power Co.	7.900%	12/15/38	142	218
	Potomac Electric Power Co.	4.150%	3/15/43	13,575	15,144
	PPL Electric Utilities Corp.	6.450%	8/15/37	10,200	13,792
	PPL Electric Utilities Corp.	6.250%	5/15/39	10,924	14,988
	PPL Electric Utilities Corp.	5.200%	7/15/41	1,183	1,467
	PPL Electric Utilities Corp.	3.950%	6/1/47	12,500	13,764
	Public Service Co. of Colorado	6.250%	9/1/37	960	1,340
	Public Service Co. of Colorado	3.600%	9/15/42	20,555	21,451
	Public Service Co. of Colorado	4.300%	3/15/44	2,761	3,145
	Public Service Co. of Colorado	3.800%	6/15/47	1,280	1,378
	Public Service Co. of Colorado	4.050%	9/15/49	34,010	38,425
	Public Service Co. of Colorado	3.200%	3/1/50	7,940	7,830
	Public Service Electric and Gas Co.	3.650%	9/1/42	21,083	22,277
	Public Service Electric and Gas Co.	3.850%	5/1/49	2,890	3,174
	Public Service Electric and Gas Co.	3.200%	8/1/49	1,065	1,076

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Public Service Electric and Gas Co.	2.700%	5/1/50	16,600	15,072
	Public Service Electric and Gas Co.	3.000%	3/1/51	3,000	2,904
	Puget Sound Energy Inc.	6.274%	3/15/37	473	634
	Puget Sound Energy Inc.	5.757%	10/1/39	1,042	1,351
	Puget Sound Energy Inc.	5.795%	3/15/40	15,992	21,059
	Puget Sound Energy Inc.	4.300%	5/20/45	379	427
	Puget Sound Energy Inc.	4.223%	6/15/48	29,820	33,829
	Puget Sound Energy Inc.	3.250%	9/15/49	35,150	34,769
	Puget Sound Energy Inc.	2.893%	9/15/51	14,200	13,338
	San Diego Gas & Electric Co.	3.750%	6/1/47	1,000	1,047
	San Diego Gas & Electric Co.	4.100%	6/15/49	2,081	2,334
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,255
	Southern California Edison Co.	5.625%	2/1/36	925	1,105
	Southern California Edison Co.	5.950%	2/1/38	11,060	13,747
	Southern California Edison Co.	4.500%	9/1/40	14,228	15,419
	Southern California Edison Co.	3.900%	12/1/41	7,660	7,549
	Southern California Edison Co.	4.050%	3/15/42	1,704	1,749
	Southern California Edison Co.	3.900%	3/15/43	21,775	21,904
	Southern California Edison Co.	4.650%	10/1/43	21,739	24,194
	Southern California Edison Co.	3.600%	2/1/45	3,837	3,707
	Southern California Edison Co.	4.000%	4/1/47	31,200	32,581
	Southern California Edison Co.	4.125%	3/1/48	36,182	38,294
	Southern California Edison Co.	3.650%	2/1/50	22,870	22,808
	Southern California Edison Co.	2.950%	2/1/51	805	717
	Southern California Edison Co.	3.450%	2/1/52	23,965	23,026
	Southern California Gas Co.	5.125%	11/15/40	1,870	2,301
	Southern California Gas Co.	4.125%	6/1/48	30,835	34,884
	Southern California Gas Co.	4.300%	1/15/49	15,075	17,662
	Southwestern Public Service Co.	4.500%	8/15/41	23,975	27,669
	Southwestern Public Service Co.	3.700%	8/15/47	20,540	21,962
	Southwestern Public Service Co.	3.750%	6/15/49	1,420	1,537
	Southwestern Public Service Co.	3.150%	5/1/50	10,750	10,589
	Tampa Electric Co.	3.450%	3/15/51	2,000	2,048
	Tucson Electric Power Co.	3.250%	5/1/51	20,000	19,467
	Union Electric Co.	3.900%	9/15/42	4,326	4,710
	Union Electric Co.	4.000%	4/1/48	20,290	22,904
	Union Electric Co.	3.250%	10/1/49	2,025	2,044
	Virginia Electric and Power Co.	6.000%	5/15/37	57,203	75,358
	Virginia Electric and Power Co.	6.350%	11/30/37	1,944	2,657
	Virginia Electric and Power Co.	4.450%	2/15/44	15,490	17,917
	Virginia Electric and Power Co.	4.000%	11/15/46	8,725	9,602
	Virginia Electric and Power Co.	3.800%	9/15/47	29,319	31,682
	Virginia Electric and Power Co.	4.600%	12/1/48	7,310	8,847
	Virginia Electric and Power Co.	3.300%	12/1/49	1,400	1,411
	Virginia Electric and Power Co.	2.450%	12/15/50	1,615	1,385
	Virginia Electric and Power Co.	2.950%	11/15/51	16,390	15,442
[5]	Vistra Operations Co. LLC	5.625%	2/15/27	105	107
[5]	Vistra Operations Co. LLC	5.000%	7/31/27	200	203
	Wisconsin Electric Power Co.	5.625%	5/15/33	521	648
	Wisconsin Public Service Corp.	3.300%	9/1/49	1,944	1,941
					2,922,751
Total Corporate Bonds (Cost $14,533,351)					15,429,447
Sovereign Bonds (1.3%)
[5]	CDP Financial Inc.	5.600%	11/25/39	1,500	2,068

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Export-Import Bank of India	3.875%	2/1/28	960	1,006
[5,7]	Kingdom of Morocco	2.000%	9/30/30	2,130	2,262
[5]	Kingdom of Saudi Arabia	3.450%	2/2/61	27,460	26,154
	Panama Bonos del Tesoro	3.362%	6/30/31	1,810	1,751
	Republic of Chile	2.550%	7/27/33	12,665	11,856
	Republic of Chile	3.500%	1/31/34	13,830	14,135
	Republic of Chile	3.100%	5/7/41	60,560	56,112
	Republic of Chile	3.500%	1/25/50	21,819	21,010
	Republic of Chile	3.500%	4/15/53	14,695	13,998
	Republic of Chile	3.100%	1/22/61	23,330	20,191
	Republic of Chile	3.250%	9/21/71	24,130	20,742
	Republic of Colombia	10.375%	1/28/33	1,259	1,730
	Republic of Colombia	5.000%	6/15/45	200	170
	Republic of Colombia	5.200%	5/15/49	2,430	2,094
	Republic of Colombia	4.125%	5/15/51	1,200	913
[3]	Republic of Panama	4.500%	4/16/50	859	882
[3]	Republic of Panama	3.870%	7/23/60	1,289	1,183
	Republic of Panama	4.500%	1/19/63	1,330	1,347
[7]	Republic of Philippines	1.750%	4/28/41	186	200
[5,7]	Romania	1.750%	7/13/30	8,600	8,777
[7]	Romania	1.750%	7/13/30	1,190	1,214
	State of Israel	3.875%	7/3/50	6,945	7,717
	State of Israel	4.500%	4/3/20	3,192	3,827
[5]	State of Qatar	4.817%	3/14/49	18,835	23,542
[5]	State of Qatar	4.400%	4/16/50	9,215	10,936
[7]	United Mexican States	3.625%	4/9/29	379	482
	United Mexican States	4.400%	2/12/52	7,300	7,052
Total Sovereign Bonds (Cost $276,220)					263,351
Taxable Municipal Bonds (9.1%)
	American Municipal Power Inc. Electric Power & Light Revenue	6.270%	2/15/50	41,731	57,862
	Bay Area Toll Authority Highway Revenue	6.793%	4/1/30	1,449	1,718
	Bay Area Toll Authority Highway Revenue	6.918%	4/1/40	23,745	34,742
	Bay Area Toll Authority Highway Revenue	6.263%	4/1/49	10,420	16,290
	Bay Area Toll Authority Highway Revenue	3.552%	4/1/54	8,595	8,770
	California GO	2.500%	10/1/29	4,500	4,564
	California GO	4.600%	4/1/38	31,195	35,373
	California GO	7.550%	4/1/39	7,255	11,622
	California GO	7.300%	10/1/39	37,286	56,518
	California GO	7.600%	11/1/40	56,685	93,486
	California State Public Works Board Lease (Abatement) Revenue	8.361%	10/1/34	1,136	1,738
	California State University College & University Revenue	2.975%	11/1/51	27,825	26,485
	California State University College & University Revenue	2.719%	11/1/52	10,925	10,166
	Chicago O'Hare International Airport Port, Airport & Marina Revenue	4.472%	1/1/49	11,525	14,644
	Chicago Transit Authority Sales & Transfer Tax Receipts Sales Tax Revenue	6.899%	12/1/40	43,340	60,179
	Chicago Transit Authority Sales & Transfer Tax Receipts Sales Tax Revenue	6.899%	12/1/40	9,620	13,358
[11]	Commonwealth Financing Authority Appropriations Revenue	5.197%	6/1/26	2,417	2,601
	Commonwealth Financing Authority Appropriations Revenue	4.144%	6/1/38	17,060	19,551

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Commonwealth Financing Authority Appropriations Revenue (Plancon Program)	3.864%	6/1/38	19,285	21,376
	Commonwealth of Massachusetts GO	2.514%	7/1/41	5,570	5,352
	Commonwealth of Massachusetts GO	2.813%	9/1/43	40,910	40,054
	Commonwealth of Massachusetts GO	2.900%	9/1/49	6,540	6,425
	Dallas Area Rapid Transit Sales Tax Revenue	5.999%	12/1/44	189	268
	Dallas Area Rapid Transit Sales Tax Revenue	2.613%	12/1/48	25,470	23,413
	Dallas Fort Worth International Airport Port, Airport & Marina Revenue	2.843%	11/1/46	16,740	16,458
	District of Columbia Water & Sewer Authority Water Revenue	4.814%	10/1/14	1,944	2,755
	Duke University College & University Revenue	5.850%	4/1/37	29,490	40,980
	Georgia Municipal Electric Authority Electric Power & Light Revenue	6.637%	4/1/57	923	1,342
	Georgia Municipal Electric Authority Electric Power & Light Revenue	6.655%	4/1/57	333	492
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	2.746%	6/1/34	1,055	1,026
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	4.214%	6/1/50	26,160	24,805
	Grand Parkway Transportation Corp. Highway Revenue	5.184%	10/1/42	1,420	1,852
	Houston TX GO	6.290%	3/1/32	1,972	2,448
	Illinois State Toll Highway Authority Highway Revenue	6.184%	1/1/34	10,330	13,738
	Kansas Development Finance Authority Appropriations Revenue	4.727%	4/15/37	2,417	2,870
	Kansas Development Finance Authority Appropriations Revenue	4.927%	4/15/45	20,480	25,823
[12]	Kansas Development Finance Authority Appropriations Revenue	2.774%	5/1/51	11,710	10,989
	Los Angeles CA Unified School District GO	5.755%	7/1/29	1,944	2,305
	Los Angeles CA Unified School District GO	6.758%	7/1/34	27,775	37,790
	Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue	5.735%	6/1/39	15,020	19,348
	Los Angeles Department of Water & Power System Electric Power & Light Revenue	5.716%	7/1/39	379	526
	Los Angeles Department of Water & Power System Water Revenue	6.603%	7/1/50	1,849	3,072
	Los Angeles Department of Water Revenue	6.008%	7/1/39	1,136	1,473
	Massachusetts Water Resources Authority Water Revenue	2.823%	8/1/41	16,390	15,784
	Metropolitan Transportation Authority Fuel Sales Tax Revenue	6.089%	11/15/40	3,833	5,191
	Metropolitan Transportation Authority Miscellaneous Taxes Revenue	7.336%	11/15/39	50,780	78,982
	Metropolitan Transportation Authority Transit Revenue	5.871%	11/15/39	210	265
	Metropolitan Transportation Authority Transit Revenue	6.814%	11/15/40	750	1,046
	Metropolitan Transportation Authority Transit Revenue	5.175%	11/15/49	4,650	5,986
	Michigan Finance Authority Health, Hospital, Nursing Home Revenue	3.384%	12/1/40	3,230	3,372
	Michigan Strategic Fund Lease (Appropriation) Revenue	3.225%	9/1/47	8,310	8,176
[13]	New Jersey Economic Development Authority Appropriations Revenue	7.425%	2/15/29	6,570	8,100
	New Jersey Rutgers State University College & University Revenue	3.915%	5/1/19	48,580	52,128
	New Jersey Turnpike Authority Highway Revenue	7.414%	1/1/40	947	1,489
	New Jersey Turnpike Authority Highway Revenue	7.102%	1/1/41	37,862	58,114
	New York City Transitional Finance Authority Future Tax Secured Sales Tax Revenue	5.508%	8/1/37	2,859	3,650

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	New York City Water & Sewer System Water Revenue	5.724%	6/15/42	12,711	18,103
	New York City Water & Sewer System Water Revenue	5.952%	6/15/42	18,114	26,329
	New York City Water & Sewer System Water Revenue	6.011%	6/15/42	6,843	9,987
	New York City Water & Sewer System Water Revenue	5.882%	6/15/44	32,580	47,792
	New York NY GO	5.590%	3/1/35	947	1,238
	New York NY GO	6.271%	12/1/37	550	756
	New York State Dormitory Authority Income Tax Revenue	5.289%	3/15/33	7,288	8,600
	New York State Dormitory Authority Income Tax Revenue	3.110%	2/15/39	8,465	8,638
	New York State Dormitory Authority Income Tax Revenue	5.628%	3/15/39	15,919	19,863
	New York State Dormitory Authority Income Tax Revenue	5.600%	3/15/40	189	247
	New York State Dormitory Authority Income Tax Revenue	3.190%	2/15/43	7,295	7,442
	New York State Thruway Authority Highway Revenue	3.500%	1/1/42	10,945	11,328
	New York State Urban Development Corp. Income Tax Revenue	3.900%	3/15/33	21,250	22,971
	North Texas Tollway Authority Highway Revenue	6.718%	1/1/49	22,942	36,839
	Ohio State University College & University Revenue	4.910%	6/1/40	12,300	16,278
	Ohio State University College & University Revenue	4.800%	6/1/11	17,635	25,215
[14]	Oregon School Boards Assn. GO	4.759%	6/30/28	857	931
	Permanent University Fund - University of Texas System College & University Revenue	5.262%	7/1/39	11,500	15,386
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	6.040%	12/1/29	2,038	2,592
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.647%	11/1/40	15,253	20,258
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.647%	11/1/40	10,176	13,515
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.926%	10/1/51	25,005	32,774
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.458%	10/1/62	35,940	45,129
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.287%	8/1/69	29,094	28,932
	Sacramento Municipal Utility District Electric Power & Light Revenue	6.156%	5/15/36	857	1,162
	Sales Tax Securitization Corp. Intergovernmental Agreement Revenue	3.238%	1/1/42	25,400	24,468
	Sales Tax Securitization Corp. Sales Tax Revenue	4.637%	1/1/40	15,560	18,013
	Sales Tax Securitization Corp. Sales Tax Revenue	3.587%	1/1/43	36,460	37,532
	Sales Tax Securitization Corp. Sales Tax Revenue	4.787%	1/1/48	4,990	5,983
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.985%	2/1/39	10,450	14,346
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	4.427%	2/1/42	1,326	1,576
	San Diego County Regional Airport Authority Port, Airport & Marina Revenue	5.594%	7/1/43	757	826
	San Francisco CA Public Utilities Commission Water Revenue	6.950%	11/1/50	1,326	2,147
[11]	San Joaquin Hills Transportation Corridor Agency Highway Revenue	3.492%	1/15/50	28,850	27,855
	Sonoma County CA Miscellaneous Revenue	6.000%	12/1/29	408	483
	Texas Private Activity Bond Surface Transportation Corp. Highway Revenue	3.922%	12/31/49	4,150	4,396
	University of California College & University Revenue	4.601%	5/15/31	2,141	2,444
	University of California College & University Revenue	2.147%	5/15/33	5,000	4,767
	University of California College & University Revenue	5.770%	5/15/43	473	628
	University of California College & University Revenue	3.931%	5/15/45	17,840	19,744
	University of California College & University Revenue	4.858%	5/15/12	32,223	45,250

Long-Term Investment-Grade Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	University of California College & University Revenue	4.767%	5/15/15	14,875	20,371
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.548%	5/15/48	8,918	13,349
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.583%	5/15/49	852	1,256
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.006%	5/15/50	28,170	27,884
	University of North Carolina at Chapel Hill College & University Revenue	3.327%	12/1/36	6,730	7,293
	University of Texas System Regents College & University Revenue	4.794%	8/15/46	8,915	11,573
	University of Virginia College & University Revenue	2.256%	9/1/50	15,280	13,314
	University of Virginia College & University Revenue	3.227%	9/1/19	35,640	34,776
	Washington GO	5.481%	8/1/39	852	1,113
[11]	Wisconsin Appropriations Revenue	5.700%	5/1/26	1,702	1,892
	Wisconsin Appropriations Revenue	3.954%	5/1/36	3,364	3,673
Total Taxable Municipal Bonds (Cost $1,501,355)					1,788,187
				Shares
Temporary Cash Investments (3.9%)
Money Market Fund (0.2%)
[15]	Vanguard Market Liquidity Fund	0.120%		484,351	48,430
				Face Amount ($000)
Repurchase Agreements (3.7%)
	Bank of America Securities LLC (Dated 1/31/22, Repurchase Value $148,400,000, collateralized by Ginnie Mae 2.000%, 8/20/50, with a value of $151,368,000)	0.050%	2/1/22	148,400	148,400
	Barclays Capital Inc. (Dated 1/31/22, Repurchase Value $189,400,000, collateralized by U.S. Treasury Note/Bond 0.375%–3.125%, 1/31/26–5/15/48, with a value of $193,188,000)	0.050%	2/1/22	189,400	189,400
	Citigroup Global Markets Inc. (Dated 1/31/22, Repurchase Value $233,100,000, collateralized by U.S. Treasury Note/Bond 1.250%–3.375%, 11/15/48–5/15/50, with a value of $237,762,000)	0.050%	2/1/22	233,100	233,100
	RBC Capital Markets LLC (Dated 1/31/22, Repurchase Value $147,200,000, collateralized by U.S. Treasury Bill 0.000%, 2/24/22, and U.S. Treasury Note/Bond 0.125%–1.625%, 9/15/22–9/30/26, with a value of $150,144,000)	0.050%	2/1/22	147,200	147,200
					718,100
Total Temporary Cash Investments (Cost $766,524)					766,530

Long-Term Investment-Grade Fund
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value• ($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Put Swaptions
5-Year CDX-NA-IG-S37-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	3/16/22	0.625%	56,685	145
Total Options Purchased (Cost $121)					145
Total Investments (99.6%) (Cost $18,401,720)					19,537,232
Other Assets and Liabilities—Net (0.4%)					71,590
Net Assets (100%)					19,608,822
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $22,062,000 have been segregated as initial margin for open futures contracts.
2	Securities with a value of $56,247,000 have been segregated as initial margin for open centrally cleared swap contracts.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2022, the aggregate value was $1,148,535,000, representing 5.9% of net assets.
6	Face amount denominated in British pounds.
7	Face amount denominated in euro.
8	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2022.
9	Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At January 31, 2022 the aggregate value of these securities was $214,000, representing 0.0% of net assets.
10	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
11	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
12	Scheduled principal and interest payments are guaranteed by Build America Mutual Assurance Co.
13	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
14	Scheduled principal and interest payments are guaranteed by Ambac Assurance Corp.
15	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
GO—General Obligation Bond.
GSI—Goldman Sachs International.
LIBOR—London Interbank Offered Rate.
USD—U.S. dollar.

Long-Term Investment-Grade Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
Over-the-Counter Swaptions
Put Swaptions
5-Year CDX-NA-IG-S37-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	3/16/22	0.800%	56,685	(59)
Total Options Written (Premiums Received $64)					(59)
GSI—Goldman Sachs International.

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	March 2022	141	16,808	(188)
Long U.S. Treasury Bond	March 2022	3,509	546,088	(10,418)
Ultra 10-Year U.S. Treasury Note	March 2022	505	72,128	(1,018)
Ultra Long U.S. Treasury Bond	March 2022	795	150,205	(1,167)
				(12,791)
Short Futures Contracts
2-Year U.S. Treasury Note	March 2022	(72)	(15,599)	50
10-Year U.S. Treasury Note	March 2022	(874)	(111,845)	1,759
Euro-Bobl	March 2022	(8)	(1,189)	11
Euro-Bund	March 2022	(132)	(25,078)	666
Euro-Buxl	March 2022	(35)	(7,994)	580
Long Gilt	March 2022	(89)	(14,598)	228
Long U.S. Treasury Bond	March 2022	(530)	(82,481)	261
Ultra 10-Year U.S. Treasury Note	March 2022	(171)	(24,424)	(12)
				3,543
				(9,248)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
State Street Bank & Trust Co.	3/16/22	EUR	146	USD	166	—	(2)
Standard Chartered Bank	3/16/22	EUR	135	USD	154	—	(2)
Bank of America, N.A.	3/16/22	GBP	2,002	USD	2,734	—	(43)
Morgan Stanley Capital Services Inc.	3/16/22	GBP	749	USD	1,022	—	(15)
Citibank, N.A.	3/16/22	USD	176	AUD	243	4	—
State Street Bank & Trust Co.	3/16/22	USD	36,516	EUR	31,960	574	—

Long-Term Investment-Grade Fund
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Morgan Stanley Capital Services Inc.	3/16/22	USD	1,491	EUR	1,329	—	(3)
Citibank, N.A.	3/16/22	USD	469	EUR	411	7	—
Morgan Stanley Capital Services Inc.	3/16/22	USD	261	EUR	228	5	—
Royal Bank of Canada	3/16/22	USD	238	EUR	210	2	—
Bank of America, N.A.	3/16/22	USD	99	EUR	87	1	—
Standard Chartered Bank	3/16/22	USD	23	EUR	21	—	—
State Street Bank & Trust Co.	3/16/22	USD	11,822	GBP	8,648	194	—
Bank of America, N.A.	3/16/22	USD	1,436	GBP	1,070	—	(2)
Morgan Stanley Capital Services Inc.	3/16/22	USD	1,404	GBP	1,031	18	—
Morgan Stanley Capital Services Inc.	3/16/22	USD	4	JPY	447	—	—
						805	(67)
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)		Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
CDX-NA-IG-S37-V1	12/21/24	USD	14,375	1.000	272	(50)
CDX-NA-IG-S37-V1	12/22/26	USD	1,839,080	1.000	35,865	(8,254)
					36,137	(8,304)
Credit Protection Purchased
CDX-NA-HY-S37-V1	12/22/26	USD	1,150	(5.000)	(83)	25
					36,054	(8,279)
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Credit Protection Sold/Moody's Rating
Republic of Chile/A1	12/22/26	MSCS	6,400	1.000	63	45	18	—
1	Periodic premium received/paid quarterly.
MSCS—Morgan Stanley Capital Services LLC.

Long-Term Investment-Grade Fund
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At January 31, 2022, the counterparties had deposited in segregated accounts securities with a value of $1,128,000 in connection with open forward currency contracts and open over-the-counter swap contracts.
Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date[1]	Notional Amount ($000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
3/18/24	3/16/22	9,400	0.250[2]	(0.000)[3]	(186)	(48)
3/17/25	3/16/22	4,500	0.500[2]	(0.000)[3]	(117)	(28)
3/16/27	3/16/22	4,900	1.000[2]	(0.000)[3]	(118)	(45)
3/16/32	3/16/22	4,100	1.500[2]	(0.000)[3]	(46)	(89)
3/16/37	3/16/22	80,300	1.750[2]	(0.000)[3]	591	(2,577)
3/17/42	3/16/22	57,700	0.000[3]	(1.750)[2]	(324)	1,969
3/18/52	3/16/22	6,900	1.750[2]	(0.000)[3]	143	(317)
					(57)	(1,135)
1	Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2	Interest payment received/paid annually.
3	Based on Secured Overnight Financing Rate (SOFR) as of the most recent payment date. Interest payment received/paid annually.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund
Statement of Assets and Liabilities
As of January 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $18,353,296)	19,488,802
Affiliated Issuers (Cost $48,424)	48,430
Total Investments in Securities	19,537,232
Investment in Vanguard	668
Cash	2
Foreign Currency, at Value (Cost $458)	459
Receivables for Investment Securities Sold	3,301
Receivables for Accrued Income	178,717
Receivables for Capital Shares Issued	2,534
Swap Premiums Paid	45
Variation Margin Receivable—Centrally Cleared Swap Contracts	631
Unrealized Appreciation—Forward Currency Contracts	805
Unrealized Appreciation—Over-the-Counter Swap Contracts	18
Other Assets	54
Total Assets	19,724,466
Liabilities
Payables for Investment Securities Purchased	63,347
Payables to Investment Advisor	756
Payables for Capital Shares Redeemed	43,056
Payables for Distributions	6,711
Payables to Vanguard	1,082
Options Written, at Value (Premiums Received $64)	59
Variation Margin Payable—Futures Contracts	566
Unrealized Depreciation—Forward Currency Contracts	67
Total Liabilities	115,644
Net Assets	19,608,822

Long-Term Investment-Grade Fund
Statement of Assets and Liabilities (continued)
At January 31, 2022, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	18,496,621
Total Distributable Earnings (Loss)	1,112,201
Net Assets	19,608,822

Investor Shares—Net Assets
Applicable to 468,345,621 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,840,134
Net Asset Value Per Share—Investor Shares	$10.33

Admiral Shares—Net Assets
Applicable to 1,429,059,962 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	14,768,688
Net Asset Value Per Share—Admiral Shares	$10.33

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund
Statement of Operations

Year Ended January 31, 2022
($000)
Investment Income
Income
Interest[1,2]	649,810
Total Income	649,810
Expenses
Investment Advisory Fees—Note B	3,196
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,591
Management and Administrative—Admiral Shares	14,419
Marketing and Distribution—Investor Shares	422
Marketing and Distribution—Admiral Shares	776
Custodian Fees	138
Auditing Fees	42
Shareholders’ Reports—Investor Shares	114
Shareholders’ Reports—Admiral Shares	47
Trustees’ Fees and Expenses	15
Total Expenses	28,760
Net Investment Income	621,050
Realized Net Gain (Loss)
Investment Securities Sold[1]	407,790
Futures Contracts	(32,426)
Options Purchased	(340)
Options Written	469
Swap Contracts	39,460
Forward Currency Contracts	3,542
Foreign Currencies	(300)
Realized Net Gain (Loss)	418,195
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(1,929,772)
Futures Contracts	186
Options Purchased	31
Options Written	(21)
Swap Contracts	(10,195)
Forward Currency Contracts	456
Foreign Currencies	(14)
Change in Unrealized Appreciation (Depreciation)	(1,939,329)
Net Increase (Decrease) in Net Assets Resulting from Operations	(900,084)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $325,000, ($7,000), $3,000, and ($9,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Interest is net of foreign withholding taxes of $14,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	621,050	620,349
Realized Net Gain (Loss)	418,195	856,736
Change in Unrealized Appreciation (Depreciation)	(1,939,329)	(178,659)
Net Increase (Decrease) in Net Assets Resulting from Operations	(900,084)	1,298,426
Distributions
Investor Shares	(266,705)	(334,548)
Admiral Shares	(828,301)	(1,083,369)
Total Distributions	(1,095,006)	(1,417,917)
Capital Share Transactions
Investor Shares	256,812	140,872
Admiral Shares	821,786	227,298
Net Increase (Decrease) from Capital Share Transactions	1,078,598	368,170
Total Increase (Decrease)	(916,492)	248,679
Net Assets
Beginning of Period	20,525,314	20,276,635
End of Period	19,608,822	20,525,314

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.42	$11.48	$9.79	$10.40	$10.06
Investment Operations
Net Investment Income[1]	.323	.349	.381	.397	.405
Net Realized and Unrealized Gain (Loss) on Investments	(.836)	.399	1.854	(.560)	.520
Total from Investment Operations	(.513)	.748	2.235	(.163)	.925
Distributions
Dividends from Net Investment Income	(.340)	(.368)	(.399)	(.413)	(.421)
Distributions from Realized Capital Gains	(.237)	(.440)	(.146)	(.034)	(.164)
Total Distributions	(.577)	(.808)	(.545)	(.447)	(.585)
Net Asset Value, End of Period	$10.33	$11.42	$11.48	$9.79	$10.40
Total Return[2]	-4.64%	6.54%	23.31%	-1.45%	9.28%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,840	$5,070	$4,942	$4,098	$4,570
Ratio of Total Expenses to Average Net Assets	0.22%	0.22%	0.22%	0.22%	0.22%
Ratio of Net Investment Income to Average Net Assets	2.94%	2.97%	3.57%	4.08%	3.87%
Portfolio Turnover Rate	24%	30%	34%[3]	32%[3]	27%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 1% and 0%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.42	$11.48	$9.79	$10.40	$10.06
Investment Operations
Net Investment Income[1]	.334	.361	.392	.407	.415
Net Realized and Unrealized Gain (Loss) on Investments	(.836)	.399	1.853	(.560)	.520
Total from Investment Operations	(.502)	.760	2.245	(.153)	.935
Distributions
Dividends from Net Investment Income	(.351)	(.380)	(.409)	(.423)	(.431)
Distributions from Realized Capital Gains	(.237)	(.440)	(.146)	(.034)	(.164)
Total Distributions	(.588)	(.820)	(.555)	(.457)	(.595)
Net Asset Value, End of Period	$10.33	$11.42	$11.48	$9.79	$10.40
Total Return[2]	-4.54%	6.64%	23.43%	-1.35%	9.39%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,769	$15,455	$15,335	$12,820	$11,925
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	3.04%	3.07%	3.67%	4.18%	3.97%
Portfolio Turnover Rate	24%	30%	34%[3]	32%[3]	27%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 1% and 0%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund
Notes to Financial Statements
Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Certain of the fund’s investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposure. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing

Long-Term Investment-Grade Fund
brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2022, the fund’s average investments in long and short futures contracts represented 6% and 2% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended January 31, 2022, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

Long-Term Investment-Grade Fund
5. Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund’s sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, and receive a different floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the swaption is out-of-the money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the swaption is in-the-money, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended January 31, 2022, the fund’s average value of investments in swaptions purchased and swaptions written represented less than 1% of net assets based on the average market values at each quarter-end during the period.
6. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for

Long-Term Investment-Grade Fund
example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net

Long-Term Investment-Grade Fund
premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended January 31, 2022, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 14% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
7. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
9. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
10. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.

Long-Term Investment-Grade Fund
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
11. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	Wellington Management Company llp provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor.
Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $183,000 for the year ended January 31, 2022.
For the year ended January 31, 2022, the aggregate investment advisory fee paid to all advisors represented an effective annual rate of 0.02% of the fund’s average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2022, the fund had contributed to Vanguard capital in the amount of $668,000, representing less than 0.01% of the fund’s net assets and 0.27% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Long-Term Investment-Grade Fund
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	1,239,882	—	1,239,882
Asset-Backed/Commercial Mortgage-Backed Securities	—	49,690	—	49,690
Corporate Bonds	—	15,429,447	—	15,429,447
Sovereign Bonds	—	263,351	—	263,351
Taxable Municipal Bonds	—	1,788,187	—	1,788,187
Temporary Cash Investments	48,430	718,100	—	766,530
Options Purchased	—	145	—	145
Total	48,430	19,488,802	—	19,537,232
Derivative Financial Instruments
Assets
Futures Contracts[1]	3,555	—	—	3,555
Forward Currency Contracts	—	805	—	805
Swap Contracts	1,994[1]	18	—	2,012
Total	5,549	823	—	6,372
Liabilities
Options Written	—	59	—	59
Futures Contracts[1]	12,803	—	—	12,803
Forward Currency Contracts	—	67	—	67
Swap Contracts	11,408[1]	—	—	11,408
Total	24,211	126	—	24,337
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Long-Term Investment-Grade Fund
E.	At January 31, 2022, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Investments in Secuties, at Value—Unaffiliated Issuers (Options Purchased)	—	—	145	145
Swap Premiums Paid	—	—	45	45
Unrealized Appreciation—Futures Contracts[1]	3,555	—	—	3,555
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	1,969	—	25	1,994
Unrealized Appreciation—Forward Currency Contracts	—	805	—	805
Unrealized Appreciation— Over-the-Counter Swap Contracts	—	—	18	18
Total Assets	5,524	805	233	6,562

Options Written, at Value	—	—	59	59
Unrealized Depreciation—Futures Contracts[1]	12,803	—	—	12,803
Unrealized Depreciation—Centrally Cleared Swap Contracts[1]	3,104	—	8,304	11,408
Unrealized Depreciation—Forward Currency Contracts	—	67	—	67
Total Liabilities	15,907	67	8,363	24,337
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2022, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(32,426)	—	—	(32,426)
Options Purchased	—	—	(340)	(340)
Options Written	—	—	469	469
Swap Contracts	(204)	—	39,664	39,460
Forward Currency Contracts	—	3,542	—	3,542
Realized Net Gain (Loss) on Derivatives	(32,630)	3,542	39,793	10,705
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	186	—	—	186
Options Purchased	—	—	31	31
Options Written	—	—	(21)	(21)

Long-Term Investment-Grade Fund
	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Swap Contracts	(1,135)	—	(9,060)	(10,195)
Forward Currency Contracts	—	456	—	456
Change in Unrealized Appreciation (Depreciation) on Derivatives	(949)	456	(9,050)	(9,543)
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, distributions in connection with fund share redemptions, and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	13,830
Total Distributable Earnings (Loss)	(13,830)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; the recognition of gain or loss from foreign currency hedges; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	7,998
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,110,914

Long-Term Investment-Grade Fund
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	671,759	829,716
Long-Term Capital Gains	423,247	588,201
Total	1,095,006	1,417,917
*	Includes short-term capital gains, if any.
As of January 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	18,414,698
Gross Unrealized Appreciation	1,549,393
Gross Unrealized Depreciation	(438,483)
Net Unrealized Appreciation (Depreciation)	1,110,910
G.	During the year ended January 31, 2022, the fund purchased $4,703,253,000 of investment securities and sold $3,899,046,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,047,251,000 and $710,026,000, respectively.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2022, such purchases were $7,233,000 and sales were $10,492,000, resulting in net realized gain of $732,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
H.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	630,560	58,007	1,693,476	147,409
Issued in Lieu of Cash Distributions	259,726	23,855	324,064	27,749
Redeemed	(633,474)	(57,326)	(1,876,668)	(161,919)
Net Increase (Decrease)—Investor Shares	256,812	24,536	140,872	13,239

Long-Term Investment-Grade Fund
	Year Ended January 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	3,420,433	312,724	3,924,902	333,278
Issued in Lieu of Cash Distributions	697,288	64,043	889,842	76,206
Redeemed	(3,295,935)	(300,568)	(4,587,446)	(392,663)
Net Increase (Decrease)—Admiral Shares	821,786	76,199	227,298	16,821
I.	Market disruptions associated with current geopolitical events have had a global impact, and uncertainty exists as to their implications. Such disruptions can adversely affect assets and thus performance of the fund; at this time, an aggregate effect on assets and performance cannot be reasonably estimated. Management is continuing to monitor these developments and evaluate impacts they may have on the fund.
Management has determined that no other events or transactions occurred subsequent to January 31, 2022, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund and Vanguard Long-Term Investment-Grade Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund and Vanguard Long-Term Investment-Grade Fund (three of the funds constituting Vanguard Fixed Income Securities Funds, hereafter collectively referred to as the "Funds") as of January 31, 2022, the related statements of operations for the year ended January 31, 2022, the statements of changes in net assets for each of the two years in the period ended January 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2022 and each of the financial highlights for each of the five years in the period ended January 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 23, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2021 tax information (unaudited) for Vanguard Short-Term Investment-Grade Fund
This information for the fiscal year ended January 31, 2022, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $328,974,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 95.2%.
For nonresident alien shareholders, 72.4% of income dividends are interest-related dividends.

Special 2021 tax information (unaudited) for Vanguard Intermediate-Term Investment-Grade Fund
This information for the fiscal year ended January 31, 2022, is included pursuant to provisions of the Internal Revenue Code.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $570,690,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 92.0%.
For nonresident alien shareholders, 76.0% of income dividends are interest-related dividends.

Special 2021 tax information (unaudited) for Vanguard Long-Term Investment-Grade Fund
This information for the fiscal year ended January 31, 2022, is included pursuant to provisions of the Internal Revenue Code.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $437,077,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 92.7%.
For nonresident alien shareholders, 78.1% of income dividends are interest-related dividends.

"Bloomberg®," Bloomberg U.S. 1–5 Year Credit Bond Index, Bloomberg U.S. 5–10 Year Credit Bond Index, and Bloomberg U.S. Long Credit A or Better Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Corporate Bond Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Corporate Bond Funds or any member of the public regarding the advisability of investing in securities generally or in the Corporate Bond Funds particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. 1–5 Year Credit Bond Index, Bloomberg U.S. 5–10 Year Credit Bond Index, and Bloomberg U.S. Long Credit A or Better Bond Index (the Indices), which are determined, composed and calculated by BISL without regard to Vanguard or the Corporate Bond Funds. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Corporate Bond Funds into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Corporate Bond Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Corporate Bond Funds customers, in connection with the administration, marketing or trading of the Corporate Bond Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE CORPORATE BOND FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE CORPORATE BOND FUNDS OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2022 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City
(business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
CFA® is a registered trademark owned by CFA Institute.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q390 032022

Annual Report   |   January 31, 2022
Vanguard Ultra-Short-Term Bond Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	2
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2022, Vanguard Ultra-Short-Term Bond Fund returned –0.39% for Investor Shares and –0.20% for Admiral Shares. Over the same period, the fund’s benchmark index returned –0.29%.
•	The U.S. economy continued to heal over the 12 months. Vaccination rates rose, the economy reopened, and more workers returned to the labor force. The investment environment grew a little more challenging, however, as COVID-19 variants emerged, inflation surged to levels not seen in decades, and the monetary stance of the Federal Reserve turned less accommodative.
•	With bond yields rising and prices falling, the broad U.S. bond market returned about –3% for the year, according to the Bloomberg U.S. Aggregate Float Adjusted Index.
•	The fund’s duration was close to that of its benchmark, which consists of a single bond, the most recently issued 1-year U.S. Treasury bill, but the fund invests more broadly across the short end of the yield curve. Its exposure to bonds with maturities greater than 1 year was a headwind given the rise in rates.
•	On the other hand, the fund’s exposure to credit—primarily high-quality credit securities, including investment-grade corporates, asset-backed securities, and emerging markets sovereign debt denominated in U.S. dollars—was a positive.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.32%	20.51%	16.59%
Russell 2000 Index (Small-caps)	-1.21	11.99	9.69
Russell 3000 Index (Broad U.S. market)	18.80	19.93	16.11
FTSE All-World ex US Index (International)	4.20	9.61	8.35
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-2.97%	3.67%	3.08%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-1.89	3.50	3.46
FTSE Three-Month U.S. Treasury Bill Index	0.04	0.89	1.10
CPI
Consumer Price Index	7.48%	3.76%	2.97%
1

Advisor’s Report
For the 12 months ended January 31, 2022, Vanguard Ultra-Short-Term Bond Fund returned –0.39% for Investor Shares and –0.20% for Admiral Shares. Its benchmark, the Bloomberg U.S. Treasury Bellwethers: 1 Year Index, which consists of a single 1-year Treasury note, returned –0.29%.
The fund’s 30-day SEC yield climbed 23 basis points to 0.67% for Investor Shares and 23 basis points to 0.77% for Admiral Shares. (A basis point is one-hundredth of a percentage point.) This yield is a proxy for a portfolio’s potential annualized rate of income.
Investment environment
The investment environment grew more challenging during the period. COVID-19 variants emerged, pushing up the number of new cases even as vaccination rates rose. Supply disruptions and labor shortages in some sectors drove inflation higher across much of the globe. In the U.S., the annualized rate of inflation climbed from below the Federal Reserve’s 2% target at the beginning of 2021 to levels not seen in decades by the end of the period. In response, monetary policy turned less accommodative, with the Fed starting to taper its bond purchases in November and penciling in rate hikes beginning in March 2022.
Higher inflation expectations and the pivot in monetary policy contributed to a rise in Treasury yields. The yield of the 1-year Treasury note rose 68 basis points to 0.78% and the yield of the 10-year Treasury note finished 71 basis points higher at 1.78%.

Yields of U.S. Treasury Securities
Maturity	January 31, 2021	January 31, 2022
2 years	0.11%	1.18%
5 years	0.42	1.61
10 years	1.07	1.78
30 years	1.83	2.11
Source: Vanguard.
2

Management of the fund
The fund’s benchmark consists of the most recently issued U.S. Treasury note with a maturity of 1 year. While we target the same average duration as the benchmark, we invest more broadly across the short end of the yield curve. Our exposure to bonds with maturities greater than 1 year were a headwind given the rise in rates.
We take on credit exposure, which is expected to be a primary driver of excess returns for the fund over time as credit securities offer a yield premium over the Treasury benchmark.
The fund consists of a diversified portfolio of primarily high-quality credit securities, including investment-grade corporates, asset-backed securities, and emerging markets sovereign debt denominated in U.S. dollars. During the period, we nevertheless reduced some credit risk as valuations tightened and monetary policy turned less supportive.
Credit outperforming Treasuries over this period helped the fund’s relative performance.
Outlook
The rapid rebound in economic activity we’ve seen from COVID-19 lows is likely to give way to slower growth for major economies. In the U.S., we expect growth to slow down to 4% in 2022.
Although COVID-19 will remain a critical factor in 2022, the outlook for macroeconomic policy will likely be more crucial. The removal of policy support poses a new challenge for policymakers and a source of risk for financial markets.
The recent upswing in inflation is proving less transitory than had been expected. The combination of higher demand caused by pandemic restrictions being lifted and lower supply due to labor shortages and supply chain bottlenecks has pushed consumer prices higher in much of the world. Although a return to 1970s-style stagflation is not in the cards, we expect inflation to remain elevated across developed markets as the forces of demand and supply take some time to balance.
Central banks will have to maintain the delicate balance between keeping inflation expectations anchored and allowing for a supportive environment for economic growth. As negative supply shocks push inflation higher, they threaten to set off a self-fulfilling cycle of ever-higher inflation, which could begin to chip away at demand.
While the markets may turn choppier as monetary policy normalizes, higher rates should translate into more attractive future returns for bond investors.
3

Whatever the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to navigate this large, fragmented market to seek attractive investment opportunities that will add to the fund’s performance.
Samuel C. Martinez, CFA,
Portfolio Manager
Daniel Shaykevich, Principal
and Portfolio Manager
Arvind Narayanan, CFA
Portfolio Manager
Vanguard Fixed Income Group
February 11, 2022
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended January 31, 2022
Ultra-Short-Term Bond Fund	Beginning Account Value 7/31/2021	Ending Account Value 1/31/2022	Expenses Paid During Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$994.10	$1.01
Admiral™ Shares	1,000.00	995.10	0.50
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
6

Ultra-Short-Term Bond Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 24, 2015, Through January 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Five Years	Since Inception (2/24/2015)	Final Value of a $10,000 Investment
Ultra-Short-Term Bond Fund Investor Shares	-0.39%	1.62%	1.39%	$11,007
Bloomberg U.S. Treasury Bellwethers: 1 Year Index	-0.29	1.39	1.17	10,843
Bloomberg U.S. Aggregate Bond Index	-2.97	3.08	2.54	11,896
“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Five Years	Since Inception (2/24/2015)	Final Value of a $50,000 Investment
Ultra-Short-Term Bond Fund Admiral Shares	-0.20%	1.73%	1.49%	$55,414
Bloomberg U.S. Treasury Bellwethers: 1 Year Index	-0.29	1.39	1.17	54,213
Bloomberg U.S. Aggregate Bond Index	-2.97	3.08	2.54	59,481
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
7

Ultra-Short-Term Bond Fund
Fund Allocation
As of January 31, 2022
Asset-Backed/Commercial Mortgage-Backed Securities	17.0%
Corporate Bonds	64.1
Short-Term Reserves	5.5
Sovereign Bonds	3.5
Treasury/Agency	9.9
The table reflects the fund’s investments, except for derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
8

Ultra-Short-Term Bond Fund
Financial Statements
Schedule of Investments
As of January 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (1.5%)
U.S. Government Securities (1.5%)
	United States Treasury Note/Bond	2.625%	12/31/23	300,000	308,203
Total U.S. Government and Agency Obligations (Cost $310,848)					308,203
Asset-Backed/Commercial Mortgage-Backed Securities (17.0%)
[1,2]	American Credit Acceptance Receivables Trust Class A Series 2020-4	0.530%	3/13/24	688	688
[1,2]	American Credit Acceptance Receivables Trust Class A Series 2021-1	0.350%	5/13/24	3,398	3,397
[1,2]	American Credit Acceptance Receivables Trust Class A Series 2021-2	0.370%	10/15/24	4,851	4,848
[1,2]	American Credit Acceptance Receivables Trust Class A Series 2021-3	0.330%	6/13/25	17,518	17,495
[1,2]	American Credit Acceptance Receivables Trust Class A Series 2021-4	0.450%	9/15/25	14,289	14,239
[1,2]	American Credit Acceptance Receivables Trust Class B Series 2020-3	1.150%	8/13/24	6,931	6,934
[1,2]	American Credit Acceptance Receivables Trust Class B Series 2020-4	0.850%	12/13/24	18,000	18,002
[1,2]	American Credit Acceptance Receivables Trust Class B Series 2021-1	0.610%	3/13/25	6,250	6,244
[1,2]	American Credit Acceptance Receivables Trust Class B Series 2021-2	0.680%	5/13/25	3,500	3,488
[1,2]	American Credit Acceptance Receivables Trust Class B Series 2021-3	0.660%	2/13/26	11,750	11,702
[1,2]	American Credit Acceptance Receivables Trust Class B Series 2021-4	0.860%	2/13/26	9,200	9,087
[2]	AmeriCredit Automobile Receivables Trust Class A2 Series 2021-2	0.260%	11/18/24	24,567	24,501
[2]	AmeriCredit Automobile Receivables Trust Class A2 Series 2021-3	0.410%	2/18/25	28,000	27,921
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2020-2	0.660%	12/18/24	5,270	5,264
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2020-3	0.530%	6/18/25	13,020	12,959
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2021-1	0.370%	8/18/25	14,240	14,111
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2021-2	0.340%	12/18/26	8,320	8,204
9

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	AmeriCredit Automobile Receivables Trust Class B Series 2019-3	2.130%	7/18/25	23,085	23,202
[2]	AmeriCredit Automobile Receivables Trust Class C Series 2018-2	3.590%	6/18/24	3,390	3,430
[2]	AmeriCredit Automobile Receivables Trust Class C Series 2020-2	1.480%	2/18/26	2,520	2,518
[1,2]	ARI Fleet Lease Trust Class A2 Series 2018-B	3.220%	8/16/27	287	287
[1,2]	ARI Fleet Lease Trust Class A2 Series 2020-A	1.770%	8/15/28	3,974	3,987
[1,2]	ARI Fleet Lease Trust Class A2 Series 2021-A	0.370%	3/15/30	7,500	7,439
[1,2]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2017-1A	3.070%	9/20/23	26,235	26,470
[1,2]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2017-2A	2.970%	3/20/24	9,350	9,467
[2]	BMW Vehicle Lease Trust Class A2 Series 2022-1	0.670%	5/28/24	24,650	24,604
[2]	BMW Vehicle Owner Trust Class A3 Series 2020-A	0.480%	10/25/24	23,002	22,908
[2]	BMW Vehicle Owner Trust Class A4 Series 2020-A	0.620%	4/26/27	4,230	4,183
[1,2,3]	Brass No. 10 plc Class A1 Series 10A	0.669%	4/16/69	12,705	12,596
[2,3]	Brazos Higher Education Authority Inc. Class A2 Series 2011-1, 3M USD LIBOR + 0.800%	0.978%	2/25/30	46	46
[1,2]	Canadian Pacer Auto Receivables Trust Class A2A Series 2021-1A	0.240%	10/19/23	8,632	8,619
[2]	Capital One Prime Auto Receivables Trust Class A2 Series 2021-1	0.320%	2/18/25	20,820	20,740
[2]	CarMax Auto Owner Trust Class A2 Series 2022-1	0.910%	2/18/25	29,080	29,032
[2]	CarMax Auto Owner Trust Class A2A Series 2021-2	0.270%	6/17/24	7,326	7,318
[2]	CarMax Auto Owner Trust Class A2A Series 2021-3	0.290%	9/16/24	33,024	32,963
[2]	CarMax Auto Owner Trust Class A2A Series 2021-4	0.240%	11/15/24	25,590	25,452
[2]	CarMax Auto Owner Trust Class A3 Series 2018-3	3.130%	6/15/23	772	773
[2]	CarMax Auto Owner Trust Class A3 Series 2019-1	3.050%	3/15/24	515	518
[2]	CarMax Auto Owner Trust Class A3 Series 2020-3	0.620%	3/17/25	40,384	40,232
[2]	CarMax Auto Owner Trust Class A4 Series 2020-3	0.770%	3/16/26	4,660	4,596
[2]	Carvana Auto Receivables Trust Class A2 Series 2021-P3	0.380%	1/10/25	18,580	18,532
[1,2]	Chesapeake Funding II LLC Class A1 Series 2019-1A	2.940%	4/15/31	10,254	10,312
[1,2]	Chesapeake Funding II LLC Class A1 Series 2020-1A	0.870%	8/16/32	10,356	10,344
[2]	CNH Equipment Trust Class A2 Series 2021-C	0.330%	1/15/25	18,510	18,410
[2]	CNH Equipment Trust Class A3 Series 2020-A	1.160%	6/16/25	6,841	6,827
[2]	CNH Equipment Trust Class A4 Series 2020-A	1.510%	4/15/27	2,250	2,250
[2]	COMM Mortgage Trust Class A2 Series 2014-CR14	3.147%	2/10/47	27	27
[2]	COMM Mortgage Trust Class ASB Series 2014-CCRE16	3.653%	4/10/47	2,843	2,907
[1,2,3,4]	Connecticut Avenue Securities Trust Class 1M1 Series 2021-R01, SOFR + 0.750%	0.800%	10/25/41	22,107	22,119
[1,2]	Dell Equipment Finance Trust Class A2 Series 2020-2	0.470%	10/24/22	10,389	10,387
[1,2]	Dell Equipment Finance Trust Class A2 Series 2021-1	0.330%	5/22/26	25,195	25,128
10

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Dell Equipment Finance Trust Class A2 Series 2021-2	0.330%	12/22/26	13,690	13,620
[1,2]	Dell Equipment Finance Trust Class A3 Series 2020-2	0.570%	10/23/23	23,000	22,853
[1,2]	DLLAA LLC Class A2 Series 2021-1A	0.360%	5/17/24	14,066	14,033
[1,2]	DLLAD LLC Class A2 Series 2021-1A	0.350%	9/20/24	21,250	21,127
[1,2]	Dllmt LLC Class A2 Series 2021-1	0.600%	3/20/24	23,590	23,482
[1,2]	Donlen Fleet Lease Funding 2 LLC Class A2 Series 2021-2	0.560%	12/11/34	11,084	11,009
[2]	Drive Auto Receivables Trust Class A2 Series 2021-2	0.360%	5/15/24	8,601	8,595
[2]	Drive Auto Receivables Trust Class A3 Series 2021-1	0.440%	11/15/24	9,200	9,193
[2]	Drive Auto Receivables Trust Class A3 Series 2021-2	0.350%	3/17/25	29,260	29,112
[2]	Drive Auto Receivables Trust Class A3 Series 2021-3	0.790%	10/15/25	28,840	28,659
[2]	Drive Auto Receivables Trust Class B Series 2021-1	0.650%	7/15/25	14,500	14,456
[2]	Drive Auto Receivables Trust Class C Series 2018-5	3.990%	1/15/25	605	607
[2]	Drive Auto Receivables Trust Class C Series 2020-2	2.280%	8/17/26	1,520	1,537
[2]	Drive Auto Receivables Trust Class D Series 2018-1	3.810%	5/15/24	1,484	1,487
[2]	Drive Auto Receivables Trust Class D Series 2018-3	4.300%	9/16/24	4,677	4,720
[2]	Drive Auto Receivables Trust Class D Series 2018-5	4.300%	4/15/26	300	306
[2]	Drive Auto Receivables Trust Class D Series 2019-1	4.090%	6/15/26	1,510	1,532
[2]	Drive Auto Receivables Trust Class D Series 2019-4	2.700%	2/16/27	2,130	2,161
[2]	Drive Auto Receivables Trust Class D Series 2020-1	2.700%	5/17/27	2,130	2,164
[1,2]	DT Auto Owner Trust Class A Series 2020-2A	1.140%	1/16/24	396	396
[1,2]	DT Auto Owner Trust Class A Series 2020-3A	0.540%	4/15/24	5,937	5,936
[1,2]	DT Auto Owner Trust Class A Series 2021-1A	0.350%	1/15/25	8,850	8,839
[1,2]	DT Auto Owner Trust Class A Series 2021-2A	0.410%	3/17/25	14,178	14,151
[1,2]	DT Auto Owner Trust Class A Series 2021-3A	0.330%	4/15/25	23,262	23,128
[1,2]	DT Auto Owner Trust Class A Series 2021-4	0.560%	9/15/25	14,547	14,506
[1,2]	Enterprise Fleet Financing LLC Class A2 Series 2020-2	0.610%	7/20/26	15,990	15,903
[1,2]	Enterprise Fleet Financing LLC Class A2 Series 2021-1	0.440%	12/21/26	6,305	6,253
[1,2]	Enterprise Fleet Financing LLC Class A2 Series 2021-2	0.480%	5/20/27	16,560	16,267
[1,2]	Enterprise Fleet Financing LLC Class A2 Series 2021-3	0.770%	8/20/27	12,820	12,670
[2]	Exeter Automobile Receivables Trust Class A2 Series 2021-3A	0.340%	1/16/24	8,974	8,971
[2]	Exeter Automobile Receivables Trust Class A3 Series 2021-1A	0.340%	3/15/24	3,912	3,911
[2]	Exeter Automobile Receivables Trust Class A3 Series 2021-2A	0.300%	10/15/24	8,000	7,992
[2]	Exeter Automobile Receivables Trust Class A3 Series 2021-3A	0.350%	2/18/25	18,880	18,773
11

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Exeter Automobile Receivables Trust Class A3 Series 2021-4A	0.680%	7/15/25	20,610	20,506
[1,2]	Fair Square Issuance Trust Class A Series 2020-AA	2.900%	9/20/24	3,060	3,057
[1,2,3,4]	Fannie Mae Connecticut Avenue Securities Class 2M1 Series 2021-R02, SOFR + 0.900%	0.950%	11/25/41	28,618	28,644
[1,2]	Flagship Credit Auto Trust Class A Series 2020-2	1.490%	7/15/24	927	928
[1,2]	Flagship Credit Auto Trust Class A Series 2020-3	0.700%	4/15/25	8,966	8,961
[1,2]	Flagship Credit Auto Trust Class A Series 2021-1	0.310%	6/16/25	7,948	7,920
[1,2]	Flagship Credit Auto Trust Class A Series 2021-2	0.370%	12/15/26	21,772	21,540
[1,2]	Flagship Credit Auto Trust Class A Series 2021-3	0.360%	7/15/27	34,569	34,019
[1,2]	Flagship Credit Auto Trust Class A Series 2021-4	0.810%	7/17/26	19,567	19,310
[2]	Ford Credit Auto Lease Trust Class A2 Series 2021-B	0.240%	4/15/24	8,270	8,225
[2]	Ford Credit Auto Lease Trust Class A3 Series 2020-B	0.620%	8/15/23	34,260	34,266
[2]	Ford Credit Auto Lease Trust Class A3 Series 2021-B	0.370%	10/15/24	43,720	43,204
[2]	Ford Credit Auto Lease Trust Class A4 Series 2020-B	0.690%	10/15/23	7,150	7,135
[2]	Ford Credit Auto Lease Trust Class B Series 2020-B	1.000%	11/15/23	4,790	4,777
[2]	Ford Credit Auto Lease Trust Class C Series 2021-A	0.780%	9/15/25	10,450	10,324
[1,2]	Ford Credit Auto Owner Trust Class A Series 2018-2	3.470%	1/15/30	23,140	23,775
[2]	Ford Credit Auto Owner Trust Class A3 Series 2020-A	1.040%	8/15/24	5,870	5,867
[2]	Ford Credit Auto Owner Trust Class A3 Series 2020-B	0.560%	10/15/24	50,775	50,713
[2]	Ford Credit Auto Owner Trust Class A4 Series 2019-A	2.850%	8/15/24	9,920	10,044
[2]	Ford Credit Auto Owner Trust Class A4 Series 2020-A	1.350%	7/15/25	2,340	2,344
[2]	Ford Credit Floorplan Master Owner Trust A Class C Series 2020-1	1.420%	9/15/25	4,790	4,751
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2017-3	2.480%	9/15/24	8,875	8,951
[2]	Ford Credit Floorplan Master Owner Trust Class A1 Series 2019-3	2.230%	9/15/24	17,743	17,865
[2]	Ford Credit Floorplan Master Owner Trust Class A1 Series 2020-1	0.700%	9/15/25	52,100	51,322
[2]	Ford Credit Floorplan Master Owner Trust Class D Series 2020-1	2.120%	9/15/25	6,730	6,740
[1,2,3,4]	Freddie Mac STACR REMIC Trust Class M1 Series 2021-DNA5, SOFR + 0.650%	0.699%	1/25/34	941	940
[1,2,3,4]	Freddie Mac STACR REMIC Trust Class M1 Series 2021-DNA6, SOFR + 0.800%	0.848%	10/25/41	19,430	19,439
[1,2]	GLS Auto Receivables Issuer Trust Class A Series 2020-4A	0.520%	2/15/24	2,060	2,060
[1,2]	GLS Auto Receivables Issuer Trust Class A Series 2021-1A	0.340%	5/15/24	4,981	4,979
[1,2]	GLS Auto Receivables Issuer Trust Class A Series 2021-3A	0.420%	1/15/25	18,277	18,161
[1,2]	GLS Auto Receivables Issuer Trust Class A Series 2021-4A	0.840%	7/15/25	25,540	25,489
[1,2]	GLS Auto Receivables Trust Class A Series 2021-2A	0.310%	11/15/24	12,895	12,862
12

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2020-2	0.800%	7/20/23	13,656	13,663
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2020-3	0.450%	8/21/23	23,600	23,570
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2021-2	0.340%	5/20/24	37,500	37,220
[2]	GM Financial Automobile Leasing Trust Class A4 Series 2020-2	1.010%	7/22/24	2,010	2,013
[2]	GM Financial Automobile Leasing Trust Class A4 Series 2020-3	0.510%	10/21/24	6,440	6,398
[2]	GM Financial Automobile Leasing Trust Class C Series 2020-2	2.560%	7/22/24	1,180	1,196
[2]	GM Financial Automobile Leasing Trust Class D Series 2020-2	3.210%	12/20/24	1,680	1,714
[2]	GM Financial Automobile Leasing Trust Class D Series 2020-3	1.710%	2/20/25	4,760	4,774
[2]	GM Financial Consumer Automobile Receivables Trust Class A2 Series 2021-4	0.280%	11/18/24	30,780	30,608
[2]	GM Financial Consumer Automobile Receivables Trust Class A2 Series 2022-1	0.760%	2/18/25	20,790	20,748
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2020-2	1.490%	12/16/24	11,723	11,756
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2018-3	3.160%	1/16/24	7,500	7,557
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2020-2	1.740%	8/18/25	9,000	9,075
[2]	GM Financial Consumer Automobile Receivables Trust Class B Series 2020-3	0.810%	1/16/26	2,100	2,068
[2]	GM Financial Consumer Automobile Receivables Trust Class C Series 2020-3	1.370%	1/16/26	900	894
[1,2]	GMF Floorplan Owner Revolving Trust Class A Series 2019-1	2.700%	4/15/24	1,200	1,205
[1,2]	GMF Floorplan Owner Revolving Trust Class A Series 2020-1	0.680%	8/15/25	10,940	10,762
[1,2]	GMF Floorplan Owner Revolving Trust Class A Series 2020-2	0.690%	10/15/25	29,460	28,986
[1,2]	GMF Floorplan Owner Revolving Trust Class B Series 2020-1	1.030%	8/15/25	1,670	1,654
[1,2]	GMF Floorplan Owner Revolving Trust Class C Series 2020-1	1.480%	8/15/25	1,360	1,356
[1,2,3]	Gosforth Funding plc Class A1 Series 2018-1A, 3M USD LIBOR + 0.450%	0.628%	8/25/60	3,168	3,169
[1,2]	GS Mortgage Securities Corp. Trust Class A Series 2012-ALOH	3.551%	4/10/34	10,000	10,000
[2,3]	GS Mortgage Securities Trust Class B Series 2013-GC12	3.777%	6/10/46	4,719	4,800
[2]	Harley-Davidson Motorcycle Trust Class A3 Series 2021-A	0.370%	4/15/26	10,330	10,256
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2019-1	2.830%	3/20/23	778	781
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2020-1	1.610%	4/22/24	2,079	2,085
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2020-2	0.820%	7/15/24	16,104	16,077
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2019-4	1.870%	1/20/26	1,900	1,909
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2020-2	1.090%	10/15/26	4,730	4,712
13

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2020-3	0.460%	4/19/27	10,740	10,470
[1,2]	HPEFS Equipment Trust Class A2 Series 2021-1A	0.270%	3/20/31	25,202	25,145
[1,2]	HPEFS Equipment Trust Class A2 Series 2021-2A	0.300%	9/20/28	17,000	16,925
[1,2]	HPEFS Equipment Trust Class A2 Series 2022-1A	1.020%	5/21/29	14,500	14,480
[1,2]	HPEFS Equipment Trust Class A3 Series 2021-2A	0.360%	9/20/28	10,500	10,368
[1,2]	Hyundai Auto Lease Securitization Trust Class A2 Series 2021-C	0.240%	1/16/24	37,310	37,129
[1,2]	Hyundai Auto Lease Securitization Trust Class A2 Series 2022-A	0.810%	4/15/24	28,160	28,101
[1,2]	Hyundai Auto Lease Securitization Trust Class A3 Series 2020-B	0.510%	9/15/23	29,990	29,919
[1,2]	Hyundai Auto Lease Securitization Trust Class A3 Series 2021-A	0.330%	1/16/24	19,500	19,377
[1,2]	Hyundai Auto Lease Securitization Trust Class A3 Series 2021-B	0.330%	6/17/24	3,970	3,905
[1,2]	Hyundai Auto Lease Securitization Trust Class A4 Series 2020-B	0.580%	6/17/24	5,030	5,016
[1,2]	Hyundai Auto Lease Securitization Trust Class A4 Series 2021-A	0.420%	12/16/24	4,280	4,243
[2]	Hyundai Auto Receivables Trust Class A2 Series 2021-B	0.240%	5/15/24	40,620	40,534
[2]	Hyundai Auto Receivables Trust Class A2A Series 2021-C	0.360%	10/15/24	10,710	10,670
[2]	Hyundai Auto Receivables Trust Class A3 Series 2020-A	1.410%	11/15/24	14,539	14,562
[2]	Hyundai Auto Receivables Trust Class A3 Series 2020-B	0.480%	12/16/24	22,019	21,938
[2]	Hyundai Auto Receivables Trust Class A4 Series 2019-B	2.000%	4/15/25	4,727	4,776
[2]	Hyundai Auto Receivables Trust Class A4 Series 2020-A	1.720%	6/15/26	9,260	9,288
[2]	Hyundai Auto Receivables Trust Class A4 Series 2020-B	0.620%	12/15/25	8,020	7,921
[2]	John Deere Owner Trust Class A3 Series 2020-B	0.510%	11/15/24	14,539	14,458
[2]	John Deere Owner Trust Class A4 Series 2020-B	0.720%	6/15/27	3,820	3,770
[1,2]	JPMorgan Chase Bank NA - CACLN Class B Series 2021-1	0.875%	9/25/28	17,428	17,325
[1,2]	JPMorgan Chase Bank NA - CACLN Class B Series 2021-2	0.889%	12/26/28	10,579	10,493
[1,2]	JPMorgan Chase Bank NA - CACLN Class B Series 2021-3	0.760%	2/26/29	18,039	17,848
[1,2]	JPMorgan Chase Bank NA - CACLN Class C Series 2020-2	1.139%	2/25/28	1,746	1,742
[1,2]	JPMorgan Chase Bank NA - CACLN Class C Series 2021-1	1.024%	9/25/28	10,805	10,747
[1,2]	JPMorgan Chase Bank NA Class B Series 2020-1	0.991%	1/25/28	11,233	11,216
[1,2]	JPMorgan Chase Bank NA Class C Series 2020-1	1.389%	1/25/28	1,177	1,177
[1,2]	JPMorgan Chase Bank NA Class D Series 2020-1	1.886%	1/25/28	923	926
[1,2]	Kubota Credit Owner Trust Class A3 Series 2020-1	1.960%	3/15/24	7,003	7,040
[1,2]	Kubota Credit Owner Trust Class A3 Series 2020-2	0.590%	10/15/24	17,700	17,581
[1,2]	Kubota Credit Owner Trust Class A4 Series 2020-2	0.730%	6/15/26	4,810	4,731
[1,2,3]	Lanark Master Issuer plc Class 1A Series 2020-1A	2.277%	12/22/69	720	726
[1,2]	Master Credit Card Trust II Class A Series 2020-1	1.990%	9/21/24	5,320	5,376
14

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Mercedes-Benz Auto Lease Trust Class A3 Series 2019-B	2.000%	10/17/22	2,239	2,241
[2]	Mercedes-Benz Auto Lease Trust Class A3 Series 2020-A	1.840%	12/15/22	6,793	6,805
[2]	Mercedes-Benz Auto Lease Trust Class A3 Series 2021-B	0.400%	11/15/24	20,110	19,872
[2]	Mercedes-Benz Auto Lease Trust Class A4 Series 2020-B	0.500%	6/15/26	4,775	4,726
[2]	Mercedes-Benz Auto Receivables Trust Class A3 Series 2020-1	0.550%	2/18/25	24,101	24,019
[1,2]	MMAF Equipment Finance LLC Class A2 Series 2020-A	0.740%	4/9/24	6,480	6,465
[1,2]	MMAF Equipment Finance LLC Class A5 Series 2015-AA	2.490%	2/19/36	380	381
[2]	Nissan Auto Lease Trust Calss A2 Series 2021-A	0.300%	12/15/23	30,540	30,429
[2]	Nissan Auto Lease Trust Calss A3 Series 2021-A	0.520%	8/15/24	27,760	27,405
[2]	Nissan Auto Lease Trust Class A3 Series 2020-B	0.430%	10/16/23	30,050	30,021
[2]	Nissan Auto Lease Trust Class A4 Series 2020-B	0.490%	1/15/26	6,930	6,883
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2019-B	2.500%	11/15/23	3,541	3,566
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2020-A	1.380%	12/16/24	17,453	17,486
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2020-B	0.550%	7/15/24	40,505	40,407
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2017-C	2.280%	2/15/24	41	41
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2018-C	3.270%	6/16/25	1,870	1,895
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2020-A	1.700%	5/17/27	6,830	6,875
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2020-B	0.710%	2/16/27	7,030	6,969
[1,2,3]	Pepper Residential Securities Trust Class A1U Series 21A, 1M USD LIBOR + 0.880%	0.988%	1/16/60	1,860	1,864
[1,2,3]	Pepper Residential Securities Trust No. 22 Class A1U Series 22A, 1M USD LIBOR + 1.000%	1.104%	6/20/60	3,405	3,409
[1,2,3]	Pepper Residential Securities Trust No. 24 Class A1U Series 24A, 1M USD LIBOR + 0.900%	1.003%	11/18/60	3,008	3,015
[1,2]	PFS Financing Corp. Class A Series 2020-A	1.270%	6/15/25	4,100	4,088
[1,2,3]	RESIMAC Bastille Trust Class A1 Series 2018-1NCA, 1M USD LIBOR + 0.850%	0.954%	12/5/59	2,748	2,753
[1,2,3]	RESIMAC Bastille Trust Class A1B Series 2021-2NCA, SOFR + 0.740%	0.788%	2/3/53	17,287	17,288
[1,2]	RESIMAC Premier Class A1B Series 2020-1	1.274%	2/7/52	3,202	3,198
[1,2]	Santander Bank NA - SBCLN Class B Series 2021-1A	1.833%	12/15/31	15,642	15,577
[1,2]	Santander Consumer Auto Receivables Trust Class A Series 2020-A	1.370%	10/15/24	3,411	3,419
[2]	Santander Drive Auto Receivables Trust Class A2 Series 2021-2	0.280%	4/15/24	7,345	7,342
[2]	Santander Drive Auto Receivables Trust Class A2 Series 2021-4	0.370%	8/15/24	33,000	32,957
[2]	Santander Drive Auto Receivables Trust Class A3 Series 2020-3	0.520%	7/15/24	3,432	3,432
[2]	Santander Drive Auto Receivables Trust Class A3 Series 2020-4	0.480%	7/15/24	6,418	6,418
15

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Santander Drive Auto Receivables Trust Class A3 Series 2021-1	0.320%	9/16/24	13,213	13,197
[2]	Santander Drive Auto Receivables Trust Class A3 Series 2021-2	0.340%	2/18/25	9,000	8,976
[2]	Santander Drive Auto Receivables Trust Class A3 Series 2021-3	0.330%	3/17/25	27,890	27,764
[2]	Santander Drive Auto Receivables Trust Class A3 Series 2021-4	0.510%	8/15/25	20,500	20,359
[2]	Santander Drive Auto Receivables Trust Class B Series 2021-2	0.590%	9/15/25	12,500	12,429
[2]	Santander Drive Auto Receivables Trust Class B Series 2021-3	0.600%	12/15/25	16,000	15,821
[2]	Santander Drive Auto Receivables Trust Class C Series 2020-2	1.460%	9/15/25	6,120	6,131
[2]	Santander Drive Auto Receivables Trust Class C Series 2020-3	1.120%	1/15/26	11,050	11,041
[2]	Santander Drive Auto Receivables Trust Class C Series 2021-1	0.750%	2/17/26	7,620	7,542
[2]	Santander Drive Auto Receivables Trust Class D Series 2018-3	4.070%	8/15/24	11,911	12,035
[2]	Santander Drive Auto Receivables Trust Class D Series 2018-4	3.980%	12/15/25	8,939	9,051
[2]	Santander Drive Auto Receivables Trust Class D Series 2018-5	4.190%	12/16/24	9,353	9,438
[1,2]	Santander Retail Auto Lease Trust Class A2 Series 2021-B	0.310%	1/22/24	27,926	27,754
[1,2]	Santander Retail Auto Lease Trust Class A2 Series 2021-C	0.290%	4/22/24	37,328	37,208
[1,2]	Santander Retail Auto Lease Trust Class A3 Series 2021-B	0.510%	8/20/24	22,600	22,082
[1,2]	Santander Retail Auto Lease Trust Class A3 Series 2021-C	0.500%	3/20/25	16,890	16,661
[1,2]	Santander Retail Auto Lease Trust Class A4 Series 2020-B	0.650%	12/20/24	9,950	9,837
[2]	Synchrony Credit Card Master Note Trust Class A Series 2017-2	2.620%	10/15/25	1,970	1,995
[1,2]	Tesla Auto Lease Trust Class A2 Series 2021-B	0.360%	9/22/25	27,960	27,741
[1,2]	Tesla Auto Lease Trust Class A3 Series 2020-A	0.680%	12/20/23	14,140	14,091
[1,2]	Tesla Auto Lease Trust Class A4 Series 2020-A	0.780%	12/20/23	1,270	1,266
[1,2]	Tesla Auto Lease Trust Class B Series 2020-A	1.180%	1/22/24	2,080	2,077
[1,2]	Tesla Auto Lease Trust Class C Series 2020-A	1.680%	2/20/24	1,050	1,052
[1,2]	Tidewater Auto Receivables Trust Class A2 Series 2020-A	1.390%	8/15/24	1,132	1,133
[1,2]	Toyota Auto Loan Extended Note Trust Class A Series 2019-1A	2.560%	11/25/31	860	879
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2020-A	1.660%	5/15/24	4,217	4,230
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2020-B	1.360%	8/15/24	10,207	10,224
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-B	1.660%	9/15/25	4,460	4,444
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-C	0.570%	10/15/25	7,530	7,431
[1,2]	Toyota Lease Owner Trust Class A2 Series 2021-A	0.270%	9/20/23	15,059	15,026
[1,2]	Toyota Lease Owner Trust Class A3 Series 2021-B	0.420%	10/21/24	19,800	19,514
[2]	USAA Auto Owner Trust Series Class A3 2019-1	2.160%	7/17/23	192	192
16

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Verizon Master Trust Class B Series 2022-1	1.270%	1/20/27	10,135	10,111
[2]	Verizon Master Trust Class B Series 2022-1	1.390%	1/20/27	4,700	4,688
[2]	Verizon Owner Trust Class A Series 2020-B	0.470%	2/20/25	43,360	42,991
[2]	Verizon Owner Trust Class A1A Series 2019-A	2.930%	9/20/23	8,824	8,874
[2]	Verizon Owner Trust Class A1A Series 2019-B	2.330%	12/20/23	1,653	1,661
[2]	Verizon Owner Trust Class A1A Series 2020-A	1.850%	7/22/24	46,445	46,630
[2]	Verizon Owner Trust Class B Series 2020-A	1.980%	7/22/24	16,280	16,392
[2]	Verizon Owner Trust Class B Series 2020-B	0.680%	2/20/25	13,620	13,460
[2]	Verizon Owner Trust Class C Series 2019-C	2.160%	4/22/24	11,000	11,056
[2]	Verizon Owner Trust Class C Series 2020-A	2.060%	7/22/24	14,500	14,625
[2]	Verizon Owner Trust Class C Series 2020-B	0.830%	2/20/25	21,010	20,770
[2]	Volkswagen Auto Loan Enhanced Trust Class A3 Series 2020-1	0.980%	11/20/24	19,320	19,345
[2]	Volkswagen Auto Loan Enhanced Trust Class A4 Series 2018-2	3.330%	2/20/25	2,850	2,872
[2]	Volkswagen Auto Loan Enhanced Trust Class A4 Series 2020-1	1.260%	8/20/26	3,590	3,588
[1,2]	Volvo Financial Equipment LLC Class A3 Series 2020-1A	0.510%	10/15/24	24,000	23,867
[1,2]	Volvo Financial Equipment LLC Class A4 Series 2020-1A	0.600%	3/15/28	4,700	4,584
[1,2]	Westlake Automobile Receivables Trust Class A2A Series 2021-1A	0.390%	10/15/24	28,430	28,378
[1,2]	Westlake Automobile Receivables Trust Class A2A Series 2021-2A	0.320%	4/15/25	24,741	24,598
[1,2]	Westlake Automobile Receivables Trust Class A3 Series 2021-3A	0.950%	6/16/25	32,220	32,010
[1,2]	Wheels SPV 2 LLC Class A2 Series 2020-1A	0.510%	8/20/29	6,764	6,749
[1,2]	Wheels SPV 2 LLC Class A3 Series 2020-1A	0.620%	8/20/29	3,475	3,417
[2]	World Omni Auto Receivables Trust Class A2 Series 2021-D	0.350%	12/16/24	20,660	20,589
[2]	World Omni Auto Receivables Trust Class A3 Series 2020-A	1.700%	1/17/23	47,381	47,553
[2]	World Omni Auto Receivables Trust Class A3 Series 2020-A	1.100%	4/15/25	1,170	1,173
[2]	World Omni Auto Receivables Trust Class A3 Series 2020-B	0.630%	5/15/25	34,266	34,204
[2]	World Omni Automobile Lease Securitization Trust Class B Series 2020-B	0.700%	2/17/26	5,000	4,963
[2]	World Omni Select Auto Trust Class A2 Series 2021-A	0.290%	2/18/25	26,670	26,606
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $3,440,320)					3,421,724
Corporate Bonds (64.1%)
Communications (2.4%)
	AT&T Inc.	3.000%	6/30/22	700	704
	AT&T Inc.	2.625%	12/1/22	864	872
	AT&T Inc.	1.700%	3/25/26	20	20
	British Telecommunications plc	4.500%	12/4/23	8,059	8,435
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.464%	7/23/22	117,764	119,069
[1]	Cox Communications Inc.	2.950%	6/30/23	43,811	44,595
[1]	Deutsche Telekom International Finance BV	2.485%	9/19/23	1,050	1,063
	Discovery Communications LLC	2.950%	3/20/23	21,231	21,577
[1]	NTT Finance Corp.	0.373%	3/3/23	147,500	146,341
[5]	Optus Finance Pty Ltd.	3.250%	8/23/22	7,500	5,381
[1]	Sky Ltd.	3.125%	11/26/22	10,960	11,149
17

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	TWDC Enterprises 18 Corp.	2.350%	12/1/22	24,608	24,896
[5]	Verizon Communications Inc.	3.500%	2/17/23	40,880	29,647
	Vodafone Group plc	2.500%	9/26/22	3,472	3,508
[5]	Vodafone Group plc	3.250%	12/13/22	53,840	38,824
[3,5]	Vodafone Group plc, 3M Australian Bank Bill Rate + 1.050%	1.112%	12/13/22	4,970	3,528
	Walt Disney Co.	1.650%	9/1/22	2,599	2,612
	Walt Disney Co.	0.304%	9/20/22	17,900	17,833
					480,054
Consumer Discretionary (4.1%)
	Amazon.com Inc.	2.500%	11/29/22	1,238	1,251
	American Honda Finance Corp.	2.200%	6/27/22	2,680	2,698
	American Honda Finance Corp.	0.400%	10/21/22	53,271	53,118
	American Honda Finance Corp.	2.050%	1/10/23	15,691	15,832
	American Honda Finance Corp.	1.950%	5/10/23	24,393	24,613
	American Honda Finance Corp.	0.875%	7/7/23	51,135	50,848
	American Honda Finance Corp.	3.450%	7/14/23	1,355	1,396
	American Honda Finance Corp.	0.650%	9/8/23	49,057	48,541
	American Honda Finance Corp.	3.625%	10/10/23	1,550	1,608
	AutoZone Inc.	3.125%	7/15/23	14,980	15,296
[1]	BMW US Capital LLC	3.450%	4/12/23	3,099	3,173
[1]	Daimler Finance North America LLC	2.550%	8/15/22	23,647	23,871
[1]	Daimler Finance North America LLC	3.350%	2/22/23	3,393	3,471
[1]	Daimler Finance North America LLC	1.750%	3/10/23	17,177	17,260
[1]	Daimler Finance North America LLC	3.700%	5/4/23	400	412
	DR Horton Inc.	4.750%	2/15/23	6,266	6,441
	eBay Inc.	2.750%	1/30/23	525	533
[1]	ERAC USA Finance LLC	3.300%	10/15/22	471	478
[1]	ERAC USA Finance LLC	2.700%	11/1/23	21,025	21,395
	General Motors Co.	4.875%	10/2/23	500	526
	General Motors Co.	5.400%	10/2/23	20,612	21,848
	General Motors Financial Co. Inc.	3.150%	6/30/22	2,928	2,949
	General Motors Financial Co. Inc.	3.550%	7/8/22	21,763	22,022
	General Motors Financial Co. Inc.	3.250%	1/5/23	5,349	5,444
	General Motors Financial Co. Inc.	3.700%	5/9/23	2,898	2,966
	General Motors Financial Co. Inc.	4.250%	5/15/23	100	103
	General Motors Financial Co. Inc.	4.150%	6/19/23	975	1,006
	General Motors Financial Co. Inc.	1.700%	8/18/23	23,095	23,103
[1]	Harley-Davidson Financial Services Inc.	3.350%	2/15/23	1,004	1,022
	Lennar Corp.	4.875%	12/15/23	8,327	8,743
	McDonald's Corp.	3.350%	4/1/23	11,375	11,635
[1]	Nissan Motor Acceptance Co. LLC	2.650%	7/13/22	1,650	1,658
[1]	Nissan Motor Acceptance Co. LLC	2.600%	9/28/22	100	101
[1]	Nissan Motor Acceptance Co. LLC	3.450%	3/15/23	10,885	11,086
[1]	Nissan Motor Co. Ltd.	3.043%	9/15/23	34,851	35,437
	O'Reilly Automotive Inc.	3.800%	9/1/22	12,452	12,572
	Ralph Lauren Corp.	1.700%	6/15/22	19,289	19,365
	Starbucks Corp.	2.700%	6/15/22	29,546	29,674
	Starbucks Corp.	3.100%	3/1/23	14,493	14,780
[5]	Toyota Finance Australia Ltd.	3.100%	5/19/22	10,378	7,397
	Toyota Motor Credit Corp.	1.150%	5/26/22	53,922	54,032
	Toyota Motor Credit Corp.	2.800%	7/13/22	1,000	1,010
	Toyota Motor Credit Corp.	0.450%	7/22/22	25,630	25,611
	Toyota Motor Credit Corp.	0.350%	10/14/22	22,000	21,936
	Toyota Motor Credit Corp.	2.700%	1/11/23	5,180	5,263
18

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Toyota Motor Credit Corp.	2.900%	3/30/23	22,700	23,170
	Toyota Motor Credit Corp.	0.400%	4/6/23	35,000	34,714
	Toyota Motor Credit Corp.	0.500%	8/14/23	9,352	9,251
	Toyota Motor Credit Corp.	1.350%	8/25/23	4,901	4,908
[5]	Volkswagen Financial Services Australia Pty Ltd.	3.300%	2/28/22	3,790	2,684
[5]	Volkswagen Financial Services Australia Pty Ltd.	3.500%	9/14/22	4,670	3,354
[5]	Volkswagen Financial Services Australia Pty Ltd.	3.100%	4/17/23	32,110	23,182
[3,5]	Volkswagen Financial Services Australia Pty Ltd., 3M Australian Bank Bill Rate + 1.300%	1.361%	9/14/22	16,520	11,727
[1]	Volkswagen Group of America Finance LLC	2.900%	5/13/22	49,850	50,167
[1]	Volkswagen Group of America Finance LLC	2.700%	9/26/22	20,797	21,040
[1]	Volkswagen Group of America Finance LLC	4.250%	11/13/23	8,429	8,797
[1]	Volkswagen Group of America Finance LLC	0.875%	11/22/23	6,376	6,284
					832,802
Consumer Staples (2.8%)
[1]	7-Eleven Inc.	0.625%	2/10/23	40,485	40,271
[1]	7-Eleven Inc.	0.800%	2/10/24	365	358
	Altria Group Inc.	2.950%	5/2/23	2,000	2,034
[3,5]	Anheuser-Busch InBev Worldwide Inc., 3M Australian Bank Bill Rate + 0.970%	1.025%	9/6/22	27,790	19,715
	BAT Capital Corp.	2.764%	8/15/22	2,600	2,621
	Campbell Soup Co.	2.500%	8/2/22	13,053	13,169
	Campbell Soup Co.	3.650%	3/15/23	24,646	25,233
[1]	Cargill Inc.	3.250%	3/1/23	500	511
	Church & Dwight Co. Inc.	2.450%	8/1/22	1,659	1,671
	Clorox Co.	3.050%	9/15/22	36,599	36,923
[1]	Coca-Cola Europacific Partners plc	0.500%	5/5/23	17,000	16,791
	Conagra Brands Inc.	3.200%	1/25/23	13,767	13,978
	Conagra Brands Inc.	0.500%	8/11/23	17,500	17,238
	Constellation Brands Inc.	3.200%	2/15/23	17,617	17,934
	Constellation Brands Inc.	4.250%	5/1/23	4,611	4,767
	Dollar General Corp.	3.250%	4/15/23	62	63
	General Mills Inc.	2.600%	10/12/22	23,025	23,266
	Hormel Foods Corp.	0.650%	6/3/24	5,000	4,901
[1]	JDE Peet's NV	0.800%	9/24/24	25,000	24,136
	Keurig Dr Pepper Inc.	4.057%	5/25/23	2,450	2,529
	Keurig Dr Pepper Inc.	0.750%	3/15/24	15,000	14,696
	Kroger Co.	2.800%	8/1/22	46,488	46,895
	McCormick & Co. Inc.	2.700%	8/15/22	23,999	24,212
[1]	Mondelez International Holdings Netherlands BV	2.125%	9/19/22	48,664	49,071
	Mondelez International Inc.	0.625%	7/1/22	32,336	32,328
[5]	New Zealand Milk Australasia Pty Ltd.	5.250%	5/23/22	5,000	3,588
[1]	Pernod Ricard SA	4.250%	7/15/22	17,256	17,523
	Philip Morris International Inc.	2.375%	8/17/22	1,500	1,512
	Philip Morris International Inc.	2.625%	3/6/23	1,000	1,016
	Philip Morris International Inc.	1.125%	5/1/23	25,000	24,993
	Philip Morris International Inc.	2.125%	5/10/23	1,860	1,878
[1]	Reckitt Benckiser Treasury Services plc	2.375%	6/24/22	41,645	41,882
[1]	Reckitt Benckiser Treasury Services plc	3.625%	9/21/23	434	447
	Reynolds American Inc.	4.850%	9/15/23	437	459
	Sysco Corp.	2.600%	6/12/22	54	54
	Tyson Foods Inc.	4.500%	6/15/22	30,080	30,224
	Walgreens Boots Alliance Inc.	0.950%	11/17/23	14,585	14,432
					573,319
19

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Energy (4.3%)
	BP Capital Markets America Inc.	2.750%	5/10/23	46,480	47,362
	BP Capital Markets plc	2.500%	11/6/22	10,000	10,125
	Canadian Natural Resources Ltd.	2.950%	1/15/23	6,239	6,337
	Chevron Corp.	2.355%	12/5/22	650	656
	ConocoPhillips Co.	2.400%	12/15/22	13,172	13,300
	Ecopetrol SA	5.875%	9/18/23	15,135	15,912
	Enbridge Inc.	2.900%	7/15/22	17,038	17,157
	Enbridge Inc.	0.550%	10/4/23	34,200	33,650
[3]	Enbridge Inc., SOFR + 0.400%	0.449%	2/17/23	20,000	19,984
	Energy Transfer LP	4.650%	2/15/22	15,236	15,257
	Energy Transfer LP	3.600%	2/1/23	3,465	3,520
	Energy Transfer LP	4.250%	3/15/23	2,262	2,314
	Energy Transfer LP / Regency Energy Finance Corp.	5.000%	10/1/22	1,209	1,229
	Enterprise Products Operating LLC	3.500%	2/1/22	28,403	28,403
	Enterprise Products Operating LLC	4.050%	2/15/22	21,939	21,968
	Enterprise Products Operating LLC	3.350%	3/15/23	31,336	31,908
	EOG Resources Inc.	2.625%	3/15/23	51,882	52,525
	Gulf South Pipeline Co. LP	4.000%	6/15/22	70	70
	Kinder Morgan Energy Partners LP	3.950%	9/1/22	30,381	30,704
	Kinder Morgan Energy Partners LP	3.450%	2/15/23	3,230	3,285
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	5,191	5,327
	Kinder Morgan Inc.	3.150%	1/15/23	34,888	35,490
[1]	Kinder Morgan Inc.	5.625%	11/15/23	8,538	9,032
	MPLX LP	4.500%	7/15/23	4,000	4,133
	ONEOK Partners LP	3.375%	10/1/22	75	76
	Pertamina Persero PT	4.875%	5/3/22	74,259	74,923
	Petronas Capital Ltd.	7.875%	5/22/22	44,568	45,445
	Phillips 66	4.300%	4/1/22	42,753	43,019
	Phillips 66	3.700%	4/6/23	12,750	13,099
	Pioneer Natural Resources Co.	0.550%	5/15/23	32,382	32,072
	Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	60,846	60,969
	Sabine Pass Liquefaction LLC	5.625%	4/15/23	3,200	3,325
	Sinopec Group Overseas Development 2012 Ltd.	3.900%	5/17/22	25,637	25,811
	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	6,090	6,369
	Sinopec Group Overseas Development 2017 Ltd.	3.000%	4/12/22	8,601	8,626
	Sinopec Group Overseas Development 2017 Ltd.	2.500%	9/13/22	43,647	43,925
[1]	Southern Natural Gas Co. LLC	0.625%	4/28/23	13,500	13,358
	Spectra Energy Partners LP	4.750%	3/15/24	1,129	1,190
[1]	Texas Eastern Transmission LP	2.800%	10/15/22	275	277
	Thai Oil PCL	3.625%	1/23/23	2,520	2,554
	Thaioil Treasury Center Co. Ltd.	3.625%	1/23/23	10,220	10,359
	TransCanada PipeLines Ltd.	2.500%	8/1/22	9,655	9,729
	TransCanada PipeLines Ltd.	3.750%	10/16/23	18,650	19,246
	Williams Cos. Inc.	3.350%	8/15/22	26,074	26,264
	Williams Cos. Inc.	3.700%	1/15/23	21,228	21,613
					871,897
Financials (28.9%)
	ABN AMRO Bank NV	6.250%	4/27/22	4,261	4,307
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	7/1/22	2,831	2,874
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.300%	1/23/23	52,970	53,958
20

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.500%	9/15/23	29,189	30,352
[3]	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, SOFR + 0.680%	0.723%	9/29/23	37,100	37,115
[1]	AIG Global Funding	2.300%	7/1/22	2,560	2,579
[1]	AIG Global Funding	0.800%	7/7/23	16,265	16,129
[1]	AIG Global Funding	0.400%	9/13/23	62,000	60,886
[1]	AIG Global Funding	0.450%	12/8/23	15,000	14,721
	Air Lease Corp.	2.625%	7/1/22	2,063	2,074
	Air Lease Corp.	2.250%	1/15/23	865	874
	Air Lease Corp.	2.750%	1/15/23	2,861	2,900
	Air Lease Corp.	3.875%	7/3/23	12,623	12,973
	Air Lease Corp.	3.000%	9/15/23	1,843	1,877
	Alleghany Corp.	4.950%	6/27/22	16,060	16,316
	Allstate Corp.	3.150%	6/15/23	7,966	8,162
	Ally Financial Inc.	3.050%	6/5/23	15,227	15,504
	Ally Financial Inc.	1.450%	10/2/23	23,463	23,379
	American Express Co.	3.400%	2/27/23	37,935	38,838
	Ameriprise Financial Inc.	4.000%	10/15/23	11,775	12,282
[1]	ANZ New Zealand International Ltd.	1.900%	2/13/23	6,160	6,217
	Aon Corp.	2.200%	11/15/22	21,990	22,212
	Aon plc	4.000%	11/27/23	28,060	29,134
[1]	ASB Bank Ltd.	3.750%	6/14/23	3,800	3,923
[1]	Athene Global Funding	3.000%	7/1/22	18,114	18,290
[1]	Athene Global Funding	2.800%	5/26/23	51,891	52,787
[1]	Athene Global Funding	1.200%	10/13/23	7,940	7,882
[1]	Athene Global Funding	0.950%	1/8/24	52,152	51,324
	Australia & New Zealand Banking Group Ltd.	2.050%	11/21/22	5,000	5,051
[5]	Australia & New Zealand Banking Group Ltd.	4.750%	5/13/27	6,994	4,993
	Banco Santander SA	3.500%	4/11/22	20,400	20,513
	Banco Santander SA	3.125%	2/23/23	500	510
	Banco Santander SA	0.701%	6/30/24	20,000	19,777
[3,5]	Banco Santander SA, 3M Australian Bank Bill Rate + 1.650%	1.584%	1/19/23	6,200	4,426
	Bank of America Corp.	3.300%	1/11/23	1,812	1,851
	Bank of America Corp.	2.881%	4/24/23	11,007	11,048
	Bank of America Corp.	2.816%	7/21/23	44,395	44,729
	Bank of America Corp.	3.004%	12/20/23	66,849	67,863
	Bank of America Corp.	3.550%	3/5/24	52,095	53,282
	Bank of America Corp.	1.486%	5/19/24	19,000	19,003
	Bank of America Corp.	0.523%	6/14/24	20,000	19,732
	Bank of Montreal	2.050%	11/1/22	4,515	4,556
	Bank of Montreal	0.400%	9/15/23	112,000	110,322
	Bank of New York Mellon Corp.	2.661%	5/16/23	6,444	6,472
	Bank of Nova Scotia	2.000%	11/15/22	29,537	29,799
	Bank of Nova Scotia	2.375%	1/18/23	13,000	13,173
	Bank of Nova Scotia	1.950%	2/1/23	15,000	15,144
	Bank of Nova Scotia	1.625%	5/1/23	3,338	3,352
	Bank of Nova Scotia	0.400%	9/15/23	65,977	64,984
[1]	Banque Federative du Credit Mutuel SA	2.700%	7/20/22	40,980	41,368
[1]	Banque Federative du Credit Mutuel SA	2.125%	11/21/22	62,997	63,619
[1]	Banque Federative du Credit Mutuel SA	3.750%	7/20/23	82,566	85,254
	Barclays Bank plc	1.700%	5/12/22	15,000	15,034
	Barclays plc	4.610%	2/15/23	75,151	75,239
[3,5]	Barclays plc, 3M Australian Bank Bill Rate + 1.800%	1.862%	6/15/23	14,250	10,248
21

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	BNP Paribas SA	2.950%	5/23/22	3,487	3,513
[1]	BNP Paribas SA	3.500%	3/1/23	28,017	28,658
	BNP Paribas SA	3.250%	3/3/23	4,434	4,532
[3,5]	BNP Paribas SA, 3M Australian Bank Bill Rate + 1.750%	1.815%	12/16/22	5,650	4,042
[1]	BNZ International Funding Ltd.	2.650%	11/3/22	725	734
[1]	BNZ International Funding Ltd.	3.375%	3/1/23	400	409
[1]	BPCE SA	3.000%	5/22/22	65,834	66,330
[1]	BPCE SA	5.700%	10/22/23	12,210	12,976
[3,5]	BPCE SA, 3M Australian Bank Bill Rate + 1.100%	1.175%	4/26/23	9,590	6,846
	Canadian Imperial Bank of Commerce	0.450%	6/22/23	31,610	31,223
	Canadian Imperial Bank of Commerce	0.950%	6/23/23	11,994	11,927
	Canadian Imperial Bank of Commerce	2.606%	7/22/23	90,809	91,386
	Capital One Bank USA NA	3.375%	2/15/23	32,344	33,100
	Capital One Financial Corp.	3.050%	3/9/22	36,350	36,357
	Capital One NA	2.650%	8/8/22	5,000	5,042
	Charles Schwab Corp.	2.650%	1/25/23	13,978	14,191
	Chubb INA Holdings Inc.	2.875%	11/3/22	12,990	13,152
	Chubb INA Holdings Inc.	2.700%	3/13/23	1,687	1,718
[3,5]	Citibank NA, 3M Australian Bank Bill Rate + 0.750%	0.797%	5/20/22	25,000	17,706
	Citigroup Inc.	2.750%	4/25/22	42,800	42,951
	Citigroup Inc.	4.050%	7/30/22	11,613	11,805
	Citigroup Inc.	2.700%	10/27/22	26,907	27,200
	Citigroup Inc.	3.500%	5/15/23	1,950	2,001
	Citigroup Inc.	2.876%	7/24/23	57,110	57,558
	Citigroup Inc.	3.875%	10/25/23	3,500	3,651
	Citigroup Inc.	1.678%	5/15/24	10,648	10,689
	Citigroup Inc.	4.044%	6/1/24	18,000	18,610
	Citigroup Inc.	0.776%	10/30/24	18,000	17,737
	Credit Suisse AG	2.800%	4/8/22	11,014	11,062
	Credit Suisse AG	0.520%	8/9/23	25,000	24,670
[1]	Credit Suisse Group AG	2.997%	12/14/23	20,620	20,855
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	25,624	26,096
[1]	Danske Bank A/S	1.226%	6/22/24	36,006	35,744
	Danske Bank A/S	1.226%	6/22/24	4,760	4,725
	Deutsche Bank AG	3.300%	11/16/22	13,363	13,575
	Deutsche Bank AG	3.950%	2/27/23	2,143	2,197
	Deutsche Bank AG	0.962%	11/8/23	3,700	3,659
	Development Bank of Kazakhstan JSC	4.125%	12/10/22	16,006	16,212
	Discover Bank	3.350%	2/6/23	33,861	34,525
	Discover Bank	4.200%	8/8/23	41,311	42,958
	Discover Financial Services	5.200%	4/27/22	2,500	2,526
	Discover Financial Services	3.850%	11/21/22	8,505	8,704
	E*TRADE Financial Corp.	2.950%	8/24/22	20,888	21,099
	Enstar Group Ltd.	4.500%	3/10/22	1,129	1,129
[1]	Equitable Financial Life Global Funding	0.500%	4/6/23	50,950	50,460
	Equitable Holdings Inc.	3.900%	4/20/23	46,492	47,813
	Fidelity National Financial Inc.	5.500%	9/1/22	550	565
	Fifth Third Bancorp	3.500%	3/15/22	5,000	5,005
	Fifth Third Bancorp	4.300%	1/16/24	919	962
	Fifth Third Bank NA	1.800%	1/30/23	250	252
	First Republic Bank	2.500%	6/6/22	95,735	96,098
[1]	Five Corners Funding Trust	4.419%	11/15/23	9,989	10,467
	Franklin Resources Inc.	2.800%	9/15/22	13,642	13,814
	GATX Corp.	4.750%	6/15/22	10,330	10,477
22

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Globe Life Inc.	3.800%	9/15/22	155	158
	Goldman Sachs Group Inc.	3.625%	1/22/23	3,750	3,846
	Goldman Sachs Group Inc.	3.200%	2/23/23	19,947	20,360
	Goldman Sachs Group Inc.	0.523%	3/8/23	9,000	8,931
	Goldman Sachs Group Inc.	2.908%	6/5/23	81,422	81,899
	Goldman Sachs Group Inc.	2.905%	7/24/23	52,504	52,914
	Goldman Sachs Group Inc.	0.627%	11/17/23	4,711	4,683
	Goldman Sachs Group Inc.	1.217%	12/6/23	65,000	64,673
[3,5]	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate + 1.200%	1.245%	5/16/23	2,800	1,998
[1]	Guardian Life Global Funding	3.400%	4/25/23	18,931	19,446
	HSBC Holdings plc	3.262%	3/13/23	84,223	84,419
	HSBC Holdings plc	3.600%	5/25/23	11,000	11,325
	HSBC Holdings plc	3.033%	11/22/23	10,000	10,126
[5]	HSBC Holdings plc	3.350%	2/16/24	29,487	21,313
	HSBC Holdings plc	3.950%	5/18/24	35,682	36,721
	HSBC Holdings plc	0.732%	8/17/24	8,000	7,878
	HSBC USA Inc.	0.315%	2/22/22	60,000	59,989
	Huntington National Bank	2.500%	8/7/22	35,000	35,248
	Huntington National Bank	3.550%	10/6/23	850	879
	ING Groep NV	3.150%	3/29/22	34,884	35,026
	Intercontinental Exchange Inc.	2.350%	9/15/22	31,847	32,108
	Intercontinental Exchange Inc.	0.700%	6/15/23	46,686	46,330
	Intercontinental Exchange Inc.	3.450%	9/21/23	1,000	1,031
	Intercontinental Exchange Inc.	4.000%	10/15/23	46,989	48,996
	International Finance Corp.	5.875%	8/15/22	2,555	2,622
	Invesco Finance plc	3.125%	11/30/22	65,722	66,921
[1]	Jackson Financial Inc.	1.125%	11/22/23	13,915	13,772
[1]	Jackson National Life Global Funding	2.375%	9/15/22	500	505
	JPMorgan Chase & Co.	3.250%	9/23/22	29,693	30,162
	JPMorgan Chase & Co.	3.200%	1/25/23	8,900	9,094
	JPMorgan Chase & Co.	3.207%	4/1/23	5,131	5,148
	JPMorgan Chase & Co.	2.776%	4/25/23	97,095	97,414
	JPMorgan Chase & Co.	3.375%	5/1/23	8,605	8,825
	JPMorgan Chase & Co.	2.700%	5/18/23	8,372	8,509
	JPMorgan Chase & Co.	0.697%	3/16/24	10,000	9,931
	JPMorgan Chase & Co.	1.514%	6/1/24	23,139	23,153
	KeyBank NA	2.300%	9/14/22	500	505
	KeyBank NA	1.250%	3/10/23	5,005	5,005
	KeyBank NA	0.423%	1/3/24	8,330	8,264
[1]	Liberty Mutual Group Inc.	4.950%	5/1/22	2,596	2,623
[1]	Liberty Mutual Group Inc.	4.250%	6/15/23	7,000	7,251
	Lincoln National Corp.	4.000%	9/1/23	4,168	4,327
[5]	Lloyds Bank plc	1.650%	8/12/22	10,000	7,110
	Lloyds Banking Group plc	2.858%	3/17/23	44,889	45,003
[5]	Lloyds Banking Group plc	3.650%	3/20/23	8,970	6,522
	Lloyds Banking Group plc	1.326%	6/15/23	42,053	42,053
	Lloyds Banking Group plc	4.050%	8/16/23	77,829	80,784
	Lloyds Banking Group plc	2.907%	11/7/23	24,800	25,093
[5]	Lloyds Banking Group plc	3.900%	11/23/23	8,880	6,537
	Lloyds Banking Group plc	0.695%	5/11/24	12,375	12,241
	Loews Corp.	2.625%	5/15/23	3,000	3,040
[5]	Macquarie Bank Ltd.	1.750%	6/21/22	7,570	5,380
[1]	Macquarie Bank Ltd.	0.441%	12/16/22	3,650	3,633
[3,5]	Macquarie Bank Ltd., 3M Australian Bank Bill Rate + 0.750%	0.819%	6/21/22	19,500	13,816
23

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Macquarie Group Ltd.	3.189%	11/28/23	19,113	19,377
	Manufacturers & Traders Trust Co.	2.500%	5/18/22	25,000	25,108
	Marsh & McLennan Cos. Inc.	3.300%	3/14/23	305	311
	Marsh & McLennan Cos. Inc.	4.050%	10/15/23	4,853	5,029
[1]	MassMutual Global Funding II	2.500%	10/17/22	17,142	17,347
[1]	MassMutual Global Funding II	0.850%	6/9/23	44,362	44,134
[1]	MassMutual Global Funding II	0.480%	8/28/23	65,560	64,715
[1]	Met Tower Global Funding	0.550%	7/13/22	1,919	1,919
	MetLife Inc.	4.368%	9/15/23	2,150	2,250
[1]	Metropolitan Life Global Funding I	2.650%	4/8/22	5,000	5,021
[1]	Metropolitan Life Global Funding I	2.400%	6/17/22	2,240	2,255
[1]	Metropolitan Life Global Funding I	3.000%	1/10/23	5,692	5,798
[1]	Metropolitan Life Global Funding I	1.950%	1/13/23	22,000	22,198
[1]	Metropolitan Life Global Funding I	0.900%	6/8/23	54,346	54,112
[1]	Metropolitan Life Global Funding I	0.400%	1/7/24	36,380	35,591
	Mitsubishi UFJ Financial Group Inc.	2.623%	7/18/22	82,460	83,167
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	3,174	3,203
	Mitsubishi UFJ Financial Group Inc.	3.455%	3/2/23	18,250	18,688
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	20,000	20,680
	Mitsubishi UFJ Financial Group Inc.	0.848%	9/15/24	27,680	27,312
[1]	Mizuho Bank Ltd.	2.950%	10/17/22	2,252	2,280
	Mizuho Financial Group Inc.	2.601%	9/11/22	22,545	22,784
	Mizuho Financial Group Inc.	3.549%	3/5/23	5,500	5,633
	Mizuho Financial Group Inc.	2.721%	7/16/23	48,402	48,739
	Mizuho Financial Group Inc.	1.241%	7/10/24	5,661	5,629
	Morgan Stanley	2.750%	5/19/22	20,191	20,328
	Morgan Stanley	4.875%	11/1/22	64,824	66,715
	Morgan Stanley	3.125%	1/23/23	40,130	40,922
	Morgan Stanley	3.750%	2/25/23	14,158	14,575
	Morgan Stanley	4.100%	5/22/23	11,136	11,506
	Morgan Stanley	0.560%	11/10/23	22,323	22,201
	Morgan Stanley	0.529%	1/25/24	3,994	3,962
	Morgan Stanley	0.731%	4/5/24	15,395	15,271
	Morgan Stanley	3.737%	4/24/24	10,000	10,271
[1]	MUFG Bank Ltd.	3.200%	2/26/23	7,960	8,136
	MUFG Union Bank NA	3.150%	4/1/22	11,085	11,110
	MUFG Union Bank NA	2.100%	12/9/22	4,200	4,238
	Nasdaq Inc.	0.445%	12/21/22	10,613	10,550
[1]	National Bank of Canada	2.150%	10/7/22	30,655	30,931
	National Bank of Canada	2.100%	2/1/23	14,826	14,986
	National Bank of Canada	0.900%	8/15/23	8,474	8,457
[1]	Nationwide Building Society	2.000%	1/27/23	53,975	54,458
[1]	Nationwide Building Society	3.622%	4/26/23	26,771	26,908
	Natwest Group plc	6.125%	12/15/22	4,957	5,149
[1]	NatWest Markets plc	3.625%	9/29/22	1,351	1,376
[1]	New York Life Global Funding	2.300%	6/10/22	1,610	1,620
[1]	New York Life Global Funding	1.100%	5/5/23	12,170	12,159
[1]	New York Life Global Funding	0.550%	4/26/24	350	342
[1]	Nordea Bank Abp	4.250%	9/21/22	5,080	5,187
[1]	Nordea Bank Abp	3.750%	8/30/23	29,322	30,364
	Nordea Bank Abp	3.750%	8/30/23	12,061	12,490
	ORIX Corp.	2.900%	7/18/22	1,445	1,456
	PNC Bank NA	2.700%	11/1/22	18,577	18,806
	PNC Bank NA	2.950%	1/30/23	1,600	1,628
	PNC Bank NA	1.743%	2/24/23	11,000	11,005
24

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PNC Bank NA	3.800%	7/25/23	13,920	14,376
[1]	Pricoa Global Funding I	3.450%	9/1/23	22,549	23,304
	Principal Financial Group Inc.	3.300%	9/15/22	5,440	5,519
	Principal Financial Group Inc.	3.125%	5/15/23	6,641	6,783
[1]	Principal Life Global Funding II	0.500%	1/8/24	9,500	9,310
[1]	Protective Life Global Funding	0.502%	4/12/23	4,360	4,320
[1]	Protective Life Global Funding	1.082%	6/9/23	13,690	13,649
[1]	Protective Life Global Funding	0.391%	7/7/23	31,000	30,568
[1]	Protective Life Global Funding	0.631%	10/13/23	4,426	4,368
	Protective Life Global Funding	0.631%	10/13/23	12,200	12,040
[1]	Reliance Standard Life Global Funding II	2.625%	7/22/22	970	979
[1]	Reliance Standard Life Global Funding II	2.150%	1/21/23	19,915	20,101
[1]	Reliance Standard Life Global Funding II	3.850%	9/19/23	9,475	9,797
	Royal Bank of Canada	1.950%	1/17/23	3,433	3,464
	Royal Bank of Canada	1.600%	4/17/23	5,794	5,824
	Royal Bank of Canada	3.700%	10/5/23	18,700	19,423
	Santander Holdings USA Inc.	3.700%	3/28/22	41,100	41,187
	Santander Holdings USA Inc.	3.400%	1/18/23	2,781	2,831
[1]	Skandinaviska Enskilda Banken AB	3.050%	3/25/22	13,750	13,785
[1]	Skandinaviska Enskilda Banken AB	2.200%	12/12/22	19,750	19,970
[1]	Skandinaviska Enskilda Banken AB	0.550%	9/1/23	83,440	82,410
[1]	Standard Chartered plc	1.319%	10/14/23	68,973	68,849
	State Bank of India	4.500%	9/28/23	6,550	6,823
	State Street Corp.	2.825%	3/30/23	17,235	17,282
	State Street Corp.	2.653%	5/15/23	1,100	1,105
	Sumitomo Mitsui Banking Corp.	4.850%	3/1/22	52,035	52,187
[3,5]	Sumitomo Mitsui Banking Corp., 3M Australian Bank Bill Rate + 0.660%	0.700%	8/18/22	15,000	10,633
[3,5]	Sumitomo Mitsui Banking Corp., 3M Australian Bank Bill Rate + 0.730%	0.775%	11/29/22	10,000	7,100
[5]	Sumitomo Mitsui Financial Group Inc.	3.662%	3/29/22	10,000	7,106
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	54,940	55,461
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	31,925	32,369
	Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	40,000	40,756
[5]	Sumitomo Mitsui Financial Group Inc.	3.604%	3/7/23	16,380	11,903
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	19,030	19,664
[3,5]	Sumitomo Mitsui Financial Group Inc., 3M Australian Bank Bill Rate + 1.270%	1.332%	3/29/22	3,080	2,181
[5]	Swedbank AB	3.500%	2/17/22	6,180	4,374
[1]	Swedbank AB	2.800%	3/14/22	4,174	4,182
	Toronto-Dominion Bank	0.750%	6/12/23	10,270	10,205
	Truist Bank	2.800%	5/17/22	2,632	2,644
	Truist Bank	1.250%	3/9/23	1,595	1,598
	Truist Financial Corp.	2.750%	4/1/22	11,682	11,704
	Truist Financial Corp.	3.050%	6/20/22	7,214	7,270
	Truist Financial Corp.	2.200%	3/16/23	9,000	9,089
[1]	UBS AG	1.750%	4/21/22	21,178	21,210
[1]	UBS Group AG	3.491%	5/23/23	45,828	46,148
[1]	UBS Group AG	2.859%	8/15/23	129,089	130,335
[1]	USAA Capital Corp.	1.500%	5/1/23	2,548	2,559
[6]	Wells Fargo & Co.	2.125%	4/22/22	2,930	3,948
	Wells Fargo & Co.	2.625%	7/22/22	546	551
[5]	Wells Fargo & Co.	5.250%	9/7/22	13,920	10,113
	Wells Fargo & Co.	3.750%	1/24/24	40,919	42,564
	Wells Fargo & Co.	1.654%	6/2/24	55,429	55,508
	Westpac Banking Corp.	2.500%	6/28/22	380	383
25

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Westpac Banking Corp.	2.750%	1/11/23	25,155	25,590
[5]	Westpac Banking Corp.	4.500%	3/11/27	5,376	3,816
[3,5]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.800%	1.873%	6/22/28	45,000	32,273
	Willis North America Inc.	3.600%	5/15/24	15,566	16,146
					5,828,468
Health Care (6.8%)
	AbbVie Inc.	3.250%	10/1/22	27,474	27,747
	AbbVie Inc.	2.900%	11/6/22	24	24
	AbbVie Inc.	3.200%	11/6/22	10,571	10,706
	AbbVie Inc.	2.300%	11/21/22	37,826	38,209
	AbbVie Inc.	3.750%	11/14/23	6,600	6,846
	Aetna Inc.	2.750%	11/15/22	41,965	42,351
	Aetna Inc.	2.800%	6/15/23	33,028	33,612
	AmerisourceBergen Corp.	0.737%	3/15/23	70,856	70,398
	Amgen Inc.	2.250%	8/19/23	17,000	17,219
	Anthem Inc.	3.125%	5/15/22	10,000	10,069
	Anthem Inc.	2.950%	12/1/22	12,900	13,097
	Anthem Inc.	3.300%	1/15/23	38,155	38,950
	Astrazeneca Finance LLC	0.700%	5/28/24	27,765	27,219
[1,3]	Baxter International Inc., SOFR + 0.260%	0.310%	12/1/23	42,000	41,890
[1]	Bayer US Finance II LLC	3.875%	12/15/23	21,047	21,770
	Biogen Inc.	3.625%	9/15/22	5,786	5,879
	Bristol-Myers Squibb Co.	2.000%	8/1/22	1,750	1,762
	Bristol-Myers Squibb Co.	3.550%	8/15/22	3,975	4,035
	Bristol-Myers Squibb Co.	2.750%	2/15/23	13,614	13,842
	Bristol-Myers Squibb Co.	0.537%	11/13/23	35,175	34,744
	Cardinal Health Inc.	3.200%	3/15/23	5,299	5,404
	Cigna Corp.	3.050%	11/30/22	32,747	33,249
	Cigna Corp.	3.750%	7/15/23	40,501	41,800
	Cigna Corp.	0.613%	3/15/24	10,000	9,808
	CVS Health Corp.	3.500%	7/20/22	13,425	13,542
	CVS Health Corp.	2.750%	12/1/22	44,239	44,706
	CVS Health Corp.	4.750%	12/1/22	1,795	1,834
	DH Europe Finance II Sarl	2.050%	11/15/22	87,143	87,912
	Gilead Sciences Inc.	3.250%	9/1/22	30,449	30,779
	Gilead Sciences Inc.	0.750%	9/29/23	26,355	26,050
	GlaxoSmithKline Capital plc	2.850%	5/8/22	5,984	6,022
	GlaxoSmithKline Capital plc	0.534%	10/1/23	38,022	37,541
	Humana Inc.	3.150%	12/1/22	28,310	28,680
	Humana Inc.	2.900%	12/15/22	65,131	66,120
	Humana Inc.	0.650%	8/3/23	30,500	30,135
	Illumina Inc.	0.550%	3/23/23	28,917	28,681
	McKesson Corp.	2.700%	12/15/22	7,947	8,032
	McKesson Corp.	2.850%	3/15/23	3,609	3,654
	Merck & Co. Inc.	2.400%	9/15/22	2,500	2,518
[1]	Mylan Inc.	3.125%	1/15/23	20,916	21,280
	Mylan Inc.	4.200%	11/29/23	9,000	9,344
	PerkinElmer Inc.	0.550%	9/15/23	45,170	44,485
	Royalty Pharma plc	0.750%	9/2/23	16,014	15,775
	Stryker Corp.	0.600%	12/1/23	25,000	24,595
	Takeda Pharmaceutical Co. Ltd.	4.400%	11/26/23	42,453	44,427
	Thermo Fisher Scientific Inc.	0.797%	10/18/23	20,000	19,799
[3]	Thermo Fisher Scientific Inc., SOFR + 0.350%	0.391%	4/18/23	80,000	79,906
	UnitedHealth Group Inc.	2.875%	3/15/22	9,315	9,336
26

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	UnitedHealth Group Inc.	2.375%	10/15/22	14,049	14,210
	UnitedHealth Group Inc.	2.750%	2/15/23	775	787
	UnitedHealth Group Inc.	3.500%	6/15/23	1,624	1,674
	Viatris Inc.	1.125%	6/22/22	88,964	89,087
	Zoetis Inc.	3.250%	2/1/23	22,224	22,586
					1,364,127
Industrials (3.2%)
[5]	Australia Pacific Airports Melbourne Pty Ltd.	4.000%	9/15/22	5,000	3,578
	Block Financial LLC	5.500%	11/1/22	8,000	8,089
	Boeing Co.	2.700%	5/1/22	55,731	56,009
	Boeing Co.	2.200%	10/30/22	500	503
	Boeing Co.	1.167%	2/4/23	44,000	43,946
	Boeing Co.	2.800%	3/1/23	500	507
	Boeing Co.	4.508%	5/1/23	31,581	32,653
	Caterpillar Financial Services Corp.	1.900%	9/6/22	21,180	21,329
	Caterpillar Financial Services Corp.	2.550%	11/29/22	630	639
	Caterpillar Financial Services Corp.	0.650%	7/7/23	40,000	39,687
	CNH Industrial Capital LLC	4.375%	4/5/22	4,645	4,674
	CNH Industrial Capital LLC	1.950%	7/2/23	2,879	2,892
	CNH Industrial Capital LLC	4.200%	1/15/24	190	198
	CNH Industrial NV	4.500%	8/15/23	638	663
[1]	Daimler Trucks Finance North America LLC	1.125%	12/14/23	10,695	10,595
	Eaton Corp.	2.750%	11/2/22	1,644	1,666
	General Dynamics Corp.	2.250%	11/15/22	1,250	1,261
	Honeywell International Inc.	0.483%	8/19/22	21,511	21,508
[1]	Huntington Ingalls Industries Inc.	0.670%	8/16/23	28,200	27,749
	L3Harris Technologies Inc.	3.850%	6/15/23	22,215	22,866
	Norfolk Southern Corp.	3.850%	1/15/24	1,000	1,038
	Northrop Grumman Corp.	3.250%	8/1/23	7,654	7,862
[1]	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.875%	7/11/22	397	404
[1]	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.250%	1/17/23	720	740
[1]	Penske Truck Leasing Co. LP / PTL Finance Corp.	2.700%	3/14/23	2,120	2,147
[1]	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.125%	8/1/23	655	678
[1]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.900%	2/1/24	747	775
[5]	QPH Finance Co. Pty Ltd.	3.750%	6/7/23	9,520	6,888
	Quanta Services Inc.	0.950%	10/1/24	10,565	10,271
	Rockwell Automation Inc.	0.350%	8/15/23	29,100	28,719
	Ryder System Inc.	2.875%	6/1/22	18,574	18,678
	Ryder System Inc.	2.500%	9/1/22	14,500	14,622
	Ryder System Inc.	3.875%	12/1/23	17,810	18,500
[1]	Siemens Financieringsmaatschappij NV	0.400%	3/11/23	75,000	74,342
	Southwest Airlines Co.	4.750%	5/4/23	90,363	93,851
[2]	Southwest Airlines Co. Series 2007-1 Pass Through Trust	6.650%	8/1/22	1,310	1,310
	Teledyne Technologies Inc.	0.650%	4/1/23	550	545
	Union Pacific Corp.	2.950%	1/15/23	23,297	23,617
	United Parcel Service Inc.	2.450%	10/1/22	1,060	1,072
[2]	US Airways Series 2001-1C Pass Through Trust	7.346%	9/20/23	1,812	1,807
	Waste Management Inc.	0.315%	8/15/22	25,000	24,919
	Waste Management Inc.	2.900%	9/15/22	4,075	4,111
					637,908
Materials (0.6%)
	Berry Global Inc.	0.950%	2/15/24	5,500	5,403
	Carlisle Cos. Inc.	0.550%	9/1/23	9,310	9,156
	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	1,220	1,225
27

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	DuPont de Nemours Inc.	4.205%	11/15/23	15,541	16,248
	Eastman Chemical Co.	3.600%	8/15/22	200	202
	GC Treasury Center Co. Ltd.	4.250%	9/19/22	4,930	5,002
	Indonesia Asahan Aluminium Persero PT	5.710%	11/15/23	17,976	19,035
[1]	International Flavors & Fragrances Inc.	0.697%	9/15/22	3,035	3,029
	Linde Inc.	2.200%	8/15/22	25	25
	LYB International Finance BV	4.000%	7/15/23	12,255	12,691
	Martin Marietta Materials Inc.	0.650%	7/15/23	15,000	14,837
	Nucor Corp.	4.125%	9/15/22	4,237	4,291
	Nucor Corp.	4.000%	8/1/23	1,894	1,954
	Nutrien Ltd.	3.150%	10/1/22	10,516	10,620
	Nutrien Ltd.	1.900%	5/13/23	12,461	12,535
	PPG Industries Inc.	3.200%	3/15/23	7,000	7,133
					123,386
Real Estate (1.7%)
	American Tower Corp.	3.500%	1/31/23	1,230	1,257
	American Tower Corp.	3.000%	6/15/23	12,640	12,904
	AvalonBay Communities Inc.	2.850%	3/15/23	17,450	17,642
	AvalonBay Communities Inc.	4.200%	12/15/23	25,272	26,376
	Boston Properties LP	3.125%	9/1/23	20,350	20,792
	Boston Properties LP	3.800%	2/1/24	4,672	4,836
	Brandywine Operating Partnership LP	3.950%	2/15/23	2,730	2,785
	Camden Property Trust	2.950%	12/15/22	41,799	42,337
	Crown Castle International Corp.	3.150%	7/15/23	10,750	10,987
	ERP Operating LP	3.000%	4/15/23	68,415	69,499
	Essex Portfolio LP	3.250%	5/1/23	8,470	8,620
	Essex Portfolio LP	3.875%	5/1/24	1,050	1,095
	Federal Realty Investment Trust	2.750%	6/1/23	1,800	1,825
	Federal Realty Investment Trust	3.950%	1/15/24	20,984	21,755
	Highwoods Realty LP	3.625%	1/15/23	2,736	2,776
	Kimco Realty Corp.	3.400%	11/1/22	11,221	11,381
	Kimco Realty Corp.	3.500%	4/15/23	1,160	1,182
	Kimco Realty Corp.	3.125%	6/1/23	14,385	14,643
	Mid-America Apartments LP	4.300%	10/15/23	3,100	3,218
	Public Storage	2.370%	9/15/22	9,410	9,492
[3]	Public Storage, SOFR + 0.470%	0.510%	4/23/24	8,845	8,845
	Simon Property Group LP	2.750%	6/1/23	17,465	17,722
	Simon Property Group LP	3.750%	2/1/24	7,965	8,275
	SL Green Operating Partnership LP	3.250%	10/15/22	300	304
	Ventas Realty LP	3.500%	4/15/24	2,371	2,454
	Welltower Inc.	4.500%	1/15/24	9,995	10,479
	Welltower Inc.	3.625%	3/15/24	1,495	1,551
					335,032
Technology (2.3%)
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	17,246	17,843
	Dell International LLC / EMC Corp.	5.450%	6/15/23	6,619	6,931
	Equifax Inc.	3.300%	12/15/22	14,895	15,108
	Equifax Inc.	3.950%	6/15/23	2,175	2,242
	Fidelity National Information Services Inc.	0.375%	3/1/23	50,000	49,495
	Global Payments Inc.	3.750%	6/1/23	8,895	9,105
[5]	Intel Corp.	4.000%	12/1/22	32,710	23,765
	Moody's Corp.	2.625%	1/15/23	17,654	17,894
[1]	NXP BV / NXP Funding LLC	4.625%	6/1/23	640	665
	Oracle Corp.	2.500%	5/15/22	8,387	8,408
28

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Oracle Corp.	2.500%	10/15/22	11,803	11,931
	Oracle Corp.	2.625%	2/15/23	2,500	2,533
	Oracle Corp.	2.400%	9/15/23	77,887	78,809
	PayPal Holdings Inc.	2.200%	9/26/22	74,056	74,770
	PayPal Holdings Inc.	1.350%	6/1/23	24,301	24,344
	Roper Technologies Inc.	0.450%	8/15/22	10,000	9,983
	Roper Technologies Inc.	3.650%	9/15/23	3,087	3,185
	Skyworks Solutions Inc.	0.900%	6/1/23	80,121	79,356
	VMware Inc.	0.600%	8/15/23	17,495	17,258
					453,625
Utilities (7.0%)
	American Electric Power Co. Inc.	0.750%	11/1/23	10,000	9,873
	Atmos Energy Corp.	0.625%	3/9/23	9,260	9,207
[5]	AusNet Services Holdings Pty Ltd.	5.750%	6/28/22	33,130	23,915
	Baltimore Gas and Electric Co.	2.800%	8/15/22	4,445	4,472
	Baltimore Gas and Electric Co.	3.350%	7/1/23	4,810	4,921
	Berkshire Hathaway Energy Co.	2.800%	1/15/23	3,310	3,365
	Black Hills Corp.	1.037%	8/23/24	9,000	8,807
	CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	2,000	2,008
	CenterPoint Energy Resources Corp.	0.700%	3/2/23	8,046	7,982
	Connecticut Light and Power Co.	2.500%	1/15/23	30,245	30,574
	Consolidated Edison Inc.	0.650%	12/1/23	34,357	33,801
	Dominion Energy Inc.	2.750%	9/15/22	40,140	40,379
[1]	Dominion Energy Inc.	2.450%	1/15/23	69,850	70,727
[3]	Dominion Energy Inc., 3M USD LIBOR + 0.530%	0.733%	9/15/23	6,090	6,090
	DTE Energy Co.	0.550%	11/1/22	60,220	60,111
	DTE Energy Co.	2.250%	11/1/22	25,900	26,141
	Duke Energy Carolinas LLC	2.500%	3/15/23	464	470
	Duke Energy Corp.	2.400%	8/15/22	14,109	14,207
	Duke Energy Corp.	3.050%	8/15/22	9,087	9,131
	Duke Energy Corp.	3.950%	10/15/23	447	463
	Eastern Energy Gas Holdings LLC	3.550%	11/1/23	9,867	10,150
	Edison International	2.400%	9/15/22	3,001	3,022
	Edison International	3.125%	11/15/22	960	972
	Edison International	2.950%	3/15/23	2,023	2,046
	Enel Finance America LLC	0.356%	5/12/22	24,340	24,308
	Enel Finance America LLC	0.351%	5/18/22	29,000	28,958
	Enel Finance America LLC	0.356%	5/19/22	19,400	19,372
	Enel Finance America LLC	0.321%	6/14/22	48,030	47,935
	Enel Finance America LLC	0.322%	6/17/22	47,930	47,833
	Enel Finance America LLC	0.403%	8/5/22	40,000	39,873
[1]	Engie SA	2.875%	10/10/22	4,640	4,700
	Entergy Corp.	4.000%	7/15/22	7,719	7,787
	Entergy Louisiana LLC	0.620%	11/17/23	26,750	26,405
[3,5]	ETSA Utilities Finance Pty Ltd., 3M Australian Bank Bill Rate + 1.020%	1.065%	8/29/22	14,900	10,570
	Eversource Energy	2.750%	3/15/22	62,800	62,883
	Eversource Energy	2.800%	5/1/23	44,715	45,304
[3]	Eversource Energy, SOFR + 0.250%	0.299%	8/15/23	32,600	32,566
	Exelon Corp.	3.497%	6/1/22	15,132	15,218
	NextEra Energy Capital Holdings Inc.	0.650%	3/1/23	55,500	55,239
[3]	NextEra Energy Capital Holdings Inc., 3M USD LIBOR + 0.270%	0.430%	2/22/23	40,000	39,985
[3]	NextEra Energy Capital Holdings Inc., SOFR + 0.400%	0.450%	11/3/23	37,700	37,707
29

Ultra-Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Northern States Power Co.	2.600%	5/15/23	11,528	11,652
	NSTAR Electric Co.	2.375%	10/15/22	23,383	23,532
	NTPC Ltd.	4.750%	10/3/22	18,624	18,985
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	4,200	4,211
	ONE Gas Inc.	0.850%	3/11/23	65,000	64,616
	PECO Energy Co.	2.375%	9/15/22	3,595	3,612
	Progress Energy Inc.	3.150%	4/1/22	13,709	13,737
	Public Service Enterprise Group Inc.	2.650%	11/15/22	78,040	78,996
	Southern California Edison Co.	0.700%	4/3/23	20,000	19,805
	Southern California Edison Co.	0.700%	8/1/23	2,150	2,126
	Southern California Edison Co.	3.500%	10/1/23	10,000	10,273
[3]	Southern California Edison Co., SOFR + 0.350%	0.399%	6/13/22	24,020	24,019
	Southern Co. Gas Capital Corp.	2.450%	10/1/23	8,325	8,458
	State Grid Overseas Investment 2013 Ltd.	3.125%	5/22/23	17,729	18,101
	State Grid Overseas Investment BVI Ltd.	2.750%	5/4/22	41,127	41,261
[1]	State Grid Overseas Investment BVI Ltd.	3.750%	5/2/23	32,647	33,556
[5]	United Energy Distribution Pty Ltd.	3.500%	9/12/23	18,230	13,243
	Virginia Electric and Power Co.	3.450%	9/1/22	47,651	48,094
	Virginia Electric and Power Co.	2.750%	3/15/23	30,143	30,539
	WEC Energy Group Inc.	0.550%	9/15/23	13,710	13,487
					1,411,780
Total Corporate Bonds (Cost $13,017,497)					12,912,398
Sovereign Bonds (3.5%)
	APICORP Sukuk Ltd.	3.141%	11/1/22	40,788	41,408
	Corp. Andina de Fomento	3.250%	2/11/22	26,585	26,597
	Corp. Andina de Fomento	4.375%	6/15/22	15,419	15,601
	Corp. Andina de Fomento	2.375%	5/12/23	10,000	10,120
	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	6,200	6,203
[1]	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	1,838	1,838
	Export-Import Bank of India	4.000%	1/14/23	28,218	28,805
	Fondo MIVIVIENDA SA	3.500%	1/31/23	8,453	8,597
	Kingdom of Morocco	4.250%	12/11/22	1,800	1,841
[7]	Korea Monetary Stabilization Bond	0.880%	7/9/22	120,000,000	99,403
[7]	Korea Monetary Stabilization Bond	1.080%	9/9/22	190,000,000	157,430
	KSA Sukuk Ltd.	2.894%	4/20/22	51,953	52,197
	Kuwait	2.750%	3/20/22	15,693	15,724
	Perusahaan Penerbit SBSN Indonesia III	3.400%	3/29/22	50,866	50,993
	Perusahaan Penerbit SBSN Indonesia III	3.300%	11/21/22	19,409	19,711
	Republic of Chile	2.250%	10/30/22	15,340	15,451
	Republic of Colombia	2.625%	3/15/23	32,105	32,294
	Republic of Croatia	5.500%	4/4/23	10,662	11,134
	Republic of Guatemala	5.750%	6/6/22	7,590	7,684
	Republic of Hungary	5.375%	2/21/23	22,492	23,488
	Republic of Hungary	5.750%	11/22/23	8,000	8,597
	Republic of Indonesia	2.950%	1/11/23	2,500	2,544
	Republic of Panama	4.000%	9/22/24	13,047	13,648
	Romania	6.750%	2/7/22	27,481	27,497
[8]	SoQ Sukuk A QSC	3.241%	1/18/23	11,847	12,097
	State of Israel	4.000%	6/30/22	300	304
	State of Qatar	3.875%	4/23/23	10,000	10,322
Total Sovereign Bonds (Cost $707,943)					701,528
30

Ultra-Short-Term Bond Fund
		Coupon		Shares	Market Value• ($000)
Temporary Cash Investments (13.9%)
Money Market Fund (5.5%)
[9]	Vanguard Market Liquidity Fund	0.120%		11,122,421	1,112,131
			Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (8.4%)
[10,11]	United States Treasury Bill	0.114%–0.115%	10/6/22	600,000	597,757
[12]	United States Treasury Bill	0.142%–0.214%	11/3/22	1,100,000	1,094,958
					1,692,715
Total Temporary Cash Investments (Cost $2,810,058)					2,804,846
Total Investments (100.0%) (Cost $20,286,666)					20,148,699
Other Assets and Liabilities—Net (0.0%)					4,149
Net Assets (100%)					20,152,848
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2022, the aggregate value was $4,033,354,000, representing 20.0% of net assets.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	Face amount denominated in Australian dollars.
6	Face amount denominated in British pounds.
7	Face amount denominated in Korean won.
8	Guaranteed by the State of Qatar.
9	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
10	Securities with a value of $610,000 have been segregated as initial margin for open centrally cleared swap contracts.
11	Securities with a value of $3,944,000 have been segregated as initial margin for open futures contracts.
12	Securities with a value of $1,627,000 have been segregated as collateral for open forward currency contracts.
1M—1-month.
3M—3-month.
LIBOR—London Interbank Offered Rate.
REMIC—Real Estate Mortgage Investment Conduits.
SOFR—Secured Overnight Financing Rate.
USD—U.S. dollar.
31

Ultra-Short-Term Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2022	10,221	2,214,444	(10,441)

Short Futures Contracts
5-Year U.S. Treasury Note	March 2022	(399)	(47,562)	732
AUD 3-Year Treasury Bond	March 2022	(956)	(76,772)	160
				892
				(9,549)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Citibank, N.A.	3/16/22	AUD	63,896	USD	46,313	—	(1,126)
BNP Paribas	3/16/22	AUD	592	USD	427	—	(9)
Royal Bank of Canada	3/16/22	AUD	177	USD	125	1	—
JPMorgan Chase Bank, N.A.	3/16/22	AUD	175	USD	122	1	—
JPMorgan Chase Bank, N.A.	3/16/22	EUR	33	USD	38	—	—
JPMorgan Chase Bank, N.A.	3/15/22	USD	477,252	AUD	671,235	2,557	—
State Street Bank & Trust Co.	3/16/22	USD	4,087	GBP	2,990	67	—
BNP Paribas	9/15/22	USD	285,052	KRW	321,000,000	19,305	—
						21,931	(1,135)
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
KRW—Korean won.
USD—U.S. dollar.
At January 31, 2022, the counterparties had deposited in segregated accounts securities with a value of $26,611,000 in connection with open forward currency contracts.
Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)		Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Purchased
CDX-NA-IG-S35-V1	12/23/25	USD	60,000	(1.000)	(1,229)	197
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.
32

Ultra-Short-Term Bond Fund
Statement of Assets and Liabilities
As of January 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $19,174,613)	19,036,568
Affiliated Issuers (Cost $1,112,053)	1,112,131
Total Investments in Securities	20,148,699
Investment in Vanguard	654
Cash	500
Foreign Currency, at Value (Cost $11,497)	11,251
Receivables for Accrued Income	81,490
Receivables for Capital Shares Issued	53,895
Unrealized Appreciation—Forward Currency Contracts	21,931
Total Assets	20,318,420
Liabilities
Payables for Investment Securities Purchased	116,003
Payables for Capital Shares Redeemed	45,967
Payables for Distributions	1,321
Payables to Vanguard	917
Variation Margin Payable—Futures Contracts	204
Unrealized Depreciation—Forward Currency Contracts	1,135
Variation Margin Payable—Centrally Cleared Swap Contracts	25
Total Liabilities	165,572
Net Assets	20,152,848
At January 31, 2022, net assets consisted of:

Paid-in Capital	20,270,578
Total Distributable Earnings (Loss)	(117,730)
Net Assets	20,152,848

Investor Shares—Net Assets
Applicable to 67,748,254 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	677,078
Net Asset Value Per Share—Investor Shares	$9.99

Admiral Shares—Net Assets
Applicable to 974,198,701 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	19,475,770
Net Asset Value Per Share—Admiral Shares	$19.99

See accompanying Notes, which are an integral part of the Financial Statements.
33

Ultra-Short-Term Bond Fund
Statement of Operations

Year Ended January 31, 2022
($000)
Investment Income
Income
Interest[1,2]	131,751
Total Income	131,751
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,779
Management and Administrative—Investor Shares	1,389
Management and Administrative—Admiral Shares	16,268
Marketing and Distribution—Investor Shares	78
Marketing and Distribution—Admiral Shares	990
Custodian Fees	128
Auditing Fees	36
Shareholders’ Reports—Investor Shares	11
Shareholders’ Reports—Admiral Shares	75
Trustees’ Fees and Expenses	9
Total Expenses	20,763
Net Investment Income	110,988
Realized Net Gain (Loss)
Investment Securities Sold[1]	(10,570)
Futures Contracts	12,037
Swap Contracts	(308)
Forward Currency Contracts	58,701
Foreign Currencies	(9,429)
Realized Net Gain (Loss)	50,431
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(217,585)
Futures Contracts	(9,967)
Swap Contracts	157
Forward Currency Contracts	14,187
Foreign Currencies	(261)
Change in Unrealized Appreciation (Depreciation)	(213,469)
Net Increase (Decrease) in Net Assets Resulting from Operations	(52,050)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,351,000, ($59,000), $16,000, and ($26,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Interest is net of foreign withholding taxes of $180,000.

See accompanying Notes, which are an integral part of the Financial Statements.
34

Ultra-Short-Term Bond Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	110,988	138,925
Realized Net Gain (Loss)	50,431	(14,627)
Change in Unrealized Appreciation (Depreciation)	(213,469)	56,809
Net Increase (Decrease) in Net Assets Resulting from Operations	(52,050)	181,107
Distributions
Investor Shares	(3,889)	(6,698)
Admiral Shares	(113,727)	(136,565)
Total Distributions	(117,616)	(143,263)
Capital Share Transactions
Investor Shares	(45,100)	255,196
Admiral Shares	3,579,555	9,580,899
Net Increase (Decrease) from Capital Share Transactions	3,534,455	9,836,095
Total Increase (Decrease)	3,364,789	9,873,939
Net Assets
Beginning of Period	16,788,059	6,914,120
End of Period	20,152,848	16,788,059

See accompanying Notes, which are an integral part of the Financial Statements.
35

Ultra-Short-Term Bond Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.08	$10.04	$9.98	$9.97	$10.00
Investment Operations
Net Investment Income[1]	.047	.127	.252	.227	.154
Net Realized and Unrealized Gain (Loss) on Investments	(.086)	.053	.065	.003	(.037)
Total from Investment Operations	(.039)	.180	.317	.230	.117
Distributions
Dividends from Net Investment Income	(.050)	(.140)	(.257)	(.220)	(.145)
Distributions from Realized Capital Gains	(.001)	—	—	—	(.002)
Total Distributions	(.051)	(.140)	(.257)	(.220)	(.147)
Net Asset Value, End of Period	$9.99	$10.08	$10.04	$9.98	$9.97
Total Return[2]	-0.39%	1.81%	3.21%	2.34%	1.17%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$677	$728	$471	$309	$179
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	0.47%	1.27%	2.53%	2.28%	1.54%
Portfolio Turnover Rate	57%[3]	60%[3]	70%	61%	70%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 1% and 3%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
36

Ultra-Short-Term Bond Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$20.15	$20.08	$19.96	$19.94	$20.00
Investment Operations
Net Investment Income[1]	.113	.263	.527	.473	.328
Net Realized and Unrealized Gain (Loss) on Investments	(.152)	.107	.126	.008	(.077)
Total from Investment Operations	(.039)	.370	.653	.481	.251
Distributions
Dividends from Net Investment Income	(.119)	(.300)	(.533)	(.461)	(.307)
Distributions from Realized Capital Gains	(.002)	—	—	—	(.004)
Total Distributions	(.121)	(.300)	(.533)	(.461)	(.311)
Net Asset Value, End of Period	$19.99	$20.15	$20.08	$19.96	$19.94
Total Return[2]	-0.20%	1.86%	3.31%	2.44%	1.26%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,476	$16,060	$6,443	$5,244	$3,474
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	0.56%	1.31%	2.63%	2.38%	1.64%
Portfolio Turnover Rate	57%[3]	60%[3]	70%	61%	70%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 1% and 3%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
37

Ultra-Short-Term Bond Fund
Notes to Financial Statements
Vanguard Ultra-Short-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Certain of the fund’s investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposure. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its
38

Ultra-Short-Term Bond Fund
clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2022, the fund’s average investments in long and short futures contracts represented 4% and 3% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended January 31, 2022, the fund’s average investment in forward currency contracts represented 4% of net assets, based on the average of the notional amounts at each quarter-end during the period.
39

Ultra-Short-Term Bond Fund
5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
40

Ultra-Short-Term Bond Fund
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended January 31, 2022, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
6. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
7. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
41

Ultra-Short-Term Bond Fund
8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
9. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
10. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
11. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution
42

Ultra-Short-Term Bond Fund
expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2022, the fund had contributed to Vanguard capital in the amount of $654,000, representing less than 0.01% of the fund’s net assets and 0.26% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
43

Ultra-Short-Term Bond Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	308,203	—	308,203
Asset-Backed/Commercial Mortgage-Backed Securities	—	3,421,724	—	3,421,724
Corporate Bonds	—	12,912,398	—	12,912,398
Sovereign Bonds	—	701,528	—	701,528
Temporary Cash Investments	1,112,131	1,692,715	—	2,804,846
Total	1,112,131	19,036,568	—	20,148,699
Derivative Financial Instruments
Assets
Futures Contracts[1]	892	—	—	892
Forward Currency Contracts	—	21,931	—	21,931
Swap Contracts	197[1]	—	—	197
Total	1,089	21,931	—	23,020
Liabilities
Futures Contracts[1]	10,441	—	—	10,441
Forward Currency Contracts	—	1,135	—	1,135
Total	10,441	1,135	—	11,576
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	At January 31, 2022, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	892	—	—	892
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	—	—	197	197
Unrealized Appreciation—Forward Currency Contracts	—	21,931	—	21,931
Total Assets	892	21,931	197	23,020

Unrealized Depreciation—Futures Contracts[1]	10,441	—	—	10,441
44

Ultra-Short-Term Bond Fund
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Unrealized Depreciation—Forward Currency Contracts	—	1,135	—	1,135
Total Liabilities	10,441	1,135	—	11,576
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2022, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	12,037	—	—	12,037
Swap Contracts	—	—	(308)	(308)
Forward Currency Contracts	—	58,701	—	58,701
Realized Net Gain (Loss) on Derivatives	12,037	58,701	(308)	70,430
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(9,967)	—	—	(9,967)
Swap Contracts	—	—	157	157
Forward Currency Contracts	—	14,187	—	14,187
Change in Unrealized Appreciation (Depreciation) on Derivatives	(9,967)	14,187	157	4,377
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, distributions in connection with fund share redemptions, and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	11,562
Total Distributable Earnings (Loss)	(11,562)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; the deferral of qualified late-year losses; the recognition of gains or loss from foreign currency hedges; and the treatment of amortization
45

Ultra-Short-Term Bond Fund
adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	1,293
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(17,012)
Net Unrealized Gains (Losses)	(100,690)
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	116,260	143,263
Long-Term Capital Gains	1,356	—
Total	117,616	143,263
*	Includes short-term capital gains, if any.
As of January 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	20,249,419
Gross Unrealized Appreciation	41,564
Gross Unrealized Depreciation	(142,015)
Net Unrealized Appreciation (Depreciation)	(100,451)
F.	During the year ended January 31, 2022, the fund purchased $10,600,939,000 of investment securities and sold $7,814,070,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,148,193,000 and $1,061,510,000, respectively.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2022, such purchases were $2,503,081,000 and sales were $293,046,000, resulting in net realized loss of $1,223,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
46

Ultra-Short-Term Bond Fund
G.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	616,149	61,217	885,690	88,050
Issued in Lieu of Cash Distributions	3,508	349	6,094	607
Redeemed	(664,757)	(66,087)	(636,588)	(63,338)
Net Increase (Decrease)—Investor Shares	(45,100)	(4,521)	255,196	25,319
Admiral Shares
Issued	16,783,133	833,760	16,385,112	814,372
Issued in Lieu of Cash Distributions	93,137	4,630	110,723	5,511
Redeemed	(13,296,715)	(661,031)	(6,914,936)	(343,906)
Net Increase (Decrease)—Admiral Shares	3,579,555	177,359	9,580,899	475,977
H.	Market disruptions associated with current geopolitical events have had a global impact, and uncertainty exists as to their implications. Such disruptions can adversely affect assets and thus performance of the fund; at this time, an aggregate effect on assets and performance cannot be reasonably estimated. Management is continuing to monitor these developments and evaluate impacts they may have on the fund.
Management has determined that no other events or transactions occurred subsequent to January 31, 2022, that would require recognition or disclosure in these financial statements.
47

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Ultra-Short-Term Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Ultra-Short-Term Bond Fund (one of the funds constituting Vanguard Fixed Income Securities Funds, referred to hereafter as the "Fund") as of January 31, 2022, the related statement of operations for the year ended January 31, 2022, the statement of changes in net assets for each of the two years in the period ended January 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2022 and the financial highlights for each of the five years in the period ended January 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 23, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
48

Special 2021 tax information (unaudited) for Vanguard Ultra-Short-Term Bond Fund
This information for the fiscal year ended January 31, 2022, is included pursuant to provisions of the Internal Revenue Code.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $9,444,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 95.1%.
For nonresident alien shareholders, 68.0% of income dividends are interest-related dividends.
49

"Bloomberg®" and Bloomberg U.S. Treasury Bellwethers: 1 Year Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Ultra-Short-Term Bond Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Ultra-Short-Term Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the Ultra-Short-Term Bond Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Treasury Bellwethers: 1 Year Index, which are determined, composed and calculated by BISL without regard to Vanguard or the Ultra-Short-Term Bond Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Ultra-Short-Term Bond Fund into consideration in determining, composing or calculating the Bloomberg U.S. Treasury Bellwethers: 1 Year Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Ultra-Short-Term Bond Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Ultra-Short-Term Bond Fund customers, in connection with the administration, marketing or trading of the Ultra-Short-Term Bond Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE Bloomberg U.S. TREASURY BELLWETHERS: 1 YEAR INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE ULTRA-SHORT-TERM BOND FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. TREASURY BELLWETHERS: 1 YEAR INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. TREASURY BELLWETHERS: 1 YEAR INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE ULTRA-SHORT-TERM BOND FUND OR THE BLOOMBERG U.S. TREASURY BELLWETHERS: 1 YEAR INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2022 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
50

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City
(business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
CFA® is a registered trademark owned by CFA Institute.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q14920 032022

Annual Report   |   January 31, 2022
Vanguard High-Yield Corporate Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	2
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2022, Vanguard High-Yield Corporate Fund returned 0.84% for Investor Shares and 0.94% for Admiral Shares. The fund’s benchmark, the High-Yield Corporate Composite Index, returned 1.41%.
•	The U.S. economy continued to heal. Vaccination rates rose, the economy reopened, and more workers returned to the labor force. The investment environment grew more challenging, however, as COVID-19 variants emerged, inflation surged to levels not seen in decades, and the Federal Reserve’s monetary stance turned less accommodative. With yields rising and prices falling, U.S. bonds finished the period in negative territory.
•	Both U.S. Treasuries and corporate bonds returned about –3%. (Returns are from components of the Bloomberg U.S. Aggregage Float Adjusted Index.) Higher-rated investment-grade bonds generally returned more than lower-rated ones, and bonds with shorter maturities performed best. The spread between the yields of corporates and those of Treasuries narrowed.
•	Among high-yield bonds, lower-quality bonds generally outperformed those of higher quality, and longer-dated bonds generally outperformed those with shorter maturities.
•	For the 10 years ended January 31, 2022, the fund posted annualized returns of 5.46% for Investor Shares and 5.56% for Admiral Shares. Its benchmark’s annualized return for the 10 years was 5.84%.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.32%	20.51%	16.59%
Russell 2000 Index (Small-caps)	-1.21	11.99	9.69
Russell 3000 Index (Broad U.S. market)	18.80	19.93	16.11
FTSE All-World ex US Index (International)	4.20	9.61	8.35
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-2.97%	3.67%	3.08%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-1.89	3.50	3.46
FTSE Three-Month U.S. Treasury Bill Index	0.04	0.89	1.10
CPI
Consumer Price Index	7.48%	3.76%	2.97%
1

Advisor’s Report
The investment environment
For the 12 months ended January 31, 2022, Vanguard High-Yield Corporate Fund returned 0.84% for Investor Shares and 0.94% for Admiral Shares, compared with the 1.41% return of the custom index. (The High-Yield Corporate Composite Index consists of 95% Bloomberg U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Bloomberg 1–5 Year Treasury Bond Index).
Sovereign yields rose across most developed markets during the fiscal year as central banks shifted to tighter monetary policies—including tapering asset purchases and signaling rate hikes—but most spread sectors were able to absorb the bulk of this move to produce positive excess returns over duration-equivalent government bonds.
Concerns over the rapid transmission of the Omicron variant contributed to some market volatility and spread widening late in 2021, but these concerns were allayed by the variant’s relatively low severity of infection.
Central banks maintained policy accommodation early in the period. Later, they shifted to tighter policies and more hawkish rhetoric as inflation proved more persistent than transitory and broadened out across more goods and services. In the U.S., the Federal Reserve accelerated the timeline for tapering its large-scale asset purchase program and projected a faster pace of rate hikes. GDP growth slowed across the globe, but continued to expand in most countries.

Yields of U.S. Treasury Securities
Maturity	January 31, 2021	January 31, 2022
2 years	0.11%	1.18%
5 years	0.42	1.61
10 years	1.07	1.78
30 years	1.83	2.11
Source: Vanguard.
2

Inflation rose to multi-decade highs in several countries, driven by strong demand but also by ongoing supply chain disruptions and labor shortages. The U.S. labor market healed over the period as the unemployment rate declined. The yield of the 10-year U.S. Treasury stood at 1.78% at the end of January 2022, up from 1.07% at the end of January 2021. This dynamic pushed down bond prices, as bond yields and prices generally move in opposite directions.
The high-yield bond market spread tightened to 342 basis points over Treasuries as of January 31, 2022, down from 362 basis points a year earlier. The average dollar price of the high-yield market fell $5, to $100.
There was notable dispersion in performance by credit quality, with the high-yield market generally punishing higher-quality credits because of their greater sensitivity to changes in interest rates. The highest-rated BB bonds lagged, returning 1.10%, while CCC-rated bonds (+4.81%) led and B-rated bonds (+2.41%) straddled the middle. (All returns are from components of the Bloomberg U.S. Corporate High Yield Bond Index.)
Inflationary pressures have accelerated Fed policy changes and we expect meaningful tightening measures in 2022. In previous economic cycles, the high-yield market has tended to perform well during the early stages of hiking—a time when rate increases are primarily in response to a strong economy. From an economic growth perspective, there are similarities between this cycle and previous ones. We note, however, that the state of the COVID-19 pandemic recovery and the expected central bank balance sheet reduction make today’s circumstances unique.
Corporate fundamentals are decent, thanks to the focus on balance sheet improvement we’ve seen since the onset of the pandemic. Even so, corporate capital allocation policies have begun to favor shareholders at the expense of creditors, and we believe that further credit improvement at a market level is unlikely. High-yield spreads have widened because of the volatility seen toward the end of the period, but they remain relatively high.
Although the market has moved away from its all-time lows, it remains highly compressed with a large degree of negative convexity—meaning there may be limited price appreciation potential from incremental spread tightening. We also believe there is an increasing probability of a lower-quality spread decompression. As a result, we favor maintaining a slightly defensive risk posture.
While the macroeconomic backdrop and corporate fundamentals generally remain positive, we see some points of concern emerging at the margin. We expect high-yield credit spreads to move sideways in a year that could see plenty of volatility from multiple tail risks. However, we believe the ability to opportunistically adjust risk positioning in the event of a significant repricing of credit risk will be key in 2022.
3

The fund’s shortfalls
An underweight to and security selection within the energy sector represented the biggest detractor from relative results. An overweight to cable and satellite companies also hurt relative performance.
The fund’s successes
Security selection among gaming and wireless companies contributed favorably to relative returns. An underweight to utilities also helped relative results.
The fund’s positioning
The fund remains consistent in its investment objective and strategy and maintains meaningful exposure to relatively higher-quality names within the high-yield market. We believe these companies have more stable credit profiles and greater predictability of cash flows than those at the lower end of the quality spectrum. We prefer higher-quality credits with shorter maturities to minimize defaults, limit interest rate sensitivity, and provide stable income.
We continue to diversify the fund’s holdings by issuer and industry. We also continue to de-emphasize non-cash-paying securities, preferred stocks, and equity-linked securities because of their potential for volatility.
Michael L. Hong, CFA,
Senior Managing Director
and Fixed Income Portfolio Manager
Wellington Management Company LLP
February 14, 2022
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended January 31, 2022
	Beginning Account Value 7/31/2021	Ending Account Value 1/31/2022	Expenses Paid During Period
Based on Actual Fund Return
High-Yield Corporate Fund
Investor Shares	$1,000.00	$981.20	$1.15
Admiral™ Shares	1,000.00	981.70	0.65
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.05	$1.17
Admiral Shares	1,000.00	1,024.55	0.66
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.23% for Investor Shares and 0.13% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
6

High-Yield Corporate Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2012, Through January 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
High-Yield Corporate Fund Investor Shares	0.84%	4.80%	5.46%	$17,017
High-Yield Corporate Composite Index	1.41	5.31	5.84	17,648
Bloomberg U.S. Corporate High Yield Bond Index	2.06	5.40	6.21	18,274
High-Yield Corporate Composite Index: Consists of 95% Bloomberg U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Bloomberg U.S. 1–5 Year Treasury Bond Index.

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
High-Yield Corporate Fund Admiral Shares	0.94%	4.91%	5.56%	$85,933
High-Yield Corporate Composite Index	1.41	5.31	5.84	88,241
Bloomberg U.S. Corporate High Yield Bond Index	2.06	5.40	6.21	91,372
See Financial Highlights for dividend and capital gains information.
7

High-Yield Corporate Fund
Fund Allocation
As of January 31, 2022
Corporate Bonds - Communications	18.2%
Corporate Bonds - Consumer Discretionary	15.7
Corporate Bonds - Consumer Staples	3.4
Corporate Bonds - Energy	8.6
Corporate Bonds - Financials	9.4
Corporate Bonds - Health Care	11.5
Corporate Bonds - Industrials	6.6
Corporate Bonds - Materials	7.5
Corporate Bonds - Real Estate	1.4
Corporate Bonds - Technology	12.0
Corporate Bonds - Utilities	1.7
U.S. Government and Agency Obligations	4.0
The table reflects the fund’s investments, except for short-term investments and derivatives.
8

High-Yield Corporate Fund
Financial Statements
Schedule of Investments
As of January 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (3.9%)
U.S. Government Securities (3.9%)
[1]	United States Treasury Note/Bond	0.125%	4/30/22	275,000	274,914
[1]	United States Treasury Note/Bond	2.000%	7/31/22	275,000	277,063
[1]	United States Treasury Note/Bond	1.375%	10/15/22	275,000	276,461
[1]	United States Treasury Note/Bond	0.125%	1/31/23	275,000	273,109
Total U.S. Government and Agency Obligations (Cost $1,104,857)					1,101,547
Corporate Bonds (92.4%)
Communications (17.5%)
[2,3]	Altice France SA	2.125%	2/15/25	11,415	12,220
[2]	Altice France SA	8.125%	2/1/27	600	635
[2]	Altice France SA	5.500%	1/15/28	19,790	18,915
[2]	Altice France SA	5.125%	7/15/29	100,720	93,197
[2]	Arches Buyer Inc.	4.250%	6/1/28	69,490	65,579
[2]	Banijay Entertainment SASU	5.375%	3/1/25	1,962	1,979
	Belo Corp.	7.750%	6/1/27	29,475	34,156
	Belo Corp.	7.250%	9/15/27	24,707	28,159
[2]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.500%	5/1/26	30,144	30,868
[2]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	5/1/27	17,527	17,963
[2]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.500%	8/15/30	50,355	49,097
[2]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.250%	2/1/31	68,465	65,394
	CCO Holdings LLC / CCO Holdings Capital Corp.	4.500%	5/1/32	116,373	112,157
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.484%	10/23/45	4,215	5,305
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	5/1/47	31,500	34,769
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.125%	7/1/49	20,000	21,274
	CSC Holdings LLC	5.875%	9/15/22	6,058	6,164
[2]	CSC Holdings LLC	5.500%	4/15/27	82,015	83,828
[2]	CSC Holdings LLC	6.500%	2/1/29	35,323	36,789
[2]	CSC Holdings LLC	4.125%	12/1/30	123,394	112,787
[2]	CSC Holdings LLC	4.625%	12/1/30	22,675	20,187
[2]	CSC Holdings LLC	3.375%	2/15/31	82,190	71,744
[2]	CSC Holdings LLC	4.500%	11/15/31	142,670	132,978
[2]	CSC Holdings LLC	5.000%	11/15/31	28,600	25,790
	DISH DBS Corp.	5.875%	7/15/22	105,934	107,330
	DISH DBS Corp.	5.000%	3/15/23	48,242	48,995
9

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	DISH DBS Corp.	5.875%	11/15/24	87,950	88,542
	DISH DBS Corp.	7.750%	7/1/26	121,605	125,293
	DISH DBS Corp.	7.375%	7/1/28	80,315	77,703
	DISH DBS Corp.	5.125%	6/1/29	32,735	28,564
	Embarq Corp.	7.995%	6/1/36	28,550	29,399
[2]	Frontier Communications Holdings LLC	5.875%	10/15/27	26,240	27,013
[2]	Frontier Communications Holdings LLC	5.000%	5/1/28	167,919	166,513
[2]	Frontier Communications Holdings LLC	6.750%	5/1/29	78,962	79,159
	Frontier Communications Holdings LLC	5.875%	11/1/29	108,903	105,158
[2]	Frontier Communications Holdings LLC	6.000%	1/15/30	57,475	55,451
[2]	Go Daddy Operating Co. LLC / GD Finance Co. Inc.	3.500%	3/1/29	116,540	108,690
[2]	Iliad Holding SAS	6.500%	10/15/26	28,825	29,234
[2]	Iliad Holding SAS	7.000%	10/15/28	18,530	18,783
	Lamar Media Corp.	3.750%	2/15/28	31,890	31,152
	Lamar Media Corp.	4.000%	2/15/30	75,500	72,488
	Lamar Media Corp.	3.625%	1/15/31	55,653	51,852
[2,3]	Lorca Telecom Bondco SA	4.000%	9/18/27	65,725	72,583
	Lumen Technologies Inc.	5.800%	3/15/22	15,178	15,218
	Lumen Technologies Inc.	6.750%	12/1/23	23,920	25,389
	Lumen Technologies Inc.	7.500%	4/1/24	17,708	18,925
[2]	Outfront Media Capital LLC / Outfront Media Capital Corp.	6.250%	6/15/25	21,912	22,792
[2]	Outfront Media Capital LLC / Outfront Media Capital Corp.	5.000%	8/15/27	13,291	13,203
[2]	Outfront Media Capital LLC / Outfront Media Capital Corp.	4.625%	3/15/30	75,178	72,176
	Quebecor Media Inc.	5.750%	1/15/23	123,547	125,939
[2]	ROBLOX Corp.	3.875%	5/1/30	119,965	115,809
[2]	Scripps Escrow II Inc.	3.875%	1/15/29	62,485	59,662
[2]	Sirius XM Radio Inc.	3.125%	9/1/26	13,825	13,291
[2]	Sirius XM Radio Inc.	4.000%	7/15/28	35,170	34,022
[2]	Sirius XM Radio Inc.	4.125%	7/1/30	75,495	72,037
[2]	Sirius XM Radio Inc.	3.875%	9/1/31	63,105	58,364
	Sprint Capital Corp.	6.875%	11/15/28	24,215	28,932
	Sprint Capital Corp.	8.750%	3/15/32	13,969	19,514
	Sprint Communications Inc.	6.000%	11/15/22	37,646	38,781
	Sprint Corp.	7.875%	9/15/23	288,614	311,693
	Sprint Corp.	7.125%	6/15/24	70,886	77,278
	Sprint Corp.	7.625%	2/15/25	53,661	59,702
	Telecom Italia Capital SA	6.375%	11/15/33	12,326	12,559
	Telecom Italia Capital SA	6.000%	9/30/34	36,250	35,657
	Telecom Italia Capital SA	7.721%	6/4/38	37,725	40,861
[2]	Telecom Italia SpA	5.303%	5/30/24	6,555	6,765
[2]	Telenet Finance Luxembourg Notes Sarl	5.500%	3/1/28	104,600	107,032
	Time Warner Cable LLC	5.500%	9/1/41	20,846	23,524
	T-Mobile USA Inc.	5.375%	4/15/27	98,340	101,426
[2]	T-Mobile USA Inc.	3.375%	4/15/29	43,900	42,928
[2]	T-Mobile USA Inc.	3.500%	4/15/31	25,030	24,483
[2,3]	United Group BV	5.250%	2/1/30	10,140	11,059
[2]	UPC Broadband Finco BV	4.875%	7/15/31	91,040	90,011
[2]	UPC Holding BV	5.500%	1/15/28	84,310	85,678
	ViacomCBS Inc.	5.875%	2/28/57	82,651	82,050
	ViacomCBS Inc.	6.250%	2/28/57	33,146	36,461
[2]	Videotron Ltd.	5.375%	6/15/24	12,673	13,235
[2]	Videotron Ltd.	5.125%	4/15/27	1,500	1,534
[2,4]	Videotron Ltd.	3.625%	6/15/28	97,435	73,777
10

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Videotron Ltd.	3.625%	6/15/29	46,245	44,785
[2]	Virgin Media Secured Finance plc	5.500%	5/15/29	43,280	44,151
[2]	Virgin Media Secured Finance plc	4.500%	8/15/30	42,595	40,548
[2,5]	Virgin Media Vendor Financing Notes III DAC	4.875%	7/15/28	38,910	50,632
[2]	Virgin Media Vendor Financing Notes IV DAC	5.000%	7/15/28	38,325	36,132
[2]	Vmed O2 UK Financing I plc	4.250%	1/31/31	94,695	87,746
[2]	VTR Comunicaciones SpA	5.125%	1/15/28	20,592	20,257
[2]	VTR Finance NV	6.375%	7/15/28	9,055	9,231
[2]	VZ Secured Financing BV	5.000%	1/15/32	56,270	54,266
[2,3]	WMG Acquisition Corp.	2.750%	7/15/28	18,490	20,827
[2]	WMG Acquisition Corp.	3.875%	7/15/30	58,405	55,786
[2]	WMG Acquisition Corp.	3.000%	2/15/31	62,070	56,338
[2,3]	WP/AP Telecom Holdings IV BV	3.750%	1/15/29	39,135	42,694
[2]	Ziggo BV	4.875%	1/15/30	66,840	64,723
					5,005,719
Consumer Discretionary (15.2%)
[2]	1011778 BC ULC / New Red Finance Inc.	3.875%	1/15/28	48,119	46,983
[2]	1011778 BC ULC / New Red Finance Inc.	4.375%	1/15/28	8,000	7,882
[2]	1011778 BC ULC / New Red Finance Inc.	3.500%	2/15/29	45,540	43,177
[2]	1011778 BC ULC / New Red Finance Inc.	4.000%	10/15/30	124,019	115,134
[2]	Adient Global Holdings Ltd.	4.875%	8/15/26	29,277	29,452
[2]	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/28	38,713	37,917
[2]	American Builders & Contractors Supply Co. Inc.	3.875%	11/15/29	66,970	62,990
	Asbury Automotive Group Inc.	4.500%	3/1/28	22,880	22,763
[2]	Asbury Automotive Group Inc.	4.625%	11/15/29	26,830	26,457
	Asbury Automotive Group Inc.	4.750%	3/1/30	13,388	13,218
[2]	Asbury Automotive Group Inc.	5.000%	2/15/32	26,865	26,684
[2]	Ashton Woods USA LLC / Ashton Woods Finance Co.	4.625%	4/1/30	17,560	17,320
	Bath & Body Works Inc.	6.694%	1/15/27	13,000	14,633
[2]	Bath & Body Works Inc.	6.625%	10/1/30	68,730	73,987
[2]	Beacon Roofing Supply Inc.	4.125%	5/15/29	17,080	16,310
[6,7]	Beacon Roofing Supply Inc. Bank Loan, 1M USD LIBOR + 2.250%	2.355%	11/30/27	27,743	27,580
	Boyd Gaming Corp.	4.750%	12/1/27	128,570	128,061
[2]	Builders Firstsource Inc.	4.250%	2/1/32	32,815	32,133
[2]	Caesars Entertainment Inc.	6.250%	7/1/25	64,450	66,800
[2]	Caesars Entertainment Inc.	8.125%	7/1/27	59,505	64,038
[2]	Caesars Entertainment Inc.	4.625%	10/15/29	46,265	44,341
[2]	Caesars Resort Collection LLC / CRC Finco Inc.	5.750%	7/1/25	21,605	22,253
[2]	Carnival Corp.	5.750%	3/1/27	14,420	13,874
[2]	Carnival Corp.	4.000%	8/1/28	104,375	99,375
[2]	Carnival Corp.	6.000%	5/1/29	65,610	63,125
	Cedar Fair LP	5.250%	7/15/29	55,656	55,795
	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op	5.375%	4/15/27	27,005	27,343
[6,7,8]	Chamberlain Group Inc. Bank Loan, 1M USD LIBOR + 3.500%	4.000%	10/31/27	70,150	69,975
[2]	Cinemark USA Inc.	5.875%	3/15/26	11,850	11,630
[2]	Cinemark USA Inc.	5.250%	7/15/28	77,440	73,382
[2,3]	Cirsa Finance International Sarl	6.250%	12/20/23	39,240	44,343
[2,3]	Cirsa Finance International Sarl	4.500%	3/15/27	27,410	29,430
[2]	Clarios Global LP / Clarios US Finance Co.	6.250%	5/15/26	28,738	29,761
[2]	Clarios Global LP / Clarios US Finance Co.	8.500%	5/15/27	26,491	27,709
[6,7,8]	Clarios Global LP Bank Loan, 1M USD LIBOR + 3.250%	3.355%	4/30/26	27,870	27,709
11

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Ford Motor Co.	3.250%	2/12/32	83,935	80,023
	Ford Motor Credit Co. LLC	3.339%	3/28/22	5,750	5,752
	Ford Motor Credit Co. LLC	2.979%	8/3/22	9,735	9,769
	Ford Motor Credit Co. LLC	4.250%	9/20/22	51,791	52,515
	Ford Motor Credit Co. LLC	3.350%	11/1/22	41,781	42,080
	Ford Motor Credit Co. LLC	3.087%	1/9/23	25,291	25,424
	Ford Motor Credit Co. LLC	4.140%	2/15/23	11,350	11,515
	Ford Motor Credit Co. LLC	3.096%	5/4/23	6,346	6,394
	Ford Motor Credit Co. LLC	4.375%	8/6/23	210	215
	Ford Motor Credit Co. LLC	3.370%	11/17/23	10,105	10,182
	Ford Motor Credit Co. LLC	4.134%	8/4/25	15,275	15,644
	Ford Motor Credit Co. LLC	3.375%	11/13/25	16,070	16,084
	Ford Motor Credit Co. LLC	4.389%	1/8/26	4,800	4,967
	Ford Motor Credit Co. LLC	2.700%	8/10/26	87,840	85,118
	Ford Motor Credit Co. LLC	3.815%	11/2/27	6,000	6,009
[7]	Ford Motor Credit Co. LLC, 3M USD LIBOR + 1.080%	1.221%	8/3/22	21,625	21,604
[7]	Ford Motor Credit Co. LLC, 3M USD LIBOR + 1.235%	1.391%	2/15/23	5,100	5,105
[2]	Gap Inc.	3.625%	10/1/29	42,730	39,756
[2]	Gap Inc.	3.875%	10/1/31	66,300	61,584
[6,7]	Great Outdoors Group LLC Bank Loan, 3M USD LIBOR + 3.750%	4.500%	11/30/27	74,113	74,020
[2]	Group 1 Automotive Inc.	4.000%	8/15/28	4,054	3,885
[2]	Hanesbrands Inc.	4.625%	5/15/24	21,770	22,345
[2]	Hanesbrands Inc.	4.875%	5/15/26	93,794	97,481
[6,7,8,9]	IRB Holding Corp. Bank Loan	—%	12/15/27	35,925	35,858
[6,7,8]	IRB Holding Corp. Bank Loan, 3M USD LIBOR + 3.250%	4.250%	12/15/27	100,372	100,183
[2]	Jacobs Entertainment Inc.	7.875%	2/1/24	26,555	27,163
[2]	JELD-WEN Inc.	4.625%	12/15/25	8,571	8,533
[2]	JELD-WEN Inc.	4.875%	12/15/27	21,928	21,883
[2]	KAR Auction Services Inc.	5.125%	6/1/25	84,923	84,949
	KB Home	7.500%	9/15/22	6,935	7,171
	KB Home	7.625%	5/15/23	41,775	43,549
	KB Home	4.800%	11/15/29	15,825	16,517
	KB Home	4.000%	6/15/31	43,745	43,270
[2]	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC	4.750%	6/1/27	32,810	33,481
[2]	Lithia Motors Inc.	4.625%	12/15/27	69,275	71,305
[2]	Lithia Motors Inc.	4.375%	1/15/31	23,480	23,784
	Macy's Retail Holdings LLC	2.875%	2/15/23	2,108	2,112
	Macy's Retail Holdings LLC	3.625%	6/1/24	30,121	30,551
[2]	Masonite International Corp.	3.500%	2/15/30	12,420	11,724
[2]	Mattel Inc.	3.375%	4/1/26	18,470	18,464
[2]	Mattel Inc.	5.875%	12/15/27	76,280	81,055
[2]	Mattel Inc.	3.750%	4/1/29	25,585	25,585
	MGM Resorts International	6.000%	3/15/23	12,554	12,964
	MGM Resorts International	5.750%	6/15/25	32,801	34,431
[2]	Michaels Cos. Inc.	5.250%	5/1/28	48,585	46,897
[2]	Michaels Cos. Inc.	7.875%	5/1/29	82,725	75,712
[2]	NMG Holding Co. Inc. / Neiman Marcus Group LLC	7.125%	4/1/26	15,825	16,385
[2]	Penn National Gaming Inc.	4.125%	7/1/29	68,620	64,498
[2]	Petsmart Inc.	4.750%	2/15/28	79,586	79,520
[2]	Petsmart Inc.	7.750%	2/15/29	7,735	8,295
[2]	Royal Caribbean Cruises Ltd.	4.250%	7/1/26	11,360	10,606
12

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Royal Caribbean Cruises Ltd.	5.500%	8/31/26	91,230	89,009
[2]	Royal Caribbean Cruises Ltd.	5.375%	7/15/27	19,070	18,426
[2]	Scientific Games International Inc.	7.000%	5/15/28	67,625	71,002
	Service Corp. International	4.625%	12/15/27	27,935	28,730
	Service Corp. International	5.125%	6/1/29	44,190	46,302
	Service Corp. International	3.375%	8/15/30	26,810	25,069
	Service Corp. International	4.000%	5/15/31	65,605	63,675
[2]	Speedway Motorsports LLC / Speedway Funding II Inc.	4.875%	11/1/27	29,400	29,653
[6,7,8]	SRAM LLC Bank Loan, 6M USD LIBOR + 2.750%	3.250%	5/18/28	28,415	28,345
[6,7,8,9]	SRS Distribution Inc. Bank Loan	—%	6/2/28	11,840	11,820
[2]	Taylor Morrison Communities Inc.	5.875%	6/15/27	9,642	10,348
[2]	Taylor Morrison Communities Inc.	5.125%	8/1/30	37,717	39,165
[2]	Tempur Sealy International Inc.	3.875%	10/15/31	8,438	7,884
	Toll Brothers Finance Corp.	4.375%	4/15/23	10,000	10,239
	Toll Brothers Finance Corp.	4.875%	11/15/25	9,595	10,350
	Toll Brothers Finance Corp.	4.875%	3/15/27	68,200	73,978
	Toll Brothers Finance Corp.	3.800%	11/1/29	56,775	58,566
	Under Armour Inc.	3.250%	6/15/26	66,860	65,734
[2]	William Carter Co.	5.500%	5/15/25	8,785	9,100
[2]	William Carter Co.	5.625%	3/15/27	12,968	13,321
[2]	Williams Scotsman International Inc.	4.625%	8/15/28	5,695	5,761
[2]	Wolverine World Wide Inc.	4.000%	8/15/29	10,000	9,598
[2]	WW International Inc.	4.500%	4/15/29	70,400	62,534
[6,7,8]	WW International Inc. Bank Loan, 1M USD LIBOR + 3.500%	4.000%	4/13/28	40,365	38,912
[2]	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.500%	3/1/25	70,661	71,015
[2]	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.250%	5/15/27	27,615	27,224
[2]	Wynn Macau Ltd.	5.500%	1/15/26	10,000	9,419
[2]	Wynn Macau Ltd.	5.125%	12/15/29	25,500	22,881
[2]	Yum! Brands Inc.	7.750%	4/1/25	5,165	5,410
[2]	Yum! Brands Inc.	4.750%	1/15/30	37,170	38,216
	Yum! Brands Inc.	3.625%	3/15/31	93,497	88,346
					4,337,512
Consumer Staples (3.3%)
	B&G Foods Inc.	5.250%	4/1/25	60,337	60,931
	B&G Foods Inc.	5.250%	9/15/27	58,175	58,932
[2,5]	Bellis Acquisition Co. plc	3.250%	2/16/26	17,494	21,766
[2,3]	Darling Global Finance BV	3.625%	5/15/26	12,945	14,670
[2]	Darling Ingredients Inc.	5.250%	4/15/27	10,305	10,559
[2]	Energizer Holdings Inc.	4.750%	6/15/28	54,462	53,274
[2]	Energizer Holdings Inc.	4.375%	3/31/29	80,760	76,336
[6,7]	Froneri International Ltd. Bank Loan, 1M USD LIBOR + 2.250%	2.355%	1/29/27	30,451	30,025
	Kraft Heinz Foods Co.	5.200%	7/15/45	46,530	53,988
	Kraft Heinz Foods Co.	4.875%	10/1/49	9,730	11,104
[2]	Lamb Weston Holdings Inc.	4.875%	5/15/28	3,090	3,208
[2]	Performance Food Group Inc.	6.875%	5/1/25	6,645	6,933
[2]	Performance Food Group Inc.	5.500%	10/15/27	86,710	88,614
[2]	Performance Food Group Inc.	4.250%	8/1/29	74,047	69,557
[2]	Post Holdings Inc.	5.750%	3/1/27	24,921	25,601
[2]	Post Holdings Inc.	5.625%	1/15/28	90,650	93,057
[2]	Post Holdings Inc.	5.500%	12/15/29	30,690	31,522
[2]	Post Holdings Inc.	4.625%	4/15/30	73,334	70,678
[2]	Post Holdings Inc.	4.500%	9/15/31	100,565	95,691
13

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	TreeHouse Foods Inc.	4.000%	9/1/28	24,473	22,883
[2]	United Natural Foods Inc.	6.750%	10/15/28	24,310	25,793
[2]	US Foods Inc.	4.625%	6/1/30	17,940	17,568
					942,690
Energy (8.3%)
	Apache Corp.	4.625%	11/15/25	8,303	8,675
	Apache Corp.	4.875%	11/15/27	33,350	34,697
	Apache Corp.	4.375%	10/15/28	4,225	4,371
	Apache Corp.	4.250%	1/15/30	24,860	25,173
	Apache Corp.	5.100%	9/1/40	37,550	39,359
	Apache Corp.	5.250%	2/1/42	16,724	18,032
	Apache Corp.	4.250%	1/15/44	1,636	1,577
	Apache Corp.	5.350%	7/1/49	47,762	50,111
[2]	Blue Racer Midstream LLC / Blue Racer Finance Corp.	7.625%	12/15/25	15,055	15,752
[2]	Blue Racer Midstream LLC / Blue Racer Finance Corp.	6.625%	7/15/26	19,310	19,727
[2]	Buckeye Partners LP	4.125%	3/1/25	38,844	38,616
	Buckeye Partners LP	3.950%	12/1/26	20,553	20,529
[2]	Buckeye Partners LP	4.500%	3/1/28	63,068	61,185
	Cheniere Energy Partners LP	4.500%	10/1/29	38,654	39,567
	Continental Resources Inc.	4.375%	1/15/28	54,925	57,984
[2]	Continental Resources Inc.	5.750%	1/15/31	48,530	55,331
	Continental Resources Inc.	4.900%	6/1/44	82,859	87,151
	DCP Midstream Operating LP	3.875%	3/15/23	31,988	32,415
	DCP Midstream Operating LP	5.600%	4/1/44	26,895	31,198
[2]	DT Midstream Inc.	4.125%	6/15/29	54,949	54,292
[2]	DT Midstream Inc.	4.375%	6/15/31	56,125	55,414
	EnLink Midstream Partners LP	4.150%	6/1/25	970	973
	EnLink Midstream Partners LP	4.850%	7/15/26	10,212	10,487
	EnLink Midstream Partners LP	5.050%	4/1/45	30,827	26,445
	EQM Midstream Partners LP	4.750%	7/15/23	6,610	6,684
	EQM Midstream Partners LP	4.000%	8/1/24	13,880	13,847
[2]	EQM Midstream Partners LP	6.000%	7/1/25	56,531	58,507
[2]	EQM Midstream Partners LP	6.500%	7/1/27	61,070	64,238
	EQM Midstream Partners LP	5.500%	7/15/28	15,541	15,734
[2]	EQM Midstream Partners LP	4.500%	1/15/29	34,140	32,594
[2]	EQM Midstream Partners LP	4.750%	1/15/31	68,622	65,653
	EQT Corp.	6.625%	2/1/25	4,855	5,234
	EQT Corp.	3.900%	10/1/27	4,925	4,966
	EQT Corp.	7.500%	2/1/30	23,887	28,431
[2]	EQT Corp.	3.625%	5/15/31	31,073	30,829
[6,7]	NorthRiver Midstream Finance LP Bank Loan, 3M USD LIBOR + 3.250%	3.457%	10/1/25	22,930	22,869
	Occidental Petroleum Corp.	2.700%	2/15/23	5,063	5,082
	Occidental Petroleum Corp.	3.400%	4/15/26	12,500	12,347
	Occidental Petroleum Corp.	3.200%	8/15/26	8,175	8,062
	Occidental Petroleum Corp.	3.000%	2/15/27	9,320	9,016
	Occidental Petroleum Corp.	6.375%	9/1/28	8,265	9,385
	Occidental Petroleum Corp.	3.500%	8/15/29	49,264	48,584
	Occidental Petroleum Corp.	6.125%	1/1/31	23,416	27,044
	Occidental Petroleum Corp.	4.400%	4/15/46	8,420	8,055
	Occidental Petroleum Corp.	4.100%	2/15/47	11,065	10,154
	Occidental Petroleum Corp.	4.200%	3/15/48	4,675	4,356
	Occidental Petroleum Corp.	4.400%	8/15/49	4,525	4,276
14

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Ovintiv Inc.	7.200%	11/1/31	4,457	5,628
	Ovintiv Inc.	7.375%	11/1/31	43,158	55,404
	Ovintiv Inc.	6.500%	8/15/34	25,560	31,770
	Ovintiv Inc.	6.500%	2/1/38	23,025	28,518
	Range Resources Corp.	8.250%	1/15/29	23,160	25,589
[2,8]	Range Resources Corp.	4.750%	2/15/30	10,910	10,921
[2]	Rockies Express Pipeline LLC	4.950%	7/15/29	10,603	10,726
[2]	Rockies Express Pipeline LLC	4.800%	5/15/30	8,522	8,491
[2]	Rockies Express Pipeline LLC	7.500%	7/15/38	28,158	30,481
	Southwestern Energy Co.	5.375%	2/1/29	28,520	29,006
	Southwestern Energy Co.	5.375%	3/15/30	68,570	70,318
	Southwestern Energy Co.	4.750%	2/1/32	13,550	13,538
	Sunoco LP / Sunoco Finance Corp.	6.000%	4/15/27	70,255	72,427
	Sunoco LP / Sunoco Finance Corp.	5.875%	3/15/28	18,335	19,070
	Sunoco LP / Sunoco Finance Corp.	4.500%	5/15/29	31,095	30,474
[2]	Sunoco LP / Sunoco Finance Corp.	4.500%	4/30/30	45,595	44,987
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.375%	2/1/27	5,340	5,478
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.875%	1/15/29	32,470	35,530
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	4.875%	2/1/31	48,850	51,075
[2,10]	Transocean Guardian Ltd.	5.875%	1/15/24	35,458	34,075
[2,10]	Transocean Phoenix 2 Ltd.	7.750%	10/15/24	15,015	15,170
[2,10]	Transocean Pontus Ltd.	6.125%	8/1/25	27,599	27,084
[2,10]	Transocean Proteus Ltd.	6.250%	12/1/24	17,296	17,133
[2]	Venture Global Calcasieu Pass LLC	3.875%	8/15/29	49,475	49,457
[2]	Venture Global Calcasieu Pass LLC	4.125%	8/15/31	61,945	62,407
[2]	Venture Global Calcasieu Pass LLC	3.875%	11/1/33	71,115	70,391
	Western Midstream Operating LP	4.350%	2/1/25	15,585	15,779
	Western Midstream Operating LP	3.950%	6/1/25	14,570	14,918
	Western Midstream Operating LP	4.650%	7/1/26	39,380	41,230
	Western Midstream Operating LP	4.500%	3/1/28	3,250	3,418
	Western Midstream Operating LP	4.750%	8/15/28	7,215	7,656
	Western Midstream Operating LP	5.450%	4/1/44	21,255	23,520
	Western Midstream Operating LP	5.300%	3/1/48	53,203	58,791
	Western Midstream Operating LP	6.500%	2/1/50	63,863	70,067
					2,375,535
Financials (9.0%)
[2]	Acrisure LLC / Acrisure Finance Inc.	4.250%	2/15/29	119,446	112,885
[2]	Acrisure LLC / Acrisure Finance Inc.	6.000%	8/1/29	4,950	4,701
[2]	AerCap Global Aviation Trust	6.500%	6/15/45	125,050	133,464
	Aircastle Ltd.	4.125%	5/1/24	50,000	51,694
[2]	AmWINS Group Inc.	4.875%	6/30/29	9,190	9,016
[6,7,8,9]	Asurion LLC Bank Loan	—%	10/31/25	45,325	45,001
[6,7,8,9]	Asurion LLC Bank Loan	—%	11/30/28	10,225	10,230
[6,7]	Asurion LLC Bank Loan, 1M USD LIBOR + 3.000%	3.105%	11/3/24	97,793	97,274
[6,7,8]	Asurion LLC Bank Loan, 1M USD LIBOR + 3.250%	3.355%	7/31/27	76,756	76,244
[2]	Avolon Holdings Funding Ltd.	5.250%	5/15/24	50,695	53,677
	BNP Paribas SA	6.750%	12/29/49	71,120	71,504
	CIT Group Inc.	5.000%	8/15/22	68,866	70,199
[2]	Compass Group Diversified Holdings LLC	5.250%	4/15/29	21,812	21,665
	Credit Acceptance Corp.	6.625%	3/15/26	3,000	3,092
	Credit Suisse Group AG	6.250%	12/29/49	195,295	205,001
[2]	Enact Holdings Inc.	6.500%	8/15/25	70,125	74,364
15

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	FirstCash Inc.	4.625%	9/1/28	20,000	19,231
[2]	FirstCash Inc.	5.625%	1/1/30	14,410	14,409
[2]	Fly Leasing Ltd.	7.000%	10/15/24	20,132	19,370
[2]	Freedom Mortgage Corp.	8.125%	11/15/24	9,198	9,237
[2]	Freedom Mortgage Corp.	8.250%	4/15/25	44,768	44,744
[2]	Freedom Mortgage Corp.	7.625%	5/1/26	3,152	3,019
[2]	Freedom Mortgage Corp.	6.625%	1/15/27	9,500	8,816
[2]	goeasy Ltd.	4.375%	5/1/26	48,048	47,798
[2]	Home Point Capital Inc.	5.000%	2/1/26	41,874	36,403
[2]	HUB International Ltd.	5.625%	12/1/29	32,265	31,982
[6,7]	HUB International Ltd. Bank Loan, 3M USD LIBOR + 3.250%	4.000%	11/30/24	13,296	13,266
	ING Groep NV	6.875%	12/29/49	84,910	85,756
[2]	Intesa Sanpaolo SpA	5.017%	6/26/24	43,740	45,540
[2]	Intesa Sanpaolo SpA	5.710%	1/15/26	110,000	118,612
[2]	LD Holdings Group LLC	6.500%	11/1/25	15,880	15,064
[2]	LD Holdings Group LLC	6.125%	4/1/28	7,585	6,760
	MGIC Investment Corp.	5.750%	8/15/23	23,315	24,436
	MGIC Investment Corp.	5.250%	8/15/28	23,805	24,593
[2]	Nationstar Mortgage Holdings Inc.	5.125%	12/15/30	123,360	115,823
	Navient Corp.	5.500%	1/25/23	43,440	44,353
	Navient Corp.	7.250%	9/25/23	9,039	9,555
	Navient Corp.	6.750%	6/15/26	1,460	1,546
	Navient Corp.	4.875%	3/15/28	15,026	14,371
	Navient Corp.	5.500%	3/15/29	82,555	80,666
	Navient Corp.	5.625%	8/1/33	10,626	9,517
	OneMain Finance Corp.	8.250%	10/1/23	12,466	13,606
	OneMain Finance Corp.	6.125%	3/15/24	24,420	25,579
	OneMain Finance Corp.	7.125%	3/15/26	109,246	120,154
	OneMain Finance Corp.	3.500%	1/15/27	20,735	19,720
	OneMain Finance Corp.	3.875%	9/15/28	58,650	54,767
	OneMain Finance Corp.	4.000%	9/15/30	48,500	45,213
[2]	Park Aerospace Holdings Ltd.	5.500%	2/15/24	20,000	21,199
[2]	PennyMac Financial Services Inc.	5.375%	10/15/25	62,863	62,331
[2]	PennyMac Financial Services Inc.	4.250%	2/15/29	64,300	58,113
[2]	PennyMac Financial Services Inc.	5.750%	9/15/31	19,390	18,563
	Radian Group Inc.	4.500%	10/1/24	73,175	75,303
	Radian Group Inc.	6.625%	3/15/25	10,000	10,781
	Radian Group Inc.	4.875%	3/15/27	36,000	37,358
	SLM Corp.	3.125%	11/2/26	16,925	16,297
[6,7,8]	Trans Union LLC Bank Loan, 1M USD LIBOR + 2.500%	2.750%	10/31/27	78,696	78,321
[2]	United Wholesale Mortgage LLC	5.500%	11/15/25	17,200	16,677
[2]	United Wholesale Mortgage LLC	5.750%	6/15/27	24,350	23,040
[2]	United Wholesale Mortgage LLC	5.500%	4/15/29	10,000	9,153
					2,591,053
Health Care (11.1%)
[2]	180 Medical Inc.	3.875%	10/15/29	4,805	4,704
[2]	Acadia Healthcare Co. Inc.	5.500%	7/1/28	38,630	39,245
[2]	Acadia Healthcare Co. Inc.	5.000%	4/15/29	37,507	37,041
[2,3]	Avantor Funding Inc.	2.625%	11/1/25	76,630	86,656
[2]	Avantor Funding Inc.	4.625%	7/15/28	102,390	102,784
[2]	Bausch Health Americas Inc.	9.250%	4/1/26	17,325	17,883
[2]	Bausch Health Americas Inc.	8.500%	1/31/27	60,700	61,387
[2]	Bausch Health Cos. Inc.	6.125%	4/15/25	106,354	108,478
16

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Bausch Health Cos. Inc.	5.500%	11/1/25	51,675	52,093
[2]	Bausch Health Cos. Inc.	9.000%	12/15/25	20,158	21,092
[2,8]	Bausch Health Cos. Inc.	6.125%	2/1/27	17,075	17,127
[2]	Bausch Health Cos. Inc.	5.750%	8/15/27	12,790	12,833
[2]	Bausch Health Cos. Inc.	7.000%	1/15/28	18,060	16,187
[2]	Bausch Health Cos. Inc.	5.000%	1/30/28	43,125	36,345
[2]	Bausch Health Cos. Inc.	4.875%	6/1/28	33,380	31,733
[2]	Bausch Health Cos. Inc.	7.250%	5/30/29	1,940	1,741
[2]	Bausch Health Cos. Inc.	5.250%	1/30/30	65,205	52,555
[2,3]	CAB SELAS	3.375%	2/1/28	43,453	47,426
[3]	CAB SELAS	3.375%	2/1/28	24,950	27,231
[2]	Catalent Pharma Solutions Inc.	5.000%	7/15/27	21,270	21,780
[2,3]	Catalent Pharma Solutions Inc.	2.375%	3/1/28	45,735	49,433
[2]	Catalent Pharma Solutions Inc.	3.125%	2/15/29	12,215	11,421
[2]	Catalent Pharma Solutions Inc.	3.500%	4/1/30	38,905	36,469
	Centene Corp.	4.250%	12/15/27	80,915	83,221
	Centene Corp.	4.625%	12/15/29	41,455	43,071
	Centene Corp.	3.000%	10/15/30	18,435	17,895
[2]	Charles River Laboratories International Inc.	4.250%	5/1/28	43,614	43,366
[2]	Charles River Laboratories International Inc.	3.750%	3/15/29	24,860	23,987
[2]	Charles River Laboratories International Inc.	4.000%	3/15/31	22,050	21,234
[2]	CHS/Community Health Systems Inc.	6.625%	2/15/25	33,710	34,894
[2]	CHS/Community Health Systems Inc.	5.625%	3/15/27	54,665	55,098
[2]	CHS/Community Health Systems Inc.	6.000%	1/15/29	21,435	21,794
[2,8]	CHS/Community Health Systems Inc.	5.250%	5/15/30	44,365	44,164
[2]	CHS/Community Health Systems Inc.	4.750%	2/15/31	38,895	37,237
[2]	Grifols Escrow Issuer SA	4.750%	10/15/28	23,180	23,090
[2,3]	Grifols SA	1.625%	2/15/25	27,965	30,849
[2,3]	Grifols SA	2.250%	11/15/27	42,955	46,894
	HCA Inc.	5.875%	5/1/23	59,861	62,493
	HCA Inc.	5.375%	2/1/25	31,390	33,449
	HCA Inc.	7.690%	6/15/25	4,510	5,145
	HCA Inc.	5.875%	2/15/26	110,595	120,592
	HCA Inc.	5.625%	9/1/28	12,585	14,016
	HCA Inc.	5.875%	2/1/29	39,095	44,177
	HCA Inc.	3.500%	9/1/30	178,580	178,208
[2]	Hologic Inc.	3.250%	2/15/29	48,275	45,749
[6,7]	ICON Luxembourg Sarl Bank Loan, 3M USD LIBOR + 2.250%	2.750%	7/3/28	21,082	21,012
[6,7]	ICON Luxembourg Sarl Bank Loan, 3M USD LIBOR + 2.250%	2.750%	7/3/28	5,253	5,235
[2]	IQVIA Inc.	5.000%	10/15/26	46,310	47,372
[2]	IQVIA Inc.	5.000%	5/15/27	99,992	102,244
[2,3]	IQVIA Inc.	2.250%	1/15/28	41,670	45,769
[2,3]	IQVIA Inc.	2.875%	6/15/28	61,595	69,116
[2]	Jazz Securities DAC	4.375%	1/15/29	55,260	54,671
[6,7]	Medline Industries Inc. Bank Loan, 1M USD LIBOR + 3.250%	3.750%	10/31/27	132,575	131,995
[2]	Mozart Debt Merger Sub Inc.	3.875%	4/1/29	215,210	207,345
[2]	Mozart Debt Merger Sub Inc.	5.250%	10/1/29	125,216	121,773
[2]	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	4.125%	4/30/28	109,270	107,994
[2]	Organon & Co. / Organon Foreign Debt Co.-Issuer BV	5.125%	4/30/31	36,240	36,227
[2]	Par Pharmaceutical Inc.	7.500%	4/1/27	24,913	25,068
[2]	Prestige Brands Inc.	3.750%	4/1/31	8,723	7,931
[2]	Teleflex Inc.	4.250%	6/1/28	31,312	31,158
	Tenet Healthcare Corp.	4.625%	7/15/24	3,978	3,993
17

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Tenet Healthcare Corp.	4.625%	9/1/24	27,250	27,612
[2]	Tenet Healthcare Corp.	7.500%	4/1/25	13,440	14,009
[2]	Tenet Healthcare Corp.	4.875%	1/1/26	8,930	8,972
[2]	Tenet Healthcare Corp.	4.625%	6/15/28	8,020	7,960
	Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	7,370	7,360
	Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	94,130	86,335
	Teva Pharmaceutical Finance Netherlands III BV	6.750%	3/1/28	75,000	79,584
					3,175,002
Industrials (6.3%)
[2]	APX Group Inc.	5.750%	7/15/29	22,065	20,683
[6,7,8]	APX Group Inc. Bank Loan, 1M USD LIBOR + 3.500%	4.000%	7/10/28	59,908	59,784
[2]	Aramark Services Inc.	5.000%	4/1/25	54,020	54,724
[2]	Aramark Services Inc.	5.000%	2/1/28	28,132	27,924
[2]	Ashtead Capital Inc.	4.375%	8/15/27	46,175	47,650
[2]	Brand Industrial Services Inc.	8.500%	7/15/25	118,790	112,779
[6,7]	Brown Group Holding LLC Bank Loan, 3M USD LIBOR + 2.500%	3.000%	6/7/28	96,371	95,768
[2]	BWX Technologies Inc.	4.125%	6/30/28	29,906	29,464
[2]	BWX Technologies Inc.	4.125%	4/15/29	53,005	52,365
[2]	Clean Harbors Inc.	4.875%	7/15/27	47,390	48,593
[2]	Clean Harbors Inc.	5.125%	7/15/29	25,851	26,949
[6,7]	Core & Main LP Bank Loan, 1M USD LIBOR + 2.500%	2.608%	7/27/28	9,126	9,085
[2]	Covanta Holding Corp.	4.875%	12/1/29	21,275	21,194
[2]	First Student Bidco Inc. / First Transit Parent Inc.	4.000%	7/31/29	89,477	84,757
[2]	Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.	5.750%	1/20/26	49,980	51,096
[2]	Herc Holdings Inc.	5.500%	7/15/27	197,742	203,453
[2,3]	Loxam SAS	4.250%	4/15/24	5,520	6,167
[3]	Loxam SAS	2.875%	4/15/26	19,380	20,898
[3]	Loxam SAS	3.750%	7/15/26	28,820	31,680
[2]	Mueller Water Products Inc.	4.000%	6/15/29	6,225	6,126
[2,3]	Q-Park Holding I BV	1.500%	3/1/25	37,130	39,449
[2,3]	Q-Park Holding I BV	2.000%	3/1/27	45,245	46,698
[2]	Sensata Technologies BV	4.875%	10/15/23	10,000	10,250
[2]	Sensata Technologies BV	5.625%	11/1/24	19,290	20,609
[2]	Sensata Technologies BV	5.000%	10/1/25	52,750	55,584
[2]	Sensata Technologies Inc.	4.375%	2/15/30	12,765	12,757
[2]	Sensata Technologies Inc.	3.750%	2/15/31	61,723	58,017
[2]	Spirit AeroSystems Inc.	5.500%	1/15/25	24,250	24,919
[2]	Stericycle Inc.	3.875%	1/15/29	8,425	8,025
[2,3]	TK Elevator Midco GmbH	4.375%	7/15/27	8,900	10,089
[2]	TK Elevator US Newco Inc.	5.250%	7/15/27	57,081	57,781
[2]	TransDigm Inc.	6.250%	3/15/26	20,000	20,683
	TransDigm Inc.	5.500%	11/15/27	3,000	3,020
	TransDigm Inc.	4.625%	1/15/29	8,202	7,789
[2]	United Airlines Inc.	4.375%	4/15/26	9,000	8,936
[2]	United Airlines Inc.	4.625%	4/15/29	20,230	20,106
	United Rentals North America Inc.	5.500%	5/15/27	76,330	78,990
	United Rentals North America Inc.	4.875%	1/15/28	71,121	73,278
	United Rentals North America Inc.	5.250%	1/15/30	24,410	25,642
	United Rentals North America Inc.	4.000%	7/15/30	57,240	56,412
	United Rentals North America Inc.	3.875%	2/15/31	48,454	47,176
	United Rentals North America Inc.	3.750%	1/15/32	56,825	54,868
18

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,3]	Verisure Holding AB	3.250%	2/15/27	33,594	36,587
[2,3]	Verisure Midholding AB	5.250%	2/15/29	7,557	8,387
[2]	WESCO Distribution Inc.	7.125%	6/15/25	10,000	10,469
					1,807,660
Materials (7.2%)
[2]	ARD Finance SA	6.500%	6/30/27	18,990	19,237
[2]	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc	3.250%	9/1/28	42,625	40,486
[2]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	4.125%	8/15/26	51,375	50,977
[2,5]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	4.750%	7/15/27	5,520	7,229
[2]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	8/15/27	42,453	41,447
[2]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	8/15/27	80,280	78,357
[3]	Ball Corp.	1.500%	3/15/27	68,205	76,105
[2]	Berry Global Inc.	4.500%	2/15/26	36,204	36,363
[2]	Berry Global Inc.	4.875%	7/15/26	53,380	54,754
[2]	Berry Global Inc.	5.625%	7/15/27	7,055	7,269
	Cemex SAB de CV	7.375%	6/5/27	17,810	19,433
[2]	Cemex SAB de CV	5.450%	11/19/29	2,000	2,074
	Cemex SAB de CV	5.450%	11/19/29	18,910	19,595
[2]	Cemex SAB de CV	3.875%	7/11/31	45,620	43,301
	Chemours Co.	5.375%	5/15/27	31,740	32,650
[2]	Chemours Co.	4.625%	11/15/29	25,000	23,813
	Commercial Metals Co.	4.875%	5/15/23	6,540	6,712
	Commercial Metals Co.	5.375%	7/15/27	20,685	21,625
	Commercial Metals Co.	4.125%	1/15/30	14,115	13,991
	Commercial Metals Co.	3.875%	2/15/31	4,660	4,456
	Commercial Metals Co.	4.375%	3/15/32	16,060	15,982
[2]	Constellium SE	5.875%	2/15/26	19,025	19,240
[2]	Constellium SE	5.625%	6/15/28	11,954	12,345
[2]	Constellium SE	3.750%	4/15/29	27,650	26,147
	Crown Americas LLC / Crown Americas Capital Corp. V	4.250%	9/30/26	16,434	17,084
	Crown Americas LLC / Crown Americas Capital Corp. VI	4.750%	2/1/26	20,130	20,548
[2,3]	Crown European Holdings SA	2.875%	2/1/26	51,200	59,736
[2]	Diamond BC BV	4.625%	10/1/29	13,745	12,922
[2]	Flex Acquisition Co. Inc.	6.875%	1/15/25	127,475	127,570
[2]	Flex Acquisition Co. Inc.	7.875%	7/15/26	33,275	34,324
	Graphic Packaging International LLC	4.125%	8/15/24	23,440	24,400
[2]	Graphic Packaging International LLC	4.750%	7/15/27	7,870	8,284
[2]	Graphic Packaging International LLC	3.500%	3/15/28	74,555	71,730
[2]	Graphic Packaging International LLC	3.500%	3/1/29	17,280	16,515
[2]	Graphic Packaging International LLC	3.750%	2/1/30	18,085	17,376
[2]	Novelis Corp.	3.250%	11/15/26	24,245	23,536
[2]	Novelis Corp.	4.750%	1/30/30	51,958	51,851
[2]	Novelis Corp.	3.875%	8/15/31	24,990	23,565
[2]	OCI NV	4.625%	10/15/25	22,514	23,093
	Olin Corp.	5.125%	9/15/27	61,215	62,469
	Olin Corp.	5.625%	8/1/29	56,960	59,734
	Olin Corp.	5.000%	2/1/30	35,955	36,660
[2]	Owens-Brockway Glass Container Inc.	5.875%	8/15/23	73,920	76,304
[2]	Owens-Brockway Glass Container Inc.	5.375%	1/15/25	29,319	30,418
19

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Owens-Brockway Glass Container Inc.	6.375%	8/15/25	42,000	44,628
[2]	Owens-Brockway Glass Container Inc.	6.625%	5/13/27	42,690	44,804
[2]	Sealed Air Corp.	4.000%	12/1/27	8,853	8,929
	Silgan Holdings Inc.	4.750%	3/15/25	4,222	4,240
	Silgan Holdings Inc.	4.125%	2/1/28	14,225	14,283
[3]	Silgan Holdings Inc.	2.250%	6/1/28	43,070	46,999
[2]	Standard Industries Inc.	5.000%	2/15/27	23,785	23,939
[2]	Standard Industries Inc.	4.750%	1/15/28	26,914	26,682
[2]	Standard Industries Inc.	4.375%	7/15/30	107,750	103,167
[2]	Standard Industries Inc.	3.375%	1/15/31	119,950	109,185
[6,7]	Starfruit Finco BV Bank Loan, 1M USD LIBOR + 3.000%	3.105%	10/1/25	15,715	15,597
[2,3]	Trivium Packaging Finance BV	3.750%	8/15/26	6,095	6,793
[2]	Trivium Packaging Finance BV	5.500%	8/15/26	59,455	60,199
[2]	Trivium Packaging Finance BV	8.500%	8/15/27	1,178	1,215
[2]	Tronox Inc.	4.625%	3/15/29	72,717	70,223
[2]	Valvoline Inc.	3.625%	6/15/31	4,690	4,304
					2,056,894
Real Estate (1.3%)
	GLP Capital LP / GLP Financing II Inc.	5.250%	6/1/25	5,000	5,367
	GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	27,875	30,133
[2]	Iron Mountain Inc.	4.875%	9/15/27	26,970	27,072
[2]	Iron Mountain Inc.	4.875%	9/15/29	67,770	66,930
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	5.625%	5/1/24	5,000	5,291
	Service Properties Trust	4.500%	3/15/25	1,582	1,502
	Service Properties Trust	7.500%	9/15/25	4,808	5,067
	Service Properties Trust	5.250%	2/15/26	6,650	6,372
	Service Properties Trust	4.750%	10/1/26	33,592	31,198
	Service Properties Trust	4.950%	2/15/27	9,445	8,787
	Service Properties Trust	5.500%	12/15/27	38,399	37,940
	Service Properties Trust	3.950%	1/15/28	18,540	16,308
	Service Properties Trust	4.950%	10/1/29	2,884	2,603
	Service Properties Trust	4.375%	2/15/30	17,714	15,302
[2]	VICI Properties LP / VICI Note Co. Inc.	4.250%	12/1/26	79,048	79,845
[2]	VICI Properties LP / VICI Note Co. Inc.	3.750%	2/15/27	15,724	15,584
[2]	VICI Properties LP / VICI Note Co. Inc.	4.625%	12/1/29	23,225	23,922
					379,223
Technology (11.6%)
[6,7,8,9]	Athenahealth Inc. Bank Loan	—%	1/26/29	50,030	49,780
[2]	Black Knight InfoServ LLC	3.625%	9/1/28	69,188	66,326
[2]	Booz Allen Hamilton Inc.	3.875%	9/1/28	10,820	10,637
[2]	Booz Allen Hamilton Inc.	4.000%	7/1/29	14,295	14,131
	CDK Global Inc.	5.000%	10/15/24	6,015	6,451
	CDK Global Inc.	4.875%	6/1/27	39,837	40,924
[2]	CDK Global Inc.	5.250%	5/15/29	46,725	48,606
	CDW LLC / CDW Finance Corp.	5.500%	12/1/24	12,007	12,683
	CDW LLC / CDW Finance Corp.	4.125%	5/1/25	61,233	62,012
	CDW LLC / CDW Finance Corp.	4.250%	4/1/28	77,724	77,042
	CDW LLC / CDW Finance Corp.	3.250%	2/15/29	101,684	96,862
[2]	Change Healthcare Holdings LLC / Change Healthcare Finance Inc.	5.750%	3/1/25	111,020	111,369
[6,7,8]	Dun & Bradstreet Corp. Bank Loan, 1M USD LIBOR + 3.250%	3.358%	2/6/26	131,314	130,685
[2]	Entegris Inc.	4.375%	4/15/28	67,165	66,881
20

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Entegris Inc.	3.625%	5/1/29	20,155	19,295
[2]	Fair Isaac Corp.	4.000%	6/15/28	27,430	27,313
[2]	Gartner Inc.	3.625%	6/15/29	18,960	18,370
[2]	Gartner Inc.	3.750%	10/1/30	44,640	43,292
[2]	II-VI Inc.	5.000%	12/15/29	23,595	23,544
[2]	Imola Merger Corp.	4.750%	5/15/29	242,905	236,402
	Microchip Technology Inc.	4.250%	9/1/25	45,630	47,021
[2,8]	Minerva Merger Sub Inc.	6.500%	2/15/30	65,680	65,393
[2]	MSCI Inc.	4.000%	11/15/29	58,180	58,564
[2]	MSCI Inc.	3.625%	9/1/30	10,965	10,758
[2]	Nielsen Finance LLC / Nielsen Finance Co.	4.500%	7/15/29	83,775	78,100
[2]	Nielsen Finance LLC / Nielsen Finance Co.	4.750%	7/15/31	72,575	67,651
	Nokia of America Corp.	6.500%	1/15/28	56,315	59,429
	Nokia of America Corp.	6.450%	3/15/29	88,747	94,845
	Nokia OYJ	4.375%	6/12/27	59,355	61,605
	Nokia OYJ	6.625%	5/15/39	129,409	164,357
	NortonLifeLock Inc.	3.950%	6/15/22	11,455	11,461
[2]	NortonLifeLock Inc.	5.000%	4/15/25	132,140	132,619
[2]	Open Text Corp.	3.875%	2/15/28	99,067	97,390
[2]	Open Text Corp.	3.875%	12/1/29	24,620	23,631
[2]	Open Text Holdings Inc.	4.125%	2/15/30	95,210	93,083
[2]	Open Text Holdings Inc.	4.125%	12/1/31	30,015	29,006
[6,7,8]	Peraton Corp. Bank Loan, 1M USD LIBOR + 3.750%	4.500%	2/1/28	59,874	59,780
[2]	Presidio Holdings Inc.	4.875%	2/1/27	93,939	95,877
[2]	Presidio Holdings Inc.	8.250%	2/1/28	54,820	57,992
[2]	PTC Inc.	3.625%	2/15/25	18,000	18,060
[2]	PTC Inc.	4.000%	2/15/28	20,370	20,242
	Qorvo Inc.	4.375%	10/15/29	78,508	81,157
[2]	Qorvo Inc.	3.375%	4/1/31	47,892	46,768
[2]	Square Inc.	2.750%	6/1/26	57,887	56,144
[6,7]	SS&C European Holdings Sarl Bank Loan, 1M USD LIBOR + 1.750%	1.855%	4/16/25	14,993	14,803
[2]	SS&C Technologies Inc.	5.500%	9/30/27	147,721	152,733
[6,7]	SS&C Technologies Inc. Bank Loan, 1M USD LIBOR + 1.750%	1.855%	4/16/25	18,173	17,975
[6,7]	SS&C Technologies Inc. Bank Loan, 1M USD LIBOR + 1.750%	1.856%	4/16/25	18,469	18,231
	Western Digital Corp.	4.750%	2/15/26	113,443	119,124
	Xerox Corp.	4.375%	3/15/23	70,356	71,344
	Xerox Corp.	4.800%	3/1/35	29,269	27,386
	Xerox Corp.	6.750%	12/15/39	39,756	41,400
[2]	Xerox Holdings Corp.	5.000%	8/15/25	5,145	5,227
[2]	Xerox Holdings Corp.	5.500%	8/15/28	158,030	159,274
					3,321,035
Utilities (1.6%)
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.625%	5/20/24	46,910	48,437
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.500%	5/20/25	21,659	22,372
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.875%	8/20/26	46,910	49,600
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.750%	5/20/27	41,391	43,837
[2]	Clearway Energy Operating LLC	4.750%	3/15/28	18,731	19,258
[2]	Clearway Energy Operating LLC	3.750%	2/15/31	81,950	77,321
[2]	Clearway Energy Operating LLC	3.750%	1/15/32	16,020	15,151
[2]	NextEra Energy Operating Partners LP	4.250%	7/15/24	33,229	34,204
[2]	NextEra Energy Operating Partners LP	4.250%	9/15/24	3,532	3,649
[2]	NextEra Energy Operating Partners LP	3.875%	10/15/26	104,720	105,662
21

High-Yield Corporate Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	NextEra Energy Operating Partners LP	4.500%	9/15/27	24,185	24,516
[2]	Suburban Propane Partners LP / Suburban Energy Finance Corp.	5.000%	6/1/31	19,605	19,345
					463,352
Total Corporate Bonds (Cost $26,498,273)					26,455,675
Temporary Cash Investments (3.9%)
Repurchase Agreements (2.7%)
	Bank of America Securities LLC (Dated 1/31/22, Repurchase Value $92,500,000, collateralized by Ginnie Mae 2.500%, 1/20/52, with a value of $94,350,000)	0.050%	2/1/22	92,500	92,500
	Credit Agricole Securities (USA) Inc. (Dated 1/31/22, Repurchase Value $128,600,000, collateralized by U.S. Treasury Note/Bond 2.000%, 2/15/50, with a value of $131,172,000)	0.050%	2/1/22	128,600	128,600
	JP Morgan Securities LLC (Dated 1/31/22, Repurchase Value $133,100,000, collateralized by U.S. Treasury Bill 0.000%, 2/1/22, with a value of $135,762,000)	0.050%	2/1/22	133,100	133,100
	RBC Capital Markets LLC (Dated 1/31/22, Repurchase Value $174,000,000, collateralized by Freddie Mac 3.000%, 8/1/51, Fannie Mae 2.000%–4.500%, 6/1/44–1/1/52, and U.S. Treasury Note/Bond 2.125%–2.375, 4/30/26–5/31/26, with a value of $177,480,000)	0.050%	2/1/22	174,000	174,000
	TD Securities (USA) LLC (Dated 1/31/22, Repurchase Value $246,000,000, collateralized by Freddie Mac 2.500%–3.000%, 7/1/51–1/1/52, with a value of $250,920,000)	0.050%	2/1/22	246,000	246,000
					774,200
22

High-Yield Corporate Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (1.2%)
United States Treasury Bill	0.086%–0.092%	3/31/22	350,000	349,941
Total Temporary Cash Investments (Cost $1,124,148)				1,124,141
Total Investments (100.2%) (Cost $28,727,278)				28,681,363
Other Assets and Liabilities—Net (-0.2%)				(58,628)
Net Assets (100%)				28,622,735
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $4,600,000 have been segregated as collateral for open forward currency contracts.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2022, the aggregate value was $15,803,365,000, representing 55.2% of net assets.
3	Face amount denominated in euro.
4	Face amount denominated in Canadian dollars.
5	Face amount denominated in British pounds.
6	Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At January 31, 2022 the aggregate value of these securities was $1,417,362,000, representing 5.0% of net assets.
7	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
8	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2022.
9	Represents an unsettled loan as of January 31, 2022. The coupon rate is not known until the settlement date.
10	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
1M—1-month.
3M—3-month.
6M—6-month.
LIBOR—London Interbank Offered Rate.
USD—U.S. dollar.

Derivative Financial Instruments Outstanding as of Period End

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Goldman Sachs International	2/28/22	USD	76,842	CAD	97,435	192	—
Toronto-Dominion Bank	2/28/22	USD	1,167,814	EUR	1,030,957	8,937	—
Barclays Bank plc	2/28/22	USD	4,227	EUR	3,729	35	—
Citibank, N.A.	2/28/22	USD	1,101	EUR	970	11	—
Barclays Bank plc	2/28/22	USD	80,460	GBP	59,664	233	—
						9,408	—
CAD—Canadian dollar.
EUR—euro.
GBP—British pound.
USD—U.S. dollar.

23

High-Yield Corporate Fund
Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)		Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
CDX-NA-HY-S37-V1	12/21/26	USD	325,000	5.000	23,534	(2,581)
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At January 31, 2022, the counterparties had deposited in segregated accounts cash of $13,470,000 in connection with open forward currency contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
24

High-Yield Corporate Fund
Statement of Assets and Liabilities
As of January 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Unaffiliated Issuers (Cost $28,727,278)	28,681,363
Investment in Vanguard	954
Cash	10,804
Cash Collateral Pledged—Centrally Cleared Swap Contracts	24,449
Foreign Currency, at Value (Cost $86,695)	86,885
Receivables for Investment Securities Sold	35,049
Receivables for Accrued Income	320,201
Receivables for Capital Shares Issued	19,985
Variation Margin Receivable—Centrally Cleared Swap Contracts	175
Unrealized Appreciation—Forward Currency Contracts	9,408
Total Assets	29,189,273
Liabilities
Payables for Investment Securities Purchased	491,042
Payables to Investment Advisor	2,117
Payables for Capital Shares Redeemed	51,401
Payables for Distributions	20,542
Payables to Vanguard	1,436
Total Liabilities	566,538
Net Assets	28,622,735
At January 31, 2022, net assets consisted of:

Paid-in Capital	29,257,349
Total Distributable Earnings (Loss)	(634,614)
Net Assets	28,622,735

Investor Shares—Net Assets
Applicable to 626,030,102 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,611,816
Net Asset Value Per Share—Investor Shares	$5.77

Admiral Shares—Net Assets
Applicable to 4,335,101,161 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	25,010,919
Net Asset Value Per Share—Admiral Shares	$5.77

See accompanying Notes, which are an integral part of the Financial Statements.
25

High-Yield Corporate Fund
Statement of Operations

Year Ended January 31, 2022
($000)
Investment Income
Income
Dividends	4,237
Interest[1]	1,235,555
Total Income	1,239,792
Expenses
Investment Advisory Fees—Note B	8,434
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,162
Management and Administrative—Admiral Shares	23,740
Marketing and Distribution—Investor Shares	383
Marketing and Distribution—Admiral Shares	1,293
Custodian Fees	166
Auditing Fees	37
Shareholders’ Reports—Investor Shares	96
Shareholders’ Reports—Admiral Shares	278
Trustees’ Fees and Expenses	21
Total Expenses	41,610
Net Investment Income	1,198,182
Realized Net Gain (Loss)
Investment Securities Sold	202,669
Swap Contracts	81,209
Forward Currency Contracts	101,060
Foreign Currencies	(8,723)
Realized Net Gain (Loss)	376,215
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,252,372)
Swap Contracts	(48,151)
Forward Currency Contracts	6,372
Foreign Currencies	(18)
Change in Unrealized Appreciation (Depreciation)	(1,294,169)
Net Increase (Decrease) in Net Assets Resulting from Operations	280,228
1	Interest is net of foreign withholding taxes of $339,000.

See accompanying Notes, which are an integral part of the Financial Statements.
26

High-Yield Corporate Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,198,182	1,205,693
Realized Net Gain (Loss)	376,215	(617,006)
Change in Unrealized Appreciation (Depreciation)	(1,294,169)	695,006
Net Increase (Decrease) in Net Assets Resulting from Operations	280,228	1,283,693
Distributions
Investor Shares	(156,416)	(176,641)
Admiral Shares	(1,064,431)	(1,088,594)
Total Distributions	(1,220,847)	(1,265,235)
Capital Share Transactions
Investor Shares	(147,124)	(201,354)
Admiral Shares	1,036,017	2,054,072
Net Increase (Decrease) from Capital Share Transactions	888,893	1,852,718
Total Increase (Decrease)	(51,726)	1,871,176
Net Assets
Beginning of Period	28,674,461	26,803,285
End of Period	28,622,735	28,674,461

See accompanying Notes, which are an integral part of the Financial Statements.
27

High-Yield Corporate Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$5.96	$5.94	$5.67	$5.91	$5.86
Investment Operations
Net Investment Income[1]	.238	.259	.302	.317	.309
Net Realized and Unrealized Gain (Loss) on Investments	(.185)	.034	.278	(.230)	.048
Total from Investment Operations	.053	.293	.580	.087	.357
Distributions
Dividends from Net Investment Income	(.243)	(.273)	(.310)	(.327)	(.307)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.243)	(.273)	(.310)	(.327)	(.307)
Net Asset Value, End of Period	$5.77	$5.96	$5.94	$5.67	$5.91
Total Return[2]	0.84%	5.22%	10.45%	1.61%	6.19%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,612	$3,877	$4,102	$3,557	$4,146
Ratio of Total Expenses to Average Net Assets	0.23%	0.23%	0.23%	0.23%	0.23%
Ratio of Net Investment Income to Average Net Assets	4.00%	4.51%	5.16%	5.55%	5.20%
Portfolio Turnover Rate	31%	38%	28%	21%	27%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.
28

High-Yield Corporate Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$5.96	$5.94	$5.67	$5.91	$5.86
Investment Operations
Net Investment Income[1]	.244	.265	.308	.323	.314
Net Realized and Unrealized Gain (Loss) on Investments	(.185)	.033	.278	(.230)	.049
Total from Investment Operations	.059	.298	.586	.093	.363
Distributions
Dividends from Net Investment Income	(.249)	(.278)	(.316)	(.333)	(.313)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.249)	(.278)	(.316)	(.333)	(.313)
Net Asset Value, End of Period	$5.77	$5.96	$5.94	$5.67	$5.910
Total Return[2]	0.94%	5.32%	10.55%	1.71%	6.29%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$25,011	$24,798	$22,701	$19,285	$20,721
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	4.10%	4.60%	5.26%	5.65%	5.30%
Portfolio Turnover Rate	31%	38%	28%	21%	27%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.
29

High-Yield Corporate Fund
Notes to Financial Statements
Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Certain of the fund’s investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposure. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency
30

High-Yield Corporate Fund
contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended January 31, 2022, the fund’s average investment in forward currency contracts represented 5% of net assets, based on the average of the notional amounts at each quarter-end during the period.
4. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation
31

High-Yield Corporate Fund
(depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
During the year ended January 31, 2022, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master
32

High-Yield Corporate Fund
repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
33

High-Yield Corporate Fund
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2022, the investment advisory fee represented an effective annual rate of 0.03% of the fund’s average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2022, the fund had contributed to Vanguard capital in the amount of $954,000, representing less than 0.01% of the fund’s net assets and 0.38% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
34

High-Yield Corporate Fund
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	1,101,547	—	1,101,547
Corporate Bonds	—	26,455,675	—	26,455,675
Temporary Cash Investments	—	1,124,141	—	1,124,141
Total	—	28,681,363	—	28,681,363
Derivative Financial Instruments
Assets
Forward Currency Contracts	—	9,408	—	9,408
Liabilities
Swap Contracts	2,581[1]	—	—	2,581
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	At January 31, 2022, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Unrealized Appreciation—Forward Currency Contracts	9,408	—	9,408
Total Assets	9,408	—	9,408

Unrealized Depreciation—Centrally Cleared Swap Contracts[1]	—	2,581	2,581
Total Liabilities	—	2,581	2,581
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2022, were:
Realized Net Gain (Loss) on Derivatives	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Swap Contracts	—	81,209	81,209
Forward Currency Contracts	101,060	—	101,060
Realized Net Gain (Loss) on Derivatives	101,060	81,209	182,269
Change in Unrealized Appreciation (Depreciation) on Derivatives
Swap Contracts	—	(48,151)	(48,151)
35

High-Yield Corporate Fund
Change in Unrealized Appreciation (Depreciation) on Derivatives	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Forward Currency Contracts	6,372	—	6,372
Change in Unrealized Appreciation (Depreciation) on Derivatives	6,372	(48,151)	(41,779)
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; the recognition of gain or loss from foreign currency hedges; and the treatment of amortization adjustmments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	24,855
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(603,648)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(35,279)
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	1,220,847	1,265,235
Long-Term Capital Gains	—	—
Total	1,220,847	1,265,235
*	Includes short-term capital gains, if any.
36

High-Yield Corporate Fund
As of January 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	28,712,308
Gross Unrealized Appreciation	566,075
Gross Unrealized Depreciation	(601,544)
Net Unrealized Appreciation (Depreciation)	(35,469)
G.	During the year ended January 31, 2022, the fund purchased $9,226,657,000 of investment securities and sold $7,730,138,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $861,225,000 and $750,000,000, respectively.
H.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	967,937	162,449	1,375,590	239,476
Issued in Lieu of Cash Distributions	133,360	22,449	149,574	26,103
Redeemed	(1,248,421)	(209,615)	(1,726,518)	(305,172)
Net Increase (Decrease)—Investor Shares	(147,124)	(24,717)	(201,354)	(39,593)
Admiral Shares
Issued	6,260,677	1,051,228	9,015,194	1,582,471
Issued in Lieu of Cash Distributions	812,641	136,821	795,731	138,656
Redeemed	(6,037,301)	(1,015,302)	(7,756,853)	(1,379,219)
Net Increase (Decrease)—Admiral Shares	1,036,017	172,747	2,054,072	341,908
I.	Market disruptions associated with current geopolitical events have had a global impact, and uncertainty exists as to their implications. Such disruptions can adversely affect assets and thus performance of the fund; at this time, an aggregate effect on assets and performance cannot be reasonably estimated. Management is continuing to monitor these developments and evaluate impacts they may have on the fund.
Management has determined that no other events or transactions occurred subsequent to January 31, 2022, that would require recognition or disclosure in these financial statements.
37

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard High-Yield Corporate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard High-Yield Corporate Fund (one of the funds constituting Vanguard Fixed Income Securities Funds, referred to hereafter as the "Fund") as of January 31, 2022, the related statement of operations for the year ended January 31, 2022, the statement of changes in net assets for each of the two years in the period ended January 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2022 and the financial highlights for each of the five years in the period ended January 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 23, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
38

Special 2021 tax information (unaudited) for Vanguard High-Yield Corporate Fund
This information for the fiscal year ended January 31, 2022, is included pursuant to provisions of the Internal Revenue Code.
The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 97.5%.
For nonresident alien shareholders, 78.4% of income dividends are interest-related dividends.
39

"Bloomberg®," Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index, and Bloomberg U.S. 1–5 Year Treasury Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The High-Yield Corporate Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the High-Yield Corporate Fund or any member of the public regarding the advisability of investing in securities generally or in the High-Yield Corporate Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index and Bloomberg U.S. 1–5 Year Treasury Bond Index (the Indices), which are determined, composed and calculated by BISL without regard to Vanguard or the High-Yield Corporate Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the High-Yield Corporate Fund into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the High-Yield Corporate Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to High-Yield Corporate Fund customers, in connection with the administration, marketing or trading of the High-Yield Corporate Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE HIGH-YIELD CORPORATE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE HIGH-YIELD CORPORATE FUND OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2022 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
40

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City
(business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q290 032022

Annual Report  |  January 31, 2022
Vanguard GNMA Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2022, Vanguard GNMA Fund returned –2.21% for Investor Shares and –2.11% for Admiral Shares. The results outpaced the –2.47% return of the fund’s benchmark, the Bloomberg U.S. GNMA Bond Index.
•	The U.S. economy continued to heal over the 12 months. Vaccination rates rose, the economy reopened, and more workers returned to the labor force. The investment environment grew a little more challenging, however, as COVID-19 variants emerged, inflation surged to levels not seen in decades, and the Federal Reserve’s monetary stance turned less accommodative. U.S. stocks nevertheless finished the period significantly higher.
•	With yields rising and prices falling, mortgage-backed securities generally fared better than corporate bonds and U.S. Treasuries.
•	The advisor’s positioning boosted the fund’s relative performance for the period. An underweight allocation to 30-year GNMA pass-throughs helped drive the outperformance. Its small allocation to 30-year conventional pass-throughs detracted.
•	For the 10 years ended January 31, 2022, the GNMA Fund returned annualized averages of 1.92% for Investor Shares and 2.02% for Admiral Shares, ahead of its benchmark’s average return of 1.84%.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.32%	20.51%	16.59%
Russell 2000 Index (Small-caps)	-1.21	11.99	9.69
Russell 3000 Index (Broad U.S. market)	18.80	19.93	16.11
FTSE All-World ex US Index (International)	4.20	9.61	8.35
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-2.97%	3.67%	3.08%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-1.89	3.50	3.46
FTSE Three-Month U.S. Treasury Bill Index	0.04	0.89	1.10
CPI
Consumer Price Index	7.48%	3.76%	2.97%
1

Advisor’s Report
For the 12 months ended January 31, 2022, Vanguard GNMA Fund returned –2.21% for Investor Shares and –2.11% for Admiral Shares. The fund’s benchmark, the Bloomberg U.S. GNMA Bond Index, returned –2.47%.
Investment environment
Financial markets generated positive returns for the year across equity markets and most higher-yielding fixed income sectors. Sectors that are more sensitive to changes in interest rates, including higher-rated fixed income sectors and emerging markets debt, generated negative total returns. Sovereign yields rose in most developed markets as central banks shifted to tighter monetary policies—including tapering asset purchases and signaling rate increases—but most spread sectors were able to absorb the bulk of this move to produce positive excess returns compared with duration-equivalent government bonds.
Concerns about the rapid spread of the Omicron COVID-19 variant contributed to some market volatility and spread-widening late in the year, but those fears were allayed by the relatively low severity of infection.
Central banks maintained their accommodative policies early in the year but shifted to tighter policies as inflation proved more persistent and affected a wider array of goods and services. The Federal Reserve accelerated the timeline for tapering its large-scale asset purchase program and projected three rate hikes in both 2022 and 2023. The Bank of England raised rates for the first time since the onset of the pandemic, citing persistent price pressures. While the European Central Bank expected to keep its policy rate on hold through the end of 2022, it announced it would conclude its purchases under its pandemic emergency purchase program by March 2022.
Global GDP growth slowed but nevertheless continued across most countries during the third quarter. Inflation rose to multi-decade highs in a number of countries, driven by strong demand but also by supply chain disruptions and labor shortages. The U.S. labor market healed over the period as the unemployment rate declined despite payroll growth that fell shy of estimates. The Chinese manufacturing purchasing managers index expanded as output and new-order growth offset shrinking exports and employment; China’s services sector continued to outperform.
Sovereign yield curves flattened during the year, driven by increasing short-term yields following a hawkish pivot by major developed-market central banks. Policymakers announced plans to dial back monetary stimulus as inflation concerns persisted. Omicron concerns did not delay monetary policy-tightening plans, as most central banks remained focused on upside inflation risks.
The agency mortgage-backed securities (MBS) market returned –2.59%, as measured by the Bloomberg MBS Fixed Rate Index, underperforming duration-equivalent Treasuries by 164 basis

2

points, as measured by Wellington. (A basis point is one hundredth of a percentage point.)
Agency mortgages started the year strongly. The spread of the index tightened by 11 basis points to 7 basis points during the first three months, partly a reflection of the increase in implied volatility. As rates moved sharply higher amid prospects for economic recovery, the 10-year Treasury yield breached 1.7% and mortgage investors became worried about extension risk and the potential for an earlier Fed tapering.
Consequently, spreads began to drift wider in May. The June Federal Open Market Committee meeting and the press conference that followed revealed a slightly more hawkish policy shift: The messaging on the timing of the first potential rate hike was moved up and some committee members had begun “talking about talking about tapering.” Mortgage spreads widened and performance suffered later in November as expectations grew that the Fed would speed up its timetable for tapering, an interest rate lift-off, and balance sheet runoff.
During the 12-month period, as measured by the Bloomberg MBS Index, 15-year mortgages performed better than their 30-year counterparts. Among 30-year mortgages, conventionals underperformed GNMAs. In the coupon stack, higher coupons performed better as the increase in rates alleviated some prepayment concerns.
Fund successes
Our underweight allocation to 30-year GNMA pass-throughs was the main driver of positive relative returns over the period. We reduced our mortgage exposure later in the period because of the Fed’s much more hawkish stance on raising rates and unwinding its balance sheet.
Security selection in 30-year GNMA pass-throughs, particularly in lower coupons, also contributed to relative returns. We focused on insulating the portfolio from prepayment risk given the continued fast prepayment environment. We avoided collateral that we believed was most at risk of refinancing and focused on pools and to-be-announced (TBA) securities that we believed would provide more stable cash flows and attractive income.
Fund shortfalls
The fund held a relatively small tactical position in 30-year conventional pass-throughs, which detracted from returns, because they underperformed duration-equivalent Treasuries and GNMAs.
The fund’s duration and yield-curve posture detracted in aggregate, led by our modest curve-steepening bias during the parts of the period when the curve flattened. Note that bond yields and prices generally move in opposite directions.
Fund positioning
The outlook for the U.S. and global economy has steadily improved. We expect continued above-trend growth,
3

stronger labor market conditions, and, consequently, inflation that may be less transitory than expected. Some downside risks we are monitoring include the COVID-19 variants, high and persistent inflation, central banks’ removal of monetary policy accommodation, and the timing of the eventual tightening of financial conditions.
On the monetary policy front, the Fed announced faster tapering of its bond purchases at its December meeting, implying that it could stop growing its balance sheet by March 2022, if not earlier. Mortgage investors began to turn their attention to further Fed comments on balance sheet normalization, which is likely to come sooner than in the prior round of quantitative tightening. These changes have created a headwind for the asset class.
MBS market fundamentals have improved on the margin amid rising rates that have put us past the peak in prepayment speeds, but they are still weak. Prepayments on lower coupons have slowed because of the increase in rates. We are also seeing a slowdown of prepays on higher coupons, which is known as “burnout,” but it is less pronounced than in prior cycles. The prepayment sensitivity of the MBS market remains high, considering the larger loan sizes and stronger borrower credit quality combined with advancements in technology that have resulted in a more efficient refinancing response.
Increased competition from nonbank servicers and strong house-price appreciation means that prepayments are likely to remain historically elevated for in-the-money borrowers. Models have generally caught up to this reality. In addition, for higher-coupon GNMAs, the risk of increasing prepayments remains because loan buyouts and modifications of COVID-related forbearance loans may accelerate. Modifications for conventional borrowers are beginning, which may be a drag for the higher coupons.
The technical backdrop that has supported mortgages for almost two years is likely to deteriorate as Fed and bank sponsorship for MBS has peaked. Bank deposit growth remains positive and loan growth is likely to remain low in the first half of 2022, which were the same conditions that had led banks to add significantly to their MBS holdings. While this could result in the banks resuming their substantial purchases, they have been less active recently. The Fed tapering timeline has accelerated and may unfold even faster than expected. That means the prospect for balance sheet runoff in 2022 has become a significant risk, if not the base-case scenario.
From a valuation perspective, MBS spreads are still relatively low but have widened from their tightest levels. Spreads on competing assets also remain very low, and most value-driven investors are underweighted in these assets. Crossover demand and short covering therefore will likely prevent MBS from widening in any dramatic fashion. However, we may see additional widening, driven by Fed tapering and
4

eventual balance sheet runoff. MBS income is still attractive, however, particularly in lower-coupon TBA, which can offset some of the impact on return of potentially wider spreads, especially given the current wider entry point. Balancing these two factors, we view MBS as appropriately priced for an environment where the Fed’s balance sheet remains stable, but spreads may not yet be wide enough for a near-term shift to an environment where the balance sheet is shrinking.
With this as context, we are managing our overall mortgage exposure to be underweight. Within mortgages, we are underweight GNMA pass-throughs. We are focusing on attractive relative-value opportunities and enhancing cash-flow stability through agency collateralized mortgage obligations. We think TBAs (and worst-to-deliver pass-throughs) should face the most potential pressure and we have begun reducing our exposure to TBAs in favor of pass-throughs. TBAs provide attractive carry; however, we think TBAs’ advantage will fade with deteriorating technicals.
Brian Conroy, CFA
Senior Managing Director and
Fixed Income Portfolio Manager
Joseph F. Marvan, CFA
Senior Managing Director and
Fixed Income Portfolio Manager
Wellington Management Company llp
February 14, 2022
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended January 31, 2022
	Beginning Account Value 7/31/2021	Ending Account Value 1/31/2022	Expenses Paid During Period
Based on Actual Fund Return
GNMA Fund
Investor Shares	$1,000.00	$981.00	$1.05
Admiral™ Shares	1,000.00	981.50	0.55
Based on Hypothetical 5% Yearly Return
GNMA Fund
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.65	0.56
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.21% for Investor Shares and 0.11% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
7

GNMA Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2012, Through January 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
GNMA Fund Investor Shares	-2.21%	1.99%	1.92%	$12,091
Bloomberg U.S. GNMA Bond Index	-2.47	1.94	1.84	11,995
Bloomberg U.S. Aggregate Bond Index	-2.97	3.08	2.59	12,907

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
GNMA Fund Admiral Shares	-2.11%	2.10%	2.02%	$61,063
Bloomberg U.S. GNMA Bond Index	-2.47	1.94	1.84	59,976
Bloomberg U.S. Aggregate Bond Index	-2.97	3.08	2.59	64,537
See Financial Highlights for dividend and capital gains information.
8

GNMA Fund
Distribution by Stated Maturity
As of January 31, 2022
0 - 5 Years	0.1%
5 - 10 Years	1.1
10 - 15 Years	2.7
15 - 20 Years	8.3
20 - 25 Years	18.2
Over 25 Years	69.6
The table reflects the fund's investments, except for short-term investments and derivatives.
9

GNMA Fund
Financial Statements
Schedule of Investments
As of January 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (96.8%)
Conventional Mortgage-Backed Securities (91.1%)
[1,2]	Fannie Mae Pool	2.950%	6/1/31	1,925	2,046
[1,2]	Fannie Mae Pool	2.960%	6/1/31	2,379	2,530
[1,2]	Fannie Mae Pool	3.010%	8/1/34	2,045	2,160
[1,2]	Fannie Mae Pool	3.050%	7/1/31	2,000	2,132
[1,2]	Fannie Mae Pool	3.110%	11/1/27–2/1/28	22,730	24,109
[1,2]	Fannie Mae Pool	3.240%	3/1/28	6,009	6,425
[1,2]	Fannie Mae Pool	3.260%	12/1/37	4,175	4,487
[1,2]	Fannie Mae Pool	3.330%	4/1/32	10,818	11,755
[1,2]	Fannie Mae Pool	3.350%	1/1/30	4,848	5,265
[1,2]	Fannie Mae Pool	3.410%	5/1/32	4,100	4,486
[1,2]	Fannie Mae Pool	3.420%	4/1/31	1,382	1,506
[1,2]	Fannie Mae Pool	3.460%	9/1/29	6,393	6,977
[1,2]	Fannie Mae Pool	3.550%	2/1/30	8,970	9,897
[1,2]	Fannie Mae Pool	4.180%	11/1/30	28,009	31,937
[1,2]	Freddie Mac Gold Pool	3.000%	6/1/43–1/1/47	12,669	13,026
[1,2]	Freddie Mac Gold Pool	3.500%	11/1/47–8/1/48	1,859	1,939
[1,2]	Freddie Mac Gold Pool	4.000%	9/1/30–4/1/44	2,334	2,513
[1,2]	Freddie Mac Gold Pool	4.500%	4/1/34–11/1/45	26,716	29,365
[1,2]	Freddie Mac Gold Pool	5.000%	10/1/29–8/1/44	18,827	20,972
[1]	Ginnie Mae I Pool	2.500%	11/15/42–12/15/46	57,344	57,674
[1]	Ginnie Mae I Pool	3.000%	1/15/26–3/15/46	482,748	497,728
[1]	Ginnie Mae I Pool	3.250%	8/15/42	11,523	12,065
[1,3]	Ginnie Mae I Pool	3.500%	7/15/39–6/15/48	389,114	411,811
[1]	Ginnie Mae I Pool	3.750%	10/15/40–8/15/42	95,445	102,577
[1]	Ginnie Mae I Pool	3.875%	10/15/40–6/15/42	19,986	21,764
[1]	Ginnie Mae I Pool	4.000%	8/15/24–7/15/46	532,123	577,126
[1]	Ginnie Mae I Pool	4.500%	4/15/33–4/15/44	275,661	309,507
[1,4]	Ginnie Mae I Pool	5.000%	1/15/30–2/15/52	257,397	295,395
[1]	Ginnie Mae I Pool	5.500%	9/15/23–9/15/45	211,417	234,217
[1]	Ginnie Mae I Pool	6.000%	2/15/24–6/15/41	113,087	124,026
[1]	Ginnie Mae I Pool	6.500%	7/15/23–7/15/40	76,798	83,931
[1]	Ginnie Mae I Pool	7.000%	11/15/31–11/15/36	14,006	15,555
[1]	Ginnie Mae I Pool	7.250%	1/15/27–2/15/27	8	9
[1]	Ginnie Mae I Pool	7.500%	10/15/31	6,690	7,415
[1]	Ginnie Mae I Pool	8.000%	8/15/31	2,440	2,760
[1]	Ginnie Mae I Pool	8.500%	6/15/22–6/15/28	104	116
[1]	Ginnie Mae II Pool	1.500%	4/20/44–1/20/52	150,519	143,414
[1,3,4]	Ginnie Mae II Pool	2.000%	10/20/43–3/15/52	3,233,300	3,196,232
[1,3,4]	Ginnie Mae II Pool	2.500%	11/20/42–3/15/52	5,191,950	5,222,779
10

GNMA Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,3,4]	Ginnie Mae II Pool	3.000%	4/20/31–3/15/52	3,758,523	3,859,119
[1,3,4,5]	Ginnie Mae II Pool	3.500%	10/20/40–3/15/52	2,938,820	3,077,172
[1,4]	Ginnie Mae II Pool	4.000%	4/20/39–2/15/52	1,125,334	1,193,397
[1,4]	Ginnie Mae II Pool	4.500%	12/20/32–2/15/52	436,789	470,365
[1]	Ginnie Mae II Pool	5.000%	10/20/32–3/20/45	123,446	137,892
[1]	Ginnie Mae II Pool	5.500%	1/20/34–7/20/40	15,357	17,812
[1]	Ginnie Mae II Pool	6.000%	4/20/28–8/20/40	19,712	22,802
[1]	Ginnie Mae II Pool	6.500%	4/20/37–3/20/41	580	668
[1]	Ginnie Mae II Pool	7.500%	6/20/25–8/20/25	34	37
[1,2,4]	UMBS Pool	1.500%	2/25/52	3,000	2,836
[1,2,4]	UMBS Pool	2.500%	7/1/27–2/25/52	8,631	9,097
[1,2,4]	UMBS Pool	3.000%	11/1/22–6/1/49	2,795	3,036
[1,2]	UMBS Pool	4.000%	5/1/46–6/1/46	2,462	2,636
[1,2]	UMBS Pool	4.500%	12/1/40–3/1/44	1,092	1,210
[1,2,4]	UMBS Pool	5.000%	9/1/28–2/25/52	8,528	10,845
[1,2]	UMBS Pool	6.500%	2/1/29–5/1/40	1,194	1,352
					20,309,904
Nonconventional Mortgage-Backed Securities (5.7%)
[1,2,6]	Fannie Mae Pool, 12M USD LIBOR + 1.560%	1.810%	8/1/43	2,670	2,722
[1,2,6]	Fannie Mae Pool, 12M USD LIBOR + 1.580%	1.830%	9/1/44	3,351	3,438
[1,2]	Fannie Mae REMICS	1.500%	11/25/50–1/25/51	26,808	21,577
[1,2]	Fannie Mae REMICS	2.000%	9/25/42	4,619	4,610
[1,2]	Fannie Mae REMICS	2.500%	10/25/42	4,055	4,099
[1,2]	Fannie Mae REMICS	3.000%	6/25/43–7/25/49	38,760	39,746
[1,2]	Fannie Mae REMICS	3.500%	7/25/44–4/25/59	95,959	102,282
[1,2]	Fannie Mae REMICS	6.000%	10/25/28–9/25/32	1,921	2,105
[1,2]	Freddie Mac Non Gold Pool	2.977%	10/1/44	3,359	3,403
[1,2,6]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.600%	1.850%	10/1/44	6,866	6,977
[1,2,6]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.615%	1.870%	9/1/44	2,588	2,660
[1,2,6]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.620%	1.870%	9/1/43–10/1/44	9,178	9,357
[1,2,6]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.630%	1.953%	4/1/44	3,661	3,785
[1,2,6]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.636%	1.886%	8/1/43	3,112	3,215
[1,2]	Freddie Mac REMICS	2.000%	4/15/42	4,982	4,952
[1,2]	Freddie Mac REMICS	3.000%	8/15/42–3/15/43	83,717	85,534
[1,2]	Freddie Mac REMICS	3.500%	8/15/45	8,861	9,729
[1,2]	Freddie Mac REMICS	4.000%	6/15/54	3,659	4,209
[1,2]	Freddie Mac REMICS	6.000%	4/15/28–11/15/32	5,404	5,940
[1]	Ginnie Mae REMICS	1.500%	4/16/50	18,945	18,527
[1]	Ginnie Mae REMICS	1.650%	11/20/45	47,151	46,467
[1]	Ginnie Mae REMICS	1.750%	10/20/42–7/20/44	20,440	19,944
[1]	Ginnie Mae REMICS	2.000%	1/20/42–10/20/44	29,675	29,423
[1]	Ginnie Mae REMICS	2.250%	3/16/45	8,700	8,712
[1]	Ginnie Mae REMICS	2.375%	4/20/44	2,828	2,853
[1]	Ginnie Mae REMICS	2.500%	12/16/39–12/20/49	155,738	154,648
[1]	Ginnie Mae REMICS	2.750%	6/16/43	6,431	6,493
[1]	Ginnie Mae REMICS	3.000%	6/20/39–6/20/49	468,654	481,299
[1]	Ginnie Mae REMICS	3.000%	7/20/43	4,802	4,887
[1]	Ginnie Mae REMICS	3.250%	8/20/44–2/20/49	12,165	13,468
[1]	Ginnie Mae REMICS	3.500%	7/20/43–2/20/49	88,461	94,106
11

GNMA Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Ginnie Mae REMICS	3.674%	10/20/48	12,562	13,285
[1]	Ginnie Mae REMICS	3.750%	12/16/39	2,148	2,394
[1]	Ginnie Mae REMICS	4.000%	1/20/45	17,735	19,411
[1]	Ginnie Mae REMICS	4.500%	6/20/39	1,879	2,033
[1]	Ginnie Mae REMICS	5.000%	6/16/37	6,948	7,513
[1]	Ginnie Mae REMICS	5.500%	8/16/36	6,112	6,795
[1,6]	Ginnie Mae REMICS, 1M USD LIBOR + 0.200%	0.304%	2/20/37	1,538	1,530
[1]	Government National Mortgage Assn.	2.350%	5/17/46	12,092	12,179
[1]	Government National Mortgage Assn.	2.650%	11/17/48	7,693	7,773
					1,274,080
Total U.S. Government and Agency Obligations (Cost $21,514,654)					21,583,984
Asset-Backed/Commercial Mortgage-Backed Securities (1.2%)
[1]	Seasoned Credit Risk Transfer Trust Series 2018-3	3.500%	8/25/57	9,597	9,515
[1]	Seasoned Credit Risk Transfer Trust Series 2018-4	3.500%	3/25/58	10,093	9,986
[1]	Seasoned Credit Risk Transfer Trust Series 2019-1	3.500%	7/25/58	13,902	13,818
[1]	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	129,493	132,255
[1]	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	12,959	14,218
[1]	Seasoned Credit Risk Transfer Trust Series 2020-1	2.500%	8/25/59	81,208	79,335
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $270,566)					259,127
				Shares
Temporary Cash Investments (24.8%)
Money Market Fund (14.9%)
[7]	Vanguard Market Liquidity Fund	0.120%		33,244,002	3,324,068
			Maturity Date	Face Amount ($000)
Repurchase Agreements (6.9%)
	Bank of America Securities, LLC (Dated 1/31/22, Repurchase Value $22,800,000, collateralized by Ginnie Mae 3.000%, 8/20/50, with a value of $23,256,000)	0.050%	2/1/22	22,800	22,800
	Bank of Nova Scotia (Dated 1/31/22, Repurchase Value $182,200,000, collateralized by U.S. Treasury Bill 0.000%, 2/24/22–6/16/22, and U.S. Treasury Note/Bond 0.125%–2.875%, 8/31/23–11/15/51, with a value of $185,844,000)	0.050%	2/1/22	182,200	182,200
	Barclays Capital Inc. (Dated 1/31/22, Repurchase Value $2,900,000, collateralized by U.S. Treasury Note/Bond 3.000%, 5/15/47, with a value of $2,958,000)	0.050%	2/1/22	2,900	2,900
12

GNMA Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Citigroup Global Markets Inc. (Dated 1/31/22, Repurchase Value $36,800,000, collateralized by U.S. Treasury Note/Bond 1.250%–2.375%, 5/15/50–11/15/51, with a value of $37,696,000)	0.050%	2/1/22	36,800	36,800
Credit Agricole Securities (USA) Inc. (Dated 1/31/22, Repurchase Value $3,300,000, collateralized by Treasury Inflation Indexed Note/Bond 1.000%, 2/15/49, with a value of $3,366,000)	0.050%	2/1/22	3,300	3,300
HSBC Bank USA (Dated 1/31/22, Repurchase Value $29,900,000, collateralized by U.S. Treasury Note/Bond 3.375%, 5/15/44, with a value of $30,498,000)	0.045%	2/1/22	29,900	29,900
HSBC Bank USA (Dated 1/31/22, Repurchase Value $25,600,000, collateralized by Fannie Mae 3.500%–4.500%, 5/1/45–11/1/48, with a value of $26,112,000)	0.050%	2/1/22	25,600	25,600
Natixis SA (Dated 1/31/22, Repurchase Value $507,801,000, collateralized by Treasury Inflation Indexed Note/Bond 0.125%–3.625%, 1/15/24–2/15/45, U.S. Treasury Bill 0.000%, 1/26/23, and U.S. Treasury Note/Bond 0.125%–3.875%, 1/31/23–11/15/51, with a value of $517,956,000)	0.050%	2/1/22	507,800	507,800
Societe Generale (Dated 1/31/22, Repurchase Value $664,001,000, collateralized by Fannie Mae 2.500%–3.500%, 8/1/35–3/1/42, Freddie Mac 2.000%–4.000%, 1/1/42–10/1/51, Ginnie Mae 2.000%–3.500%, 10/20/47–1/20/52, and U.S. Treasury Note/Bond 0.625%–7.625%, 8/15/22–5/15/50, with a value of $677,280,000)	0.045%	2/1/22	664,000	664,000
TD Securities (USA) LLC (Dated 1/31/22, Repurchase Value $57,300,000, collateralized by Freddie Mac 3.000%, 1/1/52, and Ginnie Mae 1.500%–9.000%, 4/20/23–1/20/52, with a value of $58,446,000)	0.050%	2/1/22	57,300	57,300
				1,532,600
13

GNMA Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (3.0%)
United States Treasury Bill	0.028%	2/8/22	325,000	324,997
United States Treasury Bill	0.021%	2/24/22	350,000	349,991
				674,988
Total Temporary Cash Investments (Cost $5,532,046)				5,531,656
Total Investments (122.8%) (Cost $27,317,266)				27,374,767
Other Assets and Liabilities—Net (-22.8%)				(5,076,925)
Net Assets (100%)				22,297,842
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	Securities with a value of $60,899,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
4	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2022.
5	Securities with a value of $10,600,000 have been segregated as initial margin for open futures contracts.
6	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
12M—12-month.
1M—1-month.
LIBOR—London Interbank Offered Rate.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.
USD—U.S. dollar.
14

GNMA Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2022	1,292	279,920	(2,304)
5-Year U.S. Treasury Note	March 2022	2,540	302,776	(4,186)
10-Year U.S. Treasury Note	March 2022	3,135	401,182	(755)
Long U.S. Treasury Bond	March 2022	429	66,763	(113)
				(7,358)

Short Futures Contracts
Ultra 10-Year U.S. Treasury Note	March 2022	(470)	(67,129)	596
				(6,762)
See accompanying Notes, which are an integral part of the Financial Statements.
15

GNMA Fund
Statement of Assets and Liabilities
As of January 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $23,992,813)	24,050,699
Affiliated Issuers (Cost $3,324,453)	3,324,068
Total Investments in Securities	27,374,767
Investment in Vanguard	738
Cash	1,873
Receivables for Investment Securities Sold	6,617,495
Receivables for Accrued Income	42,539
Receivables for Capital Shares Issued	6,421
Variation Margin Receivable—Futures Contracts	120
Other Assets	615
Total Assets	34,044,568
Liabilities
Payables for Investment Securities Purchased	11,709,879
Payables for Capital Shares Redeemed	31,432
Payables for Distributions	3,571
Payables to Investment Advisor	567
Payables to Vanguard	1,277
Total Liabilities	11,746,726
Net Assets	22,297,842
16

GNMA Fund
Statement of Assets and Liabilities (continued)
At January 31, 2022, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	22,684,223
Total Distributable Earnings (Loss)	(386,381)
Net Assets	22,297,842

Investor Shares—Net Assets
Applicable to 644,624,737 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,711,248
Net Asset Value Per Share—Investor Shares	$10.41

Admiral Shares—Net Assets
Applicable to 1,497,113,949 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	15,586,594
Net Asset Value Per Share—Admiral Shares	$10.41
See accompanying Notes, which are an integral part of the Financial Statements.
17

GNMA Fund
Statement of Operations

Year Ended January 31, 2022
($000)
Investment Income
Income
Interest[1]	256,169
Total Income	256,169
Expenses
Investment Advisory Fees—Note B	2,464
The Vanguard Group—Note C
Management and Administrative—Investor Shares	13,739
Management and Administrative—Admiral Shares	16,279
Marketing and Distribution—Investor Shares	588
Marketing and Distribution—Admiral Shares	868
Custodian Fees	412
Auditing Fees	38
Shareholders’ Reports—Investor Shares	134
Shareholders’ Reports—Admiral Shares	159
Trustees’ Fees and Expenses	17
Total Expenses	34,698
Net Investment Income	221,471
Realized Net Gain (Loss)
Investment Securities Sold[1]	(235,612)
Futures Contracts	20,479
Swap Contracts	3,034
Realized Net Gain (Loss)	(212,099)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(506,818)
Futures Contracts	(24,924)
Swap Contracts	(1,083)
Change in Unrealized Appreciation (Depreciation)	(532,825)
Net Increase (Decrease) in Net Assets Resulting from Operations	(523,453)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,390,000, $0, $74,000, and ($333,000), respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
18

GNMA Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	221,471	447,461
Realized Net Gain (Loss)	(212,099)	125,841
Change in Unrealized Appreciation (Depreciation)	(532,825)	227,186
Net Increase (Decrease) in Net Assets Resulting from Operations	(523,453)	800,488
Distributions
Investor Shares	(57,843)	(120,267)
Admiral Shares	(156,253)	(322,351)
Return of Capital
Investor Shares	—	(6,874)
Admiral Shares	—	(18,426)
Total Distributions	(214,096)	(467,918)
Capital Share Transactions
Investor Shares	(789,418)	259,752
Admiral Shares	(3,495,820)	2,006,549
Net Increase (Decrease) from Capital Share Transactions	(4,285,238)	2,266,301
Total Increase (Decrease)	(5,022,787)	2,598,871
Net Assets
Beginning of Period	27,320,629	24,721,758
End of Period	22,297,842	27,320,629
See accompanying Notes, which are an integral part of the Financial Statements.
19

GNMA Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.73	$10.58	$10.31	$10.32	$10.51
Investment Operations
Net Investment Income[1]	.085	.178	.285	.298	.284
Net Realized and Unrealized Gain (Loss) on Investments	(.321)	.157	.272	(.011)	(.193)
Total from Investment Operations	(.236)	.335	.557	.287	.091
Distributions
Dividends from Net Investment Income	(.084)	(.176)	(.287)	(.297)	(.281)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	—	(.009)	—	—	—
Total Distributions	(.084)	(.185)	(.287)	(.297)	(.281)
Net Asset Value, End of Period	$10.41	$10.73	$10.58	$10.31	$10.32
Total Return[2]	-2.21%	3.17%	5.46%	2.85%	0.85%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,711	$7,719	$7,365	$6,715	$7,598
Ratio of Total Expenses to Average Net Assets	0.21%	0.21%	0.21%	0.21%	0.21%
Ratio of Net Investment Income to Average Net Assets	0.80%	1.66%	2.71%	2.93%	2.70%
Portfolio Turnover Rate[3]	800%	638%	616%	415%	620%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 298%, 182%, 198%, 200%, and 156%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
20

GNMA Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.73	$10.58	$10.31	$10.32	$10.51
Investment Operations
Net Investment Income[1]	.098	.184	.295	.309	.294
Net Realized and Unrealized Gain (Loss) on Investments	(.323)	.161	.272	(.012)	(.192)
Total from Investment Operations	(.225)	.345	.567	.297	.102
Distributions
Dividends from Net Investment Income	(.095)	(.185)	(.297)	(.307)	(.292)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	—	(.010)	—	—	—
Total Distributions	(.095)	(.195)	(.297)	(.307)	(.292)
Net Asset Value, End of Period	$10.41	$10.73	$10.58	$10.31	$10.32
Total Return[2]	-2.11%	3.28%	5.57%	2.95%	0.95%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,587	$19,602	$17,356	$14,706	$16,491
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	0.92%	1.72%	2.81%	3.03%	2.80%
Portfolio Turnover Rate[3]	800%	638%	616%	415%	620%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 298%, 182%, 198%, 200%, and 156%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
21

GNMA Fund
Notes to Financial Statements
Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2022, the fund’s average investments in long and short futures contracts represented 4% and 2% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
22

GNMA Fund
3. Swap Contracts. The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund's performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Asset and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended January 31, 2022, the fund’s average amount of investments in interest rate swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open swap contracts at January 31, 2022.
23

GNMA Fund
4. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
5. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
6. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
24

GNMA Fund
7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
8. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. The portion of distributions that exceed a fund's current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
9. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
25

GNMA Fund
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2022, the investment advisory fee represented an effective annual basic rate of 0.01% of the fund’s average net assets.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2022, the fund had contributed to Vanguard capital in the amount of $738,000, representing less than 0.01% of the fund’s net assets and 0.30% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
26

GNMA Fund
The following table summarizes the market value of the fund's investments and derivatives as of January 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	21,583,984	—	21,583,984
Asset-Backed/Commercial Mortgage-Backed Securities	—	259,127	—	259,127
Temporary Cash Investments	3,324,068	2,207,588	—	5,531,656
Total	3,324,068	24,050,699	—	27,374,767

Derivative Financial Instruments
Assets
Futures Contracts[1]	596	—	—	596
Liabilities
Futures Contracts[1]	7,358	—	—	7,358
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; and the inclusion of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	8,514
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(445,354)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	54,030
27

GNMA Fund
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	214,096	442,618
Long-Term Capital Gains	—	—
Return of Capital	—	25,300
Total	214,096	467,918
*	Includes short-term capital gains, if any.
As of January 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	27,320,737
Gross Unrealized Appreciation	264,136
Gross Unrealized Depreciation	(210,106)
Net Unrealized Appreciation (Depreciation)	54,030
F.  During the year ended January 31, 2022, the fund purchased $215,785,032,000 of investment securities and sold $219,491,753,000 of investment securities, other than temporary cash investments.
G.  Capital share transactions for each class of shares were:
	Year Ended January 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	629,695	59,106	2,356,623	218,976
Issued in Lieu of Cash Distributions	54,958	5,183	119,282	11,086
Redeemed	(1,474,071)	(138,852)	(2,216,153)	(207,051)
Net Increase (Decrease)—Investor Shares	(789,418)	(74,563)	259,752	23,011
Admiral Shares
Issued	2,344,913	220,452	6,456,531	600,771
Issued in Lieu of Cash Distributions	120,457	11,356	266,184	24,739
Redeemed	(5,961,190)	(561,063)	(4,716,166)	(439,640)
Net Increase (Decrease)—Admiral Shares	(3,495,820)	(329,255)	2,006,549	185,870
28

GNMA Fund
H.  Market disruptions associated with current geopolitical events have had a global impact, and uncertainty exists as to their implications. Such disruptions can adversely affect assets and thus performance of the fund; at this time, an aggregate effect on assets and performance cannot be reasonably estimated. Management is continuing to monitor these developments and evaluate impacts they may have on the fund.
Management has determined that no other events or transactions occurred subsequent to January 31, 2022, that would require recognition or disclosure in these financial statements.
29

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard GNMA Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard GNMA Fund (one of the funds constituting Vanguard Fixed Income Securities Funds, referred to hereafter as the "Fund") as of January 31, 2022, the related statement of operations for the year ended January 31, 2022, the statement of changes in net assets for each of the two years in the period ended January 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2022 and the financial highlights for each of the five years in the period ended January 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 23, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
30

Special 2021 tax information (unaudited) for Vanguard GNMA Fund
This information for the fiscal year ended January 31, 2022, is included pursuant to provisions of the Internal Revenue Code.
The percentage of the ordinary dividends reported by the fund that is treated as a section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 100%.
For nonresident alien shareholders, 99.9% of income dividends are interest-related dividends.
31

"Bloomberg®" and Bloomberg U.S. GNMA Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The GNMA Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the GNMA Fund or any member of the public regarding the advisability of investing in securities generally or in the GNMA Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. GNMA Index, which is determined, composed and calculated by BISL without regard to Vanguard or the GNMA Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the GNMA Fund into consideration in determining, composing or calculating the Bloomberg U.S. GNMA Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the GNMA Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to GNMA Fund customers, in connection with the administration, marketing or trading of the GNMA Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. GNMA INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE GNMA FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. GNMA INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. GNMA INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE GNMA FUND OR BLOOMBERG U.S. GNMA INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2022 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
32

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).

Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. McIsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
CFA® is a registered trademark owned by CFA Institute.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q360 032022

Annual Report  |  January 31, 2022
Vanguard Real Estate Index Funds
Vanguard Real Estate Index Fund
Vanguard Real Estate II Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2022, returns for Vanguard Real Estate Index Fund ranged from 28.91% for both Admiral and Institutional Shares to 28.88% for the Real Estate ETF (based on net asset value) and 28.73% for Investor Shares. Vanguard Real Estate II Index Fund returned 28.96%. The results were in line with those of the funds’ benchmark index.
•	The U.S. economy continued to heal over the 12 months ended January 31, 2022. Vaccination rates rose, the economy reopened, and more workers returned to the labor force. The investment environment grew a little more challenging, however, as COVID-19 variants emerged, inflation surged to levels not seen in decades, and the monetary stance of the Federal Reserve turned less accommodative. U.S. stocks nevertheless finished the period significantly higher.
•	Specialized real estate investment trusts (REITs), the funds’ largest holding, contributed most to their returns. Retail, residential, and industrial REITs also added to performance.
•	For the 10 years ended January 31, 2022, average annual returns for the Real Estate Index Fund ranged from 9.72% for Investor Shares to 9.86% for the Real Estate ETF, 9.87% for Admiral Shares, and 9.89% for Institutional Shares. Vanguard Real Estate II Index Fund launched in September 2017: its average annual return since inception was 9.99%.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.32%	20.51%	16.59%
Russell 2000 Index (Small-caps)	-1.21	11.99	9.69
Russell 3000 Index (Broad U.S. market)	18.80	19.93	16.11
FTSE All-World ex US Index (International)	4.20	9.61	8.35
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-2.97%	3.67%	3.08%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-1.89	3.50	3.46
FTSE Three-Month U.S. Treasury Bill Index	0.04	0.89	1.10
CPI
Consumer Price Index	7.48%	3.76%	2.97%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended January 31, 2022
	Beginning Account Value 7/31/2021	Ending Account Value 1/31/2022	Expenses Paid During Period
Based on Actual Fund Return
Real Estate Index Fund
Investor Shares	$1,000.00	$1,016.40	$1.27
ETF Shares	1,000.00	1,016.80	0.61
Admiral™ Shares	1,000.00	1,016.90	0.61
Institutional Shares	1,000.00	1,017.10	0.51
Real Estate II Index Fund	$1,000.00	$1,017.00	$0.41
Based on Hypothetical 5% Yearly Return
Real Estate Index Fund
Investor Shares	$1,000.00	$1,023.94	$1.28
ETF Shares	1,000.00	1,024.60	0.61
Admiral Shares	1,000.00	1,024.60	0.61
Institutional Shares	1,000.00	1,024.70	0.51
Real Estate II Index Fund	$1,000.00	$1,024.80	$0.41
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Real Estate Index Fund, 0.25% for Investor Shares, 0.12% for ETF Shares, 0.12% for Admiral Shares, and 0.10% for Institutional Shares; and for the Real Estate II Index Fund, 0.08%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Real Estate Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2012, Through January 31, 2022
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Fund Investor Shares	28.73%	9.22%	9.72%	$25,280
Real Estate Spliced Index	29.05	9.47	9.97	25,864
Dow Jones U.S. Total Stock Market Float Adjusted Index	18.50	16.02	14.96	40,306
Real Estate Spliced Index: MSCI US REIT Index through February 1, 2018; MSCI US Investable Market Real Estate 25/50 Transition Index through July 24, 2018; MSCI US Investable Market Real Estate 25/50 Index thereafter.

	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Fund ETF Shares Net Asset Value	28.88%	9.35%	9.86%	$25,606
Real Estate Index Fund Market Price	28.93	9.36	9.86	25,611
Real Estate Spliced Index	29.05	9.47	9.97	25,864
Dow Jones U.S. Total Stock Market Float Adjusted Index	18.50	16.02	14.96	40,306

See Financial Highlights for dividend and capital gains information.
4

Real Estate Index Fund
		Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Fund Admiral Shares	28.91%	9.37%	9.87%	$25,635
Real Estate Spliced Index	29.05	9.47	9.97	25,864
Dow Jones U.S. Total Stock Market Float Adjusted Index	18.50	16.02	14.96	40,306

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Real Estate Index Fund Institutional Shares	28.91%	9.40%	9.89%	$12,842,995
Real Estate Spliced Index	29.05	9.47	9.97	12,931,931
Dow Jones U.S. Total Stock Market Float Adjusted Index	18.50	16.02	14.96	20,153,115
Cumulative Returns of ETF Shares: January 31, 2012, Through January 31, 2022
	One Year	Five Years	Ten Years
Real Estate Index Fund Market Price	28.93%	56.41%	156.11%
Real Estate Index Fund ETF Shares Net Asset Value	28.88	56.34	156.06
Real Estate Spliced Index	29.05	57.23	158.64
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
5

Real Estate Index Fund
Fund Allocation
As of January 31, 2022
Diversified Real Estate Activities	0.1%
Diversified REITs	3.1
Health Care REITs	8.0
Hotel & Resort REITs	2.5
Industrial REITs	12.5
Office REITs	6.6
Real Estate Development	0.3
Real Estate Operating Companies	0.2
Real Estate Services	4.7
Residential REITs	15.2
Retail REITs	10.8
Specialized REITs	36.0
The table reflects the fund’s investments, except for short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
6

Real Estate Index Fund
Financial Statements
Schedule of Investments
As of January 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Equity Real Estate Investment Trusts (REITs) (95.2%)
Diversified REITs (2.7%)
	WP Carey Inc.	8,831,811	685,349
	STORE Capital Corp.	11,677,776	370,302
	Broadstone Net Lease Inc.	7,584,955	175,288
*	DigitalBridge Group Inc.	23,522,395	171,713
	PS Business Parks Inc.	986,743	164,747
	Essential Properties Realty Trust Inc.	5,646,127	149,905
	Washington REIT	4,038,644	99,431
	American Assets Trust Inc.	2,453,690	88,259
	Alexander & Baldwin Inc.	3,462,222	79,458
[1]	iStar Inc.	3,422,613	73,484
	Global Net Lease Inc.	4,789,046	68,675
	Empire State Realty Trust Inc. Class A	6,997,963	62,422
	Armada Hoffler Properties Inc.	2,910,862	40,839
	Gladstone Commercial Corp.	1,755,966	40,721
	One Liberty Properties Inc.	795,092	24,250
			2,294,843
Health Care REITs (7.1%)
	Welltower Inc.	20,179,080	1,748,114
	Ventas Inc.	18,790,171	996,255
	Healthpeak Properties Inc.	25,737,920	910,350
	Medical Properties Trust Inc.	28,447,561	647,466
	Omega Healthcare Investors Inc.	11,407,691	359,114
	Healthcare Trust of America Inc. Class A	10,450,666	340,169
	Healthcare Realty Trust Inc.	6,950,075	215,591
	Physicians Realty Trust	10,382,471	189,584
	Sabra Health Care REIT Inc.	10,544,010	143,504
		Shares	Market Value• ($000)
	National Health Investors Inc.	2,080,369	120,308
	CareTrust REIT Inc.	4,631,734	98,239
	LTC Properties Inc.	1,880,274	67,821
	Community Healthcare Trust Inc.	1,120,704	50,813
	Global Medical REIT Inc.	2,912,511	49,251
	Universal Health Realty Income Trust	658,271	38,377
	Diversified Healthcare Trust	11,389,165	34,737
			6,009,693
Hotel & Resort REITs (2.2%)
*	Host Hotels & Resorts Inc.	34,096,212	591,228
*	Ryman Hospitality Properties Inc.	2,497,719	220,798
*	Park Hotels & Resorts Inc.	11,291,151	205,499
	Apple Hospitality REIT Inc.	10,362,373	167,145
	Pebblebrook Hotel Trust	6,273,889	135,830
*	Sunstone Hotel Investors Inc.	10,462,522	118,331
	RLJ Lodging Trust	7,955,143	110,179
*	Xenia Hotels & Resorts Inc.	5,451,905	94,536
*	DiamondRock Hospitality Co.	10,054,280	94,008
	Service Properties Trust	7,872,833	67,313
*	Summit Hotel Properties Inc.	5,087,829	47,927
*	Chatham Lodging Trust	2,329,927	30,918
*	CorePoint Lodging Inc.	1,955,947	30,728
			1,914,440
Industrial REITs (11.1%)
	Prologis Inc.	35,302,084	5,536,073
	Duke Realty Corp.	18,067,120	1,043,918
	Rexford Industrial Realty Inc.	6,577,602	481,283
	EastGroup Properties Inc.	1,929,552	385,737
7

Real Estate Index Fund
		Shares	Market Value• ($000)
	First Industrial Realty Trust Inc.	6,166,172	374,780
	Americold Realty Trust	12,467,963	354,714
	STAG Industrial Inc.	7,737,806	330,636
	Terreno Realty Corp.	3,367,898	251,818
	Innovative Industrial Properties Inc.	1,142,512	226,434
	LXP Industrial Trust	13,259,898	197,440
	Monmouth Real Estate Investment Corp.	4,457,895	93,571
	Industrial Logistics Properties Trust	3,118,484	71,507
	Plymouth Industrial REIT Inc.	1,446,895	41,598
			9,389,509
Office REITs (5.9%)
	Alexandria Real Estate Equities Inc.	6,912,145	1,346,762
	Boston Properties Inc.	7,084,908	794,077
	Kilroy Realty Corp.	5,005,224	320,335
	Vornado Realty Trust	7,776,010	318,894
	Cousins Properties Inc.	7,100,708	273,803
	Douglas Emmett Inc.	8,378,051	261,563
	SL Green Realty Corp.	3,207,298	232,593
	Highwoods Properties Inc.	4,976,830	214,601
	Hudson Pacific Properties Inc.	7,282,301	172,081
	JBG SMITH Properties	5,669,191	155,336
*	Equity Commonwealth	5,822,296	151,613
	Corporate Office Properties Trust	5,364,995	135,520
	Piedmont Office Realty Trust Inc. Class A	5,927,142	105,266
	Brandywine Realty Trust	8,158,604	104,920
[2]	Easterly Government Properties Inc. Class A	4,308,264	90,343
	Paramount Group Inc.	8,363,641	72,680
	Office Properties Income Trust	2,308,959	58,832
*	Veris Residential Inc.	3,474,685	57,332
*	Orion Office REIT Inc.	2,633,176	43,816
	City Office REIT Inc.	2,080,775	37,100
	Franklin Street Properties Corp.	4,864,016	26,995
*,3	New York REIT Liquidating LLC	1,208	14
			4,974,476
Other (11.3%)[4]
[5,6]	Vanguard Real Estate II Index Fund	371,450,920	9,542,041
Residential REITs (13.5%)
	AvalonBay Communities Inc.	6,667,184	1,628,326
	Equity Residential	16,987,632	1,507,313
	Invitation Homes Inc.	27,529,341	1,155,682
		Shares	Market Value• ($000)
	Mid-America Apartment Communities Inc.	5,540,345	1,145,079
	Sun Communities Inc.	5,534,874	1,045,870
	Essex Property Trust Inc.	3,105,679	1,032,638
	UDR Inc.	14,175,497	805,735
	Camden Property Trust	4,802,702	768,865
	Equity LifeStyle Properties Inc.	8,336,748	652,684
	American Homes 4 Rent Class A	13,848,078	541,875
	Apartment Income REIT Corp.	7,495,771	395,927
	American Campus Communities Inc.	6,642,981	347,162
	Independence Realty Trust Inc.	5,021,201	115,437
	NexPoint Residential Trust Inc.	1,080,739	85,703
	Centerspace	670,904	63,991
	UMH Properties Inc.	2,265,395	53,463
*	Apartment Investment & Management Co. Class A	7,146,854	50,242
	Preferred Apartment Communities Inc.	2,503,893	41,765
			11,437,757
Retail REITs (9.6%)
	Simon Property Group Inc.	15,292,589	2,251,069
	Realty Income Corp.	26,314,674	1,826,501
	Kimco Realty Corp.	27,805,137	674,553
	Regency Centers Corp.	7,300,970	523,845
	Federal Realty Investment Trust	3,342,450	426,129
	National Retail Properties Inc.	8,385,914	372,167
	Brixmor Property Group Inc.	14,182,808	359,676
	Spirit Realty Capital Inc.	5,688,073	269,956
	Kite Realty Group Trust	10,424,050	217,654
	Agree Realty Corp.	3,291,435	215,194
	Macerich Co.	10,173,528	168,270
	SITE Centers Corp.	8,064,865	119,441
	Retail Opportunity Investments Corp.	5,796,873	107,416
	Urban Edge Properties	5,591,733	101,993
[1]	Tanger Factory Outlet Centers Inc.	4,962,110	84,405
	Acadia Realty Trust	4,221,578	83,545
	Getty Realty Corp.	1,815,488	53,866
	RPT Realty	3,879,491	48,959
	American Finance Trust Inc. Class A	5,632,032	46,521
[1]	NETSTREIT Corp.	1,887,970	42,668
	Saul Centers Inc.	676,487	33,405
	Alexander's Inc.	109,946	28,945

8

Real Estate Index Fund
		Shares	Market Value• ($000)
	Urstadt Biddle Properties Inc. Class A	1,423,048	28,020
*,1	Seritage Growth Properties Class A	1,474,978	15,281
*,3	Spirit MTA REIT	2,071,263	554
	Urstadt Biddle Properties Inc.	16,032	283
			8,100,316
Specialized REITs (31.8%)
	American Tower Corp.	21,734,776	5,466,296
	Crown Castle International Corp.	20,639,071	3,766,837
	Equinix Inc.	4,285,935	3,106,874
	Public Storage	7,530,990	2,700,086
	Digital Realty Trust Inc.	13,244,974	1,976,548
	SBA Communications Corp.	5,231,596	1,702,571
	Weyerhaeuser Co.	35,805,597	1,447,620
	Extra Space Storage Inc.	6,389,758	1,266,386
[1]	VICI Properties Inc.	29,318,994	839,110
	Iron Mountain Inc.	13,822,747	634,741
	CyrusOne Inc.	5,922,299	532,119
	Life Storage Inc.	3,739,792	504,685
	CubeSmart	9,635,184	488,889
	Gaming & Leisure Properties Inc.	10,629,619	480,246
	Lamar Advertising Co. Class A	4,143,346	458,917
	MGM Growth Properties LLC Class A	7,481,250	290,871
	National Storage Affiliates Trust	4,021,692	247,575
	Rayonier Inc.	6,747,598	246,557
	Outfront Media Inc.	6,955,079	172,764
	PotlatchDeltic Corp.	3,201,011	172,182
	EPR Properties	3,571,138	157,023
	Uniti Group Inc.	11,145,213	134,411
	Four Corners Property Trust Inc.	3,637,483	98,467
	Safehold Inc.	764,271	47,308
	Gladstone Land Corp.	1,421,632	43,331
*,1	GEO Group Inc.	1,048,653	7,058
			26,989,472
Total Equity Real Estate Investment Trusts (REITs) (Cost $62,400,373)			80,652,547
Real Estate Management & Development (4.6%)
Diversified Real Estate Activities (0.1%)
	St. Joe Co.	1,546,280	75,010
	RMR Group Inc. Class A	735,101	23,531
			98,541
Real Estate Development (0.2%)
*	Howard Hughes Corp.	1,974,617	190,175
*	Forestar Group Inc.	827,447	16,508
			206,683
		Shares	Market Value• ($000)
Real Estate Operating Companies (0.2%)
	Kennedy-Wilson Holdings Inc.	6,049,491	135,871
*	FRP Holdings Inc.	292,523	16,522
			152,393
Real Estate Services (4.1%)
*	CBRE Group Inc. Class A	16,032,818	1,624,766
*	Jones Lang LaSalle Inc.	2,421,231	607,221
*	Zillow Group Inc. Class C	7,989,131	403,291
*	Zillow Group Inc. Class A	2,934,302	146,304
*	Cushman & Wakefield plc	6,397,043	134,274
	Newmark Group Inc. Class A	8,324,920	127,455
*	Redfin Corp.	4,160,097	123,014
*	Realogy Holdings Corp.	5,564,994	91,822
[1]	eXp World Holdings Inc.	3,145,229	85,361
*	Opendoor Technologies Inc.	5,774,185	57,338
*	Marcus & Millichap Inc.	1,134,208	53,092
	RE/MAX Holdings Inc. Class A	903,113	26,877
*	Douglas Elliman Inc.	3,120,534	24,215
			3,505,030
Total Real Estate Management & Development (Cost $3,643,195)			3,962,647

9

Real Estate Index Fund
	Shares	Market Value• ($000)
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[7,8] Vanguard Market Liquidity Fund, 0.120% (Cost $147,590)	1,476,263	147,613
Total Investments (100.0%) (Cost $66,191,158)		84,762,807
Other Assets and Liabilities—Net (0.0%)		(40,906)
Net Assets (100%)		84,721,901
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $44,739,000.
2	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3	Security value determined using significant unobservable inputs.
4	“Other” represents securities that are not classified by the fund’s benchmark index.
5	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
6	Represents a wholly owned subsidiary of the fund. See accompanying financial statements for Vanguard Real Estate II Index Fund's Schedule of Investments.
7	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
8	Collateral of $45,158,000 was received for securities on loan.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Digital Realty Trust Inc.	1/31/23	GSI	37,308	(0.120)	—	—
Redfin Corp.	1/31/23	GSI	10,350	(0.068)	—	—
Seritage Growth Properties Class A	1/31/23	GSI	4,103	(0.071)	—	—
Simon Property Group Inc.	1/31/23	GSI	58,880	(0.119)	—	—
					—	—
1	Based on USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
GSI—Goldman Sachs International.

See accompanying Notes, which are an integral part of the Financial Statements.
10

Real Estate Index Fund
Statement of Assets and Liabilities
As of January 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $58,869,490)	74,982,810
Affiliated Issuers (Cost $233,431)	237,956
Vanguard Real Estate II Index Fund (Cost $7,088,237)	9,542,041
Total Investments in Securities	84,762,807
Investment in Vanguard	2,603
Cash	1,663
Cash Collateral Pledged—Over-the-Counter Swap Contracts	6,910
Receivables for Investment Securities Sold	27,091
Receivables for Accrued Income	23,225
Receivables for Capital Shares Issued	45,521
Total Assets	84,869,820
Liabilities
Payables for Investment Securities Purchased	30,755
Collateral for Securities on Loan	45,158
Payables for Capital Shares Redeemed	67,857
Payables to Vanguard	4,149
Total Liabilities	147,919
Net Assets	84,721,901
11

Real Estate Index Fund
Statement of Assets and Liabilities (continued)
At January 31, 2022, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	68,779,044
Total Distributable Earnings (Loss)	15,942,857
Net Assets	84,721,901

Investor Shares—Net Assets
Applicable to 5,538,616 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	195,875
Net Asset Value Per Share—Investor Shares	$35.37

ETF Shares—Net Assets
Applicable to 438,503,769 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	46,672,959
Net Asset Value Per Share—ETF Shares	$106.44

Admiral Shares—Net Assets
Applicable to 170,790,852 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	25,763,726
Net Asset Value Per Share—Admiral Shares	$150.85

Institutional Shares—Net Assets
Applicable to 517,794,514 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	12,089,341
Net Asset Value Per Share—Institutional Shares	$23.35
See accompanying Notes, which are an integral part of the Financial Statements.
12

Real Estate Index Fund
Statement of Operations

Year Ended January 31, 2022
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers	1,314,456
Dividends—Affiliated Issuers	2,163
Dividends—Vanguard Real Estate II Index Fund	173,896
Non-Cash Dividends	83,767
Interest—Affiliated Issuers	86
Securities Lending—Net	1,342
Total Income	1,575,710
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,354
Management and Administrative—Investor Shares	493
Management and Administrative—ETF Shares	44,770
Management and Administrative—Admiral Shares	25,824
Management and Administrative—Institutional Shares	10,058
Marketing and Distribution—Investor Shares	15
Marketing and Distribution—ETF Shares	1,155
Marketing and Distribution—Admiral Shares	1,022
Marketing and Distribution—Institutional Shares	395
Custodian Fees	106
Auditing Fees	35
Shareholders’ Reports—Investor Shares	1
Shareholders’ Reports—ETF Shares	1,295
Shareholders’ Reports—Admiral Shares	454
Shareholders’ Reports—Institutional Shares	165
Trustees’ Fees and Expenses	36
Total Expenses	88,178
Net Investment Income	1,487,532
Realized Net Gain (Loss)
Capital Gain Distributions Received—Unaffiliated Issuers	354,308
Capital Gain Distributions Received—Affiliated Issuers	172
Capital Gain Distributions Received—Vanguard Real Estate II Index Fund	12,437
Investment Securities Sold—Unaffiliated Issuers[1]	2,120,154
Investment Securities Sold—Affiliated Issuers[1]	1,696
Investment Securities Sold—Vanguard Real Estate II Index Fund	—
Futures Contracts	75
Swap Contracts	18,460
Realized Net Gain (Loss)	2,507,302
13

Real Estate Index Fund
Statement of Operations (continued)
Year Ended January 31, 2022
($000)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	12,124,608
Investment Securities—Affiliated Issuers	(3,689)
Investment Securities—Vanguard Real Estate II Index Fund	1,956,872
Change in Unrealized Appreciation (Depreciation)	14,077,791
Net Increase (Decrease) in Net Assets Resulting from Operations	18,072,625
1	Includes $2,574,570,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
14

Real Estate Index Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,487,532	1,355,272
Realized Net Gain (Loss)	2,507,302	1,060,800
Change in Unrealized Appreciation (Depreciation)	14,077,791	(7,797,964)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,072,625	(5,381,892)
Distributions
Net Investment Income and/or Realized Capital Gains
Investor Shares	(3,637)	(4,393)
ETF Shares	(811,715)	(714,428)
Admiral Shares	(463,925)	(458,678)
Institutional Shares	(220,900)	(213,294)
Return of Capital
Investor Shares	(1,874)	(3,129)
ETF Shares	(418,428)	(508,885)
Admiral Shares	(239,147)	(326,715)
Institutional Shares	(113,871)	(151,929)
Total Distributions	(2,273,497)	(2,381,451)
Capital Share Transactions
Investor Shares	(35,113)	(29,761)
ETF Shares	6,252,486	(1,176,383)
Admiral Shares	1,052,588	(1,182,290)
Institutional Shares	221,639	356,671
Net Increase (Decrease) from Capital Share Transactions	7,491,600	(2,031,763)
Total Increase (Decrease)	23,290,728	(9,795,106)
Net Assets
Beginning of Period	61,431,173	71,226,279
End of Period	84,721,901	61,431,173
See accompanying Notes, which are an integral part of the Financial Statements.
15

Real Estate Index Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$28.23	$31.21	$27.69	$26.40	$27.38
Investment Operations
Net Investment Income[1]	.602	.586	.719	.787	.761
Net Realized and Unrealized Gain (Loss) on Investments	7.475	(2.498)	3.801	1.639	(.614)
Total from Investment Operations	8.077	(1.912)	4.520	2.426	.147
Distributions
Dividends from Net Investment Income	(.620)	(.624)	(.752)	(.851)	(.788)
Distributions from Realized Capital Gains	—	—	—	—	(.011)
Return of Capital	(.317)	(.444)	(.248)	(.285)	(.328)
Total Distributions	(.937)	(1.068)	(1.000)	(1.136)	(1.127)
Net Asset Value, End of Period	$35.37	$28.23	$31.21	$27.69	$26.40
Total Return[2]	28.73%	-5.88%	16.59%	9.53%	0.45%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$196	$188	$243	$1,871	$2,143
Ratio of Total Expenses to Average Net Assets	0.26%	0.26%	0.26%	0.25%	0.26%
Ratio of Net Investment Income to Average Net Assets	1.77%	2.18%	2.48%	3.02%	2.87%
Portfolio Turnover Rate[3]	7%	8%	6%	24%	6%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
16

Real Estate Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$84.96	$93.93	$83.36	$79.47	$82.43
Investment Operations
Net Investment Income[1]	1.960	1.889	2.335	2.487	2.499
Net Realized and Unrealized Gain (Loss) on Investments	22.486	(7.525)	11.379	4.934	(1.945)
Total from Investment Operations	24.446	(5.636)	13.714	7.421	.554
Distributions
Dividends from Net Investment Income	(1.943)	(1.947)	(2.364)	(2.646)	(2.458)
Distributions from Realized Capital Gains	—	—	—	—	(.034)
Return of Capital	(1.023)	(1.387)	(.780)	(.885)	(1.022)
Total Distributions	(2.966)	(3.334)	(3.144)	(3.531)	(3.514)
Net Asset Value, End of Period	$106.44	$84.96	$93.93	$83.36	$79.47
Total Return	28.88%	-5.80%	16.70%	9.70%	0.59%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$46,673	$32,064	$37,682	$30,857	$32,377
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	1.90%	2.33%	2.60%	3.15%	3.01%
Portfolio Turnover Rate[2]	7%	8%	6%	24%	6%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
17

Real Estate Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$120.40	$133.12	$118.14	$112.63	$116.83
Investment Operations
Net Investment Income[1]	2.761	2.677	3.315	3.507	3.538
Net Realized and Unrealized Gain (Loss) on Investments	31.890	(10.672)	16.121	7.008	(2.761)
Total from Investment Operations	34.651	(7.995)	19.436	10.515	.777
Distributions
Dividends from Net Investment Income	(2.770)	(2.759)	(3.350)	(3.751)	(3.483)
Distributions from Realized Capital Gains	—	—	—	—	(.048)
Return of Capital	(1.431)	(1.966)	(1.106)	(1.254)	(1.447)
Total Distributions	(4.201)	(4.725)	(4.456)	(5.005)	(4.978)
Net Asset Value, End of Period	$150.85	$120.40	$133.12	$118.14	$112.63
Total Return[2]	28.91%	-5.74%	16.73%	9.69%	0.58%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$25,764	$19,702	$23,274	$18,223	$17,757
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.11%	0.12%
Ratio of Net Investment Income to Average Net Assets	1.90%	2.33%	2.60%	3.16%	3.01%
Portfolio Turnover Rate[3]	7%	8%	6%	24%	6%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
18

Real Estate Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$18.64	$20.60	$18.28	$17.43	$18.08
Investment Operations
Net Investment Income[1]	.432	.421	.518	.543	.568
Net Realized and Unrealized Gain (Loss) on Investments	4.933	(1.646)	2.496	1.085	(.444)
Total from Investment Operations	5.365	(1.225)	3.014	1.628	.124
Distributions
Dividends from Net Investment Income	(.432)	(.429)	(.522)	(.583)	(.542)
Distributions from Realized Capital Gains	—	—	—	—	(.007)
Return of Capital	(.223)	(.306)	(.172)	(.195)	(.225)
Total Distributions	(.655)	(.735)	(.694)	(.778)	(.774)
Net Asset Value, End of Period	$23.35	$18.64	$20.60	$18.28	$17.43
Total Return	28.91%	-5.68%	16.77%	9.70%	0.60%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,089	$9,478	$10,027	$8,206	$8,176
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.09%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.92%	2.37%	2.63%	3.18%	3.03%
Portfolio Turnover Rate[2]	7%	8%	6%	24%	6%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
19

Real Estate Index Fund
Notes to Financial Statements
Vanguard Real Estate Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
As a part of its principal investment strategy, the fund attempts to replicate its benchmark index by investing all, or substantially all, of its assets—either directly or indirectly through a wholly owned subsidiary—in the stocks that make up the index. Vanguard Real Estate II Index Fund is the wholly owned subsidiary in which the fund has invested a portion of its assets. For additional financial information about the Real Estate II Index Fund, refer to the accompanying financial statements.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in affiliated Vanguard funds are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in
20

Real Estate Index Fund
the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2022, the fund’s average investments in long and short futures contracts represented 0% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at January 31, 2022.
3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended January 31, 2022, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
21

Real Estate Index Fund
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. The portion of distributions that exceed a fund's current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
22

Real Estate Index Fund
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Distributions received from investment securities are recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Each investment security reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the investment securities, and management’s estimates of such amounts for investment security distributions for which actual information has not been reported. Income, capital gain, and return of capital distributions received from affiliated Vanguard funds are recorded on ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2022, the fund had contributed to Vanguard capital in the amount of $2,603,000, representing less than 0.01% of the fund’s net assets and 1.04% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
23

Real Estate Index Fund
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of January 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	84,614,626	—	568	84,615,194
Temporary Cash Investments	147,613	—	—	147,613
Total	84,762,239	—	568	84,762,807

Derivative Financial Instruments
Assets
Swap Contracts	—	—	—	—
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	2,587,200
Total Distributable Earnings (Loss)	(2,587,200)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	—
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(2,552,105)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	18,385,812
24

Real Estate Index Fund
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	1,500,177	1,390,793
Long-Term Capital Gains	—	—
Return of Capital	773,321	990,658
Total	2,273,498	2,381,451
*	Includes short-term capital gains, if any.
As of January 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	66,376,995
Gross Unrealized Appreciation	22,392,660
Gross Unrealized Depreciation	(4,006,848)
Net Unrealized Appreciation (Depreciation)	18,385,812
E.	During the year ended January 31, 2022, the fund purchased $19,126,871,000 of investment securities and sold $11,774,593,000 of investment securities, other than temporary cash investments. Purchases and sales include $12,141,128,000 and $6,040,747,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2022, such purchases were $46,697,000 and sales were $26,976,000, resulting in net realized loss of $5,125,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	40,853	1,192	16,000	586
Issued in Lieu of Cash Distributions	5,511	161	7,522	282
Redeemed	(81,477)	(2,463)	(53,283)	(2,013)
Net Increase (Decrease)—Investor Shares	(35,113)	(1,110)	(29,761)	(1,145)
25

Real Estate Index Fund
	Year Ended January 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	12,323,320	119,786	8,299,471	100,643
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(6,070,834)	(58,700)	(9,475,854)	(124,400)
Net Increase (Decrease)—ETF Shares	6,252,486	61,086	(1,176,383)	(23,757)
Admiral Shares
Issued	4,265,102	29,377	3,229,939	28,465
Issued in Lieu of Cash Distributions	616,726	4,188	688,666	6,053
Redeemed	(3,829,240)	(26,405)	(5,100,895)	(45,719)
Net Increase (Decrease)—Admiral Shares	1,052,588	7,160	(1,182,290)	(11,201)
Institutional Shares
Issued	2,230,405	98,845	1,959,562	112,493
Issued in Lieu of Cash Distributions	311,998	13,695	343,567	19,520
Redeemed	(2,320,764)	(103,325)	(1,946,458)	(110,090)
Net Increase (Decrease)—Institutional Shares	221,639	9,215	356,671	21,923
G.	Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:
		Current Period Transactions
	Jan. 31, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jan. 31, 2022 Market Value ($000)
Easterly Government Properties Inc.	NA [2]	26,042	10,207	1,662	(3,637)	2,163	163	90,343
Vanguard Market Liquidity Fund	353,714	NA [3]	NA [3]	34	(52)	86	9	147,613
Vanguard Real Estate II Index Fund	7,399,530	263,123	—	—	1,956,872	173,896	12,437	9,542,041
Total	7,753,244	289,165	10,207	1,696	1,953,183	176,145	12,609	9,779,997
1	Does not include adjustments related to return of capital.
2	Not applicable—at January 31, 2021, the issuer was not an affiliated company of the fund.
3	Not applicable—purchases and sales are for temporary cash investment purposes.
H.	Market disruptions associated with current geopolitical events have had a global impact, and uncertainty exists as to their implications. Such disruptions can adversely affect assets and thus
26

Real Estate Index Fund
performance of the fund; at this time, an aggregate effect on assets and performance cannot be reasonably estimated. Management is continuing to monitor these developments and evaluate impacts they may have on the fund.
Management has determined that no other events or transactions occurred subsequent to January 31, 2022, that would require recognition or disclosure in these financial statements.
27

Real Estate II Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 26, 2017, Through January 31, 2022
Initial Investment of $100,000,000
		Average Annual Total Returns Periods Ended January 31, 2022
	One Year	Since Inception (9/26/2017)	Final Value of a $100,000,000 Investment
Real Estate II Index Fund	28.96%	9.99%	$151,269,360
Real Estate Spliced Index	29.05	10.06	151,683,300
Dow Jones U.S. Total Stock Market Float Adjusted Index	18.50	15.91	190,031,180
Real Estate Spliced Index: MSCI US REIT Index through February 1, 2018; MSCI US Investable Market Real Estate 25/50 Transition Index through July 24, 2018; MSCI US Investable Market Real Estate 25/50 Index thereafter.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
28

Real Estate II Index Fund
Fund Allocation
As of January 31, 2022
Diversified Real Estate Activities	0.1%
Diversified REITs	3.1
Health Care REITs	8.0
Hotel & Resort REITs	2.5
Industrial REITs	12.4
Office REITs	6.6
Real Estate Development	0.3
Real Estate Operating Companies	0.2
Real Estate Services	4.7
Residential REITs	15.2
Retail REITs	10.9
Specialized REITs	36.0
The table reflects the fund’s investments, except for short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
29

Real Estate II Index Fund
Financial Statements
Schedule of Investments
As of January 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Equity Real Estate Investment Trusts (REITs) (94.6%)
Diversified REITs (3.0%)
	WP Carey Inc.	1,121,058	86,994
	STORE Capital Corp.	1,482,344	47,005
	Broadstone Net Lease Inc.	963,505	22,267
*	DigitalBridge Group Inc.	2,987,563	21,809
	PS Business Parks Inc.	125,327	20,925
	Essential Properties Realty Trust Inc.	717,591	19,052
	Washington REIT	512,488	12,618
	American Assets Trust Inc.	311,378	11,200
	Alexander & Baldwin Inc.	438,620	10,066
	iStar Inc.	434,384	9,326
	Global Net Lease Inc.	609,423	8,739
	Empire State Realty Trust Inc. Class A	888,129	7,922
	Armada Hoffler Properties Inc.	370,104	5,193
	Gladstone Commercial Corp.	223,424	5,181
	One Liberty Properties Inc.	100,488	3,065
			291,362
Health Care REITs (8.0%)
	Welltower Inc.	2,561,517	221,904
	Ventas Inc.	2,385,234	126,465
	Healthpeak Properties Inc.	3,267,061	115,556
	Medical Properties Trust Inc.	3,611,117	82,189
	Omega Healthcare Investors Inc.	1,448,002	45,583
	Healthcare Trust of America Inc. Class A	1,326,645	43,182
	Healthcare Realty Trust Inc.	882,449	27,374
	Physicians Realty Trust	1,318,480	24,076
	Sabra Health Care REIT Inc.	1,337,052	18,197
	National Health Investors Inc.	263,791	15,255
	CareTrust REIT Inc.	587,685	12,465
	LTC Properties Inc.	238,652	8,608
		Shares	Market Value• ($000)
	Community Healthcare Trust Inc.	142,218	6,448
	Global Medical REIT Inc.	369,554	6,249
	Universal Health Realty Income Trust	83,799	4,886
	Diversified Healthcare Trust	1,442,161	4,399
			762,836
Hotel & Resort REITs (2.5%)
*	Host Hotels & Resorts Inc.	4,328,996	75,065
*	Ryman Hospitality Properties Inc.	317,236	28,044
	Apple Hospitality REIT Inc.	1,316,203	21,230
*	Park Hotels & Resorts Inc.	1,034,250	18,823
	Pebblebrook Hotel Trust	795,462	17,222
*	Sunstone Hotel Investors Inc.	1,325,788	14,995
	RLJ Lodging Trust	1,009,138	13,976
*	Xenia Hotels & Resorts Inc.	691,847	11,997
*	DiamondRock Hospitality Co.	1,275,857	11,929
	Service Properties Trust	997,984	8,533
*	Summit Hotel Properties Inc.	644,236	6,069
*	Chatham Lodging Trust	294,959	3,914
*	CorePoint Lodging Inc.	247,776	3,892
			235,689
Industrial REITs (12.4%)
	Prologis Inc.	4,481,166	702,737
	Duke Realty Corp.	2,293,358	132,510
	Rexford Industrial Realty Inc.	834,916	61,091
	EastGroup Properties Inc.	244,927	48,963
	First Industrial Realty Trust Inc.	782,769	47,577
	STAG Industrial Inc.	982,239	41,971
	Americold Realty Trust	1,332,769	37,917
	Terreno Realty Corp.	427,597	31,971
	Innovative Industrial Properties Inc.	145,115	28,760
	LXP Industrial Trust	1,684,078	25,076
30

Real Estate II Index Fund
		Shares	Market Value• ($000)
	Monmouth Real Estate Investment Corp.	565,683	11,874
	Industrial Logistics Properties Trust	395,586	9,071
	Plymouth Industrial REIT Inc.	183,830	5,285
			1,184,803
Office REITs (6.6%)
	Alexandria Real Estate Equities Inc.	877,402	170,953
	Boston Properties Inc.	899,343	100,798
	Kilroy Realty Corp.	635,364	40,663
	Vornado Realty Trust	987,119	40,482
	Cousins Properties Inc.	901,371	34,757
	Douglas Emmett Inc.	1,063,787	33,211
	SL Green Realty Corp.	407,153	29,527
	Highwoods Properties Inc.	631,834	27,245
	Hudson Pacific Properties Inc.	925,016	21,858
	JBG SMITH Properties	718,889	19,698
*	Equity Commonwealth	740,169	19,274
	Corporate Office Properties Trust	680,114	17,180
	Piedmont Office Realty Trust Inc. Class A	753,490	13,382
	Brandywine Realty Trust	1,037,974	13,348
	Easterly Government Properties Inc. Class A	546,565	11,461
	Paramount Group Inc.	1,061,120	9,221
	Office Properties Income Trust	292,482	7,452
*	Veris Residential Inc.	440,029	7,261
*	Orion Office REIT Inc.	333,914	5,556
	City Office REIT Inc.	264,201	4,711
	Franklin Street Properties Corp.	618,311	3,432
			631,470
Residential REITs (15.2%)
	AvalonBay Communities Inc.	846,309	206,694
	Equity Residential	2,156,380	191,336
	Invitation Homes Inc.	3,494,440	146,697
	Mid-America Apartment Communities Inc.	703,278	145,354
	Sun Communities Inc.	702,588	132,761
	Essex Property Trust Inc.	394,233	131,082
	UDR Inc.	1,799,378	102,277
	Camden Property Trust	609,641	97,597
	Equity LifeStyle Properties Inc.	1,058,233	82,849
	American Homes 4 Rent Class A	1,757,807	68,783
	Apartment Income REIT Corp.	951,517	50,259
	American Campus Communities Inc.	843,044	44,057
		Shares	Market Value• ($000)
	Independence Realty Trust Inc.	636,330	14,629
	NexPoint Residential Trust Inc.	137,484	10,903
	Centerspace	84,999	8,107
	UMH Properties Inc.	286,995	6,773
*	Apartment Investment & Management Co. Class A	906,153	6,370
	Preferred Apartment Communities Inc.	318,474	5,312
			1,451,840
Retail REITs (10.9%)
	Simon Property Group Inc.	1,991,972	293,218
	Realty Income Corp.	3,340,321	231,852
	Kimco Realty Corp.	3,530,107	85,640
	Regency Centers Corp.	926,748	66,494
	Federal Realty Investment Trust	424,271	54,090
	National Retail Properties Inc.	1,064,497	47,242
	Brixmor Property Group Inc.	1,800,552	45,662
	Spirit Realty Capital Inc.	722,047	34,268
	Kite Realty Group Trust	1,323,840	27,642
	Agree Realty Corp.	417,935	27,325
	Macerich Co.	1,292,314	21,375
	SITE Centers Corp.	1,022,246	15,140
	Retail Opportunity Investments Corp.	735,405	13,627
	Urban Edge Properties	709,580	12,943
	Tanger Factory Outlet Centers Inc.	629,716	10,712
	Acadia Realty Trust	535,742	10,603
	Getty Realty Corp.	230,717	6,845
	RPT Realty	491,814	6,207
	American Finance Trust Inc. Class A	714,087	5,898
	NETSTREIT Corp.	239,689	5,417
	Saul Centers Inc.	86,124	4,253
	Alexander's Inc.	13,920	3,665
	Urstadt Biddle Properties Inc. Class A	183,406	3,611
*	Seritage Growth Properties Class A	238,312	2,469
*,1	Spirit MTA REIT	257,871	69
			1,036,267
Specialized REITs (36.0%)
	American Tower Corp.	2,758,978	693,883
	Crown Castle International Corp.	2,619,900	478,158
	Equinix Inc.	544,052	394,383
	Public Storage	955,971	342,744
	Digital Realty Trust Inc.	1,713,044	255,638
	SBA Communications Corp.	664,093	216,122
	Weyerhaeuser Co.	4,545,096	183,758

31

Real Estate II Index Fund
		Shares	Market Value• ($000)
	Extra Space Storage Inc.	811,102	160,752
	VICI Properties Inc.	3,721,651	106,514
	Iron Mountain Inc.	1,754,644	80,573
	CyrusOne Inc.	751,769	67,546
	Life Storage Inc.	474,723	64,064
	CubeSmart	1,223,082	62,059
	Gaming & Leisure Properties Inc.	1,348,786	60,938
	Lamar Advertising Co. Class A	525,949	58,254
	MGM Growth Properties LLC Class A	949,641	36,922
	National Storage Affiliates Trust	510,616	31,434
	Rayonier Inc.	856,885	31,311
	Outfront Media Inc.	883,317	21,942
	PotlatchDeltic Corp.	406,749	21,879
	EPR Properties	453,901	19,958
	Uniti Group Inc.	1,412,951	17,040
	Four Corners Property Trust Inc.	461,514	12,493
	Safehold Inc.	96,802	5,992
	Gladstone Land Corp.	180,569	5,504
*	GEO Group Inc.	132,759	894
			3,430,755
Total Equity Real Estate Investment Trusts (REITs) (Cost $6,638,121)			9,025,022
Real Estate Management & Development (5.3%)
Diversified Real Estate Activities (0.1%)
	St. Joe Co.	195,896	9,503
	RMR Group Inc. Class A	93,403	2,990
			12,493
Real Estate Development (0.3%)
*	Howard Hughes Corp.	250,809	24,156
*	Forestar Group Inc.	105,328	2,101
			26,257
Real Estate Operating Companies (0.2%)
	Kennedy-Wilson Holdings Inc.	768,643	17,263
*	FRP Holdings Inc.	37,125	2,097
			19,360
		Shares	Market Value• ($000)
Real Estate Services (4.7%)
*	CBRE Group Inc. Class A	2,035,254	206,253
*	Jones Lang LaSalle Inc.	307,376	77,087
*	Zillow Group Inc. Class C	1,013,871	51,180
*	Zillow Group Inc. Class A	372,782	18,587
*	Cushman & Wakefield plc	811,054	17,024
*	Redfin Corp.	573,329	16,953
	Newmark Group Inc. Class A	1,055,351	16,157
*	Realogy Holdings Corp.	706,332	11,655
	eXp World Holdings Inc.	399,049	10,830
*	Opendoor Technologies Inc.	732,708	7,276
*	Marcus & Millichap Inc.	143,729	6,728
	RE/MAX Holdings Inc. Class A	114,415	3,405
*	Douglas Elliman Inc.	395,541	3,069
			446,204
Total Real Estate Management & Development (Cost $434,095)			504,314
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[2]	Vanguard Market Liquidity Fund, 0.120% (Cost $13,445)	134,466	13,445
Total Investments (100.0%) (Cost $7,085,661)			9,542,781
Other Assets and Liabilities—Net (0.0%)			(740)
Net Assets (100%)			9,542,041
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security value determined using significant unobservable inputs.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.

32

Real Estate II Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Americold Realty Trust	1/31/23	GSI	7,113	(0.070)	—	—
Park Hotels & Resorts Inc.	1/31/23	GSI	7,280	(0.070)	—	—
					—	—
1	Based on USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
GSI—Goldman Sachs International.

See accompanying Notes, which are an integral part of the Financial Statements.
33

Real Estate II Index Fund
Statement of Assets and Liabilities
As of January 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $7,072,216)	9,529,336
Affiliated Issuers (Cost $13,445)	13,445
Total Investments in Securities	9,542,781
Investment in Vanguard	334
Cash Collateral Pledged—Over-the-Counter Swap Contracts	1,370
Receivables for Investment Securities Sold	3,463
Receivables for Accrued Income	2,948
Total Assets	9,550,896
Liabilities
Payables for Investment Securities Purchased	8,523
Payables to Vanguard	332
Total Liabilities	8,855
Net Assets	9,542,041
At January 31, 2022, net assets consisted of:

Paid-in Capital	7,088,758
Total Distributable Earnings (Loss)	2,453,283
Net Assets	9,542,041

Net Assets
Applicable to 371,450,920 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	9,542,041
Net Asset Value Per Share	$25.69
See accompanying Notes, which are an integral part of the Financial Statements.
34

Real Estate II Index Fund
Statement of Operations

Year Ended January 31, 2022
($000)
Investment Income
Income
Dividends	173,127
Non-Cash Dividends	10,899
Interest [1]	5
Securities Lending—Net	140
Total Income	184,171
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,072
Management and Administrative	6,027
Marketing and Distribution	112
Custodian Fees	22
Auditing Fees	39
Shareholders’ Reports	—
Trustees’ Fees and Expenses	2
Total Expenses	7,274
Net Investment Income	176,897
Realized Net Gain (Loss)
Capital Gain Distributions Received	46,985
Investment Securities Sold[1]	8,870
Futures Contracts	9
Swap Contracts	(2,480)
Realized Net Gain (Loss)	53,384
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	1,912,230
Net Increase (Decrease) in Net Assets Resulting from Operations	2,142,511
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $5,000, $3,000, and ($5,000), respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
35

Real Estate II Index Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	176,897	165,977
Realized Net Gain (Loss)	53,384	(9,691)
Change in Unrealized Appreciation (Depreciation)	1,912,230	(604,377)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,142,511	(448,091)
Distributions
Net Investment Income and/or Realized Capital Gains	(186,333)	(163,444)
Return of Capital	(76,790)	(119,057)
Total Distributions	(263,123)	(282,501)
Capital Share Transactions
Issued	—	—
Issued in Lieu of Cash Distributions	263,123	282,501
Redeemed	—	—
Net Increase (Decrease) from Capital Share Transactions	263,123	282,501
Total Increase (Decrease)	2,142,511	(448,091)
Net Assets
Beginning of Period	7,399,530	7,847,621
End of Period	9,542,041	7,399,530
See accompanying Notes, which are an integral part of the Financial Statements.
36

Real Estate II Index Fund
Financial Highlights
For a Share Outstanding Throughout Each Period		Year Ended January 31,			September 26, 2017[1] to January 31, 2018
	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$20.50	$22.64	$20.10	$19.17	$20.00
Investment Operations
Net Investment Income[2]	.484	.471	.571	.611	.268
Net Realized and Unrealized Gain (Loss) on Investments	5.427	(1.808)	2.752	1.176	(.834)
Total from Investment Operations	5.911	(1.337)	3.323	1.787	(.566)
Distributions
Dividends from Net Investment Income	(.477)	(.465)	(.590)	(.626)	(.225)
Distributions from Realized Capital Gains	(.034)	—	—	—	(.030)
Return of Capital	(.210)	(.338)	(.193)	(.231)	(.009)
Total Distributions	(.721)	(.803)	(.783)	(.857)	(.264)
Net Asset Value, End of Period	$25.69	$20.50	$22.64	$20.10	$19.17
Total Return	28.96%	-5.70%	16.78%	9.68%	-2.89%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,542	$7,400	$7,848	$6,719	$6,126
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08% [3]
Ratio of Net Investment Income to Average Net Assets	1.95%	2.41%	2.63%	3.22%	3.84% [3]
Portfolio Turnover Rate	6%	4%	3%	23%	1%
1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.
37

Real Estate II Index Fund
Notes to Financial Statements
Vanguard Real Estate II Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund is a wholly owned subsidiary of Vanguard Real Estate Index Fund (“Real Estate Index Fund”), and at January 31, 2022, the Real Estate Index Fund was the record and beneficial owner of 100% of the fund’s net assets. As part of the Real Estate Index Fund’s principal investment strategy, it attempts to replicate the benchmark index by investing all, or substantially all, of its assets—either directly or indirectly through the fund—in the stocks that make up the index.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended January 31, 2022, the fund’s average investments in long and short futures contracts represented 0% and less than 1% of net assets, respectively, based on the average of
38

Real Estate II Index Fund
the notional amounts at each quarter-end during the period. The fund had no open futures contracts at January 31, 2022.
3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended January 31, 2022, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
39

Real Estate II Index Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. The portion of distributions that exceed a fund's current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund
40

Real Estate II Index Fund
Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Distributions received from investment securities are recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Each investment security reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the investment securities, and management’s estimates of such amounts for investment security distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2022, the fund had contributed to Vanguard capital in the amount of $334,000, representing less than 0.01% of the fund’s net assets and 0.13% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
41

Real Estate II Index Fund
The following table summarizes the market value of the fund's investments and derivatives as of January 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	9,529,267	—	69	9,529,336
Temporary Cash Investments	13,445	—	—	13,445
Total	9,542,712	—	69	9,542,781

Derivative Financial Instruments
Assets
Swap Contracts	—	—	—	—
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for swap agreements and designation of dividends paid were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	—
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	2,439,340
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	180,753	163,444
Long-Term Capital Gains	5,580	—
Return of Capital	76,790	119,057
Total	263,123	282,501
*	Includes short-term capital gains, if any.
42

Real Estate II Index Fund
As of January 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	7,103,441
Gross Unrealized Appreciation	2,993,240
Gross Unrealized Depreciation	(553,900)
Net Unrealized Appreciation (Depreciation)	2,439,340
E.	During the year ended January 31, 2022, the fund purchased $749,749,000 of investment securities and sold $507,539,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2022, such purchases were $6,341,000 and sales were $4,072,000, resulting in net realized loss of $210,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital shares issued and redeemed were:

	Year Ended January 31,
	2022 Shares (000)	2021 Shares (000)

Issued	—	—
Issued in Lieu of Cash Distributions	10,506	14,371
Redeemed	—	—
Net Increase (Decrease) in Shares Outstanding	10,506	14,371
G.	Market disruptions associated with current geopolitical events have had a global impact, and uncertainty exists as to their implications. Such disruptions can adversely affect assets and thus performance of the fund; at this time, an aggregate effect on assets and performance cannot be reasonably estimated. Management is continuing to monitor these developments and evaluate impacts they may have on the fund.
Management has determined that no other events or transactions occurred subsequent to January 31, 2022, that would require recognition or disclosure in these financial statements.
43

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Real Estate Index Fund and Vanguard Real Estate II Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Real Estate Index Fund (one of the funds constituting Vanguard Specialized Funds) and Vanguard Real Estate II Index Fund (one of the funds constituting Vanguard Fixed Income Securities Funds) (hereafter collectively referred to as the "Funds") as of January 31, 2022, the related statements of operations for the year ended January 31, 2022, the statements of changes in net assets for each of the two years in the period ended January 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 23, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
44

Special 2021 tax information (unaudited) for Vanguard Real Estate Index Fund
This information for the fiscal year ended January 31, 2022, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $40,749,000 of qualified dividend income to shareholders during the fiscal year.
The fund distributed $1,310,711,000 of qualified business income to shareholders during the fiscal year.

Special 2021 tax information (unaudited) for Vanguard Real Estate II Index Fund
This information for the fiscal year ended January 31, 2022, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $4,444,000 of qualified dividend income to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.
The fund distributed $5,580,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year. The fund designates $5,580,000 of its capital gain dividends as 20% rate gain distributions and $0 as unrecaptured section 1250 gain distributions (25% rate gain).
The fund distributed $156,582,000 of qualified business income to shareholders during the fiscal year.
45

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
46

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 217 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).

Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. McIsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
© 2022 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent No. 6,879,964.
Vanguard Marketing Corporation, Distributor.
Q1230 032022

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended January 31, 2022: $411,000
Fiscal Year Ended January 31, 2021: $461,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2022: $11,244,694
Fiscal Year Ended January 31, 2021: $10,761,407

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)	Audit-Related Fees.

Fiscal Year Ended January 31, 2022: $2,955,181
Fiscal Year Ended January 31, 2021: $2,915,863

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)	Tax Fees.

Fiscal Year Ended January 31, 2022: $2,047,574
Fiscal Year Ended January 31, 2021: $247,168

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)	All Other Fees.

Fiscal Year Ended January 31, 2022: $280,000
Fiscal Year Ended January 31, 2021: $115,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)           (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)             For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)            Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2022: $2,327,574
Fiscal Year Ended January 31, 2021: $362,168

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)            For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.

(a)(2)	Certifications filed herewith.

(b)	Certifications field herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: March 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: March 25, 2022

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: March 25, 2022

*By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on November 29, 2021 (see File Number 33-64845), a Power of Attorney filed on October 12, 2021 (see File Number 33-23444), and a Power of Attorney filed on August 26, 2021 (see file Number 811-02652), Incorporated by Reference.